UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                         Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

                                                     Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Hope L. Brown

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

                                                 Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 410-986-5600

Date of fiscal year end:  April 30

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON TRUST

April 30, 2014

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Money Market Funds

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Prime Money Market Fund (“Prime Money Market Fund”)

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2013, through April 30, 2014. Inside, you will find a discussion of the factors impacting each fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

Compared to other animals, humans have an unparalleled ability to see what we wish to see. The tendency to interpret facts to suit our opinions is magnified in the financial arena. Most of the time economic data provides plenty of fodder for both bulls and bears.

We see enough positive news to argue that good times are about to roll...

•

Despite weather-driven speed bumps in January and February, U.S. nonfarm payrolls expanded by 2.37 million jobs in the year ended April 2014 - the strongest gain since the period ended April 2006. April 2014 hiring came in unexpectedly robust, with job growth of 288,000, the highest since January 2012. Payrolls rose an average of 202,000 per month over the last six months, and by the end of April 2014, had recovered to within 113,000 jobs of the all-time high set in January 2008.

•

Inflation remains under control. The Consumer Price Index for April 2014 was up 2.0% from a year earlier - the biggest year-over-year increase since July 2013 but below the 20-year average of 2.4%. Meanwhile, core CPI – excluding the volatile food and energy categories – was up 1.8% in April 2014, only slightly above the reading in previous months and also lower than the long-run average of 2.2%.

•

While retail sales came in below expectations in April 2014, strong February and March numbers suggest consumers have come out of hibernation. Job growth and the “wealth effect” from stock returns have set the stage for spending growth.

... and sufficient worrisome news to justify caution.

•

New-home sales have plummeted so far this year, while sales of existing homes have trended lower since last summer, even taking into account seasonal adjustments. Lenders have become more accommodating, yet credit remains fairly tight, as does the supply of homes.

•

Two popular measures of consumer confidence, indices maintained by the Conference Board[i] and the University of Michiganii, have diverged somewhat in recent months. However, both indices report confidence fairly close to levels seen last summer despite improvements in the labor market, excellent stock returns, and an expanding economy. The early-May reading of the University of Michigan surveyii saw a 2.7% decline from April 2014 levels, while the consensus projected a 3.3% increase. One number does not a trend make, but the University of Michigan data can only be called disappointing.

ihttp://www.conference-board.org/

iihttp://www.sca.isr.umich.edu/

Many of the recent problems stem directly from the harsh winter weather we have endured which pushed first quarter GDP down by 1%. We expect that a rebound from this will take place in the second quarter which should be followed by a resumption of modest growth rates in the 2.5 to 3.0% range. Given this outlook, we expect to see stocks outperform bonds but fears of a major rise in interest rates is also probably overblown.

The Bond Markets

In the year ended April 30, the Barclays U.S. Aggregate Bond Index1 delivered a -0.26% return, with the majority of the bond market performing at a lackluster level. Blame Treasuries for the Aggregate Bond Index’s negative return, as the Barclays U.S. Treasury Bond Index2 returned -1.59% for the year ended April. In contrast, Barclays indices for mortgage-backed, corporate, and municipal bonds all managed positive returns, albeit below 0.60%.

While the statements above are unequivocally accurate, investors who stop at the raw numbers will miss a big part of the picture - bond investors suffered their pain in 2013; so far, 2014 has proven friendlier.

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

ii

The 10-year Treasury bond yielded 1.70% at the end of April 2013 and ended the year at 3.04%. By the end of April 2014, the T-bond yield had fallen to 2.67%, and as of May 28th it yielded 2.44%. Corporate bonds have traced similar, if less steep, paths. These yields reflect a solid recovery this year, which in turn tells us that the Federal Reserve’s tapering of bond purchases hasn’t had the deleterious effect some pundits projected.

On April 30, the Federal Reserve (the “Fed”) Open Market Committee reduced its monthly bond purchases another $10 billion to $45 billion, down from $85 billion for most of last year. At this pace, the Fed may stop buying bonds before the end of 2014. While new Fed Chair Janet Yellen shocked the market in March when she said the Fed could start raising interest rates just six months after the end of quantitative easing3, subsequent statements suggest the central bank hasn’t set a hard target.

In recent months, the Fed has signaled expectations roughly in line with the consensus, which suggests the federal funds rate won’t rise until the second half of 2015. “Doves” continue to call the shots at the Fed, and it’s tough to predict how markets would react if the bankers changed their tone.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain Barclays indices performed as follows4:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index	Barclays U.S. Mortgage- Backed Securities Index[5]	Barclays U.S. Credit Bond Index[6]	Barclays Municipal Bond Index[7]
-0.26%	-1.59%	0.59%	0.41%	0.50%

The Stock Markets

Few investors who owned a diversified stock portfolio at the start of last May and held it through the end of April 2014 should complain. The S&P 500 Index8 of large-cap stocks returned 20.44% during that 12-month period. Most segments of the U.S. stock market shared in the wealth, with the small-cap Russell 2000 Index9 returning 20.50%.

Among large-cap stocks, growth slightly outperformed value. Smaller stocks showed more of a growth bias (Russell 2000 Growth Index10 up 21.46% versus 19.61% for the Russell 2000 Value Index11). But when your lagging group manages an annual return of more than 19%, you’ve enjoyed a good year.

Even foreign stocks provided investors with solid gains – at least in developed markets. The MSCI All Country World ex-US Index12 returned 9.76% over the last year, while the MSCI EAFE (Europe, Australasia, Far East) Index13 of large-cap and midcap stocks from developed markets returned 13.35%. However, the MSCI Emerging Markets Index14 delivered a -1.84% return.

Most of the stock gains racked up in the 12 months ended April 2014 came during the last eight months of 2013. The S&P 500 managed to set eight new all-time closing highs during the first four months of 2014, yet exited April up less than 3% from its level at the end of 2013. The sluggishness during this period has probably contributed to weakness in both consumer and investor sentiment.

The American Association of Individual Investors Sentiment Survey for the week ending May 21st, 2014, found 43% of investors neutral on the stock market, well above the long-run average of 31%. While bullishness has risen and bearishness fallen in recent weeks, percentages for both extremes remain below typical levels. The unusually large number of “neutrals” bespeaks a lack of confidence in the market, feelings not unexpected given lackluster year-to-date returns.

With the U.S. stock market looking for leadership, investors should keep an eye out for groups making strong moves. A large pack of investors uncertain about the market’s direction can quickly transform into a stampede – in any direction.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[15]	NASDAQ Composite Index[16]	MSCI All Country World ex-US (Net) Index
20.44%	14.44%	25.20%	9.76%

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

iii

The Trust, with assets of $12.5 billion as of April 30, 2014, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need18.

Sincerely,

Sam Guerrieri

President

May 28, 2014

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
2.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
3.	Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.
4.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
5.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
9.	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made directly in an index.
10.	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.
11.	The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.
12.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

iv

13.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.
14.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index.
15.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
16.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.
18.	Diversification does not assure a profit nor protect against loss.

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

[This Page Intentionally Left Blank]

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

Economic growth for the 12 month period ended March 31, 2014 was an unremarkable 2.3% as measured by the GDP (gross domestic product). The 1st quarter growth rate of 2014 was 0.1%, which suffered harshly from the cold weather’s negative impact on the economy. Expectations are that economic growth will pick up for the remainder of 2014 as the weather improves. The labor market continued to heal from the financial crisis. For the past fiscal year, the unemployment rate fell from 7.5% to 6.3% the lowest level since the beginning of the financial crisis in 2008. The economy produced approximately 200,000 jobs per month which was a slight improvement from the prior year. While housing prices continued to move higher, new home sales slowed as higher mortgage rates and higher prices caused housing affordability to decline. Auto sales were the strongest since 2007 as consumer confidence continued to increase.

Inflation remained below the Federal Reserves’ (the “Fed”) speed limit of 2%; the core consumer price index is up 1.8% for the past year. Wage growth also remains anemic, increasing at only a 2% annualized rate over the past year as there are more workers than jobs to go around.

The Fed was the catalyst for higher long-term interest rates as former Fed chairman Ben Bernanke announced in May of 2013 that the Fed could begin tapering its asset purchase program in the fall of 2013. The Fed’s Open Markets Committee (FOMC) statement from their June meeting acknowledged that “the downside risks to the outlook for the economy and labor market as having diminished.” The Fed began to taper its purchases in December 2013 and has continued to reduce its purchases at each subsequent meeting. Currently, the Fed is purchasing $45 billion of securities per month, down from a peak of $85 billion per month. For the fiscal year ended April 30, 2014, intermediate interest rates are approximately one percent higher than where they started the fiscal year. The 10 year treasury yield at April 30 was 2.67%. The 2 year treasury yield rose only 0.2% during the same period to a yield of 0.42%.

The short end of the yield curve, however, remains anchored by the Fed’s commitment to maintain a highly accommodative monetary policy. At its April 2014 meeting, the FOMC reaffirmed its view that a highly accommodative stance of monetary policy remains appropriate and that they anticipate that even after inflation and employment target are reached, that a below level target federal funds rate may be warranted for some time. Market indicators project the Fed to begin the normalization process in the latter half of 2015.

Looking forward, we expect economic growth to pick up from the weather induced slowdown of the calendar quarter ended March 31, 2014. We also expect inflation to remain benign and the Fed to continue to taper its asset purchase program and conclude its purchases by December, 2014. With respect to interest rates, we expect them to move higher in anticipation of the Fed raising short-term interest rates in the latter half of 2015 or in 2016.

On the regulatory front, the Securities and Exchange Commission (the “SEC”) continues its work on finalizing changes for money market funds. The SEC is considering two alternatives that can either stand alone or be combined. One alternative would allow funds to offer a stable net asset value (NAV) but allow the imposition of liquidity fees and redemption gates. The second alternative would require prime and institutional tax-exempt funds to use a floating NAV. We expect the SEC to finalize regulatory changes sometime this summer. Regardless, we expect a long implementation period since the final rule changes are likely to significantly impact the structure and dynamics of money market funds.

The change in key interest rates over the last twelve months is presented below.

	4/30/13	10/31/13	4/30/14
Federal Fund Target	0.00%-0.25%	0.00%-0.25%	0.00%-0.25%
3 Month LIBOR	0.277%	0.242%	0.227%
2 Year Treasury Note	0.22%	0.31%	0.42%
10 Year Treasury Note	1.70%	2.57%	2.67%

The following is a comparison of the performance of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2014:

Wilmington Prime Money Market Fund – Administrative
Shares	0.01%
Wilmington Prime Money Market Fund – Institutional Shares	0.01%
Wilmington Prime Money Market Fund – Select Shares	0.01%
Wilmington Prime Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. First Tier Institutional Average	0.02%
Lipper Money Market Funds Average	0.01%
Wilmington U.S. Government Money Market Fund –
Administrative Shares	0.01%
Wilmington U.S. Government Money Market Fund –
Institutional Shares	0.01%
Wilmington U.S. Government Money Market Fund – Select Shares	0.01%
Wilmington U.S. Government Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.01%
Lipper U.S. Government Money Market Funds Average	0.01%
Wilmington U.S. Treasury Money Market Fund –
Administrative Shares	0.01%
Wilmington U.S. Treasury Money Market Fund – Select Shares	0.01%
Wilmington U.S. Treasury Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.01%
Lipper U.S. Treasury Money Market Funds Average	0.00%
Wilmington Tax-Exempt Money Market Fund – Administrative Shares	0.01%
Wilmington Tax-Exempt Money Market Fund – Select Shares	0.01%
Wilmington Tax-Exempt Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Tax-Free Institutional Average	0.01%
Lipper Tax-Exempt Money Market Funds	0.01%
Source: iMoneyNet, Inc. and Lipper

April 30, 2014 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2014, Wilmington Funds Management Corporation voluntarily agreed to reduce their advisory fees and/or reimburse certain of the Funds’ operating expenses, or certain “class-specific fees and expenses” to prevent the Funds’ (or a class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually, and, effective November 26, 2013, to prevent the Funds’ (or a class thereof, as applicable) current annualized yield from being below zero. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time.

ANNUAL REPORT / April 30, 2014 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON PRIME MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$0.64	0.13%

Institutional Class	$1,000.00	$1,000.10	$0.64	0.13%

Select Class	$1,000.00	$1,000.10	$0.64	0.13%

Service Class	$1,000.00	$1,000.10	$0.64	0.13%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.15	$0.65	0.13%

Institutional Class	$1,000.00	$1,024.15	$0.65	0.13%

Select Class	$1,000.00	$1,024.15	$0.65	0.13%

Service Class	$1,000.00	$1,024.15	$0.65	0.13%

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.00	$0.35	0.07%

Institutional Class	$1,000.00	$1,000.00	$0.35	0.07%

Select Class	$1,000.00	$1,000.00	$0.35	0.07%

Service Class	$1,000.00	$1,000.00	$0.35	0.07%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.45	$0.35	0.07%

Institutional Class	$1,000.00	$1,024.45	$0.35	0.07%

Select Class	$1,000.00	$1,024.45	$0.35	0.07%

Service Class	$1,000.00	$1,024.45	$0.35	0.07%

April 30, 2014 (unaudited) / ANNUAL REPORT

4

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.00	$0.30	0.06%

Select Class	$1,000.00	$1,000.00	$0.30	0.06%

Service Class	$1,000.00	$1,000.00	$0.30	0.06%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.50	$0.30	0.06%

Select Class	$1,000.00	$1,024.50	$0.30	0.06%

Service Class	$1,000.00	$1,024.50	$0.30	0.06%

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,000.10	$0.35	0.07%

Select Class	$1,000.00	$1,000.10	$0.35	0.07%

Service Class	$1,000.00	$1,000.10	$0.35	0.07%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,024.45	$0.35	0.07%

Select Class	$1,000.00	$1,024.45	$0.35	0.07%

Service Class	$1,000.00	$1,024.45	$0.35	0.07%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

ANNUAL REPORT / April 30, 2014 (unaudited)

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Prime Money Market Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Other Commercial Paper	30.9%
Certificates of Deposit	13.1%
Financial Company Commercial Paper	12.5%
Municipal Notes & Bonds	12.4%
Repurchase Agreements	9.1%
Asset-Backed Commercial Paper	8.2%
Municipal Commercial Paper	8.0%
Corporate Notes & Bonds	5.8%
Other Assets and Liabilities - Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

ASSET-BACKED COMMERCIAL PAPER – 8.2%¿

Chariot Funding LLC

0.22%, 10/01/14—,Ω	$25,000,000	$24,976,625

0.22%, 10/15/14—,Ω	25,000,000	24,974,486

0.28%, 11/05/14—,Ω	25,000,000	24,963,444

0.28%, 11/14/14—,Ω	25,000,000	24,961,694

CIESCO LLC

0.18%, 6/05/14—,Ω	50,000,000	49,991,250

0.18%, 6/09/14—,Ω	30,000,000	29,994,150

CRC Funding LLC,
0.19%, 5/05/14	20,000,000	19,999,578

Metlife Short Term Fund LLC,
0.10%, 5/01/14—,Ω	29,556,000	29,556,000

Thunder Bay Funding LLC,
0.23%, 10/22/14—,Ω	50,000,000	49,944,417

TOTAL ASSET-BACKED COMMERCIAL PAPER
(COST $279,361,644)		$279,361,644

CERTIFICATES OF DEPOSIT – 13.1%

Bank of Montreal, CHI

0.16%, 6/18/14	50,000,000	50,000,000

0.16%, 7/15/14	50,000,000	50,000,000

Bank of Nova Scotia, HOU

0.21%, 7/30/14	50,000,000	50,000,000

Description	Par Value	Value

0.22%, 10/01/14	$50,000,000	$50,000,000

JPMorgan Chase & Co.

0.27%, 5/06/14Δ	50,000,000	50,000,000

0.35%, 2/03/15	50,000,000	50,000,000

Toronto Dominion Bank, NY

0.15%, 6/09/14	50,000,000	50,000,000

0.21%, 5/18/14Δ	50,000,000	50,000,000

Wells Fargo Bank, NA,
0.27%, 5/01/14Δ	50,000,000	50,000,000

TOTAL CERTIFICATES OF DEPOSIT
(COST $450,000,000)		$450,000,000

CORPORATE NOTES & BONDS – 5.8%

American Honda Finance Corp.,
Sr. Unsecured, 0.23%, 5/20/14Δ,—,Ω	25,000,000	25,001,111

Bank of America, NA,
0.21%, 5/19/14	50,000,000	50,000,000

IBM Corp.,
Sr. Unsecured, 0.88%, 10/31/14	50,000,000	50,163,722

Johnson & Johnson,
Sr. Unsecured, 0.33%, 5/15/14Δ	75,000,000	75,005,377

TOTAL CORPORATE NOTES & BONDS
(COST $200,170,210)		$200,170,210

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	6

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value

FINANCIAL COMPANY COMMERCIAL PAPER – 12.5%¿

Bank of New York Mellon Corp.,
0.05%, 5/01/14—,Ω	$100,000,000	$100,000,000

Commonwealth Bank of Australia

0.23%, 5/21/14Δ,—,Ω	50,000,000	50,000,326

0.24%, 5/12/14Δ,—,Ω	50,000,000	50,000,000

PNC Bank, NA

0.24%, 7/01/14	25,000,000	24,989,833

0.26%, 9/10/14	25,000,000	24,976,167

0.30%, 10/17/14	50,000,000	50,000,000

Reckitt Benckiser Treasury Services PLC,
0.15%, 7/29/14—,Ω	55,000,000	54,979,604

Westpac Banking Corp.,
0.14%, 7/01/14—,Ω	75,000,000	74,982,208

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER
(COST $429,928,138)		$429,928,138

MUNICIPAL COMMERCIAL PAPER – 8.0%¿

Saint Joseph County University of Notre Dame,
0.15%, 5/21/14	25,000,000	24,997,917

Salt River Project Agriculture Improvement & Power District

0.13%, 5/07/14	45,000,000	44,999,025

0.13%, 5/14/14	30,000,000	29,998,592

South Carolina State Public Service Authority,
0.17%, 7/14/14	38,876,000	38,876,000

University of California,
0.16%, 6/17/14	50,000,000	49,989,556

University of Chicago,
0.13%, 6/02/14	50,000,000	49,994,222

University of Utah

0.15%, 6/05/14	20,000,000	20,000,000

0.15%, 6/05/14	15,000,000	15,000,000

TOTAL MUNICIPAL COMMERCIAL PAPER
(COST $273,855,312)		$273,855,312

MUNICIPAL NOTES & BONDS – 12.4%

Business Finance Commission Gulf Opportunity, MS, Revenue Bonds, (Series I), Daily VRDNs, (Chevron Corp., OBG), 0.07%, 5/01/14	37,180,000	37,180,000

Connecticut State Health and Educational Facilities Authority, Revenue Bonds, (Series T-2) Weekly VRDNs, (Yale University, OBG), 0.10%, 5/07/14	39,250,000	39,250,000

Loudoun County Industrial Development Authority, VA, Revenue Bonds, (Series B) Weekly VRDNs, (Howard Hughes Medical Institute, OBG)

0.06%, 5/07/14	65,000,000	65,000,000

Description	Par Value	Value

0.09%, 5/07/14	$23,685,000	$23,685,000

Lower Neches Valley Authority Industrial Development Corp., TX, Revenue Bonds, Daily VRDNs, (Exxon Mobil, OBG), 0.07%, 5/07/14	44,800,000	44,800,000

Mississippi Business Finance Corp., Revenue Bonds, (Series H) Monthly VRDNs, (Chevron Corp., OBG), 0.07%, 5/01/14	18,800,000	18,800,000

Private Colleges & Universities Authority, GA, Refunding Revenue Bonds, (Series 2005C-1) Weekly VRDNs, (Emory University, OBG), 0.11%, 5/07/14	43,295,000	43,295,000

Private Colleges & Universities Authority, GA, Refunding Revenue Bonds, (Series 2005C-5) Weekly VRDNs, (Emory University, OBG), 0.11%, 5/07/14	22,000,000	22,000,000

State of Texas, GO Unlimited Bonds, (Series B) Weekly VRDNs, (Multi-Mode Mobility Fund, OBG), 0.07%, 5/07/14	40,405,000	40,405,000

State of Texas, GO Revenue Bonds, (Series 2006A) Weekly VRDNs, (Veterans Housing Assistance, OBG), 0.11%, 5/07/14	34,805,000	34,805,000

University of Michigan, Refunding Revenue Bonds, (Series B), Weekly VRDNs (U.S. Bank, N.A., SPA), 0.10%, 5/07/14	56,300,000	56,300,000

TOTAL MUNICIPAL NOTES & BONDS
(COST $425,520,000)		$425,520,000

OTHER COMMERCIAL PAPER – 30.9%¿

ABB Treasury Center USA,
0.15%, 6/05/14—,Ω	25,000,000	24,996,354

BASF SE,
0.10%, 6/02/14—,Ω	50,000,000	49,995,555

Caterpillar Financial Services Corp.,
0.10%, 7/02/14	30,000,000	29,994,833

Coca-Cola Co.

0.14%, 6/03/14—,Ω	25,000,000	24,996,792

0.17%, 7/08/14—,Ω	50,000,000	49,983,944

0.15%, 7/15/14—,Ω	25,000,000	24,992,187

CPPIB Capital, Inc.

0.14%, 5/21/14	75,000,000	74,994,167

0.15%, 7/02/14	25,000,000	24,993,542

General Electric Co.,
0.05%, 5/07/14	100,000,000	99,999,167

GlaxoSmithKline Financial PLC,
0.12%, 7/08/14—,Ω	75,000,000	74,983,000

Honeywell International, Inc.

0.13%, 6/19/14—,Ω	50,000,000	49,991,153

0.13%, 6/23/14—,Ω	45,000,000	44,991,387

Nestle Finance International Ltd.,
0.13%, 7/07/14	100,000,000	99,976,736

ANNUAL REPORT / April 30, 2014

7	PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value

Novartis Finance Corp.,
0.06%, 5/05/14—,Ω	$60,000,000	$59,999,600

Pfizer, Inc.,
0.10%, 6/17/14—,Ω	25,000,000	24,996,736

Procter & Gamble Corp.,
0.10%, 6/12/14—,Ω	50,000,000	49,994,167

Province of Ontario,
0.11%, 7/07/14	49,235,000	49,224,920

Sanofi-Aventis,
0.09%, 5/12/14—,Ω	100,000,000	99,997,250

Toyota Motor Credit Corp.

0.22%, 7/02/14	50,000,000	49,981,056

0.22%, 7/07/14	50,000,000	49,979,528

TOTAL OTHER COMMERCIAL PAPER
(COST $1,059,062,074)		$1,059,062,074

REPURCHASE AGREEMENTS – 9.1%

Credit Suisse First Boston LLC, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $11,000,009, collateralized by a U.S. Treasury Security 4.38%, maturing 05/15/40; total market value of $11,221,666.	11,000,000	11,000,000

Deutsche Bank Securities, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $200,000,278, collateralized by U.S. Government Securities 0.00% to 7.13%, maturing 05/01/14 to 04/01/56; total market value of $204,000,113.	200,000,000	200,000,000

TD Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $100,000,167, collateralized by U.S. Government Securities 0.16% to 5.00%, maturing 06/03/16 to 12/01/42; total market value of $102,909,628.	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $311,000,000)		$311,000,000

TOTAL INVESTMENTS – 100.0%
(COST $3,428,897,378)		$3,428,897,378

OTHER ASSETS LESS LIABILITIES – 0.0%**		61,709

TOTAL NET ASSETS – 100.0%		$3,428,959,087

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington Prime Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Commercial Paper	$—	$279,361,644	$—	$279,361,644

Certificates of Deposit	—	450,000,000	—	450,000,000

Corporate Notes & Bonds	—	200,170,210	—	200,170,210

Financial Company Commercial Paper	—	429,928,138	—	429,928,138

Municipal Commercial Paper	—	273,855,312	—	273,855,312

Municipal Notes & Bonds	—	425,520,000	—	425,520,000

Other Commercial Paper	—	1,059,062,074	—	1,059,062,074

Repurchase Agreements	—	311,000,000	—	311,000,000

Total	$—	$3,428,897,378	$—	$3,428,897,378

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	79.7%
Repurchase Agreements	16.5%
U.S. Treasury Obligations	3.8%
Other Assets and Liabilities - Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 79.7%

FEDERAL FARM CREDIT BANK (FFCB) – 24.0%

0.04%, 5/07/14‡	$50,000,000	$49,999,667

0.04%, 5/13/14‡	95,000,000	94,998,733

0.04%, 5/14/14‡	50,000,000	49,999,278

0.04%, 5/16/14‡	32,000,000	31,999,467

0.05%, 5/28/14‡	25,000,000	24,999,062

0.05%, 5/29/14‡	50,000,000	49,998,056

0.05%, 6/03/14‡	25,000,000	24,998,854

0.05%, 6/04/14‡	25,000,000	24,998,819

0.05%, 6/23/14‡	25,000,000	24,998,160

0.06%, 7/30/14‡	100,000,000	99,985,000

0.09%, 8/04/14Δ	75,000,000	74,999,008

0.09%, 8/20/14‡	40,000,000	39,988,900

0.09%, 10/24/14Δ	42,000,000	41,998,944

0.11%, 5/15/15Δ	75,000,000	74,997,949

0.11%, 7/06/15Δ	100,000,000	99,979,861

0.14%, 1/26/15Δ	50,000,000	50,000,000

0.18%, 7/20/15Δ	66,800,000	66,862,274

1.63%, 11/19/14	40,000,000	40,328,929

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$966,130,961

FEDERAL HOME LOAN BANK (FHLB) – 28.3%

0.05%, 5/02/14‡	63,866,000	63,865,911

0.05%, 5/29/14‡	38,500,000	38,498,503

0.06%, 5/21/14‡	147,900,000	147,894,887

Description	Par Value	Value

0.06%, 5/14/14‡	$77,285,000	$77,283,235

0.07%, 6/04/14‡	75,357,000	75,352,138

0.07%, 6/13/14‡	87,200,000	87,192,410

0.08%, 5/16/14‡	75,000,000	74,997,656

0.08%, 7/18/14‡	19,900,000	19,896,551

0.09%, 5/15/14Δ	50,000,000	50,000,000

0.09%, 11/20/14Δ	50,000,000	49,998,582

0.09%, 11/21/14Δ	50,000,000	49,998,575

0.09%, 6/06/14Δ	50,000,000	50,000,000

0.09%, 7/16/14‡	87,500,000	87,482,583

0.10%, 9/03/14‡	38,000,000	37,987,465

0.10%, 9/05/14‡	25,000,000	24,991,622

0.10%, 7/29/14	25,000,000	24,999,194

0.10%, 7/21/14Δ	50,000,000	50,000,000

0.11%, 12/09/14Δ	100,000,000	100,000,000

0.11%, 2/12/15Δ	25,000,000	24,999,477

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,135,438,789

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 11.9%

0.05%, 5/01/14‡	21,000,000	21,000,000

0.08%, 8/04/14‡	60,000,000	59,987,333

0.08%, 9/05/14‡	20,600,000	20,594,186

0.08%, 9/22/14‡	25,000,000	24,991,700

0.09%, 6/18/14‡	24,851,000	24,848,018

0.09%, 9/08/14‡	46,500,000	46,484,888

0.09%, 9/15/14‡	30,000,000	29,989,725

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

0.10%, 5/02/14‡	$24,000,000	$23,999,933

0.10%, 7/21/14‡	19,574,000	19,569,596

0.10%, 5/20/14‡	140,000,000	139,992,453

0.15%, 12/05/14Δ	25,000,000	25,006,615

0.75%, 11/25/14	40,000,000	40,141,066

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$476,605,513

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 15.5%

0.05%, 5/01/14‡	24,300,000	24,300,000

0.06%, 7/28/14‡	50,000,000	49,993,278

0.06%, 7/29/14‡	50,000,000	49,993,201

0.06%, 5/21/14‡	35,500,000	35,498,817

0.06%, 8/18/14‡	50,000,000	49,990,917

0.07%, 10/08/14‡	50,000,000	49,984,444

0.08%, 5/07/14‡	50,000,000	49,999,375

0.08%, 8/06/14‡	102,000,000	101,978,013

0.09%, 6/04/14‡	57,774,000	57,769,089

0.09%, 9/03/14‡	30,000,000	29,990,625

0.11%, 7/02/14‡	125,000,000	124,976,319

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$624,474,078

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $3,202,649,341)		$3,202,649,341

U.S. TREASURY OBLIGATIONS – 3.8%

U.S. TREASURY BILLS – 2.5%

0.05%, 5/08/14‡	50,000,000	49,999,563

0.11%, 5/15/14‡	50,000,000	49,997,939

TOTAL U.S. TREASURY BILLS		$99,997,502

U.S. TREASURY NOTE – 1.3%

2.25%, 5/31/14	50,000,000	50,089,844

TOTAL U.S. TREASURY OBLIGATIONS
(COST $150,087,346)		$150,087,346

REPURCHASE AGREEMENTS – 16.5%

Barclays Capital, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $50,000,056, collateralized by a U.S. Treasury Security 2.88%, maturing 05/15/43; total market value of $51,000,009.	50,000,000	50,000,000

Description	Par Value	Value

Credit Suisse First Boston LLC, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $39,000,033, collateralized by a U.S. Treasury Security 4.38%, maturing 05/15/40; total market value of $39,781,418.	$39,000,000	$39,000,000

Deutsche Bank Securities, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $250,000,347, collateralized by U.S. Government Securities 0.00% to 7.13%, maturing 05/28/14 to 09/15/60; total market value of $255,000,000.	250,000,000	250,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $100,000,111, collateralized by U.S. Treasury Securities 2.00% to 3.25%, maturing 05/31/16 to 02/28/21; total market value of $102,000,082.	100,000,000	100,000,000

TD Securities, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $125,000,174, collateralized by U.S. Government & Treasury Securities 0.00% to 6.25%, maturing 08/21/14 to 01/01/43; total market value of $128,269,094.	125,000,000	125,000,000

TD Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $100,000,167, collateralized by U.S. Government Securities 2.50% to 5.50%, maturing 01/01/28 to 01/01/44; total market value of $103,000,000.	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $664,000,000)		$664,000,000

TOTAL INVESTMENTS – 100.0%
(COST $4,016,736,687)		$4,016,736,687

OTHER ASSETS LESS LIABILITIES – 0.0%**		974,263

TOTAL NET ASSETS – 100.0%		$4,017,710,950

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

ANNUAL REPORT / April 30, 2014

11	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$3,202,649,341	$—	$3,202,649,341

U.S. Treasury Obligations	—	150,087,346	—	150,087,346

Repurchase Agreements	—	664,000,000	—	664,000,000

Total	$—	$4,016,736,687	$—	$4,016,736,687

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

U.S. Treasury Obligations	47.9%

Repurchase Agreements	51.9%

Other Assets and Liabilities – Net[1]	0.2%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value
U.S. TREASURY OBLIGATIONS – 47.9%

U.S. TREASURY BILLS – 15.9%

0.05%, 5/08/14‡	$100,000,000	$99,999,106

0.09%, 7/03/14‡	25,000,000	24,996,281

0.11%, 5/15/14‡	50,000,000	49,997,939

TOTAL U.S. TREASURY BILLS		$174,993,326

U.S. TREASURY NOTES – 32.0%

0.25%, 5/31/14	50,000,000	50,007,378

0.25%, 8/31/14	50,000,000	50,028,122

0.38%, 11/15/14	25,000,000	25,036,730

0.75%, 6/15/14	75,000,000	75,064,042

2.25%, 5/31/14	50,000,000	50,089,844

2.38%, 8/31/14	25,000,000	25,188,499

2.38%, 10/31/14	25,000,000	25,284,427

2.63%, 7/31/14	50,000,000	50,319,457

TOTAL U.S. TREASURY NOTES		$351,018,499

TOTAL U.S. TREASURY OBLIGATIONS (COST $526,011,825)		$526,011,825

REPURCHASE AGREEMENTS – 51.9%

Barclays Capital, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $195,000,217, collateralized by a U.S. Treasury Security 1.50%, maturing 07/31/16; total market value of $198,900,097.	195,000,000	195,000,000

Description	Par Value	Value

Credit Suisse First Boston LLC, 0.03%,dated 04/30/14, due 05/01/14, repurchase price $45,000,038, collateralized by a U.S. Treasury Security 4.38%, maturing 05/15/40; total market value of $45,901,788.	$45,000,000	$45,000,000

Deutsche Bank Securities, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $225,000,313, collateralized by U.S. Treasury Securities 0.00% to 6. 88%, maturing 08/15/14 to 02/15/44; total market value of $229,500,075.	225,000,000	225,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $104, 000, 116, collateralized by U.S. Treasury Securities 0.00% to 2.00%, maturing 07/15/14 to 05/15/24; total market value of $106,080,001.	104,000,000	104,000,000

TOTAL REPURCHASE AGREEMENTS (COST $569,000,000)		$569,000,000

TOTAL INVESTMENTS – 99.8% (COST $1,095,011,825)		$1,095,011,825

OTHER ASSETS LESS LIABILITIES – 0.2%		1,728,619

TOTAL NET ASSETS – 100.0%		$1,096,740,444

ANNUAL REPORT / April 30, 2014

13	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Treasury Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Obligations	$—	$526,011,825	$—	$526,011,825

Repurchase Agreements	—	569,000,000	—	569,000,000

Total	$—	$1,095,011,825	$—	$1,095,011,825

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Tax-Exempt Money Market Fund

At April 30, 2014, the Fund’s geographical location classifications were as follows (unaudited):

Percentage of
Total Net Assets
Texas	26.1%
Delaware	6.9%
Maryland	6.0%
Ohio	5.8%
Mississippi	4.7%
Illinois	4.6%
Pennsylvania	4.5%
Minnesota	3.8%
Tennessee	3.7%
California	3.6%
Virginia	3.4%
Missouri	3.1%
Utah	3.0%
Michigan	2.7%
North Carolina	2.6%
Massachusetts	1.9%
Oregon	1.9%
South Carolina	1.9%
Wisconsin	1.9%
Nevada	1.7%
Arizona	1.6%
New Hampshire	1.1%
Idaho	0.9%
Florida	0.7%
Kentucky	0.7%
Louisiana	0.5%
Oklahoma	0.5%
Other Assets and Liabilities – Net[1]	0.2%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

COMMERCIAL PAPER – 51.4%

ARIZONA – 1.6%

Salt River Project Agricultural Improvement & Power District, (Series C), (US Bank, LIQ), 0.06%, 5/08/14	$8,400,000	$8,400,000

TOTAL ARIZONA		$8,400,000

Description	Par Value	Value

ILLINOIS – 3.9%

Illinois Educational Facilities Authority, (Northern Trust, LOC), 0.08%, 6/05/14	$20,793,000	$20,793,000

TOTAL ILLINOIS		$20,793,000

MARYLAND – 6.0%

Johns Hopkins University, 0.06%, 6/05/14	12,000,000	12,000,000

ANNUAL REPORT / April 30, 2014

15	PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

Montgomery County, MD, GO Unlimited Refunding Notes, BANs, (Series 10-B), (State Street, LIQ), 0.08%, 5/15/14	$20,395,000	$20,395,000

TOTAL MARYLAND		$32,395,000

MICHIGAN – 2.7%

University of Michigan, 0.06%, 5/06/14	8,305,000	8,305,000

University of Michigan, (Series I), 0.07%, 6/09/14	6,365,000	6,365,000

TOTAL MICHIGAN		$14,670,000

MINNESOTA – 2.1%

University of Minnesota, 0.09%, 6/16/14	11,000,000	11,000,000

TOTAL MINNESOTA		$11,000,000

MISSOURI – 3.1%

Curators of the University of Missouri, (Series A), 0.07%, 6/11/14	16,400,000	16,400,000

TOTAL MISSOURI		$16,400,000

NEVADA – 1.7%

Las Vegas Valley Water District, NV, GO Notes, (Series 04-A), (JPMorgan Chase, LIQ), 0.09%, 6/09/14	9,000,000	9,000,000

TOTAL NEVADA		$9,000,000

NORTH CAROLINA – 2.6%

Charlotte, NC, Water and Sewer Systems, Revenue Bonds, (Wells Fargo, LIQ), 0.09%, 5/01/14	5,500,000	5,500,000

North Carolina Capital Facilities Finance Agency, Educational Facilities, (Duke University), Revenue Bonds, 0.10%, 5/06/14	8,500,000	8,500,000

TOTAL NORTH CAROLINA		$14,000,000

OHIO – 3.3%

Ohio Higher Educational Facility Commission, (Case Western University), (JPMorgan Chase, LIQ), 0.11%, 6/12/14	3,500,000	3,500,000

Ohio Higher Educational Facility Commission, (Case Western University), (Northern Trust, LIQ), 0.11%, 5/12/14	14,000,000	14,000,000

TOTAL OHIO		$17,500,000

SOUTH CAROLINA – 1.9%

South Carolina State Public Service Authority, (Series A), (JPMorgan Chase, LIQ), 0.10%, 8/06/14	5,500,000	5,500,000

South Carolina State Public Service Authority, (Series C), (US Bank, LIQ), 0.07%, 5/15/14	4,880,000	4,880,000

TOTAL SOUTH CAROLINA		$10,380,000

Description	Par Value	Value

TENNESSEE – 3.7%

Metropolitan Government of Nashville & Davidson County, TN, (State Street/CalSTRS/Calpers, LIQ), 0.09%, 7/10/14	$5,000,000	$5,000,000

State of Tennessee, (Series 00-A), (TN Consolidated Retirement Systems, LOC), 0.10%, 5/07/14	15,000,000	15,000,000

TOTAL TENNESSEE		$20,000,000

TEXAS – 16.9%

City of San Antonio, TX, Electric & Gas Systems, (Series A), (JPMorgan Chase, LIQ), 0.10%, 8/07/14	8,000,000	8,000,000

City of San Antonio, TX, Water Systems, (Series B), (Wells Fargo, LIQ), 0.10%, 5/20/14	16,000,000	16,000,000

Texas A&M University, (Series B), 0.06%, 5/07/14	17,000,000	17,000,000

Texas Public Finance Authority, (Series 2003), (Comptroller of Public Accounts TX, LIQ), 0.10%, 8/06/14	10,000,000	10,000,000

Texas Public Finance Authority, (Series 2008), (Comptroller of Public Accounts TX, LIQ), 0.09%, 7/08/14	10,000,000	10,000,000

Texas Technical University, (Series A), 0.08%, 6/09/14	9,795,000	9,795,000

University of Texas, 0.06%, 6/06/14	20,000,000	20,000,000

TOTAL TEXAS		$90,795,000

WISCONSIN – 1.9%

State of Wisconsin, (Bank of New York, LIQ), 0.07%, 5/08/14	10,000,000	10,000,000

TOTAL WISCONSIN		$10,000,000

TOTAL COMMERCIAL PAPER (COST $275,333,000)		$275,333,000

MUNICIPAL BONDS – 8.3%¿

CALIFORNIA – 3.6%

California State, Revenue Anticipation Note, (Series A-2), 0.23%, 6/23/14	4,500,000	4,511,542

City of Los Angeles, GO Unlimited Notes, (Series C), TRANs, 0.18%, 6/26/14	15,000,000	15,041,784

TOTAL CALIFORNIA		$19,553,326

IDAHO – 0.9%

State of Idaho, GO Unlimited Notes, TANs, 0.19%, 6/30/14	5,000,000	5,014,843

TOTAL IDAHO		$5,014,843

OREGON – 1.9%

State of Oregon, GO Limited Notes, TANs, (Series A), 0.18%, 7/31/14	10,000,000	10,032,918

TOTAL OREGON		$10,032,918

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

TEXAS – 1.9%

State of Texas, TRANs, 0.20%, 8/28/14	$10,000,000	$10,058,539

TOTAL TEXAS		$10,058,539

TOTAL MUNICIPAL BONDS (COST $44,659,626)		$44,659,626

SHORT-TERM MUNICIPAL BONDS – 40.1%

DELAWARE – 6.9%

Delaware State Health Facilities Authority, Refunding Revenue Bonds, (Series A), Daily VRDNs, (Christiana Care Health Services, OBG), 0.08%, 5/01/14	16,200,000	16,200,000

Delaware State Health Facilities Authority, Revenue Bonds, Weekly VRDNs, (Christiana Care Health Services, OBG), 0.12%, 5/07/14	4,000,000	4,000,000

University of Delaware, Revenue Bonds, Daily VRDNs, (TD Bank N.A., SPA), 0.09%, 5/01/14	16,660,000	16,660,000

TOTAL DELAWARE		$36,860,000

FLORIDA – 0.7%

Orange County Housing Finance Authority, Revenue Bonds, Weekly VRDNs, (Fannie Mae), 0.10%, 5/07/14	3,710,000	3,710,000

TOTAL FLORIDA		$3,710,000

ILLINOIS – 0.7%

Illinois Finance Authority, Revenue Bonds, (Series E-1), Daily VRDNs, (University of Chicago Medical Center), (JPMorgan Chase Bank N.A., LOC), 0.09%, 5/01/14	4,000,000	4,000,000

TOTAL ILLINOIS		$4,000,000

KENTUCKY – 0.7%

Shelby County, Revenue Bonds, (Series A), Daily VRDNs, (U.S. Bank N.A., LOC), 0.08%, 5/01/14	3,870,000	3,870,000

TOTAL KENTUCKY		$3,870,000

LOUISIANA – 0.5%

East Baton Rouge Parish, LA, Pool Control, Revenue Bonds, Daily VRDNs, (Exxon Mobil, OBG), 0.08%, 5/01/14	2,580,000	2,580,000

TOTAL LOUISIANA		$2,580,000

MASSACHUSETTS – 1.9%

Commonwealth of Massachusetts, GO Limited Bonds, (Series B), Daily VRDNs, (U.S Bank N.A., SPA), 0.08%, 5/01/14	6,800,000	6,800,000

Commonwealth of Massachusetts, GO Unlimited Refunding Revenue Notes, (Series A), Daily VRDNs, (Wells Fargo Bank N.A., SPA), 0.08%, 5/01/14	3,500,000	3,500,000

TOTAL MASSACHUSETTS		$10,300,000

Description	Par Value	Value

MINNESOTA – 1.7%

City of Rochester, Refunding Revenue Bonds, (Series A), Weekly VRDNs, (Mayo Clinic, OBG), 0.07%, 5/07/14	$8,900,000	$8,900,000

TOTAL MINNESOTA		$8,900,000

MISSISSIPPI – 4.7%

Jackson County, MS, Port Facility, Refunding Revenue Bonds, Daily VRDNs, (Chevron Corp., OBG), 0.07%, 5/01/14	4,500,000	4,500,000

Mississippi Business Finance Corp., Gulf Opportunity, Revenue Bonds, (Series I), Daily VRDNs, (Chevron Corp., OBG), 0.07%, 5/01/14	2,200,000	2,200,000

Mississippi Business Finance Corp., Gulf Opportunity, Revenue Bonds, (Series A), Daily VRDNs, (Chevron Corp., OBG)

0.07%, 5/01/14	9,870,000	9,870,000

0.07%, 5/01/14	8,700,000	8,700,000

TOTAL MISSISSIPPI		$25,270,000

NEW HAMPSHIRE – 1.1%

New Hampshire, HEFA, Revenue Bonds, Weekly VRDNs, (Dartmouth College, OBG)/(U.S. Bank N.A., SPA), 0.10%, 5/07/14	6,000,000	6,000,000

TOTAL NEW HAMPSHIRE		$6,000,000

OHIO – 2.5%

Ohio State Higher Educational Facility Commission, Refunding Revenue Bonds, (Series B-4), Daily VRDNs, (Cleveland Clinic, OBG), 0.09%, 5/01/14	13,415,000	13,415,000

TOTAL OHIO		$13,415,000

OKLAHOMA – 0.5%

Oklahoma State Turnpike Authority, Revenue Bonds, (Series F), Daily VRDNs, (JPMorgan Chase Bank N.A., SPA), 0.08%, 5/01/14	2,500,000	2,500,000

TOTAL OKLAHOMA		$2,500,000

PENNSYLVANIA – 4.5%

Geisinger Authority, Refunding Revenue Bonds, (Series B), Daily VRDNs, (Geisinger Health Systems, OBG)/(U.S. Bank N.A., SPA), 0.08%, 5/01/14	12,200,000	12,200,000

Philadelphia Hospitals & Higher Education Facilities Authority, Revenue Bonds, Daily VRDNs, (Children’s Hospital, OBG)/(Wells Fargo Bank N.A., SPA), 0.09%, 5/01/14	12,020,000	12,020,000

TOTAL PENNSYLVANIA		$24,220,000

TEXAS – 7.3%

Gulf Coast Waste Disposal Authority, TX, Revenue Bonds, Weekly VRDNs, (Air Products & Chemicals Project, OBG), 0.09%, 5/07/14	4,000,000	4,000,000

ANNUAL REPORT / April 30, 2014

17	PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (concluded)

Description	Par Value	Value

Lower Neches Valley Authority Industrial Development Corp., TX, Refunding Revenue Bonds, Daily VRDNs, (Exxon Mobil, OBG), 0.07%, 5/01/14	$12,700,000	$12,700,000

Port of Arthur Navigation District Industrial Development Corp., Revenue Bonds, Daily VRDNs, (Air Products & Chemicals Project, OBG), 0.10%, 5/01/14	1,000,000	1,000,000

State of Texas, GO Unlimited Notes, (Series B), Weekly VRDNs, (State Street / Calpers, SPA), 0.07%, 5/07/14	10,480,000	10,480,000

Texas Water Development Board, Revenue Bonds, (Subseries A), Daily VRDNs, (JPMorgan Chase Bank N.A., SPA), 0.09%, 5/01/14	11,200,000	11,200,000

TOTAL TEXAS		$39,380,000

UTAH – 3.0%

City of Murray, Revenue Bonds, (Series C), Daily VRDNs, (IHC Health Services, Inc., OBG), 0.07%, 5/01/14	13,590,000	13,590,000

Description	Par Value	Value

Weber County Hospital, IHC Health Services, Revenue Bonds, (Series A), Daily VRDNs, 0.08%, 5/01/14	$2,600,000	$2,600,000

TOTAL UTAH		$16,190,000

VIRGINIA – 3.4%

Loudon County Industrial Development Authority, Revenue Bonds, (Series D), Weekly VRDNs, (Howard Hughes Medical Center), 0.09%, 5/07/14	18,000,000	18,000,000

TOTAL VIRGINIA		$18,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $215,195,000)		$215,195,000

TOTAL INVESTMENTS – 99.8% (COST $535,187,626)		$535,187,626

OTHER ASSETS LESS LIABILITIES – 0.2%		1,061,934

TOTAL NET ASSETS – 100.0%		$536,249,560

 Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

 Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

 Level 1 – quoted prices in active markets for identical securities

 Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Commercial Paper	$—	$275,333,000	$—	$275,333,000

Municipal Bonds	—	44,659,626	—	44,659,626

Short-Term Municipal Bonds	—	215,195,000	—	215,195,000

Total	$—	$535,187,626	$—	$535,187,626

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

18

NOTES TO PORTFOLIOS OF INVESTMENTS

Δ	Floating rate note with current rate and stated maturity date shown.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

¿	The rate shown reflects the effective yield at purchase date.

Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2014, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Prime Money Market Fund	$1,194,243,440	34.8%

—

Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2014, these restricted securities were as follows:

Security	Acquisition Date	Cost	Market Value	Percentage of Total Net Assets
Prime Money Market Fund
ABB Treasury Center USA	03/27/2014	$24,992,708	$24,996,354
American Honda Finance Corp.	03/14/2014	25,003,625	25,001,111
Bank New York Mellon Corp.	04/30/2014	99,999,861	100,000,000
BASF SE	04/16/2014	49,993,472	49,995,555
Chariot Funding LLC	04/04/2014	24,972,500	24,976,625
Chariot Funding LLC	04/15/2014	24,972,042	24,974,486
Chariot Funding LLC	02/10/2014	24,947,889	24,963,444
Chariot Funding LLC	02/19/2014	24,947,889	24,961,694
CIESCO LLC	03/11/2014	49,978,500	49,991,250
CIESCO LLC	03/17/2014	29,987,400	29,994,150
Coca-Cola Co.	02/14/2014	24,989,403	24,996,792
Coca-Cola Co.	01/08/2014	49,957,264	49,983,944
Coca-Cola Co.	02/27/2014	24,985,625	24,992,187
Commonwealth Bank of Australia	02/06/2014	50,000,000	50,000,000
Commonwealth Bank of Australia	02/25/2014	50,000,400	50,000,326
GlaxoSmithKline Financial PLC	04/04/2014	74,976,250	74,983,000
Honeywell International, Inc.	03/06/2014	49,981,042	49,991,153
Honeywell International, Inc.	03/05/2014	44,982,125	44,991,387
Metlife Short Term Fund LLC	03/27/2014	29,553,127	29,556,000
Novartis Finance Corp.	04/30/2014	59,999,500	59,999,600
Pfizer, Inc.	03/18/2014	24,993,681	24,996,736
Procter & Gamble Corp.	03/12/2014	49,987,222	49,994,167
Reckitt Benckiser Treasury Services PLC	04/29/2014	54,979,146	54,979,604
Sanofi-Aventis	04/02/2014	99,990,250	99,997,250
Thunder Bay Funding LLC	04/25/2014	49,942,500	49,944,417
Westpac Banking Corp.	04/16/2014	74,977,833	74,982,208
			$1,194,243,440	34.8%

**	Represents less than 0.05%.

ANNUAL REPORT / April 30, 2014

19	NOTES TO PORTFOLIOS OF INVESTMENTS

The following acronyms are used throughout this report:

BANs – Bond Anticipation Notes	LLC – Limited Liability Corporation

FFCB – Federal Farm Credit Bank	LOC – Letter of Credit

FHLB – Federal Home Loan Bank	OBG – Obligation

FHLMC - Federal Home Loan Mortgage Corporation	PLC - Public Limited Company

FNMA – Federal National Mortgage Association	SPA – Sales and Purchase Agreement

GO – General Obligation	TANs – Tax Anticipation Notes

HEFA – Health and Educational Facilities Authority	TRANs – Tax Revenue Anticipation Notes

LIQ – Liquidity Agreement	VRDNs – Variable Rate Demand Notes

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	20

April 30, 2014	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
ASSETS:
Investments, at identified cost	$3,428,897,378	$4,016,736,687	$1,095,011,825	$535,187,626

Investments in repurchase agreements, at value	$311,000,000	$664,000,000	$569,000,000	$—
Investments in securities, at value	3,117,897,378	3,352,736,687	526,011,825	535,187,626

TOTAL INVESTMENTS	3,428,897,378	4,016,736,687	1,095,011,825	535,187,626

Cash	55,091	300,614	566,060	441,669
Interest receivable	354,311	951,766	1,226,639	667,205
Due from advisor	—	8,785	2,910	15,070
Receivable for shares sold	—	—	—	5,483
Other assets	18,702	16,073	13,835	10,862

TOTAL ASSETS	3,429,325,482	4,018,013,925	1,096,821,269	536,327,915

LIABILITIES:
Income distribution payable	32,669	33,234	1,310	5,476
Payable for Trustees’ fees	56	56	57	57
Other accrued expenses	333,670	269,685	79,458	72,822

TOTAL LIABILITIES	366,395	302,975	80,825	78,355

NET ASSETS	$3,428,959,087	$4,017,710,950	$1,096,740,444	$536,249,560

NET ASSETS CONSIST OF:

Paid-in capital	$3,428,975,299	$4,017,738,959	$1,096,774,909	$536,321,627
Undistributed (distributions in excess of) net investment income	(2,196)	868	1,202	(9)
Accumulated net realized gain (loss) on investments	(14,016)	(28,877)	(35,667)	(72,058)

TOTAL NET ASSETS	$3,428,959,087	$4,017,710,950	$1,096,740,444	$536,249,560

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$325,696,024	$1,673,462,145	$782,359,677	$39,961,990

Shares outstanding (unlimited shares authorized)	325,803,026	1,673,663,149	782,418,463	39,964,832

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional Class
Net Assets	$46,861,299	$83,595,438	$—	$—

Shares outstanding (unlimited shares authorized)	46,862,436	83,597,921	—	—

Net Asset Value per share	$1.00	$1.00	$—	$—

Select Class
Net Assets	$2,312,799,727	$889,157,968	$314,374,766	$421,579,175

Shares outstanding (unlimited shares authorized)	2,313,092,295	889,292,857	314,405,327	421,626,111

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Service Class
Net Assets	$743,602,037	$1,371,495,399	$6,001	$74,708,395

Shares outstanding (unlimited shares authorized)	743,647,285	1,371,491,527	6,001	74,755,740

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

21	STATEMENTS OF OPERATIONS

Year Ended April 30, 2014	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$5,347,514	$3,697,304	$786,667	$507,216

TOTAL INVESTMENT INCOME	5,347,514	3,697,304	786,667	507,216

EXPENSES:
Investment advisory fee	14,646,208	16,660,424	4,504,486	2,082,638
Administrative personnel and services fee	990,294	1,127,537	302,267	141,427
Portfolio accounting, administration and custodian fees	1,115,802	1,246,354	345,898	188,371
Transfer and dividend disbursing agent fees and expenses	242,176	10,389	3,463	28,283
Trustees’ fees	29,121	29,088	29,030	29,076
Professional fees	74,139	69,807	68,950	74,428
Distribution services fee—Administrative Class	931,922	4,726,870	1,887,114	108,566
Distribution services fee—Service Class	2,073,246	2,932,344	19,575	177,966
Shareholder services fee— Administrative Class	931,922	4,726,870	1,887,114	108,566
Shareholder services fee— Select Class	6,010,151	2,657,697	908,608	1,015,114
Shareholder services fee— Service Class	2,071,720	2,932,344	19,575	177,966
Share registration costs	45,929	39,378	18,106	29,946
Printing and postage	180,525	14,968	4,909	16,165
Miscellaneous	156,986	216,756	69,274	30,644

TOTAL EXPENSES	29,500,141	37,390,826	10,068,369	4,209,156

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(12,560,030)	(16,135,164)	(4,630,576)	(2,165,563)
Waiver of distribution services fee—Administrative Class	(931,922)	(4,726,870)	(1,887,114)	(108,566)
Waiver of distribution services fee—Service Class	(2,073,246)	(2,932,344)	(19,575)	(177,966)
Waiver of shareholder services fee—Administrative Class	(931,922)	(4,726,870)	(1,887,114)	(108,566)
Waiver of shareholder services fee—Select Class	(6,010,151)	(2,657,697)	(908,608)	(1,015,114)
Waiver of shareholder services fee—Service Class	(2,062,118)	(2,932,344)	(19,575)	(177,966)

TOTAL WAIVERS AND REIMBURSEMENTS	(24,569,389)	(34,111,289)	(9,352,562)	(3,753,741)

Net expenses	4,930,752	3,279,537	715,807	455,415

Net investment income	416,762	417,767	70,860	51,801

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(14,015)	(28,877)	(35,667)	—

Net realized gain (loss) on investments	(14,015)	(28,877)	(35,667)	—

Change in net assets resulting from operations	$402,747	$388,890	$35,193	$51,801

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	22

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income	$416,762	$979,510	$417,767	$427,853
Net realized gain (loss) on investments	(14,015)	21,654	(28,877)	574

Change in net assets resulting from operations	402,747	1,001,164	388,890	428,427

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(45,905)	(125,869)	(185,305)	(197,548)
Institutional Class	(6,629)	(12,238)	(3,738)	(6,344)
Select Class	(292,357)	(754,101)	(104,360)	(126,399)
Service Class	(90,184)	(84,286)	(115,104)	(91,136)
Distributions from net realized gain on investments
Administrative Class	(1,571)	(894)	(270)	(8,792)
Institutional Class	(230)	(88)	(3)	(226)
Select Class	(10,003)	(5,024)	(140)	(5,391)
Service Class	(3,844)	(1,673)	(161)	(4,055)

Change in net assets resulting from distributions to shareholders	(450,723)	(984,173)	(409,081)	(439,891)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,178,548,867	1,368,478,722	3,392,363,513	3,419,134,416
Institutional Class	424,008,347	385,385,435	81,575,282	12,210,854
Select Class	3,558,656,581	4,949,063,389	1,701,057,367	2,088,539,257
Service Class	2,787,041,927	2,804,259,105	2,235,776,360	1,772,162,761
Distributions reinvested
Administrative Class	13	—	4,115	7,512
Institutional Class	2,516	3,707	984	689
Select Class	49,715	126,135	1,539	2,223
Service Class	41,519	37,423	5,608	4,816
Cost of shares redeemed
Administrative Class	(1,235,605,494)	(1,450,444,013)	(3,604,090,252)	(3,335,058,329)
Institutional Class	(408,203,963)	(396,406,186)	(23,664,121)	(71,850,255)
Select Class	(3,773,941,923)	(4,845,914,825)	(1,976,283,004)	(2,137,295,307)
Service Class	(2,873,018,706)	(2,754,297,346)	(1,995,587,392)	(1,514,137,027)

Change in net assets resulting from share transactions	(342,420,601)	60,291,546	(188,840,001)	233,721,610

Change in net assets	(342,468,577)	60,308,537	(188,860,192)	233,710,146
NET ASSETS:
Beginning of year	3,771,427,664	3,711,119,127	4,206,571,142	3,972,860,996

End of year	$3,428,959,087	$3,771,427,664	$4,017,710,950	$4,206,571,142

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,196)	$16,117	$868	$(8,392)

ANNUAL REPORT / April 30, 2014

23	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,178,548,867	1,368,478,722	3,392,363,513	3,419,134,416
Institutional Class	424,008,347	385,385,435	81,575,282	12,210,854
Select Class	3,558,656,581	4,949,063,389	1,701,057,367	2,088,539,257
Service Class	2,787,041,927	2,804,259,105	2,235,776,360	1,772,162,761
Distributions reinvested
Administrative Class	13	—	4,115	7,512
Institutional Class	2,516	3,707	984	689
Select Class	49,715	126,135	1,539	2,223
Service Class	41,519	37,423	5,608	4,816
Shares redeemed
Administrative Class	(1,235,605,494)	(1,450,444,013)	(3,604,090,252)	(3,335,058,329)
Institutional Class	(408,203,963)	(396,406,186)	(23,664,121)	(71,850,255)
Select Class	(3,773,941,923)	(4,845,914,825)	(1,976,283,004)	(2,137,295,307)
Service Class	(2,873,018,706)	(2,754,297,346)	(1,995,587,392)	(1,514,137,027)

Net change resulting from share transactions	(342,420,601)	60,291,546	(188,840,001)	233,721,610

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	24

	Wilmington U.S. Treasury Money Market Fund		Wilmington Tax-Exempt Money Market Fund

	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income	$70,860	$108,337	$51,801	$54,459
Net realized gain (loss) on investments	(35,667)	927	—	—

Change in net assets resulting from operations	35,193	109,264	51,801	54,459

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(49,725)	(83,683)	(4,701)	(4,657)
Select Class	(24,964)	(26,899)	(43,717)	(43,418)
Service Class	(775)	(959)	(7,768)	(6,438)

Change in net assets resulting from distributions to shareholders	(75,464)	(111,541)	(56,186)	(54,513)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,381,133,464	1,594,352,762	53,056,531	51,196,573
Select Class	1,042,795,413	1,501,944,043	458,963,075	703,446,996
Service Class	14,073,657	14,336,458	145,781,542	125,709,359
Distributions reinvested
Administrative Class	64	56	—	—
Select Class	4,664	6,105	555	787
Service Class	—	—	6,966	6,224
Cost of shares redeemed
Administrative Class	(1,425,848,702)	(1,676,554,899)	(51,777,880)	(54,025,509)
Select Class	(1,114,987,122)	(1,325,605,795)	(443,767,538)	(659,612,241)
Service Class	(24,102,195)	(13,211,001)	(128,504,675)	(125,669,590)

Change in net assets resulting from share transactions	(126,930,757)	95,267,729	33,758,576	41,052,599

Change in net assets	(126,971,028)	95,265,452	33,754,191	41,052,545
NET ASSETS:
Beginning of year	1,223,711,472	1,128,446,020	502,495,369	461,442,824

End of year	$1,096,740,444	$1,223,711,472	$536,249,560	$502,495,369

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,202	$5,806	$(9)	$4,376

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,381,133,464	1,594,352,762	53,056,531	51,196,573
Select Class	1,042,795,413	1,501,944,043	458,963,075	703,446,996
Service Class	14,073,657	14,336,458	145,781,542	125,709,359
Distributions reinvested
Administrative Class	64	56	—	—
Select Class	4,664	6,105	555	787
Service Class	—	—	6,966	6,224
Shares redeemed
Administrative Class	(1,425,848,702)	(1,676,554,899)	(51,777,880)	(54,025,509)
Select Class	(1,114,987,122)	(1,325,605,795)	(443,767,538)	(659,612,241)
Service Class	(24,102,195)	(13,211,001)	(128,504,675)	(125,669,590)

Net change resulting from share transactions	(126,930,757)	95,267,729	33,758,576	41,052,599

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

25	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

ADMINISTRATIVE CLASS	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000(a)	0.000(a)	0.000(a)	0.000(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000(a)	0.000(a)	0.000(a)	—	—

Total Income (Loss) From Operations	0.000	0.000	0.000	0.000	0.000

Less Distributions From:
Net Investment Income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.000)(a)
Return of Capital	—	—	—	—	(0.000)(a)

Total Distributions	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(b)	0.01%	0.03%	0.03%	0.04%	0.04%
Net Assets, End of Year (000’s)	$325,696	$382,757	$464,721	$416,387	$425,103
Ratios to Average Net Assets
Gross Expense	0.98%	0.97%	0.80%	0.75%	0.77%
Net Expenses(c)	0.13%	0.17%	0.16%	0.25%	0.26%
Net Investment Income	0.01%	0.03%	0.02%	0.04%	0.04%

INSTITUTIONAL CLASS	2014	2013	2012(d)
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000(a)	0.000(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000(a)	0.000(a)	0.000(a)

Total Income (Loss) From Operations	0.000	0.000	0.000

Less Distributions From:
Net Investment Income	(0.000)(a)	(0.000)(a)	(0.000)(a)

Total Distributions	(0.000)	(0.000)	(0.000)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return(b)	0.01%	0.03%	0.01%
Net Assets, End of Period (000’s)	$46,861	$31,056	$42,072
Ratios to Average Net Assets
Gross Expense	0.48%	0.47%	0.46%(e)
Net Expenses(c)	0.13%	0.17%	0.16%(e)
Net Investment Income	0.01%	0.03%	0.04%(e)

SELECT CLASS	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000(a)	0.000(a)	0.000(a)	0.000(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000(a)	0.000(a)	0.000(a)	—	—

Total Income (Loss) From Operations	0.000	0.000	0.000	0.000	0.000

Less Distributions From:
Net Investment Income	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.000)(a)	(0.000)(a)
Return of Capital	—	—	—	—	(0.000)(a)

Total Distributions	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(b)	0.01%	0.03%	0.02%	0.01%	0.02%
Net Assets, End of Year (000’s)	$2,312,800	$2,528,068	$2,424,783	$345,931	$459,497
Ratios to Average Net Assets
Gross Expense	0.73%	0.72%	0.73%	0.75%	0.77%
Net Expenses(c)	0.13%	0.17%	0.16%	0.28%	0.29%
Net Investment Income	0.01%	0.03%	0.03%	0.01%	0.02%

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	26

WILMINGTON PRIME MONEY MARKET FUND (continued)

SERVICE CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		—		(0.000	)(a)

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.03%
Net Assets, End of Year (000’s)	$743,602		$829,547		$779,543		$217,836		$244,661
Ratios to Average Net Assets
Gross Expense	0.98%		0.96%		0.98%		1.00%		1.02%
Net Expenses(c)	0.14%		0.19%		0.18%		0.28%		0.28%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.03%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

(d)  Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

27	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$1,673,462		$1,885,193		$1,801,115		$1,493,139		$1,582,317
Ratios to Average Net Assets
Gross Expense	0.97%		0.96%		0.79%		0.73%		0.74%
Net Expenses(c)	0.08%		0.15%		0.12%		0.25%		0.29%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.02%

INSTITUTIONAL CLASS	2014		2013		2012(d)
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000)	(a)	(0.000)	(a)	(0.000)	(a)

Total Distributions	(0.000)		(0.000)		(0.000)

Net Asset Value, End of Period	$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.00%
Net Assets, End of Period (000’s)	$83,595		$25,683		$85,322
Ratios to Average Net Assets
Gross Expense	0.47%		0.46%		0.46	%(e)
Net Expenses(c)	0.08%		0.15%		0.13	%(e)
Net Investment Income	0.01%		0.01%		0.01	%(e)

SELECT CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$889,158		$1,164,388		$1,213,146		$355,506		$496,004
Ratios to Average Net Assets
Gross Expense	0.72%		0.71%		0.72%		0.74%		0.75%
Net Expenses(c)	0.08%		0.15%		0.12%		0.26%		0.32%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.02%

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	28

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$1,371,495		$1,131,306		$873,278		$35,561		$35,502
Ratios to Average Net Assets
Gross Expense	0.97%		0.96%		0.97%		0.98%		1.00%
Net Expenses(c)	0.08%		0.14%		0.13%		0.25%		0.30%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.02%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

(d)  Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

29	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	2014		2013		2012		2011		2010

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$782,360		$827,103		$909,306		$676,070		$654,530
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.80%		0.74%		0.73%
Net Expenses(c)	0.06%		0.14%		0.06%		0.16%		0.22%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.03%
SELECT CLASS	2014		2013		2012		2011		2010

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$314,375		$386,574		$210,231		$71,929		$141,648
Ratios to Average Net Assets
Gross Expense	0.72%		0.73%		0.73%		0.74%		0.74%
Net Expenses(c)	0.06%		0.14%		0.06%		0.17%		0.20%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.02%
SERVICE CLASS	2014		2013		2012		2011		2010

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Net Assets, End of Year (000’s)	$6		$10,034		$8,909		$10,627		$10,755
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.99%		0.99%		0.98%
Net Expenses(c)	0.06%		0.14%		0.06%		0.16%		0.20%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.02%

(a) Represents less than $0.001.

(b) Total returns for periods of less than one year, if any, are not annualized.

(c) The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	30

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.001
Net Realized Gain (Loss) on Investments	—		—		0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.001

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.001)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		0.06%
Net Assets, End of Year (000’s)	$39,962		$38,684		$41,513		$33,322		$36,870
Ratios to Average Net Assets
Gross Expense	1.00%		0.99%		0.87%		0.83%		0.78%
Net Expenses(c)	0.09%		0.16%		0.23%		0.39%		0.45%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		0.06%
SELECT CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.001
Net Realized Gain (Loss) on Investments	—		—		0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.001

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	0.000	(a)	0.000	(a)	(0.001)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		0.09%
Net Assets, End of Year (000’s)	$421,579		$406,386		$362,551		$108,802		$83,916
Ratios to Average Net Assets
Gross Expense	0.75%		0.74%		0.77%		0.83%		0.78%
Net Expenses(c)	0.09%		0.15%		0.23%		0.39%		0.41%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		0.10%
SERVICE CLASS	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000(a)
Net Realized Gain (Loss) on Investments	—		—		0.000	(a)	—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000)(a)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.03%
Net Assets, End of Year (000’s)	$74,708		$57,425		$57,379		$11,779		$18,949
Ratios to Average Net Assets
Gross Expense	1.00%		0.99%		1.02%		1.08%		1.04%
Net Expenses(c)	0.09%		0.16%		0.23%		0.41%		0.47%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.04%

(a) Represents less than $0.001.

(b) Total returns for periods of less than one year, if any, are not annualized.

(c) The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

31	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2014

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 19 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the NYSE is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2014, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	32

agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

		Fair Value of
		Non-cash	Cash
	Repurchase	Collateral	Collateral
Fund/Counterparty	Agreements	Received	Received	Net Amount(1)
Prime Money Market Fund
Credit Suisse First Boston LLC	$11,000,000	$11,000,000	$—	$—
Deutsche Bank Securities, Inc.	200,000,000	200,000,000	—	—
TD Securities, Inc.	100,000,000	100,000,000	—	—

	$311,000,000	$311,000,000	$—	$—

U.S. Government Money Market Fund
Barclays Capital, Inc.	$50,000,000	$50,000,000	$—	$—
Credit Suisse First Boston LLC	39,000,000	39,000,000	—	—
Deutsche Bank Securities, Inc.	250,000,000	250,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	100,000,000	100,000,000	—	—
TD Securities, Inc.	125,000,000	125,000,000	—	—
TD Securities, Inc.	100,000,000	100,000,000	—	—

	$664,000,000	$664,000,000	$—	$—

U.S. Treasury Money Market Fund
Barclays Capital, Inc.	$195,000,000	$195,000,000	$—	$—
Credit Suisse First Boston LLC	45,000,000	45,000,000	—	—
Deutsche Bank Securities, Inc.	225,000,000	225,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	104,000,000	104,000,000	—	—

	$569,000,000	$569,000,000	$—	$—

(1) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

ANNUAL REPORT / April 30, 2014

33	NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses and distributions recognition on income distribution payable. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2013, 2012 and 2011, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2014, there were no permanent differences identified and reclassified among the components of net assets.

The tax character of distributions for the corresponding years as reported on the Statements of Changes in Net Assets were as follows:

	2014		2013
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Prime Money Market Fund	$450,723	$—	$984,173	$—
U.S. Government Money Market Fund	409,081	—	439,891	—
U.S. Treasury Money Market Fund	75,464	—	111,541	—
Tax-Exempt Money Market Fund	56,186**	—	54,513***	—

*    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**  Included in this amount is tax exempt income of $55,562.

***Included in this amount is tax exempt income of $54,513.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed/	Undistributed	Other	Unrealized	Capital Loss
	(Over Distributed)	Long-Term	Timing	Appreciation	Carryforwards
Fund	Ordinary Income	Capital Gains	Differences	(Depreciation)	and Deferrals
Prime Money Market Fund	$30,474	$—	$(32,670)	$—	$(14,016)
U.S. Government Money Market Fund	34,102	—	(33,234)	—	(28,877)
U.S. Treasury Money Market Fund	2,511	—	(1,309)	—	(35,667)
Tax-Exempt Money Market Fund	5,467	—	(5,476)	—	(72,058)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2014, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

					Short-Term	Total Capital
	Capital Loss Available Through				Post-Effective	Loss
Fund	2016	2017	2018	2019	No Expiration	Carryforwards
Prime Money Market Fund	$—	$—	$—	$—	$14,016	$14,016
U.S. Government Money Market Fund	—	—	—	—	28,877	28,877
U.S. Treasury Money Market Fund	—	—	—	—	35,667	35,667
Tax-Exempt Money Market Fund	6,657	63,251	2,115	—	35	72,058

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	34

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2014, the Funds had no Post-October or Late Year losses to defer.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Advisory Fee
Fund	Annual Rate
Prime Money Market Fund	0.40%
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%

Prior to November 26, 2013, WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Fund’s operating expenses, or certain “class-specific fees and expenses” to prevent each Fund’s (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. Effective November 26, 2013, WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield for each share class of the Funds at or above 0.00%. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	On the first $5 billion

	0.030%	On the next $2 billion

	0.025%	On the next $3 billion

	0.018%	On assets in excess of $10 billion

BNYM	0.0285%	On the first $500 million

	0.0280%	On the next $500 million

	0.0275%	On assets in excess of $1 billion

On September 30, 2013, the Board of Trustees voted to change the fee schedule for WFMC. Prior to October 1, 2013, these services were provided for at an aggregate annual fee as specified below.

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	On the first $5 billion

	0.020%	On the next $2 billion

	0.016%	On the next $3 billion

	0.015%	On assets in excess of $10 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2014, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, no affiliates of the Advisor received these fees.

ANNUAL REPORT / April 30, 2014

35	NOTES TO FINANCIAL STATEMENTS (continued)

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T received a portion of the fees paid by the following Funds which are listed below:

Shareholder Services
Fund	Fee
Prime Money Market Fund	$12,393

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion through March 10, 2014. Effective March 11, 2014, the LOC included a commitment fee of 0.10% per annum on the daily unused portion. The termination date of this LOC is March 9, 2015. The Funds did not utilize the LOC for the year ended April 30, 2014.

6.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require disclosure in the Funds’ financial statements through this date.

April 30, 2014 / ANNUAL REPORT

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2014

ANNUAL REPORT / April 30, 2014

37	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name
Address
Birth date
Position With Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA.

Other Directorships Held: None.

Previous Positions: President of Wilmington Trust Investment Managements (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	38

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Private Investor, Consultant and Community Volunteer.

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: CFO, Pencor Inc. (environmental project development); Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

ANNUAL REPORT / April 30, 2014 (unaudited)

39	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (1/96 to present); Chairman and Director, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	40

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT / April 30, 2014 (unaudited)

41

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2014 / ANNUAL REPORT

42

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

 We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

 We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

 We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

 We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

 We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2014

43

•	Information or data entered into a website will be retained.
•

 Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

 We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2014 / ANNUAL REPORT

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

WT-AR-MM-0414

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON TRUST

April 30, 2014

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Short-Term Corporate Bond Fund

Wilmington Short Duration Government Bond Fund

Wilmington Municipal Bond Fund

Wilmington Maryland Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2013 through April 30, 2014. Inside, you will find a discussion of the factors impacting each fund’s performance during the reporting period, as well as a complete listing of each fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

Compared to other animals, humans have an unparalleled ability to see what we wish to see. The tendency to interpret facts to suit our opinions is magnified in the financial arena. Most of the time economic data provides plenty of fodder for both bulls and bears.

We see enough positive news to argue that good times are about to roll …

•

Despite weather-driven speed bumps in January and February, U.S. nonfarm payrolls expanded by 2.37 million jobs in the year ended April 2014 – the strongest gain since the period ended April 2006. April 2014 hiring came in unexpectedly robust, with job growth of 288,000, the highest since January 2012. Payrolls rose an average of 202,000 per month over the last six months, and by the end of April 2014, had recovered to within 113,000 jobs of the all-time high set in January 2008.

•

Inflation remains under control. The Consumer Price Index for April 2014 was up 2.0% from a year earlier – the biggest year-over-year increase since July 2013 but below the 20-year average of 2.4%. Meanwhile, core CPI – excluding the volatile food and energy categories – was up 1.8% in April 2014, only slightly above the reading in previous months and also lower than the long-run average of 2.2%.

•

While retail sales came in below expectations in April 2014, strong February and March numbers suggest consumers have come out of hibernation. Job growth and the “wealth effect” from stock returns have set the stage for spending growth.

… and sufficient worrisome news to justify caution.

•

New-home sales have plummeted so far this year, while sales of existing homes have trended lower since last summer, even taking into account seasonal adjustments. Lenders have become more accommodating, yet credit remains fairly tight, as does the supply of homes.

•

Two popular measures of consumer confidence, indices maintained by the Conference Board[i] and the University of Michiganii, have diverged somewhat in recent months. However, both indices report confidence fairly close to levels seen last summer despite improvements in the labor market, excellent stock returns, and an expanding economy. The early-May reading of the University of Michigan surveyii saw a 2.7% decline from April 2014 levels, while the consensus projected a 3.3% increase. One number does not a trend make, but the University of Michigan data can only be called disappointing.

ihttp://www.conference-board.org/

iihttp://www.sca.isr.umich.edu/

Many of the recent problems stem directly from the harsh winter weather we have endured which pushed first quarter GDP down by 1%. We expect that a rebound from this will take place in the second quarter which should be followed by a resumption of modest growth rates in the 2.5 to 3.0% range. Given this outlook, we expect to see stocks outperform bonds but fears of a major rise in interest rates are also probably overblown.

The Bond Markets

In the year ended April 30, the Barclays U.S. Aggregate Bond Index1 delivered a -0.26% return, with the majority of the bond market performing at a lackluster level. Blame Treasuries for the Aggregate Bond Index’s negative return, as the Barclays U.S. Treasury Bond Index2 returned -1.59% for the year ended April. In contrast, Barclays indices for mortgage-backed, corporate, and municipal bonds all managed positive returns, albeit below 0.60%.

While the statements above are unequivocally accurate, investors who stop at the raw numbers will miss a big part of the picture – bond investors suffered their pain in 2013; so far, 2014 has proven friendlier.

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

ii

The 10-year Treasury bond yielded 1.70% at the end of April 2013 and ended the year at 3.04%. By the end of April 2014, the T-bond yield had fallen to 2.67%, and as of May 28th it yielded 2.44%. Corporate bonds have traced similar, if less steep, paths. These yields reflect a solid recovery this year, which in turn tells us that the Federal Reserve’s tapering of bond purchases hasn’t had the deleterious effect some pundits projected.

On April 30, the Federal Reserve (the “Fed”) Open Market Committee reduced its monthly bond purchases another $10 billion to $45 billion, down from $85 billion for most of last year. At this pace, the Fed may stop buying bonds before the end of 2014. While new Fed Chair Janet Yellen shocked the market in March when she said the Fed could start raising interest rates just six months after the end of quantitative easing3, subsequent statements suggest the central bank hasn’t set a hard target.

In recent months, the Fed has signaled expectations roughly in line with the consensus, which suggests the federal funds rate won’t rise until the second half of 2015. “Doves” continue to call the shots at the Fed, and it’s tough to predict how markets would react if the bankers changed their tone.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain Barclays indices performed as follows4:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index	Barclays U.S. Mortgage- Backed Securities Index[5]	Barclays U.S. Credit Bond Index[6]	Barclays Municipal Bond Index[7]
-0.26%	-1.59%	0.59%	0.41%	0.50%

The Stock Markets

Few investors who owned a diversified stock portfolio at the start of last May and held it through the end of April 2014 should complain. The S&P 500 Index8 of large-cap stocks returned 20.44% during that 12-month period. Most segments of the U.S. stock market shared in the wealth, with the small-cap Russell 2000 Index9 returning 20.50%.

Among large-cap stocks, growth slightly outperformed value. Smaller stocks showed more of a growth bias (Russell 2000 Growth Index10 up 21.46% versus 19.61% for the Russell 2000 Value Index11). But when your lagging group manages an annual return of more than 19%, you’ve enjoyed a good year.

Even foreign stocks provided investors with solid gains – at least in developed markets. The MSCI All Country World ex-US Index12 returned 9.76% over the last year, while the MSCI EAFE (Europe, Australasia, Far East) Index13 of large-cap and midcap stocks from developed markets returned 13.35%. However, the MSCI Emerging Markets Index14 delivered a -1.84% return.

Most of the stock gains racked up in the 12 months ended April 2014 came during the last eight months of 2013. The S&P 500 managed to set eight new all-time closing highs during the first four months of 2014, yet exited April up less than 3% from its level at the end of 2013. The sluggishness during this period has probably contributed to weakness in both consumer and investor sentiment.

The American Association of Individual Investors Sentiment Survey for the week ending May 21st, 2014, found 43% of investors neutral on the stock market, well above the long-run average of 31%. While bullishness has risen and bearishness fallen in recent weeks, percentages for both extremes remain below typical levels. The unusually large number of “neutrals” bespeaks a lack of confidence in the market, feelings not unexpected given lackluster year-to-date returns.

With the U.S. stock market looking for leadership, investors should keep an eye out for groups making strong moves. A large pack of investors uncertain about the market’s direction can quickly transform into a stampede – in any direction.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[15]	NASDAQ Composite Index[16]	MSCI All Country World ex-US (Net) Index
20.44%	14.44%	25.20%	9.76%

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

iii

The Trust, with assets of $12.5 billion as of April 30, 2014, gives investors access to every major asset class and sector. Whether you are looking to pay for a comfortable retirement, fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility, and professional management you need.18

Sincerely,

Sam Guerrieri

President

May 28, 2014

For more complete information, please download the Funds’ prospectus which is available on wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
2.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
3.	Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.
4.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
5.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
9.	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made directly in an index.
10.	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.
11.	The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.
12.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

iv

13.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.
14.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index.
15.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
16.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.
18.	Diversification does not assure a profit nor protect against loss.

Sector allocation and credit quality percentages are based on total portfolio as of quarter-end and are subject to change at any time. This data is shown for informational purposes only and is not to be considered a recommendation to purchase or sell any security. The credit quality of the investments in the Fund’s portfolio does not apply to the safety and stability of the Fund and are subject to change. Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (NRSRO), such as Standard & Poor’s, and typically range from AAA (highest) to D (lowest). When ratings from two NRSROs are available, the lowest rating is used. Bonds not rated by an NRSRO are included in the Not Rated category, which does not necessarily indicate low quality. Cash is defined as bonds with stated maturities of seven days or less and includes money market funds and other cash equivalents. For more information regarding rating methodologies for S&P visit www.standardandpoors.com and for Moody’s visit www.moodys.com.

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

[This Page Intentionally Left Blank]

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of -0.03%* for Class A Shares and 0.16%* for Class I Shares, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index**, which had a total return of -0.26%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of -0.26%.

The bond market suffered its worst year since 1994 as interest rates rose, the economy continued to recover and the Federal Reserve (the “Fed”) began to taper its quantitative easing program. The corporate bond market continued to be a bright spot as investors sought higher yielding securities to lessen the pain of higher interest rates. For 2013, the corporate bond market posted its 4th best year as measured by excess return over U.S. Treasuries.

Economic growth for the 12-month period ended March 31, 2014 was an unremarkable 2.3% as measured by the GDP (gross domestic product). The 1st quarter of 2014 growth rate was 0.1%, which suffered harshly from the cold weather’s negative impact on the economy. Expectations are that economic growth will pick up for the remainder of 2014 as the weather improves. The labor market continued to heal from the financial crisis. For the past fiscal year ended April 30, 2014, the unemployment rate fell from 7.5% to 6.3%, the lowest level since the beginning of the financial crisis in 2008. The economy produced approximately 200,000 jobs per month, which was a slight improvement from the prior year. While housing prices continued to move higher, new home sales slowed as higher mortgage rates and higher prices caused housing affordability to decline. Auto sales were the strongest since 2007 as consumer confidence continued to increase.

Inflation remained below the Fed’s speed limit of 2%; the core consumer price index is up 1.8% for the past year. Wage growth also remains anemic, increasing at only a 2% annualized rate over the past year as there are more workers than jobs to go around.

The Fed was the catalyst for higher interest rates as former Fed chairman Ben Bernanke announced in May of 2013 that the Fed could begin tapering its asset purchase program in the fall of 2013. The Fed’s Open Market Committee (FOMC) statement from their June meeting acknowledged that “the downside risks to the outlook for the economy and labor market as having diminished.” The Fed began to taper its purchases in December 2013 and has continued to reduce its purchases at each subsequent meeting. Currently, the Fed is purchasing $45 billion of securities per month, down from a peak of $85 billion per month. For the fiscal year ended April 30, 2014, intermediate interest rates are approximately one percent higher than where they started the fiscal year. The 10-Year U.S. Treasury yield at April 30 was 2.67%. The 2-Year U.S. Treasury yield rose only 0.2% during the same period to a yield of 0.42%. The short end of the yield curve remains anchored by the Fed’s commitment to maintain a highly accommodative monetary policy and a low Federal Funds rate, for some time after the Fed completes its asset purchase program.

The corporate bond market continued to benefit as investors sought higher yields. The average risk premium, as measured by the Barclays U.S. Corporate Bond Index declined by 34 basis points to 101 basis points for the average investment grade bond over the past fiscal year. For the 2nd consecutive year, the market absorbed record issuance. In September 2013, Verizon issued a record $49 billion of bonds to finance its purchase of the portion of Verizon Wireless that it did not already own from Vodafone. The prior record corporate bond issuance came from Apple and totaled only $17 billion.

Looking forward, we expect economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2014. We also expect inflation to remain benign and the Fed to continue to taper its asset purchase program and conclude its purchases by December 2014. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates in either 2015 or in 2016.

The Fund’s outperformance can be attributed to the decision to remain overweight with respect to the corporate sector of the bond market. One of the Fund’s guiding philosophies is to construct a portfolio with a higher yield than the benchmark. By having a larger allocation to the higher yielding corporate sector, the Fund was able to achieve this goal. The Fund also maintained an underweight allocation to the mortgage backed sector given that the Fed was reducing their purchases of these securities under their quantitative easing policy. The significance of the Fed buying less is that private investors must replace the Fed’s buying and we expect these investors to require a higher yield than the Fed. Over the past year, the corporate sector provided more excess returns than the mortgage backed sector. Thus, the decision to overweight the corporate sector while underweighting the mortgage sector aided performance.

Although the Fund maintained a slightly shorter average maturity for the portfolio versus the benchmark as interest rates rose last year, this strategy provided only minimal benefits. We did not want to be much shorter than the benchmark’s duration given the yield advantage provided by the steepness of the yield curve.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.53%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

April 30, 2014 (unaudited) / ANNUAL REPORT

2

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2014 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Broad Market Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-4.53%
5 Years	4.95%
10 Years	3.85%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.17%
After Waivers	1.00%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

4

WILMINGTON BROAD MARKET BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Broad Market Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	0.16%
5 Years	6.25%
10 Years	4.60%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.92%
After Waivers	0.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

5

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of -0.40%* for Class A Shares, and -0.09%* for Class I Shares, versus its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index**, which had a total return of -0.24% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 0.24%.

The bond market suffered its worst year since 1994 as interest rates rose, the economy continued to recover and the Federal Reserve (the “Fed”) began to taper its quantitative easing program. The corporate bond market continued to be a bright spot as investors sought higher yielding securities to lessen the pain of higher interest rates. For 2013, the corporate bond market posted its 4th best year as measured by excess return over U.S. Treasuries.

Economic growth for the 12-month period ended March 31, 2014 was an unremarkable 2.3% as measured by the GDP (gross domestic product). The 1st quarter of 2014 growth rate was 0.1%, which suffered harshly from the cold weather’s negative impact on the economy. Expectations are that economic growth will pick up for the remainder of 2014 as the weather improves. The labor market continued to heal from the financial crisis. For the past fiscal year ended April 30, 2014, the unemployment rate fell from 7.5% to 6.3%, the lowest level since the beginning of the financial crisis in 2008. The economy produced approximately 200,000 jobs per month, which was a slight improvement from the prior year. While housing prices continued to move higher, new home sales slowed as higher mortgage rates and higher prices caused housing affordability to decline. Auto sales were the strongest since 2007 as consumer confidence continued to increase.

Inflation remained below the Fed’s speed limit of 2%; the core consumer price index is up 1.8% for the past year. Wage growth also remains anemic, increasing at only a 2% annualized rate over the past year as there are more workers than jobs to go around.

The Fed was the catalyst for higher interest rates as former Fed chairman Ben Bernanke announced in May of 2013 that the Fed could begin tapering its asset purchase program in the fall of 2013. The Fed’s Open Market Committee (FOMC) statement from their June meeting acknowledged that “the downside risks to the outlook for the economy and labor market as having diminished.” The Fed began to taper its purchases in December 2013 and has continued to reduce its purchases at each subsequent meeting. Currently, the Fed is purchasing $45 billion of securities per month, down from a peak of $85 billion per month. For the fiscal year ended April 30, 2014, intermediate interest rates are approximately one percent higher than where they started the fiscal year. The 10-Year U.S. Treasury yield at April 30 was 2.67%. The 2-Year U.S. Treasury yield rose only 0.2% during the same period to a yield of 0.42%. The short end of the yield curve remains anchored by the Fed’s commitment to maintain a highly accommodative monetary policy and a low Federal Funds rate, for some time after the Fed completes its asset purchase program.

The corporate bond market continued to benefit as investors sought higher yields. The average risk premium, as measured by the Barclays

U.S. Corporate Bond Index declined by 34 basis points to 101 basis points for the average investment grade bond over the past fiscal year. For the 2nd consecutive year, the market absorbed record issuance. In September 2013, Verizon issued a record $49 billion of bonds to finance its purchase of the portion of Verizon Wireless that it did not already own from Vodafone. The prior record corporate bond issuance came from Apple and totaled only $17 billion.

Looking forward, we expect economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2014. We also expect inflation to remain benign and the Fed to continue to taper its asset purchase program and conclude its purchases by December 2014. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates in either 2015 or in 2016.

The outperformance of the Fund relative to the benchmark can primarily be attributed to the Fund’s overweight position in corporate bonds. Throughout the fiscal year, the Fund maintained a higher allocation to credit than the benchmark index. Excess returns for the Barclays U.S. Credit Index were a strong 1.19% over the fiscal year. Excess returns for credit were driven by the 5-10 year segment of the yield curve, significantly outperforming the 1-5 year segment. This was a modest drag on the Fund’s performance given the overweight to credit was heaviest in the 1-5 year part of the yield curve.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.89%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital Intermediate U.S, Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or

April 30, 2014 (unaudited) / ANNUAL REPORT

6

other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

The Barclays U.S. Credit Index comprises the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

ANNUAL REPORT / April 30, 2014 (unaudited)

7

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Intermediate-Term Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-4.89%
5 Years	3.85%
10 Years	3.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.14%
After Waivers	0.95%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

8

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Intermediate-Term Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-0.09%
5 Years	5.12%
10 Years	4.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.89%
After Waivers	0.60%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

9

WILMINGTON SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Short-Term Corporate Bond Fund (the “Fund”) had a total return of 0.68%* for Class A Shares and 0.90%* for Class I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 0.69%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 0.58%.

The bond market suffered its worst year since 1994 as interest rates rose, the economy continued to recover and the Federal Reserve (the “Fed”) began to taper its quantitative easing program. The corporate bond market continued to be a bright spot as investors sought higher yielding securities to lessen the pain of higher interest rates. For 2013, the corporate bond market posted its 4th best year as measured by excess return over U.S. Treasuries.

Economic growth for the 12-month period ended March 31, 2014 was an unremarkable 2.3% as measured by the GDP (gross domestic product). The 1st quarter of 2014 growth rate was 0.1%, which suffered harshly from the cold weather’s negative impact on the economy. Expectations are that economic growth will pick up for the remainder of 2014 as the weather improves. The labor market continued to heal from the financial crisis. For the past fiscal year ended April 30, 2014, the unemployment rate fell from 7.5% to 6.3%, the lowest level since the beginning of the financial crisis in 2008. The economy produced approximately 200,000 jobs per month, which was a slight improvement from the prior year. While housing prices continued to move higher, new home sales slowed as higher mortgage rates and higher prices caused housing affordability to decline. Auto sales were the strongest since 2007 as consumer confidence continued to increase.

Inflation remained below the Fed’s speed limit of 2%; the core consumer price index is up 1.8% for the past year. Wage growth also remains anemic, increasing at only a 2% annualized rate over the past year as there are more workers than jobs to go around.

The Fed was the catalyst for higher interest rates as former Fed chairman Ben Bernanke announced in May of 2013 that the Fed could begin tapering its asset purchase program in the fall of 2013. The Fed’s Open Market Committee (FOMC) statement from their June meeting acknowledged that “the downside risks to the outlook for the economy and labor market as having diminished.” The Fed began to taper its purchases in December 2013 and has continued to reduce its purchases at each subsequent meeting. Currently, the Fed is purchasing $45 billion of securities per month, down from a peak of $85 billion per month. For the fiscal year ended April 30, 2014, intermediate interest rates are approximately one percent higher than where they started the fiscal year. The 10-Year U.S. Treasury yield at April 30 was 2.67%. The 2-Year U.S. Treasury yield rose only 0.2% during the same period to a yield of 0.42%. The short end of the yield curve remains anchored by the Fed’s commitment to maintain a highly accommodative monetary policy and a low Federal Funds rate, for some time after the Fed completes its asset purchase program.

The corporate bond market continued to benefit as investors sought higher yields. The average risk premium, as measured by the Barclays

U.S. Corporate Bond Index declined by 34 basis points to 101 basis points for the average investment grade bond over the past fiscal year. For the 2nd consecutive year, the market absorbed record issuance. In September 2013, Verizon issued a record $49 billion of bonds to finance its purchase of the portion of Verizon Wireless that it did not already own from Vodafone. The prior record corporate bond issuance came from Apple and totaled only $17 billion.

Looking forward, we expect economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2014. We also expect inflation to remain benign and the Fed to continue to taper its asset purchase program and conclude its purchases by December 2014. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates in either 2015 or in 2016.

Over the course of the last year, the Fund continued to overweight higher yielding sectors of the investment grade corporate bond universe as the global search for yield continued unabated. The Fund maintained a high allocation to the finance sector versus the industrial and utility sectors relative to the Fund’s benchmark. This overweight was initiated given our expectation that the finance sector would revert to trading more expensively than its industrial counterpart; a trend that we viewed temporarily broken after the financial crisis. The Fund’s overweight in the finance sector was expressed by allocations to regional banks, insurance companies, and Real Estate Investment Trusts (REITs). Towards the end of the fiscal year, the Fund began to overweight bonds with maturities greater than three years as well as overweight investment grade floating rate notes (FRNs), anticipating a flatter yield curve. Concurrently, the Fund began to underweight the two years portion of the yield curve. This activity resulted in a “barbelled” portfolio structure. The Fund’s overweight in higher yielding corporates as well as the “barbelled” portfolio structure added to its outperformance. Over the course of the year, the Fund maintained a duration posture that was slightly shorter versus the benchmark index, as we anticipated a higher interest rate environment. Going forward, we expect a higher interest rate environment as well as a flatter yield curve. Therefore, we expect to continue to increase our allocation to FRNs, as well as to position the Fund’s portfolio in such a way as to benefit from a flatter yield curve.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.04%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

April 30, 2014 (unaudited) / ANNUAL REPORT

10

**

The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2014 (unaudited)

11

WILMINGTON SHORT-TERM

CORPORATE BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short-Term Corporate Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-1.04%
5 Years	1.99%
10 Years	2.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.21%
After Waivers	0.86%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

12

WILMINGTON SHORT-TERM CORPORATE BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Short-Term Corporate Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	0.90%
5 Years	2.59%
10 Years	3.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.96%
After Waivers	0.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

13

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Short Duration Government Bond Fund (the “Fund”) had a total return of -0.47%* for Class A Shares, and -0.21%* for Class I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index**, which had a total return of 0.43%, and its peer group, the Lipper Short U.S. Government Bond Funds Average***, which had a total return of -0.18%.

The bond market suffered its worst year since 1994 as interest rates rose, the economy continued to recover and the Federal Reserve (the “Fed”) began to taper its quantitative easing program. The corporate bond market continued to be a bright spot as investors sought higher yielding securities to lessen the pain of higher interest rates. For 2013, the corporate bond market posted its 4th best year as measured by excess return over U.S. Treasuries.

Economic growth for the 12-month period ended March 31, 2014 was an unremarkable 2.3% as measured by the GDP (gross domestic product). The 1st quarter of 2014 growth rate was 0.1%, which suffered harshly from the cold weather’s negative impact on the economy. Expectations are that economic growth will pick up for the remainder of 2014 as the weather improves. The labor market continued to heal from the financial crisis. For the past fiscal year ended April 30, 2014, the unemployment rate fell from 7.5% to 6.3%, the lowest level since the beginning of the financial crisis in 2008. The economy produced approximately 200,000 jobs per month, which was a slight improvement from the prior year. While housing prices continued to move higher, new home sales slowed as higher mortgage rates and higher prices caused housing affordability to decline. Auto sales were the strongest since 2007 as consumer confidence continued to increase.

Inflation remained below the Fed’s speed limit of 2%; the core consumer price index is up 1.8% for the past year. Wage growth also remains anemic, increasing at only a 2% annualized rate over the past year as there are more workers than jobs to go around.

The Fed was the catalyst for higher interest rates as former Fed chairman Ben Bernanke announced in May of 2013 that the Fed could begin tapering its asset purchase program in the fall of 2013. The Fed’s Open Market Committee (FOMC) statement from their June meeting acknowledged that “the downside risks to the outlook for the economy and labor market as having diminished.” The Fed began to taper its purchases in December 2013 and has continued to reduce its purchases at each subsequent meeting. Currently, the Fed is purchasing $45 billion of securities per month, down from a peak of $85 billion per month. For the fiscal year ended April 30, 2014, intermediate interest rates are approximately one percent higher than where they started the fiscal year. The 10-Year U.S. Treasury yield at April 30 was 2.67%. The 2-Year U.S. Treasury yield rose only 0.2% during the same period to a yield of 0.42%. The short end of the yield curve remains anchored by the Fed’s commitment to maintain a highly accommodative monetary policy and a low Federal Funds rate, for some time after the Fed completes its asset purchase program.

The corporate bond market continued to benefit as investors sought higher yields. The average risk premium, as measured by the Barclays

U.S. Corporate Bond Index declined by 34 basis points to 101 basis points for the average investment grade bond over the past fiscal year. For the 2nd consecutive year, the market absorbed record issuance. In September 2013, Verizon issued a record $49 billion of bonds to finance its purchase of the portion of Verizon Wireless that it did not already own from Vodafone. The prior record corporate bond issuance came from Apple and totaled only $17 billion.

Looking forward, we expect economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2014. We also expect inflation to remain benign and the Fed to continue to taper its asset purchase program and conclude its purchases by December 2014. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates in either 2015 or in 2016.

The Fund’s underperformance over the past fiscal year can be attributed to the decision to maintain an allocation to the higher yielding 3 - 5 year portion of the yield curve. As interest rates rose last year, these securities underperformed shorter maturity securities. Offsetting some of this underperformance was the Fund’s allocation to the higher yielding mortgage backed sector which provided excess return even with the Fed reducing its purchases under its quantitative easing program. The Fund also maintained a shorter duration strategy which aided performance slightly as interest rates rose last year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.18%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. This index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

April 30, 2014 (unaudited) / ANNUAL REPORT

14

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2014 (unaudited)

15

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short Duration Government Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-2.18%
5 Years	1.03%
10 Years	2.36%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.89%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

16

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Short Duration Government Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-0.21%
5 Years	1.63%
10 Years	2.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

17

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 0.37%* for Class A Shares and 0.55%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.97%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of -0.15%.

In 2013, municipal bond performance varied depending on investors’ position on the yield curve and portfolios’ geographic exposure. On the whole, municipals delivered at best tepid performance. Going into calendar year-end, investors seemed to be recovering from a dismal summer.

The first two months of 2014 produced remarkable returns, as the yield on the S&P Municipal Bond Index fell to 2.84% by the end of February from 3.31% at the beginning of the year. The broad index produced total returns of 2.11% and 1.26% in January and February, respectively, with price gains accounting for the bulk of those numbers. In March, the S&P Municipal Bond Index’s yield rose only three basis points (0.03%). Despite the slight rise, the benchmark produced a 0.13% return. In April, yields reestablished their downward march, with the S&P Municipal Bond Index ending the fiscal year at 2.71%. This downward march produced another month of strong performance for the S&P Municipal Bond Index at 1.20% and a 2014 year-to-date total return of 4.78%. Moreover, the robust start to 2014 lifted the index’s trailing 12-month performance into positive territory with a 0.47% return. Our benchmark Intermediate index also delivered unusually strong performance, with a 3.62% 2014 year-to-date return and a 0.97% return over the trailing 12-month period.

A slowdown in new issuance served as support in the early part of 2014, as state and local governments were slow to come to market with new deals. Through the end of March 2014, supply totaled approximately $62 billion, down 26% from the same period in 2013. Noteworthy is the drought in refunding supply, which stands at just under $18 billion versus last year’s $37 billion—a 52% decline. Issuance of bonds for new money dipped just 2% to about $31 billion. With most municipal governments having refinanced their eligible outstanding bonds over the past several years, the collapse in refunding issuance has acted as a support to prices thus far in 2014.

Regarding the performance of the S&P municipal indices, we have a brief comment on Puerto Rico. While the Commonwealth was a headwind for performance for most of 2013, the picture brightened during the first quarter of 2014. Puerto Rico represents nearly 2% of the S&P Municipal Bond Intermediate Index, and generated a quarterly total return of 4.69% and contributed almost 8 basis points of the index’s 3.62% return. We have stayed out of Puerto Rico in our centrally managed accounts for more than two years, viewing the problems as mostly socioeconomic, with likely long-range negative consequences. We still believe severe difficulties lie ahead for the Commonwealth and won’t try to market-time this segment. In our view, Puerto Rico remains an extremely volatile theater, though this may change in the future. We will continue to monitor the situation.

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of operating expenses, the benchmark returns reflect gross returns without any expense impact. The Fund’s higher quality positioning provided mixed results. An underweight to “A” rated bonds hurt relative performance, as “A” rated bonds in general outperformed the overall market. However, due to the poor performance of Puerto Rico bonds, “BBB” rated bonds underperformed the market and our significant underweight positively impacted relative performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.16%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal alternative minimum tax.

April 30, 2014 (unaudited) / ANNUAL REPORT

18

WILMINGTON MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Municipal Bond Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index2.

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-4.16%
5 Years	4.04%
Start of Performance (12/19/05)	3.65%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.16%
After Waivers	0.87%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

19

WILMINGTON MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	0.55%
5 Years	5.25%
10 Years	4.19%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.91%
After Waivers	0.62%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

20

WILMINGTON MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Maryland Municipal Bond Fund (the “Fund”) had a total return of -0.56%* for Class A Shares and -0.38%* for Class I Shares, versus its primary benchmark, the S&P Municipal Bond Intermediate Index** which had a total return of 0.97%, and its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average***, which had a total return of -0.52%.

In 2013, municipal bond performance varied depending on investors’ position on the yield curve and portfolios’ geographic exposure. On the whole, municipals delivered at best tepid performance. Going into calendar year-end, investors seemed to be recovering from a dismal summer.

The first two months of 2014 produced remarkable returns, as the yield on the S&P Municipal Bond Index fell to 2.84% by the end of February from 3.31% at the beginning of the year. The broad index produced total returns of 2.11% and 1.26% in January and February, respectively, with price gains accounting for the bulk of those numbers. In March, the S&P Municipal Bond Index’s yield rose only three basis points (0.03%). Despite the slight rise, the benchmark produced a 0.13% return. In April, yields reestablished their downward march, with the Index ending the fiscal year at 2.71%. This downward march produced another month of strong performance for the Index at 1.20% and a 2014 year-to-date total return of 4.78%. Moreover, the robust start to 2014 lifted the index’s trailing 12-month performance into positive territory with a 0.47% return. Our benchmark Intermediate index also delivered unusually strong performance, with a 3.62% 2014 YTD return and a 0.97% return over the trailing 12-month period.

A slowdown in new issuance served as support in the early part of 2014, as state and local governments were slow to come to market with new deals. Through the end of March 2014, supply totaled approximately $62 billion, down 26% from the same period in 2013. Noteworthy is the drought in refunding supply, which stands at just under $18 billion versus last year’s $37 billion—a 52% decline. Issuance of bonds for new money dipped just 2% to about $31 billion. With most municipal governments having refinanced their eligible outstanding bonds over the past several years, the collapse in refunding issuance has acted as a support to prices thus far in 2014.

Regarding the performance of the S&P municipal indices, we have a brief comment on Puerto Rico. While the Commonwealth was a headwind for performance for most of 2013, the picture brightened during the first quarter of 2014. Puerto Rico represents nearly 2% of the S&P Municipal Bond Intermediate Index, and generated a quarterly total return of 4.69% and contributed almost 8 basis points of the index’s 3.62% return. We have stayed out of Puerto Rico in our centrally managed accounts for more than two years, viewing the problems as mostly socioeconomic, with likely long-range negative consequences. We still believe severe difficulties lie ahead for the Commonwealth and won’t try to market-time this segment. In our view, Puerto Rico remains an extremely volatile theater, though this may change in the future. We will continue to monitor the situation.

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of management fees, the benchmark returns reflect gross returns without any fee impact. The Fund’s higher quality positioning provided mixed results. An underweight to “A” rated bonds hurt relative performance, as “A” rated bonds in general outperformed the overall market. However, due to the poor performance of Puerto Rico bonds, “BBB” rated bonds underperformed the market and our significant underweight positively impacted relative performance. In addition, the S&P Municipal Bond Intermediate Index is national in scope and the MD portion of the benchmark index returned 0.61% for the 12-month period, underperforming the overall index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -5.00%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2014 (unaudited)

21

WILMINGTON MARYLAND MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Maryland Municipal Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-5.00%
5 Years	3.15%
10 Years	2.97%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.20%
After Waivers	0.96%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

22

WILMINGTON MARYLAND MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Maryland Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-0.38%
5 Years	4.35%
10 Years	3.63%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.95%
After Waivers	0.68%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

23

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 0.04%* for Class A Shares and 0.30%* for Class I Shares, versus its primary benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 0.97%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of -0.49%.

In 2013, municipal bond performance varied depending on investors’ position on the yield curve and portfolios’ geographic exposure. On the whole, municipals delivered at best tepid performance. Going into calendar year-end, investors seemed to be recovering from a dismal summer.

The first two months of 2014 produced remarkable returns, as the yield on the S&P Municipal Bond Index fell to 2.84% by the end of February from 3.31% at the beginning of the year. The broad index produced total returns of 2.11% and 1.26% in January and February, respectively, with price gains accounting for the bulk of those numbers. In March, the S&P Municipal Bond Index’s yield rose only three basis points (0.03%). Despite the slight rise, the benchmark produced a 0.13% return. In April, yields reestablished their downward march, with the Index ending the fiscal year at 2.71%. This downward march produced another month of strong performance for the Index at 1.20% and a 2014 year-to-date total return of 4.78%. Moreover, the robust start to 2014 lifted the Index’s trailing 12-month performance into positive territory with a 0.47% return. Our benchmark intermediate index also delivered unusually strong performance, with a 3.62% 2014 YTD return and a 0.97% return over the trailing 12-month period.

A slowdown in new issuance served as support in the early part of 2014, as state and local governments were slow to come to market with new deals. Through the end of March 2014, supply totaled approximately $62 billion, down 26% from the same period in 2013. Noteworthy is the drought in refunding supply, which stands at just under $18 billion versus last year’s $37 billion—a 52% decline. Issuance of bonds for new money dipped just 2% to about $31 billion. With most municipal governments having refinanced their eligible outstanding bonds over the past several years, the collapse in refunding issuance has acted as a support to prices thus far in 2014.

Regarding the performance of the S&P municipal indices, we have a brief comment on Puerto Rico. While the Commonwealth was a headwind for performance for most of 2013, the picture brightened during the first quarter of 2014. Puerto Rico represents nearly 2% of the S&P Municipal Bond Intermediate Index, and generated a quarterly total return of 4.69% and contributed almost 8 basis points of the index’s 3.62% return. We have stayed out of Puerto Rico in our centrally managed accounts for more than two years, viewing the problems as mostly socioeconomic, with likely long-range negative consequences. We still believe severe difficulties lie ahead for the Commonwealth and won’t try to market-time this segment. In our view, Puerto Rico remains an extremely volatile theater, though this may change in the future. We will continue to monitor the situation.

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of management fees, the benchmark returns reflect gross returns without any fee impact. The Fund’s higher quality positioning provided mixed results. An underweight to “A” rated bonds hurt relative performance, as “A” rated bonds in general outperformed the overall market. However, due to the poor performance of Puerto Rico bonds, “BBB” rated bonds underperformed the market and our significant underweight positively impacted relative performance. In addition, the S&P Municipal Bond Intermediate Index is national in scope and the NY portion of the benchmark index returned 1.21% for the 12-month period, outperforming the overall index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.49%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal alternative minimum tax.

April 30, 2014 (unaudited) / ANNUAL REPORT

24

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington New York Municipal Bond Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-4.49%
5 Years	3.11%
10 Years	2.94%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.21%
After Waivers	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

25

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington New York Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	0.30%
5 Years	4.33%
10 Years	3.61%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.96%
After Waivers	0.60%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

26

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$1,019.60	$4.91	0.98%

Class I	$1,000.00	$1,020.40	$3.26	0.65%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,019.93	$4.91	0.98%

Class I	$1,000.00	$1,021.57	$3.26	0.65%

WILMINGTON INTERMEDIATE-TERM BOND FUND

Actual

Class A	$1,000.00	$1,008.40	$4.58	0.92%

Class I	$1,000.00	$1,009.00	$2.99	0.60%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.23	$4.61	0.92%

Class I	$1,000.00	$1,021.82	$3.01	0.60%

WILMINGTON SHORT-TERM CORPORATE BOND FUND

Actual

Class A	$1,000.00	$1,006.10	$3.93	0.79%

Class I	$1,000.00	$1,007.00	$3.04	0.61%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.88	$3.96	0.79%

Class I	$1,000.00	$1,021.77	$3.06	0.61%

ANNUAL REPORT / April 30, 2014 (unaudited)

27

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Actual

Class A	$1,000.00	$1,000.50	$4.41	0.89%

Class I	$1,000.00	$1,001.80	$3.18	0.64%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.38	$4.46	0.89%

Class I	$1,000.00	$1,021.62	$3.21	0.64%

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,025.50	$4.32	0.86%

Class I	$1,000.00	$1,026.80	$3.07	0.61%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.53	$4.31	0.86%

Class I	$1,000.00	$1,021.77	$3.06	0.61%

WILMINGTON MARYLAND MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,017.90	$4.70	0.94%

Class I	$1,000.00	$1,018.20	$3.35	0.67%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.13	$4.71	0.94%

Class I	$1,000.00	$1,021.47	$3.36	0.67%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,021.40	$4.21	0.84%

Class I	$1,000.00	$1,022.60	$2.96	0.59%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.63	$4.21	0.84%

Class I	$1,000.00	$1,021.87	$2.96	0.59%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period.

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2014 (unaudited) / ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Corporate Bonds	50.0%

U.S. Treasury	21.5%

Mortgage-Backed Securities	19.5%

Commercial Paper	5.0%

Collateralized Mortgage Obligations	2.7%

Government Agencies	2.3%

Enhanced Equipment Trust Certificates	0.7%

Asset-Backed Securities	0.6%

Cash Equivalents[1]	5.6%

Other Assets and Liabilities – Net[2]	(7.9)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA	0.9%

AA	5.2%

A	13.1%

BBB	32.0%

BB	2.3%

D	0.3%

Not Rated	12.1%

U.S. Government Agency Securities	20.5%

U.S. Treasuries	21.5%

Other Assets and Liabilities – Net[2]	(7.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

ASSET-BACKED SECURITIES – 0.6%

FINANCIAL SERVICES – 0.5%

LA Arena Funding LLC,
Series 1999-1, Class A, 7.66%, 12/15/26—,Ω	$1,005,651	$1,137,566

WHOLE LOAN – 0.1%

SLM Private Education Loan Trust,
Series 2011-A, Class A1, 1.17%, 10/15/24Δ,S,—,Ω	347,188	350,141

TOTAL ASSET-BACKED SECURITIES
(COST $1,352,839)		$1,487,707

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.6%

Banc of America Commercial Mortgage Trust,
Series 2007-2, Class A2, 5.63%, 4/10/49Δ,S	102,969	104,803

Description	Par Value	Value

Extended Stay America Trust,
Series 2013-ESH5, Class A15, 1.28%, 12/05/31—,Ω	$800,000	$780,094

JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	588,000	644,195

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$1,529,092

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.0%

Series 1988-23, Class C, 9.75%, 9/25/18	3,122	3,509

Series 2005-29, Class WC, 4.75%, 4/25/35	59,586	64,967

Series 2012-114, Class VM,
3.50%, 10/25/25	2,431,385	2,516,384

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,584,860

WHOLE LOAN – 1.1%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.93%, 2/25/34Δ,S	267,423	255,415

ANNUAL REPORT / April 30, 2014

29	PORTFOLIOS OF INVESTMENTS
Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	$771,307	$789,612

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.75%, 11/25/35Δ	751,158	675,742

WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	993,042	1,027,511

TOTAL WHOLE LOAN		$2,748,280

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $7,095,586)		$6,862,232

COMMERCIAL PAPER – 5.0%¿

COMMERCIAL PAPER – 5.0%

Johnson Controls, Inc., 0.18%, 5/01/14	3,000,000	2,999,985

Kroger Co., 0.18%, 5/01/14	2,500,000	2,499,988

Ryder System, Inc., 0.21%, 5/06/14	2,000,000	1,999,930

Sysco Corp., 0.10%, 5/01/14•,Ω	3,000,000	2,999,992

Weatherford International Ltd., Company Guaranteed, 0.65%, 5/01/14•,Ω	2,000,000	1,999,964

TOTAL COMMERCIAL PAPER		$12,499,859

TOTAL COMMERCIAL PAPER (COST $12,499,942)		$12,499,859

CORPORATE BONDS – 50.0%

AEROSPACE & DEFENSE – 1.2%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	1,735,000	1,852,575

L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,076,589

TOTAL AEROSPACE & DEFENSE		$2,929,164

AUTOMOTIVE – 3.2%

Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21•,Ω	250,000	266,077

Ford Motor Credit Co., LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	264,934

Ford Motor Credit Co., LLC, Sr. Unsecured, 3.00%, 6/12/17	1,200,000	1,253,300

Ford Motor Credit Co., LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	289,054

Ford Motor Credit Co., LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	575,302

Ford Motor Credit Co., LLC, Sr. Unsecured, 4.25%, 9/20/22	450,000	472,695

General Motors Co., Sr. Unsecured, 6.25%, 10/02/43—,Ω	2,000,000	2,197,500

General Motors Financial Co., Inc., Company Guaranteed, 2.75%, 5/15/16	600,000	612,000

General Motors Financial Co., Inc., Company Guaranteed, 4.75%, 8/15/17	300,000	321,375

Description	Par Value	Value

Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14S,•,Ω	$500,000	$514,693

Hyundai Capital America, Company Guaranteed, 4.00%, 6/08/17•,Ω	250,000	267,099

Hyundai Capital America, Sr. Unsecured, 1.63%, 10/02/15•,Ω	250,000	252,849

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16•,Ω	575,000	584,021

Hyundai Capital Services, Inc., Sr. Unsecured, 3.50%, 9/13/17•,Ω	250,000	262,676

TOTAL AUTOMOTIVE		$8,133,575

BEVERAGES – 0.1%

Diageo Capital PLC, Company Guaranteed, 3.88%, 4/29/43	390,000	362,397

BUILDING MATERIALS – 0.4%

Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,039,159

CAPITAL MARKETS – 2.4%

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	284,556

Charles Schwab Corp., Sr. Unsecured, 2.20%, 7/25/18	1,370,000	1,391,344

Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	276,831

Goldman Sachs Group, Inc., Sr. Unsecured, 1.44%, 4/30/18Δ,S	1,850,000	1,877,765

Morgan Stanley, Sr. Unsecured, 1.51%, 2/25/16Δ,S	1,050,000	1,065,306

Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,062,725

TOTAL CAPITAL MARKETS		$5,958,527

COAL – 0.5%

CONSOL Energy, Inc., Company Guaranteed, 8.00%, 4/01/17S	1,125,000	1,170,000

COMMERCIAL BANKS – 4.0%

BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	700,000	729,975

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	750,000	752,802

Comerica, Inc., Sr. Unsecured, 3.00%, 9/16/15	1,300,000	1,342,582

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,266,446

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	530,000	545,933

Fifth Third Bank/Cincinnati OH, Sr. Unsecured, 1.35%, 6/01/17	1,000,000	1,001,090

KeyBank NA/Cleveland OH, Sr. Unsecured, BKNT, 1.10%, 11/25/16	1,000,000	1,003,778

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Morgan Stanley, Sr. Unsecured, 1.09%, 1/24/19Δ	$810,000	$813,012

PNC Bank N.A., Subordinated Note, 2.95%, 1/30/23	350,000	339,641

PNC Financial Services Group, Inc., Subordinated, 3.90%, 4/29/24	1,500,000	1,501,449

Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16Δ	500,000	529,990

Wells Fargo & Co., Sr. Unsecured, MTN, 1.25%, 2/13/15	240,000	241,655

TOTAL COMMERCIAL BANKS		$10,068,353

COMMERCIAL FINANCE – 0.1%

General Electric Capital Corp., Subordinated Note, 5.30%, 2/11/21	250,000	283,195

COMPUTERS – 1.2%

Apple, Inc., Sr. Unsecured, 1.05%, 5/05/17	1,580,000	1,583,561

Hewlett-Packard Co., Sr. Unsecured, 2.20%, 12/01/15	500,000	511,949

Hewlett-Packard Co., Sr. Unsecured, 3.00%, 9/15/16	500,000	522,564

Hewlett-Packard Co., Sr. Unsecured, 2.60%, 9/15/17	500,000	517,316

TOTAL COMPUTERS		$3,135,390

CONSUMER FINANCE – 0.3%

American Express Co., Sr. Unsecured, 0.85%, 5/22/18Δ,S	655,000	659,635

DIVERSIFIED FINANCIAL SERVICES – 3.7%

Bank of America Corp., Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,396,630

Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	1,275,000	1,280,645

Bank of America Corp., Sr. Unsecured, MTN, 1.32%, 3/22/18Δ,S	1,500,000	1,520,244

Citigroup, Inc., Sr. Unsecured, 1.25%, 1/15/16	500,000	503,314

Citigroup, Inc., Sr. Unsecured, 1.70%, 7/25/16	1,155,000	1,168,511

Citigroup, Inc., Sr. Unsecured, 4.45%, 1/10/17	250,000	270,239

Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	275,000	317,479

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39—,Ω	1,000,000	1,244,172

JPMorgan Chase & Co., Sr. Unsecured, 2.60%, 1/15/16	500,000	514,558

JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	150,000	171,925

JPMorgan Chase & Co., Sr. Unsecured, 4.63%, 5/10/21	100,000	109,658

JPMorgan Chase Capital XXIII, Limited Guarantee, 1.26%, 5/15/47Δ,S	1,000,000	785,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,282,375

Description	Par Value	Value

ELECTRIC – 3.9%

Appalachian Power Co., Sr. Unsecured, 5.00%, 6/01/17	$1,500,000	$1,636,772

CMS Energy Corp., Sr. Unsecured, 4.25%, 9/30/15	2,000,000	2,090,981

CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17S	300,000	347,701

Dominion Resources, Inc., Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	553,688

Dominion Resources, Inc./VA, Sr. Unsecured, 1.25%, 3/15/17	960,000	961,923

DTE Energy Co., Sr. Unsecured, 3.85%, 12/01/23	305,000	313,659

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,423,380

Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	650,000	739,924

FirstEnergy Corp., Series A, Sr. Unsecured, 2.75%, 3/15/18	1,285,000	1,295,326

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	513,966

TOTAL ELECTRIC		$9,877,320

ENVIRONMENTAL CONTROL – 0.6%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	1,465,000	1,522,810

FOOD PRODUCTS – 0.5%

McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	575,204

McCormick & Co., Inc., Sr. Unsecured, 3.90%, 7/15/21	500,000	531,969

WM Wrigley Jr. Co., Sr. Unsecured, 1.40%, 10/21/16—,Ω	125,000	126,032

TOTAL FOOD PRODUCTS		$1,233,205

FOOD RETAILING – 0.3%

Kroger Co., Company Guaranteed, 8.00%, 9/15/29	500,000	657,659

FOREST PRODUCTS & PAPER – 0.8%

International Paper Co., Sr. Unsecured, 5.30%, 4/01/15	2,000,000	2,086,071

HEALTH CARE PROVIDERS & SERVICES – 0.2%

UnitedHealth Group, Inc., Sr. Unsecured, 6.00%, 6/15/17	250,000	285,534

UnitedHealth Group, Inc., Sr. Unsecured, 3.95%, 10/15/42	290,000	270,102

TOTAL HEALTH CARE PROVIDERS & SERVICES		$555,636

HOME FURNISHINGS – 0.9%

Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	350,000	390,505

ANNUAL REPORT / April 30, 2014

31	PORTFOLIOS OF INVESTMENTS
Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	$1,500,000	$1,619,225

Whirlpool Corp., Sr. Unsecured, MTN, 5.15%, 3/01/43	210,000	220,929

TOTAL HOME FURNISHINGS		$2,230,659

INSURANCE – 3.1%

American International Group, Inc., Sr. Unsecured, 3.80%, 3/22/17	1,000,000	1,071,443

Berkshire Hathaway Finance Corp., Company Guaranteed, 4.30%, 5/15/43	425,000	415,082

CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,160,599

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24#	950,000	971,499

Lincoln National Corp., Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,056,650

MetLife, Inc., Sr. Unsecured, 5.00%, 6/15/15	400,000	420,354

Principal Financial Group, Inc., Company Guaranteed, 3.30%, 9/15/22	250,000	246,341

Prudential Financial, Inc., Sr. Unsecured, MTN, 3.00%, 5/12/16	1,000,000	1,042,956

WR Berkley Corp., Sr. Unsecured, 7.38%, 9/15/19	280,000	338,542

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,056,051

TOTAL INSURANCE		$7,779,517

MEDIA – 2.6%

CBS Corp., Company Guaranteed, 1.95%, 7/01/17	2,000,000	2,037,028

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	500,000	522,981

NBCUniversal Enterprise, Inc., Company Guaranteed, 0.78%, 4/15/16Δ,S,—,Ω	420,000	421,417

TCI Communications, Inc., Sr. Unsecured, 8.75%, 8/01/15	400,000	441,022

Viacom, Inc., Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,150,492

Viacom, Inc., Sr. Unsecured, 3.88%, 12/15/21	850,000	885,070

Viacom, Inc., Sr. Unsecured, 5.25%, 4/01/44	1,000,000	1,045,849

TOTAL MEDIA		$6,503,859

METALS & MINING – 0.6%

Alcoa, Inc., Sr. Unsecured, 5.72%, 2/23/19	550,000	603,516

Barrick Gold Corp., Sr. Unsecured, 5.25%, 4/01/42	1,000,000	946,155

TOTAL METALS & MINING		$1,549,671

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 2.0%

Eaton Corp., Company Guaranteed, 4.00%, 11/02/32	$400,000	$393,126

GE Capital Trust I, Limited Guaranteed, 6.38%, 11/15/67Δ	1,000,000	1,111,250

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	1,235,000	1,249,507

Ingersoll-Rand Co., Series B, Company Guaranteed, MTN, 6.02%, 2/15/28	900,000	1,018,653

John Deere Capital Corp., Sr. Unsecured, MTN, 1.40%, 3/15/17	250,000	252,592

Textron, Inc., Sr. Unsecured, 6.20%, 3/15/15	500,000	523,967

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	480,000	490,957

TOTAL MISCELLANEOUS MANUFACTURING		$5,040,052

OIL & GAS – 5.1%

Anadarko Finance Co.,
Series B, Company Guaranteed, 7.50%, 5/01/31	1,000,000	1,337,329

Anadarko Petroleum Corp., Sr. Unsecured, 5.95%, 9/15/16	225,000	250,869

Canadian Natural Resources Ltd., Sr. Unsecured, 0.61%, 3/30/16Δ	1,000,000	1,001,718

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	925,000	927,788

Husky Energy, Inc., Sr. Unsecured, 4.00%, 4/15/24	480,000	495,567

Murphy Oil Corp., Sr. Unsecured, 5.13%, 12/01/42	1,000,000	970,939

Nabors Industries, Inc., Company Guaranteed, 2.35%, 9/15/16—,Ω	800,000	817,973

Nabors Industries, Inc., Company Guaranteed, 4.63%, 9/15/21	500,000	525,328

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	1,000,000	1,181,234

Pacific Gas & Electric Co., Sr. Unsecured, 3.75%, 2/15/24	615,000	626,180

Petrobras Global Finance BV, Company Guaranteed, 2.00%, 5/20/16	680,000	680,828

Petrobras Global Finance BV, Company Guaranteed, 2.59%, 3/17/17Δ	165,000	167,063

Phillips 66, Company Guaranteed, 2.95%, 5/01/17	1,250,000	1,309,575

Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	557,352

Sunoco, Inc., Company Guaranteed, 9.63%, 4/15/15	550,000	594,094

Transocean, Inc., Company Guaranteed, 4.95%, 11/15/15	450,000	477,666

Transocean, Inc., Company Guaranteed, 5.05%, 12/15/16	1,000,000	1,088,153

TOTAL OIL & GAS		$13,009,656

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

OIL & GAS FIELD SERVICES – 0.4%

Weatherford International Ltd., Company Guaranteed, 6.00%, 3/15/18	$1,000,000	$1,143,929

PHARMACEUTICALS – 1.4%

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	460,000	464,956

McKesson Corp., Sr. Unsecured, 1.29%, 3/10/17	460,000	461,198

Novartis Capital Corp., Company Guaranteed, 4.40%, 5/06/44	2,135,000	2,190,969

Zoetis, Inc., Sr. Unsecured, 4.70%, 2/01/43	400,000	408,002

TOTAL PHARMACEUTICALS		$3,525,125

PIPELINES – 2.3%

Buckeye Partners LP, Sr. Unsecured, 2.65%, 11/15/18	1,145,000	1,143,108

Energy Transfer Partners LP, Sr. Unsecured, 3.60%, 2/01/23#	870,000	847,760

Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68Δ	2,000,000	2,282,500

Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.65%, 6/01/22	1,000,000	1,024,740

Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.85%, 10/15/23	400,000	404,798

TOTAL PIPELINES		$5,702,906

REAL ESTATE INVESTMENT TRUSTS – 4.3%

American Tower Corp., Sr. Unsecured, 3.40%, 2/15/19	1,000,000	1,034,383

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	415,000	442,122

BioMed Realty LP, Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,051,185

Boston Properties LP, Sr. Unsecured, 5.00%, 6/01/15	650,000	680,595

CommonWealth REIT, Sr. Unsecured, 6.65%, 1/15/18	500,000	557,984

Digital Realty Trust LP, Company Guaranteed, 4.50%, 7/15/15	1,000,000	1,033,558

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	450,000	463,566

HCP, Inc., Sr. Unsecured, MTN, 6.30%, 9/15/16	500,000	560,934

Health Care REIT, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	277,350

Mack-Cali Realty LP, Sr. Unsecured, 2.50%, 12/15/17	2,215,000	2,238,805

Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	298,531

Description	Par Value	Value

ProLogis LP, Company Guaranteed, 2.75%, 2/15/19	$450,000	$457,083

ProLogis LP, Company Guaranteed, 3.35%, 2/01/21	1,245,000	1,255,586

Ventas Realty LP, Company Guaranteed, 5.70%, 9/30/43	380,000	440,620

TOTAL REAL ESTATE INVESTMENT TRUSTS		$10,792,302

RETAIL – 0.1%

CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	244,000	276,685

TELECOMMUNICATIONS – 1.8%

Crown Castle Towers LLC, Sr. Secured, 4.17%, 8/15/17—,Ω	2,000,000	2,132,684

Verizon Communications, Inc., Sr. Unsecured, 1.00%, 6/17/19Δ	1,000,000	1,009,900

Verizon Communications, Inc., Sr. Unsecured, 6.40%, 9/15/33	1,260,000	1,524,136

TOTAL TELECOMMUNICATIONS		$4,666,720

TRANSPORTATION – 1.1%

FedEx Corp., Company Guaranteed, 4.90%, 1/15/34	500,000	527,668

Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	291,990

Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	300,000	306,423

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/17	500,000	513,362

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/18	1,155,000	1,180,464

TOTAL TRANSPORTATION		$2,819,907

TRUCKING & LEASING – 0.9%

GATX Corp., Sr. Unsecured, 3.50%, 7/15/16	1,500,000	1,579,524

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	640,000	680,995

TOTAL TRUCKING & LEASING		$2,260,519

TOTAL CORPORATE BONDS (COST $121,388,983)		$126,255,978

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.7%

AIRLINES – 0.7%

American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 1/31/21	406,070	442,363

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	206,519	241,756

Delta Air Lines 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	325,302	384,670

ANNUAL REPORT / April 30, 2014

33	PORTFOLIOS OF INVESTMENTS
Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Delta Air Lines 2009-1,
Series A, Pass-Through Certificates, 7.75%, 12/17/19	$331,557	$390,408

United Air Lines 2009-2A, Pass-Through Certificates, 9.75%, 1/15/17	300,487	345,748

TOTAL AIRLINES		$1,804,945

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,569,935)		$1,804,945

GOVERNMENT AGENCIES – 2.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.4%

1.25%, 10/02/19#	1,300,000	1,257,073

1.75%, 5/30/19#,∑	2,000,000	1,997,676

2.38%, 1/13/22	125,000	123,409

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,378,158

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.9%

4.88%, 12/15/16#	700,000	775,326

6.25%, 5/15/29	750,000	1,000,986

7.25%, 5/15/30#	400,000	587,337

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,363,649

TOTAL GOVERNMENT AGENCIES (COST $5,520,303)		$5,741,807

MORTGAGE-BACKED SECURITIES – 19.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) –13.0%

Pool A13990, 4.50%, 10/01/33	73,582	79,676

Pool A93415, 4.00%, 8/01/40	3,668,460	3,855,599

Pool A93505, 4.50%, 8/01/40	3,233,054	3,477,581

Pool A97047, 4.50%, 2/01/41	2,287,828	2,458,720

Pool B17616, 5.50%, 1/01/20	96,320	98,617

Pool C00478, 8.50%, 9/01/26	24,604	28,252

Pool C01272, 6.00%, 12/01/31	61,729	69,346

Pool C03750, 3.50%, 2/01/42	614,970	624,746

Pool C04305, 3.00%, 11/01/42	4,185,134	4,078,040

Pool C09020, 3.50%, 11/01/42	4,597,838	4,669,590

Pool E09010, 2.50%, 9/01/27	1,853,057	1,869,201

Pool G01625, 5.00%, 11/01/33	87,282	96,016

Pool G02296, 5.00%, 6/01/36	514,763	566,113

Pool G02390, 6.00%, 9/01/36	18,500	20,760

Pool G03703, 5.50%, 12/01/37	58,968	65,201

Pool G04776, 5.50%, 7/01/38	217,073	239,478

Pool G05500, 5.00%, 5/01/39	1,706,877	1,877,145

Pool G06222, 4.00%, 1/01/41	3,510,652	3,679,867

Pool G07624, 4.00%, 12/01/43	2,008,939	2,107,735

Pool G08097, 6.50%, 11/01/35	33,708	38,233

Pool G08534, 3.00%, 6/01/43	870,270	848,001

Description	Par Value	Value

Pool G12709, 5.00%, 7/01/22	$125,757	$134,278

Pool G18497, 3.00%, 1/01/29	235,507	243,000

Pool Q08305, 3.50%, 5/01/42	1,674,307	1,702,790

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$32,927,985

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 6.3%

Pool 254007, 6.50%, 10/01/31	32,350	36,740

Pool 254759, 4.50%, 6/01/18	120,767	128,348

Pool 254833, 4.50%, 8/01/18	21,166	22,495

Pool 256515, 6.50%, 12/01/36	47,404	53,733

Pool 256639, 5.00%, 2/01/27	31,953	35,222

Pool 256752, 6.00%, 6/01/27	55,723	62,545

Pool 329794, 7.00%, 2/01/26	42,466	48,623

Pool 398162, 6.50%, 1/01/28	14,618	15,195

Pool 402255, 6.50%, 12/01/27	4,171	4,385

Pool 535939, 6.00%, 5/01/16	26,998	28,198

Pool 629603, 5.50%, 2/01/17	13,491	14,257

Pool 638023, 6.50%, 4/01/32	62,871	69,345

Pool 642345, 6.50%, 5/01/32	83,427	95,036

Pool 651292, 6.50%, 7/01/32	192,734	212,730

Pool 686398, 6.00%, 3/01/33	229,693	256,454

Pool 695818, 5.00%, 4/01/18	129,842	138,075

Pool 745412, 5.50%, 12/01/35	60,881	67,531

Pool 838891, 6.00%, 7/01/35	34,109	35,535

Pool 888789, 5.00%, 7/01/36	642,172	706,059

Pool 975207, 5.00%, 3/01/23	126,819	135,137

Pool AB1796, 3.50%, 11/01/40	1,639,040	1,671,218

Pool AB8997, 2.50%, 4/01/28	383,490	386,472

Pool AE2520, 3.00%, 1/01/26	1,112,113	1,152,901

Pool AH5583, 4.50%, 2/01/41	1,130,989	1,216,882

Pool TBA, 5.00%, 6/01/37	8,600,000	9,410,292

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$16,003,408

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 2077, 7.00%, 9/20/25	14,959	16,945

Pool 354677, 7.50%, 10/15/23	34,929	39,706

Pool 354713, 7.50%, 12/15/23	23,010	26,157

Pool 354765, 7.00%, 2/15/24	50,647	57,697

Pool 354827, 7.00%, 5/15/24	43,620	49,551

Pool 360869, 7.50%, 5/15/24	27,977	28,905

Pool 361843, 7.50%, 10/15/24	16,547	16,994

Pool 373335, 7.50%, 5/15/22	11,061	11,385

Pool 385623, 7.00%, 5/15/24	51,414	58,570

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool 503405, 6.50%, 4/15/29	$56,529	$64,069

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$369,979

TOTAL MORTGAGE-BACKED SECURITIES (COST $49,130,316)		$49,301,372

U.S. TREASURY – 21.5%

U.S. TREASURY BONDS – 4.2%

2.75%, 8/15/42	2,815,000	2,454,026

3.00%, 5/15/42	500,000	459,950

3.63%, 2/15/44	1,800,000	1,853,581

3.63%, 8/15/43	881,000	907,911

3.75%, 11/15/43#	365,000	384,649

5.25%, 2/15/29	500,000	631,421

5.38%, 2/15/31	600,000	775,052

6.25%, 5/15/30	500,000	699,941

6.38%, 8/15/27	450,000	622,276

7.50%, 11/15/16	300,000	351,641

8.88%, 2/15/19#	1,130,000	1,512,943

TOTAL U.S. TREASURY BONDS		$10,653,391

U.S. TREASURY NOTES – 17.3%

0.25%, 5/15/16	195,000	194,284

0.63%, 8/31/17	1,810,000	1,785,050

0.63%, 9/30/17	750,000	738,374

0.75%, 12/31/17	500,000	492,020

1.00%, 5/31/18	3,100,000	3,054,773

1.25%, 10/31/18	2,085,000	2,059,487

1.25%, 1/31/19	250,000	245,809

1.38%, 9/30/18	1,240,000	1,233,350

1.38%, 2/28/19	2,500,000	2,469,428

1.50%, 12/31/18	2,486,000	2,475,401

1.50%, 1/31/19	9,400,000	9,349,661

1.63%, 3/31/19	820,000	818,559

1.63%, 8/15/22	6,000,000	5,618,578

1.63%, 11/15/22	1,928,000	1,796,407

1.75%, 5/15/22	380,000	361,067

2.00%, 11/15/21	1,000,000	976,107

2.13%, 8/15/21	3,750,000	3,706,091

2.25%, 7/31/18	500,000	516,927

2.50%, 8/15/23#	3,200,000	3,174,154

2.63%, 11/15/20	500,000	515,546

3.13%, 5/15/19	750,000	802,008

3.63%, 2/15/20	750,000	821,241

4.00%, 8/15/18	500,000	553,961

TOTAL U.S. TREASURY NOTES		$43,758,283

TOTAL U.S. TREASURY (COST $54,108,462)		$54,411,674

Description	Number of Shares	Value

MONEY MARKET FUND – 1.4%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	3,426,289	$3,426,289

TOTAL MONEY MARKET FUND (COST $3,426,289)		$3,426,289

TOTAL INVESTMENTS IN SECURITIES –103.7% (COST $256,092,655)		$261,791,863

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.2%

REPURCHASE AGREEMENTS – 4.2%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $2,515,402, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $2,565,706.	$2,515,398	$2,515,398

Daiwa Capital Markets America, 0.07%, dated 04/30/14, due 05/01/14, repurchase price $2,515,403, collateralized by U.S. Government & Treasury Securities 1.32% to 6.50%, maturing 06/01/17 to 03/01/48; total market value of $2,565,706.	2,515,398	2,515,398

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $2,515,401, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $2,565,734.	2,515,398	2,515,398

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $529,546, collateralized by U.S. Treasury Securities 0.13% to 6.13%, maturing 07/15/14 to 02/15/44; total market value of $540,136.	529,545	529,545

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $2,515,402, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $2,565,714.	2,515,398	2,515,398

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $10,591,137)		$10,591,137

TOTAL INVESTMENTS – 107.9% (COST $266,683,792)		$272,383,000

COLLATERAL FOR SECURITIES ON LOAN – (4.2%)		(10,591,137)

OTHER LIABILITIES LESS ASSETS – (3.7%)		(9,283,728)

TOTAL NET ASSETS – 100.0%		$252,508,135

ANNUAL REPORT / April 30, 2014

35	PORTFOLIOS OF INVESTMENTS
Wilmington Broad Market Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $266,683,792. The net unrealized appreciation/(depreciation) of investments was $5,699,208. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,767,652 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,068,444.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$—	$1,487,707	$—	$1,487,707

Collateralized Mortgage Obligations	—	6,862,232	—	6,862,232

Commercial Paper	—	12,499,859	—	12,499,859

Corporate Bonds	—	126,255,978	—	126,255,978

Enhanced Equipment Trust Certificates	—	1,804,945	—	1,804,945

Government Agencies	—	5,741,807	—	5,741,807

Mortgage-Backed Securities	—	49,301,372	—	49,301,372

U.S. Treasury	—	54,411,674	—	54,411,674

Money Market Fund	3,426,289	—	—	3,426,289

Repurchase Agreements	—	10,591,137	—	10,591,137

Total	$3,426,289	$268,956,711	$—	$272,383,000

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

36

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Corporate Bonds	51.5%

U.S. Treasury	26.0%

Government Agencies	17.5%

Mortgage-Backed Securities	2.4%

Collateralized Mortgage Obligations	0.6%

Asset-Backed Security	0.2%

Cash Equivalents[1]	9.0%

Other Assets and Liabilities – Net[2]	(7.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA	0.2%

AA	22.6%

A	11.7%

BBB	33.1%

BB	1.5%

D	0.5%

Not Rated	9.2%

U.S. Government Agency Securities	2.4%

U.S. Treasury	26.0%

Other Assets and Liabilities – Net[2]	(7.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.2%

WHOLE LOAN – 0.2%

SLM Private Education Loan Trust,
Series 2011-A, Class A1,
1.18%, 10/15/24Δ,—,Ω	$347,188	$350,141

TOTAL ASSET-BACKED SECURITY
(COST $347,188)		$350,141

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.1%

Series 2005-29, Class WC, 4.75%, 4/25/35	129,102	140,763

WHOLE LOAN – 0.5%

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
2.75%, 11/25/35Δ	751,158	675,742

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $870,837)		$816,505

CORPORATE BONDS – 51.5%

AEROSPACE & DEFENSE – 1.4%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	250,000	266,942

Description	Par Value	Value

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	$1,250,000	$1,345,736

Northrop Grumman Corp.,
Sr. Unsecured, 1.75%, 6/01/18	425,000	421,045

TOTAL AEROSPACE & DEFENSE		$2,033,723

AUTOMOTIVE – 0.9%

Ford Motor Credit Co. LLC,
Sr. Unsecured, 6.63%, 8/15/17	250,000	289,054

General Motors Financial Co., Inc.,
Sr. Unsecured, 3.50%, 10/02/18—,Ω	220,000	225,225

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 2.05%, 1/12/17	700,000	719,832

TOTAL AUTOMOTIVE		$1,234,111

BANKS – 4.2%

Bank of America Corp.,
Sr. Unsecured, 1.28%, 1/15/19	500,000	507,436

Bank of America Corp.,
Sr. Unsecured, MTN, 4.13%, 1/22/24	465,000	473,440

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	850,000	853,176

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	750,000	772,546

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 1.35%, 2/15/17	750,000	751,251

ANNUAL REPORT / April 30, 2014

37	PORTFOLIOS OF INVESTMENTS
Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Morgan Stanley,
Sr. Unsecured, 1.09%, 1/24/19	$550,000	$552,045

Morgan Stanley, Sr. Unsecured, 2.50%, 1/24/19#	325,000	325,429

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	900,000	902,109

US Bank NA/Cincinnati OH, Sr. Unsecured, BKNT, 1.10%, 1/30/17	750,000	753,364

TOTAL BANKS		$5,890,796

BIOTECHNOLOGY – 0.2%

Celgene Corp., Sr. Unsecured, 4.00%, 8/15/23	250,000	257,456

CAPITAL MARKETS – 1.6%

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	650,000	739,846

Goldman Sachs Group, Inc., Sr. Unsecured, 6.25%, 9/01/17	655,000	749,172

Goldman Sachs Group, Inc., Sr. Unsecured, FRN, 1.44%, 4/30/18Δ	750,000	761,256

TOTAL CAPITAL MARKETS		$2,250,274

CHEMICALS – 0.7%

Ecolab, Inc., Sr. Unsecured, 3.00%, 12/08/16	450,000	473,448

Ecolab, Inc., Sr. Unsecured, 4.35%, 12/08/21	500,000	545,578

TOTAL CHEMICALS		$1,019,026

COAL – 0.7%

Consol Energy, Inc., Company Guaranteed, 8.00%, 4/01/17	1,000,000	1,040,000

COMMERCIAL BANKS – 5.4%

Bank of Nova Scotia, Sr. Unsecured, 1.38%, 12/18/17	1,000,000	996,010

BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	1,000,000	1,042,821

BB&T Corp., Sr. Unsecured, MTN, FRN, 1.11%, 6/15/18Δ	500,000	508,419

Fifth Third Bancorp, Sr. Unsecured, 3.63%, 1/25/16	850,000	891,208

SunTrust Banks, Inc., Sr. Unsecured, 3.60%, 4/15/16	1,000,000	1,049,643

Wachovia Corp., Subordinated, FRN, 0.61%, 10/15/16Δ	750,000	748,697

Wells Fargo & Co., Sr. Unsecured, MTN, 3.50%, 3/08/22	750,000	771,346

Westpac Banking Corp., Sr. Unsecured, 2.00%, 8/14/17	825,000	841,356

Westpac Banking Corp., Sr. Unsecured, 4.88%, 11/19/19	750,000	841,227

TOTAL COMMERCIAL BANKS		$7,690,727

COMMERCIAL FINANCE – 0.5%

General Electric Capital Corp., Sr. Unsecured, MTN, 2.30%, 4/27/17	750,000	774,705

Description	Par Value	Value

COMPUTERS – 1.6%

Apple, Inc.,
Sr. Unsecured, 1.05%, 5/05/17	$825,000	$826,860

Apple, Inc., FRN, Sr. Unsecured, 0.52%, 5/06/19Δ	940,000	940,695

Hewlett-Packard Co., Sr. Unsecured, 2.20%, 12/01/15	500,000	511,949

TOTAL COMPUTERS		$2,279,504

CONSUMER FINANCE – 1.4%

American Express Co., Sr. Unsecured, 6.15%, 8/28/17	750,000	863,595

American Express Co., Sr. Unsecured, FRN, 0.83%, 5/22/18Δ	1,080,000	1,087,643

TOTAL CONSUMER FINANCE		$1,951,238

DIVERSIFIED FINANCIAL SERVICES – 3.3%

Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	250,000	251,107

BlackRock, Inc., Sr. Unsecured, 3.50%, 3/18/24	750,000	748,232

Citigroup, Inc., Sr. Unsecured, 1.70%, 7/25/16	250,000	252,924

Citigroup, Inc., Sr. Unsecured, 5.85%, 8/02/16	650,000	717,022

Ford Motor Credit Co. LLC, Sr. Unsecured, FRN, 1.06%, 3/12/19Δ	1,000,000	1,005,038

General Motors Financial Co., Inc., Company Guaranteed, 2.75%, 5/15/16	300,000	306,000

General Motors Financial Co., Inc., Company Guaranteed, 4.75%, 8/15/17	250,000	267,812

JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	250,000	286,542

JPMorgan Chase & Co., Subordinated Notes, 3.38%, 5/01/23	855,000	818,844

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,653,521

ELECTRIC – 1.8%

CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17	625,000	724,377

Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	200,000	227,669

Exelon Generation Co. LLC, Sr. Unsecured, 4.25%, 6/15/22	750,000	771,857

Pacific Gas & Electric Co., Sr. Unsecured, 3.75%, 2/15/24	845,000	860,361

TOTAL ELECTRIC		$2,584,264

ELECTRONICS – 0.7%

Thermo Fisher Scientific, Inc., Sr. Unsecured, 2.25%, 8/15/16	1,000,000	1,029,921

FOOD PRODUCTS – 1.2%

Kroger Co., Sr. Unsecured, 1.20%, 10/17/16	500,000	501,455

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Mondelez International, Inc., Sr. Unsecured, 4.13%, 2/09/16	$500,000	$529,198

Mondelez International, Inc., Sr. Unsecured, 4.00%, 2/01/24	450,000	459,518

WM Wrigley Jr. Co., Sr. Unsecured, 1.40%, 10/21/16—,Ω	250,000	252,063

TOTAL FOOD PRODUCTS		$1,742,234

HOME FURNISHINGS – 1.1%

Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	1,000,000	1,115,730

Whirlpool Corp., Sr. Unsecured, 2.40%, 3/01/19	220,000	220,106

Whirlpool Corp., Sr. Unsecured, MTN, 3.70%, 3/01/23	275,000	275,645

TOTAL HOME FURNISHINGS		$1,611,481

INSURANCE – 3.3%

American International Group, Inc., Sr. Unsecured, MTN, 5.85%, 1/16/18	685,000	784,185

Hartford Financial Services Group, Inc., Sr. Unsecured, 4.00%, 10/15/17	750,000	809,271

Hartford Financial Services Group, Inc., Sr. Unsecured, 5.13%, 4/15/22	360,000	405,496

MetLife, Inc., Sr. Unsecured, 3.60%, 4/10/24	1,015,000	1,021,895

Prudential Financial, Inc., Sr. Unsecured, MTN, 6.00%, 12/01/17	650,000	748,635

WR Berkley Corp., Sr. Unsecured, 7.38%, 9/15/19	710,000	858,446

TOTAL INSURANCE		$4,627,928

MEDIA – 2.9%

Comcast Corp., Company Guaranteed, 5.90%, 3/15/16	500,000	548,287

DIRECTV Holdings LLC /DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	250,000	261,490

Time Warner Cable, Inc., Company Guaranteed, 5.85%, 5/01/17	750,000	849,283

Time Warner, Inc., Company Guaranteed, 5.88%, 11/15/16	890,000	996,383

Viacom, Inc., Sr. Unsecured, 3.50%, 4/01/17	750,000	799,140

Viacom, Inc., Sr. Unsecured, 3.25%, 3/15/23	650,000	636,326

TOTAL MEDIA		$4,090,909

METALS & MINING – 0.9%

Alcoa, Inc., Sr. Unsecured, 5.72%, 2/23/19	1,100,000	1,207,032

MISCELLANEOUS MANUFACTURING – 2.4%

General Electric Co., Sr. Unsecured, 5.25%, 12/06/17	660,000	747,237

Description	Par Value	Value

Ingersoll-Rand Co., Series B, Company Guaranteed, MTN, 6.02%, 2/15/28	$2,015,000	$2,280,651

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	425,000	434,701

TOTAL MISCELLANEOUS MANUFACTURING		$3,462,589

OIL & GAS – 4.6%

Anadarko Petroleum Corp., Sr. Unsecured, 6.38%, 9/15/17	695,000	804,185

BP Capital Markets PLC, Company Guaranteed, 1.85%, 5/05/17#	525,000	535,455

BP Capital Markets PLC, Company Guaranteed, 3.25%, 5/06/22	250,000	250,645

Hess Corp., Sr. Unsecured, 8.13%, 2/15/19	700,000	883,857

Husky Energy, Inc., Sr. Unsecured, 4.00%, 4/15/24	545,000	562,675

Marathon Oil Corp., Sr. Unsecured, 6.00%, 10/01/17	1,000,000	1,147,098

Murphy Oil Corp., Sr. Unsecured, 2.50%, 12/01/17	750,000	766,549

Petrobras Global Finance BV, Company Guaranteed, 2.00%, 5/20/16	230,000	230,280

Phillips 66, Company Guaranteed, 2.95%, 5/01/17	500,000	523,830

Sempra Energy, Sr. Unsecured, 2.30%, 4/01/17	800,000	821,844

TOTAL OIL & GAS		$6,526,418

PHARMACEUTICALS – 1.9%

AbbVie, Inc., Company Guaranteed, 1.75%, 11/06/17	500,000	504,105

AstraZeneca PLC, Sr. Unsecured, 5.90%, 9/15/17	500,000	573,993

Bristol-Myers Squibb Co, Sr. Unsecured, 2.00%, 8/01/22	250,000	229,823

Express Scripts Holding Co., Company Guaranteed, 3.50%, 11/15/16	500,000	530,100

McKesson Corp., Sr. Unsecured, 3.80%, 3/15/24	325,000	327,060

Zoetis, Inc., Sr. Unsecured, 3.25%, 2/01/23	500,000	489,234

TOTAL PHARMACEUTICALS		$2,654,315

PIPELINES – 1.1%

Buckeye Partners LP, Sr. Unsecured, 2.65%, 11/15/18	450,000	449,256

Energy Transfer Partners LP, Sr. Unsecured, 5.95%, 2/01/15	300,000	311,471

Energy Transfer Partners LP,

Sr. Unsecured, 6.70%, 7/01/18	300,000	349,698

Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.85%, 10/15/23	500,000	505,998

TOTAL PIPELINES		$1,616,423

ANNUAL REPORT / April 30, 2014

39	PORTFOLIOS OF INVESTMENTS
Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS – 3.2%

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	$505,000	$538,004

Digital Realty Trust LP, Company Guaranteed, 4.50%, 7/15/15#	550,000	568,457

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	540,000	556,279

Mack-Cali Realty LP, Sr. Unsecured, 2.50%, 12/15/17	250,000	252,687

ProLogis LP, Company Guaranteed, 3.35%, 2/01/21	500,000	504,251

Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 3.13%, 11/30/15	965,000	1,002,087

Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 2.70%, 4/01/20	550,000	545,274

Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	500,000	511,634

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,478,673

RETAIL – 0.4%

Walgreen Co., Sr. Unsecured, 1.80%, 9/15/17	500,000	505,249

TELECOMMUNICATIONS – 1.2%

Cisco Systems, Inc., Sr. Unsecured, 1.10%, 3/03/17	250,000	250,879

Verizon Communications, Inc., Sr. Unsecured, 2.50%, 9/15/16	250,000	258,791

Verizon Communications, Inc., Sr. Unsecured, 4.50%, 9/15/20	600,000	653,238

Verizon Communications, Inc., FRN, Sr. Unsecured, 1.00%, 6/17/19Δ	525,000	530,198

TOTAL TELECOMMUNICATIONS		$1,693,106

TRANSPORTATION – 1.6%

CSX Corp., Sr. Unsecured, 4.25%, 6/01/21	500,000	539,282

FedEx Corp., Company Guaranteed, 4.00%, 1/15/24	500,000	516,299

Ryder System, Inc., Sr. Unsecured, MTN, 7.20%, 9/01/15	590,000	639,151

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/18	500,000	511,024

TOTAL TRANSPORTATION		$2,205,756

TRUCKING & LEASING – 1.3%

GATX Corp., Sr. Unsecured, 3.50%, 7/15/16	615,000	647,605

GATX Corp., Sr. Unsecured, 1.25%, 3/04/17	640,000	637,898

GATX Corp., Sr. Unsecured, 2.38%, 7/30/18	625,000	629,419

TOTAL TRUCKING & LEASING		$1,914,922

TOTAL CORPORATE BONDS (COST $71,280,437)		$73,026,301

Description	Par Value	Value

GOVERNMENT AGENCIES – 17.5%

FEDERAL HOME LOAN BANK (FHLB) – 2.7%

Series 1, 4.88%, 5/17/17#	$1,615,000	$1,806,267

Series 917, 1.00%, 6/21/17	2,000,000	2,001,166

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$3,807,433

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 6.1%

1.25%, 5/12/17#	3,000,000	3,027,628

1.75%, 5/30/19#	2,400,000	2,397,211

2.38%, 1/13/22#	795,000	784,883

2.50%, 5/27/16	2,200,000	2,290,561

4.38%, 7/17/15	100,000	105,070

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$8,605,353

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 8.7%

1.25%, 9/28/16#	2,000,000	2,032,329

1.38%, 11/15/16	2,500,000	2,543,426

5.00%, 5/11/17	3,000,000	3,362,342

0.88%, 5/21/18	2,750,000	2,688,343

1.00%, 9/20/17	1,750,000	1,736,073

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$12,362,513

TOTAL GOVERNMENT AGENCIES (COST $24,459,086)		$24,775,299

MORTGAGE-BACKED SECURITIES – 2.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.6%

Pool A18401, 6.00%, 2/01/34	80,255	90,108

Pool B19228, 4.50%, 4/01/20	47,118	50,238

Pool C90293, 7.50%, 9/01/19	141,171	159,829

Pool C90504, 6.50%, 12/01/21	45,891	51,780

Pool E83022, 6.00%, 4/01/16	11,795	12,166

Pool E92817, 5.00%, 12/01/17	123,257	131,068

Pool G01625, 5.00%, 11/01/33	87,282	96,016

Pool G02390, 6.00%, 9/01/36	32,375	36,329

Pool G08097, 6.50%, 11/01/35	54,548	61,871

Pool G08193, 6.00%, 4/01/37	92,733	104,001

Pool G11311, 5.00%, 10/01/17	68,539	72,883

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$866,289

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.5%

Pool 254240, 7.00%, 3/01/32	88,347	101,075

Pool 254833, 4.50%, 8/01/18	28,222	29,993

Pool 256639, 5.00%, 2/01/27	63,906	70,444

Pool 256752, 6.00%, 6/01/27	69,653	78,182

Pool 257007, 6.00%, 12/01/27	121,157	135,935

Pool 526062, 7.50%, 12/01/29	14,415	15,137

Pool 612514, 2.47%, 5/01/33Δ	67,187	70,951

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	40

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Pool 619054, 5.50%, 2/01/17	$48,899	$51,675

Pool 629603, 5.50%, 2/01/17	22,485	23,761

Pool 688996, 8.00%, 11/01/24	11,878	12,422

Pool 745412, 5.50%, 12/01/35	61,368	68,071

Pool 839291, 5.00%, 9/01/20	7,733	8,240

Pool AE2520, 3.00%, 1/01/26	1,410,714	1,462,453

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,128,339

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 2616, 7.00%, 7/20/28	71,507	81,613

Pool 2701, 6.50%, 1/20/29	131,733	146,722

Pool 426727, 7.00%, 2/15/29	15,856	17,224

Pool 780825, 6.50%, 7/15/28	123,254	139,618

Pool 781231, 7.00%, 12/15/30	62,850	72,262

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$457,439

TOTAL MORTGAGE-BACKED SECURITIES (COST $3,220,193)		$3,452,067

U.S. TREASURY – 26.0%

U.S. TREASURY NOTES – 26.0%

0.25%, 12/15/15	775,000	774,821

0.50%, 6/15/16#	1,000,000	1,000,704

0.63%, 12/15/16	500,000	498,955

0.88%, 1/31/18	750,000	740,258

0.88%, 1/31/17	4,000,000	4,011,658

1.00%, 8/31/16	1,750,000	1,767,379

1.00%, 5/31/18	1,000,000	985,411

1.00%, 9/30/19	1,000,000	957,000

1.25%, 11/30/18	1,540,000	1,518,512

1.25%, 1/31/19	1,450,000	1,425,695

1.25%, 2/29/20	1,500,000	1,442,076

1.38%, 6/30/18	2,500,000	2,497,127

1.38%, 5/31/20	1,250,000	1,204,471

1.50%, 8/31/18	1,750,000	1,751,824

1.63%, 8/15/22	500,000	468,215

1.75%, 5/15/23	500,000	466,346

2.00%, 4/30/16	600,000	618,889

2.00%, 7/31/20	1,000,000	997,490

2.00%, 11/15/21	500,000	488,054

2.00%, 2/15/22	1,000,000	972,987

2.13%, 8/15/21	750,000	741,218

2.63%, 4/30/16	485,000	506,407

2.63%, 8/15/20	750,000	775,073

2.63%, 11/15/20	500,000	515,546

2.75%, 2/15/19	1,500,000	1,579,396

2.75%, 11/15/23	750,000	758,127

3.63%, 2/15/20	500,000	547,494

Description	Par Value	Value

4.00%, 8/15/18	$1,000,000	$1,107,923

4.13%, 5/15/15	125,000	130,202

4.25%, 11/15/17	1,500,000	1,662,394

4.50%, 2/15/16	500,000	537,469

4.75%, 8/15/17	3,000,000	3,363,202

TOTAL U.S. TREASURY NOTES		$36,812,323

TOTAL U.S. TREASURY (COST $36,551,908)		$36,812,323

	Number of Shares

MONEY MARKET FUND – 1.6%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	2,310,279	$2,310,279

TOTAL MONEY MARKET FUND (COST $2,310,279)		$2,310,279

TOTAL INVESTMENTS IN SECURITIES – 99.8% (COST $139,039,928)		$141,542,915

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.4%

REPURCHASE AGREEMENTS – 7.4%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $2,503,930, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $2,554,005.	$2,503,926	$2,503,926

Daiwa Capital Markets America, 0.07%, dated 04/30/14, due 05/01/14, repurchase price $2,503,931, collateralized by U.S. Government & Treasury Securities 1.32% to 6.50%, maturing 06/01/17 to 03/01/48; total market value of $2,554,004.	2,503,926	2,503,926

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $2,503,929, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $2,554,032.	2,503,926	2,503,926

ANNUAL REPORT / April 30, 2014

41	PORTFOLIOS OF INVESTMENTS
Wilmington Intermediate-Term Bond Fund (concluded)

Description	Par Value	Value

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $527,130, collateralized by U.S. Treasury Securities 0.13% to 6.13%, maturing 07/15/14 to 02/15/44; total market value of $537,672.	$527,129	$527,129

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $2,503,930, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $2,554,013.	2,503,926	2,503,926

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $10,542,833)		$10,542,833

Description	Value

TOTAL INVESTMENTS – 107.2% (COST $149,582,761)	$152,085,748

COLLATERAL FOR SECURITIES ON LOAN – (7.4%)	(10,542,833)

OTHER ASSETS LESS LIABILITIES – 0.2%	251,540

TOTAL NET ASSETS – 100.0%	$141,794,455

Cost of investments for Federal income tax purposes is $149,587,533 The net unrealized appreciation/(depreciation) of investments was $2,498,215. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,987,666 and net unrealized depreciation from investments for those securities having an excess of cost over value of $489,451.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$350,141	$—	$350,141

Collateralized Mortgage Obligations	—	816,505	—	816,505

Corporate Bonds	—	73,026,301	—	73,026,301

Government Agencies	—	24,775,299	—	24,775,299

Mortgage-Backed Securities	—	3,452,067	—	3,452,067

U.S. Treasury	—	36,812,323	—	36,812,323

Money Market Fund	2,310,279	—	—	2,310,279

Repurchase Agreements	—	10,542,833	—	10,542,833

Total	$2,310,279	$149,775,469	$—	$152,085,748

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

42

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Corporate Bond Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Commercial Banks	12.4%

Oil & Gas	10.2%

Diversified Financial Services	8.3%

Real Estate Investment Trusts	8.1%

Pipelines	6.6%

Electric	5.5%

Pharmaceuticals	5.0%

Insurance	4.8%

Health Care Providers & Services	3.5%

Media	3.3%

Telecommunications	3.0%

Capital Markets	2.8%

Computers	2.7%

Miscellaneous Manufacturing	2.5%

Automotive	2.2%

Food Products	2.2%

Beverages	1.7%

Forest Products & Paper	1.5%

Retail	1.4%

Transportation	1.3%

Building Materials	1.2%

Commercial Paper	1.2%

U.S. Treasury Note	1.1%

Trucking & Leasing	0.9%

Aerospace & Defense	0.8%

Commercial Mortgage-Backed Securities (CMBS)	0.7%

Environmental Control	0.7%

Metals & Mining	0.6%

Auto Parts & Equipment	0.6%

Electronics	0.6%

Home Furnishings	0.5%

Whole Loan	0.3%

Chemicals	0.3%

Consumer Finance	0.1%

Federal Home Loan Mortgage Corporation (FHLMC)	0.1%

Federal National Mortgage Association (FNMA)	0.0%[4]

Cash Equivalents[1]	3.3%

Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represents less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA	0.9%

AA	3.5%

A	31.8%

BBB	61.2%

BB	0.1%

Not Rated	3.3%

U.S. Government Agency Securities	0.1%

U.S. Treasuries	1.1%

Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

ANNUAL REPORT / April 30, 2014

43	PORTFOLIOS OF INVESTMENT
Wilmington Short-Term Corporate Bond Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, 2.19%, 9/01/27Δ	$57	$60

TOTAL ADJUSTABLE RATE MORTGAGE (COST $57)		$60

ASSET-BACKED SECURITY – 0.3%

WHOLE LOAN – 0.3%

SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.17%, 10/15/24Δ,—,Ω	462,918	466,854

TOTAL ASSET-BACKED SECURITY (COST $462,918)		$466,854

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.7%

Extended Stay America Trust, Series 2013-ESH5, Class A15, 1.28%, 12/05/31—,Ω	505,000	492,434

JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	587,000	643,100

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$1,135,534

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.1%

Series 2003-2632, Class A, 4.00%, 1/15/18	53,032	53,320

Series 2003-2649, Class KA, 4.50%, 7/15/18	123,029	128,246

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$181,566

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,368,191)		$1,317,100

COMMERCIAL PAPER – 1.2%¿

OIL & GAS – 1.2%

Weatherford International Ltd., Company Guaranteed, 0.65%, 5/01/14—,Ω	2,000,000	1,999,964

TOTAL COMMERCIAL PAPER (COST $2,000,000)		$1,999,964

CORPORATE BONDS – 95.3%

AEROSPACE & DEFENSE – 0.8%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	1,235,000	1,318,692

AUTO PARTS & EQUIPMENT – 0.6%

Johnson Controls, Inc., Sr. Unsecured, 5.50%, 1/15/16	1,000,000	1,079,121

Description	Par Value	Value

AUTOMOTIVE – 2.2%

Ford Motor Credit Co. LLC, Sr. Unsecured, FRN, 1.06%, 3/12/19Δ	$2,500,000	$2,512,594

General Motors Financial Co., Inc., Company Guaranteed, 4.75%, 8/15/17	200,000	214,250

Hyundai Capital America, Sr. Unsecured, 1.63%, 10/02/15—,Ω	250,000	252,849

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16—,Ω	400,000	406,275

Hyundai Motor Manufacturing Czech, Company Guaranteed, 4.50%, 4/15/15—,Ω	250,000	258,650

TOTAL AUTOMOTIVE		$3,644,618

BEVERAGES – 1.7%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 0.62%, 2/01/19Δ	160,000	159,968

Diageo Capital PLC, Company Guaranteed, 0.63%, 4/29/16	475,000	474,841

Diageo Capital PLC, Company Guaranteed, 5.50%, 9/30/16	2,000,000	2,223,788

TOTAL BEVERAGES		$2,858,597

BUILDING MATERIALS – 1.2%

Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,039,159

Trane US, Inc., Company Guaranteed, 5.50%, 4/01/15	1,000,000	1,041,670

TOTAL BUILDING MATERIALS		$2,080,829

CAPITAL MARKETS – 2.8%

Goldman Sachs Group, Inc., Sr. Unsecured, FRN, 1.44%, 4/30/18Δ	3,000,000	3,045,025

Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,500,000	1,594,087

TOTAL CAPITAL MARKETS		$4,639,112

CHEMICALS – 0.3%

Ecolab, Inc., Sr. Unsecured, 1.00%, 8/09/15	500,000	503,016

COMMERCIAL BANKS – 12.4%

American Express Bank FSB, Sr. Unsecured, BKNT, 6.00%, 9/13/17	1,400,000	1,610,677

BB&T Corp., Sr. Unsecured, MTN, 1.60%, 8/15/17	564,000	567,354

BB&T Corp., Sr. Unsecured, MTN, 1.11%, 6/15/18Δ	1,725,000	1,754,045

Comerica Bank, Subordinated, BKNT, 5.75%, 11/21/16	2,000,000	2,224,428

Fifth Third Bancorp, Subordinated, FRN, 0.67%, 12/20/16Δ	3,000,000	2,972,119

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	44

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

KeyBank N.A., Subordinated, BKNT, 5.70%, 11/01/17	$900,000	$1,015,623

KeyBank N.A., Subordinated, MTN, 5.45%, 3/03/16	1,000,000	1,083,722

National City Bank, Subordinated, BKNT, 0.60%, 6/07/17Δ	2,000,000	1,982,866

SunTrust Banks, Inc., Sr. Unsecured, 3.60%, 4/15/16	3,000,000	3,148,929

US Bancorp, Sr. Unsecured, MTN, 0.73%, 11/15/18Δ	430,000	432,626

US Bancorp, Sr. Unsecured, MTN, 0.63%, 4/25/19Δ	2,000,000	2,004,461

Wachovia Corp., Subordinated, 0.61%, 10/15/16Δ	2,088,000	2,084,372

TOTAL COMMERCIAL BANKS		$20,881,222

COMPUTERS – 2.7%

Apple, Inc., FRN, Sr. Unsecured, 0.52%, 5/06/19Δ	2,300,000	2,301,702

Hewlett-Packard Co., Sr. Unsecured, 2.13%, 9/13/15	2,200,000	2,244,037

TOTAL COMPUTERS		$4,545,739

CONSUMER FINANCE – 0.1%

Capital One Financial Corp., Sr. Unsecured, 1.00%, 11/06/15	150,000	150,459

DIVERSIFIED FINANCIAL SERVICES – 8.3%

Bank of America Corp., Sr. Unsecured, MTN, 1.32%, 3/22/18Δ	2,500,000	2,533,741

Bank of America Corp., Sr. Unsecured, MTN, 1.10%, 4/01/19Δ	2,000,000	2,008,226

Capital One Bank USA NA, Sr. Unsecured, BKNT, 1.20%, 2/13/17	1,900,000	1,898,003

General Electric Capital Corp., Sr. Unsecured, FRN, 1.23%, 3/15/23Δ	2,000,000	1,999,322

John Deere Capital Corp., Unsecured, MTN, 1.05%, 12/15/16#	2,500,000	2,514,176

JPMorgan Chase & Co., Sr. Unsecured, FRN, 0.87%, 1/28/19Δ	2,000,000	2,008,437

JPMorgan Chase & Co., Sr. Unsecured, GMTN, 1.10%, 10/15/15	1,000,000	1,005,810

TOTAL DIVERSIFIED FINANCIAL SERVICES		$13,967,715

ELECTRIC – 5.5%

Appalachian Power Co., Sr. Unsecured, 5.00%, 6/01/17	1,000,000	1,091,181

CMS Energy Corp., Sr. Unsecured, 4.25%, 9/30/15	2,000,000	2,090,981

Consolidated Edison Co. of New York, Inc., Series 05-C, Sr. Unsecured, 5.38%, 12/15/15	110,000	118,150

Dominion Resources, Inc., Sr. Unsecured, 2.25%, 9/01/15	2,000,000	2,042,588

Duke Energy Corp., Sr. Unsecured, 0.61%, 4/03/17Δ	1,750,000	1,756,417

Description	Par Value	Value

Entergy Corp., Sr. Unsecured, 4.70%, 1/15/17	$2,000,000	$2,158,501

TOTAL ELECTRIC		$9,257,818

ELECTRONICS – 0.6%

Agilent Technologies, Inc., Sr. Unsecured, 5.50%, 9/14/15	1,000,000	1,061,962

ENVIRONMENTAL CONTROL – 0.7%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	1,100,000	1,143,407

FOOD PRODUCTS – 2.2%

Kroger Co., Sr. Unsecured, 1.20%, 10/17/16	600,000	601,745

McCormick & Co., Inc., Sr. Unsecured, 5.20%, 12/15/15	2,000,000	2,149,315

WM Wrigley Jr Co., Sr. Unsecured, 4.65%, 7/15/15	690,000	722,446

WM Wrigley Jr. Co., Sr. Unsecured, 1.40%, 10/21/16—,Ω	160,000	161,321

TOTAL FOOD PRODUCTS		$3,634,827

FOREST PRODUCTS & PAPER – 1.5%

International Paper Co., Sr. Unsecured, 5.25%, 4/01/16	2,250,000	2,426,052

HEALTH CARE PROVIDERS & SERVICES – 3.5%

UnitedHealth Group, Inc., Sr. Unsecured, 1.40%, 10/15/17	3,000,000	3,009,954

WellPoint, Inc., Sr. Unsecured, 1.25%, 9/10/15	1,000,000	1,009,516

WellPoint, Inc., Sr. Unsecured, 5.25%, 1/15/16	750,000	805,786

WellPoint, Inc., Sr. Unsecured, 2.38%, 2/15/17	1,000,000	1,029,195

TOTAL HEALTH CARE PROVIDERS & SERVICES		$5,854,451

HOME FURNISHINGS – 0.5%

Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	750,000	836,797

INSURANCE – 4.8%

American International Group, Inc., Sr. Unsecured, 3.80%, 3/22/17	1,000,000	1,071,443

Aon Corp., Company Guaranteed, 3.50%, 9/30/15	2,730,000	2,836,898

Hartford Financial Services Group, Inc., Sr. Unsecured, 4.00%, 10/15/17	1,750,000	1,888,298

Principal Financial Group, Inc., Company Guaranteed, 1.85%, 11/15/17	1,074,000	1,080,921

WR Berkley Corp., Sr. Unsecured, 5.60%, 5/15/15	1,150,000	1,203,043

TOTAL INSURANCE		$8,080,603

MEDIA – 3.3%

CBS Corp., Company Guaranteed, 1.95%, 7/01/17	2,000,000	2,037,028

ANNUAL REPORT / April 30, 2014

45	PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

COX Communications, Inc., Sr. Unsecured, 5.45%, 12/15/14	$2,000,000	$2,059,846

Time Warner Cable, Inc., Company Guaranteed, 5.85%, 5/01/17	1,000,000	1,132,378

Viacom, Inc., Sr. Unsecured, 1.25%, 2/27/15	300,000	302,113

TOTAL MEDIA		$5,531,365

METALS & MINING – 0.6%

Caterpillar Financial Services Corp., Sr. Unsecured, 1.75%, 3/24/17	1,000,000	1,018,665

MISCELLANEOUS MANUFACTURING – 2.5%

Eaton Corp., Company Guaranteed, 0.95%, 11/02/15	2,000,000	2,012,782

Textron, Inc., Sr. Unsecured, 6.20%, 3/15/15	2,000,000	2,095,867

TOTAL MISCELLANEOUS MANUFACTURING		$4,108,649

OIL & GAS – 10.2%

BP Capital Markets PLC, Company Guaranteed, 0.78%, 5/10/19Δ	1,000,000	1,003,200

Canadian Natural Resources Ltd., Sr. Unsecured, 0.61%, 3/30/16Δ	1,000,000	1,001,718

Devon Energy Corp., Sr. Unsecured, 1.20%, 12/15/16	1,000,000	1,004,642

Diamond Offshore Drilling, Inc., Sr. Unsecured, 4.88%, 7/01/15	1,000,000	1,050,229

Exxon Mobil Corp., Sr. Unsecured, 0.92%, 3/15/17	575,000	575,323

Husky Energy, Inc., Sr. Unsecured, 6.20%, 9/15/17	1,000,000	1,141,850

Marathon Oil Corp., Sr. Unsecured, 0.90%, 11/01/15	1,810,000	1,816,981

Murphy Oil Corp., Sr. Unsecured, 2.50%, 12/01/17	1,000,000	1,022,065

Nabors Industries, Inc., Company Guaranteed, 2.35%, 9/15/16—,Ω	400,000	408,986

Petrobras Global Finance BV, Company Guaranteed, 2.00%, 5/20/16	285,000	285,347

Petrobras Global Finance BV, Company Guaranteed, 2.59%, 3/17/17Δ	335,000	339,187

Phillips 66, Company Guaranteed, 2.95%, 5/01/17	2,000,000	2,095,320

Pioneer Natural Resources Co., Sr. Unsecured, 6.65%, 3/15/17	1,000,000	1,139,792

Transocean, Inc., Company Guaranteed, 5.05%, 12/15/16	2,000,000	2,176,307

Valero Energy Corp., Company Guaranteed, 4.50%, 2/01/15	2,000,000	2,059,530

TOTAL OIL & GAS		$17,120,477

PHARMACEUTICALS – 5.0%

AbbVie, Inc., Sr. Unsecured, 1.20%, 11/06/15	2,700,000	2,724,227

Description	Par Value	Value

Cardinal Health, Inc., Sr. Unsecured, 5.80%, 10/15/16	$2,000,000	$2,232,304

Express Scripts Holding Co., Company Guaranteed, 3.50%, 11/15/16	2,300,000	2,438,460

Zoetis, Inc., Sr. Unsecured, 1.15%, 2/01/16	1,000,000	1,007,600

TOTAL PHARMACEUTICALS		$8,402,591

PIPELINES – 6.6%

Buckeye Partners LP, Sr. Unsecured, 5.30%, 10/15/14	1,700,000	1,734,591

Energy Transfer Partners LP, Sr. Unsecured, 5.95%, 2/01/15	1,000,000	1,038,236

Enterprise Products Operating LLC, Company Guaranteed, 3.70%, 6/01/15	2,500,000	2,583,811

Kinder Morgan Energy Partners LP, Sr. Unsecured, 5.63%, 2/15/15	2,500,000	2,598,512

Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.95%, 9/15/15	3,000,000	3,135,205

TOTAL PIPELINES		$11,090,355

REAL ESTATE INVESTMENT TRUSTS – 8.1%

BioMed Realty LP, Company Guaranteed, 2.63%, 5/01/19	1,000,000	999,345

Boston Properties LP, Sr. Unsecured, 5.63%, 4/15/15	1,000,000	1,048,037

Boston Properties LP, Sr. Unsecured, 5.00%, 6/01/15	1,000,000	1,047,070

Digital Realty Trust LP, Company Guaranteed, 4.50%, 7/15/15#	2,000,000	2,067,116

Health Care REIT, Inc., Sr. Unsecured, 6.20%, 6/01/16	2,071,000	2,293,594

ProLogis LP, Company Guaranteed, 6.13%, 12/01/16	2,077,000	2,352,722

Simon Property Group LP, Sr. Unsecured, 5.10%, 6/15/15	1,325,000	1,393,063

Ventas Realty LP, Company Guaranteed, 1.55%, 9/26/16	2,000,000	2,022,635

Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	435,000	445,121

TOTAL REAL ESTATE INVESTMENT TRUSTS		$13,668,703

RETAIL – 1.4%

CVS Caremark Corp., Sr. Unsecured, 1.20%, 12/05/16	2,200,000	2,215,725

Wal-Mart Stores Pass-Through Trust 1994, Series A-2, Pass-Through Certificates, 8.85%, 1/02/15	101,363	105,418

TOTAL RETAIL		$2,321,143

TELECOMMUNICATIONS – 3.0%

Cisco Systems, Inc., Sr. Unsecured, 1.10%, 3/03/17	800,000	802,813

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	46

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

Verizon Communications, Inc., Sr. Unsecured, 1.00%, 6/17/19Δ	$4,250,000	$4,292,076

TOTAL TELECOMMUNICATIONS		$5,094,889

TRANSPORTATION – 1.3%

CSX Corp., Sr. Unsecured, 6.25%, 4/01/15	265,000	278,551

Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	1,500,000	1,532,114

Ryder System, Inc., Sr. Unsecured, MTN, 3.60%, 3/01/16	400,000	420,297

TOTAL TRANSPORTATION		$2,230,962

TRUCKING & LEASING – 0.9%

GATX Corp., Sr. Unsecured, 4.75%, 5/15/15	1,400,000	1,458,858

TOTAL CORPORATE BONDS (COST $158,986,285)		$160,011,694

U.S. TREASURY – 1.1%

U.S. TREASURY NOTE – 1.1%

0.25%, 2/29/16	1,850,000	1,847,278

TOTAL U.S. TREASURY (COST $1,844,887)		$1,847,278

Description	Number of Shares	Value

MONEY MARKET FUND – 2.0%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	3,373,402	$3,373,402

TOTAL MONEY MARKET FUND (COST $3,373,402)		$3,373,402

TOTAL INVESTMENTS IN SECURITIES – 100.7% (COST $168,035,740)		$169,016,352

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.3%

REPURCHASE AGREEMENTS – 1.3%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,000,002, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $1,020,000.	$1,000,000	$1,000,000

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $167,931, collateralized by U.S. Treasury Securities 0.13% to 6.13%, maturing 07/15/14 to 02/15/44; total market value of $171,290.	167,931	167,931

RBC Capital Markets LLC, 0.05%, dated 04/30/14, due 05/01/14, repurchase price $1,000,001, collateralized by U.S. Government Securities 2.33% to 4.50%, maturing 02/01/24 to 01/01/44; total market value of $1,020,000.	1,000,000	1,000,000

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,167,931)		$2,167,931

TOTAL INVESTMENTS – 102.0% (COST $170,203,671)		$171,184,283

COLLATERAL FOR SECURITIES ON LOAN – (1.3%)		(2,167,931)

OTHER LIABILITIES LESS ASSETS – (0.7%)		(1,174,616)

TOTAL NET ASSETS – 100.0%		$167,841,736

Cost of investments for Federal income tax purposes is $170,207,462. The net unrealized appreciation/(depreciation) of investments was $976,821. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,062,272 and net unrealized depreciation from investments for those securities having an excess of cost over value of $85,451.

ANNUAL REPORT / April 30, 2014

47	PORTFOLIOS OF INVESTMENT
Wilmington Short-Term Corporate Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$60	$—	$60

Asset-Backed Security	—	466,854	—	466,854

Collateralized Mortgage Obligations	—	1,317,100	—	1,317,100

Commercial Paper	—	1,999,964	—	1,999,964

Corporate Bonds	—	160,011,694	—	160,011,694

U.S. Treasury	—	1,847,278	—	1,847,278

Money Market Fund	3,373,402	—	—	3,373,402

Repurchase Agreements	—	2,167,931	—	2,167,931

Total	$3,373,402	$167,810,881	$—	$171,184,283

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

48

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short Duration Government Bond Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Federal National Mortgage Association (FNMA)	45.7%
Federal Home Loan Mortgage Corporation (FHLMC)	31.8%
Federal Home Loan Bank (FHLB)	8.7%
Government National Mortgage Association (GNMA)	6.1%
U.S. Treasury Note	2.1%
Whole Loan	1.7%
U.S. Treasury Inflation Indexed Note	1.3%
Transportation	0.6%
Small Business Administration	0.2%
Development	0.1%
Cash Equivalents[1]	1.5%
Other Assets and Liabilities – Net[2]	0.2%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
AA	50.6%
BB	0.4%
D	1.2%
Not Rated	2.1%
U.S. Government Agency Securities	42.1%
U.S. Treasuries	3.4%
Other Assets and Liabilities – Net[1]	0.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 26.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.4%

Series 1988-6, Class C, 9.05%, 6/15/19	$8,754	$9,456

Series 1989-112, Class I, 6.50%, 1/15/21	1,650	1,790

Series 1990-136, Class E, 6.00%, 4/15/21	4,528	4,913

Series 1990-141, Class D, 5.00%, 5/15/21	1,993	2,120

Series 1993-1577, Class PK,
6.50%, 9/15/23	68,550	76,340

Series 1993-1644, Class K,
6.75%, 12/15/23	58,538	65,041

Series 1994-1686, Class PJ,
5.00%, 2/15/24	7,548	8,094

Series 2004-2844, Class PV,
5.00%, 8/15/15	186,955	189,174

Series 2005-3062, Class LU,
5.50%, 10/15/16	2,329,784	2,414,289

Description	Par Value	Value

Series 2005-3074, Class BG,
5.00%, 9/15/33	$347,956	$353,191

Series 2009-3610, Class AB,
1.40%, 12/15/14	31,520	31,532

Series 2011-3799, Class GK,
2.75%, 1/15/21	280,415	286,588

Series 2012-K710, Class A1,
1.44%, 1/25/19	2,751,206	2,776,032

Series 3893, Class DJ, 2.00%, 10/15/20	2,735,474	2,785,183

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$9,003,743

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 9.9%

Series 1993-113, Class PK, 6.50%, 7/25/23	52,258	58,184

Series 1993-127, Class H, 6.50%, 7/25/23	49,256	54,627

Series 1993-202, Class J, 6.50%, 11/25/23	26,837	30,001

Series 1994-3, Class PL, 5.50%, 1/25/24	53,470	58,378

Series 1994-55, Class H, 7.00%, 3/25/24	55,641	62,919

Series 2002-52, Class QA, 6.00%, 7/18/32	25,410	27,294

Series 2002-94, Class HQ, 4.50%, 1/25/18	1,075,724	1,124,258

ANNUAL REPORT / April 30, 2014

49	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

Series 2003-3, Class BC, 5.00%, 2/25/18	$768,922	$818,896

Series 2003-45, Class AB, 3.75%, 5/25/33	6,437	6,493

Series 2009-70, Class NM, 3.25%, 8/25/19	1,762,657	1,819,063

Series 2011-66, Class QE, 2.00%, 7/25/21	994,622	1,004,036

Series 2011-71, Class DJ, 3.00%, 3/25/25	1,222,492	1,254,383

Series 2011-81, Class PA, 3.50%, 8/25/26	3,008,664	3,141,489

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$9,460,021

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 5.5%

Series 2005-44, Class PC, 5.00%, 12/20/33	1,083,538	1,135,234

Series 2010-17, Class K, 4.00%, 3/16/22	3,762,715	3,898,574

Series 2010-91, Class PA, 3.00%, 8/20/31	170,828	171,126

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$5,204,934

WHOLE LOAN – 1.7%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.68%, 2/25/34Δ	286,662	273,791

Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 2.63%, 3/25/34Δ	211,183	201,573

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
2.72%, 11/25/35Δ	1,251,930	1,126,237

TOTAL WHOLE LOAN		$1,601,601

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $25,506,294)		$25,270,299

CORPORATE BOND – 0.6%

TRANSPORTATION – 0.6%

Vessel Management Services, Inc.,
U.S. Government Guaranteed,
6.75%, 7/15/25	479,000	564,112

TOTAL CORPORATE BOND (COST $479,000)		$564,112

GOVERNMENT AGENCIES – 50.7%

FEDERAL HOME LOAN BANK (FHLB) – 8.7%

0.50%, 11/20/15	2,000,000	2,007,066

1.75%, 9/11/15	4,000,000	4,081,373

5.38%, 5/18/16	2,000,000	2,198,255

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$8,286,694

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 18.5%

0.50%, 5/13/16	2,000,000	2,000,330

0.63%, 12/29/14	3,000,000	3,010,277

0.88%, 10/14/16	3,000,000	3,017,054

1.00%, 3/08/17	3,000,000	3,017,977

2.00%, 8/25/16	1,000,000	1,032,584

4.75%, 1/19/16	1,000,000	1,076,101

5.13%, 10/18/16	2,000,000	2,214,713

Description	Par Value	Value

5.25%, 4/18/16	$2,000,000	$2,189,069

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$17,558,105

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 23.3%

0.38%, 3/16/15	4,000,000	4,006,915

0.38%, 12/21/15	3,000,000	3,002,442

0.38%, 7/05/16	2,000,000	1,993,177

0.50%, 5/27/15	3,000,000	3,011,233

0.50%, 3/30/16	5,000,000	5,004,721

2.25%, 3/15/16	5,000,000	5,169,834

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$22,188,322

SMALL BUSINESS ADMINISTRATION – 0.2%

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1996-C, 6.70%, 3/01/16	11,360	11,899

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1996-K, 6.95%, 11/01/16	122,507	129,493

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1996-L, 6.70%, 12/01/16	57,469	59,989

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1997-E, 7.30%, 5/01/17	2,810	3,016

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1999-I, 7.30%, 9/01/19	5,117	5,605

TOTAL SMALL BUSINESS ADMINISTRATION		$210,002

TOTAL GOVERNMENT AGENCIES (COST $47,402,323)		$48,243,123

MORTGAGE-BACKED SECURITIES – 17.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.9%

Pool 287773, 7.50%, 3/01/17	574	598

Pool 538733, 9.00%, 9/01/19	263	271

Pool A18401, 6.00%, 2/01/34	661,399	742,598

Pool C78010, 5.50%, 4/01/33	1,066,616	1,199,535

Pool C80328, 7.50%, 7/01/25	38,618	43,818

Pool G01425, 7.50%, 5/01/32	91,294	104,616

Pool G01831, 6.00%, 5/01/35	216,858	243,481

Pool G12709, 5.00%, 7/01/22	191,880	204,880

Pool G14695, 4.50%, 6/01/26	1,105,596	1,181,571

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,721,368

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 12.5%

Pool 202957, 8.00%, 8/01/21	3,486	3,675

Pool 252439, 6.50%, 5/01/29	38,271	43,417

Pool 255933, 5.50%, 11/01/35	214,116	237,436

Pool 323419, 6.00%, 12/01/28	65,826	73,978

Pool 334593, 7.00%, 5/01/24	72,664	82,043

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	50

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

Pool 39862, 9.75%, 9/01/17	$5,033	$5,284

Pool 436746, 6.50%, 8/01/28	47,261	50,474

Pool 440401, 6.50%, 8/01/28	165,876	187,298

Pool 485678, 6.50%, 3/01/29	38,331	43,868

Pool 494375, 6.50%, 4/01/29	17,693	18,698

Pool 545051, 6.00%, 9/01/29	114,335	128,352

Pool 625596, 7.00%, 2/01/32	16,918	17,709

Pool 725418, 6.50%, 5/01/34	187,896	213,394

Pool 833143, 5.50%, 9/01/35	1,189,847	1,321,853

Pool 843323, 5.50%, 10/01/35	101,755	112,837

Pool AE2520, 3.00%, 1/01/26	470,238	487,484

Pool MA0909, 3.00%, 11/01/21	1,016,349	1,065,087

Pool MA0921, 3.00%, 12/01/21	7,434,806	7,791,330

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$11,884,217

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.6%

Pool 1061, 9.00%, 4/20/23	16,451	17,141

Pool 1886, 9.00%, 10/20/24	1,246	1,320

Pool 188603, 9.00%, 11/15/16	4,666	4,798

Pool 208196, 9.00%, 2/15/17	7,271	7,483

Pool 306066, 8.50%, 7/15/21	4,692	5,375

Pool 307983, 8.50%, 7/15/21	16,254	16,729

Pool 341948, 8.50%, 1/15/23	9,065	9,310

Pool 346572, 7.00%, 5/15/23	10,082	10,768

Pool 484269, 7.00%, 9/15/28	44,778	48,639

Pool 581522, 6.00%, 5/15/33	229,763	259,918

Pool 592505, 6.00%, 4/15/33	151,537	162,487

Pool 780440, 8.50%, 11/15/17	1,132	1,258

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$545,226

TOTAL MORTGAGE-BACKED SECURITIES (COST $15,620,791)		$16,150,811

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%

City of Miami, FL, Rent Revenue,
Series 1998, (Lease payments guaranteed
by U.S. Government), 8.65%, 7/01/19	115,000	137,080

TOTAL MUNICIPAL BOND (COST $124,276)		$137,080

U.S. TREASURY – 3.4%

U.S. TREASURY INFLATION INDEXED NOTE – 1.3%

1.13%, 1/15/21	1,100,000	1,262,152

U.S. TREASURY NOTE – 2.1%

0.88%, 4/15/17	2,000,000	2,001,460

TOTAL U.S. TREASURY (COST $3,191,875)		$3,263,612

Description	Number of Shares	Value

MONEY MARKET FUND – 1.5%

Dreyfus Government Cash Management

Fund, Institutional Shares, 0.01%^	1,410,998	$1,410,998

TOTAL MONEY MARKET FUND (COST $1,410,998)		$1,410,998

TOTAL INVESTMENTS – 99.8% (COST $93,735,557)		$95,040,035

OTHER ASSETS LESS LIABILITIES – 0.2%		147,801

TOTAL NET ASSETS – 100.0%		$95,187,836

ANNUAL REPORT / April 30, 2014

51	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $93,735,678. The net unrealized appreciation/(depreciation) of investments was $1,304,357. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,735,662 and net unrealized depreciation from investments for those securities having an excess of cost over value of $431,305.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Collateralized Mortgage Obligations	$—	$25,270,299	$—	$25,270,299

Corporate Bond	—	564,112	—	564,112

Government Agencies	—	48,243,123	—	48,243,123

Mortgage-Backed Securities	—	16,150,811	—	16,150,811

Municipal Bond	—	137,080	—	137,080

U.S. Treasury	—	3,263,612	—	3,263,612

Money Market Fund	1,410,998	—	—	1,410,998

Total	$1,410,998	$93,629,037	$—	$95,040,035

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

52

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Dedicated Tax	15.5%
Medical	14.6%
General Obligations	11.8%
Higher Education	9.4%
School District	8.4%
Transportation	7.9%
Water & Sewer	7.8%
Lease	6.6%
Airport	5.2%
Pre-Refunded/Escrow	4.5%
Education	2.2%
Water	1.8%
Utilities	1.6%
Power	0.5%
Tobacco	0.5%
Cash Equivalents[1]	3.5%
Other Assets and Liabilities – Net[2]	(1.8)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	22.0%
AA	47.2%
A	24.0%
BBB	0.7%
Not Rated	7.9%
Other Assets and Liabilities – Net[2]	(1.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

MUNICIPAL BONDS – 98.3%

ALABAMA – 0.5%

MEDICAL – 0.5%

The University of Alabama, Refunding
Revenue Bonds, (Series A), 5.75%, 9/01/22	$1,000,000	$1,122,520

TOTAL ALABAMA		$1,122,520

ARIZONA – 2.1%

LEASE – 0.5%

City of Tucson, AZ, Certificate Participation
Bonds, Public Improvements, (Series A),
(National Reinsurance), 5.00%, 7/01/21	1,000,000	1,088,080

Description	Par Value	Value

WATER & SEWER – 1.6%

Arizona Water Infrastructure Finance
Authority, Revenue Bonds, Water Utility
Improvements, (Series A), 5.00%, 10/01/23	$3,000,000	$3,454,110

TOTAL ARIZONA		$4,542,190

CALIFORNIA – 11.2%

AIRPORT – 1.5%

San Francisco City & County Airports
Comm-San Francisco International Airport,
Refunding Revenue Bonds, 5.00%, 5/01/26	2,925,000	3,337,425

EDUCATION – 2.2%

Los Angeles Unified School District, CA,
Certificate Participation Refunding Bonds,,
(Series B), (Headquaters Building),
5.00%, 10/01/27	4,300,000	4,850,271

ANNUAL REPORT / April 30, 2014

53	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

GENERAL OBLIGATIONS – 1.7%

State of California, CA, GO Unlimited, Public
Improvements, 5.00%, 10/01/21	$3,000,000	$3,598,200

LEASE – 2.1%

Sacramento, CA, City Financing Authority,
Refunding Revenue Bonds, (Series B),
5.40%, 11/01/20	4,000,000	4,493,480

MEDICAL – 0.2%

California Health Facilities Financing
Authority, Revenue Bonds, (Series H),
(Catholic Healthcare West, OBG),
5.13%, 7/01/22	485,000	508,023

SCHOOL DISTRICT – 0.8%

San Ramon Valley Unified School District,
CA, GO Unlimited, Refunding Bonds,
5.00%, 8/01/27	1,450,000	1,688,090

WATER & SEWER – 2.7%

City of San Francisco Public Utilities
Commission Water Revenue, CA, Refunding
Revenue Bonds, (Series C),
5.00%, 11/01/27	5,000,000	5,846,850

TOTAL CALIFORNIA		$24,322,339

COLORADO – 1.1%

AIRPORT – 1.1%

City & County of Denver Airport System
Revenue, CO, Refunding Revenue Bonds,
(Series B), 5.00%, 11/15/25	2,000,000	2,287,480

TOTAL COLORADO		$2,287,480

DISTRICT OF COLUMBIA – 1.1%

DEDICATED TAX – 1.1%

District of Columbia, Refunding Revenue
Bonds, (Series B), 5.00%, 12/01/27	2,000,000	2,353,440

TOTAL DISTRICT OF COLUMBIA		$2,353,440

FLORIDA – 0.5%

LEASE – 0.5%

City of Jacksonville, FL, Refunding Revenue
Bonds, (Series C), 5.00%, 10/01/26	1,000,000	1,143,610

TOTAL FLORIDA		$1,143,610

GEORGIA – 2.8%

GENERAL OBLIGATIONS – 1.0%

State of Georgia, GO Unlimited, Refunding
Revenue Bonds, (Series C), 5.00%, 7/01/21	2,000,000	2,264,080

HIGHER EDUCATION – 1.0%

Fulton County Development Authority, GA,
Refunding Revenue Bonds, (Series A),
(Georgia Technology Foundation Inc., OBG),
5.25%, 11/01/24	1,750,000	2,194,535

Description	Par Value	Value

MEDICAL – 0.8%

Cobb County Kennestone Hospital Authority,
Refunding Revenue Bonds, 5.00%, 4/01/27	$1,500,000	$1,709,910

TOTAL GEORGIA		$6,168,525

ILLINOIS – 1.5%

DEDICATED TAX – 1.5%

State of Illinois, Revenue Bonds, Public
Improvements, (National Reinsurance FGIC),
6.00%, 6/15/26	2,500,000	3,205,825

TOTAL ILLINOIS		$3,205,825

INDIANA – 1.7%

GENERAL OBLIGATIONS – 0.7%

Indianapolis-Marion County Public Library,
GO Unlimited, Refunding Revenue Bonds,
(State Intercept Program), 5.00%, 1/01/19	1,270,000	1,473,124

MEDICAL – 1.0%

Indiana Finance Authority, Refunding
Revenue Bonds, (Series C), (Franciscan
Alliance Inc., OBG), 5.00%, 11/01/21	2,000,000	2,263,280

TOTAL INDIANA		$3,736,404

MARYLAND – 1.1%

LEASE – 1.1%

County of Baltimore, MD, Certificate
Participation Bonds, Public Improvements,
5.00%, 10/01/21	2,000,000	2,367,120

TOTAL MARYLAND		$2,367,120

MASSACHUSETTS – 1.3%

WATER & SEWER – 1.3%

Massachusetts Water Resources Authority,
Refunding Revenue Bonds, (Series B),
(AGM), 5.25%, 8/01/27	2,325,000	2,866,911

TOTAL MASSACHUSETTS		$2,866,911

MICHIGAN – 7.6%

DEDICATED TAX – 2.9%

Michigan Finance Authority, Refunding
Revenue Bonds, (Series A), 5.00%, 7/01/18	3,500,000	4,066,370

Michigan Finance Authority, Refunding
Revenue Bonds, (Series B), 5.00%, 7/01/21	2,000,000	2,298,860

TOTAL DEDICATED TAX		$6,365,230

MEDICAL – 0.6%

Royal Oak Hospital Finance Authority, MI,
Refunding Revenue Bonds, (Series D),
(William Beaumont Hospital),
5.00%, 9/01/20	1,200,000	1,390,356

SCHOOL DISTRICT – 1.5%

Ann Arbor School District, MI, GO Unlimited,
Refunding Revenue Bonds, (Q-SBLF),
5.00%, 5/01/17	1,000,000	1,123,690

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	54

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Lansing School District, MI, GO Unlimited,
Refunding Revenue Bonds, (Q-SBLF),
4.00%, 5/01/16	$2,000,000	$2,139,680

TOTAL SCHOOL DISTRICT		$3,263,370

UTILITIES – 1.6%

Lansing Board of Water & Light, Revenue
Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,356,640

WATER & SEWER – 1.0%

Michigan Municipal Bond Authority, Revenue
Bonds, Water Utility Improvements,
5.00%, 10/01/19	2,075,000	2,205,517

TOTAL MICHIGAN		$16,581,113

MISSOURI – 1.3%

AIRPORT – 0.5%

City of St Louis, MO, Airport Revenue,
Refunding Revenue Bonds, (Series A),
(Lambert International Airport), (AGM),
5.00%, 7/01/23	1,000,000	1,093,140

MEDICAL – 0.8%

Missouri State Health & Educational
Facilities Authority, MO, Refunding Revenue
Bonds, (Series A), (SSM Health Care),
5.00%, 6/01/28	1,500,000	1,689,780

TOTAL MISSOURI		$2,782,920

NEVADA – 1.6%

DEDICATED TAX – 1.1%

County of Clark, NV, Refunding Revenue
Bonds, 5.00%, 7/01/18	2,000,000	2,309,480

SCHOOL DISTRICT – 0.5%

Washoe County School District, NV, GO
Limited, Refunding Revenue Bonds, (Series A), 4.00%, 6/01/18	1,000,000	1,108,150

TOTAL NEVADA		$3,417,630

NEW YORK – 12.1%

DEDICATED TAX – 6.2%

Nassau County Interim Finance Authority,
NY, Refunding Revenue Bonds,
5.00%, 11/15/21	1,960,000	2,376,441

New York City, Transitional Finance Authority,
NY, Refunding Revenue Bonds, (Subseries
E), 5.00%, 11/01/22	4,125,000	4,912,999

New York Local Government Assistance
Corp., NY, Refunding Revenue Bonds, (Series A), (GO of Corp.), 5.00%, 4/01/19	1,500,000	1,778,220

New York State Dormitory Authority,
Refunding Revenue Bonds, (Series B),
(AMBAC), 5.50%, 3/15/25	1,750,000	2,205,455

New York State Environmental Facilities
Corp., Revenue Bonds, Recreational Facility
Improvements, (Series A), 5.00%, 12/15/21	2,000,000	2,143,740

TOTAL DEDICATED TAX		$13,416,855

Description	Par Value	Value

GENERAL OBLIGATIONS – 0.6%

County of Sullivan, NY, GO Limited,
Refunding Revenue Bonds, 5.00%, 7/15/18	$1,100,000	$1,272,700

LEASE – 0.5%

Erie County Industrial Development Agency
School, NY, Refunding Revenue Bonds,
(State Aid Withholding), 5.00%, 5/01/18	1,000,000	1,148,730

TOBACCO – 0.5%

Tobacco Settlement Financing Corp., NY,
Refunding Revenue Bonds, (Series B),
5.00%, 6/01/22	1,000,000	1,121,080

TRANSPORTATION – 4.3%

Metropolitan Transportation Authority, NY,
Refunding Revenue Bonds, (Series E),
(Transit Improvements), 5.00%, 11/15/19	2,565,000	2,999,767

Metropolitan Transportation Authority, NY,
Revenue Bonds, (Series B), (Transit
Improvements), 5.00%, 11/15/29	3,000,000	3,368,730

Port Authority of New York & New Jersey,
Refunding Revenue Bonds, (Airport & Marina
Improvements), 5.00%, 12/01/23	2,500,000	2,987,650

TOTAL TRANSPORTATION		$9,356,147

TOTAL NEW YORK		$26,315,512

NORTH CAROLINA – 1.5%

GENERAL OBLIGATIONS – 1.5%

City of Charlotte, NC, GO Unlimited,
Refunding Revenue Bonds, (Series A),
5.00%, 7/01/18	2,745,000	3,191,639

TOTAL NORTH CAROLINA		$3,191,639

OHIO – 3.1%

DEDICATED TAX – 0.8%

County of Hamilton, OH, Refunding Revenue
Bonds, (Series A), (AMBAC),
5.00%, 12/01/17	1,500,000	1,659,825

GENERAL OBLIGATIONS – 1.1%

Akron-Summit County Public Library, OH,
GO Unlimited, Refunding Revenue Bonds,
5.00%, 12/01/20	1,960,000	2,307,194

WATER & SEWER – 1.2%

Ohio Water Development Authority, OH,
Refunding Revenue Bonds, (Series C),
(Water Pollution Center, OBG),
5.00%, 12/01/20	2,275,000	2,729,454

TOTAL OHIO		$6,696,473

PENNSYLVANIA – 19.4%

DEDICATED TAX – 0.6%

Sports & Exhibition Authority of Pittsburgh &
Allegheny County, PA, Refunding Revenue
Bonds, (AGM), 5.00%, 2/01/23	1,250,000	1,399,375

ANNUAL REPORT / April 30, 2014

55	PORTFOLIOS OF INVESTMENTS
Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

GENERAL OBLIGATIONS – 1.6%

City of Philadelphia, PA, GO Unlimited, Public Improvements, (CIFG), 5.00%, 8/01/23	$1,000,000	$1,049,440

City of Philadelphia, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 9/15/21	2,040,000	2,342,675

TOTAL GENERAL OBLIGATIONS		$3,392,115

HIGHER EDUCATION – 4.0%

Huntingdon County General Authority, PA, Refunding Revenue Bonds, (Series A), (Juniata College, OBG), 5.00%, 5/01/27	1,765,000	1,911,919

Lancaster Higher Education Authority, PA, Refunding Revenue Bonds, (Franklin & Marshall College, OBG), 5.00%, 4/15/18	2,350,000	2,517,108

Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds, (Drexel University, OBG), 5.00%, 5/01/18	1,000,000	1,140,730

Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Ursinus College, OBG), 5.00%, 1/01/23	1,620,000	1,828,057

Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University & College Improvements, (Drexel University College of Medicine, OBG)/(National Reinsurance), 5.00%, 5/01/27	1,250,000	1,357,025

TOTAL HIGHER EDUCATION		$8,754,839

LEASE – 0.7%

Philadelphia Redevelopment Authority, PA, Revenue Bonds, Economic Improvements, (Series C), (National Reinsurance FGIC), 5.00%, 4/15/27	1,500,000	1,522,245

MEDICAL – 3.1%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,430,000	1,679,807

Lancaster County Hospital Authority, PA, Refunding Revenue Bonds, (Series B), (Lancaster General Hospital, OBG)

5.00%, 3/15/19	1,485,000	1,637,628

5.00%, 3/15/23	1,770,000	1,927,813

Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (University of Pennsylvania Health System, OBG), 5.00%, 8/15/18	1,200,000	1,376,232

TOTAL MEDICAL		$6,621,480

PRE-REFUNDED/ESCROW – 4.5%

Bucks County, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19S	4,775,000	6,817,029

Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC), 6.00%, 9/01/19	2,410,000	2,908,002

TOTAL PRE-REFUNDED/ESCROW		$9,725,031

Description	Par Value	Value

SCHOOL DISTRICT – 2.9%

Hamburg Area School District, PA, GO Unlimited, Refunding Revenue Notes, (Series A), (AGM State Aid Withholding), 5.50%, 4/01/24	$2,405,000	$2,814,018

Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	2,044,889

School District of Philadelphia, PA, GO Unlimited, School Improvements, (Series D), (AGM State Aid Withholding), 5.50%, 6/01/17	1,300,000	1,467,648

TOTAL SCHOOL DISTRICT		$6,326,555

TRANSPORTATION – 2.0%

Pennsylvania State Turnpike Commission, PA, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	1,400,000	1,594,628

Pittsburgh Public Parking Authority, PA, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 12/01/20	2,565,000	2,633,229

TOTAL TRANSPORTATION		$4,227,857

TOTAL PENNSYLVANIA		$41,969,497

TENNESSEE – 1.4%

GENERAL OBLIGATIONS – 0.8%

Metropolitan Government of Nashville & Davidson County, TN, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/17	1,610,000	1,829,057

HIGHER EDUCATION – 0.6%

Tennessee School Bond Authority, TN, Revenue Bonds, University & College Improvements, (Series A), (State Intercept Program), 5.00%, 5/01/19	1,035,000	1,218,185

TOTAL TENNESSEE		$3,047,242

TEXAS – 14.6%

AIRPORT – 2.1%

Dallas/Fort Worth International Airport, TX, Refunding Revenue Bonds, (Series D)

5.25%, 11/01/23	2,500,000	2,968,875

5.25%, 11/01/26	1,410,000	1,629,904

TOTAL AIRPORT		$4,598,779

HIGHER EDUCATION – 1.6%

Harris County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Baylor College of Medicine, OBG), 5.00%, 11/15/19	3,105,000	3,548,860

MEDICAL – 6.4%

North Central Texas Health Facility Development Corp., TX, Refunding Revenue Bonds, (Children’s Medical Center of Dallas Project, OBG), 5.00%, 8/15/18	1,000,000	1,152,150

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	56

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Tarrant County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Texas Health Resources, OBG), 5.00%, 2/15/21	$5,000,000	$5,503,350

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	7,088,455

TOTAL MEDICAL		$13,743,955

SCHOOL DISTRICT – 2.7%

Mesquite Independent School District, TX, GO Unlimited, Refunding Revenue Bonds, (Series B), (PSF-GTD), 5.00%, 8/15/19	2,165,000	2,559,528

San Antonio Independent School District, TX, GO Unlimited, Refunding Revenue Bonds, (PSF-GTD), 5.00%, 8/15/21	3,000,000	3,183,480

TOTAL SCHOOL DISTRICT		$5,743,008

WATER – 1.8%

City of Houston Utility System, TX, Refunding Revenue Bonds, (Series C), (Comb-First Lien)

5.00%, 5/15/21	1,250,000	1,497,100

5.00%, 5/15/23	2,000,000	2,422,340

TOTAL WATER		$3,919,440

TOTAL TEXAS		$31,554,042

UTAH – 1.2%

MEDICAL – 1.2%

County of Utah, UT, Revenue Bonds, (IHC Health Services Inc., OBG)

5.00%, 5/15/25	1,025,000	1,168,992

5.00%, 5/15/26	1,200,000	1,360,068

TOTAL MEDICAL		$2,529,060

TOTAL UTAH		$2,529,060

VIRGINIA – 2.2%

HIGHER EDUCATION – 2.2%

Virginia, College Building Authority, VA, Revenue Bonds, University & College Improvements, (Series A), (Public Higher Education Financing, OBG), 5.00%, 9/01/19	4,000,000	4,733,480

TOTAL VIRGINIA		$4,733,480

WASHINGTON – 5.8%

DEDICATED TAX – 1.3%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, Transit Improvements, (National Reinsurance FGIC), 5.25%, 2/01/21	2,300,000	2,716,047

Description	Par Value	Value

GENERAL OBLIGATIONS – 2.8%

State of Washington, WA, GO Unlimited, Refunding Revenue Bonds, (Series R-C), 5.00%, 7/01/24	$5,000,000	$6,023,100

LEASE – 1.2%

Washington Economic Development Finance Authority, Revenue Bonds, Economic Improvements, (Washington Biomedical Research Properties, OBG)/(National Reinsurance)

5.00%, 6/01/23	1,510,000	1,637,036

5.25%, 6/01/21	1,000,000	1,072,830

TOTAL LEASE		$2,709,866

POWER – 0.5%

County of Lewis Public Utility District No. 1, WA, Current Refunding Revenue Bonds, 5.25%, 10/01/28	1,000,000	1,187,700

TOTAL WASHINGTON		$12,636,713

WISCONSIN – 1.6%

TRANSPORTATION – 1.6%

Wisconsin Department of Transportation, Refunding Revenue Bonds, (Series 2), 5.00%, 7/01/19	1,500,000	1,776,165

Wisconsin Department of Transportation, Revenue Bonds, (Series 1), (Highway Improvements), 5.00%, 7/01/22	1,500,000	1,743,435

TOTAL TRANSPORTATION		$3,519,600

TOTAL WISCONSIN		$3,519,600

TOTAL MUNICIPAL BONDS
(COST $204,453,726)		$213,091,285
	Number of Shares

MONEY MARKET FUND – 3.5%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	7,524,327	$7,524,327

TOTAL MONEY MARKET FUND
(COST $7,524,327)		$7,524,327

TOTAL INVESTMENTS – 101.8%
(COST $211,978,053)		$220,615,612

OTHER LIABILITIES LESS ASSETS – (1.8%)		(3,984,638)

TOTAL NET ASSETS – 100.0%		$216,630,974

Cost of investments for Federal income tax purposes is $211,978,053. The net unrealized appreciation/(depreciation) of investments was $8,637,559. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,112,133 and net unrealized depreciation from investments for those securities having an excess of cost over value of $474,574.

ANNUAL REPORT / April 30, 2014

57	PORTFOLIOS OF INVESTMENTS
Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$213,091,285	$—	$213,091,285

Money Market Fund	7,524,327	—	—	7,524,327

Total	$7,524,327	$213,091,285	$—	$220,615,612

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

58

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Maryland Municipal Bond Fund

At April 30, 2014, the Fund’s sector classifications as follows (unaudited):

Percentage of
Total Net Assets
General Obligations	32.5%
Medical	17.5%
Transportation	16.6%
Higher Education	10.4%
Pre-Refunded/Escrow	6.0%
Lease	5.8%
Water & Sewer	5.5%
Dedicated Tax	3.9%
Continuing Care	1.4%
Cash Equivalents[1]	0.9%
Other Assets and Liabilities - Net[2]	(0.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Percentage of
Credit Quality Diversification[3]	Total Net Assets
AAA	32.6%
AA	41.5%
A	10.1%
BBB	1.4%
Not Rated	19.9%
Other Assets and Liabilities – Net[2]	(0.5)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

MUNICIPAL BONDS – 99.6%

MARYLAND – 99.6%

CONTINUING CARE – 1.4%

Baltimore County, MD, Revenue Refunding Bonds, (Series A), (Oak Crest Village, Inc.), 5.00%, 1/01/22	$1,200,000	$1,254,480

DEDICATED TAX – 3.9%

Maryland State Department of Transportation, Revenue Bonds, Transit Improvements

5.00%, 2/15/28	1,375,000	1,576,767

5.50%, 2/15/17	1,740,000	1,953,689

TOTAL DEDICATED TAX		$3,530,456

GENERAL OBLIGATIONS – 32.5%

Anne Arundel County, MD, Tax Allocation, Refunding Bonds, (National Business Park Project)/(County Guaranty), 5.13%, 7/01/28	2,200,000	2,217,116

Baltimore County, MD, GO Unlimited, Refunding Notes, 5.00%, 11/01/18	1,000,000	1,172,200

Baltimore County, MD, GO Unlimited, Refunding Notes, Public Improvements, 5.00%, 2/01/28	1,000,000	1,160,950

Description	Par Value	Value

Cecil County, MD, GO Unlimited, Public Improvements, (AGM), 4.00%, 12/01/16	$1,000,000	$1,089,850

Cecil County, MD, GO Unlimited, Refunding Bonds, 5.00%, 11/01/23	2,590,000	3,110,616

Charles County, MD, GO Unlimited, Refunding Bonds, 5.00%, 3/01/20	3,020,000	3,591,867

Frederick County, MD, GO Unlimited, Refunding Bonds, 5.25%, 11/01/19	1,500,000	1,800,795

Harford County, MD, GO Unlimited, Public Improvements, 4.00%, 7/01/20	2,000,000	2,247,820

Howard County, MD, GO Unlimited, Refunding Bonds, (Series B), 5.00%, 8/15/18	2,500,000	2,914,800

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,427,940

Montgomery County, MD, GO Unlimited, Refunding Notes, (Series A)

5.00%, 8/01/19	1,240,000	1,472,860

5.00%, 7/01/22	2,000,000	2,342,960

Prince George’s County, MD, GO Limited, Public Improvements, (Series A), 5.00%, 9/15/27	1,020,000	1,187,739

ANNUAL REPORT / April 30, 2014

59	PORTFOLIOS OF INVESTMENTS
Wilmington Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

Washington Suburban Sanitary Commission, MD, GO Unlimited, Refunding Bonds, 6.00%, 6/01/18	$1,000,000	$1,199,310

Washington Suburban Sanitary Commission, MD, GO Unlimited, Water & Utility Improvements, 5.00%, 6/01/18	1,315,000	1,526,886

TOTAL GENERAL OBLIGATIONS		$29,463,709

HIGHER EDUCATION – 10.4%

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Goucher College), 5.00%, 7/01/26	1,000,000	1,114,780

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series B), (Johns Hopkins University), 5.00%, 7/01/23	2,000,000	2,432,140

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Johns Hopkins University)

5.00%, 7/01/24	2,000,000	2,370,600

5.00%, 7/01/26	3,000,000	3,502,770

TOTAL HIGHER EDUCATION		$9,420,290

LEASE – 5.8%

Maryland Economic Development Corp., Refunding Revenue Bonds, (Dept. Transaction Headquarters), 4.00%, 6/01/21	2,570,000	2,902,918

Maryland Economic Development Corp., Revenue Bonds, General Improvements, (Public Health Laboratory), 5.00%, 6/01/19	1,000,000	1,175,670

Maryland Stadium Authority, MD, Refunding Revenue Bonds, 5.00%, 6/15/17	1,055,000	1,193,353

TOTAL LEASE		$5,271,941

MEDICAL – 17.5%

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Anne Arundel Health Systems)

5.00%, 7/01/22	1,000,000	1,156,480

5.00%, 7/01/25	1,000,000	1,124,640

5.00%, 7/01/26	1,100,000	1,227,072

5.00%, 7/01/27	535,000	592,170

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Greater Baltimore Medical Center), 5.00%, 7/01/25	1,015,000	1,148,503

Description	Par Value	Value

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Western Maryland Health System)/(National Reinsurance FHA 242), 4.00%, 1/01/18	$1,935,000	$2,022,404

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center), 5.50%, 1/01/28	2,500,000	2,666,200

Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Health System)

5.00%, 7/01/19	1,000,000	1,180,270

5.00%, 7/01/22	1,000,000	1,188,150

Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Series B), (MedStar Health)

5.00%, 8/15/26	1,500,000	1,671,435

5.00%, 8/15/27	1,000,000	1,105,830

Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Series C), (Johns Hopkins Health System), 5.00%, 5/15/28	675,000	770,013

TOTAL MEDICAL		$15,853,167

PRE-REFUNDED/ESCROW – 6.0%

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Helix Health Systems, Inc.), (AMBAC), 5.00%, 7/01/27	3,630,000	4,270,622

Montgomery County, MD, GO Unlimited, Refunding Notes, (Series A), 5.00%, 5/01/19	1,000,000	1,131,030

TOTAL PRE-REFUNDED/ESCROW		$5,401,652

TRANSPORTATION – 16.6%

Maryland State Department of Transportation, Refunding Revenue Bonds

5.00%, 5/01/17	2,000,000	2,261,400

5.00%, 5/01/18	825,000	955,177

Maryland State Transportation Authority, Refunding Revenue Bonds

5.00%, 7/01/18	2,500,000	2,904,550

5.00%, 7/01/25	1,000,000	1,176,000

Maryland State Transportation Authority, Revenue Bonds, Highway Improvements, 5.25%, 3/01/18	3,520,000	4,079,046

Montgomery County, MD, Parking System Revenue, Refunding Revenue Bonds

4.00%, 6/01/16	1,440,000	1,545,854

5.00%, 6/01/21	1,820,000	2,172,680

TOTAL TRANSPORTATION		$15,094,707

WATER & SEWER – 5.5%

Maryland Water Quality Financing Administration Revolving Loan Fund, Revenue Bonds, Sewer Improvements

5.00%, 3/01/20	2,525,000	3,021,794

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	60

Wilmington Maryland Municipal Bond Fund (concluded)

Description	Par Value	Value

5.00%, 3/01/26	$1,650,000	$1,994,933

TOTAL WATER & SEWER		$5,016,727

TOTAL MARYLAND		$90,307,129

TOTAL MUNICIPAL BONDS (COST $87,960,865)		$90,307,129
	Number of Shares

MONEY MARKET FUND – 0.9%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	813,838	$813,838

TOTAL MONEY MARKET FUND (COST $813,838)		$813,838

Description	Value

TOTAL INVESTMENTS – 100.5% (COST $88,774,703)	$91,120,967

OTHER LIABILITIES LESS ASSETS – (0.5%)	(414,397)

TOTAL NET ASSETS – 100.0%	$90,706,570

Cost of investments for Federal income tax purposes is $88,715,018. The net unrealized appreciation/(depreciation) of investments was $2,405,949. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,759,115 and net unrealized depreciation from investments for those securities having an excess of cost over value of $353,166.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$90,307,129	$—	$90,307,129

Money Market Fund	813,838	—	—	813,838

Total	$813,838	$90,307,129	$—	$91,120,967

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

61

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Dedicated Tax	19.4%
Lease	16.0%
Transportation	16.0%
School District	13.0%
General Obligations	8.1%
Water & Sewer	8.0%
Medical	5.1%
Pre-Refunded/Escrow	4.6%
Higher Education	4.3%
Power	3.4%
Cash Equivalents[1]	1.0%
Other Assets and Liabilities - Net[2]	1.1%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	22.3%
AA	55.6%
A	15.5%
NR	5.5%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value	Value

MUNICIPAL BONDS – 97.9%

NEW YORK – 97.9%

DEDICATED TAX – 19.4%

Metropolitan Transportation Authority, NY, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/24	$1,000,000	$1,179,100

Metropolitan Transportation Authority, NY, Refunding Revenue Bonds, (Subseries B-2), 5.00%, 11/01/16	1,000,000	1,114,380

Nassau County Interim Finance Authority, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/21	1,000,000	1,212,470

New York Local Government Assistance Corp., Refunding Revenue Notes, (Series A), (GO of Corp.), 5.00%, 4/01/20	3,000,000	3,600,150

New York State Dormitory Authority, Revenue Bond, University and College Improvements, (Series A), 5.00%, 7/01/28	1,000,000	1,148,450

New York State Dormitory Authority, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 3/15/25	5,000,000	5,925,850

New York State Thruway Authority, Revenue Bonds, Public Improvements, (Series A), 5.25%, 3/15/23	2,500,000	2,843,075

Description	Par Value	Value

New York State Thruway Authority, Revenue Bonds, Transit Improvements, (Series A), 5.00%, 3/15/27	$1,000,000	$1,148,800

TOTAL DEDICATED TAX		$18,172,275

GENERAL OBLIGATIONS – 8.1%

New York Municipal Bond Bank Agency, Refunding Revenue Bonds, (Subseries B1)/(AGM), 5.00%, 4/15/21	3,000,000	3,411,630

New York State, GO Unlimited, Highway Improvements, (Series E), (State Aid Witholding), 5.00%, 12/15/21	2,090,000	2,535,463

Westchester County, NY, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 10/15/17	1,425,000	1,633,762

TOTAL GENERAL OBLIGATIONS		$7,580,855

HIGHER EDUCATION – 4.3%

New York State Dormitory Authority, Revenue Refunding Bonds, University & College Improvements, (Columbia University), 5.00%, 10/01/19	1,865,000	2,220,600

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	62

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York State Dormitory Authority, University & College Improvements, (Series A), (NATL-RE), 6.00%, 7/01/19	$1,500,000	$1,835,760

TOTAL HIGHER EDUCATION		$4,056,360

LEASE – 16.0%

Erie County, NY, IDA, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/17	1,400,000	1,577,170

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(AGM, State Aid Withholding), 5.75%, 5/01/21	1,000,000	1,137,170

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	3,000,000	3,469,080

Monroe County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (Rochester School Modernization Project), 5.00%, 5/01/16	1,000,000	1,088,480

New York City, NY, Transitional Finance Authority, Building Aid, Revenue Refunding Bonds, School Improvements, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,770,000	3,168,187

New York State Dormitory Authority, Refunding Revenue Bonds, (AGM), 5.00%, 7/01/18	1,000,000	1,119,640

New York State Urban Development Corp., Refunding Revenue Notes, (Series B), 5.25%, 1/01/23	3,000,000	3,452,280

TOTAL LEASE		$15,012,007

MEDICAL – 5.1%

Monroe County, NY, IDA, Refunding Revenue Bonds, (Highland Hospital Rochester Project), 5.00%, 8/01/22	1,000,000	1,041,120

New York State Dormitory Authority, Revenue Refunding Bonds, (Series A), (North Shore Long Island Jewish)

5.00%, 5/01/16	1,000,000	1,084,540

5.00%, 5/01/17	1,300,000	1,447,043

New York State Dormitory Authority, Revenue Refunding Bonds, (Series C), (Memorial Sloan Kettering Cancer Center)/(National Reinsurance), 5.75%, 7/01/19	1,010,000	1,211,303

TOTAL MEDICAL		$4,784,006

POWER – 3.4%

New York Power Authority/The, Revenue Refunding Bonds, (Series A), (GO of Authority), 5.00%, 11/15/22	2,575,000	3,123,913

PRE-REFUNDED/ESCROW – 4.6%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series Y), (CAPMAC - ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,333,245

Description	Par Value	Value

SCHOOL DISTRICT – 13.0%

Byram Hills Central School District, NY, GO Unlimited, Refunding Bonds, (State Aid Withholding), 5.00%, 11/15/17	$1,000,000	$1,153,010

Commack Union Free School District/NY, Refunding Bonds, (GO, State Aid Witholding), 4.00%, 11/15/21	1,625,000	1,824,111

East Meadow Union Free School District, GO Unlimited, Refunding Bonds, (State Aid Withholding), 4.00%, 8/15/18	1,385,000	1,555,410

Greece Central School District, NY, GO Unlimited, Refunding Bonds, (Series A), (State Aid Withholding), 5.00%, 6/15/18	1,000,000	1,155,220

New Rochelle City School District, NY, GO Limited, Refunding Bonds, (State Aid Withholding)

4.00%, 9/01/16	1,000,000	1,083,570

5.00%, 9/01/17	1,530,000	1,748,974

New York State Dormitory Authority, Revenue Refunding Bonds, School Improvements, (Series C), (State Aid Withholding), 7.25%, 10/01/28	3,000,000	3,673,290

TOTAL SCHOOL DISTRICT		$12,193,585

TRANSPORTATION – 16.0%

Metropolitan Transportation Authority, NY, Revenue Bonds, Transit Improvements, (Series B), 5.00%, 11/15/22	1,000,000	1,123,800

Metropolitan Transportation Authority, NY Revenue, Revenue Refunding Bonds, Transit Improvements, (Series A), 5.00%, 11/15/25	1,405,000	1,614,837

Metropolitan Transportation Authority, NY Revenue, Revenue Refunding Bonds, Transit Improvements, (Series B), 5.00%, 11/15/29	2,000,000	2,245,820

Metropolitan Transportation Authority, NY Revenue, Revenue Refunding Bonds, Transit Improvements, (Series E), 5.00%, 11/15/28	2,000,000	2,254,520

Port Authority of New York & New Jersey, Refunding Revenue Bonds, Airport & Marina Improvements, (Series B), 5.00%, 12/01/23	4,000,000	4,780,240

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B)

5.00%, 11/15/25	1,000,000	1,186,550

5.00%, 11/15/28	1,500,000	1,736,190

TOTAL TRANSPORTATION		$14,941,957

WATER & SEWER – 8.0%

New York City, NY, Water & Sewer System, Refunding Revenue Bonds, (Series BB), 5.00%, 6/15/27	5,500,000	6,291,395

ANNUAL REPORT / April 30, 2014

63	PORTFOLIOS OF INVESTMENTS
Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

New York State Environmental Facilities Corp., Refunding Revenue Bonds, NYC Municipal Water, 5.00%, 6/15/17	$1,020,000	$1,159,852

TOTAL WATER & SEWER		$7,451,247

TOTAL NEW YORK		$91,649,450

TOTAL MUNICIPAL BONDS (COST $87,314,908)		$91,649,450

Description	Par Value	Value

MONEY MARKET FUND – 1.0%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	937,761	$937,761

TOTAL MONEY MARKET FUND (COST $937,761)		$937,761

TOTAL INVESTMENTS – 98.9% (COST $88,252,669)		$92,587,211

OTHER ASSETS LESS LIABILITIES – 1.1%		1,039,105

TOTAL NET ASSETS – 100.0%		$93,626,316

Cost of investments for Federal income tax purposes is $88,190,366. The net unrealized appreciation/(depreciation) of investments was $4,396,845. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,586,789 and net unrealized depreciation from investments for those securities having an excess of cost over value of $189,944.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$91,649,450	$—	$91,649,450
Money Market Fund	937,761	—	—	937,761

Total	$937,761	$91,649,450	$—	$92,587,211

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

64

NOTES TO PORTFOLIOS OF INVESTMENTS

Δ	Floating rate note with current rate and stated maturity date shown.

¿	The rate shown reflects the effective yield at purchase date.

Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2014, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Broad Market Bond Fund	$16,354,950	6.5%
Intermediate-Term Bond Fund	827,429	0.6%
Short-Term Corporate Bond Fund	4,447,333	2.6%

—	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2014, these restricted securities were as follows:

Security	Acquisition Date	Cost	Market Value	Percentage of Total Net Assets
Broad Market Bond Fund
Crown Castle Towers LLC	07/29/2010	$1,000,000	$1,066,342
Crown Castle Towers LLC	08/04/2010	1,003,370	1,066,342
Daimler Finance North America LLC	09/07/2011	247,588	266,077
Extended Stay America Trust 2013-ESH	01/25/2013	797,998	780,094
FMR LLC	10/28/2009	997,720	1,244,172
General Motors Co.	09/24/2013	2,000,000	2,197,500
Harley-Davidson Funding Corp.	11/19/2009	499,195	514,693
Hyundai Capital America	12/01/2011	248,878	267,099
Hyundai Capital America	09/24/2012	249,855	252,849
Hyundai Capital America	08/06/2013	574,666	584,021
Hyundai Capital Services, Inc.	03/06/2012	249,073	262,676
LA Areana Funding LLC	04/23/1999	1,005,651	1,137,566
Nabors Industries, Inc.	09/04/2013	799,536	817,973
NBCUniversal Enterprise, Inc.	03/20/2013	420,475	421,417
SLM Private Education Loan Trust	04/14/2011	347,188	350,141
Sysco Corp.	04/30/2014	2,999,992	2,999,992
Weatherford International Ltd.	04/30/2014	1,999,964	1,999,964
WM Wrigley Jr. Co.	10/17/2013	124,861	126,032
			$16,354,950	6.5%
Intermediate-Term Bond Fund
General Motors Financial Co., Inc.	09/24/2013	220,000	225,225
SLM Private Education Loan Trust	04/14/2011	347,188	350,141
WM Wrigley Jr. Co.	10/16/2013	249,722	252,063
			$827,429	0.6%
Short-Term Corporate Bond Fund
Extended Stay America Trust 2013-ESH	01/25/2013	503,736	492,434
Hyundai Capital America	08/06/2013	399,768	406,275
Hyundai Capital America	09/24/2012	249,855	252,849
Hyundai Motor Manufacturing Czech	04/15/2010	249,248	258,650
Nabors Industries, Inc.	09/04/2013	399,768	408,986
SLM Private Education Loan Trust	04/14/2011	462,918	466,854
Weatherford International Ltd.	04/30/2014	1,999,964	1,999,964
WM Wrigley Jr. Co.	10/17/2013	159,822	161,321
			$4,447,333	2.6%

ANNUAL REPORT / April 30, 2014

65	NOTES TO PORTFOLIOS OF INVESTMENTS

^	7-Day net yield.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

S	All or a portion of this security was segregated for extended settlement contracts.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

AGM – Assured Guaranty Municipal	GO – General Obligation

AMBAC – American Bond Assurance Corporation	GTD – Guaranteed

BKNT – Bank Note	IDA – Industrial Development Authority/Agency

CAPMAC – Capital Markets Assurance Corporation	LLC – Limited Liability Corporation

CIFG – CIFG Assurance North America, Inc.	LP – Limited Partnership

CMBS – Commercial Mortgage-Backed Securities	MTN – Medium Term Note

ETM – Escrowed to Maturity	NATL-RE – National Public Finance Guarantee Corporation

FGIC – Financial Guarantee Insurance Company	OBG – Obligation

FHA – Federal Housing Administration	PLC – Public Company Limited

FHLB – Federal Home Loan Bank	PSF – Permanent School Fund

FHLMC – Federal Home Loan Mortgage Corporation	Q-SBLF – Qualified School Bond Loan Fund

FNMA – Federal National Mortgage Association	REIT – Real Estate Investment Trust

FRN – Floating Rate Note	TBA – To Be Announced

GMTN –Global Medium Term Note	UPMC – University of Pittsburgh Medical Center

GNMA – Government National Mortgage Association

April 30, 2014 Annual Report /

STATEMENTS OF ASSETS AND LIABILITIES	66

April 30, 2014	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Corporate Bond Fund	Wilmington Short Duration Government Bond Fund
ASSETS:

Investments, at identified cost	$266,683,792	$149,582,761	$170,203,671	$93,735,557

Investments in securities, at value (Including $10,319,033, $10,270,993, $2,094,269 and $0 of securities on loan, respectively) (Note 2)	272,383,000	152,085,748	171,184,283	95,040,035
Cash	1,496,055	—	—	—
Interest receivable	1,650,537	1,013,428	1,130,123	275,140
Receivable for shares sold	608,505	156,596	224,524	88,449
Receivable for investments sold	9,433,163	2,019,019	—	466
Other assets	8,647	10,955	9,304	9,384

TOTAL ASSETS	285,579,907	155,285,746	172,548,234	95,413,474

LIABILITIES:
Payable for investments purchased	21,828,593	2,663,762	2,300,000	—
Collateral for securities on loan	10,591,137	10,542,833	2,167,931	—
Income distribution payable	508,824	210,849	109,660	165,003
Payable for shares redeemed	63,351	20,909	62,589	6,716
Payable for Trustees’ fees	56	56	57	56
Payable for distribution services fee	1,238	1,123	563	1,777
Payable for shareholder services fee	495	450	—	—
Other accrued expenses	78,078	51,309	65,698	52,086

TOTAL LIABILITIES	33,071,772	13,491,291	4,706,498	225,638

NET ASSETS	$252,508,135	$141,794,455	$167,841,736	$95,187,836

NET ASSETS CONSIST OF:

Paid-in capital	$246,268,964	$138,048,900	$166,253,964	$94,442,951
Undistributed (distributions in excess of) net investment income	52,413	13,616	—	321,741
Accumulated net realized gain (loss) on investments	487,550	1,228,952	607,160	(881,334)
Net unrealized appreciation (depreciation) of investments	5,699,208	2,502,987	980,612	1,304,478

TOTAL NET ASSETS	$252,508,135	$141,794,455	$167,841,736	$95,187,836

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$5,983,112	$5,278,679	$2,784,911	$8,000,767

Shares outstanding (unlimited shares authorized)	610,673	522,696	272,341	841,844

Net Asset Value per share	$9.80	$10.10	$10.23	$9.50

Offering price per share*	$10.26***	$10.58***	$10.41**	$9.67**

Class I
Net Assets	$246,525,023	$136,515,776	$165,056,825	$87,187,069

Shares outstanding (unlimited shares authorized)	25,589,703	13,510,717	16,137,293	9,156,045

Net Asset Value per share	$9.63	$10.10	$10.23	$9.52

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/98.25 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

67	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Wilmington	Wilmington	Wilmington
	Municipal	Maryland	New York
	Bond	Municipal Bond	Municipal Bond
April 30, 2014	Fund	Fund	Fund
ASSETS:
Investments, at identified cost	$211,978,053	$88,774,703	$88,252,669

Investments in securities, at value	220,615,612	91,120,967	92,587,211
Interest receivable	2,757,328	1,215,336	1,223,481
Due from advisor	490	—	—
Receivable for shares sold	163,671	130,994	98,112
Receivable for investments sold	2,425,148	3,444,480	—
Other assets	12,549	5,965	5,535

TOTAL ASSETS	225,974,798	95,917,742	93,914,339

LIABILITIES:
Payable for investments purchased	8,827,519	5,001,254	—
Income distribution payable	407,003	160,918	169,647
Payable for shares redeemed	52,485	1,126	69,664
Payable for Trustees’ fees	57	56	56
Payable for distribution services fee	3,511	5,682	4,993
Payable for shareholder services fee	—	681	—
Other accrued expenses	53,249	41,455	43,663

TOTAL LIABILITIES	9,343,824	5,211,172	288,023

NET ASSETS	$216,630,974	$90,706,570	$93,626,316

NET ASSETS CONSIST OF:

Paid-in capital	$207,582,272	$88,679,858	$91,362,074
Undistributed (distributions in excess of) net investment income	—	115,896	3
Accumulated net realized gain (loss) on investments	411,143	(435,448)	(2,070,303)
Net unrealized appreciation (depreciation) of investments	8,637,559	2,346,264	4,334,542

TOTAL NET ASSETS	$216,630,974	$90,706,570	$93,626,316

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$17,128,430	$27,734,240	$24,300,831

Shares outstanding (unlimited shares authorized)	1,278,389	2,785,946	2,301,246

Net Asset Value per share	$13.40	$9.96	$10.56

Offering price per share*	$14.03***	$10.43***	$11.06***

Class I
Net Assets	$199,502,544	$62,972,330	$69,325,485

Shares outstanding (unlimited shares authorized)	14,884,106	6,315,756	6,561,719

Net Asset Value per share	$13.40	$9.97	$10.57

*	See “How are Shares Priced?” in the Prospectus.
***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	68

			Wilmington	Wilmington
	Wilmington	Wilmington	Short-Term	Short Duration
	Broad Market	Intermediate-Term	Corporate Bond	Government Bond
Year Ended April 30, 2014	Bond Fund	Bond Fund	Fund	Fund
INVESTMENT INCOME:

Dividends	$ 1,627	$ 479	$ 1,100	$ 264

Interest	7,308,279	3,919,540	2,449,090	1,648,814

Securities lending income	28,630	23,008	15,661	—

TOTAL INVESTMENT INCOME	7,338,536	3,943,027	2,465,851	1,649,078

EXPENSES:

Investment advisory fee	1,200,841	860,819	841,174	563,091

Administrative personnel and services fee	64,238	45,970	45,076	30,214

Portfolio accounting, administration and custodian fees	91,382	71,371	67,679	52,370

Transfer and dividend disbursing agent fees and expenses	104,688	16,623	105,804	28,093

Trustees’ fees	29,266	29,267	29,217	29,446

Professional fees	68,470	67,379	64,941	66,516

Distribution services fee—Class A	16,218	18,227	6,284	38,382

Shareholder services fee—Class A	14,878	15,457	7,245	38,382

Shareholder services fee— Class I	584,178	412,182	413,341	243,163

Share registration costs	23,036	25,330	19,924	24,392

Printing and postage	7,294	85	18,732	160

Miscellaneous	30,103	23,939	25,930	21,820

TOTAL EXPENSES	2,234,592	1,586,649	1,645,347	1,136,029

WAIVERS AND REIMBURSEMENTS:

Waiver/reimbursement by investment advisor	(58,225)	(107,801)	(192,245)	(95,380)

Waiver of shareholder services fee—Class A	(9,745)	(10,936)	(7,245)	(38,382)

Waiver of shareholder services fee—Class I	(584,178)	(412,182)	(413,341)	(243,163)

TOTAL WAIVERS AND REIMBURSEMENTS	(652,148)	(530,919)	(612,831)	(376,925)

Net expenses	1,582,444	1,055,730	1,032,516	759,104

Net investment income (loss)	5,756,092	2,887,297	1,433,335	889,974

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	1,506,274	3,297,446	758,765	670,164

Net change in unrealized appreciation (depreciation) of investments	(8,193,649)	(7,248,008)	(767,735)	(1,932,852)

Net realized and unrealized gain (loss) on investments	(6,687,375)	(3,950,562)	(8,970)	(1,262,688)

Change in net assets resulting from operations	$ (931,283)	$(1,063,265)	$1,424,365	$ (372,714)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

69	STATEMENTS OF OPERATIONS (concluded)

		Wilmington	Wilmington
	Wilmington	Maryland	New York
	Municipal Bond	Municipal Bond	Municipal Bond
Year Ended April 30, 2014	Fund	Fund	Fund

INVESTMENT INCOME:

Dividends	$ 1	$ —	$ —

Interest	6,613,257	2,415,116	2,587,531

TOTAL INVESTMENT INCOME	6,613,258	2,415,116	2,587,531

EXPENSES:

Investment advisory fee	1,156,510	479,961	490,830

Administrative personnel and services fee	62,156	25,833	26,450

Portfolio accounting, administration and custodian fees	94,212	46,636	35,693

Transfer and dividend disbursing agent fees and expenses	17,966	11,528	18,693

Trustees’ fees	28,619	29,214	29,462

Professional fees	73,521	62,059	62,413

Distribution services fee—Class A	44,422	72,584	64,932

Shareholder services fee—Class A	44,422	72,968	64,932

Shareholder services fee— Class I	533,831	166,492	180,482

Share registration costs	18,416	11,914	6,408

Printing and postage	147	486	5,180

Miscellaneous	25,541	17,567	18,838

TOTAL EXPENSES	2,099,763	997,242	1,004,313

WAIVERS AND REIMBURSEMENTS:

Waiver/reimbursement by investment advisor	(66,489)	(42,050)	(114,787)

Waiver of shareholder services fee—Class A	(44,422)	(64,669)	(64,932)

Waiver of shareholder services fee—Class I	(533,831)	(166,492)	(180,482)

TOTAL WAIVERS AND REIMBURSEMENTS	(644,742)	(273,211)	(360,201)

Net expenses	1,455,021	724,031	644,112

Net investment income (loss)	5,158,237	1,691,085	1,943,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	405,169	(380,111)	(444,597)

Net change in unrealized appreciation (depreciation) of investments	(5,734,444)	(2,218,218)	(1,760,539)

Net realized and unrealized gain (loss) on investments	(5,329,275)	(2,598,329)	(2,205,136)

Change in net assets resulting from operations	$ (171,038)	$ (907,244)	$ (261,717)

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	70

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$ 5,756,092	$ 7,617,152	$ 2,887,297	$ 4,919,039
Net realized gain (loss) on investments	1,506,274	6,762,586	3,297,446	5,203,367
Net change in unrealized appreciation (depreciation) of investments	(8,193,649)	(1,719,094)	(7,248,008)	(2,460,544)

Change in net assets resulting from operations	(931,283)	12,660,644	(1,063,265)	7,661,862

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(150,759)	(181,722)	(109,480)	(205,115)
Class C	—	—	—	(10,329)
Class I	(6,144,802)	(7,984,284)	(2,990,544)	(4,848,047)
Distributions from net realized gain on investments
Class A	(97,771)	(135,577)	(195,175)	(180,045)
Class C	—	—	—	(16,895)
Class I	(3,020,042)	(5,425,335)	(4,510,730)	(3,368,228)

Change in net assets resulting from distributions to shareholders	(9,413,374)	(13,726,918)	(7,805,929)	(8,628,659)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	397,474	1,134,080	406,678	1,255,340
Class C	—	—	—	145,702
Class I	103,588,127	71,265,641	15,145,445	25,564,738
Proceeds from exchange of Class C for Class A
Class A	—	—	—	717,567(a)
Class C	—	—	—	(717,567)(a)
Distributions reinvested
Class A	202,092	255,335	262,321	318,516
Class C	—	—	—	24,258
Class I	6,401,734	9,463,910	5,381,943	5,278,968
Cost of shares redeemed
Class A	(1,289,768)	(2,851,238)	(4,718,243)	(5,457,857)
Class C	—	—	—	(817,746)
Class I	(128,571,321)	(96,483,813)	(77,116,045)	(81,789,148)

Change in net assets resulting from share transactions	(19,271,662)	(17,216,085)	(60,637,901)	(55,477,229)

Change in net assets	(29,616,319)	(18,282,359)	(69,507,095)	(56,444,026)
NET ASSETS:
Beginning of year	282,124,454	300,406,813	211,301,550	267,745,576

End of year	$252,508,135	$282,124,454	$141,794,455	$211,301,550

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$ 52,413	$ 213,664	$ 13,616	$ 96,315

ANNUAL REPORT / April 30, 2014

71	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	39,734	110,462	39,572	117,911
Class C	—	—	—	13,556
Class I	10,775,486	7,064,293	1,480,562	2,403,713
Shares exchanged
Class A	—	—	—	67,154(a)
Class C	—	—	—	(67,009)(a)
Distributions reinvested
Class A	20,770	24,906	25,907	29,932
Class C	—	—	—	2,275
Class I	669,184	939,016	532,221	495,961
Shares redeemed
Class A	(131,826)	(277,557)	(461,039)	(514,348)
Class C	—	—	—	(76,818)
Class I	(13,300,706)	(9,563,559)	(7,515,739)	(7,680,421)

Net change resulting from share transactions	(1,927,358)	(1,702,439)	(5,898,516)	(5,208,094)

(a)	On April 13, 2013, Class C shares of the Fund were terminated after the conversion to Class A shares of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	72

	Wilmington Short-Term Corporate Bond Fund		Wilmington Short Duration Government Bond Fund

	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$ 1,433,335	$ 2,114,938	$ 889,974	$ 1,867,915
Net realized gain (loss) on investments	758,765	1,824,790	670,164	1,278,289
Net change in unrealized appreciation (depreciation) of investments	(767,735)	(333,334)	(1,932,852)	(1,438,262)

Change in net assets resulting from operations	1,424,365	3,606,394	(372,714)	1,707,942

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(21,534)	(35,543)	(207,774)	(325,374)
Class C	—	(508)	—	(5,073)
Class I	(1,585,102)	(2,151,733)	(1,603,615)	(2,289,679)
Distributions from net realized gain on investments
Class A	(26,033)	(7,776)	—	(92,383)
Class C	—	(797)	—	(2,856)
Class I	(1,316,952)	(463,007)	—	(505,332)

Change in net assets resulting from distributions to shareholders	(2,949,621)	(2,659,364)	(1,811,389)	(3,220,697)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,557,418	904,288	189,767	1,320,956
Class C	—	46,550	—	50,386
Class I	71,435,316	64,351,456	10,387,858	17,403,153
Proceeds from exchange of Class C for Class A
Class A	—	215,042(a)	—	480,225(a)
Class C	—	(215,042)(a)	—	(480,225)(a)
Distributions reinvested
Class A	28,820	30,304	143,801	277,192
Class C	—	598	—	5,458
Class I	1,857,787	1,553,005	824,377	1,449,747
Cost of shares redeemed
Class A	(1,897,685)	(6,950,038)	(12,153,718)	(4,555,497)
Class C	—	(179,893)	—	(504,605)
Class I	(89,330,926)	(73,425,311)	(32,191,213)	(58,941,821)

Change in net assets resulting from share transactions	(16,349,270)	(13,669,041)	(32,799,128)	(43,495,031)

Change in net assets	(17,874,526)	(12,722,011)	(34,983,231)	(45,007,786)
NET ASSETS:
Beginning of year	185,716,262	198,438,273	130,171,067	175,178,853

End of year	$167,841,736	$185,716,262	$ 95,187,836	$130,171,067

Undistributed net investment income included in net assets at end of year	$ —	$ 24,473	$ 321,741	$ 450,252

ANNUAL REPORT / April 30, 2014

73	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Corporate Bond Fund			Wilmington Short Duration Government Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013		Year Ended April 30, 2014	Year Ended April 30, 2013
SHARES OF BENEFICIAL INTEREST:

Shares sold

Class A	151,906	87,780		19,832	135,272

Class C	—	4,505		—	5,184

Class I	6,975,513	6,243,916		1,084,517	1,780,447

Shares exchanged

Class A	—	21,187	(a)	—	46,460	(a)

Class C	—	(21,164)	(a)	—	(46,361)	(a)

Distributions reinvested

Class A	2,817	2,943		15,039	28,420

Class C	—	58		—	558

Class I	181,585	150,670		86,093	148,318

Shares redeemed

Class A	(185,398)	(675,978)		(1,272,808)	(467,422)

Class C	—	(17,441)		—	(51,669)

Class I	(8,698,195)	(7,120,728)		(3,357,418)	(6,024,162)

Net change resulting from share transactions	(1,571,772)	(1,324,252)		(3,424,745)	(4,444,955)

(a)	On April 13, 2013, Class C shares of the Fund were terminated after the conversion to Class A shares of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	74

	Wilmington Municipal Bond Fund		Wilmington Maryland Municipal Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$5,158,237	$3,995,601	$1,691,085	$1,899,811
Net realized gain (loss) on investments	405,169	3,289,820	(380,111)	1,789,143
Net change in unrealized appreciation (depreciation) of investments	(5,734,444)	(1,338,347)	(2,218,218)	(267,207)

Change in net assets resulting from operations	(171,038)	5,947,074	(907,244)	3,421,747

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(355,276)	(203,271)	(482,317)	(540,025)
Class I	(4,799,158)	(3,789,729)	(1,277,303)	(1,361,347)
Distributions from net realized gain on investments
Class A	(160,333)	(27,705)	(239,214)	(131,453)
Class I	(1,925,141)	(3,351,722)	(545,426)	(280,965)

Change in net assets resulting from distributions to shareholders	(7,239,908)	(7,372,427)	(2,544,260)	(2,313,790)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	420,090	1,176,614	496,502	787,780
Class I	29,110,066	60,509,663	3,500,867	6,718,543
Proceeds from shares issued in connection with Reorganization (Note 8)
Class A	—	28,984,371	—	—
Class I	—	88,406,939	—	—
Distributions reinvested
Class A	364,230	129,119	571,528	512,136
Class I	2,755,866	3,959,423	673,628	418,813
Cost of shares redeemed
Class A	(4,519,792)	(9,244,980)	(5,713,236)	(4,271,066)
Class I	(73,438,014)	(49,863,029)	(12,278,316)	(9,869,369)

Change in net assets resulting from share transactions	(45,307,554)	124,058,120	(12,749,027)	(5,703,163)

Change in net assets	(52,718,500)	122,632,767	(16,200,531)	(4,595,206)
NET ASSETS:
Beginning of year	269,349,474	146,716,707	106,907,101	111,502,307

End of year	$216,630,974	$269,349,474	$90,706,570	$106,907,101

Undistributed net investment income included in net assets at end of year	$—	$(235)	$115,896	$68,422

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	31,677	85,294	49,659	76,733
Class I	2,196,580	4,390,600	352,443	654,857
Shares issued in connection with Reorganization (Note 8)
Class A	—	2,089,295	—	—
Class I	—	6,370,639	—	—
Distributions reinvested
Class A	27,613	9,410	58,022	49,811
Class I	209,590	285,685	68,550	40,517
Shares redeemed
Class A	(339,715)	(676,526)	(580,054)	(416,363)
Class I	(5,542,848)	(3,613,370)	(1,245,880)	(960,347)

Net change resulting from share transactions	(3,417,103)	8,941,027	(1,297,260)	(554,792)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

75	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$1,943,419	$2,288,998
Net realized gain (loss) on investments	(444,597)	1,653,399
Net change in unrealized appreciation (depreciation) of investments	(1,760,539)	(31,655)

Change in net assets resulting from operations	(261,717)	3,910,742

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(472,576)	(640,368)
Class I	(1,495,704)	(1,641,762)

Change in net assets resulting from distributions to shareholders	(1,968,280)	(2,282,130)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	59,253	567,278
Class I	13,374,234	18,652,117
Distributions reinvested
Class A	317,176	440,175
Class I	771,233	812,318
Cost of shares redeemed
Class A	(6,715,267)	(5,368,705)
Class I	(21,660,012)	(17,034,370)

Change in net assets resulting from share transactions	(13,853,383)	(1,931,187)

Change in net assets	(16,083,380)	(302,575)
NET ASSETS:
Beginning of year	109,709,696	110,012,271

End of year	$93,626,316	$109,709,696

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3	$24,864

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	5,721	53,037
Class I	1,281,297	1,742,747
Distributions reinvested
Class A	30,500	41,142
Class I	74,111	75,842
Shares redeemed
Class A	(639,851)	(502,211)
Class I	(2,086,881)	(1,592,521)

Net change resulting from share transactions	(1,335,103)	(181,964)

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	76

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.19	$10.23	$10.16	$10.05	$9.24
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.20	0.23	0.32	0.38	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	0.17	0.33	0.26	0.81

Total Income (Loss) From Operations	(0.01)	0.40	0.65	0.64	1.20

Less Distributions From:
Net Investment Income	(0.23)	(0.25)	(0.33)	(0.38)	(0.39)
Net Realized Gains	(0.15)	(0.19)	(0.25)	(0.15)	—

Total Distributions	(0.38)	(0.44)	(0.58)	(0.53)	(0.39)

Net Asset Value, End of Year	$9.80	$10.19	$10.23	$10.16	$10.05

Total Return(b)	(0.03)%	3.93%	6.54%	6.50%	13.13%
Net Assets, End of Year (000’s)	$5,983	$6,951	$8,431	$6,602	$6,289
Ratios to Average Net Assets
Gross Expense	1.15%	1.17%	1.25%	1.28%	1.26%
Net Expenses(c)	0.98%	0.99%	1.00%	1.00%	0.84%
Net Investment Income (Loss)	2.09%	2.23%	3.12%	3.76%	4.00%
Portfolio Turnover Rate	113%	106%	93%	128%	142%

CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.03	$10.07	$10.01	$9.90	$9.10
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.26	0.35	0.41	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)	0.17	0.32	0.26	0.80

Total Income (Loss) From Operations	0.01	0.43	0.67	0.67	1.20

Less Distributions From:
Net Investment Income	(0.26)	(0.28)	(0.36)	(0.41)	(0.40)
Net Realized Gains	(0.15)	(0.19)	(0.25)	(0.15)	—

Total Distributions	(0.41)	(0.47)	(0.61)	(0.56)	(0.40)

Net Asset Value, End of Year	$9.63	$10.03	$10.07	$10.01	$9.90

Total Return(b)	0.16%	4.32%	6.90%	6.93%	13.39%
Net Assets, End of Year (000’s)	$246,525	$275,173	$291,976	$209,386	$205,794
Ratios to Average Net Assets
Gross Expense	0.92%	0.92%	1.00%	1.03%	1.01%
Net Expenses(c)	0.65%	0.64%	0.66%	0.66%	0.64%
Net Investment Income (Loss)	2.41%	2.57%	3.47%	4.12%	4.21%
Portfolio Turnover Rate	113%	106%	93%	128%	142%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

77	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.60	$10.64	$10.76	$10.63	$9.96
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.14	0.18	0.24	0.34	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	0.13	0.28	0.24	0.68

Total Income (Loss) From Operations	(0.05)	0.31	0.52	0.58	1.11

Less Distributions From:
Net Investment Income	(0.15)	(0.19)	(0.25)	(0.35)	(0.44)
Net Realized Gains	(0.30)	(0.16)	(0.39)	(0.10)	—

Total Distributions	(0.45)	(0.35)	(0.64)	(0.45)	(0.44)

Net Asset Value, End of Year	$10.10	$10.60	$10.64	$10.76	$10.63

Total Return(b)	(0.40)%	2.90%	4.96%	5.51%	11.33%
Net Assets, End of Year (000’s)	$5,279	$9,730	$12,961	$6,744	$5,777
Ratios to Average Net Assets
Gross Expense	1.12%	1.14%	1.35%	1.43%	1.41%
Net Expenses(c)	0.91%	0.94%	1.00%	1.01%	0.87%
Net Investment Income (Loss)	1.38%	1.69%	2.22%	3.18%	4.23%
Portfolio Turnover Rate	43%	52%	253%	485%	164%

CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.60	$10.65	$10.77	$10.64	$9.96
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17	0.22	0.28	0.38	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.11	0.27	0.24	0.67

Total Income (Loss) From Operations	(0.01)	0.33	0.55	0.62	1.14

Less Distributions From:
Net Investment Income	(0.19)	(0.22)	(0.28)	(0.39)	(0.46)
Net Realized Gains	(0.30)	(0.16)	(0.39)	(0.10)	—

Total Distributions	(0.49)	(0.38)	(0.67)	(0.49)	(0.46)

Net Asset Value, End of Year	$10.10	$10.60	$10.65	$10.77	$10.64

Total Return(b)	(0.09)%	3.15%	5.33%	5.96%	11.62%
Net Assets, End of Year (000’s)	$136,516	$201,572	$253,419	$107,625	$122,553
Ratios to Average Net Assets
Gross Expense	0.91%	0.89%	1.09%	1.17%	1.15%
Net Expenses(c)	0.60%	0.60%	0.64%	0.66%	0.63%
Net Investment Income (Loss)	1.69%	2.03%	2.58%	3.54%	4.49%
Portfolio Turnover Rate	43%	52%	253%	485%	164%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	78

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM CORPORATE BOND FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.33	$10.28	$10.29	$10.21	$9.89
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.07	0.09	0.12	0.16	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.00 (b)	0.08	0.03	0.10	0.33

Total Income (Loss) From Operations	0.07	0.17	0.15	0.26	0.54

Less Distributions From:
Net Investment Income	(0.08)	(0.09)	(0.12)	(0.17)	(0.22)
Net Realized Gains	(0.09)	(0.03)	(0.04)	(0.01)	—

Total Distributions	(0.17)	(0.12)	(0.16)	(0.18)	(0.22)

Net Asset Value, End of Year	$10.23	$10.33	$10.28	$10.29	$10.21

Total Return(c)	0.68%	1.66%	1.48%	2.57%	5.47%
Net Assets, End of Year (000’s)	$2,785	$3,129	$8,912	$11,905	$5,461
Ratios to Average Net Assets
Gross Expense	1.19%	1.20%	1.37%	1.45%	1.49%
Net Expenses(d)	0.83%	0.86%	0.86%	0.86%	0.92%
Net Investment Income (Loss)	0.64%	0.89%	1.16%	1.57%	2.04%
Portfolio Turnover Rate	196%	110%	73%	142%	81%

CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.33	$10.28	$10.29	$10.21	$9.89
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.12	0.15	0.18	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.00 (b)	0.08	0.03	0.10	0.32

Total Income (Loss) From Operations	0.09	0.20	0.18	0.28	0.55

Less Distributions From:
Net Investment Income	(0.10)	(0.12)	(0.15)	(0.19)	(0.23)
Net Realized Gains	(0.09)	(0.03)	(0.04)	(0.01)	—

Total Distributions	(0.19)	(0.15)	(0.19)	(0.20)	(0.23)

Net Asset Value, End of Year	$10.23	$10.33	$10.28	$10.29	$10.21

Total Return(c)	0.90%	1.91%	1.74%	2.83%	5.66%
Net Assets, End of Year (000’s)	$165,057	$182,588	$189,176	$176,531	$108,636
Ratios to Average Net Assets
Gross Expense	0.97%	0.96%	1.11%	1.20%	1.22%
Net Expenses(d)	0.61%	0.61%	0.61%	0.61%	0.71%
Net Investment Income (Loss)	0.86%	1.12%	1.42%	1.81%	2.32%
Portfolio Turnover Rate	196%	110%	73%	142%	81%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

79	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

CLASS A	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Year	$9.68	$9.79	$9.87	$9.90		$9.90
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05	0.10	0.16	0.21	(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	(0.02)	(0.02)	0.00	(b)(c)	0.01

Total Income (Loss) From Operations	(0.05)	0.08	0.14	0.21		0.31

Less Distributions From:
Net Investment Income	(0.13)	(0.15)	(0.22)	(0.24)		(0.31)
Net Realized Gains	—	(0.04)	—	—		—

Total Distributions	(0.13)	(0.19)	(0.22)	(0.24)		(0.31)

Net Asset Value, End of Year	$9.50	$9.68	$9.79	$9.87		$9.90

Total Return(d)	(0.47)%	0.82%	1.40%	2.10%		3.15%
Net Assets, End of Year (000’s)	$8,001	$20,136	$22,874	$16,848		$10,680
Ratios to Average Net Assets
Gross Expense	1.22%	1.20%	1.27%	1.36%		1.36%
Net Expenses(e)	0.89%	0.89%	0.88%	0.89%		0.86%
Net Investment Income (Loss)	0.56%	1.02%	1.65%	2.09	%(b)	3.04%
Portfolio Turnover Rate	27%	31%	131%	255%		164%
CLASS I	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Year	$9.70	$9.81	$9.89	$9.92		$9.92
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.12	0.18	0.23	(b)	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	(0.02)	(0.02)	0.00	(b)(c)	0.00(c)

Total Income (Loss) From Operations	(0.02)	0.10	0.16	0.23		0.32

Less Distributions From:
Net Investment Income	(0.16)	(0.17)	(0.24)	(0.26)		(0.32)
Net Realized Gains	—	(0.04)	—	—		—

Total Distributions	(0.16)	(0.21)	(0.24)	(0.26)		(0.32)

Net Asset Value, End of Year	$9.52	$9.70	$9.81	$9.89		$9.92

Total Return(d)	(0.21)%	1.07%	1.66%	2.35%		3.32%
Net Assets, End of Year (000’s)	$87,187	$110,035	$151,399	$83,037		$77,725
Ratios to Average Net Assets
Gross Expense	0.97%	0.94%	1.01%	1.11%		1.11%
Net Expenses(e)	0.64%	0.64%	0.63%	0.64%		0.65%
Net Investment Income (Loss)	0.83%	1.27%	1.85%	2.34	%(b)	3.25%
Portfolio Turnover Rate	27%	31%	131%	255%		164%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income per share and net realized and unrealized gain (loss) per share were (decreased)/increased by ($0.03) and $0.03, respectively, to reflect amortization adjustments and paydown losses. A corresponding adjustment was made to decrease the net investment income ratio by 0.27%.
(c)	Represents less than $0.005.
(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See	Notes which are an integral part of the Financial Statements

April	30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	80

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND†

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$13.75	$13.79	$13.18		$13.22	$12.64	$12.79
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.27	0.24	0.29		0.42	0.46	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.27	0.78		0.04	0.61	(0.10)

Total Income (Loss) From Operations	0.04	0.51	1.07		0.46	1.07	0.37

Less Distributions From:
Net Investment Income	(0.27)	(0.24)	(0.29)		(0.42)	(0.46)	(0.47)
Net Realized Gains	(0.12)	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)

Total Distributions	(0.39)	(0.55)	(0.46)		(0.50)	(0.49)	(0.52)

Net Asset Value, End of Period	$13.40	$13.75	$13.79		$13.18	$13.22	$12.64

Total Return(b)	0.37%	3.74%	8.18%		3.56%	8.57%	3.04%
Net Assets, End of Period (000’s)	$17,128	$21,435	$708		$758	$579	$164
Ratios to Average Net Assets
Gross Expense	1.14%	1.13%	0.92%	(c)	0.86%	0.85%	0.87%
Net Expenses(d)	0.86%	0.86%	0.87%	(c)	0.86%	0.85%	0.87%
Net Investment Income (Loss)	2.00%	1.74%	2.56%	(c)	3.20%	3.55%	3.50%
Portfolio Turnover Rate	38%	38%	52%		30%	44%	19%
CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$13.76	$13.79	$13.19		$13.22	$12.64	$12.79
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.30	0.28	0.32		0.45	0.49	0.50
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.28	0.77		0.05	0.61	(0.10)

Total Income (Loss) From Operations	0.06	0.56	1.09		0.50	1.10	0.40

Less Distributions From:
Net Investment Income	(0.30)	(0.28)	(0.32)		(0.45)	(0.49)	(0.50)
Net Realized Gains	(0.12)	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)

Total Distributions	(0.42)	(0.59)	(0.49)		(0.53)	(0.52)	(0.55)

Net Asset Value, End of Period	$13.40	$13.76	$13.79		$13.19	$13.22	$12.64

Total Return(b)	0.55%	4.06%	8.33%		3.90%	8.84%	3.27%
Net Assets, End of Period (000’s)	$199,503	$247,914	$146,009		$141,519	$166,253	$135,073
Ratios to Average Net Assets
Gross Expense	0.89%	0.90%	0.68%	(c)	0.61%	0.60%	0.62%
Net Expenses(d)	0.61%	0.61%	0.62%	(c)	0.61%	0.60%	0.62%
Net Investment Income (Loss)	2.25%	2.01%	2.80%	(c)	3.44%	3.79%	3.99%
Portfolio Turnover Rate	38%	38%	52%		30%	44%	19%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
*	Year end changed from June 30 to April 30.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

See	Notes which are an integral part of the Financial Statements.

ANNUAL REPORT / April 30, 2014

81	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MARYLAND MUNICIPAL BOND FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.27	$10.17	$9.77	$9.98	$9.50
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.16	0.16	0.34	0.36	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.14	0.40	(0.21)	0.49

Total Income (Loss) From Operations	(0.07)	0.30	0.74	0.15	0.87

Less Distributions From:
Net Investment Income	(0.16)	(0.16)	(0.34)	(0.36)	(0.39)
Net Realized Gains	(0.08)	(0.04)	—	—	—

Total Distributions	(0.24)	(0.20)	(0.34)	(0.36)	(0.39)

Net Asset Value, End of Year	$9.96	$10.27	$10.17	$9.77	$9.98

Total Return(b)	(0.56)%	2.92%	7.71%	1.54%	9.24%
Net Assets, End of Year (000’s)	$27,734	$33,461	$36,079	$34,550	$42,303
Ratios to Average Net Assets
Gross Expense	1.21%	1.19%	1.36%	1.38%	1.38%
Net Expenses(c)	0.95%	0.95%	0.94%	0.94%	0.82%
Net Investment Income (Loss)	1.57%	1.53%	3.41%	3.62%	3.90%
Portfolio Turnover Rate	23%	41%	34%	6%	8%
CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.29	$10.18	$9.79	$9.99	$9.51
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.19	0.37	0.39	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.15	0.39	(0.20)	0.48

Total Income (Loss) From Operations	(0.05)	0.34	0.76	0.19	0.88

Less Distributions From:
Net Investment Income	(0.19)	(0.19)	(0.37)	(0.39)	(0.40)
Net Realized Gains	(0.08)	(0.04)	—	—	—

Total Distributions	(0.27)	(0.23)	(0.37)	(0.39)	(0.40)

Net Asset Value, End of Year	$9.97	$10.29	$10.18	$9.79	$9.99

Total Return(b)	(0.38)%	3.31%	7.89%	1.90%	9.33%
Net Assets, End of Year (000’s)	$62,972	$73,446	$75,423	$78,912	$85,039
Ratios to Average Net Assets
Gross Expense	0.96%	0.94%	1.11%	1.13%	1.13%
Net Expenses(c)	0.67%	0.67%	0.66%	0.67%	0.70%
Net Investment Income (Loss)	1.85%	1.81%	3.69%	3.90%	4.02%
Portfolio Turnover Rate	23%	41%	34%	6%	8%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See	Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	82

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.75	$10.59	$10.08	$10.25	$9.89
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.19	0.21	0.28	0.35	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	0.16	0.51	(0.16)	0.36

Total Income (Loss) From Operations	0.00	0.37	0.79	0.19	0.71

Less Distributions From:
Net Investment Income	(0.19)	(0.21)	(0.28)	(0.36)	(0.35)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.19)	(0.21)	(0.28)	(0.36)	(0.35)

Net Asset Value, End of Year	$10.56	$10.75	$10.59	$10.08	$10.25

Total Return(b)	0.04%	3.48%	7.99%	1.83%	7.28%
Net Assets, End of Year (000’s)	$24,301	$31,239	$35,099	$34,107	$40,748
Ratios to Average Net Assets
Gross Expense	1.21%	1.20%	1.36%	1.40%	1.40%
Net Expenses(c)	0.84%	0.84%	0.84%	0.84%	0.80%
Net Investment Income (Loss)	1.79%	1.94%	2.73%	3.47%	3.42%
Portfolio Turnover Rate	34%	41%	87%	67%	64%
CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.76	$10.60	$10.08	$10.26	$9.89
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.23	0.31	0.38	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.16	0.52	(0.18)	0.37

Total Income (Loss) From Operations	0.03	0.39	0.83	0.20	0.73

Less Distributions From:
Net Investment Income	(0.22)	(0.23)	(0.31)	(0.38)	(0.36)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.22)	(0.23)	(0.31)	(0.38)	(0.36)

Net Asset Value, End of Year	$10.57	$10.76	$10.60	$10.08	$10.26

Total Return(b)	0.30%	3.74%	8.33%	1.97%	7.54%
Net Assets, End of Year (000’s)	$69,325	$78,471	$74,913	$68,919	$67,239
Ratios to Average Net Assets
Gross Expense	0.96%	0.95%	1.11%	1.15%	1.15%
Net Expenses(c)	0.59%	0.59%	0.59%	0.59%	0.64%
Net Investment Income (Loss)	2.05%	2.18%	2.99%	3.71%	3.58%
Portfolio Turnover Rate	34%	41%	87%	67%	64%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See	Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

83	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2014

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 7 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 16 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, preservation of capital.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d)  Diversified

(n)  Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

On April 13, 2013, Class C shares of the Intermediate-Term Bond, Short-Term Corporate Bond and Short Duration Government Bond Funds were terminated after the conversion to Class A of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•  investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•  for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2014, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	84

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Broad Market Bond Fund
Citigroup Global Markets, Inc.	$2,515,398	$2,515,398	$—	$—
Daiwa Capital Markets America	2,515,398	2,515,398	—	—
HSBC Securities USA, Inc.	2,515,398	2,515,398	—	—
Nomura Securities International, Inc.	529,545	529,545	—	—
RBS Securities, Inc.	2,515,398	2,515,398	—	—

	$10,591,137	$10,591,137	$—	$—

Intermediate-Term Bond Fund
Citigroup Global Markets, Inc.	$2,503,926	$2,503,926	$—	$—
Daiwa Capital Markets America	2,503,926	2,503,926	—	—
HSBC Securities USA, Inc.	2,503,926	2,503,926	—	—
Nomura Securities International, Inc.	527,129	527,129	—	—
RBS Securities, Inc.	2,503,926	2,503,926	—	—

	$10,542,833	$10,542,833	$—	$—

Short-Term Corporate Bond Fund
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	$—	$—
Nomura Securities International, Inc.	$167,931	$167,931	—	—
RBC Capital Markets LLC	1,000,000	1,000,000	—	—

	$2,167,931	$2,167,931	$—	$—

(1)Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Inflation/deflation adjustments on Treasury Inflation–Protected Securities are included in interest income. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

ANNUAL REPORT / April 30, 2014

85	NOTES TO FINANCIAL STATEMENTS (continued)

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transactions as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest of the settlement date. Losses may occur due to the fact the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Short Duration Government Bond Fund, Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2014.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	86

At April 30, 2014, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$10,319,033	$10,319,033	$—

Intermediate-Term Bond Fund	10,270,993	10,270,993	—

Short-Term Corporate Bond Fund	2,094,269	2,094,269	—

(1)Collateral with a value of $10,591,137, $10,542,833 and $2,167,931, respectively, has been received in connection with securities lending transactions.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses, market discount reclass, discount accretion/premium amortization on debt securities, capital gain or loss as a result of paydown activity, and distributions recognition on income distribution payable. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2013, 2012, and 2011, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$378,218	$(378,218)

Intermediate-Term Bond Fund	—	130,028	(130,028)

Short-Term Corporate Bond Fund	—	148,828	(148,828)

Short Duration Government Bond Fund	(1,434,935)	792,904	642,031

Municipal Bond Fund	—	(3,568)	3,568

Maryland Municipal Bond Fund	—	116,009	(116,009)

The tax character of distributions for the corresponding years as reported on the Statements of Changes in Net Assets were as follows:

	2014		2013
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Broad Market Bond Fund	$6,683,784	$2,729,590	$10,116,058	$3,610,860

Intermediate-Term Corporate Bond Fund	3,282,561	4,523,368	6,535,290	2,093,369

Short-Term Corporate Bond Fund	2,059,726	889,895	2,501,043	158,321

Short Duration Government Bond Fund	1,811,389	—	2,620,248	600,449

Municipal Bond Fund	5,640,269**	1,599,639	4,924,173***	2,448,254

Maryland Municipal Bond Fund	1,759,657**	784,603	1,901,372***	412,418

New York Municipal Bond Fund	1,968,280**	—	2,282,130***	—

*     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**   Included in this amount is tax exempt income of $5,095,492, $1,759,657 and $1,968,280, respectively.

***Included in this amount is tax exempt income of $3,946,261, $1,863,194 and $2,282,130, respectively.

ANNUAL REPORT / April 30, 2014

87	NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ (Over Distributed) Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Broad Market Bond Fund	$561,237	$487,550	$(508,824)	$5,699,208	$—-

Intermediate-Term Bond Fund	224,465	1,233,725	(210,849)	2,498,214	—

Short-Term Corporate Bond Fund	280,039	440,572	(109,660)	976,821	—-

Short Duration Government Bond Fund	486,744	—	(165,004)	1,304,357	(881,212)

Municipal Bond Fund	407,003	411,142	(407,002)	8,637,559	—-

Maryland Municipal Bond Fund	276,814	—	(160,915)	2,405,949	(495,136)

New York Municipal Bond Fund	169,650	—	(169,647)	4,396,845	(2,132,606)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2014, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

						Short-Term	Long-Term	Total Capital
	Capital Loss Available Through					Post-Effective	Post-Effective	Loss
Fund	2015	2016	2017	2018	2019	No Expiration	No Expiration	Carryforwards
Short Duration Government Bond Fund	$129,435	$—	$—	$—	$108,426	$628,801	$14,550	$881,212

Maryland Municipal Bond Fund	—	—	—	—	—	354,088	141,048	495,136

New York Municipal Bond Fund	—	—	—	1,688,009	—	444,597	—	2,132,606

The Funds did not use any capital loss carryforwards to offset taxable capital gains realized during the year ended April 30, 2014:

The Short Duration Government Bond Fund expired capital loss carryforwards in the amount of $1,434,935.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.50%

Intermediate-Term Bond Fund	0.50%

Short-Term Corporate Bond Fund	0.50%

Short Duration Government Bond Fund	0.50%

Municipal Bond Fund	0.50%

Maryland Municipal Bond Fund	0.50%

New York Municipal Bond Fund	0.50%

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2015, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	88

	Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	1.00%	0.65%
Intermediate-Term Bond Fund	0.95%	0.60%
Short-Term Corporate Bond Fund	0.86%	0.61%
Short Duration Government Bond Fund	0.89%	0.64%
Municipal Bond Fund	0.86%	0.61%
Maryland Municipal Bond Fund	0.95%	0.67%
New York Municipal Bond Fund	0.84%	0.59%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

On September 30, 2013, the Board of Trustees voted to change the fee schedule for WFMC. Prior to October 1, 2013, these services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2014, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares for the sale, distribution, administration, customer servicing and recordkeeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$11,360
Intermediate-Term Bond Fund	6,733
Short-Term Corporate Bond Fund	1,075
Short Duration Government Bond Fund	26,328
Municipal Bond Fund	37,167
Maryland Municipal Bond Fund	64,334
New York Municipal Bond Fund	57,375

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2014, M&T received the amounts listed below from sales charges on the sale of Class A shares.

ANNUAL REPORT / April 30, 2014

89	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Sales Charges from Class A
Broad Market Bond Fund	$1,220

Intermediate-Term Bond Fund	966

Short-Term Corporate Bond Fund	395

Short Duration Government Bond Fund	332

Municipal Bond Fund	10,690

Maryland Municipal Bond Fund	2,072

New York Municipal Bond Fund	2,062

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$3,644

Intermediate-Term Bond Fund	2,190

Maryland Municipal Bond Fund	7,720

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2014 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$213,117,313	$273,372,370

Intermediate-Term Bond Fund	52,346,635	117,414,666

Short-Term Corporate Bond Fund	164,653,505	185,757,428

Short Duration Government Bond Fund	26,515,499	27,601,100

Municipal Bond Fund	87,105,159	122,283,764

Maryland Municipal Bond Fund	21,347,360	31,087,303

New York Municipal Bond Fund	32,802,157	44,612,240

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2014 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$68,412,909	$49,185,147

Intermediate-Term Bond Fund	20,200,545	20,429,612

Short-Term Corporate Bond Fund	157,239,805	157,547,531

Short Duration Government Bond Fund	2,000,703	27,548,882

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	90

6.	CONCENTRATION OF RISK

Since Maryland Municipal Bond Fund and New York Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2014, 10.6% for Maryland Municipal Bond Fund and 45.6% for New York Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 4.7% for Maryland Municipal Bond Fund and 25.7% for New York Municipal Bond Fund.

7.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion through March 10, 2014. Effective March 11, 2014, the LOC included a commitment fee of 0.10% per annum on the daily unused portion. The termination date of this LOC is March 9, 2015. The Funds did not utilize the LOC for the year ended April 30, 2014.

8.	REORGANIZATION

REORGANIZATION - FISCAL YEAR 2013

On June 22, 2012, the Board approved an Agreement and Plans of Reorganization (the “Reorganization”) which provided for the transfer of all the assets of the Wilmington Pennsylvania Municipal Bond Fund and the Wilmington Virginia Municipal Bond Fund, each a series of the Trust, (the “Acquired Funds”) for shares of the Municipal Bond Fund (the “Acquiring Fund”). Shareholders approved the Plans at a meeting held on November 15, 2012 and the reorganization closed on December 3, 2012 based on net asset values determined as of the close of business on November 30, 2012. The acquisitions were accomplished through tax-free exchanges of assets and shares.

The purpose of this transaction was to combine the three Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Acquired Funds, and the comparatively better prospects for asset growth of the Acquiring Fund, it was believed that the shareholders’ best interests would be served by reorganizing the Acquired Funds into the Acquiring Fund.

For financial reporting purposes, the Municipal Bond Fund was deemed to be the accounting survivor.

Wilmington Municipal Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund

Wilmington Municipal Bond Fund	—	—	—	$156,582,398

Acquired Funds

Wilmington Pennsylvania Municipal Bond Fund	—	—	—	97,525,271

Class A shares in exchange for Class A	$9,118,331	861,667	657,281	—

Class I in exchange for Class I	88,406,940	8,351,297	6,370,639	—

Wilmington Virginia Municipal Bond Fund				19,866,040

Class A in exchange for Class A	19,866,040	1,787,700	1,432,014	—

				$273,973,709

The net assets of the Acquired Funds included net unrealized appreciation on investments of $7,032,753 and $1,288,589 and accumulated net realized gains of $1,384,529 and $239,773 for the Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund, respectively.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2012, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2013 would have been $5,548,565, $20,218,458 and $25,767,023, respectively.

ANNUAL REPORT / April 30, 2014

91	NOTES TO FINANCIAL STATEMENTS (continued)

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require disclosure in the Funds’ financial statements through this date.

April 30, 2014 / ANNUAL REPORT

92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund and Wilmington New York Municipal Bond Fund (seven of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund and Wilmington New York Municipal Bond Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2014

ANNUAL REPORT / April 30, 2014

93	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name
Address
Birth date
Position With Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA*	Principal Occupations: President of WTIA.
Birth date: 4/64
TRUSTEE	Other Directorships Held: None.
Began serving: March 2012
Previous Positions: President of Wilmington Trust Investment Managements (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	94

INDEPENDENT TRUSTEES BACKGROUND

Name
Birth date
Position with Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia	Principal Occupations: Private Investor, Consultant and Community Volunteer.
Birth date: 7/34
CHAIRMAN AND TRUSTEE Began serving: February 1988	Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present).
TRUSTEE
Began serving: March 2012	Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr.	Principal Occupations: Retired.
Birth date: 1/31
TRUSTEE Began serving: September 2003	Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: CFO, Pencor Inc. (environmental project development); Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42	Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).
TRUSTEE
Began serving: December 2000	Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40	Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).
TRUSTEE
Began serving: February 1988	Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

ANNUAL REPORT / April 30, 2014 (unaudited)

95	BOARD OF TRUSTEES AND TRUST OFFICERS

Name
Birth date
Position with Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012	Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003	Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (1/96 to present); Chairman and Director, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

OFFICERS

Name
Address
Birth year
Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.
PRESIDENT
Began serving: December 2012

Michael D. Daniels Birth year: 1967	Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.
CHIEF OPERATING OFFICER
Began serving: June 2007	Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970	Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc; Assistant Treasurer, Wilmington Funds.
ASSISTANT TREASURER
Began serving: June 2013 VICE PRESIDENT	Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Began serving: June 2007

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013	Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	96

Name
Address
Birth year
Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Hope L. Brown Birth year: 1973	Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.
CHIEF COMPLIANCE OFFICER, AML
COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.
VICE PRESIDENT
Began serving: June 2008

Ralph V. Partlow, III 25 South Charles Street, 22nd floor	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present).
Baltimore, MD 21201
Birth year: 1957	Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).
VICE PRESIDENT
Began serving: June 2010

Christopher W. Roleke 10 High Street, Suite 302	Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).
Boston, MA 02110
Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER	Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).
Began serving: July 2013

Lisa R. Grosswirth 101 Barclay Street, 13E	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present).
New York, NY 10286 Birth year: 1963	Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
SECRETARY
Began serving: September 2007

Richard J. Berthy Three Canal Plaza, Suite 100	Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).
Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT / April 30, 2014 (unaudited)

97

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2014 / ANNUAL REPORT

98

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2014

99

•Information or data entered into a website will be retained.

•Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2014 / ANNUAL REPORT

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

WILMINGTON
FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

WT-AR-FI-0414

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON TRUST

April 30, 2014

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Growth Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large-Cap Value Fund

Wilmington Mid-Cap Growth Fund

Wilmington Small-Cap Growth Fund

Wilmington Small-Cap Strategy Fund

Wilmington Large-Cap Growth Fund (“Large-Cap Growth Fund”)

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

Wilmington Large-Cap Value Fund (“Large-Cap Value Fund”)

Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)

Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)

Wilmington Small-Cap Strategy Fund (“Small-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of Wilmington Funds (the Trust). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2013, through April 30, 2014. Inside, you will find a discussion of the factors impacting each fund’s performance during the reporting period, as well as a complete listing of each fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

Compared to other animals, humans have an unparalleled ability to see what we wish to see. The tendency to interpret facts to suit our opinions is magnified in the financial arena. Most of the time economic data provides plenty of fodder for both bulls and bears.

We see enough positive news to argue that good times are about to roll...

•

Despite weather-driven speed bumps in January and February, U.S. nonfarm payrolls expanded by 2.37 million jobs in the year ended April 2014 – the strongest gain since the period ended April 2006. April 2014 hiring came in unexpectedly robust, with job growth of 288,000, the highest since January 2012. Payrolls rose an average of 202,000 per month over the last six months, and by the end of April 2014, had recovered to within 113,000 jobs of the all-time high set in January 2008.

•

Inflation remains under control. The Consumer Price Index for April 2014 was up 2.0% from a year earlier – the biggest year-over-year increase since July 2013 but below the 20-year average of 2.4%. Meanwhile, core CPI – excluding the volatile food and energy categories – was up 1.8% in April 2014, only slightly above the reading in previous months and also lower than the long-run average of 2.2%.

•

While retail sales came in below expectations in April 2014, strong February and March numbers suggest consumers have come out of hibernation. Job growth and the “wealth effect” from stock returns have set the stage for spending growth.

… and sufficient worrisome news to justify caution.

•

New-home sales have plummeted so far this year, while sales of existing homes have trended lower since last summer, even taking into account seasonal adjustments. Lenders have become more accommodating, yet credit remains fairly tight, as does the supply of homes.

•

Two popular measures of consumer confidence, indices maintained by the Conference Boardi and the University of Michiganii, have diverged somewhat in recent months. However, both indices report confidence fairly close to levels seen last summer despite improvements in the labor market, excellent stock returns, and an expanding economy. The early-May reading of the University of Michigan surveyii saw a 2.7% decline from April 2014 levels, while the consensus projected a 3.3% increase. One number does not a trend make, but the University of Michigan data can only be called disappointing.

ihttp://www.conference-board.org/

iihttp://www.sca.isr.umich.edu/

Many of the recent problems stem directly from the harsh winter weather we have endured which pushed first quarter GDP down by 1%. We expect that a rebound from this will take place in the second quarter which should be followed by a resumption of modest growth rates in the 2.5 to 3.0% range. Given this outlook, we expect to see stocks outperform bonds but fears of a major rise in interest rates are also probably overblown.

The Bond Markets

In the year ended April 30, the Barclays U.S. Aggregate Bond Index1 delivered a -0.26% return, with the majority of the bond market performing at a lackluster level. Blame Treasuries for the Aggregate Bond Index’s negative return, as the Barclays U.S. Treasury Bond Index2 returned -1.59% for the year ended April. In contrast, Barclays indices for mortgage-backed, corporate, and municipal bonds all managed positive returns, albeit below 0.60%.

While the statements above are unequivocally accurate, investors who stop at the raw numbers will miss a big part of the picture – bond investors suffered their pain in 2013; so far, 2014 has proven friendlier.

PRESIDENT’S MESSAGE  /  April 30, 2014 (unaudited)

ii

The 10-year Treasury bond yielded 1.70% at the end of April 2013 and ended the year at 3.04%. By the end of April 2014, the T-bond yield had fallen to 2.67%, and as of May 28th it yielded 2.44%. Corporate bonds have traced similar, if less steep, paths. These yields reflect a solid recovery this year, which in turn tells us that the Federal Reserve’s tapering of bond purchases hasn’t had the deleterious effect some pundits projected.

On April 30, the Federal Reserve (the “Fed”) Open Market Committee reduced its monthly bond purchases another $10 billion to $45 billion, down from $85 billion for most of last year. At this pace, the Fed may stop buying bonds before the end of 2014. While new Fed Chair Janet Yellen shocked the market in March when she said the Fed could start raising interest rates just six months after the end of quantitative easing3, subsequent statements suggest the central bank hasn’t set a hard target.

In recent months, the Fed has signaled expectations roughly in line with the consensus, which suggests the federal funds rate won’t rise until the second half of 2015. “Doves” continue to call the shots at the Fed, and it’s tough to predict how markets would react if the bankers changed their tone.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain Barclays indices performed as follows4:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index	Barclays U.S. Mortgage- Backed Securities Index[5]	Barclays U.S. Credit Bond Index[6]	Barclays Municipal Bond Index[7]
-0.26%	-1.59%	0.59%	0.41%	0.50%

The Stock Markets

Few investors who owned a diversified stock portfolio at the start of last May and held it through the end of April 2014 should complain. The S&P 500 Index8 of large-cap stocks returned 20.44% during that 12-month period. Most segments of the U.S. stock market shared in the wealth, with the small-cap Russell 2000 Index9 returning 20.50%.

Among large-cap stocks, growth slightly outperformed value. Smaller stocks showed more of a growth bias (Russell 2000 Growth Index10 up 21.46% versus 19.61% for the Russell 2000 Value Index11). But when your lagging group manages an annual return of more than 19%, you’ve enjoyed a good year.

Even foreign stocks provided investors with solid gains – at least in developed markets. The MSCI All Country World ex-US Index12 returned 9.76% over the last year, while the MSCI EAFE (Europe, Australasia, Far East) Index13 of large-cap and midcap stocks from developed markets returned 13.35%. However, the MSCI Emerging Markets Index14 delivered a -1.84% return.

Most of the stock gains racked up in the 12 months ended April 2014 came during the last eight months of 2013. The S&P 500 managed to set eight new all-time closing highs during the first four months of 2014, yet exited April up less than 3% from its level at the end of 2013. The sluggishness during this period has probably contributed to weakness in both consumer and investor sentiment.

The American Association of Individual Investors Sentiment Survey for the week ending May 21st, 2014, found 43% of investors neutral on the stock market, well above the long-run average of 31%. While bullishness has risen and bearishness fallen in recent weeks, percentages for both extremes remain below typical levels. The unusually large number of “neutrals” bespeaks a lack of confidence in the market, feelings not unexpected given lackluster year-to-date returns.

With the U.S. stock market looking for leadership, investors should keep an eye out for groups making strong moves. A large pack of investors uncertain about the market’s direction can quickly transform into a stampede – in any direction.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[15]	NASDAQ Composite Index[16]	MSCI All Country World ex-US (Net) Index
20.44%	14.44%	25.20%	9.76%

April 30, 2014 (unaudited)  /  PRESIDENT’S MESSAGE

iii

The Trust, with assets of $12.5 billion as of April 30, 2014, gives investors access to every major asset class and sector. Whether you are looking to pay for a comfortable retirement, fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility, and professional management you need.18

Sincerely,

Sam Guerrieri

President

May 28, 2014

For more complete information, please download the Funds’ prospectus, which is available on wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
2.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
3.	Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.
4.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
5.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
7.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
9.	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made directly in an index.
10.	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.
11.	The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.
12.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE  /  April 30, 2014 (unaudited)

iv

13.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.
14.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index.
15.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
16.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.
18.	Diversification does not assure a profit nor protect against loss.

Sector allocation and credit quality percentages are based on total portfolio as of quarter-end and are subject to change at any time. This data is shown for informational purposes only and is not to be considered a recommendation to purchase or sell any security. The credit quality of the investments in the Fund’s portfolio does not apply to the safety and stability of the Fund and are subject to change. Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (NRSRO), such as Standard & Poor’s, and typically range from AAA (highest) to D (lowest). When ratings from two NRSROs are available, the lowest rating is used. Bonds not rated by an NRSRO are included in the Not Rated category, which does not necessarily indicate low quality. Cash is defined as bonds with stated maturities of seven days or less and includes money market funds and other cash equivalents. For more information regarding rating methodologies for S&P visit www.standardandpoors.com and for Moody’s visit www.moodys.com.

April 30, 2014 (unaudited)  /  PRESIDENT’S MESSAGE

[This Page Intentionally Left Blank]

1

WILMINGTON LARGE-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Large-Cap Growth Fund (the “Fund”) had a total return of 18.77%* for Class A Shares and 19.04%* for Class I Shares, versus its benchmark, the Russell 1000 Growth Index,** which had a total return of 20.66%.

The stock market has been on a steady upward trend since the end of the third quarter of 2011. There have been several small corrections along the way but the market has been remarkably resilient with each small correction a buying opportunity. While earnings and revenue growth have not measured up to the recoveries of the past, the Federal Reserve’s (the “Fed”) extraordinary monetary accommodation and reasonable valuations allowed the market (S&P 500 Index) to enjoy a 32% rise in 2013. The market dipped in May and June of 2013, when the first signs from the Fed appeared that accommodation was to have a limited life. As a result, interest rate sensitive equities took a hit and continued to lag into the year ended December 31, 2013. As the new year started, many of these interest rate sensitive companies moved higher as the strength of the global economy came into question putting the likelihood of higher interest rates a little less likely with the 10-Year U.S. Treasury dropping from 3.0% to 2.7%. U.S. earnings, as represented by the S&P 500 Index, continue to roll in ahead of expectations allowing earnings for the year to stay solidly in place versus a typical reduction of estimates as the year progresses.

With the diminution in expected growth rates and its effect on lower rates, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, more value can be found with cyclical stocks with lower relative valuations versus defensive companies with higher dividend yields and higher historical valuations. If growth rates accelerate as expected this year with growth in government spending and an improving small business environment that were absent last year, a shift towards longer duration cyclical exposure would be expected. Valuations in the equity market are slightly ahead of their long-term averages with the exception of price-to-earnings (P/E) multiples that are benefitting from record margins. Even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

Sector rotation has occurred many times during this bull-run which is a healthy attribute of a long bull cycle. Early this year many of the best performing sectors of last year reversed course including very high valuation companies in the biotechnology and internet associated industries. Additionally, interest rate sensitive sectors like utilities and Real Estate Investment Trusts (“REITs”) performed strongly right out of the gate early in the year as the 10-Year U.S. Treasury started to decline as uncertainty about the healthiness of the economy came into question as weather related weakness hit expectations. Excesses in the economy are hard to find making it more likely that we are still mid cycle and not reaching the end of this economic cycle quite yet. While international difficulties are still in the news, the European economy appears to be on the mend but emerging market economies have some weak spots. The strength of the U.S. economy and increased accommodation abroad bodes well for the U.S. dollar which may put pressure on investments in emerging economies this year.

For the fiscal year, the largest underperformance came from the industrial, consumer discretionary and technology sectors while the consumer staples, energy and telecommunications sectors provided positive relative performance. The largest outperformance from individual holdings came from Apple, Gilead Sciences, Michael Kors and not owning Coca Cola and Verizon. The biggest detractors came from Target, Intuitive Surgical, Tile Shop, Pepsi, and not owning Facebook during the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 12.21%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The price-to-earnings ratio, or P/E ratio, is an equity valuation multiple. It is defined as market price per share divided by annual earnings per share.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

2

WILMINGTON LARGE-CAP GROWTH

FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 1000 Growth Index (“Russell 1000 Growth”).2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	12.21%
5 Years	13.24%
10 Years	3.91%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.80%
After Waivers	1.42%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

3

WILMINGTON LARGE-CAP GROWTH

FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Large-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 1000 Growth.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	19.04%
5 Years	14.91%
10 Years	4.76%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.55%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 1000 Growth Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

4

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 20.12%* for Class I Shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 20.81%.

The Fund attempts to outperform the Russell 1000 Index by overweighting mega-cap, mid-cap, growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST). During the period May 2013 through March 2014, the Fund was positioned to track a custom index of 65% mega-cap and 35% mid-cap companies. The Russell 1000 Index can be divided into the Russell Top 200 Index of mega-cap stocks and the Russell Midcap Index which represent the 800 mid-cap companies. The weight of the Russell Midcap Index has been approximately 31% of the Russell 1000 Index. Over this period, the Russell Top 200 Index returned 20.6%, and the Russell Midcap Index returned 21.3%. The tactical overweight to growth had a 0.1% impact on relative performance.

At the March 2014 meeting, the IST recommended a tilt toward growth companies and maintained the capitalization tilt toward mid-sized companies. The Fund was rebalanced to track a custom index incorporating both recommendations. For the month of April 2014, the Russell 1000 Growth Index returned 0.0%, the Russell 1000 Value Index returned 1.0%, the Russell Midcap Index returned -0.6%, the Russell Top 200 Index returned 0.9%, and the Fund returned 0.1%. The IST tactical asset allocation advice detracted 0.1% from excess return. The majority of the 0.7% underperformance over the twelve month period is explained by expenses and transaction costs.

The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 Index is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200 Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

5

WILMINGTON LARGE-CAP

STRATEGY FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Large-Cap Strategy Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 1000 Index2 and the S&P 500.2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	20.12%
5 Years	17.99%
10 Years	6.73%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.89%
After Waivers	0.26%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund, the Russell 1000 Index and the S&P 500 assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

6

WILMINGTON LARGE-CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Large-Cap Value Fund (the “Fund”) had a total return of 17.46%* for Class A Shares and 17.88%* for Class I Shares, versus its benchmark, the Russell 1000 Value Index**, which had a total return of 20.90%.

The strategy employed by the Fund is a quality oriented dividend growth strategy whose performance tracks more closely with the Fund’s alternate index, the NASDAQ US Dividend Achievers Select Index. The fiscal year performance for the Fund of 17.88% compares favorably to the 16.11% earned by the NASDAQ US Dividend Achievers Select Index.

The stock market has been on a steady upward trend since the end of the third quarter of 2011. There have been several small corrections along the way but the market has been remarkably resilient with each small correction a buying opportunity. While earnings and revenue growth have not measured up to the recoveries of the past, the Federal Reserve’s (the “Fed”) extraordinary monetary accommodation and reasonable valuations allowed the market (S&P 500 Index) to enjoy a 32% rise in 2013. The market dipped in May and June of 2013, when the first signs from the Fed appeared that accommodation was to have a limited life. As a result, interest rate sensitive equities took a hit and continued to lag into the year ended December 31, 2013. As the new year started, many of these interest rate sensitive companies moved higher as the strength of the global economy came into question putting the likelihood of higher interest rates a little less likely with the 10-Year U.S. Treasury dropping from 3.0% to 2.7%. U.S. earnings, as represented by the S&P 500 Index, continue to roll in ahead of expectations allowing earnings for the year to stay solidly in place versus a typical reduction of estimates as the year progresses.

With the diminution in expected growth rates and its effect on lower rates, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, more value can be found with cyclical stocks with lower relative valuations versus defensive companies with higher dividend yields and higher historical valuations. If growth rates accelerate as expected this year with growth in government spending and an improving small business environment that were absent last year, a shift towards longer duration cyclical exposure would be expected. Valuations in the equity market are slightly ahead of their long-term averages with the exception of price-to-earnings (P/E) multiples that are benefitting from record margins. Even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

Sector rotation has occurred many times during this bull-run which is a healthy attribute of a long bull cycle. Early this year many of the best performing sectors of last year reversed course including very high valuation companies in the biotechnology and internet associated industries. Additionally, interest rate sensitive sectors like utilities and Real Estate Investment Trusts (“REITs”) performed strongly right out of the gate early in the year as the 10-Year U.S. Treasury started to decline as uncertainty about the healthiness of the economy came into question as weather related weakness hit expectations. Excesses in the economy are hard to find making it more likely that we are still mid cycle and not reaching the end of this economic cycle quite yet. While international difficulties are still in the news, the European economy appears to be on the mend but emerging market economies have some weak spots. The strength of the U.S. economy and increased accommodation abroad bodes well for the U.S. dollar which may put pressure on investments in emerging economies this year.

For the fiscal year, the largest underperformance came from the consumer discretionary, consumer staples and technology sectors. The telecommunication and financial sectors outperformed during this period. Within consumer discretionary and staples sectors, Target, Philip Morris International and Pepsi were responsible for most of the underperformance. Relative outperformance came from Cardinal Health, Lockheed Martin, Schlumberger and by not having a position in AT&T.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 10.96%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmington.com or call 1-800-836-2211.

**

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The NASDAQ US Dividend Achievers Select Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

The price-to-earnings ratio, or P/E ratio, is an equity valuation multiple. It is defined as market price per share divided by annual earnings per share.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

7

WILMINGTON LARGE-CAP VALUE

FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large-Cap Value Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 1000 Value Index (“Russell 1000 Value”).2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	10.96%
5 Years	13.48%
10 Years	5.04%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.46%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Value Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

8

WILMINGTON LARGE-CAP VALUE

FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Large-Cap Value Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 1000 Value.2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	17.88%
5 Years	15.08%
10 Years	5.76%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.21%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 1000 Value Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

9

WILMINGTON MID-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Mid-Cap Growth Fund (the “Fund”) had a total return of 14.64%* for Class A Shares and 14.86%* for Class I Shares, versus its benchmark, the Russell Mid Cap Growth Index**, which had a total return of 20.62%.

During the past fiscal year, the US equity markets staged a significant rally, driven by improving risk appetite from investors, which expanded valuation multiples, continued growth in corporate profits, and accommodative monetary policy. As valuation multiples increased, leadership in the equity market was driven in part by higher multiple, high momentum stocks. More recently, these momentum stocks have struggled under the increased uncertainty of monetary policy and geopolitical unrest. Despite these risks, overall corporate profits remain resilient and the broader market continues to move higher.

Our Fund has been positioned throughout the past five years of economic and equity market recovery to take advantage of a pro-growth environment. While we have generally benefited from this positioning, our primary objective is to identify companies that are best positioned to generate profitable growth throughout the cycle. We strive to invest in businesses with sustainable competitive advantages that produce growing cash flow and earnings through a durable economic business model. Our success or failure is rooted in selecting these companies and paying a reasonable price for this growth.

Our underperformance during the past fiscal year was concentrated in the last two quarters of the fiscal year. Performance was hurt by two primary effects. First, our investment discipline will generally steer us away from many of the high momentum names that propelled much of the benchmark’s performance over the past year. In addition, the portfolio included several stocks that disappointed our expectations, even though in several of these cases the company’s performance has been satisfactory, especially when viewed over a longer investment horizon.

The majority of the underperformance was attributable to adverse stock selection in the consumer discretionary, health care, and information technology sectors. In consumer discretionary, performance was negatively impacted by Tile Shop Holdings, Inc., which was a subject of a “short attack” in November 2013, Lululemon Athletica Inc., which up to this year had been a significant success for the Fund, and not owning Tesla Motors, Inc., a high multiple, momentum stock. Health care performance was hurt by Intuitive Surgical, a long-time successful Fund holding, as well as not owning Actavis plc and Illumina, Inc. Our tech holdings in Nuance Communications, Inc. and Citrix Systems, Inc., which we have since exited, along with ANSYS, Inc. and Aruba Networks, Inc. more than offset our success in Sourcefire Inc., which was acquired by Cisco Systems, Inc. The Fund generated positive performance in consumer staples, primarily by owning Keurig Green Mountain Inc., and energy, which was boosted by our positions in CARBO Ceramics Inc. and Whiting Petroleum Corporation, which incidentally was a notable underperformer last fiscal year.

The dispersion of short-term stock price movements seems to have increased as the equity market advances to new highs and benchmark leadership narrows. We cannot control short-term volatility in our holdings. However, we are confident that the strategy most likely to generate superior performance over a cycle is to focus on the companies’ longer-term economic health and strategic positioning. Our fundamental approach emphasizes identifying and investing in companies with superior growth prospects and attractive valuations. While short-term underperformance is disappointing to us, we will stay with our disciplined approach and have conviction that, when implemented consistently and effectively, this strategy will pay off over time.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 8.33%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

10

WILMINGTON MID-CAP GROWTH

FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Mid-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”).2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	8.33%
5 Years	17.74%
10 Years	8.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.56%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell Mid Cap Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

11

WILMINGTON MID-CAP

GROWTH FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Mid-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell Mid Cap Growth.2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	14.86%
5 Years	19.26%
10 Years	9.32%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.31%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell Mid Cap Growth assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

12

WILMINGTON SMALL-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, the Wilmington Small-Cap Growth Fund (the “Fund”) had a total return of 18.19%* for Class A Shares, and 18.49%* for Class I Shares, versus its benchmark, the Russell 2000 Growth Index,** which had a total return of 21.46%.

The stock market has been on a steady upward trend since the end of the third quarter of 2011. There have been several small corrections along the way but the market has been remarkably resilient with each small correction a buying opportunity. While earnings and revenue growth have not measured up to the recoveries of the past, the Federal Reserve’s (the “Fed”) extraordinary monetary accommodation and reasonable valuations allowed the market (S&P 500 Index) to enjoy a 32% rise in 2013. The market dipped in May and June of 2013, when the first signs from the Fed appeared that accommodation was to have a limited life. As a result, interest rate sensitive equities took a hit and continued to lag into the year ended December 31, 2013. As the new year started, many of these interest rate sensitive companies moved higher as the strength of the global economy came into question putting the likelihood of higher interest rates a little less likely with the 10-Year U.S. Treasury dropping from 3.0% to 2.7%. U.S. earnings, as represented by the S&P 500 Index, continue to roll in ahead of expectations allowing earnings for the year to stay solidly in place versus a typical reduction of estimates as the year progresses.

With the diminution in expected growth rates and its effect on lower rates, the attractiveness of lower risk, lower duration equities with yield characteristics have been bid up versus their cyclical counterparts. Within the equity market, more value can be found with cyclical stocks with lower relative valuations versus defensive companies with higher dividend yields and higher historical valuations. If growth rates accelerate as expected this year with growth in government spending and an improving small business environment that were absent last year, a shift towards longer duration cyclical exposure would be expected. Valuations in the equity market are slightly ahead of their long-term averages with the exception of price-to-earnings (P/E) multiples that are benefitting from record margins. Even with a continuation of only modest mid-single-digit earnings growth, the stock market can continue to rise.

Sector rotation has occurred many times during this bull-run which is a healthy attribute of a long bull cycle. Early this year many of the best performing sectors of last year reversed course including very high valuation companies in the biotechnology and internet associated industries. Additionally, interest rate sensitive sectors like utilities and Real Estate Investment Trusts (“REITs”) performed strongly right out of the gate early in the year as the 10-Year U.S. Treasury started to decline as uncertainty about the healthiness of the economy came into question as weather related weakness hit expectations. Excesses in the economy are hard to find making it more likely that we are still mid cycle and not reaching the end of this economic cycle quite yet. While international difficulties are still in the news, the European economy appears to be on the mend but emerging market economies have some weak spots. The strength of the U.S. economy and increased accommodation abroad bodes well for the U.S. dollar which may put pressure on investments in emerging economies this year.

For the fiscal year, the Fund’s best relative performing sector during the year was the consumer discretionary sector due largely to outperformance in the media and specialty retail industries. Consumer staples also contributed positively to performance with particular strength in food product industry. Performance was hurt by the health care, financial, technology, and basic materials sectors. The biotechnology and internet software/services industry groups contributed the most to underperformance correcting significantly after a strong run in 2013. Consumer finance within financials and the chemical industry with basic materials were weak performers.

The Fund utilizes a quantitative approach to stock selection and portfolio construction. Factor preferences were relatively consistent for most of 2013 when high beta, low dividend yield, and low quality companies along with price momentum paid off well late in the year allowing the Fund to perform in line with its index for the period from April 30, 2013 to December 31, 2013. However, the start of the year brought about a rotation in factor preferences that caused the underperformance for the fiscal year as it takes some time for the portfolio to adjust to rapid changes in factor preferences. Stock selection is particularly difficult for the quantitative strategies in the biotechnology industry where many companies lack earnings and even revenues making valuation differentiation difficult.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 11.69%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

The price-to-earnings ratio, or P/E ratio, is an equity valuation multiple. It is defined as market price per share divided by annual earnings per share.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

13

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

14

WILMINGTON SMALL-CAP GROWTH FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Small-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”).2

Average Annual Total Returns for the Year

Ended April 30, 2014

1 Year	11.69%
5 Years	15.42%
10 Years	6.10%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.81%
After Waivers	1.57%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 2000 Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

15

WILMINGTON SMALL-CAP GROWTH FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Small-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 2000 Growth.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	18.49%
5 Years	16.97%
10 Years	6.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.56%
After Waivers	1.35%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 2000 Growth Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

16

WILMINGTON SMALL-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Small-Cap Strategy Fund (the “Fund”) had a total return of 18.74% for Class I Shares, versus its benchmark, the Russell 2000 Index**, which had a total return of 20.50%.

The Fund attempts to outperform the Russell 2000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST). During the period May 2013 through August 2013, the IST style recommendation for domestic small-cap equities was to overweight value companies. The Russell 2000 Value Index returned 10.3% and the Russell 2000 Growth Index returned 17.8% during this period, so the style tilt had a -1.1% impact on relative performance.

At the September 2013 meeting of the IST, the team voted to reverse the style tilt for domestic small-cap portfolios. The Fund was rebalanced at the end of September to track a custom index of 65% Russell 2000 Growth Index/ 35% Russell 2000 Value Index. IST advice remained unchanged through the end of April 2014. During this period, the Russell 2000 Growth Index returned 3.1% and the Russell 2000 Value Index returned 8.4%. Over the seven month period, the tactical overweight to growth had a -0.7% impact on relative return.

At the April IST meeting, the proprietary U.S. small-cap style model continued to favor growth stocks. The IST voted to follow the models and recommended maintaining the overweight to growth companies in domestic small cap-equity portfolios. The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT  /  April 30, 2014 (unaudited)

17

WILMINGTON SMALL-CAP STRATEGY FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Small-Cap Strategy Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Russell 2000 Index.2

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	18.74%
5 Years	19.47%
10 Years	7.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.41%
After Waivers	0.34%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for Class I of the Fund and the Russell 2000 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

18

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON LARGE-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,033.10	$7.16	1.42%
Class I	$1,000.00	$1,034.70	$5.25	1.04%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,017.75	$7.10	1.42%
Class I	$1,000.00	$1,019.64	$5.21	1.04%

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,077.30	$1.29	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

WILMINGTON LARGE-CAP VALUE FUND
Actual
Class A	$1,000.00	$1,083.10	$6.77	1.31%
Class I	$1,000.00	$1,085.00	$5.38	1.04%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.30	$6.56	1.31%
Class I	$1,000.00	$1,019.64	$5.21	1.04%

WILMINGTON MID-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,005.90	$6.17	1.24%
Class I	$1,000.00	$1,006.80	$5.37	1.08%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.65	$6.21	1.24%
Class I	$1,000.00	$1,019.44	$5.41	1.08%

ANNUAL REPORT  /  April 30, 2014 (unaudited)

19

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON SMALL-CAP GROWTH FUND
Actual
Class A	$1,000.00	$991.50	$7.26	1.47%
Class I	$1,000.00	$993.10	$6.13	1.24%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,017.50	$7.35	1.47%
Class I	$1,000.00	$1,018.65	$6.21	1.24%

WILMINGTON SMALL-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,026.30	$1.26	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2014 (unaudited)  /  ANNUAL REPORT

20

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Growth Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	26.1%
Consumer Discretionary	20.0%
Industrials	15.2%
Health Care	14.9%
Consumer Staples	7.5%
Financials	6.3%
Energy	6.2%
Materials	2.0%
Cash Equivalents[1]	3.7%
Other Assets and Liabilities - Net[2]	(1.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreement.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 98.2%

CONSUMER DISCRETIONARY – 20.0%

AUTO COMPONENTS – 0.8%
BorgWarner, Inc.	3,410	$211,897

DISTRIBUTORS – 0.7%
LKQ Corp.*	6,305	183,602

HOTELS, RESTAURANTS & LEISURE – 0.7%
DineEquity, Inc.	1,250	94,762
Panera Bread Co.*	555	84,898

		$179,660

INTERNET & CATALOG RETAIL – 3.3%
Amazon.com, Inc.*	1,377	418,787
priceline.com, Inc. (The)*	313	362,376
TripAdvisor, Inc.*	1,200	96,888

		$878,051

MEDIA – 5.5%
CBS Corp., Non-Voting	12,830	741,061
Comcast Corp.	10,265	531,316
Lions Gate Entertainment Corp.	3,650	96,835
Scripps Networks Interactive, Inc.	1,335	100,218

		$1,469,430

Description	Number of Shares	Value

MULTILINE RETAIL – 1.8%
Nordstrom, Inc.	2,230	$136,654
Target Corp.	5,626	347,406

		$484,060

SPECIALTY RETAIL – 2.2%
Bed, Bath & Beyond, Inc.*	2,709	168,310
GameStop Corp.	2,800	111,104
L Brands, Inc.	2,320	125,744
Tile Shop Holdings, Inc.#,*	6,328	89,193
Vitamin Shoppe, Inc.*	1,780	85,226

		$579,577

TEXTILES, APPAREL & LUXURY GOODS – 5.0%
Coach, Inc.	1,900	84,835
Lululemon Athletica, Inc.#, *	1,475	67,747
Michael Kors Holdings Ltd.*	4,522	412,406
NIKE, Inc.	8,363	610,081
PVH Corp.	1,250	156,963

		$1,332,032

TOTAL CONSUMER DISCRETIONARY		$5,318,309

CONSUMER STAPLES – 7.5%

BEVERAGES – 3.6%
PepsiCo, Inc.	11,232	964,716

ANNUAL REPORT  /  April 30, 2014

21     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Growth Fund (continued)

Description	Number of Shares	Value

FOOD & STAPLES RETAILING – 2.5%
Costco Wholesale Corp.	2,980	$344,726
Pricesmart, Inc.	705	67,708
Whole Foods Market, Inc.	5,067	251,830

		$664,264

FOOD PRODUCTS – 0.7%
Keurig Green Mountain, Inc.	1,945	182,208
HOUSEHOLD PRODUCTS – 0.5%
Church & Dwight Co., Inc.	1,945	134,224
PERSONAL PRODUCTS – 0.2%
Herbalife Ltd.#	965	57,881

TOTAL CONSUMER STAPLES		$2,003,293

ENERGY – 6.2%

ENERGY EQUIPMENT & SERVICES – 4.4%
Cameron International Corp.*	2,225	144,536
CARBO Ceramics, Inc.#	925	129,417
Core Laboratories NV	495	92,902
Schlumberger Ltd.	7,887	800,925

		$1,167,780

OIL, GAS & CONSUMABLE FUELS – 1.8%
Cabot Oil & Gas Corp.	3,310	130,017
Southwestern Energy Co.*	3,350	160,398
Whiting Petroleum Corp.*	2,500	184,300

		$474,715

TOTAL ENERGY		$1,642,495

FINANCIALS – 6.3%

CAPITAL MARKETS – 0.7%
Raymond James Financial, Inc.	2,065	102,631
T. Rowe Price Group, Inc.	1,150	94,450

		$197,081

COMMERCIAL BANKS – 0.5%
SVB Financial Group*	1,275	136,030

CONSUMER FINANCE – 1.5%
American Express Co.	4,713	412,058

DIVERSIFIED FINANCIAL SERVICES – 0.8%
IntercontinentalExchange Group, Inc.	395	80,754
MarketAxess Holdings, Inc.	2,200	118,536

		$199,290

INSURANCE – 0.5%
Brown & Brown, Inc.	4,231	125,999
REAL ESTATE INVESTMENT TRUSTS – 1.2%
American Tower Corp.	3,964	331,073

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.1%

CBRE Group, Inc.*	5,925	157,842

Description	Number of Shares	Value

Realogy Holdings Corp.*	3,125	$131,406

		$289,248

TOTAL FINANCIALS		$1,690,779

HEALTH CARE – 14.9%

BIOTECHNOLOGY – 5.5%
Biogen Idec, Inc.*	1,793	514,806
Celgene Corp.*	1,198	176,118
Cepheid, Inc.*	2,725	118,483
Gilead Sciences, Inc.*	6,420	503,906
Regeneron Pharmaceuticals, Inc.*	500	148,445

		$1,461,758

HEALTH CARE EQUIPMENT & SUPPLIES – 3.0%
Alere, Inc.*	3,500	116,900
Intuitive Surgical, Inc.*	227	82,106
ResMed, Inc.#	3,060	152,541
Stryker Corp.	4,638	360,605
West Pharmaceutical Services, Inc.	2,220	96,304

		$808,456

HEALTH CARE PROVIDERS & SERVICES – 3.6%
Express Scripts Holding Co.*	8,803	586,104
UnitedHealth Group, Inc.	4,861	364,769

		$950,873

HEALTH CARE TECHNOLOGY – 0.5%
Cerner Corp.*	2,675	137,227

PHARMACEUTICALS – 2.3%
Auxilium Pharmaceuticals, Inc.*	2,550	57,400
Bristol-Myers Squibb Co.	7,954	398,416
Perrigo Co. PLC	1,150	166,589

		$622,405

TOTAL HEALTH CARE		$3,980,719

INDUSTRIALS – 15.2%

AEROSPACE & DEFENSE – 6.5%
HEICO Corp.	3,350	136,513
Precision Castparts Corp.	1,912	483,908
United Technologies Corp.	9,289	1,099,167

		$1,719,588

AIR FREIGHT & LOGISTICS – 1.3%
United Parcel Service, Inc.	3,503	345,046

COMMERCIAL SERVICES & SUPPLIES – 0.9%
MSA Safety, Inc.	2,650	139,788
Waste Connections, Inc.	2,484	110,935

		$250,723

ELECTRICAL EQUIPMENT – 1.2%
AMETEK, Inc.	3,025	159,478

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    22

    Wilmington Large-Cap Growth Fund (continued)

Description	Number of Shares	Value
Rockwell Automation, Inc.	1,300	$154,934

		$314,412

INDUSTRIAL CONGLOMERATES – 2.7%
Danaher Corp.	9,886	725,435

MACHINERY – 1.7%
Chart Industries, Inc.#, *	1,160	79,135
Cummins, Inc.	925	139,536
Graco, Inc.	1,900	137,750
Pall Corp.	1,100	92,565

		$448,986

ROAD & RAIL – 0.9%
Kansas City Southern	1,100	110,968
Old Dominion Freight Line, Inc.*	2,200	133,386

		$244,354

TOTAL INDUSTRIALS		$4,048,544

INFORMATION TECHNOLOGY – 26.1%

COMMUNICATIONS EQUIPMENT – 3.2%
Aruba Networks, Inc.*	4,950	97,861
QUALCOMM, Inc.	9,654	759,866

		$857,727

COMPUTERS & PERIPHERALS – 8.5%
Apple, Inc.	2,660	1,569,639
EMC Corp.	24,438	630,500
Stratasys Ltd.#, *	800	77,496

		$2,277,635

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.3%
FEI Co.	1,050	83,496
IPG Photonics Corp.#, *	2,625	169,654
National Instruments Corp.	3,725	101,730

		$354,880

INTERNET SOFTWARE & SERVICES – 4.3%
CoStar Group, Inc.*	655	105,383
Google, Inc.*	1,806	958,777
Xoom Corp.*	4,300	95,933

		$1,160,093

IT SERVICES – 2.9%
Global Payments, Inc.	1,840	122,967
Mastercard, Inc.	8,671	637,752

		$760,719

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Altera Corp.	3,890	126,503
Lam Research Corp.	1,750	100,818

		$227,321

Description	Number of Shares	Value

SOFTWARE – 5.0%
ANSYS, Inc.*	2,212	$168,798
Autodesk, Inc.*	2,875	138,057
Microsoft Corp.	4,969	200,748
Oracle Corp.	16,593	678,322
Red Hat, Inc.*	2,765	134,517

		$1,320,442

TOTAL INFORMATION TECHNOLOGY		$6,958,817

MATERIALS – 2.0%

CHEMICALS – 1.4%

Airgas, Inc.	950	100,947
Valspar Corp. (The)	1,450	105,908
WR Grace & Co.*	1,815	167,161

		$374,016

CONTAINERS & PACKAGING – 0.6%
Crown Holdings, Inc.*	3,225	152,123

TOTAL MATERIALS		$526,139

TOTAL COMMON STOCKS (COST $15,751,991)		$26,169,095

MONEY MARKET FUND – 0.6%
Dreyfus Cash Management Fund,
Institutional Shares, 0.03%^	159,568	159,568

TOTAL MONEY MARKET FUND (COST $159,568)		$159,568

TOTAL INVESTMENTS IN SECURITIES – 98.8% (COST $15,911,559)		$26,328,663

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.1%

REPURCHASE AGREEMENT – 3.1%
Deutsche Bank Securities, Inc., 0.07%,dated 04/30/14, due 05/01/14, repurchase price $836,292, collateralized by a U.S. Treasury Security 2.50%, maturing 08/31/14; total market value of $853,016.	$836,290	836,290

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $836,290)		$836,290

TOTAL INVESTMENTS – 101.9% (COST $16,747,849)		$27,164,953

COLLATERAL FOR SECURITIES ON LOAN – (3.1%)		(836,290)

OTHER ASSETS LESS LIABILITIES – 1.2%		332,485

TOTAL NET ASSETS – 100.0%		$26,661,148

ANNUAL REPORT  /  April 30, 2014

23     PORTFOLIOS OF INVESTMENTS

    Wilmington Large-Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $16,937,418. The net unrealized appreciation/(depreciation) of investments was $10,227,535. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $10,525,454 and net unrealized depreciation from investments for those securities having an excess of cost over value of $297,919.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$26,169,095	$—	$—	$26,169,095
Money Market Fund	159,568	—	—	159,568
Repurchase Agreement	—	836,290	—	836,290

Total	$26,328,663	$836,290	$—	$27,164,953

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014  /   ANNUAL REPORT

24

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of
Total Net Assets
Common Stocks
Information Technology	21.9%
Consumer Discretionary	15.9%
Health Care	12.5%
Industrials	12.0%
Financials	11.3%
Consumer Staples	10.2%
Energy	7.4%
Materials	4.3%
Telecommunication Services	2.4%
Utilities	2.0%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Warrants	0.0%[3]
Cash Equivalents[1]	1.4%
Other Assets and Liabilities – Net[2]	(1.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value
COMMON STOCKS – 99.9%

CONSUMER DISCRETIONARY – 15.9%

AUTO COMPONENTS – 0.5%
BorgWarner, Inc.	7,980	$495,877
Delphi Automotive PLC	9,800	655,032
Gentex Corp.	2,390	68,521
Goodyear Tire & Rubber Co.	9,160	230,832
Johnson Controls, Inc.	7,030	317,334
Lear Corp.	900	74,754
TRW Automotive Holdings Corp.*	1,410	113,294
Visteon Corp.*	1,500	130,215

		$2,085,859

AUTOMOBILES – 0.6%
Ford Motor Co.	64,920	1,048,458
General Motors Co.	11,900	410,312
Harley-Davidson, Inc.	7,650	565,641

Description	Number of Shares	Value
Tesla Motors, Inc.#, *	2,700	$561,303
Thor Industries, Inc.	280	17,044

		$2,602,758

DISTRIBUTORS – 0.2%
Genuine Parts Co.	4,620	402,494
LKQ Corp.*	7,880	229,466

		$631,960

DIVERSIFIED CONSUMER SERVICES – 0.2%
Apollo Group, Inc.*	2,487	71,775
DeVry, Inc.	2,020	90,961
Graham Holdings Co.	140	93,972
H&R Block, Inc.	10,260	291,589
Service Corp. International	4,170	78,271
Weight Watchers International, Inc.#	1,560	30,888

		$657,456

ANNUAL REPORT  /  April 30, 2014

25     PORTFOLIOS OF INVESTMENTS

    Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
HOTELS, RESTAURANTS & LEISURE – 2.5%
Bally Technologies, Inc.*	700	$45,577
Brinker International, Inc.	3,220	158,231
Carnival Corp.	3,820	150,164
Chipotle Mexican Grill, Inc.*	1,050	523,425
Choice Hotels International, Inc.	60	2,651
Darden Restaurants, Inc.	2,540	126,263
Domino’s Pizza, Inc.	2,200	163,636
Dunkin’ Brands Group, Inc.	3,900	177,489
International Game Technology	7,000	87,850
Las Vegas Sands Corp.	11,420	903,665
Marriott International, Inc.	6,972	403,888
McDonald’s Corp.	28,399	2,879,091
MGM Resorts International*	4,510	113,787
Panera Bread Co.*	845	129,260
Penn National Gaming, Inc.*	2,480	27,677
Royal Caribbean Cruises Ltd.	1,780	94,571
SeaWorld Entertainment, Inc.	100	3,006
Six Flags Entertainment Corp.	3,100	124,434
Starbucks Corp.	21,760	1,536,691
Starwood Hotels & Resorts Worldwide, Inc.	4,430	339,560
Wendy’s Co.	1,200	9,972
Wyndham Worldwide Corp.	3,460	246,836
Wynn Resorts Ltd.	2,620	534,192
Yum! Brands, Inc.	13,250	1,020,118

		$9,802,034

HOUSEHOLD DURABLES – 0.5%
DR Horton, Inc.	1,470	32,752
Garmin Ltd.#	1,990	113,629
Harman International Industries, Inc.	1,180	129,340
Jarden Corp.*	4,340	248,031
Leggett & Platt, Inc.	3,670	120,596
Lennar Corp.	3,410	131,592
Mohawk Industries, Inc.*	850	112,548
Newell Rubbermaid, Inc.	7,820	235,460
NVR, Inc.*	130	140,010
PulteGroup, Inc.	10,140	186,475
Taylor Morrison Home Corp.*	3,400	72,114
Tempur-Pedic International, Inc.*	2,500	125,450
Toll Brothers, Inc.*	4,050	138,672
Tupperware Brands Corp.	1,100	93,401
Whirlpool Corp.	750	115,035

		$1,995,105

INTERNET & CATALOG RETAIL – 1.7%
Amazon.com, Inc.*	10,730	3,263,315
Expedia, Inc.	3,120	221,489
Groupon, Inc.*	14,200	99,258

Description	Number of Shares	Value
HomeAway, Inc.*	3,200	$104,384
Lands’ End, Inc.#, *	21	581
Liberty Interactive Corp.*	7,250	210,685
Liberty Ventures*	2,446	141,966
Netflix, Inc.*	1,700	547,468
priceline.com, Inc.*	1,530	1,771,357
TripAdvisor, Inc.*	4,420	356,871

		$6,717,374

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Hasbro, Inc.	3,490	192,857
Mattel, Inc.	12,350	484,305
Polaris Industries, Inc.	2,000	268,660

		$945,822

MEDIA – 4.3%
AMC Networks, Inc.*	1,685	110,654
Cablevision Systems Corp.	6,540	109,218
CBS Corp., Non-Voting	17,030	983,653
Charter Communications, Inc.*	2,200	298,166
Cinemark Holdings, Inc.	4,500	133,290
Clear Channel Outdoor Holdings, Inc.*	500	4,010
Comcast Corp.	72,200	3,737,072
DIRECTV*	14,490	1,124,424
Discovery Communications, Inc.*	8,000	607,200
DISH Network Corp.	6,880	391,197
DreamWorks Animation SKG, Inc.#, *	2,490	59,835
Gannett Co., Inc.	3,290	89,389
Interpublic Group of Cos., Inc.	8,720	151,902
John Wiley & Sons, Inc.	2,100	120,666
Lamar Advertising Co.*	2,400	119,808
Liberty Global PLC	10,319	410,903
Liberty Global PLC*	10,319	396,559
Liberty Media Corp.*	943	122,317
Lions Gate Entertainment Corp.	900	23,877
Madison Square Garden Co.*	2,187	119,410
Morningstar, Inc.	1,100	80,663
News Corp.*	11,157	189,892
Omnicom Group, Inc.	7,990	540,763
Regal Entertainment Group#	770	14,476
Scripps Networks Interactive, Inc.	3,780	283,765
Sirius XM Holdings, Inc.*	69,200	220,748
Starz*	2,343	75,609
Time Warner Cable, Inc.	8,324	1,177,513
Time Warner, Inc.	9,596	637,750
Twenty-First Century Fox, Inc.	48,230	1,544,325
Viacom, Inc.	13,120	1,114,938
Walt Disney Co.	25,646	2,034,754

		$17,028,746

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    26

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
MULTILINE RETAIL – 0.8%
Big Lots, Inc.*	1,324	$52,298
Dillard’s, Inc.	100	9,793
Dollar General Corp.*	10,800	609,552
Dollar Tree, Inc.*	7,262	378,132
Family Dollar Stores, Inc.	2,356	138,415
JC Penney Co., Inc.#, *	2,330	19,852
Kohl’s Corp.	2,410	132,044
Macy’s, Inc.	11,380	653,553
Nordstrom, Inc.	5,780	354,198
Sears Holdings Corp.#, *	70	3,067
Target Corp.	15,760	973,180

		$3,324,084

SPECIALTY RETAIL – 3.2%
Abercrombie & Fitch Co.	2,400	88,224
Advance Auto Parts, Inc.	2,150	260,773
American Eagle Outfitters, Inc.	3,150	36,414
Ascena Retail Group, Inc.*	4,500	77,400
AutoNation, Inc.*	580	30,734
AutoZone, Inc.*	1,160	619,312
Bed, Bath & Beyond, Inc.*	6,990	434,289
Best Buy Co., Inc.	5,680	147,282
Cabela’s, Inc.*	2,100	137,781
CarMax, Inc.*	7,400	323,972
Chico’s FAS, Inc.	4,890	77,653
CST Brands, Inc.	1,718	56,058
Dick’s Sporting Goods, Inc.	4,500	236,970
DSW, Inc.	600	20,034
Foot Locker, Inc.	1,630	75,844
GameStop Corp.#	2,820	111,898
Gap, Inc.	10,290	404,397
GNC Holdings, Inc.	4,600	207,000
Guess?, Inc.	1,160	31,216
Home Depot, Inc.	43,140	3,430,061
L Brands, Inc.	8,050	436,310
Lowe’s Cos., Inc.	31,300	1,436,983
Murphy USA, Inc.*	1,387	58,947
O’Reilly Automotive, Inc.*	3,600	535,644
PetSmart, Inc.	3,760	254,477
Ross Stores, Inc.	7,480	509,238
Sally Beauty Holdings, Inc.*	4,700	128,827
Signet Jewelers Ltd.	1,420	143,874
Staples, Inc.	8,110	101,375
Tiffany & Co.	3,090	270,344
TJX Cos., Inc.	21,640	1,259,015
Tractor Supply Co.	5,000	336,200
Ulta Salon Cosmetics & Fragrance, Inc.*	1,600	140,336

Description	Number of Shares	Value
Urban Outfitters, Inc.*	3,760	$134,063
Williams-Sonoma, Inc.	3,240	203,537

		$12,756,482

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
Carter’s, Inc.	1,400	103,124
Coach, Inc.	9,550	426,407
Deckers Outdoor Corp.*	400	31,580
Fossil Group, Inc.*	1,600	170,640
Hanesbrands, Inc.	3,500	287,315
Michael Kors Holdings Ltd.*	6,818	621,802
NIKE, Inc.	20,820	1,518,819
PVH Corp.	2,580	323,971
Ralph Lauren Corp.	1,800	272,466
Under Armour, Inc.*	4,400	215,116
VF Corp.	11,700	714,753

		$4,685,993

TOTAL CONSUMER DISCRETIONARY		$63,233,673

CONSUMER STAPLES – 10.2%

BEVERAGES – 2.7%
Beam, Inc.	1,660	138,560
Brown-Forman Corp.	4,897	439,359
Coca-Cola Co.	113,282	4,620,773
Coca-Cola Enterprises, Inc.	8,440	383,514
Constellation Brands, Inc.*	4,930	393,611
Dr. Pepper Snapple Group, Inc.	5,750	318,665
Molson Coors Brewing Co.	2,550	152,923
Monster Beverage Corp.*	3,668	245,609
PepsiCo, Inc.	45,699	3,925,087

		$10,618,101

FOOD & STAPLES RETAILING – 2.2%
Costco Wholesale Corp.	12,260	1,418,237
CVS Caremark Corp.	14,900	1,083,528
Kroger Co.	16,936	779,733
Safeway, Inc.	3,150	107,289
Sysco Corp.	10,290	374,865
Walgreen Co.	23,220	1,576,638
Wal-Mart Stores, Inc.	36,533	2,912,045
Whole Foods Market, Inc.	12,340	613,298

		$8,865,633

FOOD PRODUCTS – 1.6%
Archer-Daniels-Midland Co.	7,540	329,724
Bunge Ltd.	1,670	133,016
Campbell Soup Co.	3,656	166,311
ConAgra Foods, Inc.	12,930	394,494
Dean Foods Co	1,680	26,611

ANNUAL REPORT / April 30, 2014

27     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Flowers Foods, Inc.	3,837	$78,735
General Mills, Inc.	16,884	895,190
Hershey Co.	4,640	446,554
Hillshire Brands Co.	3,300	117,645
Hormel Foods Corp.	3,460	165,007
Ingredion, Inc.	970	68,336
JM Smucker Co.	2,799	270,607
Kellogg Co.	6,340	423,702
Keurig Green Mountain, Inc.	5,040	472,147
Kraft Foods Group, Inc.	15,262	867,797
McCormick & Co., Inc.	3,430	244,216
Mead Johnson Nutrition Co.	6,750	595,755
Mondelez International, Inc.	18,787	669,757
Tyson Foods, Inc.	3,300	138,501
WhiteWave Foods Co., Class A*	3,380	93,592

		$6,597,697

HOUSEHOLD PRODUCTS – 1.5%
Church & Dwight Co., Inc.	3,872	267,207
Clorox Co.	3,468	314,548
Colgate-Palmolive Co.	28,176	1,896,245
Energizer Holdings, Inc.	990	110,573
Kimberly-Clark Corp.	9,440	1,059,640
Procter & Gamble Co.	27,106	2,237,600

		$5,885,813

PERSONAL PRODUCTS – 0.3%
Avon Products, Inc.	13,970	213,462
Estee Lauder Cos., Inc.	6,780	492,025
Herbalife Ltd.#	3,460	207,531
Nu Skin Enterprises, Inc.	1,600	139,200

		$1,052,218

TOBACCO – 1.9%
Altria Group, Inc.	57,250	2,296,297
Lorillard, Inc.	12,320	732,054
Philip Morris International, Inc.	47,960	4,097,223
Reynolds American, Inc.	7,440	419,839

		$7,545,413

TOTAL CONSUMER STAPLES		$40,564,875

ENERGY – 7.4%

ENERGY EQUIPMENT & SERVICES – 2.2%
Atwood Oceanics, Inc.*	550	27,258
Baker Hughes, Inc.	5,100	356,490
Cameron International Corp.*	5,880	381,965
Diamond Offshore Drilling, Inc.#	1,440	78,638
Dresser-Rand Group, Inc.*	2,070	125,111
Dril-Quip, Inc.*	1,500	169,680
FMC Technologies, Inc.*	7,560	428,652

Description	Number of Shares	Value
Halliburton Co.	24,630	$1,553,414
Helmerich & Payne, Inc.	1,680	182,532
McDermott International, Inc.#, *	5,080	36,728
Nabors Industries Ltd.	2,530	64,566
National Oilwell Varco, Inc.	4,255	334,145
Oceaneering International, Inc.	3,680	269,670
Oil States International, Inc.*	1,360	132,110
Patterson-UTI Energy, Inc.	430	13,988
Rowan Cos. PLC*	3,240	100,181
RPC, Inc.	450	10,004
Schlumberger Ltd.	38,584	3,918,205
Seadrill Ltd.#	11,500	405,030
Superior Energy Services, Inc.	2,740	90,201
Tidewater, Inc.	1,660	84,544
Unit Corp.*	220	14,509

		$8,777,621

OIL, GAS & CONSUMABLE FUELS – 5.2%
Anadarko Petroleum Corp.	5,450	539,659
Apache Corp.	3,573	310,136
Cabot Oil & Gas Corp.	14,280	560,918
Cheniere Energy, Inc.*	8,100	457,245
Chesapeake Energy Corp.	7,000	201,250
Chevron Corp.	18,800	2,359,776
Cimarex Energy Co.	950	113,164
Cobalt International Energy, Inc.*	8,700	156,600
Concho Resources, Inc.*	3,580	467,011
ConocoPhillips	12,460	925,903
CONSOL Energy, Inc.	1,800	80,118
Continental Resources, Inc.*	1,360	188,387
Denbury Resources, Inc.	1,815	30,528
Devon Energy Corp.	4,100	287,000
Energen Corp.	1,530	119,202
EOG Resources, Inc.	14,700	1,440,600
EQT Corp.	4,950	539,500
Exxon Mobil Corp.	43,183	4,422,371
Gulfport Energy Corp.*	2,700	198,909
Hess Corp.	2,990	266,588
HollyFrontier Corp.	2,340	123,061
Kinder Morgan, Inc.	17,005	555,383
Marathon Oil Corp.	7,330	264,979
Marathon Petroleum Corp.	3,065	284,892
Murphy Oil Corp.	1,950	123,688
Newfield Exploration Co.*	2,560	86,656
Noble Energy, Inc.	5,920	424,938
Oasis Petroleum, Inc.*	3,000	139,530
Occidental Petroleum Corp.	8,000	766,000

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    28

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
PBF Energy, Inc.	3,000	$92,340
Peabody Energy Corp.	2,070	39,351
Phillips 66	5,530	460,207
Pioneer Natural Resources Co.	3,820	738,291
QEP Resources, Inc.	2,400	73,656
Range Resources Corp.	5,350	483,908
Sandridge Energy, Inc.#, *	730	5,008
SM Energy Co.	1,570	116,384
Southwestern Energy Co.*	11,728	561,537
Spectra Energy Corp.	5,300	210,463
Teekay Corp.	520	29,177
Tesoro Corp.	2,340	131,719
Ultra Petroleum Corp.*	300	8,940
Valero Energy Corp.	5,170	295,569
Whiting Petroleum Corp.*	1,800	132,696
Williams Cos., Inc.	13,350	562,970
World Fuel Services Corp.	2,100	95,634
WPX Energy, Inc.*	5,116	108,868

		$20,580,710

TOTAL ENERGY		$29,358,331

FINANCIALS – 11.3%

CAPITAL MARKETS – 1.6%
Affiliated Managers Group, Inc.*	2,070	410,274
American Capital Ltd.*	6,400	95,936
Ameriprise Financial, Inc.	3,840	428,659
Ares Capital Corp.	700	12,019
Bank of New York Mellon Corp.	10,870	368,167
BlackRock, Inc.	2,260	680,260
Charles Schwab Corp.	14,470	384,179
E*TRADE Financial Corp.*	4,900	110,005
Eaton Vance Corp.	4,970	179,268
Federated Investors, Inc.#	470	13,414
Franklin Resources, Inc.	11,540	604,119
Goldman Sachs Group, Inc.	4,290	685,628
Invesco Ltd.	5,570	196,120
Lazard Ltd.	3,550	167,028
Legg Mason, Inc.	1,110	52,048
LPL Financial Holdings, Inc.	1,100	52,085
Morgan Stanley	12,996	401,966
Northern Trust Corp.	2,580	155,445
Raymond James Financial, Inc.	2,110	104,867
SEI Investments Co.	2,440	79,007
State Street Corp.	4,520	291,811
T. Rowe Price Group, Inc.	8,280	680,036
TD Ameritrade Holding Corp.	2,150	68,585
Waddell & Reed Financial, Inc.	2,740	184,813

		$6,405,739

Description	Number of Shares	Value
COMMERCIAL BANKS – 1.6%
Associated Banc-Corp.	5,285	$92,752
Bank of Hawaii Corp.	770	42,481
BB&T Corp.	6,990	260,937
BOK Financial Corp.	320	20,934
CIT Group, Inc.	2,400	103,320
City National Corp.	940	68,216
Comerica, Inc.	1,230	59,335
Commerce Bancshares, Inc.	846	36,784
Cullen/Frost Bankers, Inc.	1,440	110,030
East West Bancorp, Inc.	2,500	86,275
Fifth Third Bancorp	11,100	228,771
First Citizens BancShares, Inc.	50	11,244
First Horizon National Corp.	6,384	73,352
First Niagara Financial Group, Inc.	10,030	89,468
First Republic Bank	1,800	91,368
Fulton Financial Corp.	7,410	90,328
Huntington Bancshares, Inc.	9,441	86,480
KeyCorp	11,570	157,815
M&T Bank Corp.§	1,610	196,436
PacWest Bancorp	1,339	52,716
PNC Financial Services Group, Inc.	5,360	450,454
Popular, Inc.*	800	24,720
Regions Financial Corp.	17,356	175,990
Signature Bank*	1,100	130,702
SunTrust Banks, Inc.	6,680	255,577
SVB Financial Group*	500	53,345
Synovus Financial Corp.	15,640	50,204
TCF Financial Corp.	4,310	67,667
U.S. Bancorp	18,520	755,246
Valley National Bancorp	5,622	56,332
Wells Fargo & Co.	45,305	2,248,940
Zions Bancorporation	890	25,739

		$6,253,958

CONSUMER FINANCE – 0.8%
American Express Co.	27,660	2,418,314
Capital One Financial Corp.	5,700	421,230
Discover Financial Services	5,080	283,972
SLM Corp.	5,360	138,020

		$3,261,536

DIVERSIFIED FINANCIAL SERVICES – 2.4%
Bank of America Corp.	99,990	1,513,849
Berkshire Hathaway, Inc.*	17,106	2,204,108
CBOE Holdings, Inc.	3,000	160,080
Citigroup, Inc.	29,502	1,413,441
CME Group, Inc.	3,100	218,209

ANNUAL REPORT / April 30, 2014

29     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Interactive Brokers Group, Inc.	1,200	$28,680
IntercontinentalExchange Group, Inc.	3,218	657,888
JPMorgan Chase & Co.	37,220	2,083,576
Leucadia National Corp.	3,310	84,471
McGraw Hill Financial, Inc.	5,940	439,144
Moody’s Corp.	6,940	544,790
MSCI, Inc.*	2,520	102,161
NASDAQ OMX Group, Inc.	530	19,557

		$9,469,954

INSURANCE – 2.2%
ACE Ltd.	4,200	429,744
Aflac, Inc.	4,750	297,920
Alleghany Corp.*	256	104,443
Allied World Assurance Co. Holdings AG	930	100,152
Allstate Corp.	3,980	226,661
American Financial Group, Inc.	1,600	93,488
American International Group, Inc.	14,750	783,667
American National Insurance Co.	600	67,446
Aon PLC	8,500	721,480
Arch Capital Group Ltd.*	3,540	202,913
Arthur J Gallagher & Co.	3,880	174,678
Aspen Insurance Holdings, Ltd.	190	8,698
Assurant, Inc.	1,130	76,173
Assured Guaranty Ltd.	1,600	38,256
Axis Capital Holdings Ltd.	3,280	150,060
Brown & Brown, Inc.	2,170	64,623
Chubb Corp.	3,950	363,716
Cincinnati Financial Corp.	2,106	102,646
CNA Financial Corp.	1,050	42,997
Endurance Specialty Holdings Ltd.	2,000	101,640
Erie Indemnity Co.	670	48,005
Everest Re Group, Ltd.	270	42,668
Fidelity National Financial, Inc.	2,541	81,769
Genworth Financial, Inc.*	3,260	58,191
Hanover Insurance Group, Inc.	1,100	64,295
Hartford Financial Services Group, Inc.	3,290	118,012
HCC Insurance Holdings, Inc.	970	44,562
Kemper Corp.	370	14,582
Lincoln National Corp.	3,170	153,777
Loews Corp.	5,050	222,048
Markel Corp.*	80	50,074
Marsh & McLennan Cos., Inc.	11,240	554,244
MBIA, Inc.*	1,650	19,998
Mercury General Corp.	370	17,708
MetLife, Inc.	8,901	465,967
Old Republic International Corp.	6,600	109,296
PartnerRe Ltd.	970	102,238

Description	Number of Shares	Value
Principal Financial Group, Inc.	3,590	$168,156
ProAssurance Corp.	500	22,710
Progressive Corp.	15,080	365,690
Protective Life Corp.	1,130	57,800
Prudential Financial, Inc.	8,030	647,860
Reinsurance Group of America, Inc.	1,690	129,640
RenaissanceRe Holdings Ltd.	20	2,024
StanCorp Financial Group, Inc.	40	2,444
Torchmark Corp.	1,130	90,061
Travelers Cos., Inc.	5,080	460,146
Unum Group	2,210	73,416
Validus Holdings Ltd.	170	6,302
White Mountains Insurance Group Ltd.	160	95,402
WR Berkley Corp.	3,580	158,379
XL Group PLC	2,520	79,002

		$8,677,867

REAL ESTATE INVESTMENT TRUSTS – 2.5%
Alexandria Real Estate Equities, Inc.	740	54,627
American Capital Agency Corp.	1,600	36,336
American Tower Corp.	11,560	965,491
Annaly Capital Management, Inc.	9,650	111,457
Apartment Investment & Management Co.	3,970	122,395
AvalonBay Communities, Inc.	1,222	166,864
BioMed Realty Trust, Inc.	4,100	85,690
Boston Properties, Inc.	1,950	228,423
Brandywine Realty Trust	730	10,621
Camden Property Trust	170	11,643
CBL & Associates Properties, Inc.	5,000	90,850
Chimera Investment Corp.	15,700	48,513
CommonWealth REIT	2,542	64,592
Corporate Office Properties Trust	1,820	48,685
Corrections Corp. of America	4,047	132,742
DDR Corp.	2,800	48,076
Digital Realty Trust, Inc.#	3,760	200,784
Douglas Emmett, Inc.	10	276
Duke Realty Corp.	6,310	110,551
Equity Lifestyle Properties, Inc.	3,400	142,358
Equity Residential	3,050	181,292
Essex Property Trust, Inc.	1,073	185,908
Extra Space Storage, Inc.	2,200	115,126
Federal Realty Investment Trust	1,170	137,522
Gaming and Leisure Properties, Inc.	104	3,822
General Growth Properties, Inc.	4,843	111,244
Hatteras Financial Corp.	3,400	66,538
HCP, Inc.	5,670	237,346
Health Care REIT, Inc.	2,520	158,987

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    30

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Home Properties, Inc.	1,000	$61,600
Hospitality Properties Trust	750	22,537
Host Hotels & Resorts, Inc.	8,640	185,328
Kilroy Realty Corp.	2,000	119,140
Kimco Realty Corp.	6,880	157,690
Liberty Property Trust	1,340	50,250
Macerich Co.	710	46,086
Mack-Cali Realty Corp.	2,330	47,462
MFA Financial, Inc.	13,600	107,848
Mid-America Apartment Communities, Inc.	1,800	125,370
National Retail Properties, Inc.#	100	3,413
Omega Healthcare Investors, Inc.#	4,100	142,598
Piedmont Office Realty Trust, Inc.	3,300	58,113
Plum Creek Timber Co., Inc.	5,170	225,412
Post Properties, Inc.	700	35,147
Prologis, Inc.	6,010	244,186
Public Storage	3,860	677,469
Rayonier, Inc.	3,915	176,567
Realty Income Corp.#	3,910	169,890
Regency Centers Corp.	2,060	108,006
Senior Housing Properties Trust	2,540	59,614
Simon Property Group, Inc.	7,133	1,235,436
SL Green Realty Corp.	790	82,721
Spirit Realty Capital, Inc.	13,000	140,010
Starwood Property Trust, Inc.	3,600	86,580
Tanger Factory Outlet Centers	3,100	110,608
Taubman Centers, Inc.	150	10,926
Two Harbors Investment Corp.	11,700	121,446
UDR, Inc.	2,580	66,719
Ventas, Inc.	6,766	447,097
Vornado Realty Trust	2,573	263,990
Weingarten Realty Investors	3,560	111,072
Weyerhaeuser Co.	18,510	552,524
WP Carey, Inc.	1,900	116,812

		$10,048,426

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
CBRE Group, Inc.*	8,710	232,034
Forest City Enterprises, Inc.*	4,300	81,313
Howard Hughes Corp.*	658	93,936
Jones Lang LaSalle, Inc.	270	31,290
Realogy Holdings Corp.*	2,600	109,330
St Joe Co.*	2,820	50,337

		$598,240

THRIFTS & MORTGAGE FINANCE – 0.1%
Hudson City Bancorp, Inc.	3,732	37,171
New York Community Bancorp, Inc.#	2,740	42,223
Ocwen Financial Corp.*	3,000	113,700

Description	Number of Shares	Value
People’s United Financial, Inc.	7,600	$108,528
TFS Financial Corp.*	250	3,348
Washington Federal, Inc.	270	5,827

		$310,797

TOTAL FINANCIALS		$45,026,517

HEALTH CARE – 12.5%

BIOTECHNOLOGY – 3.4%
Alexion Pharmaceuticals, Inc.*	6,540	1,034,628
Alkermes PLC*	4,400	203,544
Amgen, Inc.	21,884	2,445,537
Ariad Pharmaceuticals, Inc.#, *	3,900	28,353
Biogen Idec, Inc.*	7,000	2,009,840
BioMarin Pharmaceutical, Inc.*	4,800	279,504
Celgene Corp.*	12,183	1,791,023
Cubist Pharmaceuticals, Inc.*	2,500	175,150
Gilead Sciences, Inc.*	44,354	3,481,345
Incyte Corp. Ltd.*	3,700	179,672
Medivation, Inc.*	1,800	108,378
Myriad Genetics, Inc.#, *	2,310	97,505
Pharmacyclics, Inc.*	1,300	122,954
Regeneron Pharmaceuticals, Inc.*	2,300	682,847
Seattle Genetics, Inc.#, *	3,400	130,832
Theravance, Inc.#, *	4,000	107,680
United Therapeutics Corp.*	1,340	134,013
Vertex Pharmaceuticals, Inc.*	7,683	520,139

		$13,532,944

HEALTH CARE EQUIPMENT & SUPPLIES – 1.9%
Abbott Laboratories	16,409	635,685
Alere, Inc.*	2,650	88,510
Baxter International, Inc.	15,550	1,131,884
Becton Dickinson & Co.	4,860	549,326
Boston Scientific Corp.*	18,100	228,241
CareFusion Corp.*	4,900	191,394
Cooper Cos., Inc.	1,050	138,505
Covidien PLC	4,400	313,500
CR Bard, Inc.	2,280	313,112
DENTSPLY International, Inc.	3,670	163,792
Edwards Lifesciences Corp.*	3,886	316,592
Hill-Rom Holdings, Inc.	2,260	84,434
Hologic, Inc.*	8,040	168,719
IDEXX Laboratories, Inc.*	1,890	238,972
Intuitive Surgical, Inc.*	1,200	434,040
Medtronic, Inc.	10,460	615,257
ResMed, Inc.#	4,720	235,292
Sirona Dental Systems, Inc.*	1,700	127,874
St. Jude Medical, Inc.	7,370	467,774

ANNUAL REPORT / April 30, 2014

31     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Stryker Corp.	7,300	$567,575
Teleflex, Inc.	60	6,125
Varian Medical Systems, Inc.*	2,750	218,763
Zimmer Holdings, Inc.	2,310	223,608

		$7,458,974

HEALTH CARE PROVIDERS & SERVICES – 1.9%
Aetna, Inc.	5,231	373,755
AmerisourceBergen Corp.	7,870	512,967
Brookdale Senior Living, Inc.#, *	4,570	145,509
Cardinal Health, Inc.	4,200	291,942
Catamaran Corp.*	6,712	253,378
Cigna Corp.	4,190	335,368
Community Health Systems, Inc.	146	5,532
Davita HealthCare Partners, Inc.*	6,388	442,688
Envision Healthcare Holdings, Inc.*	500	16,895
Express Scripts Holding Co.*	20,562	1,369,018
HCA Holdings, Inc.	3,600	187,200
Health Net, Inc.*	1,220	41,883
Henry Schein, Inc.*	2,460	281,006
Humana, Inc.	2,270	249,132
Laboratory Corp. of America Holdings*	2,710	267,477
LifePoint Hospitals, Inc.*	130	7,270
McKesson Corp.	6,500	1,099,735
MEDNAX, Inc.*	2,740	162,345
Omnicare, Inc.	1,959	116,110
Patterson Cos., Inc.	970	39,479
Quest Diagnostics, Inc.	1,850	103,471
Tenet Healthcare Corp.*	2,425	109,319
UnitedHealth Group, Inc.	10,320	774,413
Universal Health Services, Inc.	2,580	211,018
VCA Antech, Inc.*	870	26,648
WellPoint, Inc.	2,610	262,775

		$7,686,333

HEALTH CARE TECHNOLOGY – 0.1%
Allscripts Healthcare Solutions, Inc.*	4,700	71,534
Cerner Corp.*	10,040	515,052

		$586,586

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Agilent Technologies, Inc.	5,490	296,680
Bio-Rad Laboratories, Inc.*	890	109,657
Bruker Corp.*	5,300	109,498
Charles River Laboratories International, Inc.*	1,920	103,142
Covance, Inc.*	1,940	171,263
Illumina, Inc.*	4,200	570,570
Mettler-Toledo International, Inc.*	920	214,470

Description	Number of Shares	Value
PerkinElmer, Inc.	870	$36,514
Thermo Fisher Scientific, Inc.	3,920	446,880
Waters Corp.*	2,610	257,189

		$2,315,863

PHARMACEUTICALS – 4.6%
AbbVie, Inc.	44,309	2,307,613
Actavis PLC*	5,816	1,188,383
Allergan, Inc.	8,800	1,459,392
Bristol-Myers Squibb Co.	43,400	2,173,906
Eli Lilly & Co.	14,990	885,909
Endo International PLC	5,210	327,943
Forest Laboratories, Inc.*	3,330	306,060
Hospira, Inc.*	2,270	103,966
Jazz Pharmaceuticals PLC*	1,800	242,820
Johnson & Johnson	34,420	3,486,402
Mallinckrodt PLC*	1,337	95,235
Merck & Co., Inc.	29,646	1,736,070
Mylan, Inc.*	12,630	641,351
Perrigo Co. PLC	4,260	617,104
Pfizer, Inc.	65,523	2,049,559
Salix Pharmaceuticals Ltd.*	1,600	176,000
Zoetis, Inc.	13,681	413,987

		$18,211,700

TOTAL HEALTH CARE		$49,792,400

INDUSTRIALS – 12.0%

AEROSPACE & DEFENSE – 3.2%
Alliant Techsystems, Inc.	220	31,728
B/E Aerospace, Inc.*	2,900	254,533
Boeing Co.	22,090	2,850,052
Exelis, Inc.	5,070	93,998
General Dynamics Corp.	2,810	307,554
Hexcel Corp.*	3,600	150,084
Honeywell International, Inc.	22,570	2,096,753
Huntington Ingalls Industries, Inc.	1,645	169,435
L-3 Communications Holdings, Inc.	610	70,376
Lockheed Martin Corp.	7,450	1,222,843
Northrop Grumman Corp.	2,770	336,583
Precision Castparts Corp.	4,190	1,060,447
Raytheon Co.	3,520	336,090
Rockwell Collins, Inc.	4,470	347,096
Spirit Aerosystems Holdings, Inc.*	1,940	58,258
Textron, Inc.	3,270	133,743
TransDigm Group, Inc.	1,890	336,174
Triumph Group, Inc.	1,500	97,215
United Technologies Corp.	24,560	2,906,185

		$12,859,147

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    32

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

AIR FREIGHT & LOGISTICS – 0.8%
C.H. Robinson Worldwide, Inc.	4,384	$258,218
Expeditors International of Washington, Inc.	7,280	300,227
FedEx Corp.	3,260	444,175
United Parcel Service, Inc.	20,750	2,043,875

		$3,046,495

AIRLINES – 0.4%
Alaska Air Group, Inc.	2,200	206,976
American Airlines Group, Inc.*	3,200	112,224
Copa Holdings SA	720	97,402
Delta Air Lines, Inc.	17,520	645,262
Southwest Airlines Co.	9,730	235,174
United Continental Holdings, Inc.*	11,833	483,615

		$1,780,653

BUILDING PRODUCTS – 0.2%
Allegion PLC	2,233	110,199
Armstrong World Industries, Inc.*	40	2,102
Fortune Brands Home & Security, Inc.	4,760	189,686
Lennox International, Inc.	1,490	124,907
Masco Corp.	9,130	183,422
Owens Corning	890	36,356
Smith (A.O.) Corp.	2,500	116,900

		$763,572

COMMERCIAL SERVICES & SUPPLIES – 0.4%
ADT Corp.#	1,750	52,920
Cintas Corp.	1,520	89,574
Clean Harbors, Inc.*	1,300	78,000
Copart, Inc.*	5,280	191,506
Covanta Holding Corp.	5,900	108,855
Iron Mountain, Inc.	4,134	117,571
KAR Auction Services, Inc.	100	2,978
Pitney Bowes, Inc.	2,430	65,124
Republic Services, Inc.	5,140	180,363
RR Donnelley & Sons Co.	3,270	57,552
Stericycle, Inc.*	2,752	320,443
Waste Connections, Inc.	2,175	97,136
Waste Management, Inc.	4,440	197,358

		$1,559,380

CONSTRUCTION & ENGINEERING – 0.3%
AECOM Technology Corp.*	1,800	58,356
Chicago Bridge & Iron Co. NV	3,482	278,804
Fluor Corp.	3,470	262,679
Jacobs Engineering Group, Inc.*	1,650	95,205
KBR, Inc.	2,070	52,516

Description	Number of Shares	Value
Quanta Services, Inc.*	5,010	$176,753
URS Corp.	2,220	104,606

		$1,028,919

ELECTRICAL EQUIPMENT – 0.8%
AMETEK, Inc.	6,780	357,442
Babcock & Wilcox Co. (The)	2,940	102,283
Eaton Corp. PLC	4,728	343,442
Emerson Electric Co.	16,890	1,151,560
Hubbell, Inc.	1,590	187,175
Regal-Beloit Corp.	600	44,838
Rockwell Automation, Inc.	4,620	550,612
Roper Industries, Inc.	2,800	389,060
SolarCity Corp.#, *	1,000	53,250

		$3,179,662

INDUSTRIAL CONGLOMERATES – 1.5%
3M Co.	17,410	2,421,557
Carlisle Cos., Inc.	1,890	155,452
Danaher Corp.	7,880	578,234
General Electric Co.	99,220	2,668,026

		$5,823,269

MACHINERY – 2.2%
AGCO Corp.	560	31,192
Caterpillar, Inc.	8,900	938,060
Colfax Corp.*	2,600	187,148
Crane Co.	350	25,455
Cummins, Inc.	4,920	742,182
Deere & Co.	11,350	1,059,409
Donaldson Co., Inc.	4,860	204,557
Dover Corp.	5,360	463,104
Flowserve Corp.	4,920	359,406
Graco, Inc.	2,140	155,150
Harsco Corp.	1,810	43,313
IDEX Corp.	2,120	158,088
Illinois Tool Works, Inc.	6,900	588,087
Ingersoll-Rand PLC	6,700	400,660
ITT Corp.	2,535	109,360
Joy Global, Inc.	1,080	65,210
Kennametal, Inc.	2,650	123,834
Lincoln Electric Holdings, Inc.	2,600	173,706
Manitowoc Co., Inc.	3,910	124,260
Navistar International Corp.*	1,680	63,722
Nordson Corp.	2,000	148,700
Oshkosh Corp.	990	54,955
PACCAR, Inc.	5,990	383,240
Pall Corp.	3,170	266,755
Parker Hannifin Corp.	2,300	291,824

ANNUAL REPORT  /  April 30, 2014

33     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Pentair Ltd.	2,666	$198,057
Snap-On, Inc.	1,780	206,480
SPX Corp.	1,230	125,263
Stanley Black & Decker, Inc.	1,820	156,320
Terex Corp.	2,030	87,879
Timken Co.	300	18,924
Toro Co.	2,340	148,684
Trinity Industries, Inc.	1,080	81,065
Valmont Industries, Inc.	1,060	157,845
WABCO Holdings, Inc.*	2,050	219,371
Wabtec Corp.	3,320	247,506
Xylem, Inc.	1,370	51,498

		$8,860,269

MARINE – 0.0%**
Kirby Corp.*	1,500	150,930
PROFESSIONAL SERVICES – 0.5%
Dun & Bradstreet Corp.	930	103,007
Equifax, Inc.	4,060	287,489
IHS, Inc.*	2,140	258,148
Manpowergroup, Inc.	1,860	151,292
Nielsen Holdings N.V.	5,600	262,920
Robert Half International, Inc.	5,010	224,448
Science Applications International Corp.	1,257	49,023
Towers Watson & Co.	1,300	145,886
Verisk Analytics, Inc.*	6,000	360,540

		$1,842,753

ROAD & RAIL – 1.3%
Avis Budget Group, Inc.*	3,600	189,324
Con-way, Inc.	1,840	78,163
CSX Corp.	18,800	530,536
Genesee & Wyoming, Inc.*	1,600	158,416
Hertz Global Holdings, Inc.*	12,550	357,298
JB Hunt Transport Services, Inc.	2,980	226,778
Kansas City Southern	4,000	403,520
Landstar System, Inc.	1,590	100,154
Norfolk Southern Corp.	4,160	393,245
Old Dominion Freight Line, Inc.*	2,800	169,764
Ryder System, Inc.	40	3,287
Union Pacific Corp.	13,760	2,620,317

		$5,230,802

TRADING COMPANIES & DISTRIBUTORS – 0.4%
Fastenal Co.	10,360	518,829
GATX Corp.	90	5,907
MRC Global, Inc.*	100	2,919
MSC Industrial Direct Co., Inc.	1,390	126,573
United Rentals, Inc.*	2,600	243,958

Description	Number of Shares	Value
WESCO International, Inc.*	330	$28,967
WW Grainger, Inc.	2,010	511,344

		$1,438,497

TOTAL INDUSTRIALS		$47,564,348

INFORMATION TECHNOLOGY – 21.9%

COMMUNICATIONS EQUIPMENT – 1.6%
Brocade Communications Systems, Inc.*	8,790	81,835
Cisco Systems, Inc.	53,220	1,229,914
EchoStar Corp.*	270	12,139
F5 Networks, Inc.*	1,710	179,841
Harris Corp.	2,040	149,981
JDS Uniphase Corp.*	5,850	74,119
Juniper Networks, Inc.*	10,440	257,764
Motorola Solutions, Inc.	5,790	368,128
Palo Alto Networks, Inc.*	1,800	114,444
Polycom, Inc.*	3,200	39,360
QUALCOMM, Inc.	50,600	3,982,726
Riverbed Technology, Inc.*	4,200	81,690

		$6,571,941

COMPUTERS & PERIPHERALS – 4.2%
3D Systems Corp.#, *	3,000	142,020
Apple, Inc.	22,640	13,359,638
Diebold, Inc.	973	36,595
EMC Corp.	42,470	1,095,726
Hewlett-Packard Co.	19,490	644,339
Lexmark International, Inc.	2,230	95,890
NCR Corp.*	5,320	162,313
NetApp, Inc.	11,843	421,729
SanDisk Corp.	4,650	395,111
Stratasys Ltd.#, *	1,300	125,931
Western Digital Corp.	2,280	200,936

		$16,680,228

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%
Amphenol Corp.	5,150	491,052
Arrow Electronics, Inc.*	1,340	76,045
Avnet, Inc.	3,060	131,978
AVX Corp.	200	2,670
Corning, Inc.	13,640	285,212
Dolby Laboratories, Inc.#	1,350	53,797
FLIR Systems, Inc.	3,390	115,396
Ingram Micro, Inc.*	100	2,696
IPG Photonics Corp.#, *	200	12,926
Jabil Circuit, Inc.	5,240	90,442
Knowles Corp.*	1,930	53,905

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    34

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
National Instruments Corp.	2,880	$78,653
Tech Data Corp.*	1,700	106,233
Trimble Navigation Ltd.*	8,300	318,969
Vishay Intertechnology, Inc.	2,370	33,701

		$1,853,675

INTERNET SOFTWARE & SERVICES – 3.9%
Akamai Technologies, Inc.*	4,850	257,389
AOL, Inc.	2,331	99,790
eBay, Inc.*	37,820	1,960,211
Equinix, Inc.#, *	1,890	354,961
Facebook, Inc.*	49,700	2,971,066
Google, Inc.*	15,770	8,370,243
IAC/InterActiveCorp	2,830	187,572
LinkedIn Corp.*	3,200	491,104
Pandora Media, Inc.*	4,900	114,758
Rackspace Hosting, Inc.*	2,800	81,256
Twitter, Inc.#,*	1,900	74,043
VeriSign, Inc.*	3,950	186,361
Yahoo!, Inc.*	8,490	305,216

		$15,453,970

IT SERVICES – 4.6%
Accenture PLC	18,800	1,508,136
Alliance Data Systems Corp.*	1,790	433,001
Amdocs Ltd.	2,720	126,562
Automatic Data Processing, Inc.	14,030	1,093,779
Blackhawk Network Holdings, Inc.*	517	11,907
Broadridge Financial Solutions, Inc.	3,630	139,174
Cognizant Technology Solutions Corp.*	18,120	868,039
Computer Sciences Corp.	1,600	94,688
CoreLogic, Inc.*	680	19,060
DST Systems, Inc.	170	15,672
Fidelity National Information Services, Inc.	4,243	226,703
Fiserv, Inc.*	7,660	465,575
FleetCor Technologies, Inc.*	2,100	239,673
Gartner, Inc.*	3,500	241,290
Genpact Ltd.	6,500	109,590
Global Payments, Inc.	2,250	150,367
International Business Machines Corp.	27,900	5,481,513
Jack Henry & Associates, Inc.	1,900	104,804
Leidos Holdings, Inc.	2,200	81,928
Mastercard, Inc.	34,300	2,522,765
NeuStar, Inc.*	2,800	72,016
Paychex, Inc.	9,670	404,303
Teradata Corp.*	4,070	185,022
Total System Services, Inc.	4,520	143,600
Vantiv, Inc.*	3,900	119,925

Description	Number of Shares	Value
VeriFone Systems, Inc.*	2,600	$86,944
Visa, Inc.	15,330	3,106,011
Western Union Co.	20,690	328,350

		$18,380,397

OFFICE ELECTRONICS – 0.1%
Xerox Corp.	15,860	191,747
Zebra Technologies Corp.*	350	24,304

		$216,051

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Advanced Micro Devices, Inc.#,*	12,850	52,556
Altera Corp.	7,030	228,616
Analog Devices, Inc.	8,820	452,378
Applied Materials, Inc.	32,580	620,975
Atmel Corp.*	11,220	87,179
Avago Technologies Ltd.	8,000	508,000
Broadcom Corp.	9,230	284,376
Cree, Inc.*	3,430	161,793
Fairchild Semiconductor International, Inc.*	1,810	23,041
First Solar, Inc.*	700	47,243
Intel Corp.	54,870	1,464,480
KLA-Tencor Corp.	1,850	118,381
Lam Research Corp.	2,480	142,873
Linear Technology Corp.	6,470	287,915
LSI Corp.	9,100	101,374
Marvell Technology Group Ltd.	3,330	52,814
Maxim Integrated Products, Inc.	11,220	363,977
Microchip Technology, Inc.#	5,900	280,486
Micron Technology, Inc.*	12,970	338,776
NVIDIA Corp.	6,080	112,298
ON Semiconductor Corp.*	10,570	99,464
Silicon Laboratories, Inc.*	1,380	62,031
Skyworks Solutions, Inc.*	4,800	197,040
Teradyne, Inc.*	3,450	60,962
Texas Instruments, Inc.	30,750	1,397,588
Xilinx, Inc.	8,100	382,239

		$7,928,855

SOFTWARE – 5.0%
Activision Blizzard, Inc.	2,970	59,430
Adobe Systems, Inc.*	8,680	535,469
ANSYS, Inc.*	3,880	296,083
Autodesk, Inc.*	7,530	361,591
CA, Inc.	4,180	125,985
Cadence Design Systems, Inc.*	11,710	182,208
Citrix Systems, Inc.*	6,130	363,570
Compuware Corp.	1,080	11,189
Concur Technologies, Inc.*	1,100	88,517

ANNUAL REPORT / April 30, 2014

35     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Electronic Arts, Inc.*	6,660	$188,478
FactSet Research Systems, Inc.#	1,540	164,010
Fortinet, Inc.*	4,000	87,920
Informatica Corp.*	3,500	124,075
Intuit, Inc.	10,000	757,500
MICROS Systems, Inc.*	1,220	62,830
Microsoft Corp.	242,989	9,816,756
NetSuite, Inc.*	1,200	92,772
Nuance Communications, Inc.*	100	1,609
Oracle Corp.	95,900	3,920,392
Red Hat, Inc.*	6,230	303,090
Rovi Corp.*	1,650	36,779
Salesforce.com, Inc.*	17,080	882,182
ServiceNow, Inc.*	3,500	174,020
SolarWinds, Inc.*	1,300	52,416
Solera Holdings, Inc.	2,700	174,906
Splunk, Inc.*	4,300	234,651
Symantec Corp.	16,720	339,082
Synopsys, Inc.*	2,600	97,812
TIBCO Software, Inc.*	5,000	98,150
VMware, Inc.*	2,310	213,698
Workday, Inc.*	1,300	94,991
Zynga, Inc.*	15,000	60,750

		$20,002,911

TOTAL INFORMATION TECHNOLOGY		$87,088,028

MATERIALS – 4.3%

CHEMICALS – 3.1%
Air Products & Chemicals, Inc.	1,970	231,514
Airgas, Inc.	1,960	208,270
Albemarle Corp.	1,180	79,107
Ashland, Inc.	540	52,164
Cabot Corp.	460	26,588
Celanese Corp.	5,270	323,736
CF Industries Holdings, Inc.	723	177,258
Cytec Industries, Inc.	980	93,414
Dow Chemical Co.	15,250	760,975
E.I. du Pont de Nemours & Co.	26,830	1,806,196
Eastman Chemical Co.	5,688	495,823
Ecolab, Inc.	7,877	824,249
FMC Corp.	3,660	281,820
International Flavors & Fragrances, Inc.	2,900	285,708
LyondellBasell Industries NV	11,100	1,026,750
Monsanto Co.	15,750	1,743,525
Mosaic Co.	2,550	127,602
NewMarket Corp.	400	148,928
PPG Industries, Inc.	3,820	739,628

Description	Number of Shares	Value
Praxair, Inc.	8,250	$1,077,037
Rockwood Holdings, Inc.	2,000	142,100
RPM International, Inc.	3,760	160,402
Scotts Miracle-Gro Co.	1,470	89,979
Sherwin-Williams Co.	2,858	571,143
Sigma-Aldrich Corp.	3,490	335,773
Valspar Corp.	2,720	198,669
Westlake Chemical Corp.	1,800	128,160
WR Grace & Co.*	2,900	267,090

		$12,403,608

CONSTRUCTION MATERIALS – 0.1%
Eagle Materials, Inc.	1,700	141,661
Martin Marietta Materials, Inc.#	1,500	186,495
Vulcan Materials Co.	1,400	90,342

		$418,498

CONTAINERS & PACKAGING – 0.5%
Aptargroup, Inc.	580	39,104
Avery Dennison Corp.	910	44,281
Ball Corp.	6,200	348,378
Bemis Co., Inc.	3,440	138,426
Crown Holdings, Inc.*	4,340	204,718
Greif, Inc.	270	14,631
MeadWestvaco Corp.	1,480	57,824
Owens-Illinois, Inc.*	3,380	107,416
Packaging Corp. of America	2,850	189,895
Rock-Tenn Co.	2,000	191,220
Sealed Air Corp.	7,500	257,325
Silgan Holdings, Inc.	1,900	94,525
Sonoco Products Co.	3,910	164,533

		$1,852,276

METALS & MINING – 0.4%
Alcoa, Inc.	6,800	91,596
Allegheny Technologies, Inc.	2,650	109,180
Carpenter Technology Corp.	380	23,864
Cliffs Natural Resources, Inc.#	2,540	45,009
Compass Minerals International, Inc.	900	82,440
Freeport-McMoRan Copper & Gold, Inc.	10,465	359,682
Newmont Mining Corp.	5,570	138,303
Nucor Corp.	3,150	163,012
Reliance Steel & Aluminum Co.	750	53,115
Royal Gold, Inc.	400	26,480
Southern Copper Corp.	6,270	188,978
Steel Dynamics, Inc.	5,700	104,139
Tahoe Resources, Inc.*	5,800	129,340
United States Steel Corp.#	3,620	94,192

		$1,609,330

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    36

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

PAPER & FOREST PRODUCTS – 0.2%
Domtar Corp.	900	$84,024
International Paper Co.	13,540	631,641

		$715,665

TOTAL MATERIALS		$16,999,377

TELECOMMUNICATION SERVICES – 2.4%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc.	49,557	1,769,185
CenturyLink, Inc.	5,519	192,668
Frontier Communications Corp.#	10,500	62,475
Level 3 Communications, Inc.*	2,028	87,265
tw telecom, Inc.*	4,100	125,829
Verizon Communications, Inc.	120,100	5,612,273
Windstream Holdings, Inc.#	15,700	142,399

		$7,992,094

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
Crown Castle International Corp.	10,540	766,574
SBA Communications Corp.*	4,510	404,818
Sprint Corp.	11,460	97,410
Telephone & Data Systems, Inc.#	2,424	65,909
T-Mobile US, Inc.*	2,465	72,200
United States Cellular Corp.	90	3,739

		$1,410,650

TOTAL TELECOMMUNICATION SERVICES		$9,402,744

UTILITIES – 2.0%

ELECTRIC UTILITIES – 0.9%
American Electric Power Co., Inc.	5,390	290,036
Duke Energy Corp.	3,795	282,690
Edison International	3,320	187,779
Entergy Corp.	2,770	200,825
Exelon Corp.	8,199	287,211
FirstEnergy Corp.	4,626	156,127
Great Plains Energy, Inc.	1,720	46,148
Hawaiian Electric Industries, Inc.#	2,710	65,013
ITC Holdings Corp.	3,960	146,401
NextEra Energy, Inc.	3,340	333,499
Northeast Utilities	5,713	269,996
OGE Energy Corp.	3,020	112,737
Pinnacle West Capital Corp.	1,600	89,520
PPL Corp.	9,000	300,060
Southern Co.	10,381	475,761
Westar Energy, Inc.	2,960	106,205
Xcel Energy, Inc.	7,770	247,630

		$3,597,638

Description	Number of Shares	Value

GAS UTILITIES – 0.3%
AGL Resources, Inc.	1,320	$71,280
Atmos Energy Corp.	2,610	133,214
National Fuel Gas Co.	1,410	103,832
ONE Gas, Inc.	1,290	47,188
ONEOK, Inc.	7,160	452,655
Questar Corp.	6,500	157,820
UGI Corp.	1,890	88,244

		$1,054,233

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
AES Corp.	6,610	95,514
Calpine Corp.*	7,850	180,000
NRG Energy, Inc.	3,100	101,432

		$376,946

MULTI-UTILITIES – 0.7%
Alliant Energy Corp.	2,000	116,960
Ameren Corp.	3,450	142,519
CenterPoint Energy, Inc.	4,760	117,858
CMS Energy Corp.	3,670	111,238
Consolidated Edison, Inc.	5,340	309,880
Dominion Resources, Inc.	4,170	302,492
DTE Energy Co.	2,200	171,908
Integrys Energy Group, Inc.	1,760	107,853
MDU Resources Group, Inc.	4,280	151,598
NiSource, Inc.	4,700	170,704
PG&E Corp.	3,120	142,210
Public Service Enterprise Group, Inc.	6,200	254,014
SCANA Corp.	3,140	168,555
Sempra Energy	3,250	320,483
TECO Energy, Inc.	430	7,723
Vectren Corp.	1,680	68,158
Wisconsin Energy Corp.	4,240	205,555

		$2,869,708

WATER UTILITIES – 0.0%**
American Water Works Co., Inc.	1,690	76,946
Aqua America, Inc.	6,625	166,221

		$243,167

TOTAL UTILITIES		$8,141,692

TOTAL COMMON STOCKS (COST $253,327,412)		$397,171,985
MONEY MARKET FUND – 0.1%
Dreyfus Cash Management Fund,
Institutional Shares, 0.03%^	233,002	233,002

TOTAL MONEY MARKET FUND (COST $233,002)		$233,002

ANNUAL REPORT / April 30, 2014

37     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
PREFERRED STOCK – 0.0%**

CONSUMER DISCRETIONARY – 0.0%**

SPECIALTY RETAIL – 0.0%**
OSH 1 Liquidating Corp.††	57	$—

TOTAL PREFERRED STOCK (COST $132)		$—

RIGHTS – 0.0%**
Celgene Corp.*	89	249
Community Health Systems, Inc.*	3,700	222
Fresenius Kabi Pharmaceuticals Holding, Inc.*,††	132	—

TOTAL RIGHTS (COST $142)		$471

WARRANTS – 0.0%**
American International Group, Inc. CW21, Expire 1/19/21*	2,055	45,703
Kinder Morgan, Inc., Expire 5/25/17*	16,345	31,709

TOTAL WARRANTS (COST $48,690)		$77,412

TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $253,609,378)		$397,482,870

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.3%

REPURCHASE AGREEMENTS – 1.3%

Barclays Capital, 0.04%, dated 04/30/14, due 05/01/14, repurchase price $249,297, collateralized by U.S. Treasury Securities 0.00% to 3.63%, maturing 09/15/15 to 02/15/44; total market value of $254,283.	$249,297	249,297

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,184,184, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $1,207,865.	1,184,182	1,184,182

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $1,184,183, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $1,207,879.	1,184,182	1,184,182

Description	Par Value	Value

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,184,184, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $1,207,870.	$1,184,182	$1,184,182

TD Securities (USA) LLC, 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,184,184, collateralized by U.S. Government & Treasury Securities 2.50% to 5.63%, maturing 01/15/15 to 02/01/43; total market value of $1,207,866.	1,184,182	1,184,182

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,986,025)		$4,986,025

TOTAL INVESTMENTS – 101.3% (COST $258,595,403)		$402,468,895

COLLATERAL FOR SECURITIES ON LOAN – (1.3%)		(4,986,025)

OTHER LIABILITIES LESS ASSETS – 0.0%**		(76,353)

TOTAL NET ASSETS – 100.0%		$397,406,517

April 30, 2014  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    38

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $262,671,349. The net unrealized appreciation/(depreciation) of investments was $139,797,546. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $147,331,783 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,534,237.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$397,171,985	$—	$—	$397,171,985
Preferred Stock	—	—	—	—
Rights	471	—	—	471
Warrants	77,412	—	—	77,412
Money Market Fund	233,002	—	—	233,002
Repurchase Agreements	—	4,986,025	—	4,986,025

Total	$397,482,870	$4,986,025	$—	$402,468,895

	See Notes to Portfolios of Investments
See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

39

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Value Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Financials	24.9%

Health Care	16.5%

Industrials	15.1%

Energy	13.6%

Consumer Discretionary	9.4%

Information Technology	8.7%

Consumer Staples	6.8%

Utilities	3.1%

Materials	2.0%

Telecommunication Services	1.4%

Other Assets and Liabilities - Net[1]	(1.5)%

TOTAL	100.0%

(1) Assets,	other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 101.5%

CONSUMER DISCRETIONARY – 9.4%

MEDIA – 3.1%

Omnicom Group, Inc.	7,604	$514,639

MULTILINE RETAIL – 2.5%

Nordstrom, Inc.	6,706	410,944

SPECIALTY RETAIL – 3.8%

Dick’s Sporting Goods, Inc.	6,471	340,763

Lowe’s Cos., Inc.	6,471	297,084

		$637,847

TOTAL CONSUMER DISCRETIONARY		$1,563,430

CONSUMER STAPLES – 6.8%

BEVERAGES – 1.9%

PepsiCo, Inc.	3,680	316,075

FOOD & STAPLES RETAILING – 3.2%

Costco Wholesale Corp.	1,418	164,034

CVS Caremark Corp.	4,994	363,164

		$527,198

TOBACCO – 1.7%

Philip Morris International, Inc.	3,368	287,728

TOTAL CONSUMER STAPLES		$1,131,0301

Description	Number of Shares	Value

ENERGY – 13.6%

ENERGY EQUIPMENT & SERVICES – 3.0%

Schlumberger Ltd.	4,947	$502,368

OIL, GAS & CONSUMABLE FUELS – 10.6%

Chevron Corp.	4,855	609,400

ConocoPhillips	6,975	518,312

Exxon Mobil Corp.	2,647	271,079

Occidental Petroleum Corp.	3,797	363,563

		$1,762,354

TOTAL ENERGY		$2,264,722

FINANCIALS – 24.9%

CAPITAL MARKETS – 2.6%

T. Rowe Price Group, Inc.	5,300	435,289

COMMERCIAL BANKS – 10.3%

BB&T Corp.	14,593	544,757

PNC Financial Services Group, Inc.	4,993	419,612

U.S. Bancorp	4,704	191,829

Wells Fargo & Co.	11,301	560,982

		$1,717,180
DIVERSIFIED FINANCIAL SERVICES – 3.0%

JPMorgan Chase & Co.	8,839	494,807

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    40

    Wilmington Large-Cap Value Fund (continued)

Description	Number of Shares	Value

INSURANCE – 7.4%

ACE Ltd.	4,325	$442,534

MetLife, Inc.	8,783	459,790

Travelers Cos., Inc.	3,559	322,374

		$1,224,698

REAL ESTATE INVESTMENT TRUSTS – 1.6%

American Tower Corp.	3,163	264,174

TOTAL FINANCIALS		$4,136,148

HEALTH CARE – 16.5%

BIOTECHNOLOGY – 1.5%

Amgen, Inc.	2,187	244,397

HEALTH CARE PROVIDERS & SERVICES – 2.8%

Cardinal Health, Inc.	6,635	461,199

PHARMACEUTICALS – 12.2%

Johnson & Johnson	6,354	643,597

Merck & Co., Inc.	9,041	529,441

Pfizer, Inc.	19,232	601,577

Teva Pharmaceutical Industries Ltd. ADR	5,251	256,564

		$2,031,179

TOTAL HEALTH CARE		$2,736,775

INDUSTRIALS – 15.1%

AEROSPACE & DEFENSE – 1.5%

Lockheed Martin Corp.	1,482	243,255

AIR FREIGHT & LOGISTICS – 1.9%

United Parcel Service, Inc.	3,290	324,065

AIRLINES – 1.5%

Delta Air Lines, Inc.	6,992	257,515

ELECTRICAL EQUIPMENT – 1.3%

Emerson Electric Co.	3,064	208,904

INDUSTRIAL CONGLOMERATES – 6.5%

Danaher Corp.	6,292	461,707

General Electric Co.	22,846	614,329

		$1,076,036

ROAD & RAIL – 2.4%

Union Pacific Corp.	2,100	399,903

TOTAL INDUSTRIALS		$2,509,678

Description	Number of Shares	Value

INFORMATION TECHNOLOGY – 8.7%

COMMUNICATIONS EQUIPMENT – 2.5%

QUALCOMM, Inc.	5,216	$410,551

COMPUTERS & PERIPHERALS – 2.9%

Apple, Inc.	827	488,004

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.3%

Intel Corp.	9,645	257,425

Maxim Integrated Products, Inc.	9,164	297,280

		$554,705

TOTAL INFORMATION TECHNOLOGY		$1,453,260

MATERIALS – 2.0%

CHEMICALS – 2.0%

Air Products & Chemicals, Inc.	2,887	339,280

TELECOMMUNICATION SERVICES – 1.4%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%

Verizon Communications, Inc.	1,928	90,095

WIRELESS TELECOMMUNICATION SERVICES – 0.9%

Vodafone Group PLC ADR	3,917	148,689

TOTAL TELECOMMUNICATION SERVICES		$238,784

UTILITIES – 3.1%

ELECTRIC UTILITIES – 3.1%

PPL Corp.	8,088	269,654

Southern Co.	5,413	248,078

		$517,732

TOTAL UTILITIES		$517,732

TOTAL COMMON STOCKS (COST $12,500,889)		$16,890,810

TOTAL INVESTMENTS – 101.5% (COST $12,500,889)		$16,890,810

OTHER LIABILITIES LESS ASSETS – (1.5%)		(244,100)

TOTAL NET ASSETS – 100.0%		$16,646,710

Cost of investments for Federal income tax purposes is $12,571,388. The net unrealized appreciation/(depreciation) of investments was $4,319,422. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,364,974 and net unrealized depreciation from investments for those securities having an excess of cost over value of $45,552.

ANNUAL REPORT / April 30, 2014

41    PORTFOLIOS OF INVESTMENTS

    Wilmington Large-Cap Value Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$16,890,810	$—	$—	$16,890,810

Total	$16,890,810	$—	$—	$16,890,810

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

    42

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Mid-Cap Growth Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Consumer Discretionary	21.7%

Information Technology	17.3%

Industrials	16.9%

Health Care	12.0%

Financials	10.8%

Energy	9.3%

Materials	5.9%

Consumer Staples	4.9%

Cash Equivalents[1]	8.8%

Other Assets and Liabilities – Net[2]	(7.6)%

TOTAL	100.0%

(1) Cash	Equivalents include investments in a money market fund and repurchase agreements.

(2) Assets,	other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 98.8%

CONSUMER DISCRETIONARY – 21.7%

AUTO COMPONENTS – 2.3%

BorgWarner, Inc.	145,170	$9,020,864

DISTRIBUTORS – 1.9%

LKQ Corp.*	244,650	7,124,208

HOTELS, RESTAURANTS & LEISURE – 2.1%

DineEquity, Inc.	54,450	4,127,854

Panera Bread Co.*	24,550	3,755,414

		$7,883,268

INTERNET & CATALOG RETAIL – 1.0%

TripAdvisor, Inc.*	48,925	3,950,205

MEDIA – 4.7%

CBS Corp., Non-Voting	156,050	9,013,448

Lions Gate Entertainment Corp.	151,000	4,006,030

Scripps Networks Interactive, Inc.	63,400	4,759,438

		$17,778,916

MULTILINE RETAIL – 1.5%

Nordstrom, Inc.	92,000	5,637,760

SPECIALTY RETAIL – 4.6%

GameStop Corp.	123,300	4,892,544

Description	Number of Shares	Value

L Brands, Inc.	98,650	$5,346,830

Tile Shop Holdings, Inc.#,*	262,613	3,701,530

Vitamin Shoppe, Inc.*	74,600	3,571,848

		$17,512,752

TEXTILES, APPAREL & LUXURY GOODS – 3.6%

Coach, Inc.	79,300	3,540,745

Lululemon Athletica, Inc.#,*	65,900	3,026,787

PVH Corp.	56,300	7,069,591

		$13,637,123

TOTAL CONSUMER DISCRETIONARY		$82,545,096

CONSUMER STAPLES – 4.9%

BEVERAGES –1.9%

Keurig Green Mountain, Inc.	77,400	7,250,832

FOOD & STAPLES RETAILING – 0.8%

Pricesmart, Inc.	33,000	3,169,320

HOUSEHOLD PRODUCTS – 1.5%

Church & Dwight Co., Inc.	81,140	5,599,471

PERSONAL PRODUCTS – 0.7%

Herbalife Ltd.#	41,710	2,501,766

TOTAL CONSUMER STAPLES		$18,521,389

ANNUAL REPORT / April 30, 2014

43    PORTFOLIOS OF INVESTMENTS

Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value

ENERGY – 9.3%

ENERGY EQUIPMENT & SERVICES – 4.3%

Cameron International Corp.*	95,500	$6,203,680

CARBO Ceramics, Inc.#	39,530	5,530,642

Core Laboratories NV	24,550	4,607,544

		$16,341,866

OIL, GAS & CONSUMABLE FUELS – 5.0%

Cabot Oil & Gas Corp.	139,100	5,463,848

Southwestern Energy Co.*	124,140	5,943,823

Whiting Petroleum Corp.*	106,300	7,836,436

		$19,244,107

TOTAL ENERGY		$35,585,973

FINANCIALS – 10.8%

CAPITAL MARKETS – 2.2%

Raymond James Financial, Inc.	86,400	4,294,080

T. Rowe Price Group, Inc.	48,300	3,966,879

		$8,260,959

COMMERCIAL BANKS – 1.6%

SVB Financial Group*	55,400	5,910,626

DIVERSIFIED FINANCIAL SERVICES – 2.3%

IntercontinentalExchange Group, Inc.	18,900	3,863,916

MarketAxess Holdings, Inc.	91,200	4,913,856

		$8,777,772

INSURANCE – 1.4%

Brown & Brown, Inc.	183,219	5,456,262

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.3%

CBRE Group, Inc.*	260,550	6,941,052

Realogy Holdings Corp.*	135,150	5,683,058

		$12,624,110

TOTAL FINANCIALS		$41,029,729

HEALTH CARE – 12.0%

BIOTECHNOLOGY – 3.1%

Cepheid, Inc.*	106,500	4,630,620

Regeneron Pharmaceuticals, Inc.*	23,920	7,101,609

		$11,732,229

HEALTH CARE EQUIPMENT & SUPPLIES – 4.9%

Alere, Inc.*	151,100	5,046,740

Intuitive Surgical, Inc.*	10,475	3,788,807

ResMed, Inc.#	116,235	5,794,315

West Pharmaceutical Services, Inc.	93,950	4,075,551

		$18,705,413

HEALTH CARE TECHNOLOGY – 1.5%

Cerner Corp.*	111,850	5,737,905

Description	Number of Shares	Value

PHARMACEUTICALS – 2.5%

Auxilium Pharmaceuticals, Inc.*	110,700	$2,491,857

Perrigo Co. PLC	49,625	7,188,678

		$9,680,535

TOTAL HEALTH CARE		$45,856,082

INDUSTRIALS – 16.9%

AEROSPACE & DEFENSE – 2.6%

HEICO Corp.	138,500	5,643,875

Precision Castparts Corp.	16,700	4,226,603

		$9,870,478

COMMERCIAL SERVICES & SUPPLIES – 2.8%

MSA Safety, Inc.	104,800	5,528,200

Waste Connections, Inc.	115,091	5,139,964

		$10,668,164

ELECTRICAL EQUIPMENT – 3.5%

AMETEK, Inc.	127,050	6,698,076

Rockwell Automation, Inc.	54,850	6,537,023

		$13,235,099

MACHINERY – 5.2%

Chart Industries, Inc.#,*	51,550	3,516,741

Cummins, Inc.	39,500	5,958,575

Graco, Inc.	80,450	5,832,625

Pall Corp.	52,500	4,417,875

		$19,725,816

ROAD & RAIL – 2.8%

Kansas City Southern	53,150	5,361,772

Old Dominion Freight Line, Inc.*	86,800	5,262,684

		$10,624,456

TOTAL INDUSTRIALS		$64,124,013

INFORMATION TECHNOLOGY – 17.3%

COMMUNICATIONS EQUIPMENT – 1.1%

Aruba Networks, Inc.*	219,135	4,332,299

COMPUTERS & PERIPHERALS – 0.9%

Stratasys Ltd.*	34,700	3,361,389

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 4.1%

FEI Co.	51,900	4,127,088

IPG Photonics Corp.#,*	112,810	7,290,910

National Instruments Corp.	151,800	4,145,658

		$15,563,656

INTERNET SOFTWARE & SERVICES – 2.2%

CoStar Group, Inc.*	28,547	4,592,927

Xoom Corp.*	178,500	3,982,335

		$8,575,262

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    44

    Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value

IT SERVICES – 1.4%

Global Payments, Inc.	77,850	$5,202,715

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.6%

Altera Corp.	171,100	5,564,172

Lam Research Corp.	72,950	4,202,650

		$9,766,822

SOFTWARE – 5.0%

ANSYS, Inc.*	94,066	7,178,176

Autodesk, Inc.*	125,300	6,016,906

Red Hat, Inc.*	116,150	5,650,698

		$18,845,780

TOTAL INFORMATION TECHNOLOGY		$65,647,923

MATERIALS – 5.9%

CHEMICALS – 4.2%

Airgas, Inc.	43,400	4,611,684

Valspar Corp.	60,200	4,397,008

WR Grace & Co.*	76,650	7,059,465

		$16,068,157

CONTAINERS & PACKAGING – 1.7%

Crown Holdings, Inc.*	132,250	6,238,232

TOTAL MATERIALS		$22,306,389

TOTAL COMMON STOCKS
(COST $271,533,204)		$375,616,594

MONEY MARKET FUND – 1.2%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	4,447,858	4,447,858

TOTAL MONEY MARKET FUND
(COST $4,447,858)		$4,447,858

TOTAL INVESTMENTS IN SECURITIES – 100.0%
(COST $275,981,062)		$380,064,452

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.6%

REPURCHASE AGREEMENTS – 7.6%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $6,854,053, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $6,991,123.	$6,854,042	$6,854,042

Daiwa Capital Markets America, 0.07%, dated 04/30/14, due 05/01/14, repurchase price $6,854,055, collateralized by U.S. Government & Treasury Securities 1.32% to 6.50%, maturing 06/01/17 to 03/01/48; total market value of $6,991,123.	6,854,042	6,854,042

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $6,854,050, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $6,991,199.	6,854,042	6,854,042

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $1,442,921, collateralized by U.S. Treasury Securities 0.13% to 6.13%, maturing 07/15/14 to 02/15/44; total market value of $1,471,778.	1,442,919	1,442,919

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $6,854,053, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $6,991,146.	6,854,042	6,854,042

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $28,859,087)		$28,859,087

TOTAL INVESTMENTS – 107.6%
(COST $304,840,149)		$408,923,539

COLLATERAL FOR SECURITIES ON LOAN – (7.6%)		(28,859,087)

OTHER ASSETS LESS LIABILITIES – 0.0%**		161,054

TOTAL NET ASSETS – 100.0%		$380,225,506

Cost of investments for Federal income tax purposes is $307,822,570. The net unrealized appreciation/(depreciation) of investments was $101,100,969. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $112,229,425 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,128,456.

ANNUAL REPORT / April 30, 2014

45    PORTFOLIOS OF INVESTMENTS

    Wilmington Mid-Cap Growth Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$375,616,594	$—	$—	$375,616,594

Money Market Fund	4,447,858	—	—	4,447,858

Repurchase Agreements	—	28,859,087	—	28,859,087

Total	$380,064,452	$28,859,087	$—	$408,923,539

See Notes to Portfolios of Investments

See Notes which is an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

    46

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Growth Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Industrial	25.7%

Information Technology	19.3%

Health Care	18.8%

Consumer Discretionary	16.6%

Consumer Staples	6.2%

Materials	5.0%

Financials	4.9%

Energy	2.4%

Telecommunication Services	0.7%

Utilities	0.0%[3]

Warrant	0.0%[3]

Cash Equivalents[1]	9.4%

Other Assets and Liabilities – Net[2]	(9.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 99.6%

CONSUMER DISCRETIONARY – 16.6%

AUTO COMPONENTS – 1.4%

American Axle & Manufacturing Holdings, Inc.*	5,529	$97,587

Stoneridge, Inc.*	11,858	126,762

Tenneco, Inc.*	12,612	755,080

Tower International, Inc.*	6,997	194,587

		$1,174,016
AUTOMOBILES – 0.3%

Winnebago Industries, Inc.*	12,171	290,887

DISTRIBUTORS – 0.9%

Core-Mark Holding Co., Inc.	9,685	780,030

DIVERSIFIED CONSUMER SERVICES – 0.4%

Education Management Corp.#,*	16,509	65,541

Description	Number of Shares	Value

Steiner Leisure Ltd.*	7,146	$308,493

		$374,034

HOTELS, RESTAURANTS & LEISURE – 2.2%

Cheesecake Factory, Inc.	9,438	423,672

DineEquity, Inc.	1,417	107,423

Life Time Fitness, Inc.#,*	10,334	496,032

Popeyes Louisiana Kitchen, Inc.*	3,667	139,713

Premier Exhibitions, Inc.*	55,016	48,034

Ruth’s Hospitality Group, Inc.	18,034	227,048

Sonic Corp.*	20,697	394,071

		$1,835,993

HOUSEHOLD DURABLES – 1.0%

La-Z-Boy, Inc.	3,228	78,214

Libbey, Inc.*	8,575	228,695

Meritage Homes Corp.*	2,238	86,342

ANNUAL REPORT / April 30, 2014

47    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Ryland Group, Inc.	11,561	$443,827

		$837,078
INTERNET & CATALOG RETAIL – 0.8%

Blue Nile, Inc.*	4,275	148,471

HSN, Inc.	5,970	346,499

Orbitz Worldwide, Inc.*	19,948	146,618

Valuevision Media, Inc.*	15,226	71,258

		$712,846
LEISURE EQUIPMENT & PRODUCTS – 1.3%

Brunswick Corp.	15,693	630,702

Marine Products Corp.	8,156	57,908

Polaris Industries, Inc.	2,883	387,273

		$1,075,883
MEDIA – 2.5%

Entravision Communications Corp.	24,766	131,507

Lions Gate Entertainment Corp.	9,802	260,047

Loral Space & Communications, Inc.	4,073	293,215

MDC Partners, Inc.	15,033	367,106

National CineMedia, Inc.	3,831	58,193

Nexstar Broadcasting Group, Inc.#	9,802	390,610

Sinclair Broadcast Group, Inc.#	23,797	636,094

		$2,136,772
SPECIALTY RETAIL – 3.3%

Aeropostale, Inc.#,*	5,314	26,411

Asbury Automotive Group, Inc.*	6,845	422,610

Cabela’s, Inc.*	3,709	243,347

Lumber Liquidators Holdings, Inc.*	3,892	339,227

Monro Muffler Brake, Inc.	6,907	389,555

Pier 1 Imports, Inc.	8,521	155,593

Select Comfort Corp.*	4,641	85,394

Tractor Supply Co.	11,565	777,631

Winmark Corp.	3,602	273,248

Zumiez, Inc.*	3,029	74,059

		$2,787,075
TEXTILES, APPAREL & LUXURY GOODS – 2.5%

Quiksilver, Inc.#,*	14,153	90,862

Steven Madden Ltd.*	19,556	696,389

Under Armour, Inc.*	10,784	527,230

Wolverine World Wide, Inc.	30,655	861,405

		$2,175,886

TOTAL CONSUMER DISCRETIONARY		$14,180,500

CONSUMER STAPLES – 6.2%

BEVERAGES – 0.3%

National Beverage Corp.*	13,188	254,265

Description	Number of Shares	Value

FOOD & STAPLES RETAILING – 2.3%

Andersons, Inc.	12,791	$796,751

Pricesmart, Inc.	5,096	489,420

Rite Aid Corp.*	50,503	368,672

SUPERVALU, Inc.*	42,463	296,816

		$1,951,659
FOOD PRODUCTS – 2.2%

Darling International, Inc.*	14,455	289,245

Hain Celestial Group, Inc.*	2,776	238,792

J&J Snack Foods Corp.	5,851	547,654

Omega Protein Corp.*	24,369	276,832

Pilgrim’s Pride Corp.*	23,284	508,988

		$1,861,511
HOUSEHOLD PRODUCTS – 1.1%

Spectrum Brands Holdings, Inc.	6,318	485,412

WD-40 Co.	6,813	496,259

		$981,671
PERSONAL PRODUCTS – 0.3%

Nature’s Sunshine Products, Inc.	7,412	99,024

Prestige Brands Holdings, Inc.*	6,059	203,098

		$302,122

TOTAL CONSUMER STAPLES		$5,351,228

ENERGY – 2.4%

ENERGY EQUIPMENT & SERVICES – 1.3%

Dril-Quip, Inc.*	7,359	832,450

Geospace Technologies Corp.*	1,368	79,522

Mitcham Industries, Inc.*	10,328	142,526

		$1,054,498
OIL, GAS & CONSUMABLE FUELS – 1.1%

Energy XXI (Bermuda) Ltd.#	850	20,340

EPL Oil & Gas, Inc.*	1,093	42,780

Kodiak Oil & Gas Corp.*	32,947	418,756

Oasis Petroleum, Inc.*	5,929	275,758

Rosetta Resources, Inc.*	2,270	107,462

Western Refining, Inc.#	2,280	99,180

		$964,276

TOTAL ENERGY		$2,018,774

FINANCIALS – 4.9%

CAPITAL MARKETS – 2.4%

AllianceBernstein Holding LP#	19,158	487,188

HFF, Inc.	12,489	424,626

Lazard Ltd.	8,019	377,294

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    48

    Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Medallion Financial Corp.	34,454	$468,574

Virtus Investment Partners, Inc.*	1,654	305,973

		$2,063,655
COMMERCIAL BANKS – 0.1%

Glacier Bancorp, Inc.	2,952	75,748

CONSUMER FINANCE – 0.9%

Consumer Portfolio Services, Inc.*	17,500	122,150

First Cash Financial Services, Inc.*	13,528	659,761

		$781,911

INSURANCE – 0.1%

First American Financial Corp.	3,631	96,585

REAL ESTATE INVESTMENT TRUSTS – 1.0%

FelCor Lodging Trust, Inc.	20,777	191,772

Geo Group, Inc.	3,875	129,929

Omega Healthcare Investors, Inc.#	5,732	199,359

Strategic Hotels & Resorts, Inc.*	30,562	329,764

		$850,824

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%

Tejon Ranch Co.*	5,433	168,477

THRIFTS & MORTGAGE FINANCE – 0.2%

MGIC Investment Corp.*	19,049	163,821

TOTAL FINANCIALS		$4,201,021

HEALTH CARE – 18.8%

BIOTECHNOLOGY – 6.6%

ACADIA Pharmaceuticals, Inc.#,*	9,927	199,830

Aegerion Pharmaceuticals, Inc.#,*	7,937	351,292

Alnylam Pharmaceuticals, Inc.*	7,335	363,303

Arena Pharmaceuticals, Inc.#,*	4,873	31,187

Array BioPharma, Inc.*	28,927	115,129

Celldex Therapeutics, Inc.*	11,076	166,140

Cubist Pharmaceuticals, Inc.*	4,872	341,332

Dendreon Corp.#,*	13,015	33,579

Exact Sciences Corp.#,*	1,795	21,540

Exelixis, Inc.#,*	22,600	80,004

Idenix Pharmaceuticals, Inc.#,*	4,704	25,919

Insmed, Inc.*	8,075	112,565

Intercept Pharmaceuticals, Inc.*	1,258	332,263

Intrexon Corp.#,*	25,606	483,441

Ironwood Pharmaceuticals, Inc.*	5,996	66,076

Isis Pharmaceuticals, Inc.*	3,891	103,539

Keryx Biopharmaceuticals, Inc.#,*	23,691	349,916

Novavax, Inc.*	60,467	264,845

Orexigen Therapeutics, Inc.#,*	21,967	123,455

Osiris Therapeutics, Inc.#,*	8,993	127,970

PDL BioPharma, Inc.#	23,613	200,474

Description	Number of Shares	Value

Pharmacyclics, Inc.*	1,875	$177,337

Portola Pharmaceuticals, Inc.#,*	23,200	544,272

Puma Biotechnology, Inc.*	1,770	133,706

Raptor Pharmaceutical Corp.#,*	11,810	97,669

Sarepta Therapeutics, Inc.#,*	5,595	207,742

Seattle Genetics, Inc.#,*	3,491	134,334

Spectrum Pharmaceuticals, Inc.#,*	7,446	51,154

Synageva BioPharma Corp.#,*	1,766	152,529

Tetraphase Pharmaceuticals, Inc.*	21,489	230,792

United Therapeutics Corp.*	413	41,304

ZIOPHARM Oncology, Inc.#,*	3,065	11,034

		$5,675,672

HEALTH CARE EQUIPMENT & SUPPLIES – 6.1%

ABIOMED, Inc.#,*	16,304	386,242

Align Technology, Inc.*	11,927	601,002

Anika Therapeutics, Inc.*	7,375	315,207

Cantel Medical Corp.	6,289	208,543

Cardiovascular Systems, Inc.*	12,972	372,945

Cynosure, Inc.*	14,052	344,836

Haemonetics Corp.*	7,913	240,239

Neogen Corp.*	17,644	737,078

OraSure Technologies, Inc.*	30,864	202,159

Sirona Dental Systems, Inc.*	2,362	177,670

Staar Surgical Co.*	5,510	93,725

STERIS Corp.	9,372	450,325

Utah Medical Products, Inc.	9,211	467,827

West Pharmaceutical Services, Inc.	14,790	641,590

		$5,239,388

HEALTH CARE PROVIDERS & SERVICES – 2.7%

Accretive Health, Inc.#,*	7,558	60,842

AMN Healthcare Services, Inc.*	8,575	107,016

Centene Corp.*	4,895	325,028

Corvel Corp.*	19,672	895,863

Gentiva Health Services, Inc.*	6,768	50,963

HealthSouth Corp.	8,509	294,752

National Research Corp., Class B#,*	2,617	114,834

National Research Corp., Class A*	5,497	86,633

Providence Service Corp.*	9,959	404,435

		$2,340,366

HEALTH CARE TECHNOLOGY – 0.4%

athenahealth, Inc.#,*	1,843	227,869

Cerner Corp.*	2,409	123,582

		$351,451

LIFE SCIENCES TOOLS & SERVICES – 0.8%

Furiex Pharmaceuticals, Inc.*	2,184	225,760

ANNUAL REPORT / April 30, 2014

49    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Luminex Corp.*	2,656	$51,022

PAREXEL International Corp.*	7,853	356,134

		$632,916

PHARMACEUTICALS – 2.2%

Cempra, Inc.*	35,451	323,313

Jazz Pharmaceuticals PLC*	2,360	318,364

Pacira Pharmaceuticals, Inc.*	6,023	412,515

Salix Pharmaceuticals Ltd.*	6,392	703,120

TherapeuticsMD, Inc.#,*	15,915	66,843

Vivus, Inc.#,*	3,109	16,167

		$1,840,322

TOTAL HEALTH CARE		$16,080,115

INDUSTRIALS – 25.7%

AEROSPACE & DEFENSE – 1.6%

DigitalGlobe, Inc.*	4,246	126,446

GenCorp., Inc.#,*	17,118	300,592

HEICO Corp.	3,765	208,280

Hexcel Corp.*	11,862	494,527

Sypris Solutions, Inc.	17,292	52,395

Teledyne Technologies, Inc.*	1,830	169,934

		$1,352,174

AIR FREIGHT & LOGISTICS – 0.9%

Park-Ohio Holdings Corp.*	10,409	607,781

XPO Logistics, Inc.#,*	5,673	153,965

		$761,746

AIRLINES – 1.6%

American Airlines Group, Inc.*	7,711	270,425

Hawaiian Holdings, Inc.*	53,569	774,072

Republic Airways Holdings, Inc.*	17,576	146,057

Spirit Airlines, Inc.*	2,805	159,436

		$1,349,990

BUILDING PRODUCTS – 1.8%

American Woodmark Corp.*	5,197	155,962

Trex Co., Inc.*	11,030	866,076

USG Corp.*	18,854	562,980

		$1,585,018

COMMERCIAL SERVICES & SUPPLIES – 3.0%

Brink’s Co.	15,374	391,115

Healthcare Services Group, Inc.	13,903	404,577

Herman Miller, Inc.	471	14,521

Interface, Inc.	8,621	155,092

Knoll, Inc.	4,134	75,197

Mobile Mini, Inc.	5,897	260,529

SP Plus Corp.*	26,459	646,129

Description	Number of Shares	Value

Team, Inc.*	15,506	$665,052

		$2,612,212

CONSTRUCTION & ENGINEERING – 4.3%

Aegion Corp.*	21,789	555,402

Comfort Systems USA, Inc.	9,212	138,180

Dycom Industries, Inc.*	25,701	807,011

Furmanite Corp.*	43,362	454,434

Great Lakes Dredge & Dock Corp.	36,343	313,640

MasTec, Inc.*	11,734	464,432

MYR Group, Inc.*	3,833	89,922

Primoris Services Corp.	31,346	877,061

		$3,700,082

ELECTRICAL EQUIPMENT – 1.4%

Acuity Brands, Inc.	5,169	643,902

Encore Wire Corp.	11,572	563,904

		$1,207,806

MACHINERY – 1.2%

Blount International, Inc.*	5,669	63,323

Gorman-Rupp Co.	251	7,794

Meritor, Inc.*	24,443	290,138

Mueller Water Products, Inc.	14,709	134,146

Trimas Corp.*	8,680	311,265

Valmont Industries, Inc.	413	61,500

Wabash National Corp.*	13,872	185,330

		$1,053,496

MARINE – 0.3%

Rand Logistics, Inc.*	40,001	248,406

PROFESSIONAL SERVICES – 4.6%

Advisory Board Co.*	11,339	649,271

Barrett Business Services, Inc.	6,942	349,946

Corporate Executive Board Co.	3,491	240,949

Exponent, Inc.	11,964	842,505

GP Strategies Corp.*	22,413	589,014

Kforce, Inc.	13,015	300,907

Navigant Consulting, Inc.*	26,986	453,365

On Assignment, Inc.*	5,568	194,880

Resources Connection, Inc.	20,339	276,814

		$3,897,651

ROAD & RAIL – 1.3%

Genesee & Wyoming, Inc.*	1,630	161,386

Quality Distribution, Inc.*	50,166	630,587

Swift Transportation Co.*	11,698	281,337

		$1,073,310

TRADING COMPANIES & DISTRIBUTORS – 3.7%

Aceto Corp.	29,885	653,884

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    50

    Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

CAI International, Inc.*	6,791	$147,704

DXP Enterprises, Inc.*	5,857	663,071

H&E Equipment Services, Inc.	8,640	333,072

TAL International Group, Inc.	1,771	74,701

Textainer Group Holdings Ltd.#	10,284	404,161

United Rentals, Inc.*	9,371	879,281

Watsco, Inc.	199	20,479

		$3,176,353

TOTAL INDUSTRIALS		$22,018,244

INFORMATION TECHNOLOGY – 19.3%

COMMUNICATIONS EQUIPMENT – 1.6%

Alliance Fiber Optic Products, Inc.#	2,808	53,970

ARRIS Group, Inc.*	17,774	463,724

CalAmp Corp.*	13,625	241,844

InterDigital, Inc.	4,134	143,532

Ixia*	7,086	88,008

Tessco Technologies, Inc.	11,619	382,149

		$1,373,227

COMPUTERS & PERIPHERALS – 0.6%

3D Systems Corp.#,*	6,075	287,590

Cray, Inc.*	8,509	244,293

		$531,883

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.3%

Anixter International, Inc.*	7,015	687,330

Methode Electronics, Inc.	14,583	404,532

		$1,091,862

INTERNET SOFTWARE & SERVICES – 3.7%

Blucora, Inc.*	3,935	75,749

Conversant, Inc.*	24,353	595,187

CoStar Group, Inc.*	3,419	550,083

LivePerson, Inc.*	5,338	52,846

OpenTable, Inc.*	2,893	194,294

Perficient, Inc.*	10,774	196,841

Spark Networks, Inc.#,*	12,396	56,154

SPS Commerce, Inc.*	3,046	157,783

Stamps.com, Inc.*	11,311	392,605

support.com, Inc.*	21,762	53,752

TechTarget, Inc.*	9,995	64,168

Textura Corp.#,*	22,476	400,298

Web.com Group, Inc.*	11,273	346,194

		$3,135,954

IT SERVICES – 6.2%

Cardtronics, Inc.*	14,171	474,445

Computer Task Group, Inc.	12,064	190,732

CSG Systems International, Inc.	15,862	418,122

Description	Number of Shares	Value

Hackett Group, Inc.	19,018	$114,108

Heartland Payment Systems, Inc.	8,809	360,640

iGATE Corp.*	26,580	972,828

Jack Henry & Associates, Inc.	8,845	487,890

Lionbridge Technologies, Inc.*	26,082	153,362

MAXIMUS, Inc.	19,852	845,100

MoneyGram International, Inc.*	30,176	398,323

ServiceSource International, Inc.*	30,656	191,293

TeleTech Holdings, Inc.*	5,183	125,066

Unisys Corp.*	16,870	411,122

WEX, Inc.*	1,311	125,817

		$5,268,848

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.8%

Ambarella, Inc.#,*	7,240	179,914

Integrated Device Technology, Inc.*	8,250	96,277

Microsemi Corp.*	3,248	76,393

SunEdison, Inc.*	13,210	254,028

SunPower Corp.#,*	2,770	92,573

TriQuint Semiconductor, Inc.*	1,380	19,568

		$718,753

SOFTWARE – 5.1%

ACI Worldwide, Inc.*	2,598	148,476

American Software, Inc.	6,969	67,181

ANSYS, Inc.*	2,716	207,258

Aspen Technology, Inc.*	3,615	155,409

Blackbaud, Inc.	5,779	175,971

CommVault Systems, Inc.*	1,755	84,942

Concur Technologies, Inc.*	4,015	323,087

Digimarc Corp.	3,345	110,452

Ebix, Inc.#	1,068	16,853

Fair Isaac Corp.	2,126	121,607

Glu Mobile, Inc.#,*	17,059	68,236

Manhattan Associates, Inc.*	31,588	995,970

Mentor Graphics Corp.	10,747	222,463

PROS Holdings, Inc.*	5,835	159,879

PTC, Inc.*	7,558	267,326

QLIK Technologies, Inc.*	9,902	217,646

Silver Spring Networks, Inc.*	9,947	149,006

Solera Holdings, Inc.	3,248	210,405

Symantec Corp.	14,076	285,461

Ultimate Software Group, Inc.*	3,111	372,169

VirnetX Holding Corp.#,*	1,195	18,821

		$4,378,618

TOTAL INFORMATION TECHNOLOGY		$16,499,145

ANNUAL REPORT / April 30, 2014

51    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

MATERIALS – 5.0%

CHEMICALS – 3.1%

American Vanguard Corp.	3,041	$54,160

Chase Corp.	1,994	62,093

Chemtura Corp.*	9,890	220,547

H.B. Fuller Co.	12,674	587,186

Hawkins, Inc.	983	35,585

Koppers Holdings, Inc.	11,430	488,061

Landec Corp.*	19,753	234,271

Marrone Bio Innovations, Inc.#,*	14,869	181,104

OMNOVA Solutions, Inc.*	20,404	186,084

Quaker Chemical Corp.	6,269	466,602

Zep, Inc.	8,143	140,792

		$2,656,485

CONSTRUCTION MATERIALS – 1.2%

Eagle Materials, Inc.	9,115	759,553

Headwaters, Inc.*	21,932	273,711

		$1,033,264

CONTAINERS & PACKAGING – 0.2%

Myers Industries, Inc.	7,665	143,335

METALS & MINING – 0.3%

Materion Corp.	8,901	299,519

PAPER & FOREST PRODUCTS – 0.2%

Neenah Paper, Inc.	3,242	163,300

TOTAL MATERIALS		$4,295,903

TELECOMMUNICATION SERVICES – 0.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%

Atlantic Tele-Network, Inc.	5,798	343,068

Inteliquent, Inc.	20,148	274,819

		$617,887

TOTAL TELECOMMUNICATION SERVICES		$617,887

UTILITIES – 0.0%**

WATER UTILITIES – 0.0%**

Cadiz, Inc.#,*	4,279	27,514

TOTAL COMMON STOCKS
(COST $59,825,355)		$85,290,331

MONEY MARKET FUND – 0.5%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	423,743	423,743

TOTAL MONEY MARKET FUND
(COST $423,743)		$423,743

WARRANT – 0.0%**

Tejon Ranch Co., Expire 8/05/14	1,341	4,559

TOTAL WARRANT
(COST $8,046)		$4,559

Description	Number of Shares	Value

TOTAL INVESTMENTS IN SECURITIES – 100.1%
(COST $60,257,144)		$85,718,633

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 8.9%

REPURCHASE AGREEMENTS – 8.9%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,808,045, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44;total market value of $1,844,203.	$1,808,042	$1,808,042

Daiwa Capital Markets America, 0.07%,dated 04/30/14, due 05/01/14, repurchase price $1,808,046, collateralized by U.S. Government & Treasury Securities 1.32% to 6.50%, maturing 06/01/17 to 03/01/48;total market value of $1,844,203.	1,808,042	1,808,042

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $1,808,044, collateralized by U.S. Government Securities 0.00% to 9.38%,maturing 05/06/14 to 07/15/32; total market value of $1,844,223.	1,808,042	1,808,042

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14,repurchase price $380,631, collateralized by U.S. Treasury Securities 0.13% to 6.13%,maturing 07/15/14 to 02/15/44; total market value of $388,242.	380,630	380,630

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $1,808,045, collateralized by U.S. Government Securities 0.25% to 6.75%,maturing 07/15/14 to 07/15/32; total market value of $1,844,209.	1,808,042	1,808,042

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $7,612,798)		$7,612,798

TOTAL INVESTMENTS – 109.0%
(COST $67,869,942)		$93,331,431

COLLATERAL FOR SECURITIES ON LOAN – (8.9%)		(7,612,798)

OTHER LIABILITIES LESS ASSETS – (0.1%)		(96,736)

TOTAL NET ASSETS – 100.0%		$85,621,897

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    52

    Wilmington Small-Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $67,996,772. The net unrealized appreciation/(depreciation) of investments was $25,334,659. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $28,723,756 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,389,097.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$85,290,331	$—	$—	$85,290,331

Warrant	4,559	—	—	4,559

Money Market Fund	423,743	—	—	423,743

Repurchase Agreements	—	7,612,798	—	7,612,798

Total	$85,718,633	$7,612,798	$—	$93,331,431

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

53

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Strategy Fund

At April 30, 2014, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Information Technology	18.6%

Financials	18.3%

Industrials	15.6%

Health Care	14.7%

Consumer Discretionary	13.9%

Energy	5.4%

Materials	4.9%

Consumer Staples	4.2%

Utilities	2.4%

Equity Funds	1.0%

Telecommunication Services	0.7%

Rights	0.0%[3]

Warrants	0.0%[3]

Cash Equivalents[1]	12.7%

Other Assets and Liabilities – Net[2]	(12.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investment in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 98.7%

CONSUMER DISCRETIONARY – 13.9%

AUTO COMPONENTS – 1.1%

American Axle & Manufacturing Holdings, Inc.*	5,005	$88,338

Cooper Tire & Rubber Co.	3,846	96,727

Dana Holding Corp.	9,120	193,070

Dorman Products, Inc.	2,882	165,859

Drew Industries, Inc.	2,314	116,440

Exide Technologies*	5,202	1,040

Federal-Mogul Corp.*	1,805	31,082

Fuel Systems Solutions, Inc.*	566	5,932

Gentherm, Inc.*	3,357	122,027

Modine Manufacturing Co.*	2,335	38,481

Remy International, Inc.	980	25,990

Spartan Motors, Inc.	2,409	12,792

Standard Motor Products, Inc.	1,330	50,527

Description	Number of Shares	Value

Stoneridge, Inc.*	2,918	$31,193

Superior Industries International, Inc.	1,546	32,682

Tenneco, Inc.*	5,780	346,049

Tower International, Inc.*	10	278

		$1,358,507

AUTOMOBILES – 0.0%**

Winnebago Industries, Inc.*	2,745	65,606

DISTRIBUTORS – 0.3%

Core-Mark Holding Co., Inc.	573	46,149

Pool Corp.	4,855	286,542

VOXX International Corp.*	1,868	21,949

Weyco Group, Inc.	591	14,828

		$369,468

DIVERSIFIED CONSUMER SERVICES – 1.2%

American Public Education, Inc.*	1,815	62,799

Ascent Capital Group, Inc.*	970	66,707

Bridgepoint Education, Inc.*	722	11,444

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    54

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Bright Horizons Family Solutions, Inc.*	1,230	$50,159

Capella Education Co.	1,125	65,655

Career Education Corp.*	3,120	22,526

Carriage Services, Inc.	1,890	30,410

Corinthian Colleges, Inc.*	7,641	8,787

Education Management Corp.#,*	650	2,580

Grand Canyon Education, Inc.*	4,634	199,818

Hillenbrand, Inc.	5,310	161,424

Houghton Mifflin Harcourt Co.*	1,750	35,752

ITT Educational Services, Inc.#,*	2,060	55,620

JTH Holding, Inc., Class A#,*	1,150	31,280

K12, Inc.#,*	2,860	67,725

LifeLock, Inc.*	5,870	92,159

Lincoln Educational Services Corp.	1,680	6,854

Matthews International Corp.	2,432	98,131

Regis Corp.	3,038	39,919

Sotheby’s	6,642	279,363

Steiner Leisure Ltd.*	925	39,932

Strayer Education, Inc.	810	34,530

Universal Technical Institute, Inc.	901	10,821

		$1,474,395

HOTELS, RESTAURANTS & LEISURE – 3.1%

Biglari Holdings, Inc.*	96	41,186

BJ’s Restaurants, Inc.*	2,410	68,805

Bloomin’ Brands, Inc.*	5,060	107,879

Bob Evans Farms, Inc.	1,926	90,272

Boyd Gaming Corp.*	6,240	73,757

Bravo Brio Restaurant Group, Inc.*	1,030	15,419

Buffalo Wild Wings, Inc.*	1,892	276,459

Caesars Entertainment Corp.#,*	4,350	80,344

Carrols Restaurant Group, Inc.*	1,060	7,113

Cheesecake Factory, Inc.	5,446	244,471

Churchill Downs, Inc.	1,362	119,624

Chuy’s Holdings, Inc.#,*	1,950	70,102

ClubCorp Holdings, Inc.#	1,520	28,637

Cracker Barrel Old Country Store, Inc.	1,852	175,458

Del Frisco’s Restaurant Group, Inc.*	880	22,889

Denny’s Corp.#,*	10,700	72,118

Diamond Resorts International, Inc.*	920	17,213

DineEquity, Inc.	1,112	84,301

Diversified Restaurant Holdings, Inc.*	400	2,004

Einstein Noah Restaurant Group, Inc.	704	10,813

Fiesta Restaurant Group, Inc.*	2,110	77,247

Ignite Restaurant Group, Inc.#,*	1,370	19,372

International Speedway Corp.	1,620	50,933

Interval Leisure Group, Inc.	4,200	108,234

Isle of Capri Casinos, Inc.*	2,451	16,667

Description	Number of Shares	Value

Jack in the Box, Inc.*	3,926	$210,198

Jamba, Inc.*	1,908	21,102

Krispy Kreme Doughnuts, Inc.*	5,570	97,698

Life Time Fitness, Inc.#,*	3,127	150,096

Luby’s, Inc.*	1,420	7,696

Marcus Corp.	1,777	29,729

Marriott Vacations Worldwide Corp.*	1,160	63,197

Monarch Casino & Resort, Inc.*	928	14,885

Morgans Hotel Group Co.*	943	7,073

Multimedia Games Holding Co., Inc.*	2,730	79,716

Nathan’s Famous, Inc.*	350	17,248

Noodles & Co.#,*	400	13,116

Orient-Express Hotels Ltd.*	5,710	74,801

Papa John’s International, Inc.	3,372	147,896

Pinnacle Entertainment, Inc.*	5,527	128,613

Popeyes Louisiana Kitchen, Inc.*	2,235	85,154

Red Robin Gourmet Burgers, Inc.*	1,342	91,229

Ruby Tuesday, Inc.*	4,000	30,840

Ruth’s Hospitality Group, Inc.	3,480	43,813

Ryman Hospitality Properties, Inc.#	4,042	184,113

Scientific Games Corp.*	3,630	43,487

Sonic Corp.*	4,705	89,583

Speedway Motorsports, Inc.	371	6,748

Texas Roadhouse, Inc.	6,805	168,356

Town Sports International Holdings, Inc.	1,160	8,132

Vail Resorts, Inc.	3,670	254,074

		$3,949,910

HOUSEHOLD DURABLES – 1.1%

Bassett Furniture Industries, Inc.	760	10,480

Beazer Homes USA, Inc.#,*	1,608	30,488

Blyth, Inc.#	1,970	18,459

Cavco Industries, Inc.*	775	60,411

CSS Industries, Inc.	98	2,349

Ethan Allen Interiors, Inc.	2,546	61,817

EveryWare Global, Inc.#,*	2,080	5,658

Flexsteel Industries, Inc.	720	24,710

Helen of Troy Ltd.*	1,683	105,524

Hooker Furniture Corp.	770	10,664

Hovnanian Enterprises, Inc.#,*	10,983	48,984

iRobot Corp.#,*	2,590	86,765

KB Home	9,320	153,873

La-Z-Boy, Inc.	3,556	86,162

LGI Homes, Inc.*	1,620	23,846

Libbey, Inc.*	1,430	38,138

Lifetime Brands, Inc.	1,330	25,403

M/I Homes, Inc.*	1,414	31,490

MDC Holdings, Inc.#	2,590	71,484

ANNUAL REPORT / April 30, 2014

55    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Meritage Homes Corp.*	3,592	$138,579

NACCO Industries, Inc.	146	7,824

Ryland Group, Inc.	5,011	192,372

Skullcandy, Inc.*	760	5,852

Standard Pacific Corp.*	8,330	66,557

TRI Pointe Homes, Inc.#,*	740	11,892

UCP, Inc., Class A*	1,310	18,537

Universal Electronics, Inc.*	528	19,721

WCI Communities, Inc.#,*	1,000	19,170

William Lyon Homes*	1,600	41,760

Zagg, Inc.#,*	380	1,653

		$1,420,622

INTERNET & CATALOG RETAIL – 0.5%

1-800-Flowers.com, Inc.*	572	3,117

Blue Nile, Inc.*	1,102	38,272

FTD Cos, Inc.*	866	26,274

HSN, Inc.	3,620	210,105

Nutrisystem, Inc.	3,709	55,635

Orbitz Worldwide, Inc.*	2,819	20,720

Overstock.com, Inc.*	1,002	16,052

PetMed Express, Inc.#	2,767	36,220

RetailMeNot, Inc.*	560	16,694

Shutterfly, Inc.*	3,452	141,290

Valuevision Media, Inc.*	3,230	15,116

Vitacost.com, Inc.*	1,410	9,405

		$588,900

LEISURE EQUIPMENT & PRODUCTS – 0.6%

Arctic Cat, Inc.	1,320	53,975

Black Diamond, Inc.*	930	10,369

Brunswick Corp.	8,481	340,851

Callaway Golf Co.	5,171	45,039

Fox Factory Holding Corp.*	1,100	18,689

JAKKS Pacific, Inc.	2,400	21,024

Johnson Outdoors, Inc.	120	2,512

LeapFrog Enterprises, Inc.#,*	2,207	15,118

Marine Products Corp.	1,100	7,810

Nautilus, Inc.*	1,930	16,077

Smith & Wesson Holding Corp.#,*	6,687	102,645

Sturm Ruger & Co., Inc.#	1,820	117,117

		$751,226

MEDIA – 1.1%

AH Belo Corp.	2,340	26,933

Carmike Cinemas, Inc.*	1,590	47,159

Central European Media Enterprises Ltd.*	5,680	15,563

Crown Media Holdings, Inc., Class A#,*	7,280	26,062

Cumulus Media, Inc.*	7,170	45,960

Description	Number of Shares	Value

Daily Journal Corp.#,*	130	$22,919

Dex Media, Inc.#,*	1,070	7,843

Digital Domain Media Group, Inc.*	1,470	7

Entercom Communications Corp.*	1,600	17,280

Entravision Communications Corp.	5,010	26,603

EW Scripps Co.*	1,440	24,667

Global Sources Ltd.#,*	619	5,503

Gray Television, Inc.*	4,420	49,725

Harte-Hanks, Inc.	196	1,576

Journal Communications, Inc.*	3,160	25,343

Live Nation Entertainment, Inc.*	7,696	160,692

Martha Stewart Living Omnimedia*	1,683	6,581

McClatchy Co.*	3,460	18,961

MDC Partners, Inc.	2,835	69,231

Media General, Inc.#,*	1,500	22,980

Meredith Corp.	1,710	75,360

National CineMedia, Inc.	4,182	63,525

New York Times Co.#	7,700	123,816

Nexstar Broadcasting Group, Inc.#	2,700	107,595

ReachLocal, Inc.#,*	260	2,600

Reading International, Inc.*	1,510	10,691

Rentrak Corp.*	800	45,592

Saga Communications, Inc.	230	10,189

Salem Communications Corp., Class A	2,100	18,501

Scholastic Corp.	1,556	51,208

Shutterstock, Inc.*	570	41,331

Sinclair Broadcast Group, Inc.#	6,988	186,789

Sizmek, Inc.*	687	6,581

World Wrestling Entertainment, Inc.#	1,017	19,832

		$1,385,198

MULTILINE RETAIL – 0.1%

Bon-Ton Stores, Inc.#	990	10,890

Burlington Stores, Inc.*	1,130	29,369

Fred’s, Inc.	2,032	37,023

Gordmans Stores, Inc.*	160	718

Tuesday Morning Corp.*	2,200	30,756

		$108,756

SPECIALTY RETAIL – 3.4%

Aeropostale, Inc.#,*	7,650	38,020

America’s Car-Mart, Inc.*	830	29,996

ANN, Inc.*	4,970	194,774

Asbury Automotive Group, Inc.*	3,024	186,702

Barnes & Noble, Inc.*	2,460	40,344

bebe stores, Inc.	2,446	12,352

Big 5 Sporting Goods Corp.	1,902	23,223

Body Central Corp.*	1,760	1,830

Brown Shoe Co., Inc.	3,535	83,391

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    56

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Buckle, Inc.#	2,275	$106,902

Cato Corp.	1,503	42,820

Childrens Place Retail Stores, Inc.	1,918	92,064

Christopher & Banks Corp.*	2,560	15,974

Citi Trends, Inc.*	936	15,903

Conn’s, Inc.#,*	2,266	100,225

Container Store Group, Inc.#,*	1,060	29,245

Destination Maternity Corp.	830	20,468

Destination XL Group, Inc.*	2,440	13,176

Express, Inc.*	8,430	122,825

Finish Line, Inc.	4,104	112,983

Five Below, Inc.*	3,340	134,635

Francesca’s Holdings Corp.*	4,520	73,947

Genesco, Inc.*	2,391	182,601

Group 1 Automotive, Inc.	1,094	78,910

Haverty Furniture Cos., Inc.	1,437	36,701

hhgregg, Inc.#,*	715	6,163

Hibbett Sports, Inc.#,*	2,654	142,918

Jos A Bank Clothiers, Inc.*	1,750	112,962

Kirkland’s, Inc.*	1,590	27,205

Lithia Motors, Inc.	2,300	170,844

Lumber Liquidators Holdings, Inc.*	2,691	234,548

MarineMax, Inc.*	860	13,812

Mattress Firm Holding Corp.#,*	1,170	52,872

Men’s Wearhouse, Inc.	2,749	130,248

Monro Muffler Brake, Inc.	3,462	195,257

New York & Co., Inc.*	2,080	8,715

Office Depot, Inc.*	29,919	122,369

Outerwall, Inc.#,*	2,298	159,366

Pacific Sunwear of California, Inc.*	5,780	16,646

Penske Automotive Group, Inc.	3,310	151,797

Pep Boys-Manny Moe & Jack*	2,353	24,048

Pier 1 Imports, Inc.	8,760	159,958

RadioShack Corp.#,*	8,250	11,798

Rent-A-Center, Inc.	3,024	88,331

Restoration Hardware Holdings, Inc.*	1,570	97,952

Sears Hometown & Outlet Stores, Inc.*	370	8,736

Select Comfort Corp.*	4,770	87,768

Shoe Carnival, Inc.	1,233	28,162

Sonic Automotive, Inc.	2,778	67,617

Stage Stores, Inc.	2,248	43,117

Stein Mart, Inc.	1,890	23,625

Systemax, Inc.	272	4,703

Tile Shop Holdings, Inc.#,*	1,400	19,733

Tilly’s, Inc.*	710	8,023

Vitamin Shoppe, Inc.*	3,170	151,780

West Marine, Inc.*	1,550	16,585

Wet Seal, Inc.*	5,056	5,713

Description	Number of Shares	Value

Winmark Corp.	230	$17,448

Zale Corp.*	2,200	47,058

Zumiez, Inc.*	2,103	51,418

		$4,299,306

TEXTILES, APPAREL & LUXURY GOODS – 1.4%

American Apparel, Inc.*	8,370	5,410

Columbia Sportswear Co.	723	62,164

Crocs, Inc.*	7,590	114,837

Culp, Inc.	640	11,552

G-III Apparel Group Ltd.*	1,557	111,746

Iconix Brand Group, Inc.*	3,985	169,362

Kate Spade & Co.*	6,910	240,261

Movado Group, Inc.	1,045	41,048

Oxford Industries, Inc.	1,280	84,493

Perry Ellis International, Inc.	1,507	22,756

Quiksilver, Inc.#,*	11,440	73,445

RG Barry Corp.	990	18,097

Skechers U.S.A., Inc.*	2,603	106,697

Steven Madden Ltd.*	6,249	222,527

Tumi Holdings, Inc.#,*	5,750	117,415

Unifi, Inc.*	926	20,502

Vera Bradley, Inc.#,*	2,420	68,486

Vince Holding Corp.*	960	26,410

Wolverine World Wide, Inc.	10,152	285,271

		$1,802,479

TOTAL CONSUMER DISCRETIONARY		$17,574,373

CONSUMER STAPLES – 4.2%

BEVERAGES – 0.2%

Boston Beer Co., Inc.#,*	765	188,221

Coca-Cola Bottling Co. Consolidated	261	21,462

Craft Brew Alliance, Inc.*	1,300	19,461

National Beverage Corp.*	1,740	33,547

		$262,691

FOOD & STAPLES RETAILING – 1.4%

Andersons, Inc.	1,492	92,937

Casey’s General Stores, Inc.	3,836	263,380

Chefs’ Warehouse, Inc.#,*	1,570	31,541

Fairway Group Holdings Corp.#,*	940	6,514

Ingles Markets, Inc.	1,040	23,910

Natural Grocers by Vitamin Cottage, Inc.*	510	18,156

Pantry, Inc.*	1,760	26,470

Pricesmart, Inc.	1,966	188,815

Rite Aid Corp.*	59,430	433,839

Roundy’s, Inc.	2,010	13,608

Spartan Stores, Inc.	1,934	41,658

ANNUAL REPORT / April 30, 2014

57    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

SUPERVALU, Inc.*	15,800	$110,442

Susser Holdings Corp.#,*	1,711	132,397

United Natural Foods, Inc.*	5,117	353,227

Village Super Market, Inc.	650	15,724

Weis Markets, Inc.	990	45,629

		$1,798,247

FOOD PRODUCTS – 1.8%

Alico, Inc.	260	9,079

Annie’s, Inc.#,*	1,560	50,716

B&G Foods, Inc.	5,436	178,301

Boulder Brands, Inc.*	6,229	91,940

Calavo Growers, Inc.	927	28,820

Cal-Maine Foods, Inc.	1,422	84,794

Chiquita Brands International, Inc.*	3,621	41,569

Darling International, Inc.*	9,907	198,239

Diamond Foods, Inc.*	1,065	32,557

Farmer Bros Co.*	388	7,647

Fresh Del Monte Produce, Inc.	1,939	56,018

Griffin Land & Nurseries, Inc.	246	7,183

Hain Celestial Group, Inc.*	3,913	336,596

Inventure Foods, Inc.*	1,690	20,314

J&J Snack Foods Corp.	1,484	138,902

John B Sanfilippo & Son, Inc.	590	13,600

Lancaster Colony Corp.	1,712	162,435

Lifeway Foods, Inc.	1,310	19,663

Limoneira Co.	910	20,903

Omega Protein Corp.*	450	5,112

Pilgrim’s Pride Corp.*	5,910	129,193

Post Holdings, Inc.*	1,670	87,274

Sanderson Farms, Inc.	2,471	203,289

Seneca Foods Corp.*	420	11,928

Snyders-Lance, Inc.	3,191	84,753

Tootsie Roll Industries, Inc.#	1,578	44,484

TreeHouse Foods, Inc.*	3,162	236,644

		$2,301,953

HOUSEHOLD PRODUCTS – 0.3%

Central Garden & Pet Co.*	4,214	34,850

Harbinger Group, Inc.*	2,990	34,863

Oil-Dri Corp. of America	160	5,362

Orchids Paper Products Co.	480	12,898

Spectrum Brands Holdings, Inc.	2,020	155,197

WD-40 Co.	1,544	112,465

		$355,635

PERSONAL PRODUCTS – 0.4%

Elizabeth Arden, Inc.*	2,177	79,983

Female Health Co.#	3,250	24,570

Inter Parfums, Inc.	1,578	57,739

Description	Number of Shares	Value

Lifevantage Corp.*	14,420	$19,900

Medifast, Inc.*	1,080	34,182

Nature’s Sunshine Products, Inc.	500	6,680

Nutraceutical International Corp.	460	11,463

Prestige Brands Holdings, Inc.*	5,417	181,578

Revlon, Inc.#,*	780	23,509

Synutra International, Inc.*	869	4,849

USANA Health Sciences, Inc.#,*	435	29,519

		$473,972

TOBACCO – 0.1%

Alliance One International, Inc.*	2,000	5,140

Star Scientific, Inc.*	13,109	8,598

Universal Corp.#	1,312	71,596

Vector Group Ltd.#	4,380	93,294

		$178,628

TOTAL CONSUMER STAPLES		$5,371,126

ENERGY – 5.4%

ENERGY EQUIPMENT & SERVICES – 1.6%

Advanced Emissions Solutions, Inc.*	2,220	50,905

Basic Energy Services, Inc.*	2,022	53,421

Bolt Technology Corp.	800	13,504

Bristow Group, Inc.	2,181	167,501

C&J Energy Services, Inc.*	2,980	89,579

Cal Dive International, Inc.*	3,789	5,608

CARBO Ceramics, Inc.#	1,600	223,856

Dawson Geophysical Co.	773	21,845

Era Group, Inc.*	660	18,843

Exterran Holdings, Inc.	3,400	146,268

Forum Energy Technologies, Inc.*	2,950	88,087

Geospace Technologies Corp.*	1,152	66,966

Global Geophysical Services, Inc.*	490	40

Gulf Island Fabrication, Inc.	1,223	24,533

Gulfmark Offshore, Inc.	1,641	73,861

Helix Energy Solutions Group, Inc.*	5,440	130,778

Hercules Offshore, Inc.*	10,030	44,834

Hornbeck Offshore Services, Inc.*	1,908	79,048

ION Geophysical Corp.*	9,327	41,039

Key Energy Services, Inc.*	8,600	86,344

Matrix Service Co.*	1,613	49,955

Mitcham Industries, Inc.*	1,210	16,698

Natural Gas Services Group, Inc.*	704	21,606

Newpark Resources, Inc.*	6,822	82,137

Nuverra Environmental Solutions, Inc.#,*	820	13,948

Parker Drilling Co.*	5,634	37,353

PHI, Inc.*	935	41,888

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    58

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Pioneer Energy Services Corp.*	1,968	$29,461

RigNet, Inc.*	980	45,825

SEACOR Holdings, Inc.	1,270	105,905

T.G.C. Industries, Inc.	1,260	6,376

Tesco Corp.*	2,340	46,800

TETRA Technologies, Inc.*	3,620	45,250

Vantage Drilling Co.*	7,760	12,959

Willbros Group, Inc.*	1,478	16,421

		$1,999,442

OIL, GAS & CONSUMABLE FUELS – 3.8%

Abraxas Petroleum Corp.*	3,980	21,731

Adams Resources & Energy, Inc.	90	6,485

Alon USA Energy, Inc.	374	6,092

Alpha Natural Resources, Inc.#,*	12,030	51,729

Amyris, Inc.#,*	990	3,485

Apco Oil & Gas International, Inc.*	480	6,710

Approach Resources, Inc.#,*	2,950	61,212

Arch Coal, Inc.#	10,300	47,174

Athlon Energy, Inc.*	1,020	41,218

ATP Oil & Gas Corp.*	2,852	48

Bill Barrett Corp.*	3,095	73,290

Bonanza Creek Energy, Inc.*	3,020	146,832

BPZ Resources, Inc.*	3,943	10,646

Callon Petroleum Co.*	2,980	27,356

Carrizo Oil & Gas, Inc.*	3,806	209,406

Clayton Williams Energy, Inc.*	313	45,222

Clean Energy Fuels Corp.#,*	6,949	61,499

Cloud Peak Energy, Inc.*	3,370	66,355

Comstock Resources, Inc.	3,070	85,346

Contango Oil & Gas Co.	708	34,012

Delek US Holdings, Inc.	3,312	105,951

Diamondback Energy, Inc.*	1,870	134,528

Emerald Oil, Inc.*	2,347	16,593

Endeavour International Corp.#,*	2,243	7,716

Energy XXI (Bermuda) Ltd.	3,980	95,241

EPL Oil & Gas, Inc.*	2,170	84,934

Equal Energy Ltd.#	4,100	18,573

Evolution Petroleum Corp.	1,160	13,688

EXCO Resources, Inc.#	13,787	87,547

Forest Oil Corp.*	6,920	12,871

Frontline Ltd.#,*	2,000	6,800

FX Energy, Inc.*	6,870	38,815

GasLog Ltd.	1,170	31,333

Gastar Exploration, Inc.*	5,520	36,598

Goodrich Petroleum Corp.#,*	2,905	73,061

Green Plains Renewable Energy, Inc.	970	29,003

Halcon Resources Corp.#,*	14,321	79,052

Description	Number of Shares	Value

Hallador Energy Co.	1,410	$12,916

Isramco, Inc.*	40	5,200

Jones Energy, Inc., Class A*	1,190	18,409

KiOR, Inc.*	1,360	830

Knightsbridge Tankers Ltd.	2,663	31,823

Kodiak Oil & Gas Corp.*	25,200	320,292

L&L Energy, Inc.#,*	4,530	2,945

LinnCo LLC	2	55

Magnum Hunter Resources Corp.*	12,220	103,870

Matador Resources Co.*	2,910	83,575

Midstates Petroleum Co., Inc.#,*	1,460	8,614

Miller Energy Resources, Inc.#,*	1,970	9,495

Nordic American Tankers Ltd.#	5,418	46,757

Northern Oil & Gas, Inc.#,*	4,280	66,040

Panhandle Oil & Gas, Inc.	586	25,696

PDC Energy, Inc.*	1,979	126,003

Penn Virginia Corp.*	3,904	64,963

PetroQuest Energy, Inc.*	5,960	35,879

Quicksilver Resources, Inc.#,*	7,430	24,222

Renewable Energy Group, Inc.*	720	8,474

Rentech, Inc.	17,580	37,270

Resolute Energy Corp.*	3,090	23,175

REX American Resources Corp.*	200	13,072

Rex Energy Corp.*	4,275	90,032

Rosetta Resources, Inc.*	6,248	295,780

RSP Permian, Inc.*	1,230	34,871

Sanchez Energy Corp.#,*	2,230	63,064

Scorpio Tankers, Inc.	9,070	81,721

SemGroup Corp.	4,210	268,935

Ship Finance International Ltd.	3,503	61,758

Solazyme, Inc.#,*	5,730	61,655

Stone Energy Corp.*	2,964	145,384

Swift Energy Co.#,*	1,270	15,659

Synergy Resources Corp.*	5,620	65,417

Targa Resources Corp.	3,480	375,805

Teekay Tankers Ltd.#	6,988	24,388

Triangle Petroleum Corp.*	4,250	40,885

Uranium Energy Corp.*	3,940	4,216

Ur-Energy, Inc.*	12,900	15,480

Vaalco Energy, Inc.*	4,677	43,122

W&T Offshore, Inc.	1,960	37,632

Warren Resources, Inc.*	2,930	14,855

Western Refining, Inc.#	4,315	187,703

Westmoreland Coal Co.*	140	4,145

		$4,880,234

TOTAL ENERGY		$6,879,676

ANNUAL REPORT / April 30, 2014

59    PORTFOLIOS OF INVESTMENTS

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

FINANCIALS – 18.3%

CAPITAL MARKETS – 2.4%

Apollo Investment Corp.	11,982	$95,736

Arlington Asset Investment Corp.	670	17,721

BGC Partners, Inc.	11,960	85,753

BlackRock Kelso Capital Corp.#	5,140	46,671

Calamos Asset Management, Inc.	1,585	19,305

Capital Southwest Corp.	1,048	36,785

CIFC Corp.	1,380	10,640

Cohen & Steers, Inc.#	1,973	79,926

Cowen Group, Inc.*	5,765	23,694

Diamond Hill Investment Group, Inc.	360	42,739

Evercore Partners, Inc.	3,443	183,959

FBR & Co.*	557	14,371

Fidus Investment Corp.#	570	10,442

Fifth Street Finance Corp.	6,576	61,223

Financial Engines, Inc.	4,900	216,825

FXCM, Inc.	4,390	67,957

GAMCO Investors, Inc.	462	35,080

Garrison Capital, Inc.#	10	141

GFI Group, Inc.	6,051	22,510

Gladstone Capital Corp.#	1,822	17,619

Gladstone Investment Corp.	1,367	10,745

Golub Capital BDC, Inc.#	1,500	25,080

Greenhill & Co., Inc.	3,150	157,972

GSV Capital Corp.#,*	1,170	10,273

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,350	17,847

Hercules Technology Growth Capital, Inc.#	3,627	49,617

HFF, Inc.	3,580	121,720

Horizon Technology Finance Corp.#	850	11,135

ICG Group, Inc.*	1,924	39,211

INTL. FCStone, Inc.*	766	14,493

Investment Technology Group, Inc.*	1,950	40,248

Janus Capital Group, Inc.#	8,430	102,256

JMP Group, Inc.	590	4,077

KCAP Financial, Inc.#	1,700	13,549

KCG Holdings, Inc.	5,460	54,327

Ladenburg Thalmann Financial Services, Inc.*	8,830	24,106

Main Street Capital Corp.#	1,895	59,579

Manning & Napier, Inc.	1,080	17,950

MCG Capital Corp.	4,950	16,632

Medallion Financial Corp.	1,311	17,830

Medley Capital Corp.#	2,080	27,123

MVC Capital, Inc.	734	9,571

New Mountain Finance Corp.	2,660	38,065

Description	Number of Shares	Value

NGP Capital Resources Co.	3,107	$21,159

Oppenheimer Holdings, Inc.	850	21,641

PennantPark Floating Rate Capital Ltd.#	1,240	17,236

PennantPark Investment Corp.	4,550	48,685

Piper Jaffray Cos.*	890	39,035

Prospect Capital Corp.#	16,809	181,705

Pzena Investment Management, Inc.	715	7,772

Safeguard Scientifics, Inc.*	1,135	23,846

Silvercrest Asset Management Group, Inc.	1,600	27,840

Solar Capital Ltd.	2,370	51,903

Solar Senior Capital Ltd.#	790	13,075

Stellus Capital Investment Corp.#	1,110	14,930

Stifel Financial Corp.*	3,596	168,185

SWS Group, Inc.*	1,777	13,168

TCP Capital Corp.	1,890	30,599

Teton Advisors, Inc.††	10	350

THL Credit, Inc.	800	10,744

TICC Capital Corp.	1,229	11,835

Triangle Capital Corp.#	1,406	36,654

Virtus Investment Partners, Inc.*	743	137,448

Walter Investment Management Corp.#,*	1,792	47,631

Westwood Holdings Group, Inc.	880	51,190

WhiteHorse Finance, Inc.	910	12,412

WisdomTree Investments, Inc.#,*	10,840	122,384

		$3,083,930

COMMERCIAL BANKS – 5.1%

1st Source Corp.	1,188	35,034

1st United Bancorp, Inc.	740	5,417

Access National Corp.	1,910	28,172

American National Bankshares, Inc.	490	10,442

Ameris Bancorp*	1,760	37,435

Ames National Corp.#	761	16,613

Arrow Financial Corp.	942	23,578

Bancfirst Corp.	444	25,845

Banco Latinoamericano de Comercio Exterior SA	1,974	50,771

Bancorp, Inc.*	1,540	24,363

BancorpSouth, Inc.	5,180	121,005

Bank of Kentucky Financial Corp.	370	12,769

Bank of Marin Bancorp	310	14,077

Bank of the Ozarks, Inc.	3,132	187,607

Banner Corp.	880	34,795

Bar Harbor Bankshares	400	15,032

BBCN Bancorp, Inc.	4,411	67,974

BNC Bancorp#	1,190	19,397

Boston Private Financial Holdings, Inc.	4,698	58,772

Bridge Bancorp, Inc.	600	14,592

Bridge Capital Holdings*	300	6,720

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    60

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Bryn Mawr Bank Corp.	475	$12,958

C&F Financial Corp.#	250	7,812

Camden National Corp.	713	27,215

Capital Bank Financial Corp.*	1,750	41,737

Capital City Bank Group, Inc.	951	13,219

Cardinal Financial Corp.	1,330	22,344

Cathay General Bancorp	4,422	104,359

Center Bancorp, Inc.	1,220	22,582

Centerstate Banks, Inc.	746	8,184

Central Pacific Financial Corp.	560	10,511

Century Bancorp, Inc.	410	13,735

Chemical Financial Corp.	1,738	48,786

Chemung Financial Corp.#	490	14,009

Citizens & Northern Corp.	831	15,573

City Holding Co.#	762	32,758

CNB Financial Corp.	910	15,033

CoBiz Financial, Inc.	1,980	19,879

Columbia Banking System, Inc.	3,259	80,888

Community Bank System, Inc.	2,114	78,620

Community Trust Bancorp, Inc.	928	34,215

CommunityOne Bancorp#,*	780	7,605

CU BanCorp.*	940	17,061

Customers Bancorp, Inc.*	1,370	30,181

CVB Financial Corp.	4,664	67,441

Eagle Bancorp, Inc.*	1,474	49,217

Enterprise Bancorp, Inc.	60	1,096

Enterprise Financial Services Corp.	1,260	22,516

Farmers Capital Bank Corp.*	630	13,161

Fidelity Southern Corp.	978	12,919

Financial Institutions, Inc.	873	20,210

First BanCorp*	4,230	21,742

First Bancorp	1,095	18,845

First Bancorp, Inc.	439	6,993

First Busey Corp.	4,391	24,150

First Commonwealth Financial Corp.	5,576	47,898

First Community Bancshares, Inc.	1,301	19,268

First Connecticut Bancorp, Inc.	1,340	21,239

First Financial Bancorp	3,455	55,936

First Financial Bankshares, Inc.#	2,941	173,666

First Financial Corp.	935	29,929

First Financial Holdings, Inc.	1,128	64,826

First Interstate Bancsystem, Inc.	1,240	30,864

First Merchants Corp.	1,795	38,090

First Midwest Bancorp, Inc.	4,151	67,952

First of Long Island Corp.	220	7,979

First Security Group Inc.*	7,590	14,421

FirstMerit Corp.	8,942	173,385

FNB Corp.	8,196	101,958

Description	Number of Shares	Value

German American Bancorp, Inc.	400	$10,416

Glacier Bancorp, Inc.	3,901	100,100

Great Southern Bancorp, Inc.	490	14,048

Guaranty Bancorp	1,244	15,662

Hancock Holding Co.	5,458	184,098

Hanmi Financial Corp.	1,510	32,118

Heartland Financial USA, Inc.	1,203	29,233

Heritage Commerce Corp.	2,150	17,458

Heritage Financial Corp.	820	13,251

Heritage Oaks Bancorp*	2,670	19,785

Home BancShares, Inc.	3,064	97,159

HomeTrust Bancshares, Inc.*	1,540	23,516

Horizon Bancorp	580	11,594

Hudson Valley Holding Corp.	1,112	20,416

Iberiabank Corp.	1,954	122,907

Independent Bank Corp.	906	33,631

Independent Bank Group, Inc.	550	27,065

International Bancshares Corp.	3,072	70,533

Intervest Bancshares Corp.*	50	378

Investors Bancorp, Inc.	3,168	84,681

Lakeland Bancorp, Inc.	1,142	11,922

Lakeland Financial Corp.	1,015	37,149

LCNB Corp.#	780	12,480

Macatawa Bank Corp.#	3,050	14,854

MainSource Financial Group, Inc.	1,360	22,481

MB Financial, Inc.	2,925	78,507

Mercantile Bank Corp.	620	12,096

Merchants Bancshares, Inc.	290	8,430

Metro Bancorp, Inc.*	572	11,680

Middleburg Financial Corp.	690	11,958

MidSouth Bancorp, Inc.	820	13,710

MidWestOne Financial Group, Inc.	480	11,822

National Bank Holdings Corp.	1,130	21,651

National Bankshares, Inc.#	200	6,516

National Penn Bancshares, Inc.	6,541	63,906

NBT Bancorp, Inc.	2,230	50,510

NewBridge Bancorp*	2,720	20,917

Northrim BanCorp, Inc.	580	13,914

OFG Bancorp	1,954	33,335

Old National Bancorp	4,881	68,920

OmniAmerican Bancorp, Inc.	740	18,396

Pacific Continental Corp.	1,340	17,661

Pacific Premier Bancorp, Inc.*	1,340	18,291

PacWest Bancorp	2,396	94,331

Park National Corp.#	578	41,917

Park Sterling Corp.	3,640	23,769

Peapack Gladstone Financial Corp.	1,195	22,717

Penns Woods Bancorp, Inc.	160	7,040

ANNUAL REPORT / April 30, 2014

61    PORTFOLIOS OF INVESTMENTS

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Peoples Bancorp, Inc.	596	$15,538

Pinnacle Financial Partners, Inc.	2,381	82,311

Preferred Bank*	650	13,943

PrivateBancorp, Inc.	3,570	98,425

Prosperity Bancshares, Inc.	3,005	177,295

Renasant Corp.	2,082	56,672

Republic Bancorp, Inc.	827	19,856

S&T Bancorp, Inc.	1,220	28,377

Sandy Spring Bancorp, Inc.	1,397	33,598

Seacoast Banking Corp. of Florida*	1,472	15,603

Sierra Bancorp	516	8,055

Simmons First National Corp.	856	30,953

Southside Bancshares, Inc.#	957	26,382

Southwest Bancorp, Inc.	1,132	18,904

State Bank Financial Corp.	2,320	38,466

Sterling Bancorp/de	3,654	43,702

Stock Yards Bancorp, Inc.	530	15,624

Suffolk Bancorp*	854	18,728

Sun Bancorp, Inc.*	1,460	5,548

Susquehanna Bancshares, Inc.	8,442	87,459

Taylor Capital Group, Inc.*	680	14,477

Texas Capital Bancshares, Inc.*	2,238	125,753

Tompkins Financial Corp.	710	33,469

TowneBank	31	478

Trico Bancshares	1,093	26,505

Trustmark Corp.	3,328	76,111

UMB Financial Corp.	1,904	111,784

Umpqua Holdings Corp.	9,798	162,941

Union Bankshares Corp.#	1,955	50,028

United Bankshares, Inc.	3,555	103,984

United Community Banks, Inc.*	2,044	33,011

Univest Corp. of Pennsylvania	853	16,813

Washington Banking Co.	920	15,824

Washington Trust Bancorp, Inc.	576	19,699

Webster Financial Corp.	4,710	141,959

WesBanco, Inc.	1,416	42,820

West Bancorporation, Inc.	1,097	15,917

Westamerica Bancorporation#	1,823	92,645

Western Alliance Bancorp*	4,691	108,221

Wilshire Bancorp, Inc.	3,780	37,800

Wintrust Financial Corp.	2,033	91,119

Yadkin Financial Corp.*	1,060	20,299

		$6,471,400

CONSUMER FINANCE – 0.5%

Cash America International, Inc.	1,686	73,425

Consumer Portfolio Services, Inc.*	20	140

Credit Acceptance Corp.*	668	87,855

Description	Number of Shares	Value

DFC Global Corp.*	3,338	$31,110

Ezcorp, Inc.*	3,449	35,973

First Cash Financial Services, Inc.*	2,679	130,655

First Marblehead Corp.*	508	2,672

Green Dot Corp.*	1,290	22,407

Imperial Holdings, Inc.#,*	2,330	15,588

JGWPT Holdings, Inc.*	1,580	22,389

Nelnet, Inc.	1,152	48,684

Nicholas Financial, Inc.	1,080	16,978

Regional Management Corp.*	650	9,971

Springleaf Holdings, Inc.*	1,000	22,980

World Acceptance Corp.#,*	944	68,534

		$589,361

DIVERSIFIED FINANCIAL SERVICES – 0.3%

California First National Bancorp	150	2,224

Gain Capital Holdings, Inc.	1,370	13,837

MarketAxess Holdings, Inc.	3,407	183,569

Marlin Business Services Corp.	480	8,242

NewStar Financial, Inc.*	1,174	13,407

PHH Corp.*	3,347	79,558

PICO Holdings, Inc.*	1,290	29,993

Resource America, Inc.	1,290	10,978

		$341,808

INSURANCE – 1.8%

Ambac Financial Group, Inc.*	2,410	72,734

American Equity Investment Life Holding Co.	3,553	82,856

AMERISAFE, Inc.	1,082	46,147

Amtrust Financial Services, Inc.#	2,682	103,713

Argo Group International Holdings Ltd.	1,443	64,098

Baldwin & Lyons, Inc.	402	10,456

Citizens, Inc.#,*	1,867	12,266

CNO Financial Group, Inc.	11,480	198,030

Crawford & Co.	1,767	20,179

Donegal Group, Inc.	940	13,874

eHealth, Inc.*	1,804	75,570

EMC Insurance Group, Inc.	510	16,825

Employers Holdings, Inc.	2,527	51,424

Enstar Group Ltd.*	729	94,114

FBL Financial Group, Inc.	553	24,725

First American Financial Corp.	6,600	175,560

Global Indemnity PLC*	524	14,043

Greenlight Capital Re Ltd.*	1,520	48,382

Hallmark Financial Services*	1,837	15,431

HCI Group, Inc.	970	37,520

Health Insurance Innovations, Inc. #,*	1,970	19,877

Hilltop Holdings, Inc.*	3,151	70,393

Horace Mann Educators Corp.	2,174	65,372

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    62

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Independence Holding Co.	400	$5,224

Infinity Property & Casualty Corp.	698	44,791

Investors Title Co.	10	708

Kansas City Life Insurance Co.	370	15,385

Maiden Holdings Ltd.	2,512	29,642

Meadowbrook Insurance Group, Inc.	4,025	22,540

Montpelier Re Holdings Ltd.	1,944	59,448

National Interstate Corp.	519	14,542

National Western Life Insurance Co.	165	38,486

Navigators Group, Inc.*	716	40,791

OneBeacon Insurance Group Ltd.	2,090	32,270

Phoenix Cos., Inc.*	421	18,532

Platinum Underwriters Holdings Ltd.	1,470	92,184

Primerica, Inc.	3,350	153,732

RLI Corp.	2,132	91,804

Safety Insurance Group, Inc.	654	35,126

Selective Insurance Group, Inc.	2,953	67,742

State Auto Financial Corp.	638	13,053

Stewart Information Services Corp.	969	29,555

Symetra Financial Corp.	4,820	99,581

Third Point Reinsurance Ltd.*	1,370	21,427

Tower Group International Ltd.	4,920	12,103

United Fire Group, Inc.	1,365	37,974

Universal Insurance Holdings, Inc.	2,460	35,990

		$2,346,219

REAL ESTATE INVESTMENT TRUSTS – 6.4%

Acadia Realty Trust	3,455	93,734

AG Mortgage Investment Trust, Inc.	520	9,199

Agree Realty Corp.	979	29,243

Alexander’s, Inc.	236	81,599

Altisource Residential Corp.	2,590	72,831

American Assets Trust, Inc.	1,750	59,412

American Capital Mortgage Investment Corp.	2,930	58,014

American Realty Capital Properties, Inc.	17,740	232,217

American Residential Properties, Inc.#,*	980	17,611

AmREIT, Inc.	1,750	29,155

Anworth Mortgage Asset Corp.	6,881	37,157

Apollo Commercial Real Estate Finance, Inc.	640	10,886

Apollo Residential Mortgage, Inc.	1,530	24,709

Ares Commercial Real Estate Corp.	1,830	23,351

Armada Hoffler Properties, Inc.	1,420	13,746

ARMOUR Residential REIT, Inc.	22,340	94,722

Ashford Hospitality Prime, Inc.	882	13,530

Ashford Hospitality Trust, Inc.	4,410	45,247

Associated Estates Realty Corp.	3,474	58,294

Aviv REIT, Inc.	800	21,112

Campus Crest Communities, Inc.	2,970	25,572

Description	Number of Shares	Value

Capstead Mortgage Corp.	4,690	$59,938

Cedar Realty Trust, Inc.	3,966	24,550

Chambers Street Properties	14,310	111,475

Chatham Lodging Trust	1,140	23,176

Chesapeake Lodging Trust	2,380	64,236

Colony Financial, Inc.	3,330	72,427

Coresite Realty Corp.	1,940	59,015

Cousins Properties, Inc.	8,677	100,914

CubeSmart	7,054	131,204

CYS Investments, Inc.	9,360	80,496

DCT Industrial Trust, Inc.	15,705	122,813

DiamondRock Hospitality Co.	10,947	134,320

DuPont Fabros Technology, Inc.	4,445	107,702

Dynex Capital, Inc.	3,960	33,977

EastGroup Properties, Inc.	2,924	184,943

Education Realty Trust, Inc.	6,421	65,494

Ellington Residential Mortgage REIT#	1,030	16,830

Empire State Realty Trust, Inc.	5,130	78,489

EPR Properties	2,999	160,776

Equity One, Inc.	3,762	84,758

Excel Trust, Inc.	3,390	42,782

FelCor Lodging Trust, Inc.	8,240	76,055

First Industrial Realty Trust, Inc.	5,582	102,541

First Potomac Realty Trust	4,184	54,518

Franklin Street Properties Corp.	5,247	63,908

Getty Realty Corp.	1,437	27,188

Gladstone Commercial Corp.	1,150	20,286

Glimcher Realty Trust	12,345	125,796

Government Properties Income Trust	2,320	59,044

Gramercy Property Trust, Inc.#	2,850	14,877

Healthcare Realty Trust, Inc.	6,906	173,686

Hersha Hospitality Trust	12,978	75,402

Highwoods Properties, Inc.	6,185	249,565

Hudson Pacific Properties, Inc.	3,420	80,541

Inland Real Estate Corp.	7,105	74,247

Invesco Mortgage Capital, Inc.	6,580	109,689

Investors Real Estate Trust	6,057	52,817

iStar Financial, Inc.*	5,580	82,919

JAVELIN Mortgage Investment Corp.#	270	3,567

Kite Realty Group Trust	7,030	43,586

LaSalle Hotel Properties	5,841	193,220

Lexington Realty Trust	11,211	120,630

LTC Properties, Inc.	3,082	119,058

Medical Properties Trust, Inc.	9,065	122,378

Monmouth Real Estate Investment Corp.	1,802	16,921

National Health Investors, Inc.	2,854	176,063

New Residential Investment Corp.	14,390	87,779

New York Mortgage Trust, Inc.	2,900	21,373

ANNUAL REPORT / April 30, 2014

63    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

NorthStar Realty Finance Corp.	15,760	$252,475

One Liberty Properties, Inc.	1,180	26,113

Parkway Properties, Inc.	2,880	54,317

Pebblebrook Hotel Trust	3,080	106,075

Pennsylvania Real Estate Investment Trust	4,051	67,044

PennyMac Mortgage Investment Trust	4,230	99,151

Physicians Realty Trust	1,520	20,854

Potlatch Corp.	3,291	125,815

PS Business Parks, Inc.	1,949	167,166

QTS Realty Trust, Inc.	1,000	27,250

RAIT Financial Trust#	5,577	45,620

Ramco-Gershenson Properties Trust	3,794	62,525

Redwood Trust, Inc.#	5,539	120,750

Resource Capital Corp.	8,450	46,475

Retail Opportunity Investments Corp.	3,420	53,489

Rexford Industrial Realty, Inc.	1,380	19,624

RLJ Lodging Trust	6,730	179,489

Rouse Properties, Inc.#	1,520	25,521

Sabra Health Care REIT, Inc.	2,653	79,510

Saul Centers, Inc.	1,128	51,764

Select Income REIT	1,070	32,935

Silver Bay Realty Trust Corp.#	1,669	25,002

Sovran Self Storage, Inc.	3,307	251,001

STAG Industrial, Inc.	1,720	40,472

Strategic Hotels & Resorts, Inc.*	16,990	183,322

Summit Hotel Properties, Inc.	4,370	39,592

Sun Communities, Inc.	3,531	160,908

Sunstone Hotel Investors, Inc.	10,624	152,029

Terreno Realty Corp.	1,530	27,953

UMH Properties, Inc.	410	4,039

Universal Health Realty Income Trust	1,687	71,579

Urstadt Biddle Properties, Inc.	2,565	52,352

Washington Real Estate Investment Trust	4,632	113,299

Western Asset Mortgage Capital Corp.#	2,885	42,611

Whitestone REIT	1,480	20,764

Winthrop Realty Trust	2,820	39,198

ZAIS Financial Corp.	840	13,852

		$8,061,245

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%

Alexander & Baldwin, Inc.	2,540	94,767

AV Homes, Inc.*	512	8,771

Consolidated-Tomoka Land Co.	290	11,464

Forestar Group, Inc.*	2,258	38,499

Kennedy-Wilson Holdings, Inc.	3,930	85,831

Tejon Ranch Co.*	1,398	43,352

Zillow, Inc.#,*	2,150	233,705

		$516,389

Description	Number of Shares	Value

THRIFTS & MORTGAGE FINANCE – 1.4%

Astoria Financial Corp.	4,080	$54,101

Banc of California, Inc.	500	6,285

Bank Mutual Corp.	3,500	21,070

BankFinancial Corp.	1,681	16,541

BBX Capital Corp.*	1,100	20,603

Beneficial Mutual Bancorp, Inc.*	3,030	39,511

Berkshire Hills Bancorp, Inc.	951	22,282

BofI Holding, Inc.*	1,300	104,793

Brookline Bancorp, Inc.	4,008	36,393

Capitol Federal Financial, Inc.	7,420	89,337

Charter Financial Corp.	1,446	15,906

Clifton Bancorp, Inc.	1,067	12,367

Dime Community Bancshares, Inc.	1,703	27,759

Doral Financial Corp.#	884	8,451

ESB Financial Corp.	1,872	23,625

ESSA Bancorp, Inc.	70	727

Essent Group Ltd.*	1,280	24,128

EverBank Financial Corp.	5,080	95,098

Federal Agricultural Mortgage Corp.	340	12,097

First Defiance Financial Corp.	550	14,861

First Financial Northwest, Inc.	990	10,098

Flagstar Bancorp, Inc.*	1,350	23,760

Flushing Financial Corp.	1,594	30,637

Fox Chase Bancorp, Inc.	980	16,346

Franklin Financial Corp.	620	12,375

Hingham Institution for Savings	230	15,987

Home Bancorp, Inc.*	710	14,377

Home Federal Bancorp, Inc.	653	9,828

Home Loan Servicing Solutions Ltd.#	3,530	78,190

HomeStreet, Inc.	280	5,085

Kearny Financial Corp.*	19	277

Meridian Interstate Bancorp, Inc.*	220	5,559

Meta Financial Group, Inc.	530	22,212

MGIC Investment Corp.*	26,655	229,233

NASB Financial, Inc.#,*	630	15,032

Northfield Bancorp, Inc.	3,745	48,573

Northwest Bancshares, Inc.	4,768	63,367

OceanFirst Financial Corp.	758	12,295

Oritani Financial Corp.	2,960	43,897

PennyMac Financial Services, Inc.	870	13,807

Provident Financial Holdings, Inc.	550	7,739

Provident Financial Services, Inc.	2,995	52,053

Radian Group, Inc.	12,186	170,360

Rockville Financial, Inc.	1,562	20,556

Territorial Bancorp, Inc.	730	14,936

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    64

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Tree.com, Inc.	700	$20,356

TrustCo Bank Corp.	8,150	53,872

United Community Financial Corp.*	3,600	11,988

United Financial Bancorp, Inc.	1,410	24,872

ViewPoint Financial Group, Inc.	2,981	77,715

Walker & Dunlop, Inc.*	510	7,997

Westfield Financial, Inc.	714	4,891

WSFS Financial Corp.	448	30,294

		$1,814,499

TOTAL FINANCIALS		$23,224,851

HEALTH CARE – 14.7%

BIOTECHNOLOGY – 4.9%

ACADIA Pharmaceuticals, Inc.#,*	6,840	137,689

Acceleron Pharma, Inc.#,*	570	19,579

Achillion Pharmaceuticals, Inc.#,*	12,150	34,627

Acorda Therapeutics, Inc.*	3,723	131,980

Aegerion Pharmaceuticals, Inc.#,*	2,820	124,813

Agios Pharmaceuticals, Inc.#,*	720	30,283

Alnylam Pharmaceuticals, Inc.*	5,600	277,368

AMAG Pharmaceuticals, Inc.*	1,880	34,329

Amicus Therapeutics, Inc.*	90	200

Anacor Pharmaceuticals, Inc.*	1,690	27,834

Arena Pharmaceuticals, Inc.#,*	20,320	130,048

Arqule, Inc.*	3,040	4,925

Array BioPharma, Inc.*	12,253	48,767

AVEO Pharmaceuticals, Inc.*	1,390	1,710

Biotime, Inc.*	4,930	12,769

Bluebird Bio, Inc.#,*	1,210	23,958

Cell Therapeutics, Inc.#,*	11,400	33,630

Celldex Therapeutics, Inc.*	8,483	127,245

Cepheid, Inc.*	6,807	295,968

Chelsea Therapeutics International Ltd.*	9,820	47,922

ChemoCentryx, Inc.*	1,310	7,179

Chimerix, Inc.*	360	6,955

Clovis Oncology, Inc.*	1,610	87,053

Coronado Biosciences, Inc.#,*	1,460	2,540

Curis, Inc.*	7,270	16,430

Cytokinetics, Inc.*	2,700	12,285

Cytori Therapeutics, Inc.#,*	2,187	4,943

Dendreon Corp.#,*	13,300	34,314

Durata Therapeutics, Inc.#,*	1,920	25,997

Dyax Corp.*	12,411	82,037

Dynavax Technologies Corp.*	21,410	34,898

Emergent Biosolutions, Inc.*	2,141	56,437

Enanta Pharmaceuticals, Inc.#,*	610	22,698

Enzon Pharmaceuticals, Inc.	1,860	1,656

Epizyme, Inc.#,*	490	10,692

Description	Number of Shares	Value

Esperion Therapeutics, Inc.#,*	1,440	$19,858

Exact Sciences Corp.#,*	7,330	87,960

Exelixis, Inc.#,*	18,302	64,789

Galena Biopharma, Inc.#,*	10,700	26,215

Genomic Health, Inc.#,*	2,150	56,416

Geron Corp.*	7,057	13,973

GTx, Inc.#,*	9,050	13,937

Halozyme Therapeutics, Inc.#,*	8,851	65,940

Harvard Apparatus Regenerative Technology, Inc.*	162	1,401

Hyperion Therapeutics, Inc.#,*	650	16,016

Idenix Pharmaceuticals, Inc.#,*	10,752	59,244

ImmunoGen, Inc.#,*	7,168	92,754

Immunomedics, Inc.#,*	5,690	23,955

Infinity Pharmaceuticals, Inc.*	4,980	48,655

Insmed, Inc.*	3,950	55,063

Insys Therapeutics, Inc.#,*	735	30,179

Intercept Pharmaceuticals, Inc.*	720	190,166

InterMune, Inc.*	9,366	300,461

Intrexon Corp.#,*	860	16,237

Ironwood Pharmaceuticals, Inc.*	9,300	102,486

Isis Pharmaceuticals, Inc.*	11,082	294,892

KaloBios Pharmaceuticals, Inc.*	5,710	12,962

Karyopharm Therapeutics, Inc.#,*	720	19,318

Keryx Biopharmaceuticals, Inc.#,*	7,910	116,831

KYTHERA Biopharmaceuticals, Inc.#,*	1,220	39,784

Lexicon Pharmaceuticals, Inc.*	26,690	41,103

Ligand Pharmaceuticals, Inc.*	1,725	108,968

MannKind Corp.#,*	14,837	97,182

MEI Pharma, Inc.#,*	2,390	18,690

Merrimack Pharmaceuticals, Inc.#,*	9,360	41,090

MiMedx Group, Inc.#,*	7,550	43,639

Momenta Pharmaceuticals, Inc.*	4,560	52,075

Nanosphere, Inc.*	8,570	14,655

Neurocrine Biosciences, Inc.*	7,737	108,473

NewLink Genetics Corp.#,*	1,400	30,800

Novavax, Inc.*	19,653	86,080

NPS Pharmaceuticals, Inc.*	8,492	226,057

OncoGenex Pharmaceutical, Inc.*	1,200	4,656

Onconova Therapeutics, Inc.#,*	1,180	6,584

Opko Health, Inc.#,*	19,530	161,513

Orexigen Therapeutics, Inc.#,*	10,575	59,432

Osiris Therapeutics, Inc.#,*	1,764	25,102

OvaScience, Inc.#,*	1,790	14,535

PDL BioPharma, Inc.#	13,936	118,317

Portola Pharmaceuticals, Inc.#,*	660	15,484

Progenics Pharmaceuticals, Inc.*	5,326	18,801

ANNUAL REPORT / April 30, 2014

65    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Prothena Corp. PLC*	1,260	$27,720

PTC Therapeutics, Inc.*	1,270	24,816

Puma Biotechnology, Inc.*	2,280	172,231

Raptor Pharmaceutical Corp.#,*	5,790	47,883

Receptos, Inc.*	690	23,315

Regulus Therapeutics, Inc.#,*	3,340	23,814

Repligen Corp.*	3,990	63,242

Retrophin, Inc.*	1,400	20,006

Rigel Pharmaceuticals, Inc.*	3,111	9,955

Sangamo Biosciences, Inc.#,*	6,205	85,877

Sarepta Therapeutics, Inc.#,*	3,720	138,124

SIGA Technologies, Inc.#,*	1,840	5,281

Spectrum Pharmaceuticals, Inc.*	2,850	19,580

Stemline Therapeutics, Inc.*	480	7,349

Sunesis Pharmaceuticals, Inc.#,*	4,130	21,187

Synageva BioPharma Corp.#,*	2,080	179,650

Synergy Pharmaceuticals, Inc.#,*	6,660	29,903

Synta Pharmaceuticals Corp.#,*	6,050	25,471

Targacept, Inc.*	60	266

TESARO, Inc.*	960	23,962

Tetraphase Pharmaceuticals, Inc.*	1,770	19,010

Threshold Pharmaceuticals, Inc.#,*	5,060	20,746

Trius Therapeutics CVR*,††	1,740	—

Ultragenyx Pharmaceutical, Inc.*	530	20,553

Vanda Pharmaceuticals, Inc.#,*	4,000	55,720

Verastem, Inc.#,*	1,300	10,855

Vical, Inc.*	1,980	2,237

XOMA Corp.*	7,450	33,078

ZIOPHARM Oncology, Inc.#,*	7,320	26,352

		$6,152,669

HEALTH CARE EQUIPMENT & SUPPLIES – 3.9%

Abaxis, Inc.	2,321	94,256

ABIOMED, Inc.#,*	3,872	91,728

Accuray, Inc.#,*	8,742	73,433

Align Technology, Inc.*	7,081	356,812

Alphatec Holdings, Inc.*	8,380	11,313

Analogic Corp.	708	53,157

AngioDynamics, Inc.*	989	13,292

Anika Therapeutics, Inc.*	970	41,458

Antares Pharma, Inc.#,*	12,950	36,001

ArthroCare Corp.*	2,490	120,840

AtriCure, Inc.*	2,380	36,652

Atrion Corp.	170	49,016

Biolase, Inc.#,*	488	942

Cantel Medical Corp.	2,989	99,115

Cardiovascular Systems, Inc.*	2,040	58,650

Description	Number of Shares	Value

Cerus Corp.#,*	7,370	$31,912

CONMED Corp.	1,943	90,019

CryoLife, Inc.	1,550	14,074

Cutera, Inc.*	3,130	32,270

Cyberonics, Inc.*	2,750	162,690

Cynosure, Inc.*	975	23,926

Derma Sciences, Inc.*	930	9,616

DexCom, Inc.*	7,423	240,802

Endologix, Inc.*	5,860	74,305

Exactech, Inc.*	622	13,821

GenMark Diagnostics, Inc.*	2,950	26,402

Globus Medical, Inc.*	5,300	129,426

Greatbatch, Inc.*	1,731	79,678

Haemonetics Corp.*	5,510	167,284

HeartWare International, Inc.#,*	1,640	139,334

ICU Medical, Inc.*	1,247	69,558

Insulet Corp.#,*	4,881	183,672

Integra LifeSciences Holdings Corp.*	1,427	65,043

Invacare Corp.	1,684	26,607

Masimo Corp.	5,531	148,010

Meridian Bioscience, Inc.	4,384	87,548

Merit Medical Systems, Inc.*	2,560	32,947

Natus Medical, Inc.*	2,423	60,163

Navidea Biopharmaceuticals, Inc.*	14,400	24,048

Neogen Corp.*	3,439	143,664

NuVasive, Inc.*	2,830	95,399

NxStage Medical, Inc.*	6,061	69,338

OraSure Technologies, Inc.*	3,017	19,761

Orthofix International NV*	1,521	45,934

Oxford Immunotec Global PLC#,*	1,180	21,122

PhotoMedex, Inc.#,*	670	10,124

Quidel Corp.*	2,907	62,355

Rockwell Medical, Inc.#,*	3,150	32,004

RTI Surgical, Inc.*	4,370	18,791

Spectranetics Corp.*	4,028	85,635

Staar Surgical Co.*	4,280	72,803

STERIS Corp.	6,260	300,793

SurModics, Inc.*	1,650	35,904

Symmetry Medical, Inc.*	3,028	25,011

Tandem Diabetes Care, Inc.*	920	16,164

TearLab Corp.#,*	3,130	13,522

Thoratec Corp.*	5,710	187,174

Tornier NV*	1,880	31,904

Unilife Corp.#,*	9,460	30,745

Utah Medical Products, Inc.	300	15,237

Vascular Solutions, Inc.*	2,120	46,449

Volcano Corp.*	5,169	90,768

West Pharmaceutical Services, Inc.	6,190	268,522

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    66

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Wright Medical Group, Inc.*	1,950	$53,333

Zeltiq Aesthetics, Inc.*	1,960	35,848

		$4,898,124

HEALTH CARE PROVIDERS & SERVICES – 3.0%

Acadia Healthcare Co., Inc.*	3,800	159,676

Addus HomeCare Corp.*	610	13,188

Air Methods Corp.	4,033	224,517

Almost Family, Inc.	1,148	24,648

Amedisys, Inc.*	1,516	20,663

AMN Healthcare Services, Inc.*	5,138	64,122

Amsurg Corp.*	2,510	108,708

Bio-Reference Labs, Inc.#,*	2,508	63,703

BioScrip, Inc.#,*	4,050	28,026

Capital Senior Living Corp.#,*	3,018	74,635

Centene Corp.*	5,437	361,017

Chemed Corp.	1,955	162,793

Chindex International, Inc.*	861	20,518

Corvel Corp.*	1,170	53,282

Cross Country Healthcare, Inc.*	884	6,268

Emeritus Corp.*	4,116	122,780

Ensign Group, Inc.	1,889	80,282

ExamWorks Group, Inc.*	2,960	108,928

Five Star Quality Care, Inc.*	2,940	14,200

Gentiva Health Services, Inc.*	2,977	22,417

Hanger, Inc.*	2,703	93,713

HealthSouth Corp.	8,074	279,683

Healthways, Inc.*	3,750	67,500

HMS Holdings Corp.*	9,267	149,847

IPC The Hospitalist Co., Inc.*	1,770	71,685

Kindred Healthcare, Inc.	2,485	62,374

Landauer, Inc.	1,186	51,283

LHC Group, Inc.*	547	11,367

Magellan Health Services, Inc.*	1,375	79,365

Molina Healthcare, Inc.*	2,742	102,551

MWI Veterinary Supply, Inc.*	1,340	209,898

National Healthcare Corp.	700	38,311

National Research Corp., Class A*	630	9,929

Owens & Minor, Inc.	4,206	141,069

PharMerica Corp.*	2,479	67,404

Providence Service Corp.*	1,060	43,047

Select Medical Holdings Corp.	3,720	51,931

Skilled Healthcare Group, Inc.*	649	3,349

Team Health Holdings, Inc.*	6,890	334,027

Triple-S Management Corp.*	941	14,096

U.S. Physical Therapy, Inc.	1,202	37,082

Universal American Corp.	3,043	21,818

USMD Holdings, Inc.#,*	240	3,024

Description	Number of Shares	Value

WellCare Health Plans, Inc.*	2,340	$157,880

		$3,836,604

HEALTH CARE TECHNOLOGY – 0.8%

athenahealth, Inc.#,*	3,590	443,868

Computer Programs & Systems, Inc.	873	55,112

HealthStream, Inc.*	1,870	42,355

MedAssets, Inc.*	5,379	122,803

Medidata Solutions, Inc.*	5,320	193,169

Merge Healthcare, Inc.*	720	1,642

Omnicell, Inc.*	3,098	82,035

Quality Systems, Inc.	3,896	57,544

Vocera Communications, Inc.*	2,700	41,175

		$1,039,703

LIFE SCIENCES TOOLS & SERVICES – 0.5%

Accelerate Diagnostics, Inc.#,*	1,382	25,470

Affymetrix, Inc.*	3,494	25,960

Albany Molecular Research, Inc.*	1,610	25,857

Cambrex Corp.*	2,284	46,799

Fluidigm Corp.*	3,040	114,182

Furiex Pharmaceuticals, Inc.*	710	73,393

Harvard Bioscience, Inc.*	650	2,743

Luminex Corp.*	4,358	83,717

NeoGenomics, Inc.*	5,920	19,595

Pacific Biosciences of California, Inc.*	1,160	5,127

PAREXEL International Corp.*	5,649	256,182

Sequenom, Inc.#,*	5,922	16,167

		$695,192

PHARMACEUTICALS – 1.6%

AcelRx Pharmaceuticals, Inc.#,*	1,790	19,368

Akorn, Inc.*	6,660	167,965

Ampio Pharmaceuticals, Inc.#,*	3,220	19,610

Aratana Therapeutics, Inc.#,*	1,070	14,745

Auxilium Pharmaceuticals, Inc.*	4,971	111,897

AVANIR Pharmaceuticals, Inc.*	16,460	81,971

BioDelivery Sciences International, Inc.#,*	2,450	21,829

Cempra, Inc.*	1,500	13,680

ContraVir Pharmaceuticals, Inc.#,*	656	1,227

Corcept Therapeutics, Inc.#,*	8,370	36,995

Depomed, Inc.*	5,000	70,050

Endocyte, Inc.#,*	2,480	44,913

Horizon Pharma, Inc.*	4,500	63,810

Impax Laboratories, Inc.*	3,940	103,031

Lannett Co., Inc.*	2,310	79,764

Medicines Co.*	6,499	172,873

Nektar Therapeutics*	9,672	113,839

Omeros Corp.#,*	2,690	33,302

Pacira Pharmaceuticals, Inc.*	2,980	204,100

ANNUAL REPORT / April 30, 2014

67    PORTFOLIOS OF INVESTMENTS

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Pernix Therapeutics Holdings*	1,740	$8,369

Pozen, Inc.*	725	6,061

Questcor Pharmaceuticals, Inc.	5,069	416,570

Relypsa, Inc.*	640	14,291

Repros Therapeutics, Inc.#,*	1,950	32,897

Sagent Pharmaceuticals, Inc.*	1,210	25,035

Sciclone Pharmaceuticals, Inc.*	2,900	13,862

Sucampo Pharmaceuticals, Inc.*	892	6,164

Supernus Pharmaceuticals, Inc.*	3,500	28,735

TherapeuticsMD, Inc.#,*	9,780	41,076

Vivus, Inc.#,*	9,876	51,355

XenoPort, Inc.*	2,584	10,491

Zogenix, Inc.*	10,000	24,400

		$2,054,275

TOTAL HEALTH CARE		$18,676,567

INDUSTRIALS – 15.6%

AEROSPACE & DEFENSE – 1.6%

AAR Corp.	2,266	58,689

Aerovironment, Inc.*	824	27,826

American Science & Engineering, Inc.	694	46,637

API Technologies Corp.*	3,490	7,957

Astronics Corp.*	1,360	77,683

Cubic Corp.	988	46,861

Curtiss-Wright Corp.	2,506	160,234

DigitalGlobe, Inc.*	3,817	113,670

Ducommun, Inc.*	760	18,445

Engility Holdings, Inc.*	1,190	51,932

Esterline Technologies Corp.*	1,797	195,909

GenCorp., Inc.#,*	5,069	89,012

HEICO Corp.	6,636	367,104

Innovative Solutions & Support, Inc.	2,190	14,739

KEYW Holding Corp.#,*	3,500	44,975

Kratos Defense & Security Solutions, Inc.*	3,161	22,822

LMI Aerospace, Inc.#,*	657	8,961

Moog, Inc.*	2,986	195,434

National Presto Industries, Inc.#	312	22,545

Orbital Sciences Corp.*	2,951	86,759

Sparton Corp.*	940	25,530

Taser International, Inc.*	4,951	79,959

Teledyne Technologies, Inc.*	2,604	241,807

		$2,005,490

AIR FREIGHT & LOGISTICS – 0.5%

Air Transport Services Group, Inc.*	2,530	19,810

Atlas Air Worldwide Holdings, Inc.*	1,454	50,875

Echo Global Logistics, Inc.*	1,770	34,621

Description	Number of Shares	Value

Forward Air Corp.	3,061	$135,388

Hub Group, Inc.*	3,392	151,453

Park-Ohio Holdings Corp.*	800	46,712

UTi Worldwide, Inc.	9,130	89,383

XPO Logistics, Inc.#,*	2,742	74,418

		$602,660

AIRLINES – 0.6%

Allegiant Travel Co.	1,464	171,947

Hawaiian Holdings, Inc.#,*	2,443	35,301

JetBlue Airways Corp.*	15,804	124,931

Republic Airways Holdings, Inc.*	3,621	30,091

SkyWest, Inc.	2,533	29,383

Spirit Airlines, Inc.*	6,240	354,682

		$746,335

BUILDING PRODUCTS – 0.9%

AAON, Inc.	2,607	73,908

Ameresco, Inc.*	770	4,936

American Woodmark Corp.*	1,375	41,264

Apogee Enterprises, Inc.	2,740	87,050

Builders FirstSource, Inc.*	5,290	41,526

Gibraltar Industries, Inc.*	2,030	34,672

Griffon Corp.	2,619	27,866

Insteel Industries, Inc.	2,540	52,273

NCI Building Systems, Inc.*	1,752	27,401

Nortek, Inc.*	1,000	82,160

Patrick Industries, Inc.*	630	25,244

PGT, Inc.*	3,830	38,109

Ply Gem Holdings, Inc.*	800	10,200

Quanex Building Products Corp.	1,963	36,983

Simpson Manufacturing Co., Inc.	2,711	88,894

Stock Building Supply Holdings, Inc.*	1,260	21,811

Trex Co., Inc.*	1,649	129,479

Universal Forest Products, Inc.	1,206	60,891

USG Corp.*	7,870	234,998

		$1,119,665

COMMERCIAL SERVICES & SUPPLIES – 2.4%

ABM Industries, Inc.	3,249	88,015

ACCO Brands Corp.*	6,260	38,374

Acorn Energy, Inc.#	1,070	2,482

ARC Document Solutions, Inc.*	1,068	6,835

Brink’s Co.	4,110	104,558

Casella Waste Systems, Inc.*	1,130	5,763

Ceco Environmental Corp.	1,051	16,700

Cenveo, Inc.#,*	593	1,832

Compx International, Inc.	70	644

Courier Corp.	1,194	17,349

Deluxe Corp.	4,485	246,451

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    68

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Encore Capital Group, Inc.*	2,215	$95,732

EnerNOC, Inc.*	1,694	39,978

Ennis, Inc.	1,079	16,142

G&K Services, Inc.	1,174	62,152

Geo Group, Inc.	5,336	178,916

Healthcare Services Group, Inc.	6,915	201,226

Heritage-Crystal Clean, Inc.*	550	8,800

Herman Miller, Inc.	5,375	165,711

HNI Corp.	4,063	143,139

InnerWorkings, Inc.*	3,370	24,264

Interface, Inc.	5,345	96,157

Intersections, Inc.	40	225

Kimball International, Inc.	2,450	41,062

Knoll, Inc.	4,842	88,076

McGrath RentCorp	1,400	44,212

Mobile Mini, Inc.	2,208	97,549

MSA Safety, Inc.	3,203	168,958

Multi-Color Corp.	701	24,430

NL Industries, Inc.	42	421

Performant Financial Corp.*	940	8,187

Portfolio Recovery Associates, Inc.*	4,967	283,864

Quad/Graphics, Inc.	1,270	27,496

Schawk, Inc.	1,443	28,860

SP Plus Corp.*	1,718	41,954

Steelcase, Inc.	4,440	73,171

Sykes Enterprises, Inc.*	2,282	45,161

Team, Inc.*	1,914	82,091

Tetra Tech, Inc.*	3,594	103,040

TRC Cos., Inc.*	320	1,898

UniFirst Corp.	1,108	106,634

United Stationers, Inc.	2,038	76,486

US Ecology, Inc.	1,664	74,298

Viad Corp.	1,055	24,318

West Corp.	1,040	25,324

		$3,028,935

CONSTRUCTION & ENGINEERING – 0.8%

Aegion Corp.*	2,473	63,037

Argan, Inc.	810	21,684

Comfort Systems USA, Inc.	2,191	32,865

Dycom Industries, Inc.*	2,197	68,986

EMCOR Group, Inc.	3,652	167,955

Furmanite Corp.*	2,481	26,001

Granite Construction, Inc.	2,110	78,872

Great Lakes Dredge & Dock Corp.	4,706	40,613

Layne Christensen Co.*	520	9,058

MasTec, Inc.*	5,354	211,911

MYR Group, Inc.*	1,100	25,806

Description	Number of Shares	Value

Northwest Pipe Co.*	501	$17,921

Orion Marine Group, Inc.*	1,648	19,331

Pike Electric Corp.	1,200	11,520

Primoris Services Corp.	3,300	92,334

Sterling Construction Co., Inc.*	1,705	13,094

Tutor Perini Corp.*	2,661	78,766

		$979,754

ELECTRICAL EQUIPMENT – 2.0%

Acuity Brands, Inc.	4,383	545,990

American Superconductor Corp.*	815	1,043

AZZ, Inc.	2,454	106,553

Belden, Inc.	4,134	305,131

Brady Corp.	2,579	66,512

Capstone Turbine Corp.*	25,640	52,818

Encore Wire Corp.	1,217	59,304

EnerSys, Inc.	3,537	239,030

Enphase Energy, Inc.#,*	2,220	16,761

Franklin Electric Co., Inc.	5,112	197,681

FuelCell Energy, Inc.#,*	23,764	53,944

Generac Holdings, Inc.	5,290	311,475

General Cable Corp.	2,740	70,199

Global Power Equipment Group, Inc.	1,070	18,757

GrafTech International Ltd.#,*	7,260	81,385

II-VI, Inc.*	2,784	40,090

LSI Industries, Inc.	1,963	14,938

Polypore International, Inc.#,*	4,770	165,424

Powell Industries, Inc.	369	23,365

Power Solutions International, Inc.#,*	310	25,653

PowerSecure International, Inc.*	2,160	48,017

Preformed Line Products Co.	194	11,593

Revolution Lighting Technologies, Inc.#,*	2,690	7,828

Thermon Group Holdings, Inc.*	2,710	64,552

Vicor Corp.*	689	5,760

		$2,533,803

INDUSTRIAL CONGLOMERATES – 0.1%

Raven Industries, Inc.	3,622	111,920

Seaboard Corp.	17	41,446

Standex International Corp.	638	37,878

		$191,244

MACHINERY – 3.5%

Accuride Corp.*	6,660	37,562

Actuant Corp.	3,930	133,070

Alamo Group, Inc.	599	31,819

Albany International Corp.	1,740	62,605

Altra Holdings, Inc.	2,573	87,894

American Railcar Industries, Inc.	559	38,817

Ampco-Pittsburgh Corp.	556	11,137

ANNUAL REPORT / April 30, 2014

69    PORTFOLIOS OF INVESTMENTS

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Astec Industries, Inc.	1,291	$51,575

Barnes Group, Inc.	2,615	100,730

Blount International, Inc.*	4,370	48,813

Briggs & Stratton Corp.	2,318	49,536

Chart Industries, Inc.#,*	2,979	203,227

CIRCOR International, Inc.	988	80,235

CLARCOR, Inc.	5,128	296,193

Columbus McKinnon Corp.*	1,605	42,516

Commercial Vehicle Group, Inc.*	1,480	14,371

Douglas Dynamics, Inc.	1,430	24,124

Dynamic Materials Corp.	675	13,635

Energy Recovery, Inc.#,*	2,459	12,565

EnPro Industries, Inc.*	1,507	107,313

ESCO Technologies, Inc.	2,072	69,246

ExOne Co.#,*	400	13,816

Federal Signal Corp.*	6,479	98,351

FreightCar America, Inc.	1,033	27,127

Global Brass & Copper Holdings, Inc.	910	14,433

Gorman-Rupp Co.	1,537	47,724

Graham Corp.	545	16,263

Greenbrier Cos., Inc.*	1,160	60,830

Hardinge, Inc.	900	12,024

Hurco Cos., Inc.	510	13,597

Hyster-Yale Materials Handling, Inc.	796	76,726

Hyster-Yale Materials Handling, Inc. Class B	216	20,820

John Bean Technologies Corp.	2,890	83,781

Kadant, Inc.	714	24,811

LB Foster Co.	606	28,694

Lindsay Corp.	1,228	108,224

Lydall, Inc.*	580	13,578

Manitex International, Inc.*	1,410	23,209

Meritor, Inc.#,*	4,780	56,739

Middleby Corp.*	1,884	475,672

Miller Industries, Inc.	460	8,910

Mueller Industries, Inc.	5,332	154,308

Mueller Water Products, Inc.	17,170	156,590

NN, Inc.	1,760	34,443

Omega Flex, Inc.	150	3,026

PMFG, Inc.*	1,007	5,710

Proto Labs, Inc.*	1,480	89,599

RBC Bearings, Inc.*	2,487	154,841

Rexnord Corp.*	3,880	103,751

Sun Hydraulics Corp.	2,037	83,273

Tecumseh Products Co.*	1,460	8,775

Tennant Co.	1,751	111,696

Titan International, Inc.#	5,085	89,038

Trimas Corp.*	4,340	155,632

Twin Disc, Inc.	493	14,262

Description	Number of Shares	Value

Wabash National Corp.*	4,600	$61,456

Watts Water Technologies, Inc.	2,004	106,613

Woodward, Inc.	6,901	309,372

Xerium Technologies, Inc.*	1,600	21,600

		$4,406,297

MARINE – 0.1%

International Shipholding Corp.	755	20,340

Matson, Inc.	4,090	96,892

Scorpio Bulkers, Inc.*	4,470	40,007

		$157,239

PROFESSIONAL SERVICES – 1.4%

Acacia Research Corp.#	2,990	47,960

Advisory Board Co.*	3,626	207,625

Barrett Business Services, Inc.	790	39,824

CBIZ, Inc.*	2,967	25,427

CDI Corp.	1,603	24,558

Corporate Executive Board Co.	3,430	236,739

CRA International, Inc.*	717	15,609

Exponent, Inc.	1,237	87,110

Franklin Covey Co.*	350	7,094

FTI Consulting, Inc.*	2,450	84,035

GP Strategies Corp.*	1,510	39,683

Heidrick & Struggles International, Inc.	1,080	20,358

Huron Consulting Group, Inc.*	1,602	114,062

ICF International, Inc.*	1,047	40,802

Insperity, Inc.	2,241	71,846

Kelly Services, Inc.	917	19,312

Kforce, Inc.	2,533	58,563

Korn/Ferry International*	2,724	79,132

Mistras Group, Inc.*	2,080	47,237

Navigant Consulting, Inc.*	3,602	60,514

Odyssey Marine Exploration, Inc.#,*	11,090	24,287

On Assignment, Inc.*	4,445	155,575

Pendrell Corp.*	2,700	4,455

Resources Connection, Inc.	2,635	35,862

RPX Corp.*	2,140	35,053

TrueBlue, Inc.*	3,941	105,422

VSE Corp.	336	20,990

WageWorks, Inc.*	2,730	115,670

		$1,824,804

ROAD & RAIL – 0.6%

Arkansas Best Corp.	1,246	49,117

Celadon Group, Inc.	1,638	37,690

Heartland Express, Inc.	4,288	93,307

Knight Transportation, Inc.	5,177	122,850

Marten Transport Ltd.	1,078	25,290

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    70

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Patriot Transportation Holding, Inc.*	250	$8,720

Quality Distribution, Inc.*	1,100	13,827

Roadrunner Transportation Systems, Inc.*	1,620	39,901

Saia, Inc.*	1,903	78,347

Swift Transportation Co.*	7,670	184,464

Universal Truckload Services, Inc.	380	9,371

Werner Enterprises, Inc.	2,961	75,802

YRC Worldwide, Inc.#,*	1,880	42,168

		$780,854

TRADING COMPANIES & DISTRIBUTORS – 1.1%

Aceto Corp.	1,663	36,386

Aircastle Ltd.	4,585	80,558

Applied Industrial Technologies, Inc.	3,940	188,805

Beacon Roofing Supply, Inc.*	5,444	193,698

CAI International, Inc.*	940	20,445

DXP Enterprises, Inc.*	880	99,625

H&E Equipment Services, Inc.	2,995	115,457

Houston Wire & Cable Co.	1,199	14,940

Kaman Corp.	2,622	110,045

Rush Enterprises, Inc.*	2,190	70,299

TAL International Group, Inc.	2,339	98,659

Textainer Group Holdings Ltd.#	1,344	52,819

Titan Machinery, Inc.#,*	1,470	25,931

Watsco, Inc.	2,383	245,235

		$1,352,902

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Wesco Aircraft Holdings, Inc.*	2,010	40,723

TOTAL INDUSTRIALS		$19,770,705

INFORMATION TECHNOLOGY – 18.6%

COMMUNICATIONS EQUIPMENT – 1.9%

ADTRAN, Inc.	5,741	128,771

Alliance Fiber Optic Products, Inc.#	850	16,337

ARRIS Group, Inc.*	11,501	300,061

Aruba Networks, Inc.#,*	10,415	205,905

Aviat Networks, Inc.*	3,568	5,388

Bel Fuse, Inc.	1,217	26,482

Black Box Corp.	1,078	22,918

CalAmp Corp.*	3,390	60,172

Calix, Inc.*	2,114	18,624

Ciena Corp.*	9,080	179,512

Comtech Telecommunications Corp.	1,219	38,703

CyrusOne, Inc.	1,240	24,800

Digi International, Inc.*	812	7,194

Emulex Corp.*	3,130	22,379

Extreme Networks*	5,086	29,092

Description	Number of Shares	Value

Finisar Corp.#,*	5,020	$131,273

Harmonic, Inc.*	4,982	35,023

Infinera Corp.#,*	9,956	89,206

InterDigital, Inc.	4,398	152,699

Ixia*	5,305	65,888

KVH Industries, Inc.*	690	9,322

Loral Space & Communications, Inc.	1,261	90,779

NETGEAR, Inc.*	2,427	78,392

Numerex Corp.*	770	7,893

Oplink Communications, Inc.*	811	13,901

Parkervision, Inc.#,*	11,130	50,753

PC-Tel, Inc.	1,620	13,365

Plantronics, Inc.	3,736	162,778

Procera Networks, Inc.*	1,760	16,298

Ruckus Wireless, Inc.*	5,020	52,459

ShoreTel, Inc.*	2,830	21,367

Sonus Networks, Inc.*	13,800	45,126

Tessco Technologies, Inc.	620	20,392

Ubiquiti Networks, Inc.#	1,530	59,257

ViaSat, Inc.*	3,892	249,905

Westell Technologies, Inc.*	3,290	10,725

		$2,463,139

COMPUTERS & PERIPHERALS – 0.5%

Cray, Inc.*	3,330	95,604

Datalink Corp.*	1,130	14,509

Electronics For Imaging, Inc.*	4,068	153,730

Fusion-io, Inc.#,*	6,980	60,237

Hutchinson Technology, Inc.*	3,460	9,619

Imation Corp.*	2,508	10,835

Immersion Corp.*	2,027	22,986

QLogic Corp.*	3,860	44,699

Quantum Corp.*	7,940	8,575

Silicon Graphics International Corp.*	2,110	25,489

Super Micro Computer, Inc.*	1,488	30,296

Synaptics, Inc.#,*	3,453	214,604

		$691,183

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.6%

Aeroflex Holding Corp.*	760	5,814

Agilysys, Inc.*	1,540	19,312

Anixter International, Inc.*	2,405	235,642

Audience, Inc.*	1,230	14,145

Badger Meter, Inc.	1,378	68,280

Benchmark Electronics, Inc.*	2,670	61,891

Checkpoint Systems, Inc.*	1,693	21,620

Cognex Corp.	9,180	316,067

Coherent, Inc.	2,584	154,291

ANNUAL REPORT / April 30, 2014

71    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Control4 Corp.#,*	400	$7,064

CTS Corp.	2,338	41,593

Daktronics, Inc.	3,008	39,164

DTS, Inc.*	1,787	33,256

Electro Rent Corp.	824	13,308

Electro Scientific Industries, Inc.	1,343	11,389

Fabrinet*	1,030	22,248

FARO Technologies, Inc.*	1,693	67,551

FEI Co.	4,162	330,962

GSI Group, Inc.*	2,140	25,980

Insight Enterprises, Inc.*	2,730	71,308

InvenSense, Inc.#,*	5,360	115,401

Itron, Inc.*	2,070	78,660

Kemet Corp.*	3,580	17,936

Littelfuse, Inc.	2,225	201,474

Maxwell Technologies, Inc.*	1,618	24,367

Measurement Specialties, Inc.*	1,581	101,737

Mercury Systems, Inc.*	2,865	39,995

Mesa Laboratories, Inc.	210	17,997

Methode Electronics, Inc.	3,227	89,517

MTS Systems Corp.	1,550	99,929

Multi-Fineline Electronix, Inc.*	653	8,084

Neonode, Inc.#,*	2,160	11,556

Newport Corp.*	2,832	52,902

OSI Systems, Inc.*	2,009	112,122

Park Electrochemical Corp.	1,152	30,712

PC Connection, Inc.	319	6,383

Plexus Corp.*	1,798	75,372

Radisys Corp.*	2,062	6,598

RealD, Inc.#,*	4,730	51,841

Richardson Electronics Ltd.	1,100	11,022

Rofin-Sinar Technologies, Inc.*	1,723	38,251

Rogers Corp.*	992	59,540

Sanmina Corp.*	5,090	103,073

ScanSource, Inc.*	1,541	59,190

Speed Commerce, Inc.*	5,240	17,292

SYNNEX Corp.*	1,802	121,419

TTM Technologies, Inc.*	2,379	18,770

Uni-Pixel, Inc.#,*	960	5,251

Universal Display Corp.#,*	4,277	111,416

Viasystems Group, Inc.*	20	240

Vishay Precision Group, Inc.*	480	7,790

Zygo Corp.*	1,700	32,708

		$3,289,430

INTERNET SOFTWARE & SERVICES – 2.9%

Angie’s List, Inc.#,*	3,720	42,073

Description	Number of Shares	Value

Bankrate, Inc.*	2,130	$37,318

Bazaarvoice, Inc.#,*	3,220	21,638

Blucora, Inc.*	3,174	61,099

Brightcove, Inc.*	3,470	29,911

Carbonite, Inc.*	1,390	13,747

ChannelAdvisor Corp.*	590	15,482

comScore, Inc.*	3,345	104,799

Constant Contact, Inc.#,*	3,373	87,226

Conversant, Inc.*	7,069	172,766

Cornerstone OnDemand, Inc.*	4,200	154,392

CoStar Group, Inc.*	2,752	442,769

Cvent, Inc.*	580	15,967

DealerTrack Holdings, Inc.*	4,408	201,402

Demand Media, Inc.*	1,480	6,157

Demandware, Inc.*	1,630	80,897

Dice Holdings, Inc.*	5,110	39,091

Digital River, Inc.*	2,061	31,513

E2open, Inc.#,*	1,590	27,459

EarthLink Holdings Corp.	4,880	16,641

eGain Corp.*	1,140	7,456

Endurance International Group Holdings, Inc.#,*	1,940	24,541

Envestnet, Inc.*	2,080	76,648

Global Eagle Entertainment, Inc.*	2,000	22,060

Gogo, Inc.#,*	1,180	15,954

Internap Network Services Corp.*	905	6,082

IntraLinks Holdings, Inc.*	1,670	15,280

j2 Global, Inc.	4,185	194,017

Limelight Networks, Inc.*	4,342	8,988

Liquidity Services, Inc.*	2,560	44,160

LivePerson, Inc.*	6,830	67,617

LogMeIn, Inc.*	2,380	108,171

Marchex, Inc.	35	324

Marketo, Inc.*	630	17,098

Millennial Media, Inc.#,*	3,360	21,470

Monster Worldwide, Inc.*	6,150	42,374

Move, Inc.*	3,820	40,836

NIC, Inc.	6,093	111,746

OpenTable, Inc.*	2,400	161,184

Perficient, Inc.*	2,246	41,034

QuinStreet, Inc.*	1,450	8,845

RealNetworks, Inc.*	719	5,421

Reis, Inc.*	1,290	21,233

SciQuest, Inc.*	2,220	53,236

Spark Networks, Inc.#,*	3,390	15,357

SPS Commerce, Inc.*	1,390	72,002

Stamps.com, Inc.*	1,400	48,594

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    72

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

support.com, Inc.*	7,661	$18,923

TechTarget, Inc.*	1,335	8,571

Textura Corp.#,*	470	8,371

Travelzoo, Inc.*	900	16,146

Tremor Video, Inc.#,*	2,240	10,102

Trulia, Inc.#,*	2,488	84,592

United Online, Inc.	619	7,335

Unwired Planet, Inc.*	6,333	14,439

VistaPrint NV*	3,400	134,198

Vocus, Inc.*	994	17,872

Web.com Group, Inc.*	3,750	115,163

WebMD Health Corp.#,*	3,260	143,733

Wix.Com Ltd.*	890	18,236

XO Group, Inc.*	2,034	21,601

Xoom Corp.*	830	18,517

Yelp, Inc.*	3,130	182,542

Zix Corp.*	9,150	30,012

		$3,704,428

IT SERVICES – 2.4%

Acxiom Corp.*	5,441	153,654

Blackhawk Network Holdings, Inc.#,*	2,040	48,940

CACI International, Inc.*	1,473	102,594

Cardtronics, Inc.*	4,370	146,308

Cass Information Systems, Inc.	1,018	51,419

CIBER, Inc.*	3,842	16,597

Computer Task Group, Inc.	1,430	22,608

Convergys Corp.	5,840	125,794

CSG Systems International, Inc.	3,000	79,080

EPAM Systems, Inc.*	2,140	66,618

Euronet Worldwide, Inc.*	5,166	237,584

EVERTEC, Inc.	2,190	51,553

ExlService Holdings, Inc.*	3,245	91,817

Forrester Research, Inc.	1,335	47,299

Global Cash Access Holdings, Inc.*	2,961	19,543

Hackett Group, Inc.	1,523	9,138

Heartland Payment Systems, Inc.	3,939	161,263

Higher One Holdings, Inc.*	3,830	22,942

iGATE Corp.*	4,018	147,059

Lionbridge Technologies, Inc.*	7,710	45,335

Luxoft Holding, Inc.	810	21,862

ManTech International Corp.	1,571	46,863

MAXIMUS, Inc.	6,828	290,668

ModusLink Global Solutions, Inc.#,*	1,459	5,894

MoneyGram International, Inc.*	1,507	19,892

Planet Payment, Inc.*	8,550	22,487

PRGX Global, Inc.*	1,750	11,253

Description	Number of Shares	Value

Sapient Corp.*	11,770	$191,498

ServiceSource International, Inc.*	6,220	38,813

Syntel, Inc.	1,505	120,882

TeleTech Holdings, Inc.*	1,218	29,390

Unisys Corp.*	2,851	69,479

Virtusa Corp.*	2,659	87,667

WEX, Inc.*	4,066	390,214

		$2,994,007

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.7%

Advanced Energy Industries, Inc.*	3,282	71,810

Alpha & Omega Semiconductor Ltd.*	1,770	12,744

Ambarella, Inc.#,*	2,080	51,688

Amkor Technology, Inc.*	6,054	48,129

ANADIGICS, Inc.*	4,640	5,800

Applied Micro Circuits Corp.*	7,114	69,077

Axcelis Technologies, Inc.*	11,400	20,406

Brooks Automation, Inc.	4,644	47,508

Cabot Microelectronics Corp.*	2,191	95,024

Cavium, Inc.*	5,344	226,425

Ceva, Inc.*	1,832	29,733

Cirrus Logic, Inc.*	4,300	95,890

Cohu, Inc.	2,163	22,279

Cypress Semiconductor Corp.	13,530	128,129

Diodes, Inc.*	3,335	87,944

DSP Group, Inc.*	1,625	12,935

Entegris, Inc.*	8,590	95,263

Entropic Communications, Inc.*	3,240	11,956

Exar Corp.*	3,780	40,900

FormFactor, Inc.*	2,571	14,783

GSI Technology, Inc.*	440	2,794

GT Advanced Technologies, Inc.#,*	12,324	204,702

Hittite Microwave Corp.	3,198	189,833

Inphi Corp.*	1,560	23,072

Integrated Device Technology, Inc.*	7,680	89,626

Integrated Silicon Solution, Inc.*	2,410	34,849

Intermolecular, Inc.*	140	381

International Rectifier Corp.*	4,660	121,346

Intersil Corp.	6,780	83,665

IXYS Corp.	1,532	16,530

Kopin Corp.*	3,008	9,806

Lattice Semiconductor Corp.*	8,270	69,633

LTX-Credence Corp.*	1,643	15,822

M/A-COM Technology Solutions Holdings,

Inc.*	1,040	18,210

MaxLinear, Inc.*	1,840	14,481

Micrel, Inc.	5,246	52,250

Microsemi Corp.*	8,632	203,025

ANNUAL REPORT / April 30, 2014

73     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MKS Instruments, Inc.	2,859	$80,481

Monolithic Power Systems, Inc.	3,487	129,368

MoSys, Inc.*	5,350	20,919

Nanometrics, Inc.*	1,090	17,723

NeoPhotonics Corp.*	460	2,654

NVE Corp.*	299	15,700

OmniVision Technologies, Inc.*	3,381	66,031

PDF Solutions, Inc.*	2,690	50,491

Peregrine Semiconductor Corp.*	1,490	8,001

Pericom Semiconductor Corp.*	513	4,140

Photronics, Inc.*	2,660	23,089

PLX Technology, Inc.*	2,973	17,243

PMC - Sierra, Inc.*	14,990	102,532

Power Integrations, Inc.	3,124	147,547

Rambus, Inc.*	10,630	128,517

RF Micro Devices, Inc.*	26,650	224,926

Rubicon Technology, Inc.*	702	7,111

Rudolph Technologies, Inc.*	2,417	22,019

Semtech Corp.*	6,400	153,472

Sigma Designs, Inc.*	1,225	4,618

Silicon Image, Inc.*	6,775	38,008

Spansion, Inc.*	3,340	59,552

SunEdison, Inc.*	26,690	513,249

SunPower Corp.#,*	4,340	145,043

Tessera Technologies, Inc.	2,536	55,614

TriQuint Semiconductor, Inc.*	10,235	145,132

Ultra Clean Holdings*	470	4,004

Ultratech, Inc.*	2,761	73,498

Veeco Instruments, Inc.*	2,580	95,383

		$4,694,513

SOFTWARE – 4.6%

ACI Worldwide, Inc.*	4,184	239,116

Actuate Corp.*	2,873	16,175

Advent Software, Inc.	3,104	89,457

American Software, Inc.	3,494	33,682

Aspen Technology, Inc.*	9,370	402,816

AVG Technologies NV*	2,660	49,822

Barracuda Networks, Inc.*	780	20,147

Blackbaud, Inc.	4,222	128,560

Bottomline Technologies, Inc.*	3,807	120,453

BroadSoft, Inc.*	2,620	66,496

Callidus Software, Inc.*	3,920	37,416

CommVault Systems, Inc.*	4,471	216,396

Comverse, Inc.*	1,563	38,981

Cyan, Inc.#,*	460	1,923

Digimarc Corp.	1,130	37,313

Description	Number of Shares	Value

Ebix, Inc.#	3,358	$52,989

Ellie Mae, Inc.*	2,680	65,365

EPIQ Systems, Inc.	1,991	25,465

ePlus, Inc.	210	10,508

Fair Isaac Corp.	3,754	214,729

Fleetmatics Group PLC*	1,870	56,156

Gigamon, Inc.#,*	850	13,404

Glu Mobile, Inc.#,*	7,070	28,280

Guidance Software, Inc.*	680	6,263

Guidewire Software, Inc.*	4,710	177,850

Imperva, Inc.#,*	2,060	47,133

Infoblox, Inc.*	5,370	105,359

Interactive Intelligence Group, Inc.*	1,423	89,037

Jive Software, Inc.*	2,230	16,680

Manhattan Associates, Inc.*	8,500	268,005

Mentor Graphics Corp.	5,768	119,398

MicroStrategy, Inc.*	929	112,808

Mitek Systems, Inc.#,*	3,400	11,084

Model N, Inc.*	850	7,659

Monotype Imaging Holdings, Inc.	3,558	93,967

Netscout Systems, Inc.*	3,391	132,113

Pegasystems, Inc.	3,638	60,282

Progress Software Corp.*	3,834	82,278

Proofpoint, Inc.*	2,040	51,898

PROS Holdings, Inc.*	2,166	59,348

PTC, Inc.*	12,117	428,578

QAD, Inc.	607	11,563

QLIK Technologies, Inc.*	9,030	198,479

Qualys, Inc.*	2,060	39,737

Rally Software Development Corp.*	630	8,240

RealPage, Inc.*	4,350	77,213

Rosetta Stone, Inc.*	750	8,933

Seachange International, Inc.*	1,480	13,868

Silver Spring Networks, Inc.*	1,360	20,373

SS&C Technologies Holdings, Inc.*	5,960	231,963

Synchronoss Technologies, Inc.*	2,559	77,896

Take-Two Interactive Software, Inc.*	7,851	160,003

Tangoe, Inc.*	3,620	54,445

TeleCommunication Systems, Inc.*	7,060	18,003

Telenav, Inc.*	770	4,720

TiVo, Inc.*	9,360	111,010

Tyler Technologies, Inc.*	3,199	261,198

Ultimate Software Group, Inc.*	2,617	313,072

VASCO Data Security International, Inc.*	1,185	13,521

Verint Systems, Inc.*	5,507	241,041

VirnetX Holding Corp.#,*	3,970	62,528

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    74

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Vringo, Inc.*	5,130	$20,982

		$5,784,177

TOTAL INFORMATION TECHNOLOGY		$23,620,877

MATERIALS – 4.9%

CHEMICALS – 2.4%

A Schulman, Inc.	1,898	68,176

American Vanguard Corp.	2,894	51,542

Arabian American Development Co.*	1,710	18,690

Axiall Corp.	3,830	178,478

Balchem Corp.	2,850	176,557

Calgon Carbon Corp.*	5,111	102,373

Chase Corp.	760	23,666

Chemtura Corp.*	9,970	222,331

Ferro Corp.*	6,902	89,588

Flotek Industries, Inc.*	4,290	120,163

FutureFuel Corp.	620	12,443

H.B. Fuller Co.	5,409	250,599

Hawkins, Inc.	940	34,028

Innophos Holdings, Inc.	2,085	117,677

Innospec, Inc.	2,110	90,857

Intrepid Potash, Inc.#	3,850	62,755

KMG Chemicals, Inc.	770	12,020

Koppers Holdings, Inc.	2,244	95,819

Kraton Performance Polymers, Inc.*	2,140	55,747

Landec Corp.*	2,617	31,038

LSB Industries, Inc.*	1,331	50,831

Marrone Bio Innovations, Inc.#,*	1,060	12,911

Minerals Technologies, Inc.	1,730	102,918

Olin Corp.#	6,635	186,444

OM Group, Inc.	1,506	44,111

OMNOVA Solutions, Inc.*	4,500	41,040

Penford Corp.*	1,200	15,120

PolyOne Corp.	9,912	371,403

Quaker Chemical Corp.	842	62,670

Sensient Technologies Corp.	2,622	141,719

Stepan Co.	1,568	90,677

Taminco Corp.*	800	16,072

Tredegar Corp.	1,810	37,666

Zep, Inc.	1,904	32,920

		$3,021,049

CONSTRUCTION MATERIALS – 0.3%

Headwaters, Inc.*	7,855	98,030

Texas Industries, Inc.*	2,150	186,405

United States Lime & Minerals, Inc.	246	13,299

US Concrete, Inc.#,*	1,020	25,112

		$322,846

Description	Number of Shares	Value

CONTAINERS & PACKAGING – 0.3%

AEP Industries, Inc.*	517	$18,416

Berry Plastics Group, Inc.*	4,940	111,101

Graphic Packaging Holding Co.*	19,590	200,993

Myers Industries, Inc.	1,732	32,388

UFP Technologies, Inc.*	580	14,709

		$377,607

METALS & MINING – 1.1%

AK Steel Holding Corp.#,*	9,180	64,260

Allied Nevada Gold Corp.#,*	4,290	14,543

AM Castle & Co.*	70	860

AMCOL International Corp.	1,660	76,111

Century Aluminum Co.*	2,020	27,775

Coeur Mining, Inc.*	8,770	75,948

Commercial Metals Co.	6,720	129,024

General Moly, Inc.*	2,460	2,706

Globe Specialty Metals, Inc.	3,750	72,675

Gold Reserve, Inc.#,*	2,870	8,610

Gold Resource Corp.	4,370	20,146

Handy & Harman Ltd.*	730	16,505

Haynes International, Inc.	574	30,451

Hecla Mining Co.#	24,228	74,380

Horsehead Holding Corp.*	2,628	40,971

Kaiser Aluminum Corp.	1,001	70,470

Materion Corp.	2,062	69,386

Midway Gold Corp.*	9,790	8,953

Molycorp, Inc.#,*	4,990	23,703

Noranda Aluminum Holding Corp.	870	3,089

Olympic Steel, Inc.	625	16,475

Paramount Gold & Silver Corp.#,*	18,720	18,907

RTI International Metals, Inc.*	1,582	44,549

Schnitzer Steel Industries, Inc.	1,420	39,859

Stillwater Mining Co.*	5,344	84,328

SunCoke Energy, Inc.*	2,830	59,062

Universal Stainless & Alloy Products, Inc.*	746	26,774

US Silica Holdings, Inc.#	2,370	107,053

Walter Energy, Inc.#	5,080	36,576

Worthington Industries, Inc.	4,929	181,387

		$1,445,536

PAPER & FOREST PRODUCTS – 0.8%

Boise Cascade Co.*	880	22,018

Clearwater Paper Corp.*	1,874	115,045

Deltic Timber Corp.	1,185	71,989

KapStone Paper & Packaging Corp.	8,420	222,120

Louisiana-Pacific Corp.*	12,586	206,285

Neenah Paper, Inc.	901	45,383

PH Glatfelter Co.	4,743	121,041

ANNUAL REPORT / April 30, 2014

75    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Resolute Forest Products, Inc.*	3,440	$61,370

Schweitzer-Mauduit International, Inc.	2,378	103,776

Wausau Paper Corp.	5,170	61,833

		$1,030,860

TOTAL MATERIALS		$6,197,898

TELECOMMUNICATION SERVICES – 0.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%

8x8, Inc.*	7,210	69,937

Atlantic Tele-Network, Inc.	700	41,419

Cbeyond, Inc.*	2,039	20,166

Cincinnati Bell, Inc.*	12,380	41,473

Cogent Communications Group, Inc.	5,033	173,488

Consolidated Communications Holdings, Inc.#	4,772	95,058

Fairpoint Communications, Inc.#,*	1,780	24,279

General Communication, Inc.*	1,642	17,142

Hawaiian Telcom Holdco, Inc.*	550	14,641

HickoryTech Corp.	2,470	29,319

IDT Corp.	1,300	20,592

inContact, Inc.*	4,410	36,382

Inteliquent, Inc.	1,440	19,642

Iridium Communications, Inc.#,*	1,760	11,739

Lumos Networks Corp.	1,737	22,946

magicJack VocalTec Ltd.*	620	10,962

ORBCOMM, Inc.*	2,560	16,051

Premiere Global Services, Inc.*	2,460	31,291

Straight Path Communications, Inc.*	165	1,155

Towerstream Corp.#,*	3,390	6,272

Vonage Holdings Corp.*	4,750	18,240

		$722,194

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

Boingo Wireless, Inc.*	1,190	7,854

NII Holdings, Inc.*	10,100	8,685

NTELOS Holdings Corp.#	1,647	22,712

Shenandoah Telecommunications Co.	2,366	66,319

USA Mobility, Inc.	1,488	25,489

		$131,059

TOTAL TELECOMMUNICATION SERVICES		$853,253

UTILITIES – 2.4%

ELECTRIC UTILITIES – 1.1%

ALLETE, Inc.	2,396	124,017

Cleco Corp.	3,505	184,188

El Paso Electric Co.	2,300	86,986

Empire District Electric Co.#	1,636	39,788

IDACORP, Inc.	3,092	173,585

Description	Number of Shares	Value

MGE Energy, Inc.	1,708	$65,280

NRG Yield, Inc., Class A#	1,670	71,543

Otter Tail Corp.	2,330	68,269

PNM Resources, Inc.	4,407	121,986

Portland General Electric Co.	4,647	155,535

UIL Holdings Corp.	2,836	104,166

Unitil Corp.	810	26,892

UNS Energy Corp.	2,375	142,643

		$1,364,878

GAS UTILITIES – 0.7%

Chesapeake Utilities Corp.	570	36,058

Delta Natural Gas Co., Inc.	330	6,293

Laclede Group, Inc.	1,718	81,450

New Jersey Resources Corp.	2,447	121,689

Northwest Natural Gas Co.	1,648	72,957

Piedmont Natural Gas Co., Inc.	4,294	153,682

South Jersey Industries, Inc.	2,111	121,277

Southwest Gas Corp.	2,658	146,217

WGL Holdings, Inc.	3,360	133,694

		$873,317

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%

Atlantic Power Corp.#	3,710	11,019

Dynegy, Inc.*	5,660	161,027

Genie Energy Ltd.	1,200	9,720

Ormat Technologies, Inc.	850	22,678

Pattern Energy Group, Inc.	840	22,512

		$226,956

MULTI-UTILITIES – 0.2%

Avista Corp.	3,668	117,926

Black Hills Corp.	2,408	139,062

NorthWestern Corp.	1,909	92,357

		$349,345

WATER UTILITIES – 0.2%

American States Water Co.	2,134	64,788

Artesian Resources Corp.	630	13,873

California Water Service Group	2,380	53,550

Connecticut Water Service, Inc.	363	11,797

Consolidated Water Co. Ltd.	907	10,539

Middlesex Water Co.	991	20,147

Pure Cycle Corp.#,*	3,800	21,318

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    76

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

SJW Corp.	968	$26,359

York Water Co.	1,140	22,811

		$245,182

TOTAL UTILITIES		$3,059,678

TOTAL COMMON STOCKS
(COST $105,473,564)		$125,229,004

INVESTMENT COMPANIES – 1.0%

EQUITY FUNDS – 1.0%

Firsthand Technology Value Fund, Inc.#,*	620	12,127

iShares Russell 2000 Index Fund#	11,400	1,276,572

TOTAL EQUITY FUNDS		$1,288,699

TOTAL INVESTMENT COMPANIES
(COST $1,317,956)		$1,288,699

RIGHTS – 0.0%**

Cubist Pharmaceuticals, Inc.*	3,645	1,053

Forest Laboratories, Inc.††	845	—

Leap Wireless International, Inc.*,††	4,140	10,102

TOTAL RIGHTS
(COST $16,404)		$11,155

WARRANTS – 0.0%**

Magnum Hunter Corp., Expire 8/08/14††	1,281	—

Tejon Ranch Co., Expire 8/05/14	118	401

Vector Group Ltd., Expire 7/31/14††	3,960	—

TOTAL WARRANTS (COST $702)		$401

TOTAL INVESTMENTS IN SECURITIES – 99.7%
(COST $106,808,626)		$126,529,259

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 12.7%

REPURCHASE AGREEMENTS – 12.7%

Barclays Capital, 0.04%, dated 04/30/14, due 05/01/14, repurchase price $808,313, collateralized by U.S. Treasury Securities 0.00% to 3.63%, maturing 09/15/15 to 02/15/44; total market value of $824,479.	$808,312	808,312

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $3,836,361, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $3,913,082.	3,836,355	3,836,355

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $3,836,359, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $3,913,125.	3,836,355	3,836,355

Description	Par Value	Value

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $3,836,361, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $3,913,095.	$3,836,355	$3,836,355

TD Securities (USA) LLC, 0.06%, dated 04/30/14, due 05/01/14, repurchase price $3,836,361, collateralized by U.S. Government & Treasury Securities 2.50% to 5.63%, maturing 01/15/15 to 02/01/43; total market value of $3,913,084.	3,836,355	3,836,355

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $16,153,732)		$16,153,732

TOTAL INVESTMENTS – 112.4%
(COST $122,962,358)		$142,682,991

COLLATERAL FOR SECURITIES ON LOAN – (12.7%)		(16,153,732)

OTHER ASSETS LESS LIABILITIES – 0.3%		361,303

TOTAL NET ASSETS – 100.0%		$126,890,562

ANNUAL REPORT / April 30, 2014

77    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $124,137,196. The net unrealized appreciation/(depreciation) of investments was $18,545,795. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $25,662,386 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,116,591.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$125,228,654	$350	$—	$125,229,004

Investment Companies	1,288,699	—	—	1,288,699

Rights	1,053	10,102	—	11,155

Warrants	401	—	—	401

Repurchase Agreements	—	16,153,732	—	16,153,732

Total	$126,518,807	$16,164,184	$—	$142,682,991

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

    78

NOTES TO PORTFOLIOS OF INVESTMENTS

^	7-Day net yield.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2014, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
Wilmington Large Cap Strategy Fund	$—	0.0	%**
Wilmington Small Cap Strategy Fund	10,452	0.0	%**

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt	REIT – Real Estate Investment Trust

LP – Limited Partnership

PLC – Public Limited Company

ANNUAL REPORT / April 30, 2014

79	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2014	Wilmington Large-Cap Growth Fund	Wilmington Large-Cap Strategy Fund		Wilmington Large-Cap Value Fund
ASSETS:
Investments, at identified cost	$16,747,849	$258,595,403		$12,500,889

Investments in securities, at value (Including $815,189, $4,730,001 and $0 of securities on loan, respectively) (Note 2)	27,164,953	402,468,895	(a)	16,890,810
Cash	—	128,470		—
Income receivable	8,486	323,281		8,363
Due from advisor	—	—		882
Receivable for shares sold	288	19,967		30
Receivable for investments sold	774,136	—		—
Other assets	10,582	4,630		9,118

TOTAL ASSETS	27,958,445	402,945,243		16,909,203

LIABILITIES:
Payable to custodian	392,958	—		180,779
Payable for investments purchased	—	128,470		—
Collateral for securities on loan	836,290	4,986,025		—
Payable for shares redeemed	14,055	334,262		30,724
Payable for Trustees’ fees	56	57		56
Payable for distribution services fee	3,784	—		1,114
Payable for shareholder services fee	2,422	—		1,839
Other accrued expenses	47,732	89,912		47,981

TOTAL LIABILITIES	1,297,297	5,538,726		262,493

NET ASSETS	$26,661,148	$397,406,517		$16,646,710

NET ASSETS CONSIST OF:

Paid-in capital	$25,003,997	$244,468,017		$14,737,599
Undistributed (distributions in excess of) net investment income	—	457,163		—
Accumulated net realized gain (loss) on investments	(8,759,953)	8,607,845		(2,480,810)
Net unrealized appreciation (depreciation) of investments	10,417,104	143,873,492		4,389,921

TOTAL NET ASSETS	$26,661,148	$397,406,517		$16,646,710

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$18,295,568	$—		$5,395,817

Shares outstanding (unlimited shares authorized)	1,938,834	—		405,999

Net Asset Value per share	$9.44	$—		$13.29

Offering price per share*	$9.99**	$—		$14.06**

Class I
Net Assets	$8,365,580	$397,406,517		$11,250,893

Shares outstanding (unlimited shares authorized)	875,417	23,006,789		842,817

Net Asset Value per share	$9.56	$17.27		$13.35

(a)	Includes $196,436 of investments in affiliated issuers.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	80

April 30, 2014	Wilmington Mid-Cap Growth Fund	Wilmington Small-Cap Growth Fund	Wilmington Small-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$304,840,149	$67,869,942	$122,962,358

Investments in repurchase agreements, at value	$28,859,087	$7,612,798	$16,153,732
Investments in securities, at value (Including $28,177,954, $7,457,211 and $15,739,643 of securities on loan, respectively) (Note 2)	380,064,452	85,718,633	126,529,259

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	408,923,539	93,331,431	142,682,991

Cash	28,184	—	—
Income receivable	140,320	20,086	64,672
Due from advisor	—	—	4,961
Receivable for shares sold	2,621,904	4,220	26,894
Receivable for investments sold	413,103	—	815,437
Other assets	16,943	8,156	5,019

TOTAL ASSETS	412,143,993	93,363,893	143,599,974

LIABILITIES:
Payable to custodian	—	—	495,759
Payable for investments purchased	2,660,999	—	—
Collateral for securities on loan	28,859,087	7,612,798	16,153,732
Payable for shares redeemed	243,201	45,765	3,696
Payable for Trustees’ fees	56	56	56
Payable for distribution services fee	12,174	8,224	—
Payable for shareholder services fee	36,145	7,655	—
Other accrued expenses	106,825	67,498	56,169

TOTAL LIABILITIES	31,918,487	7,741,996	16,709,412

NET ASSETS	$380,225,506	$85,621,897	$126,890,562

NET ASSETS CONSIST OF:

Paid-in capital	$276,281,340	$60,705,603	$106,574,488
Undistributed (distributions in excess of) net investment income	(327,157)	(353,137)	131,708
Accumulated net realized gain (loss) on investments	187,933	(192,058)	463,733
Net unrealized appreciation (depreciation) of investments	104,083,390	25,461,489	19,720,633

TOTAL NET ASSETS	$380,225,506	$85,621,897	$126,890,562

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$57,959,635	$39,072,399	$—

Shares outstanding (unlimited shares authorized)	3,291,091	1,815,253	—

Net Asset Value per share	$17.61	$21.52	$—

Offering price per share*	$18.63**	$22.77**	$—

Class I
Net Assets	$322,265,871	$46,549,498	$126,890,562

Shares outstanding (unlimited shares authorized)	17,751,713	2,086,674	8,796,330

Net Asset Value per share	$18.15	$22.31	$14.43

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

81	STATEMENTS OF OPERATIONS

Year Ended April 30, 2014	Wilmington Large-Cap Growth Fund	Wilmington Large-Cap Strategy Fund	Wilmington Large-Cap Value Fund
INVESTMENT INCOME:
Dividends	$654,828(a)	$7,849,709(a)(b)	$2,810,904(a)
Securities lending income	21,578	42,862	16

TOTAL INVESTMENT INCOME	676,406	7,892,571	2,810,920

EXPENSES:
Investment advisory fee	472,783	2,012,495	602,419
Administrative personnel and services fee	14,735	108,797	22,083
Portfolio accounting, administration and custodian fees	26,487	151,963	56,053
Transfer and dividend disbursing agent fees and expenses	97,372	10,885	76,678
Trustees’ fees	29,178	29,188	29,219
Professional fees	61,375	82,833	63,175
Distribution services fee—Class A	45,750	—	14,577
Shareholder services fee—Class A	45,636	—	13,516
Shareholder services fee— Class I	93,178	1,006,245	199,737
Share registration costs	21,189	16,852	14,605
Printing and postage	13,939	6,190	10,150
Miscellaneous	14,108	88,538	17,897

TOTAL EXPENSES	935,730	3,513,986	1,120,109

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(183,826)	(1,501,493)	(100,529)
Waiver of shareholder services fee—Class A	(18,304)	—	(5,834)
Waiver of shareholder services fee—Class I	(85,831)	(1,006,245)	(104,292)

TOTAL WAIVERS AND REIMBURSEMENTS	(287,961)	(2,507,738)	(210,655)

Net expenses	647,769	1,006,248	909,454

Net investment income (loss)	28,637	6,886,323	1,901,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	21,167,128	53,552,193(c)	26,298,220
Net change in unrealized appreciation (depreciation) of investments	(9,084,782)	13,297,909	(13,661,541)

Net realized and unrealized gain (loss) on investments	12,082,346	66,850,102	12,636,679

Change in net assets resulting from operations	$12,110,983	$73,736,425	$14,538,145

(a)	Net of foreign withholding taxes withheld of $245, $2,626 and $5,936.
(b)	Includes $9,548 received from affiliated issuers.
(c)	Includes $43,169 gain on sales of affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	82

Year Ended April 30, 2014	Wilmington Mid-Cap Growth Fund	Wilmington Small-Cap Growth Fund	Wilmington Small-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$2,651,112(a)	$1,487,571(a)	$1,296,772(a)
Securities lending income	390,291	152,224	216,491

TOTAL INVESTMENT INCOME	3,041,403	1,639,795	1,513,263

EXPENSES:
Investment advisory fee	2,896,371	1,146,443	587,132
Administrative personnel and services fee	92,881	36,091	29,692
Portfolio accounting, administration and custodian fees	117,961	61,229	113,566
Transfer and dividend disbursing agent fees and expenses	214,987	186,253	8,679
Trustees’ fees	29,268	29,265	29,272
Professional fees	71,670	62,554	68,379
Distribution services fee—Class A	150,386	100,672	—
Shareholder services fee—Class A	149,947	97,331	—
Shareholder services fee— Class I	697,881	234,103	266,878
Share registration costs	22,969	20,205	21,484
Printing and postage	24,154	17,148	5,394
Miscellaneous	31,115	19,094	36,783

TOTAL EXPENSES	4,499,590	2,010,388	1,167,259

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(264,258)	(54,187)	(633,503)
Waiver of shareholder services fee—Class A	(126,535)	(64,590)	—
Waiver of shareholder services fee—Class I	(336,594)	(122,858)	(266,878)

TOTAL WAIVERS AND REIMBURSEMENTS	(727,387)	(241,635)	(900,381)

Net expenses	3,772,203	1,768,753	266,878

Net investment income (loss)	(730,800)	(128,958)	1,246,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	28,351,232	28,438,977	14,611,525
Net realized gain (loss) on foreign currency transactions	—	—	(18)
Net change in unrealized appreciation (depreciation) of investments	16,167,784	901,718	(805,797)

Net realized and unrealized gain (loss) on investments	44,519,016	29,340,695	13,805,710

Change in net assets resulting from operations	$43,788,216	$29,211,737	$15,052,095

(a)	Net of foreign withholding taxes withheld of $5,376, $3,762 and $736.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

83	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Large-Cap Growth Fund		Wilmington Large-Cap Strategy Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$28,637	$341,706	$6,886,323	$7,328,253
Net realized gain (loss) on investments	21,167,128	4,081,645	53,552,193	13,948,281
Net change in unrealized appreciation (depreciation) of investments	(9,084,782)	(1,350,720)	13,297,909	34,752,819

Change in net assets resulting from operations	12,110,983	3,072,631	73,736,425	56,029,353

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(114,149)	(5,852)	—	(944)
Class I	(227,880)	(79,133)	(6,931,023)	(7,318,547)
Distributions from net realized gain on investments
Class A	(1,227,840)	(1,579,653)	—	—
Class I	(2,237,110)	(5,786,413)	—	—

Change in net assets resulting from distributions to shareholders	(3,806,979)	(7,451,051)	(6,931,023)	(7,319,491)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	390,663	253,460	—	40,894
Class I	3,894,243	10,388,386	16,030,887	48,465,457
Proceeds from exchange of Class A for Class I
Class A	—	—	—	(71,512)	(a)
Class I	—	—	—	71,512	(a)
Distributions reinvested
Class A	1,289,239	1,541,369	—	944
Class I	2,192,435	5,219,589	2,105,697	2,465,687
Cost of shares redeemed
Class A	(2,268,617)	(2,625,380)	—	(9,294)
Class I	(55,286,456)	(39,496,341)	(87,245,073)	(74,891,786)

Change in net assets resulting from share transactions	(49,788,493)	(24,718,917)	(69,108,489)	(23,928,098)

Change in net assets	(41,484,489)	(29,097,337)	(2,303,087)	24,781,764
NET ASSETS:
Beginning of year	68,145,637	97,242,974	399,709,604	374,927,840

End of year	$26,661,148	$68,145,637	$397,406,517	$399,709,604

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$341,701	$457,163	$502,727

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	41,931	30,523	—	3,295
Class I	418,640	1,233,597	1,018,939	3,620,752
Shares exchanged
Class A	—	—	—	(4,623)	(a)
Class I	—	—	—	4,623	(a)
Distributions reinvested
Class A	136,860	197,616	—	71
Class I	229,865	663,275	132,729	187,578
Shares redeemed
Class A	(243,010)	(315,072)	—	(698)
Class I	(5,680,707)	(4,693,783)	(5,469,888)	(5,690,589)

Net change resulting from share transactions	(5,096,421)	(2,883,844)	(4,318,220)	(1,879,591)

(a)	On April 13, 2013, Class A of the Large-Cap Strategy Fund was terminated after the conversion to Class I of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	84

	Wilmington Large-Cap Value Fund		Wilmington Mid-Cap Growth Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$1,901,466	$1,787,956	$(730,800)	$132,698
Net realized gain (loss) on investments	26,298,220	10,280,175	28,351,232	7,738,830
Net change in unrealized appreciation (depreciation) of investments	(13,661,541)	1,036,364	16,167,784	18,624,339

Change in net assets resulting from operations	14,538,145	13,104,495	43,788,216	26,495,867

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(144,074)	(63,452)	—	—
Class I	(1,485,675)	(1,735,768)	—	—
Distributions from net realized gain on investments
Class A	—	—	(2,327,727)	(2,239,956)
Class I	—	—	(10,267,019)	(9,036,430)

Change in net assets resulting from distributions to shareholders	(1,629,749)	(1,799,220)	(12,594,746)	(11,276,386)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	221,097	258,300	2,487,859	3,853,332
Class I	7,113,354	28,166,748	112,488,819	61,439,480
Distributions reinvested
Class A	136,894	61,515	2,105,354	2,060,452
Class I	781,544	1,063,341	9,019,417	8,109,967
Cost of shares redeemed
Class A	(1,695,947)	(927,691)	(9,357,996)	(12,309,078)
Class I	(130,253,518)	(54,085,694)	(68,975,454)	(70,635,840)

Change in net assets resulting from share transactions	(123,696,576)	(25,463,481)	47,767,999	(7,481,687)

Change in net assets	(110,788,180)	(14,158,206)	78,961,469	7,737,794
NET ASSETS:
Beginning of year	127,434,890	141,593,096	301,264,037	293,526,243

End of year	$16,646,710	$127,434,890	$380,225,506	$301,264,037

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$—	$—	$(327,157)	$(272,627)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	17,831	24,650	141,838	266,791
Class I	584,330	2,701,379	6,143,384	4,131,878
Distributions reinvested
Class A	10,829	5,812	118,879	146,339
Class I	64,167	100,572	494,215	560,468
Shares redeemed
Class A	(133,277)	(88,890)	(531,685)	(839,784)
Class I	(10,231,320)	(5,101,040)	(3,786,555)	(4,725,079)

Net change resulting from share transactions	(9,687,440)	(2,357,517)	2,580,076	(459,387)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

85	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Small-Cap Growth Fund		Wilmington Small-Cap Strategy Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$(128,958)	$231,629	$1,246,385	$814,296
Net realized gain (loss) on investments	28,438,977	1,385,443	14,611,507	5,895,696
Net change in unrealized appreciation (depreciation) of investments	901,718	11,305,096	(805,797)	2,022,351

Change in net assets resulting from operations	29,211,737	12,922,168	15,052,095	8,732,343

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(28,448)	(185,121)	—	—
Class C	—	(1,318)	—	—
Class I	(105,552)	(571,237)	(1,238,125)	(763,725)

Change in net assets resulting from distributions to shareholders	(134,000)	(757,676)	(1,238,125)	(763,725)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	665,356	591,874	—	—
Class C	—	9,481	—	—
Class I	9,672,535	15,999,615	70,925,875	26,614,352
Proceeds from exchange of Class C for Class A
Class A	—	299,066(a)	—	—
Class C	—	(299,066)(a)	—	—
Distributions reinvested
Class A	27,356	172,046	—	—
Class C	—	1,161	—	—
Class I	47,825	284,137	264,230	188,667
Cost of shares redeemed
Class A	(4,416,047)	(6,344,652)	—	—
Class C	—	(20,041)	—	—
Class I	(90,049,853)	(45,935,744)	(30,600,036)	(11,259,397)

Change in net assets resulting from share transactions	(84,052,828)	(35,242,123)	40,590,069	15,543,622

Change in net assets	(54,975,091)	(23,077,631)	54,404,039	23,512,240
NET ASSETS:
Beginning of year	140,596,988	163,674,619	72,486,523	48,974,283

End of year	$85,621,897	$140,596,988	$126,890,562	$72,486,523

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(353,137)	$(417,631)	$131,708	$83,347

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	31,085	36,338	—	—
Class C	—	545	—	—
Class I	451,386	943,603	5,024,347	2,267,147
Shares exchanged
Class A	—	15,564(a)	—	—
Class C	—	(16,152)(a)	—	—
Distributions reinvested
Class A	1,204	10,582	—	—
Class C	—	74	—	—
Class I	2,032	16,903	19,044	17,227
Shares redeemed
Class A	(207,755)	(384,759)	—	—
Class C	—	(1,387)	—	—
Class I	(3,900,870)	(2,706,593)	(2,137,886)	(1,019,535)

Net change resulting from share transactions	(3,622,918)	(2,085,282)	2,905,505	1,264,839

(a)	On April 13, 2013, Class C of the Small-Cap Growth Fund was terminated after the conversion to Class A of the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	86

For a share outstanding throughout each year ended April 30, unless otherwise noted:
WILMINGTON LARGE-CAP GROWTH FUND

CLASS A	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$8.55	$8.97		$9.54	$8.09	$5.80
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.02)	0.00	(b)	(0.02)	(0.05)	0.00	(b)
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.40		(0.41)	1.51	2.29
Total Income (Loss) From Operations	1.60	0.40		(0.43)	1.46	2.29
Less Distributions From:
Net Investment Income	(0.06)	(0.00	)(b)	—	(0.01)	(0.00	)(b)
Net Realized Gains	(0.65)	(0.82)		(0.14)	—	—
Total Distributions	(0.71)	(0.82)		(0.14)	(0.01)	—
Net Asset Value, End of Year	$9.44	$8.55		$8.97	$9.54	$8.09

Total Return(c)	18.77%	5.39%		(4.36)%	18.00%	39.52%
Net Assets, End of Year (000’s)	$18,296	$17,131		$18,738	$22,790	$20,790
Ratios to Average Net Assets
Gross Expense	1.85%	1.80%		1.66%	1.66%	1.64%
Net Expenses(d)	1.42%	1.42%		1.42%	1.42%	1.29%
Net Investment Income (Loss)	(0.26)%	0.04%		(0.20)%	(0.58)%	(0.06)%
Portfolio Turnover Rate	10%	49%		83%	61%	83%

CLASS I	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	8.64	$9.02		$9.56	$8.09	$5.80
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.02	0.05		0.02	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.40		(0.41)	1.47	2.29
Total Income (Loss) From Operations	1.64	0.45		(0.39)	1.49	2.30
Less Distributions From:
Net Investment Income	(0.07)	(0.01)		(0.01)	(0.02)	(0.01)
Net Realized Gains	(0.65)	(0.82)		(0.14)	—	—
Total Distributions	(0.72)	(0.83)		(0.15)	(0.02)	(0.01)
Net Asset Value, End of Year	$9.56	$8.64		$9.02	$9.56	$8.09

Total Return(c)	19.04%	5.92%		(3.96)%	18.40%	39.72%
Net Assets, End of Year (000’s)	$8,366	$51,014		$78,505	$123,247	$121,608
Ratios to Average Net Assets
Gross Expense	1.60%	1.55%		1.41%	1.41%	1.39%
Net Expenses(d)	1.04%	1.04%		1.03%	1.03%	1.10%
Net Investment Income (Loss)	0.21%	0.52%		0.20%	0.25%	0.14%
Portfolio Turnover Rate	10%	49%		83%	61%	83%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

87	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON LARGE-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$14.63	$12.84	$12.13		$9.39	$8.61	$12.28
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.27	0.26	0.16		0.20	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.65	1.79	0.71		2.72	0.79	(3.68)
Total Income (Loss) From Operations	2.92	2.05	0.87		2.92	0.89	(3.56)
Less Distributions From:
Net Investment Income	(0.28)	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)
Total Distributions	(0.28)	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)
Net Asset Value, End of Period	$17.27	$14.63	$12.84		$12.13	$9.39	$8.61

Total Return(b)	20.12%	16.25%	7.32%		31.24%	10.28%	(28.94)%
Net Assets, End of Period (000’s)	$397,407	$399,710	$374,903		$429,467	$118,102	$131,692
Ratios to Average Net Assets
Gross Expense	0.87%	0.88%	0.74	%(c)	0.69%	1.01%	1.18%
Net Expenses(d)	0.25%	0.25%	0.25	%(c)	0.25%	0.93%	1.00%
Net Investment Income (Loss)	1.71%	1.99%	1.70	%(c)	1.72%	0.99%	1.27%
Portfolio Turnover Rate	29%	24%	19%		39%	160%	224%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	88

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP VALUE FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.61	$10.61	$11.47	$9.85	$7.03
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.12	0.06	0.01	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.75	1.00	(0.86)	1.64	2.83
Total Income (Loss) From Operations	2.01	1.12	(0.80)	1.65	2.87
Less Distributions From:
Net Investment Income	(0.33)	(0.12)	(0.06)	(0.03)	(0.05)
Return of Capital	—	—	—	—	(0.00	)(b)
Total Distributions	(0.33)	(0.12)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Year	$13.29	$11.61	$10.61	$11.47	$9.85

Total Return(c)	17.46%	10.65%	(6.94)%	16.79%	41.02%
Net Assets, End of Year (000’s)	$5,396	$5,928	$6,038	$7,315	$6,606
Ratios to Average Net Assets
Gross Expense	1.61%	1.46%	1.42%	1.43%	1.42%
Net Expenses(d)	1.31%	1.29%	1.29%	1.31%	1.15%
Net Investment Income (Loss)	2.09%	1.12%	0.56%	0.09%	0.41%
Portfolio Turnover Rate	17%	93%	37%	26%	29%
CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.65	$10.65	$11.51	$9.88	$7.05
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.27	0.15	0.09	0.05	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.79	1.00	(0.86)	1.63	2.84
Total Income (Loss) From Operations	2.06	1.15	(0.77)	1.68	2.89
Less Distributions From:
Net Investment Income	(0.36)	(0.15)	(0.09)	(0.05)	(0.06)
Return of Capital	—	—	—	—	(0.00	)(b)
Total Distributions	(0.36)	(0.15)	(0.09)	(0.05)	(0.06)
Net Asset Value, End of Year	$13.35	$11.65	$10.65	$11.51	$9.88

Total Return(c)	17.88%	10.91%	(6.65)%	17.08%	41.23%
Net Assets, End of Year (000’s)	$11,251	$121,507	$135,556	$175,440	$156,442
Ratios to Average Net Assets
Gross Expense	1.28%	1.21%	1.17%	1.18%	1.17%
Net Expenses(d)	1.04%	1.04%	1.00%	1.02%	0.99%
Net Investment Income	2.22%	1.39%	0.85%	0.48%	0.57%
Portfolio Turnover Rate	17%	93%	37%	26%	29%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

89	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MID-CAP GROWTH FUND

CLASS A	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.96	$15.21	$16.21	$12.24	$8.37
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.06)	(0.01)	(0.07)	(0.11)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.40	1.38	(0.25)	4.08	3.93
Total Income (Loss) From Operations	2.34	1.37	(0.32)	3.97	3.88
Less Distributions From:
Net Investment Income	—	—	—	—	(0.01)
Net Realized Gains	(0.69)	(0.62)	(0.68)	—	—
Return of Capital	—	—	—	—	(0.00	)(b)
Total Distributions	(0.69)	(0.62)	(0.68)	—	(0.01)
Net Asset Value, End of Year	$17.61	$15.96	$15.21	$16.21	$12.24

Total Return(c)	14.64%	9.55%	(1.55)%	32.43%	46.30%
Net Assets, End of Year (000’s)	$57,960	$56,837	$60,666	$63,168	$40,438
Ratios to Average Net Assets
Gross Expense	1.52%	1.56%	1.57%	1.62%	1.62%
Net Expenses(d)	1.24%	1.24%	1.24%	1.24%	1.13%
Net Investment Income (Loss)	(0.34)%	(0.08)%	(0.47)%	(0.85)%	(0.51)%
Portfolio Turnover Rate	32%	36%	44%	34%	56%
CLASS I	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$16.40	$15.59	$16.57	$12.49	$8.54
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.03)	0.01	(0.04)	(0.07)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.47	1.42	(0.26)	4.15	4.00
Total Income (Loss) From Operations	2.44	1.43	(0.30)	4.08	3.96
Less Distributions From:
Net Investment Income	—	—	—	—	(0.01)
Net Realized Gains	(0.69)	(0.62)	(0.68)	—	—
Return of Capital	—	—	—	—	(0.00	)(b)
Total Distributions	(0.69)	(0.62)	(0.68)	—	(0.01)
Net Asset Value, End of Year	$18.15	$16.40	$15.59	$16.57	$12.49

Total Return(c)	14.86%	9.70%	(1.40)%	32.67%	46.37%
Net Assets, End of Year (000’s)	$322,266	$244,427	$232,860	$187,207	$143,594
Ratios to Average Net Assets
Gross Expense	1.28%	1.31%	1.33%	1.37%	1.36%
Net Expenses(d)	1.08%	1.08%	1.06%	1.06%	0.96%
Net Investment Income	(0.19)%	0.08%	(0.30)%	(0.54)%	(0.33)%
Portfolio Turnover Rate	32%	36%	44%	34%	56%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	90

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SMALL-CAP GROWTH FUND

CLASS A	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$18.22	$16.62		$18.20	$14.48	$9.99
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.07)	(0.00	)(b)	(0.08)	(0.21)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	3.39	1.69		(1.50)	3.93	4.61
Total Income (Loss) From Operations	3.32	1.69		(1.58)	3.72	4.49
Less Distributions From:
Net Investment Income	(0.02)	(0.09)		—	—	—
Total Distributions	(0.02)	(0.09)		—	—	—
Net Asset Value, End of Year	$21.52	$18.22		$16.62	$18.20	$14.48

Total Return(c)	18.19%	10.21%		(8.68)%	25.69%	44.94%
Net Assets, End of Year (000’s)	$39,072	$36,269		$38,439	$47,884	$41,276
Ratios to Average Net Assets
Gross Expense	1.66%	1.71%		1.64%	1.67%	1.70%
Net Expenses(d)	1.46%	1.47%		1.44%	1.45%	1.30%
Net Investment Income (Loss)	(0.34)%	(0.01)%		(0.54)%	(1.43)%	(0.98)%
Portfolio Turnover Rate	37%	142%		561%	393%	635%
CLASS I	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$18.85	$17.16		$18.76	$14.89	$10.26
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00 (b)	0.04		(0.05)	(0.12)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	3.49	1.75		(1.55)	3.99	4.73
Total Income (Loss) From Operations	3.49	1.79		(1.60)	3.87	4.63
Less Distributions From:
Net Investment Income	(0.03)	(0.10)		—	—	—
Total Distributions	(0.03)	(0.10)		—	—	—
Net Asset Value, End of Year	$22.31	$18.85		$17.16	$18.76	$14.89

Total Return(c)	18.49%	10.47%		(8.53)%	25.99%	45.13%
Net Assets, End of Year (000’s)	$46,549	$104,328		$124,964	$148,560	$130,502
Ratios to Average Net Assets
Gross Expense	1.42%	1.46%		1.39%	1.42%	1.45%
Net Expenses(d)	1.25%	1.25%		1.21%	1.24%	1.17%
Net Investment Income (Loss)	0.01%	0.21%		(0.30)%	(0.81)%	(0.84)%
Portfolio Turnover Rate	37%	142%		561%	393%	635%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

91	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period:
WILMINGTON SMALL-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$12.30	$10.59	$10.70		$7.90	$6.57	$9.16
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.16	0.18	0.09		0.11	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.14	1.70	(0.10)		2.80	1.32	(2.60)
Total Income (Loss) From Operations	2.30	1.88	(0.01)		2.91	1.41	(2.55)
Less Distributions From:
Net Investment Income	(0.17)	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)
Total Distributions	(0.17)	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)
Net Asset Value, End of Period	$14.43	$12.30	$10.59		$10.70	$7.90	$6.57

Total Return(b)	18.74%	18.07%	0.06%		36.96%	21.47%	(27.72)%
Net Assets, End of Period (000’s)	$126,891	$72,487	$48,974		$127,968	$99,057	$62,938
Ratios to Average Net Assets
Gross Expense	1.09%	1.32%	1.16	%(c)	0.96%	1.07%	1.61%
Net Expenses(d)	0.25%	0.25%	0.25	%(c)	0.25%	0.25%	0.75%
Net Investment Income (Loss)	1.17%	1.60%	1.17	%(c)	1.18%	1.14%	0.81%
Portfolio Turnover Rate	47%	42%	10%		48%	84%	205%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Small-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	92

Wilmington Funds

April 30, 2014

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 17 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Growth Fund (“Large-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.
Wilmington Large-Cap Strategy Fund*(“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.
Wilmington Large-Cap Value Fund (“Large-Cap Value Fund”)(d)	The Fund seeks to provide long-term capital appreciation and secondarily, current income.
Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.
Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.
Wilmington Small-Cap Strategy Fund*(“Small-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

On April 13, 2013, Class C shares of the Small-Cap Growth Fund were terminated after the conversion to Class A of the Fund.

On April 13, 2013, Class A shares of the Large-Cap Strategy Fund were terminated after the conversion to Class I of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”); and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2014, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based

ANNUAL REPORT / April 30, 2014

93	NOTES TO FINANCIAL STATEMENTS (continued)

on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

		Fair Value of
		Non-cash	Cash
	Repurchase	Collateral	Collateral
Fund/Counterparty	Agreements	Received	Received	Net Amount(1)
Large-Cap Growth Fund
Deutsche Bank Securities, Inc.	$ 836,290	$ 836,290	$—	$—
	$ 836,290	$ 836,290	$—	$—
Large-Cap Strategy Fund
Barclays Capital	$ 249,297	$ 249,297	$—	$—
Citigroup Global Markets, Inc.	1,184,182	1,184,182	—	—
HSBC Securities USA, Inc.	1,184,182	1,184,182	—	—
RBS Securities, Inc.	1,184,182	1,184,182	—	—
TD Securities (USA) LLC	1,184,182	1,184,182	—	—
	$ 4,986,025	$ 4,986,025	$—	$—
Mid-Cap Growth Fund
Citigroup Global Markets, Inc.	$ 6,854,042	$ 6,854,042	$—	$—
Daiwa Capital Markets America	6,854,042	6,854,042	—	—
HSBC Securities USA, Inc.	6,854,042	6,854,042	—	—
Nomura Securities International, Inc.	1,442,919	1,442,919	—	—
RBS Securities, Inc.	6,854,042	6,854,042	—	—
	$28,859,087	$28,859,087	$—	$—
Small-Cap Growth Fund
Citigroup Global Markets, Inc.	$ 1,808,042	$ 1,808,042	$—	$—
Daiwa Capital Markets America	1,808,042	1,808,042	—	—
HSBC Securities USA, Inc.	1,808,042	1,808,042	—	—
Nomura Securities International, Inc.	380,630	380,630	—	—
RBS Securities, Inc.	1,808,042	1,808,042	—	—
	$ 7,612,798	$ 7,612,798	$—	$—

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	94

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Small-Cap Strategy Fund
Barclays Capital	$ 808,312	$ 808,312	$—	$—
Citigroup Global Markets, Inc.	3,836,355	3,836,355	—	—
HSBC Securities USA, Inc.	3,836,355	3,836,355	—	—
RBS Securities, Inc.	3,836,355	3,836,355	—	—
TD Securities (USA) LLC	3,836,355	3,836,355	—	—

	$16,153,732	$16,153,732	$—	$—

(1) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds (except Large-Cap Strategy Fund and Small-Cap Strategy Fund) offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
Large-Cap Growth Fund	Annually	Annually
Large-Cap Strategy Fund	Quarterly	Quarterly
Large-Cap Value Fund	Quarterly	Quarterly
Mid-Cap Growth Fund	Annually	Annually
Small-Cap Growth Fund	Annually	Annually
Small-Cap Strategy Fund	Quarterly	Quarterly

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and

ANNUAL REPORT / April 30, 2014

95	NOTES TO FINANCIAL STATEMENTS (continued)

any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts received and create one single net payment due to or from the Fund.

At April 30, 2014, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Growth Fund	$ 815,189	$ 815,189	$—
Large-Cap Strategy Fund	4,730,001	4,730,001	—
Mid-Cap Growth Fund	28,177,954	28,177,954	—
Small-Cap Growth Fund	7,457,211	7,457,211	—
Small-Cap Strategy Fund	15,739,643	15,739,643	—

(1) Collateral with a value of $836,290, $4,986,025, $28,859,087, $7,612,798 and $16,153,732, respectively, has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses, the “mark-to-market” of certain passive foreign investment companies (PFICs), losses deferred due to wash sales, and utilization of earning and profits distributed to shareholders on redemption of shares. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2013, 2012, and 2011, as well as the current year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Growth Fund	$10,882,474	$ (28,309)	$(10,854,165)
Large-Cap Strategy Fund	—	(864)	864
Large-Cap Value Fund	19,020,574	(271,717)	(18,748,857)
Mid-Cap Growth Fund	(676,270)	676,270	—
Small-Cap Growth Fund	(193,452)	327,452	(134,000)
Small-Cap Strategy Fund	—	40,101	(40,101)

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	96

The tax character of distributions for the corresponding years as reported on the Statements of Changes in Net Assets were as follows:

		2014		2013
	Return of	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Capital	Income*	Capital Gains	Income*	Capital Gains
Large-Cap Growth Fund	$—	$342,029	$3,464,950	$84,985	$7,366,066
Large-Cap Strategy Fund	—	6,931,023	—	7,319,491	—
Large-Cap Value Fund	—	1,629,749	—	1,799,220	—
Mid-Cap Growth Fund	—	—	12,594,746	—	11,276,386
Small-Cap Growth Fund	—	—	134,000	757,676	—
Small-Cap Strategy Fund	—	1,238,125	—	763,725	—

     *     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed/			Late Year	Other	Capital Loss
	(Over Distributed)	Undistributed	Unrealized	Ordinary	Timing	Carryforwards
Fund	Ordinary Income	Long-Term Capital Gains	Appreciation	Deferrals	Differences	and Deferrals
Large-Cap Growth Fund	$ —	$ 2,846,323	$10,227,535	$—	$—	$(11,416,707)
Large-Cap Strategy
Fund	455,206	12,685,749	139,797,545	—	—	—
Large-Cap Value Fund	—	—	4,319,424	—	—	(2,410,313)
Mid-Cap Growth Fund	—	17,570,880	101,100,969	(327,157)	—	(14,400,526)
Small-Cap Growth Fund	—	5,353,233	25,334,659	(301,593)	—	(5,470,005)
Small-Cap Strategy
Fund	142,143	1,628,136	18,545,795	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2014, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				Short-Term	Long-Term	Total Capital
	Capital Loss Available Through			Post-Effective	Post-Effective	Loss
Fund	2016	2017	2018	No Expiration	No Expiration	Carryforwards
Large-Cap Growth Fund	7,611,138	3,805,569	$—	$—	$—	11,416,707
Large-Cap Value Fund	1,333,381	666,690	410,242	—	—	2,410,313
Mid-Cap Growth Fund	—	13,039,596	1,360,930	—	—	14,400,526
Small-Cap Growth Fund	3,646,670	1,823,335	—	—	—	5,470,005

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2014:

Capital Loss
Carryforwards
Fund	Used
Large-Cap Growth Fund	$ 3,805,569
Large-Cap Strategy Fund	38,402,939
Large-Cap Value Fund	5,708,921
Mid-Cap Growth Fund	3,259,899
Small-Cap Growth Fund	22,327,433
Small-Cap Strategy Fund	12,806,893

ANNUAL REPORT / April 30, 2014

97	NOTES TO FINANCIAL STATEMENTS (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2014 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Losses	Long-Term Post-October/ Late Year Losses
Mid-Cap Growth Fund	327,157	—	—
Small-Cap Growth Fund	301,593	—	—

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Growth Fund	0.85%
Large-Cap Strategy Fund	0.50%
Large-Cap Value Fund	0.70%
Mid-Cap Growth Fund	0.85%
Small-Cap Growth Fund	0.85%
Small-Cap Strategy Fund	0.55%

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2014, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
Fund	Class A	Class I
Large-Cap Growth Fund	1.42%	1.04%
Large-Cap Strategy Fund	N/A	0.25%
Large-Cap Value Fund	1.32%	1.04%
Mid-Cap Growth Fund	1.24%	1.08%
Small-Cap Growth Fund	1.47%	1.25%
Small-Cap Strategy Fund	N/A	0.25%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	98

On September 30, 2013, the Board of Trustees voted to change the fee schedule for WFMC. Prior to October 1, 2013, these services were provided for an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the period ended April 30, 2014, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Large-Cap Growth Fund	$39,808
Large-Cap Value Fund	11,503
Mid-Cap Growth Fund	95,913
Small-Cap Growth Fund	36,793

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2014, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Large-Cap Growth Fund	$ 5,923
Large-Cap Value Fund	2,542
Mid-Cap Growth Fund	14,541
Small-Cap Growth Fund	6,713

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Large-Cap Growth Fund	$31,116
Large-Cap Value Fund	101,260
Mid-Cap Growth Fund	352,441
Small-Cap Growth Fund	123,542

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

ANNUAL REPORT / April 30, 2014

99	NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2014 are as follows:

	Balance of			Balance of
	Shares Held	Purchases/	Sales/	Shares Held	Value at	Dividend	Realized
Affiliated Security Name	4/30/2013	Additions	Reductions	4/30/2014	4/30/2014	Income	Gain/(Loss)
Large-Cap Strategy Fund:
M&T Bank Corp.	3,410	—	1,800	1,610	$196,436	$9,548	$43,169

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2014 were as follows:

Fund	Commissions
Large-Cap Growth Fund	$8,642
Large-Cap Strategy Fund	57,756
Large-Cap Value Fund	51,178
Small-Cap Growth Fund	236,863
Small-Cap Strategy Fund	74,682

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations U.S. Government Securities, and in-kind transactions, for the year ended April 30, 2014 were as follows:

	Investments
Fund	Purchases	Sales
Large-Cap Growth Fund	$5,578,371	$59,618,584
Large-Cap Strategy Fund	115,218,950	183,599,773
Large-Cap Value Fund	14,632,425	138,309,920
Mid-Cap Growth Fund	139,767,448	108,498,160
Small-Cap Growth Fund	49,124,457	130,319,839
Small-Cap Strategy Fund	91,124,781	50,537,902

6.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion through March 10, 2014. Effective March 11, 2014, the LOC included a commitment fee of 0.10% per annum on the daily unused portion. The termination date of this LOC is March 9, 2015. The Funds did not utilize the LOC for the year ended April 30, 2014.

7.	LEGAL PROCEEDINGS

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. For example, certain creditors of Tribune Co., which has recently emerged from bankruptcy, have filed actions against former Tribune shareholders, (collectively, the “Lawsuits”) who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These creditor plaintiffs seek the return of all proceeds received by the former Tribune shareholders. The Tribune-related actions are currently pending in the U.S. District Court for the Southern District of New York in a Multi-District Litigation (“MDL”). There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund and the Mid-Cap Growth Fund. The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. Although management currently believes that the resolution of the claims against the Funds, individually or in the aggregate, will not have a materially adverse impact on the Funds’ financial positions, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters could change in the future.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	100

Litigation counsel to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund arising from the Lawsuits. Until the Large-Cap Strategy Fund and the Mid-Cap Growth Fund can do so, no reduction of their net asset values will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 0.5% of each of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund’s net asset value at this time. Neither the Large-Cap Strategy Fund nor the Mid-Cap Growth Fund can predict what their size might be at the time that the cost of the Lawsuits might be quantifiable and thus potentially deducted from their net asset value. Therefore, at this time, those buying or redeeming shares of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund will pay or receive, as the case may be, a price based on net asset value of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund, with no adjustment relating to the Lawsuits. The attorneys’ fees and costs relating to the Lawsuits will be taken as expenses by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund as incurred and in a manner similar to any other expense incurred by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund.

8.	SUBSEQUENT EVENTS

On May 22, 2014, WFMC and WTIA, recommended, and the Trustees approved the liquidation of the Large-Cap Growth Fund and the Large-Cap Value Fund. Effective upon the close of business of the New York Stock Exchange on May 22, 2014, the Large-Cap Growth Fund and the Large-Cap Value Fund no longer accepted purchase orders of any kind. On June 20, 2014, the liquidation date, each Fund made a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the respective Fund in complete redemption and cancellation of the fund’s shares held by each remaining shareholder, and then dissolved.

9.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2014, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Growth Fund	100.00%
Large-Cap Strategy Fund	99.68%
Large-Cap Value Fund	43.00%
Small-Cap Strategy Fund	59.74%

For the year ended April 30, 2014, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Growth Fund	100.00%
Large-Cap Strategy Fund	100.00%
Large-Cap Value Fund	52.73%
Small-Cap Strategy Fund	62.33%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2014

101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2014

April 30, 2014 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	102

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA*	Principal Occupations: President of WTIA.
Birth date: 4/64
TRUSTEE	Other Directorships Held: None.
Began serving: March 2012
Previous Positions: President of Wilmington Trust Investment Managements (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).
Robert J. Truesdell* Birth date: 11/55 TRUSTEE	Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.
Began serving: December 2012	Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

  *     R. Samuel Fraundorf is “interested” due to positions he holds with WTIA. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30, 2014 (unaudited)

103	BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Joseph J. Castiglia Birth date: 7/34	Principal Occupations: Private Investor, Consultant and Community Volunteer.
CHAIRMAN AND TRUSTEE Began serving: February 1988	Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present).
TRUSTEE
Began serving: March 2012	Other Directorships Held: First Potomac Realty Trust (real estate investment trust).
William H. Cowie, Jr.	Principal Occupations: Retired.
Birth date: 1/31
TRUSTEE Began serving: September 2003	Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: CFO, Pencor Inc. (environmental project development); Vice Chairman of Signet Banking Corp.
John S. Cramer Birth date: 2/42	Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).
TRUSTEE
Began serving: December 2000	Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).
Daniel R. Gernatt, Jr. Birth date: 7/40	Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).
TRUSTEE
Began serving: February 1988	Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	104

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth date: 3/43 TRUSTEE Began serving: March 2012	Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Richard B. Seidel Birth date: 4/41 TRUSTEE	Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (1/96 to present); Chairman and Director, Girard Capital (broker-dealer) (1/10 to present).
Began serving: September 2003	Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).
OFFICERS
Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007	Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.
Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013	Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

ANNUAL REPORT / April 30, 2014 (unaudited)

105	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012

Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

April 30, 2014 (unaudited) / ANNUAL REPORT

106

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

/ April 30, 2014

107

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2014 /

108

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

/ April 30, 2014

[This Page Intentionally Left Blank]

WILMINGTON
FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

WT-AR-EQ-0414

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Investment Advisor Custodian Wilmington Funds Management Corp. The Bank of New York Mellon 1100 North Market Street One Wall Street Wilmington, DE 19890 New York, NY 10286 Sub-Advisor Distributor Wilmington Trust Investment Advisors ALPS Distributors, Inc. 111 South Calvert Street 26th Floor 1290 Broadway, Suite 1100 Baltimore, MD 21202 Denver, CO 80203 Co-Administrator Fund Accountant, Co-Administrator, Transfer Agent Wilmington Funds Management Corp. and Dividend Disbursing Agent 1100 North Market Street BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19890 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103

WILMINGTON TRUST

April 30, 2014

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Multi-Manager Alternatives Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Multi-Manager International Fund (“International Fund”)

Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”), formerly Wilmington Rock Maple Alternatives Fund

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)

Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)

Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of Wilmington Funds (the Trust). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2013, through April 30, 2014. Inside, you will find a discussion of the factors impacting each fund’s performance during the reporting period, as well as a complete listing of each fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets over the 12-month reporting period.

The Economy

Compared to other animals, humans have an unparalleled ability to see what we wish to see. The tendency to interpret facts to suit our opinions is magnified in the financial arena. Most of the time economic data provides plenty of fodder for both bulls and bears.

We see enough positive news to argue that good times are about to roll ....

•

Despite weather-driven speed bumps in January and February, U.S. nonfarm payrolls expanded by 2.37 million jobs in the year ended April 2014 – the strongest gain since the period ended April 2006. April 2014 hiring came in unexpectedly robust, with job growth of 288,000, the highest since January 2012. Payrolls rose an average of 202,000 per month over the last six months, and by the end of April 2014, had recovered to within 113,000 jobs of the all-time high set in January 2008.

•

Inflation remains under control. The Consumer Price Index for April 2014 was up 2.0% from a year earlier – the biggest year-over-year increase since July 2013 but below the 20-year average of 2.4%. Meanwhile, core CPI – excluding the volatile food and energy categories – was up 1.8% in April 2014, only slightly above the reading in previous months and also lower than the long-run average of 2.2%.

•

While retail sales came in below expectations in April 2014, strong February and March numbers suggest consumers have come out of hibernation. Job growth and the “wealth effect” from stock returns have set the stage for spending growth.

... and sufficient worrisome news to justify caution.

•

New-home sales have plummeted so far this year, while sales of existing homes have trended lower since last summer, even taking into account seasonal adjustments. Lenders have become more accommodating, yet credit remains fairly tight, as does the supply of homes.

•

Two popular measures of consumer confidence, indices maintained by the Conference Board[i] and the University of Michiganii, have diverged somewhat in recent months. However, both indices report confidence fairly close to levels seen last summer despite improvements in the labor market, excellent stock returns, and an expanding economy. The early-May reading of the University of Michigan surveyii saw a 2.7% decline from April 2014 levels, while the consensus projected a 3.3% increase. One number does not a trend make, but the University of Michigan data can only be called disappointing.

ihttp://www.conference-board.org

iihttp://www.sca.isr.umich.edu

Many of the recent problems stem directly from the harsh winter weather we have endured which pushed first quarter GDP down by 1%. We expect that a rebound from this will take place in the second quarter which should be followed by a resumption of modest growth rates in the 2.5 to 3.0% range. Given this outlook, we expect to see stocks outperform bonds but fears of a major rise in interest rates are also probably overblown.

The Bond Markets

In the year ended April 30, the Barclays U.S. Aggregate Bond Index1 delivered a -0.26% return, with the majority of the bond market performing at a lackluster level. Blame Treasuries for the Aggregate Bond Index’s negative return, as the Barclays U.S. Treasury Bond Index2 returned -1.59% for the year ended April. In contrast, Barclays indices for mortgage-backed, corporate, and municipal bonds all managed positive returns, albeit below 0.60%.

While the statements above are unequivocally accurate, investors who stop at the raw numbers will miss a big part of the picture – bond investors suffered their pain in 2013; so far, 2014 has proven friendlier.

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

The 10-year Treasury bond yielded 1.70% at the end of April 2013 and ended the year at 3.04%. By the end of April 2014, the T-bond yield had fallen to 2.67%, and as of May 28th it yielded 2.44%. Corporate bonds have traced similar, if less steep, paths. These yields reflect a solid recovery this year, which in turn tells us that the Federal Reserve’s tapering of bond purchases hasn’t had the deleterious effect some pundits projected.

On April 30, the Federal Reserve (the “Fed”) Open Market Committee reduced its monthly bond purchases another $10 billion to $45 billion, down from $85 billion for most of last year. At this pace, the Fed may stop buying bonds before the end of 2014. While new Fed Chair Janet Yellen shocked the market in March when she said the Fed could start raising interest rates just six months after the end of quantitative easing3, subsequent statements suggest the central bank hasn’t set a hard target.

In recent months, the Fed has signaled expectations roughly in line with the consensus, which suggests the federal funds rate won’t rise until the second half of 2015. “Doves” continue to call the shots at the Fed, and it’s tough to predict how markets would react if the bankers changed their tone.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain Barclays Indices performed as follows4:

Barclays U.S. Aggregate Bond Index	Barclays U.S. U.S. Treasury Bond Index	Barclays U.S. Mortgage-Backed Securities Index[5]	Barclays U.S. Credit Bond Index[6]	Barclays Municipal Bond Index[7]

-0.26%	-1.59%	0.59%	0.41%	0.50%

The Stock Markets

Few investors who owned a diversified stock portfolio at the start of last May and held it through the end of April 2014 should complain. The S&P 500 Index8 of large-cap stocks returned 20.44% during that 12-month period. Most segments of the U.S. stock market shared in the wealth, with the small-cap Russell 2000 Index9 returning 20.50%.

Among large-cap stocks, growth slightly outperformed value. Smaller stocks showed more of a growth bias (Russell 2000 Growth Index10 up 21.46% versus 19.61% for the Russell 2000 Value Index11). But when your lagging group manages an annual return of more than 19%, you’ve enjoyed a good year.

Even foreign stocks provided investors with solid gains – at least in developed markets. The MSCI All Country World ex-US Index12 returned 9.76% over the last year, while the MSCI EAFE (Europe, Australasia, Far East) Index13 of large-cap and midcap stocks from developed markets returned 13.35%. However, the MSCI Emerging Markets Index14 delivered a -1.84% return.

Most of the stock gains racked up in the 12 months ended April 2014 came during the last eight months of 2013. The S&P 500 managed to set eight new all-time closing highs during the first four months of 2014, yet exited April up less than 3% from its level at the end of 2013. The sluggishness during this period has probably contributed to weakness in both consumer and investor sentiment.

The American Association of Individual Investors Sentiment Survey for the week ending May 21st, 2014, found 43% of investors neutral on the stock market, well above the long-run average of 31%. While bullishness has risen and bearishness fallen in recent weeks, percentages for both extremes remain below typical levels. The unusually large number of “neutrals” bespeaks a lack of confidence in the market, feelings not unexpected given lackluster year-to-date returns.

With the U.S. stock market looking for leadership, investors should keep an eye out for groups making strong moves. A large pack of investors uncertain about the market’s direction can quickly transform into a stampede – in any direction.

For the 12-month reporting period May 1, 2013 through April 30, 2014, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[15]	NASDAQ Composite Index[16]	MSCI All Country World ex-US (Net) Index

20.44%	14.44%	25.20%	9.76%

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

The Trust, with assets of $12.5 billion as of April 30, 2014, gives investors access to every major asset class and sector. Whether you are looking to pay for a comfortable retirement, fund a child’s higher education, pursue tax-free income17, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility, and professional management you need.18

Sincerely,

Sam Guerrieri

President

May 28, 2014

For more complete information, please download the Funds’ prospectus, which is available on wilmingtonfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

2.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3.	Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity loss

4.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

7.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made directly in an index.

10.	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

11.	The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.

12.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

13.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed

PRESIDENT’S MESSAGE / April 30, 2014 (unaudited)

markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.

14.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index.

15.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

16.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

17.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

18.	Diversification does not assure a profit nor protect against loss.

April 30, 2014 (unaudited) / PRESIDENT’S MESSAGE

[This Page Intentionally Left Blank]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of 10.53%* for Class A shares and 10.73%* for Class I shares, versus its benchmark, the Morgan Stanley Capital International – All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US)** which had a total return of 9.76%. The appreciation of the U.S. Dollar detracted 0.50%, as the MSCI ACWI ex-US in local currency terms, returned 10.26%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the U.S. On a net-of-fees basis, overall manager selection had a meaningful positive effect and overall tactical asset allocation decisions had no material impact on the Fund’s relative returns.

On a global level, the greatest single contributor to the world ex-U.S. performance during the period was economic growth in the world’s largest economy, the U.S. However, in many markets local economic and political conditions were prevailing influences.

It is notable that developed countries significantly outperformed emerging markets during the period. The MSCI World ex-US Index (Net, USD), a proxy for developed country large/mid cap equity returns, returned 13.1% in U.S. Dollar terms, while the MSCI Emerging Markets Index (Net, USD) lost 1.8%. Moreover, within each group, developed and emerging, there was significant variation across markets, as local conditions were varied.

Within developed countries, there were two significant trends during the period. The first trend was the substantial recovery of Italian and Spanish equity markets, mirrored to a lesser degree in northern European markets. The second trend was a slight retrenchment of Japanese performance after a strong surge in equity prices during the prior period of May 2012-April 2013.

Italy produced an equity return of 38.9% while Spain produced an equity return of 36.0%. The backdrop for these strong equity returns is a significant economic recovery after several years of sharp fiscal austerity related to the Eurozone debt crisis. In particular, Spain has seen some recovery in its struggling housing market and in its banking sector.

To a significant degree, the recovery in the Italian and Spanish equity markets has been assisted through the actual and implied supports offered by the European Central Bank (ECB). Clearly, the ECB’s actions have had impacts on European bond markets, as yields for Italian and Spanish sovereign bonds have returned to levels last seen before the Eurozone debt crisis.

Through intra-European Union trade and financial linkages, Italian and Spanish economic recovery benefitted the economies and equity markets of France and Germany, with whom they share the Euro currency. Moreover, pro-business German Chancellor Angela Merkel was re-elected in September 2013, while socialist French president Francois Hollande softened his anti-business policies in response to a March 2014 loss of seats in local elections. Germany returned 26.9%, and France returned 25.5% during the period.

The UK returned 18.4% during the reporting period. Its performance may have matched that of Germany or France except for the impact of weak commodities prices on some of the large commodities producers listed on their market and concerns about the possible outcome of a forthcoming Scottish referendum on independence from the UK also played a role.

The Japanese equity market lost 3.7% during the period. In the six months prior to the current reporting period, the Japanese equity market surged on news of the election of Shinzo Abe as Prime Minister and the announcement of quantitative easing and a weak-Yen policy, aimed at supporting exporter competitiveness. Subsequently, during the current reporting period, Japanese equity market attention turned toward the increasing of consumption taxes, in order to raise new revenues to reduce the government’s large fiscal deficits. The specter of higher taxes stopped the boom in equities and led to slight retrenchment. Additionally, as a result of the Russia-Ukraine conflict, capital flowed into the Yen- considered a “safe haven” currency, preventing further beneficial depreciation. Looking forward, Japanese equity markets are confronted by a number of tough challenges, namely poor demographics, high debt, and a potential maritime conflict with China.

The significant recent underperformance of emerging markets is due in part to the increase in U.S. long-term interest rates following the Fed’s May 2013 pre-announcement of potential tapering. Higher U.S. interest rates, plus a booming U.S. equities market, prompted outflows of capital from many emerging markets. This adversely impacted emerging market returns in local currency terms. Moreover, such outflows led to currency devaluations, which further adversely impacted returns in U.S. Dollar terms.

Two of the most adversely impacted countries included Brazil, which lost 11.3% during the period, and India, which managed to eke out a positive 1.3% after an intra-period plunge. It is notable that toward the end of the reporting period, both countries were facing nationwide elections. In the case of India, it appeared that a pro-business candidate, Marenda Modi, would become prime minister, while in the case of Brazil the current socialist president, Dilma Rousseff, would be re-elected.

Another factor impacting the adverse performance of emerging markets was the Russia-Ukraine conflict, which erupted during the first quarter of 2014. Although Russian equities market performance had already been deteriorating in 2013, it significantly worsened during the first quarter of 2014 as a consequence of the conflict. For the entirety of the reporting period, Russia lost 14.3%.

The Chinese equities market lost 1.3% during the period. While the new government appears to act decisively in response to short-term crises, such as recent defaults among non-bank lenders, its long-term economic policy priorities remain murky. There is widespread distrust of the accuracy of Chinese official data reporting. Moreover, the Chinese government seems pre-occupied with non-economic issues, such as maritime claims in the East and South China Seas. Chinese companies are finding it difficult to make long-term investment decisions under such conditions of uncertainty.

It is tempting to describe the relatively weak performance of China and some other emerging markets during the reporting period as an

April 30, 2014 (unaudited) / ANNUAL REPORT

aberration in a long-run trend. After all, emerging markets have higher GDP growth rates than developed countries. However, the fact is that lackluster emerging market equity returns have been a persistent phenomenon. Over a trailing five year period, emerging markets returned 11.08% versus 13.45% for developed markets.

A likely explanation is structural: companies in many emerging markets face greater constraints than their developed-country counterparts in their efforts to expand profit margins. Labor markets in many emerging markets have tightened, placing significant pressure on wages. Moreover, infrastructure building – highways, ports, airports, power plants, water systems – has not kept pace with business and consumer demand. While businesses in developed countries are perfecting highly-automated “just-in-time”, their counterparts in emerging markets are often struggling to obtain raw materials on-time, keep the power on, and deliver products on-time to their customers.

Among emerging markets, there are two countries where infrastructure is closer to the standards prevailing in developed markets: Korea and Taiwan. Were it not for some technical characteristics of their stock exchanges and securities regulation, MSCI would label them as “developed”. Indeed, both countries posted significant equity returns during the reporting period, partly on the strength of U.S. demand for electronic components and products. Korea posted a 9.46% return and Taiwan a 7.46% return.

The Fund allocates assets between developed and emerging markets based on the advice by Wilmington Trust Investment Advisors Investment Strategy Team’s tactical asset allocation recommendations. At the end of the period had a 72% allocation to developed large-cap countries, 12% to developed small-cap countries, and 16% allocation to emerging markets. This allocation was in place for the last eight months of the period. In addition, the current allocation to developed large-cap countries was 50% value and 50% growth. At the start of the period, the Fund’s assets represented a 67% allocation to developed large-cap countries (50% value / 50% growth), 0% to developed small-cap countries, and 33% allocation to emerging markets. This starting allocation was in place for the first four months of the period. The Fund’s overweight allocation to emerging markets during the first four months of the period had a negative effect as noted above by the large difference in returns between developed countries and emerging markets. The tactical allocation to developed country small-cap equities, not represented in the Fund’s benchmark index, and underweight allocation to emerging markets both had a positive effect in the last eight months of the period. In total, there was no material impact on the Fund’s excess returns from these various tactical asset allocation recommendations.

On October 15, 2013, the Fund added Oberweis Asset Management, Inc. (“Oberweis”) as a new sub-advisor managing a portfolio of developed country small-cap equities. Oberweis actively selects stocks by exploiting the inefficiency regarding ‘Post-Earnings Announcement Drift’, whereby investors systematically under-react to changes in company business fundamentals when these changes are contrary to their existing prior beliefs. This drift results in stock prices continuing to drift for a long period (9 to 12 months) after the earnings surprise announcement. Their portfolio will usually have 70-85 individual positions, and the active share is generally greater than 90.

As of the fiscal year end, the Fund currently had a sub-advisor lineup consisting of the following asset managers: Baring International Investment Limited (“Barings”), Dimensional Fund

Advisors LP (“DFA”), LSV Asset Management (“LSV”), Northern Cross LLC, Oberweis, Parametric Portfolio Associates LLC (“Parametric”), and Wilmington Trust Investment Advisors, Inc. (“WTIA”). WTIA allocates assets of the Fund among the sub-advisors.

The developed country large-cap growth portfolio managed by Northern Cross outperformed the MSCI World ex-US Growth Index (Net, USD). Most of the relative positive attribution was a result of their persistent large underweight allocation to Japan, the worst-performing developed country, and not owning any names in Australia, the second worst-performing developed country. They also experienced strong positive stock selection in European financials such as Intesa Sanpaolo, AXA, BBVA, and Lloyds.

The emerging markets portfolio managed by Parametric outperformed the MSCI Emerging Markets Index (Net, USD). The main positive drivers in explaining their relative results were their structural underweight to Brazil, investments in non-benchmark countries such as the United Arab Emirates and Qatar, and their overweight allocation to Poland. Their underweight allocations to Korea and Taiwan had the most meaningful negative influence on relative returns.

The developed country large-cap value portfolio managed by DFA outperformed the MSCI World ex-US Value Index (Net, USD). Their portfolio’s relative performance was driven primarily by the specific industries and countries owned as a result of their portfolio construction process. At the sector level, the portfolio’s emphasis on deep value stocks in financials and consumer discretionary contributed positively to relative performance. The exclusion of real estate investment trusts from the portfolio also positively contributed to relative performance. From a country perspective, overweight allocation in France and the Netherlands had a positive impact. However, an underweight allocation in Spain, one of the best-performing countries over the last 12 months, was one of the few negative contributors to relative performance.

Since Oberweis was added to the Fund in October, their portfolio outperformed the MSCI World ex-US Small-Cap Index (Net, USD). Looking at countries, they experienced strong positive stock selection within Japan, Denmark, Norway and Canada while experiencing weak stock selection in the U.K. From a sector perspective, the portfolio experienced strong positive stock selection within consumer discretionary, industrials, health care, and energy.

The developed country large-cap value portfolio managed by LSV was in line with the MSCI World ex-US Value Index (Net, USD). As they try to keep their portfolio both sector- and country-neutral, stock selection typically explains their relative results. Though they experienced strong stock selection in Japan, their relative returns were tempered by weak stock selection in consumer staples.

The developed country large-cap core portfolio managed by Barings trailed the MSCI World ex-US Index (Net, USD). The reasons for the relative underperformance were due to a mix of regional allocation and weak stock selection. They spent most of the year being substantially underweight the Pacific ex-Japan region, as they had concerns about the Australian economy. This decision had a positive influence, as the Australian market underperformed the international equity market. However, their underweight position in Continental Europe was detrimental to relative performance as they owned

ANNUAL REPORT / April 30, 2014 (unaudited)

very few names in some of the best-performing countries in the region such as Spain and Italy. Finally, their lack of ownership of many of the best-performing industrials also was a key factor in explaining their results.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.49%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI EAFE Index (Europe, Australasia, Far East) (Net, USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

MSCI Emerging Markets Index (Net, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex-US Index (Net, USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. market. The MSCI World ex-US Index consisted of 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World ex-US Growth and Value Indices (Net, USD) are free float-adjusted market capitalization weighted indices that are designed to measure the equity market performance of developed markets excluding the U.S. market. MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics including forward looking variables. The objective of the index design is to divide constituents of the MSCI World ex-US Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

The MSCI ACWI ex US Small Cap Index captures small cap representation across 23 of 24 Developed Markets countries (excluding the US) and 21 Emerging Markets countries*. With 4,168 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. The International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND — CLASS A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager International Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the MSCI ACWI ex-US.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	4.49%
5 Years	10.74%
Start of Performance (12/19/05)	2.98%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.81%
After Waivers	1.51%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND — CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager International Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Morgan Stanley Capital International All Country World Index ex-US (Net, USD) (“MSCI ACWI ex-US”).2

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	10.73%
5 Years	12.21%
10 Years	6.49%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.56%
After Waivers	1.38%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Multi-Manager Alternatives Fund (the “Fund”) had a total return of 2.74%* for Class A Shares and 3.01%* for Class I Shares, versus its benchmark, the HFRX Global Hedge Fund Index**, which had a total return of 3.23%.

Fund Highlights

The Fund’s performance met objectives relative to the benchmark and the expectations of the portfolio management team. Manager cross correlation was low and return attribution was well diversified from both a strategic and geographic standpoint. The Fund’s annualized volatility for the fiscal year was 3.06%, the realized beta to S&P 500 was 0.16, and the realized correlation to the Barclays US Aggregate was 0.00.

Performance by Strategy

Long/short equity was the largest contributor to the Fund’s performance. Calypso Capital Management, LP (Calypso), our European manager was again the best performer in the Fund. The manager skillfully rotated into consumer-sensitive names in Southern Europe as it became clear that the European Central Band (ECB) was willing to take increasingly pro-active measures to ensure the stability of sovereign finances and foster growth. TIG Advisors, LLC (TIG) also posted strong gains for the year, primarily from idiosyncratic trades in smaller names in broadcasting and technology. Madison Street Partners, LLC (Madison) performance was buoyed by an advancing US equities market, where the manager skillfully moved net and gross exposure to damper volatility and reduce beta. The only long-short manager to detract from performance during the year was ADAR Investment Management, LLC (ADAR). Performance was down very modestly due largely to losses on a single position, Tower Group International. The firm was a specialty insurer who received a negative opinion on their reserves while in the process of re-domiciling in Bermuda. In April, we added Loeb King Capital Management (Loeb King) as a sub-advisor to the Fund. They manage a concentrated global catalyst driven long/short equity strategy that uses position level hedging (including options) to reduce risk. Since funding the strategy has contributed positively to performance. During the year, the Fund ended its sub-advisory relationship with ADAR and Madison.

Our event driven strategy, accessed through the Arbitrage Fund, posted modest gains. Over the last twelve months we have seen a large uptick in deal activity, especially hostile deals and those with topping bids, which act as a tail-wind to the strategy. At the same time, the low-levels of implied volatility reduced hedging costs on the options portfolio.

Our corporate credit strategies contributed positively to returns. Both allocations remain focused on short-duration high yield credit. Acuity Capital Management, LLC (Acuity) continues to invest primarily in credits from smaller high yield issuers where they expect the bonds to be called or refinanced in the near term. The strategy generates substantial current income and the price appreciation from calls and spread compression adds to total return. The allocation to the Osterweis Strategic Income Fund also contributed to performance as they continued to exploit the technical cheapness of near-maturity bonds due to selling pressure from benchmark driven, long-only money managers.

Options arbitrage, managed by Parametric Risk Advisers, detracted modestly from performance. Over the year, S&P equity volatility both implied and realized traded at historic norms. While the structural inefficiency that manager exploits persisted (namely that investors over pay for implied volatility relative to the realized volatility they experience), the nearly uni-directional move up in the S&P 500 outweighed this inefficiency. The strategy met management’s expectation for this market environment.

In September, P/E Global LLC (P/E Global) was added as a sub-advisor to the Fund. The manager trades currency futures using an adaptive systematic model that incorporates yield curve inputs. The global macro strategy has shown low correlation to the Fund’s other strategies and has acted to curb volatility meaningfully. Historically, the strategy has performed exceptionally well in equity market sell-offs, as shown in January of 2014. The strategy has detracted from performance since funding, as a result of its long-dollar positioning.

Commentary & Outlook

We remain constructive on both equity and credit markets. Despite an unusually cold winter, the US economy continued to grow and show modest job gains in the first quarter, while corporations posted stronger than expected results. Given corporate balance sheet’s sizable cash positions and divergent global growth, we expect corporate activity to remain strong supporting the event driven strategy. Much of the concern in 2014 year to date has focused on the risk posed by the Federal Reserve’s (the “Fed”) tapering its quantitative easing program. While the Fed had previously committed to not raising the Fed Funds rate until unemployment dipped below 6.5%, given the low levels of inflation, the Central Bank has dropped the threshold commitment, delaying the markets expectation of monetary policy “normalizing”. This, coupled with a demand for lower-risk yield generating assets by aging demographics should provide support to US Treasuries and credit products. As Central Banks adopt less interventionist policies towards the currency markets, we would expect our global macro strategy to outperform as markets revert to trading on fundamentals. We will continue to run the Fund with the aim of generating absolute returns without sensitivity to macro factors by being well diversified from an exposure and thematic standpoint.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.94%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

ANNUAL REPORT / April 30, 2014 (unaudited)

**

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (HFRX). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Beta is a measure of a portfolio’s volatility, or systematic risk, in comparison to the market as a whole. A beta below 1 indicates less volatility than the market; a higher beta indicates more volatility.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful.Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND — CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Alternatives Fund (Class A) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2014, compared to the HFRX Global Hedge Fund Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-2.94%
Start of Performance (1/12/12)	1.57%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	4.27%
After Waivers	3.11%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND — CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager Alternatives Fund (Class I) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2014, compared to the HFRX Global Hedge Fund Index.2

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	3.01%
Start of Performance (1/12/12)	4.36%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	4.02%
After Waivers	2.86%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of -3.46%* for Class A Shares and -3.20%* for Class I Shares, versus its benchmarks, the Barclays Capital World Government Inflation Linked Bond Index (hedged, USD) (Barclays World GILB Index)** and its Blended Index which had total returns of -4.86% and -2.35%, respectively.

The Blended Index is currently a mix of 50% Barclays World GILB Index, 35% S&P Developed Property Index**, and 15% Dow Jones-UBS Commodity Index (“DJUBSCI”)**. During this period, the Fund’s underlying managers and investments outperformed their individual benchmarks while tactical asset allocation decisions at the Fund level to underweight global inflation linked bonds (ILBs) and overweight real estate related securities were slightly negative over the course of the fiscal year, though positive since being first initiated during February 2013. One cannot invest directly in an index.

The Fund allocated 10% more than its blended benchmark to public real estate securities during the spring/summer of 2013 up until the end of August 2013 when the overweight was reduced to 5% and the difference re-invested in global ILB’s. The initial movement to real estate came in response to annualized real yields on ILB’s breaching the -0.2% level. Following a sell-off in the bond market that began in April 2013, the Fund began shifting some assets back to ILB’s as real-rates moved close to +0.4% at the end of August.

The Fund’s current weightings of 45% global ILB’s, 40% real estate related securities and 15% commodities reflecting a continued 5% overweight to real estate reflects our belief that a slowly growing economy, low interest rates, available financing and restrained inflation may benefit real estate to a greater extent than ILB’s or commodities.

Real yields on ILB’s rose during the fiscal year from -0.4% to +0.1% as measured by the Barclays World GILB Index with the bulk of the increase coming in May and June of 2013 following comments from Ben Bernanke on the likelihood of the Federal Reserve starting to wind down their latest quantitative easing program. The long average maturities of ILB’s are particularly sensitive to changes in overall interest rate levels and led to a -4.9% return during the fiscal year in that asset class. The Fund’s overall ILB allocation outperformed the index -4.6% vs. -4.8%. The portfolio of developed-and emerging-market ILBs managed by Pacific Investment Management Company (“PIMCO”) outperformed the Fund’s ILB benchmark during this time (-4.4% versus -4.9%) despite a structural allocation to emerging market ILBs which fell -7.8% as measured by the Barclays Emerging Market GILB Index (hedged, USD)** on rising real yields and capital flight from emerging markets. The portfolio of global, developed-market ILBs managed by HSBC Global Asset Management (“HSBC”) outperformed its benchmark during the period (-4.4% versus -4.9% for the Barclays World GILB Index).

Global real estate securities were down -1.5% during the fiscal year, measured by the S&P Developed Property Index, as real estate markets weighed the rise in interest rates against continued recovery in the operating characteristics of most properties. Performance was widely varied geographically led by Europe (+19.7%), the US (+0.6%)

and Asia-Pacific (-10.65%). The Fund’s overall real estate allocation outperformed the index -1.4% vs. -1.5%. The portfolio of global real estate securities managed by EII Realty Securities (“EII”) returned -1.2% during the period while the portfolio of global real estate securities managed by CBRE Clarion Securities (“CBRE”) also returned -1.2%. Both beat the index performance of -1.5% primarily due to holdings of cash in a down market.

Finally, commodities proved to be the best and only positive performer among the three asset classes for the fiscal year ending up +3.2% as measured by the DJUBSCI. Commodities had been solidly negative in 2013 before seeing significant jumps in early 2014 on a combination of supply disruptions that affected numerous commodities forcing spot prices, and index values, higher. The combination of declining central bank influence on markets as the Federal Reserve began to steadily remove quantitative easing and idiosyncratic performance among unrelated commodities has caused commodity allocations to resume their historical role as a diversifier for portfolios normally composed of financial assets.

The Fund’s overall commodity allocation outperformed the index +3.8% vs. +3.2%. The PIMCO CommoditiesPLUS Fund (the “PIMCO Fund”) was added at the start of the fiscal year and outpaced the DJUBSCI, returning +7.2% vs. +3.2%. The Credit Suisse Commodity Return Strategy Fund (the “Credit Suisse Fund”) trailed the DJUBSCI (+2.1% versus +3.2%). The Fund also had exposure to the Deutsche Bank Liquid Commodity Index-Optimum Yield Diversified (“DBLCIOY Diversified”) index** via holdings of the PowerShares DB Commodity Index Tracking Fund. During the period the Powershares Fund underperformed the DJUBSCI (+0.5% vs. +3.2%).

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -8.80%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Barclays Capital World Government Inflation-Linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest.

S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

Dow Jones - UBS Commodity Index Total Return is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index

ANNUAL REPORT / April 30, 2014 (unaudited)

plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Barclays Capital Emerging Market Government Inflation-Linked Bond Index measures the total return performance of inflation-linked bonds from the major emerging market countries. The index includes government debt, i.e. direct obligations of the state issuer, Quasi-government and corporate debt is not included in the index.

Deutsche Deutsche Bank Liquid Commodity Index-OptimumYield-Diversified Excess ReturnTM reflects the performance of a basket of futures contracts relating to 16 of the most heavily-traded and imported physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER REAL ASSET FUND — CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Real Asset Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the Barclays Capital World Government Inflation-Linked Bond Index (“BCWGILB”)2 and the Real Asset Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-8.80%
5 Years	7.19%
Start of Performance (12/19/05)	3.85%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.67%
After Waivers	1.39%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 50% BCWGILB, 35% S&P Developed Property Index and 15% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON MULTI-MANAGER REAL ASSET FUND — CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager Real Asset Fund (Class I) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the BCWGILB2 and the Real Asset Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-3.20%
5 Years	8.69%
10 Years	8.28%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.42%
After Waivers	1.14%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 50% BCWGILB, 35% S&P Developed Property Index and 15% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Strategic Allocation Conservative Fund (the “Fund”) returned 1.60%* for Class A Shares and 1.85%* for Class I Shares, versus its benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Conservative Blended Index**, which returned -0.26% and 2.28%, respectively.

The Wilmington Strategic Allocation Conservative Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Conservative Blended Index.

Over the past year, the Class I Shares underperformed the Conservative Blended Index by 0.43%. During the period, tactical decisions added approximately 0.6% to relative performance, with manager selection adding an additional 0.25%. Netting fees charged by the Fund and the various mutual funds employed by the Fund yielded a 0.43% underperformance for the fiscal year. During the year, the Fund faced an environment that witnessed the beginning of stimulus tapering by the Federal Reserve, continued reductions in the growth outlook for emerging markets, and questions of the sustainability of domestic growth in the face of tapering of quantitative easing. In this environment of tepid growth with low inflation, equities outperformed bonds and inflation hedges. The Fund benefitted from an overweight of equities funded principally from an underweight of inflation hedges and core bonds. Partially offsetting the benefits of this overweight to equities was an early overweight of emerging market equities, and a tactical position in emerging market debt. Emerging markets appeared attractively valued at the beginning of the fiscal year, but struggled in the face of downward growth revisions. The Fund exited the emerging market debt position, and trimmed the position in emerging market equities to a neutral weight over the course of the year.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -3.97%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND — CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Conservative Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Conservative Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	-3.97%
5 Years	5.99%
Start of Performance (12/19/05)	3.26%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.98%
After Waivers	1.53%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND — CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Conservative Fund (Class I) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the BCAB2 and the Conservative Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	1.85%
5 Years	7.45%
Start of Performance (12/19/05)	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.73%
After Waivers	1.28%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of 7.34%* for Class A Shares and 7.76%* for Class I Shares, versus its current benchmarks, the Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index, and the Moderate Blended Index**, which had total returns of 20.78%, -0.26%, and 7.72%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Moderate Blended Index.

Over the past year, the Class I Shares performed approximately in line with the Moderate Blended Index. During the period, tactical decisions added approximately 0.6% to relative performance, with manager selection adding an additional 0.9%. Netting fees charged by the Fund and the various mutual funds employed by the Fund yielded a modest outperformance for the fiscal year. During the year, the Fund faced an environment that witnessed the beginning of stimulus tapering by the Federal Reserve, continued reductions in the growth outlook for emerging markets, and questions of the sustainability of domestic growth in the face of tapering quantitative easing. In this environment of tepid growth with low inflation, equities outperformed bonds and inflation hedges, and the Fund benefitted from an overweight of equities funded principally from an underweight of inflation hedges and core bonds. Partially offsetting the benefits of this overweight to equities was an early overweight of emerging market equities, and a tactical position in emerging market debt. Emerging markets appeared attractively valued at the beginning of the fiscal year, but struggled in the face of downward growth revisions. The Fund exited the emerging market debt position, and moved to an underweight position in emerging market equities over the course of the year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.47%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged)Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND — CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Moderate Fund (Class A) (the “Fund”) from April 30, 2004 to April 30, 2014, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	1.47%
5 Years	9.34%
10 Years	3.69%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.18%
After Waivers	1.57%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND — Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Moderate Fund (Class I) (the “Fund”) from June 11, 2010 (start of performance) to April 30, 2014, compared to the BCAB2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	7.76%
Start of Performance (6/11/10)	8.72%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.93%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2014, Wilmington Strategic Allocation Aggressive Fund (the “Fund”) had a total return of 11.84%* for Class A Shares and 12.11%* for Class I Shares, versus its benchmarks, the Russell 3000 Index**, MSCI All Country World ex-US Investable Market Index**, and the Aggressive Blended Index**, which returned 20.78%, 10.16%, and 13.07%, respectively.

The Wilmington Strategic Allocation Aggressive Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team. Then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Aggressive Blended Index.

Over the past year, the Class I Shares underperformed the Aggressive Blended Index by 0.96%. During the period, both tactical decisions and manager performance contributed modestly to overall Fund performance, with expenses charged by the Fund and the various mutual funds employed by the Fund more than offsetting the benefit. During the year, the Fund faced an environment that witnessed the beginning of stimulus tapering by the Federal Reserve, continued reductions in the growth outlook for emerging markets, and questions of the sustainability of domestic growth in the face of tapering of quantitative easing. In this environment of tepid growth with low inflation, equities outperformed bonds and inflation hedges. The Fund benefitted from an overweight of equities funded principally from an underweight of inflation hedges. An early overweight of emerging market equities, which appeared attractively valued, detracted from performance as growth prospects dimmed. Throughout the period, this allocation was reduced, and exited the period as an underweight position. During calendar year 2013, in a scarce growth environment, investors favored growth equities over value. In a sudden and dramatic shift marked by Fed Chair Janet Yellens’ March 2014 speech, which reaffirmed the pace of stimulus tapering, the market shifted preference from growth to value. The Fund’s tactical overweight of growth equities penalized performance in this period.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 5.73%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. MSCI All Country World ex-US Index (ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the large-cap and mid-cap equity market performance of developed and emerging markets excluding the U.S. market. The MSCI All Country World ex-US Investable Market Index (ACWI IMI ex-US) is designed to also include the small-cap equity market performance which is not included in the ACWI ex-US. The ACWI ex-US and ACWI IMI ex-US Indices consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2014 (unaudited)

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND — CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Aggressive Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2 and the Aggressive Blended Index.2,3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	5.73%
5 Years	12.37%
Start of Performance (12/19/05)	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.12%
After Waivers	1.69%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI ACWI ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

April 30, 2014 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND — CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Moderate Fund (I Shares) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2014, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2 and the Aggressive Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Year Ended April 30, 2014

1 Year	12.11%
5 Years	13.95%
Start of Performance (12/19/05)	4.71%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.87%
After Waivers	1.44%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI ACWI ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2014 (unaudited)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from Novem-ber 1, 2013 to April 30, 2014.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,041.20	$7.54	1.49%

Class I	$1,000.00	$1,041.30	$6.88	1.36%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,017.41	$7.45	1.49%

Class I	$1,000.00	$1,018.05	$6.80	1.36%

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Actual

Class A	$1,000.00	$1,003.70	$13.12	2.64%

Class I	$1,000.00	$1,005.30	$11.88	2.39%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,011.70	$13.17	2.64%

Class I	$1,000.00	$1,012.94	$11.93	2.39%

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Actual

Class A	$1,000.00	$1,024.60	$6.43	1.28%

Class I	$1,000.00	$1,025.80	$5.17	1.03%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.45	$6.41	1.28%

Class I	$1,000.00	$1,019.69	$5.16	1.03%

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Actual

Class A	$1,000.00	$1,013.00	$4.49	0.90%

Class I	$1,000.00	$1,014.30	$3.25	0.65%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.33	$4.51	0.90%

Class I	$1,000.00	$1,021.57	$3.26	0.65%

April 30, 2014 (unaudited) / ANNUAL REPORT

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Actual

Class A	$1,000.00	$1,026.00	$4.22	0.84%

Class I	$1,000.00	$1,027.60	$2.97	0.59%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.63	$4.21	0.84%

Class I	$1,000.00	$1,021.87	$2.96	0.59%

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Actual

Class A	$1,000.00	$1,030.90	$5.19	1.03%

Class I	$1,000.00	$1,032.40	$3.93	0.78%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,019.69	$5.16	1.03%

Class I	$1,000.00	$1,020.93	$3.91	0.78%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

ANNUAL REPORT / April 30, 2014 (unaudited)

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2014, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financials	23.7%
Industrials	14.4%
Consumer Discretionary	10.6%
Materials	9.8%
Consumer Staples	8.9%
Energy	7.6%
Health Care	7.3%
Information Technology	4.8%
Telecommunication Services	3.4%
Utilities	2.2%
Software	0.0%[3]
Commercial Banks	0.0%[3]
Investment Company	2.4%
Call Warrants	1.0%
Preferred Stocks	0.9%
Real Estate Investment Trusts	0.6%
Certificates	0.3%
Rights	0.0%[3]
Cash Equivalents[1]	9.0%
Other Assets and Liabilities – Net[2]	(6.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stock
United Kingdom	14.4%
Japan	12.4%
France	10.6%
Switzerland	8.9%
Germany	7.0%
Canada	5.0%
Sweden	3.6%
Australia	3.1%
Spain	2.4%
Italy	1.9%
Netherlands	1.7%
Denmark	1.5%
China	1.4%
Hong Kong	1.3%
Taiwan	1.3%
Belgium	1.2%
Singapore	1.0%
South Korea	1.0%
All other countries less than 1.0%	13.0%
Investment Company	2.4%
Call Warrants	1.0%
Preferred Stocks	0.9%
Real Estate Investment Trusts	0.6%
Certificates	0.3%
Rights	0.0%[3]
Cash Equivalents[1]	9.0%
Other Assets and Liabilities – Net[2]	(6.9)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 92.7%

ARGENTINA – 0.1%

Adecoagro SA*	5,500	$49,061

Arcos Dorados Holdings, Inc.#	6,100	55,571

Banco Macro SA ADR*	1,600	48,896

BBVA Banco Frances SA ADR*	2,720	26,656

Cresud SACIF y A ADR	2,226	26,868

Grupo Financiero Galicia SA ADR	4,320	58,147

MercadoLibre, Inc.#	940	87,674

Petrobras Argentina SA ADR*	19,536	107,057

Telecom Argentina SA ADR*	4,350	88,610

Description	Number of Shares	Value

Transportadora de Gas del Sur SA ADR	10,400	$27,456

TOTAL ARGENTINA		$575,996

AUSTRALIA – 3.1%

AGL Energy Ltd.	4,217	61,780

ALS Ltd.	3,085	21,495

Alumina Ltd.*	31,910	40,020

Alumina Ltd. ADR*	4,000	19,840

Amcor Ltd.	41,581	397,489

AMP Ltd.	10,091	47,341

APA Group	5,889	36,436

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    26

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Arrium Ltd.	266,400	$294,507

Asciano Ltd.	34,831	175,056

ASX Ltd.	1,019	33,644

Aurizon Holdings Ltd.	14,150	68,093

Australia & New Zealand Banking Group Ltd.	13,852	443,576

Bank of Queensland Ltd.	8,684	98,906

Bendigo & Adelaide Bank Ltd.	50,517	540,167

BHP Billiton Ltd.	12,699	445,349

BlueScope Steel Ltd.*	20,120	120,933

Boart Longyear Ltd.#, *	48,400	12,815

Boral Ltd.	21,033	111,180

Brambles Ltd.	12,481	109,339

Brickworks Ltd.	1,116	13,903

Challenger Ltd.	51,900	339,915

Coca-Cola Amatil Ltd.	1,210	10,398

Cochlear Ltd.	324	17,665

Commonwealth Bank of Australia	6,729	493,221

Crown Ltd.	3,732	55,611

CSL Ltd.	3,320	211,057

Domino’s Pizza Enterprises L	28,100	516,875

Downer EDI Ltd.	63,750	295,526

Echo Entertainment Group Ltd.	18,904	49,524

Fairfax Media Ltd.	52,075	47,410

Fortescue Metals Group Ltd.	6,140	28,805

GPT Group	8,152	29,687

GrainCorp Ltd.	3,989	32,833

Harvey Norman Holdings Ltd.	9,633	29,353

Incitec Pivot Ltd.	36,866	98,635

Insurance Australia Group Ltd.	19,936	106,308

James Hardie Industries PLC	2,466	31,431

Leighton Holdings Ltd.#	17,845	316,307

Lend Lease Group	55,659	669,606

Macquarie Group Ltd.	15,073	807,960

Metcash Ltd.	50,197	129,639

Mineral Resources Ltd.	109,500	1,182,046

Mirvac Group	19,153	31,138

National Australia Bank Ltd.	25,578	838,794

Newcrest Mining Ltd.*	17,105	166,215

Orica Ltd.	19,680	399,841

Origin Energy Ltd.	31,484	435,803

OZ Minerals Ltd.	15,767	53,903

Primary Health Care Ltd.	11,418	49,748

Qantas Airways Ltd.*	37,254	42,223

QBE Insurance Group Ltd.	12,221	131,471

Ramsay Health Care Ltd.	1,156	48,122

Rio Tinto Ltd.	12,367	708,866

Sandfire Resources Nl*	8,029	42,367

Santos Ltd.	39,329	502,377

Description	Number of Shares	Value

Seek Ltd.	75,600	$1,174,282

Sims Metal Management Ltd.*	5,437	49,449

Skilled Group Ltd.	87,000	221,454

Suncorp Group Ltd.	32,826	397,048

Tabcorp Holdings Ltd.	22,564	77,978

Tatts Group Ltd.	32,697	91,734

Telstra Corp. Ltd.	10,691	51,845

Toll Holdings Ltd.	11,181	54,948

Transurban Group††	8,432	56,180

Treasury Wine Estates Ltd.	10,695	37,855

Vocation Ltd.*	147,100	327,973

Wesfarmers Ltd.	28,848	1,144,615

Westpac Banking Corp.	12,489	407,471

Woodside Petroleum Ltd.	8,079	306,219

Woolworths Ltd.	7,507	260,269

WorleyParsons Ltd.	919	14,352

TOTAL AUSTRALIA		$16,716,221

AUSTRIA – 0.6%

Andritz AG	569	35,314

Buwog AG*	365	6,702

Erste Group Bank AG	55,353	1,857,643

Immofinanz AG	7,310	27,098

OMV AG	10,903	509,981

Orora Ltd.	12,817	16,551

Raiffeisen International Bank Holding AG	12,079	381,239

Recall Holdings Ltd.*	2,496	10,504

Sydney Airport	9,172	35,958

Telekom Austria AG	6,978	69,219

Voestalpine AG	6,212	283,539

TOTAL AUSTRIA		$3,233,748

BAHRAIN – 0.0%**

Al-Salam Bank	226,000	141,521

Gulf Finance House EC*	226,300	40,603

TOTAL BAHRAIN		$182,124

BELGIUM – 1.2%

Ageas	5,970	256,632

Anheuser-Busch InBev NV	40,174	4,371,876

Belgacom SA#	407	12,456

Delhaize Group SA ADR	9,600	179,328

Delhaize Group SA#	7,345	545,577

Groupe Bruxelles Lambert SA#	603	60,961

KBC Groep NV*	6,166	375,623

Mobistar SA#, *	1,115	21,726

Solvay SA	2,050	331,902

Telenet Group Holding NV*	726	42,550

UCB SA#	2,066	169,368

ANNUAL REPORT / April 30, 2014

27    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Umicore SA#	1,261	$61,799

TOTAL BELGIUM		$6,429,798

BOTSWANA – 0.1%

Barclays Bank of Botswana Ltd.	100,300	48,838

Botswana Insurance Holdings Ltd.	60,900	74,481

First National Bank of Botswana	274,700	109,580

Sechaba Breweries Ltd.	61,203	152,292

Standard Chartered Bank Botswana Ltd.	41,700	55,956

TOTAL BOTSWANA		$441,147

BRAZIL – 0.8%

ALL America Latina Logistica SA	17,200	67,728

Ambev SA	43,575	317,566

Banco do Brasil SA	8,167	86,038

Banco Santander Brasil SA	11,000	73,407

BB Seguridade Participacoes SA	6,000	70,636

BM&FBovespa SA	21,807	111,297

BR Malls Participacoes SA	5,800	50,151

BRF SA	6,756	152,709

CCR SA	18,800	147,382

Centrais Eletricas Brasileiras SA	9,100	31,833

CETIP SA - Mercados Organizados	5,500	69,732

Cia de Saneamento Basico do Estado de Sao Paulo	9,000	85,368

Cia Energetica de Minas Gerais	2,768	21,290

Cia Siderurgica Nacional SA	10,200	39,432

Cielo SA	14,266	248,819

Cosan SA Industria e Comercio	1,200	20,445

CPFL Energia SA	4,800	40,406

Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,500	45,442

EDP - Energias do Brasil SA	10,300	45,177

Embraer SA	11,800	101,661

Gafisa SA	28,700	46,852

Itau Unibanco Holding SA ADR	96,572	1,579,918

Localiza Rent a Car SA	5,040	75,382

Lojas Renner SA	2,500	72,788

Marfrig Alimentos SA*	14,350	26,773

MRV Engenharia e Participacoes SA	6,800	21,592

Natura Cosmeticos SA	3,600	61,998

Oi SA	9,480	9,566

PDG Realty SA Empreendimentos e Participacoes*	31,200	19,030

Prumo Logistica SA*	13,400	6,911

Souza Cruz SA	7,600	69,737

Tim Participacoes SA	12,106	65,315

Totvs SA	4,400	72,204

Tractebel Energia SA	4,800	70,523

Ultrapar Participacoes SA	3,000	74,834

Description	Number of Shares	Value

Weg SA	5,070	$60,938

TOTAL BRAZIL		$4,160,880

BULGARIA – 0.0%**

Central Cooperative Bank AD*	20,482	20,687

Chimimport AD*	10,600	16,450

Doverie Holding AD*	11,040	9,318

Olovno Tzinkov Komplex AD*,††	900	93

Petrol AD*	37,250	111,124

Sopharma AD Sofia	14,000	43,800

TOTAL BULGARIA		$201,472

CANADA – 5.0%

Agrium, Inc.	6,726	645,998

Air Canada*	33,200	229,603

Alimentation Couche Tard, Inc.	4,200	118,369

Athabasca Oil Corp.*	3,780	28,073

Autocanada, Inc.	9,400	600,338

Badger Daylighting Ltd.	6,800	236,996

Bank of Montreal#	3,900	268,824

Bank Of Montreal	600	41,364

Bank of Nova Scotia	7,095	431,118

Barrick Gold Corp.	51,844	905,714

Barrick Gold Corp. (2024644)	3,275	57,160

Baytex Energy Corp.#	436	18,147

Birchcliff Energy Ltd.*	26,200	303,820

Black Diamond Group Ltd.	4,300	135,193

Blackberry Ltd.*	12,417	94,822

Blackberry Ltd. ADR#,*	8,604	65,907

Bombardier, Inc.	85,500	344,013

Bonavista Energy Corp.#	1,621	25,467

Brookfield Asset Management, Inc.	2,553	107,170

CAE, Inc.	1,400	18,483

Cameco Corp.	1,611	34,291

Canadian Imperial Bank of Commerce	7,000	624,096

Canadian National Railway Co.	5,890	345,001

Canadian Natural Resources Ltd. (136385101)	21,257	866,648

Canadian Natural Resources Ltd. (2171573)	5,353	218,115

Canadian Pacific Railway Ltd.	427	66,673

Canadian Tire Corp. Ltd.	6,273	616,111

Canadian Utilities Ltd.	1,396	51,571

CCL Industries, Inc. Class B	4,800	436,447

Cenovus Energy, Inc.	6,295	187,520

Cogeco Cable, Inc.	10,300	563,843

Constellation Software, Inc./Canada	1,649	365,216

Crescent Point Energy Corp.#	2,822	114,806

Dollarama, Inc.	3,800	316,051

Dorel Industries, Inc.	8,700	311,789

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    28

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Eldorado Gold Corp.	2,689	$16,388

Eldorado Gold Corp.	910	5,551

Empire Co. Ltd.	8,000	506,036

Enbridge, Inc.	5,558	268,202

Enerplus Corp.	1,090	24,176

Ensign Energy Services, Inc.	2,332	36,702

Fairfax Financial Holdings Ltd.	450	196,209

Finning International, Inc.	1,116	30,139

First Quantum Minerals Ltd.	8,534	169,971

Franco-Nevada Corp.	1,300	62,660

Genworth MI Canada, Inc.	1,061	37,220

Gildan Activewear, Inc.	600	30,672

Goldcorp, Inc.	15,542	384,198

Goldcorp, Inc.	6,240	154,114

Husky Energy, Inc.	7,400	241,839

IAMGOLD Corp. (2446646)	8,028	27,980

IAMGOLD Corp. (450913108)	8,324	29,051

Imperial Oil Ltd.	2,819	137,651

Industrial Alliance Insurance & Financial Services, Inc.	1,794	74,065

Intact Financial Corp.	1,031	67,699

Kinross Gold Corp.*	14,013	56,893

Laurentian Bank of Canada	5,700	244,839

Linamar Corp.	21,100	1,056,299

Loblaw Cos. Ltd.	310	13,477

Lundin Mining Corp.*	15,100	77,150

Magna International, Inc.	10,290	1,008,111

Manulife Financial Corp.	37,395	702,147

Metro, Inc.	5,700	351,346

National Bank of Canada	10,600	439,938

Nevsun Resources Ltd.	26,700	96,710

New Gold, Inc.*	3,377	17,069

Onex Corp.	500	28,557

Open Text Corp.	17,300	853,122

Painted Pony Petroleum Ltd.*	58,500	604,188

Pan American Silver Corp.	600	7,773

Pan American Silver Corp.	589	7,633

Parex Resources, Inc.*	34,300	342,984

Pembina Pipeline Corp.#	1,266	49,748

Pengrowth Energy Corp.#	6,876	44,667

Penn West Petroleum Ltd.	3,500	31,710

Penn West Petroleum Ltd. (B63FY34)#	6,303	56,989

Potash Corp. of Saskatchewan, Inc. (2696980)	2,536	91,671

Potash Corp. of Saskatchewan, Inc. (73755L107)	28,289	1,022,930

Power Corp. of Canada	1,700	47,865

Description	Number of Shares	Value

Power Financial Corp.	3,300	$104,836

Precision Drilling Corp.	3,100	40,300

Precision Drilling Corp. (B5YPLH9)	59,900	778,774

Ritchie Bros. Auctioneers, Inc.	500	12,495

Rogers Communications, Inc.	1,391	55,244

Royal Bank of Canada	5,300	353,720

Sandvine Corp.*	38,800	138,059

Saputo, Inc.	800	42,779

Secure Energy Services, Inc.	27,200	487,890

Shaw Communications, Inc.	13,300	322,170

Sherritt International Corp.	44,900	190,079

Silver Wheaton Corp.	1,891	41,942

SNC-Lavalin Group, Inc.	800	36,290

Sun Life Financial, Inc.	3,587	121,416

Suncor Energy, Inc.	45,696	1,762,718

Talisman Energy, Inc.	23,990	247,987

Talisman Energy, Inc.	4,244	43,841

Teck Resources Ltd. (2879327)	4,400	100,280

Teck Resources Ltd. (878742204)	11,509	262,060

TELUS Corp.	2,362	83,227

Thomson Reuters Corp.#	8,175	295,883

Tim Hortons, Inc.	800	43,881

Toronto-Dominion Bank	6,610	318,001

Tourmaline Oil Corp.*	1,041	53,900

TransAlta Corp.	8,900	108,727

TransCanada Corp.	2,048	95,444

Transcontinental, Inc.	18,800	273,925

Valeant Pharmaceuticals International, Inc.*	2,239	299,412

Vermilion Energy, Inc.#	982	65,341

West Fraser Timber Co. Ltd.	8,200	366,589

Yamana Gold, Inc.	20,386	152,702

TOTAL CANADA		$26,849,008

CHILE – 0.4%

AES Gener SA	53,119	28,572

Aguas Andinas SA	57,100	35,226

Antarchile SA	5,564	73,463

Banco de Chile	842,020	108,189

Banco de Credito e Inversiones	2,004	110,809

Banco Santander Chile	876,218	52,953

Banco Santander Chile ADR	3,592	87,178

CAP SA	2,590	38,832

Cencosud SA	25,800	85,961

Cia Cervecerias Unidas SA ADR	2,500	58,925

Cia General de Electricidad SA	7,900	37,102

Colbun SA	160,447	39,698

Corpbanca SA	6,076,800	70,002

ANNUAL REPORT / April 30, 2014

29    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Empresa Nacional de Electricidad SA ADR	2,800	$123,396

Empresas CMPC SA	40,150	89,372

Empresas COPEC SA	14,546	187,672

Enersis SA	404,755	130,912

ENTEL Chile SA	3,669	45,042

Latam Airlines Group SA	5,926	90,425

Parque Arauco SA	33,651	60,228

Quinenco SA	31,602	70,008

SACI Falabella	21,748	185,006

Sociedad Matriz SAAM SA	373,941	30,220

Sonda SA	49,407	114,268

Vina Concha y Toro SA ADR	1,100	46,090

TOTAL CHILE		$1,999,549

CHINA – 1.4%

Agricultural Bank of China Ltd.	132,000	55,334

Anhui Conch Cement Co. Ltd.	15,000	55,721

Baidu, Inc. ADR*	1,500	230,775

Bank of China Ltd.	384,000	168,896

Bank of Communications Co. Ltd.	78,800	48,990

Belle International Holdings Ltd.	55,000	56,965

Brilliance China Automotive Holdings Ltd.	28,000	43,266

Byd Co. Ltd.#,*	6,000	32,310

Chaoda Modern Agriculture Holdings Ltd.*,††	98,140	—

China Agri-Industries Holdings Ltd.	145,000	57,978

China CITIC Bank Corp. Ltd.	42,000	25,028

China Coal Energy Co. Ltd.#	75,000	40,533

China Communications Construction Co. Ltd.	96,000	62,779

China Construction Bank Corp.	452,810	312,466

China COSCO Holdings Co. Ltd.*	135,500	53,655

China Eastern Airlines Corp. Ltd.*	74,000	22,812

China Gas Holdings Ltd.	506,000	822,345

China Life Insurance Co. Ltd.	42,000	108,238

China Longyuan Power Group Corp.	37,000	38,084

China Mengniu Dairy Co. Ltd.	15,000	77,100

China Merchants Bank Co. Ltd.	23,052	41,151

China Merchants Holdings International Co. Ltd.	18,000	56,301

China Minsheng Banking Corp. Ltd.#	60,000	60,364

China Mobile Ltd.	54,000	513,327

China Modern Dairy Holdings Ltd.*	486,000	208,117

China National Building Material Co Ltd.	34,000	32,145

China Oilfield Services Ltd.	16,000	38,138

China Overseas Land & Investment Ltd.	20,320	49,850

China Pacific Insurance Group Co. Ltd.	18,800	58,925

China Petroleum & Chemical Corp.	235,800	208,337

China Railway Construction Corp. Ltd.	29,400	24,307

Description	Number of Shares	Value

China Resources Enterprise Ltd.	26,000	$73,946

China Resources Land Ltd.	28,000	57,640

China Resources Power Holdings Co. Ltd.	39,600	99,601

China Shenhua Energy Co. Ltd.	32,000	86,677

China Southern Airlines Co. Ltd.	81,000	24,134

China Telecom Corp. Ltd.	202,000	103,697

China Unicom Hong Kong Ltd.	54,652	83,885

China Windpower Group Ltd.*	1,556,400	102,382

China Yurun Food Group Ltd.#,*	106,000	50,997

CNOOC Ltd.	150,000	248,035

COSCO Pacific Ltd.	38,000	50,876

Ctrip.com International Ltd. ADR*	1,600	74,784

Datang International Power Generation Co. Ltd.	132,000	49,205

Dongfeng Motor Group Co. Ltd.	30,000	40,011

Great Wall Motor Co. Ltd.	10,000	45,273

Guangzhou Automobile Group Co. Ltd.	64,974	65,536

HC International, Inc.*	32,000	73,882

Hengan International Group Co. Ltd.	6,500	68,455

Hi Sun Technology China Ltd.*	616,200	131,936

Industrial & Commercial Bank of China	455,000	271,136

Inner Mongolia Yitai Coal Co.	13,200	16,592

Intime Retail Group Co. Ltd.	35,000	34,355

Jiangxi Copper Co. Ltd.	20,000	33,020

Kingboard Chemical Holdings Ltd.	136,200	259,647

Kunlun Energy Co. Ltd.	28,000	43,700

Lenovo Group Ltd.	40,000	45,505

NetEase, Inc. ADR	1,300	88,517

New Oriental Education & Technology Group ADR	2,600	62,920

Parkson Retail Group Ltd.	84,000	24,595

PetroChina Co. Ltd.	196,000	227,021

PICC Property & Casualty Co. Ltd.	20,000	26,364

Ping An Insurance Group Co. of China Ltd.	11,000	81,369

Qihoo 360 Technology Co Ltd. ADR*	700	59,066

Shandong Weigao Group Medical Polymer Co. Ltd.	64,000	64,388

Shanghai Electric Group Co. Ltd.	90,000	35,290

Shanghai Industrial Holdings Ltd.	13,000	40,243

SINA Corp.*	900	43,020

Sinopec Shanghai Petrochemical Co. Ltd.	81,000	19,746

Sohu.com, Inc.#,*	700	38,619

TCL Communication Technology Holdings Ltd.	255,000	272,006

Tencent Holdings Ltd.	5,800	361,483

Tingyi Cayman Islands Holding Corp.	14,000	38,914

Want Want China Holdings Ltd.	65,000	101,948

Wumart Stores, Inc.#	27,000	26,502

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    30

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Yangzijiang Shipbuilding Holdings Ltd.	28,000	$24,567

Yantai Changyu Pioneer Wine Co. Ltd.	9,100	22,571

Yanzhou Coal Mining Co. Ltd.	40,000	30,130

Youku Tudou, Inc. ADR*	1,300	28,977

Zijin Mining Group Co. Ltd.#	90,000	21,940

ZTE Corp.#,*	11,440	23,343

TOTAL CHINA		$7,602,683

COLOMBIA – 0.2%

Almacenes Exito SA	7,203	109,724

Banco de Bogota SA	2,448	88,360

Bancolombia SA ADR	2,100	119,553

Cementos Argos SA	7,800	43,499

Corp. Financiera Colombiana SA	1,700	32,866

Ecopetrol SA	64,690	120,423

Empresa de Energia de Bogota SA	67,410	55,346

Grupo Argos SA	5,900	64,954

Grupo Aval Acciones y Valores	107,700	73,132

Grupo de Inversiones Suramericana SA	3,700	72,182

Grupo Nutresa SA	8,078	113,375

Grupo Odinsa SA	6,073	24,931

Grupo Odinsa SA*	183	741

Interconexion Electrica SA ESP	13,178	61,788

Isagen SA ESP	48,800	79,755

TOTAL COLOMBIA		$1,060,629

CROATIA – 0.1%

Atlantska Plovidba DD*	262	16,113

Ericsson Nikola Tesla	200	58,941

Hrvatski Telekom DD	5,250	150,387

Koncar-Elektroindustrija DD	720	85,367

Petrokemija DD*	1,500	16,901

Podravka DD*	1,000	51,384

Privredna Banka Zagreb DD	830	65,928

VIRO Tvornica Secera*	370	33,442

Zagrebacka Banka DD*	3,000	15,252

TOTAL CROATIA		$493,715

CZECH REPUBLIC – 0.2%

CEZ AS	14,700	441,976

Komercni Banka AS	1,400	322,595

New World Resources PLC*	17,370	10,928

Pegas Nonwovens SA	1,790	53,846

Philip Morris CR AS	180	95,050

Telefonica Czech Republic AS	9,102	137,890

Unipetrol AS#,*	15,059	104,936

TOTAL CZECH REPUBLIC		$1,167,221

DENMARK – 1.5%

AP Moeller - Maersk A/S Class A#	280	667,212

Description	Number of Shares	Value

AP Moeller - Maersk A/S Class B	50	$113,383

Carlsberg A/S	3,041	303,817

Coloplast A/S	685	57,474

Danske Bank A/S	16,125	455,576

DSV A/S	1,213	40,471

H Lundbeck A/S	1,328	38,705

Novo Nordisk A/S Class B	88,605	3,997,107

Novozymes A/S	1,740	83,345

Pandora A/S*	20,700	1,392,441

TDC A/S	21,759	204,244

Tryg A/S	98	9,308

Vestas Wind Systems A/S*	18,235	809,390

William Demant Holding A/S#,*	139	12,445

TOTAL DENMARK		$8,184,918

EGYPT – 0.3%

Alexandria Mineral Oils Co.	6,200	68,861

Commercial International Bank Egypt SAE	76,155	407,425

Eastern Tobacco	3,670	87,461

Egyptian Financial Group-Hermes Holding*	45,180	82,848

Egyptian Kuwaiti Holding Co. SAE*	49,173	51,632

ElSwedy Electric Co.	14,834	71,973

EZZ Steel*	42,100	99,850

Juhayna Food Industries	63,000	110,491

Orascom Telecom Holding SAE*	324,755	240,523

Orascom Telecom Media & Technology Holding SAE*	224,975	40,452

Oriental Weavers	8,100	56,350

Sidi Kerir Petrochemicals Co.	30,650	85,640

Six of October Development*	8,300	30,961

Talaat Moustafa Group	110,187	140,730

TOTAL EGYPT		$1,575,197

ESTONIA – 0.1%

AS Merko Ehitus	4,300	46,770

AS Tallinna Vesi	5,400	99,639

Nordecon AS*	12,000	16,315

Olympic Entertainment Group AS	42,630	111,780

Tallink Group AS	198,320	214,608

Tallinna Kaubamaja AS	11,600	80,466

TOTAL ESTONIA		$569,578

FINLAND – 0.3%

Fortum OYJ#	7,574	170,961

Huhtamaki OYJ#	19,100	501,613

Kesko OYJ	1,647	67,269

Kone OYJ#	3,700	158,205

Neste Oil OYJ#	921	18,911

Nokia OYJ*	8,722	65,282

Nokian Renkaat OYJ	1,315	52,213

ANNUAL REPORT / April 30, 2014

31    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Stora Enso OYJ#	21,130	$215,317

UPM-Kymmene OYJ#	12,909	225,657

Wartsila OYJ Abp	1,520	84,646

TOTAL FINLAND		$1,560,074

FRANCE – 10.6%

Accor SA	27,650	1,351,812

Air Liquide SA	13,217	1,890,501

Alstom SA	14,045	575,206

APERAM*	37,600	977,558

ArcelorMittal	11,750	190,808

ArcelorMittal, NY Reg. Shares#	20,624	335,140

Arkema SA	2,400	267,603

AtoS*	272	23,483

AXA SA#	224,476	5,847,026

BNP Paribas SA	34,554	2,593,946

Bouygues SA#	6,213	279,404

Bureau Veritas SA	1,528	46,637

Cap Gemini SA	405	28,605

Casino Guichard Perrachon SA	1,573	200,226

CGG SA Sponsored ADR#,*	1,200	20,640

Christian Dior SA#	241	49,534

Cie de St-Gobain	54,148	3,306,874

Cie Generale des Etablissements Michelin	1,176	143,573

CNP Assurances	7,090	163,381

Credit Agricole SA*	47,368	746,204

Danone SA#	32,520	2,398,395

Dassault Systemes SA*	446	54,840

Edenred	1,941	65,463

Electricite de France SA	24,507	939,922

Essilor International SA	22,789	2,437,297

Eutelsat Communications SA	577	19,796

GDF Suez#	40,166	1,012,787

Gemalto NV	596	66,728

Hermes International	4	1,405

Iliad SA	79	21,317

Imerys SA	6,400	561,776

JCDecaux SA	26,075	1,068,974

Kering	249	55,065

Lafarge SA	5,629	514,248

Lagardere SCA	2,100	87,913

Legrand SA	29,827	1,924,189

L’Oreal SA#	14,443	2,484,645

LVMH Moet Hennessy Louis Vuitton SA	7,143	1,404,717

Metropole Television SA	132	2,828

Natixis	49,439	350,971

Orange SA	54,358	880,452

Description	Number of Shares	Value

Pernod-Ricard SA	23,868	$2,864,624

Peugeot SA*	11,715	207,304

Plastic Omnium SA	12,400	421,476

Publicis Groupe SA	1,378	117,382

Renault SA	7,439	723,982

Rexel SA	4,686	118,320

Sa des Ciments Vicat	165	14,318

Safran SA	1,839	123,599

Sanofi	18,256	1,976,045

Schneider Electric SA	51,849	4,859,045

SCOR SE	15,827	577,594

SES SA	19,457	732,742

Societe BIC SA	157	20,819

Societe Generale SA	25,475	1,583,352

Sodexo*	699	75,350

STMicroelectronics NV	16,726	160,020

Suez Environnement Co.*	2,225	43,679

Technip SA	714	80,335

Thales SA	6,500	413,464

Total SA	32,079	2,291,102

Ubisoft Entertainment*	49,600	924,151

Valeo SA	3,200	438,357

Vallourec SA	1,590	93,982

Veolia Environnement SA#	6,814	127,053

Vinci SA#	9,172	691,463

Vivendi SA	51,743	1,388,331

Zodiac Aerospace	1,495	49,685

TOTAL FRANCE		$56,509,463

GERMANY – 7.0%

Adidas AG	6,434	686,692

Allianz SE	30,723	5,321,541

Aurelius AG#	7,700	285,866

BASF SE#	7,762	898,424

Bayer AG#	8,973	1,244,867

Bayerische Motoren Werke AG	12,754	1,595,665

Brenntag AG	209	37,796

Celesio AG*	1,825	63,272

Commerzbank AG*	16,913	300,459

Continental AG#	451	105,648

Daimler AG	66,295	6,137,438

Deutsche Bank AG	18,619	820,393

Deutsche Bank AG Registered Shares	5,954	262,155

Deutsche Boerse AG	10,519	770,392

Deutsche Lufthansa AG#	5,417	135,876

Deutsche Post AG	3,459	130,216

Deutsche Telekom AG	7,569	126,903

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    32

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Duerr AG	200	$15,771

E.ON AG#	42,803	818,589

Fraport AG Frankfurt Airport Services Worldwide*	520	38,372

Freenet AG	28,800	995,494

Fresenius Medical Care AG & Co. KGaA	15,431	1,060,774

Fresenius SE & Co. KGaA	14,468	2,198,903

GEA Group AG	1,277	57,127

Hannover Rueck SE	364	33,890

HeidelbergCement AG	3,724	323,008

Henkel AG & Co. KGaA	1,303	133,735

K+S AG#	760	26,576

Lanxess AG	790	60,061

Linde AG	16,172	3,353,087

Merck KGaA#	487	82,124

Metro AG*	7,844	313,412

Muenchener Rueckversicherungs AG#	6,344	1,464,982

Osram Licht AG*	1,048	54,857

ProSiebenSat.1 Media AG	1,194	52,204

Rheinmetall AG	4,100	272,035

RWE AG	15,705	598,851

SAP AG	60,710	4,888,469

Siemens AG	3,113	410,287

Suedzucker AG#	10,789	229,909

United Internet AG	702	30,133

Volkswagen AG	2,985	797,187

TOTAL GERMANY		$37,233,440

GHANA – 0.1%

CAL Bank Ltd.	498,146	151,380

Ghana Commercial Bank Ltd.	92,696	131,347

HFC Bank Ghana Ltd.	160,050	70,693

Produce Buying Co. Ltd.*	288,000	15,265

Standard Chartered Bank Ghana Ltd.	13,200	88,482

TOTAL GHANA		$457,167

GREECE – 0.2%

Alpha Bank AE*	75,400	72,910

Dryships, Inc.#,*	13,900	40,588

Ellaktor SA*	8,300	43,757

Folli Follie SA*	800	27,747

Frigoglass SA*	3,182	18,409

GEK Terna Holding Real Estate Construction SA*	7,360	38,393

Hellenic Petroleum SA	3,284	28,111

Hellenic Telecommunications Organization SA*	10,000	159,406

Jumbo SA*	4,495	72,651

Metka SA	1,500	26,845

Motor Oil Hellas Corinth Refineries SA	4,200	52,908

Description	Number of Shares	Value

Mytilineos Holdings SA*	3,042	$27,137

National Bank of Greece SA*	15,500	60,211

OPAP SA	10,400	165,927

Piraeus Bank SA*	39,200	92,453

Public Power Corp. SA	5,900	89,138

Titan Cement Co. SA*	3,548	111,736

Viohalco SA*	4,300	26,947

TOTAL GREECE		$1,155,274

HONG KONG – 1.3%

AIA Group Ltd.	148,000	717,766

ASM Pacific Technology Ltd.	1,100	12,230

Bank of East Asia Ltd.	13,200	54,397

Cathay Pacific Airways Ltd.	10,000	18,883

Cheung Kong Holdings Ltd.	155,000	2,638,996

Cheung Kong Infrastructure Holdings Ltd.	3,000	19,580

CLP Holdings Ltd.	9,000	71,973

Dah Sing Financial Holdings Ltd.	49,044	218,558

Galaxy Entertainment Group Ltd.	4,000	31,395

Hang Lung Group Ltd.	10,000	54,238

Hang Lung Properties Ltd.	162,000	481,636

Henderson Land Development Co. Ltd.	19,927	118,745

HKT Trust / HKT Ltd.	346	362

Hong Kong & China Gas Co. Ltd.	53,625	123,671

Hong Kong Exchanges and Clearing Ltd.	4,200	75,680

Hongkong & Shanghai Hotels	6,000	8,776

Hopewell Holdings Ltd.	10,000	34,438

Huabao International Holdings Ltd.	692,000	327,571

Hutchison Whampoa Ltd.	25,400	347,274

Hysan Development Co. Ltd.	8,000	34,206

Kerry Logistics Network Ltd.	2,500	3,676

Kerry Properties Ltd.	5,000	16,413

MTR Corp. Ltd.	5,500	20,750

New World Development Co. Ltd.	147,217	151,908

Orient Overseas International Ltd.	2,500	11,931

Sands China Ltd.	22,000	160,610

Shangri-La Asia Ltd.	8,857	14,600

Sino Land Co. Ltd.#	48,000	71,818

Skyworth Digital Hldgs Ltd.	486,000	232,564

Sun Hung Kai Properties Ltd.	26,165	329,553

Swire Pacific Ltd.	3,500	40,404

Wharf Holdings Ltd.	23,000	160,939

Wheelock & Co. Ltd.	29,000	119,322

Wynn Macau Ltd.	20,000	78,809

Xinyi Solar Holdings Ltd.*	637,500	171,032

TOTAL HONG KONG		$6,974,704

HUNGARY – 0.2%

Magyar Telekom Telecommunications PLC*	81,250	115,754

ANNUAL REPORT / April 30, 2014

33    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

MOL Hungarian Oil & Gas PLC	4,913	$282,197

OTP Bank PLC	18,150	345,671

Richter Gedeon Nyrt	18,510	316,865

TOTAL HUNGARY		$1,060,487

INDIA – 0.2%

GAIL India Ltd. GDR	1,770	65,826

ICICI Bank Ltd. ADR	3,600	153,612

Infosys Ltd. ADR	6,000	322,260

Reliance Industries Ltd. GDR•,Ω	11,800	365,800

State Bank of India GDR	850	58,183

Tata Motors Ltd. ADR	2,390	89,434

Wipro Ltd. ADR#	7,400	88,504

TOTAL INDIA		$1,143,619

INDONESIA – 0.5%

Adaro Energy Tbk PT	719,000	73,694

AKR Corporindo Tbk PT	143,500	59,205

Aneka Tambang Persero Tbk PT	221,500	22,511

Astra International Tbk PT	309,500	198,766

Bank Central Asia Tbk PT	215,500	205,034

Bank Danamon Indonesia Tbk PT	81,122	28,698

Bank Mandiri Persero Tbk PT	206,500	175,484

Bank Negara Indonesia Persero Tbk PT	142,000	59,139

Bank Rakyat Indonesia Persero Tbk PT	231,500	198,231

Bumi Resources Tbk PT*	1,083,000	19,109

Charoen Pokphand Indonesia Tbk PT	200,000	65,216

Gudang Garam Tbk PT	18,000	87,964

Indo Tambangraya Megah Tbk PT	21,000	46,272

Indocement Tunggal Prakarsa Tbk PT	48,000	91,130

Indofood Sukses Makmur Tbk PT	148,000	90,248

Indosat Tbk PT	70,500	23,842

Kalbe Farma Tbk PT	870,000	116,261

Lippo Karawaci Tbk PT	501,000	46,367

Perusahaan Gas Negara Persero Tbk PT	345,500	159,131

Semen Indonesia Persero Tbk PT	100,500	129,086

Surya Semesta Internusa Tbk PT	410,000	29,434

Tambang Batubara Bukit Asam Persero Tbk PT	54,500	46,550

Telekomunikasi Indonesia Persero Tbk PT	1,302,500	255,171

Unilever Indonesia Tbk PT	24,000	60,719

United Tractors Tbk PT	75,500	141,707

XL Axiata Tbk PT	70,000	31,332

TOTAL INDONESIA		$2,460,301

IRELAND – 0.7%

Bank of Ireland*	122,676	48,165

CRH PLC	86,463	2,505,074

CRH PLC ADR	2,171	63,567

Description	Number of Shares	Value

Icon PLC	9,100	$352,807

Kerry Group PLC	1,457	115,016

Permanent TSB Group Holdings PLC*	38,000	5,035

Perrigo Co. PLC	274	39,692

Smurfit Kappa Group PLC	20,900	464,944

TOTAL IRELAND		$3,594,300

ISRAEL – 0.2%

Bank Hapoalim BM	49,877	281,491

Bank Leumi Le-Israel BM*	55,972	218,842

Teva Pharmaceutical Industries Ltd.	10,501	523,457

Teva Pharmaceutical Industries Ltd. ADR	700	34,202

TOTAL ISRAEL		$1,057,992

ITALY – 1.9%

Assicurazioni Generali SpA	4,642	108,386

Atlantia SpA	1,615	42,011

Banca Monte dei Paschi di Siena SpA#, *	101,271	33,705

Banco Popolare Sc*	2,148	44,223

Brembo-SpA	24,100	891,045

Enel SpA	161,381	912,134

Eni SpA	34,214	888,102

ERG SpA	35,000	604,051

Exor SpA	1,244	56,746

Fiat SpA*	7,913	95,290

Finmeccanica SpA*	5,982	55,231

Industria Macchine Automatic	3,800	186,626

Intesa Sanpaolo SpA*	814,640	2,780,264

Luxottica Group SpA	672	38,476

Mediobanca SpA*	2,499	27,667

Pirelli & C. SpA	67,781	1,135,952

Prysmian SpA	1,573	40,896

Saipem SpA*	1,916	51,302

Telecom Italia SpA*	220,025	281,899

Telecom Italia SpA ADR	4,715	60,541

UniCredit SpA	152,271	1,360,468

Unione di Banche Italiane SCPA	42,922	408,498

TOTAL ITALY		$10,103,513

JAPAN – 12.4%

ABC-Mart, Inc.	100	4,485

Aeon Co. Ltd.	14,700	169,812

Aeon Mall Co. Ltd.	440	10,475

Ain Pharmaciez, Inc.	5,800	255,011

Aisin Seiki Co. Ltd.	12,300	434,323

Ajinomoto Co., Inc.	6,000	88,150

Alfresa Holdings Corp.	900	55,989

Amada Co. Ltd.	8,000	57,828

Aoyama Trading Co. Ltd.	400	9,918

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    34

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Asahi Glass Co. Ltd.	40,000	$226,536

Asahi Group Holdings Ltd.	3,100	85,448

Asahi Kasei Corp.	29,000	197,144

Asics Corp.	2,000	38,910

Astellas Pharma, Inc.	50,000	556,071

Autobacs Seven Co. Ltd.	1,200	18,557

Azbil Corp.	800	18,131

Bank of Kyoto Ltd.	4,000	32,552

Bank of Yokohama Ltd.	23,000	115,410

Benesse Holdings, Inc.	400	15,200

Bridgestone Corp.	5,300	189,739

Brother Industries Ltd.	21,600	301,493

Canon Marketing Japan, Inc.#	1,600	25,760

Canon, Inc.	4,000	125,789

Casio Computer Co. Ltd.#	4,200	47,901

Central Glass Co. Ltd.	82,000	268,695

Central Japan Railway Co.	500	61,329

Chiba Bank Ltd.	13,000	82,526

Chiyoda Corp.	2,000	26,781

Chugai Pharmaceutical Co. Ltd.	2,700	68,058

Citizen Holdings Co. Ltd.	10,300	75,561

Coca-Cola West Co. Ltd.	1,400	24,348

COMSYS Holdings Corp.	3,000	49,151

Cosmo Oil Co. Ltd.*	12,000	22,419

Credit Saison Co. Ltd.	1,500	31,897

Dai Nippon Printing Co. Ltd.	12,000	108,221

Daicel Corp.	4,000	33,413

Daido Steel Co. Ltd.#	5,000	24,405

Daihatsu Motor Co. Ltd.	2,000	33,081

Dai-ichi Life Insurance Co. Ltd.	4,600	63,622

Dainippon Sumitomo Pharma Co. Ltd.	1,400	21,239

Daishi Bank Ltd.	6,000	21,656

Daito Trust Construction Co. Ltd.	600	60,977

Daiwa House Industry Co. Ltd.	3,000	50,560

DCM Holdings Co. Ltd.#	28,600	193,306

Denso Corp.	14,100	641,592

Dentsu, Inc.	36,600	1,503,594

East Japan Railway Co.	9,000	656,106

Eizo Nanao Corp.	9,500	256,933

FamilyMart Co. Ltd.	300	12,457

FANUC Corp.	22,700	4,085,490

Fast Retailing Co. Ltd.	500	155,377

Fuji Heavy Industries Ltd.	1,000	26,263

Fuji Media Holdings, Inc.	1,800	30,301

FUJIFILM Holdings Corp.	15,300	395,089

Fujitsu Ltd.	23,000	134,983

Fukuoka Financial Group, Inc.	33,000	134,601

Geo Holdings Corp.	20,000	182,912

Description	Number of Shares	Value

Glory Ltd.#	1,200	$30,940

Gree, Inc.	900	8,768

Gunma Bank Ltd.	9,000	47,802

H2O Retailing Corp.	2,000	15,083

Hachijuni Bank Ltd.	10,000	54,580

Hakuhodo DY Holdings, Inc.	2,100	16,289

Hamamatsu Photonics KK	300	13,498

Hankyu Hanshin Holdings, Inc.	33,000	180,760

Hino Motors Ltd.	19,000	250,149

Hirose Electric Co. Ltd.	300	42,285

Hiroshima Bank Ltd.	4,000	16,433

Hisamitsu Pharmaceutical Co., Inc.	300	12,559

Hitachi Chemical Co. Ltd.	2,200	32,343

Hitachi Construction Machinery Co. Ltd.	600	11,133

Hitachi High-Technologies Corp.	900	20,565

Hitachi Ltd.	84,000	597,330

Hitachi Metals Ltd.	38,000	515,166

Hitachi Transport System Ltd.	1,300	19,913

Hokkaido Electric Power Co., Inc.#,*	7,300	44,628

Hokuhoku Financial Group, Inc.	29,000	55,881

Honda Motor Co. Ltd.	6,400	211,591

House Foods Corp.#	1,600	26,605

Hoya Corp.	1,500	44,222

HULIC Co. Ltd.#	3,700	44,479

Ibiden Co. Ltd.	6,300	113,448

Idemitsu Kosan Co. Ltd.	1,200	26,468

IHI Corp.	21,000	83,602

Inpex Corp.	18,800	273,628

Isetan Mitsukoshi Holdings Ltd.	8,900	110,559

Isuzu Motors Ltd.	95,000	551,034

Ito En Ltd.#	100	2,137

ITOCHU Corp.	61,800	691,536

Iyo Bank Ltd.	6,000	53,935

J Front Retailing Co. Ltd.	7,000	44,368

Japan Airlines Co. Ltd.	600	31,046

Japan Aviation Electronics Industry Ltd.	50,000	850,981

Japan Tobacco, Inc.	103,800	3,407,373

JFE Holdings, Inc.	15,100	279,151

JGC Corp.	14,000	453,270

Joyo Bank Ltd.#	9,000	43,752

Juroku Bank Ltd.#	3,000	10,476

JX Holdings, Inc.	124,980	647,913

Kajima Corp.	5,000	19,025

Kamigumi Co. Ltd.	4,000	38,108

Kanamoto Co. Ltd.	28,000	879,151

Kaneka Corp.	9,000	52,819

Kansai Electric Power Co., Inc.*	10,600	88,752

Kansai Paint Co. Ltd.#	2,000	27,994

ANNUAL REPORT / April 30, 2014

35    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Kao Corp.	4,100	$154,279

Kawasaki Kisen Kaisha Ltd.	21,000	42,109

KDDI Corp.	20,300	1,080,574

Keikyu Corp.	4,000	33,178

Keio Corp.	5,000	35,360

Keisei Electric Railway Co. Ltd.	1,000	8,696

Keyence Corp.	430	165,653

Kinden Corp.	3,000	27,583

Kintetsu Corp.	12,000	42,138

Kobe Steel Ltd.	23,000	30,146

Koito Manufacturing Co. Ltd.	28,100	612,381

Komatsu Ltd.	41,300	909,743

Konica Minolta, Inc.	8,500	78,902

K’s Holdings Corp.	1,000	29,021

Kubota Corp.	10,000	128,527

Kuraray Co. Ltd.	4,500	50,487

Kyocera Corp.	9,700	456,085

Kyocera Corp. ADR	200	9,428

Kyowa Exeo Corp.	16,100	208,189

Kyowa Hakko Kirin Co. Ltd.	5,000	56,928

Kyushu Electric Power Co., Inc.*	6,900	69,584

Lawson, Inc.	500	34,724

LIXIL Group Corp.	19,200	507,630

M3, Inc.	51,100	700,760

Makita Corp.	400	21,206

Marubeni Corp.	97,000	647,078

Marui Group Co. Ltd.	5,100	45,246

McDonald’s Holdings Co Japan Ltd.#	300	8,301

Medipal Holdings Corp.	4,550	63,909

Megmilk Snow Brand Co. Ltd.	17,500	232,112

Minebea Co. Ltd.	93,000	752,296

Ministop Co. Ltd.#	9,600	145,453

Miraca Holdings, Inc.	3,400	147,327

Mitsubishi Chemical Holdings Corp.	32,500	130,019

Mitsubishi Corp.	72,900	1,303,479

Mitsubishi Electric Corp.	55,000	625,666

Mitsubishi Estate Co. Ltd.	11,000	248,975

Mitsubishi Gas Chemical Co., Inc.	2,000	11,542

Mitsubishi Heavy Industries Ltd.	21,000	110,510

Mitsubishi Logistics Corp.	1,000	14,339

Mitsubishi Materials Corp.	32,000	92,649

Mitsubishi Tanabe Pharma Corp.	3,200	43,821

Mitsubishi UFJ Financial Group, Inc.	487,494	2,584,455

Mitsui & Co. Ltd.	46,092	653,272

Mitsui Chemicals, Inc.	18,000	43,840

Mitsui Fudosan Co. Ltd.	6,000	177,297

Mitsui OSK Lines Ltd.	28,000	93,393

Mizuho Financial Group, Inc.	621,500	1,215,826

Description	Number of Shares	Value

Mochida Pharmaceutical Co. Ltd.	3,000	$211,278

MS&AD Insurance Group Holdings	10,900	244,153

Nabtesco Corp.	1,000	21,509

Nagase & Co. Ltd.	3,000	36,739

NEC Corp.	60,000	168,435

NET One Systems Co. Ltd.	57,800	469,818

NGK Insulators Ltd.	30,000	566,049

Nikon Corp.	2,800	43,903

Nintendo Co. Ltd.	500	52,526

Nippon Electric Glass Co. Ltd.	15,000	73,214

Nippon Express Co. Ltd.	20,000	94,488

Nippon Meat Packers, Inc.	2,000	34,646

Nippon Paint Co. Ltd.	2,000	30,909

Nippon Paper Industries Co. Ltd.#	7,400	135,066

Nippon Shokubai Co. Ltd.	1,000	11,513

Nippon Steel & Sumitomo Metal Corp.	178,340	467,503

Nippon Telegraph & Telephone Corp.	17,000	941,331

Nippon Yusen KK	41,000	111,087

Nishi-Nippon City Bank Ltd.	44,000	99,849

Nissan Motor Co. Ltd.#	42,000	360,287

Nisshin Seifun Group, Inc.	7,150	83,155

Nisshin Steel Holdings Co. Ltd.	10,415	106,763

Nisshinbo Holdings, Inc.	3,000	25,676

Nitto Denko Corp.	900	38,822

NKSJ Holdings, Inc.	9,100	226,888

NOF Corp.	42,000	290,859

NOK Corp.	500	8,177

Nomura Holdings, Inc.	26,900	154,714

North Pacific Bank Ltd.	8,800	35,636

NTN Corp.*	31,000	106,128

NTT Data Corp.	1,700	65,765

NTT DoCoMo, Inc.	62,800	996,348

NTT Urban Development Corp.	600	5,270

Obara Group, Inc.	24,000	899,105

Obayashi Corp.	15,000	96,689

Odakyu Electric Railway Co. Ltd.	6,000	52,643

Oji Paper Co. Ltd.	39,000	163,653

Onward Holdings Co. Ltd.	2,000	13,440

Oriental Land Co. Ltd.	500	74,852

ORIX Corp.	1,600	23,115

Otsuka Corp.	300	35,477

Otsuka Holdings Co. Ltd.	17,200	495,130

Panasonic Corp.	5,800	63,483

Paramount Bed Holdings Co. Ltd.	7,200	216,912

Rakuten, Inc.#	2,300	29,741

Rengo Co. Ltd.	7,000	31,291

Resona Holdings, Inc.	153,200	782,222

Ricoh Co. Ltd.	18,400	211,474

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    36

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Rinnai Corp.	200	$16,628

Rohm Co. Ltd.	2,400	114,442

San-In Godo Bank Ltd.	2,000	13,185

Sankyo Co. Ltd.	700	27,970

Sankyu, Inc.	44,000	167,418

Santen Pharmaceutical Co. Ltd.	400	17,841

SBI Holdings, Inc.	4,210	47,974

Secom Co. Ltd.	1,400	80,561

Seiko Epson Corp.	16,400	446,915

Sekisui Chemical Co. Ltd.	2,000	20,287

Sekisui House Ltd.	13,400	160,824

Seven & I Holdings Co. Ltd.	1,600	63,086

Seven Bank Ltd.	1,000	3,785

Shiga Bank Ltd.	4,000	21,832

Shimamura Co. Ltd.	100	9,312

Shimano, Inc.	300	29,931

Shimizu Corp.	18,000	101,942

Shin-Etsu Chemical Co. Ltd.	2,900	170,139

Shionogi & Co. Ltd.	1,700	29,765

Showa Denko KK	19,000	25,275

SMC Corp.	10,000	2,374,432

Softbank Corp.	6,100	452,868

Sojitz Corp.	30,900	48,661

Sony Corp.	23,300	408,408

Sony Financial Holdings, Inc.	2,500	40,055

Sumco Corp.#	8,300	63,649

Sumitomo Chemical Co. Ltd.	37,000	138,612

Sumitomo Corp.	47,100	611,354

Sumitomo Electric Industries Ltd.	17,700	244,287

Sumitomo Forestry Co. Ltd.#	800	8,138

Sumitomo Heavy Industries Ltd.	8,000	33,961

Sumitomo Metal Mining Co. Ltd.	38,000	572,778

Sumitomo Mitsui Financial Group, Inc.	30,300	1,195,283

Sumitomo Mitsui Trust Holdings, Inc.	134,000	551,807

Sumitomo Realty & Development Co. Ltd.	3,000	116,203

Sumitomo Rubber Industries Ltd.	2,500	34,699

Suruga Bank Ltd.	1,000	17,137

Suzuken Co. Ltd.	1,700	61,192

Suzuki Motor Corp.	8,400	216,502

Sysmex Corp.	800	25,314

T&D Holdings, Inc.	10,100	120,427

Taisei Corp.	3,000	13,880

Taisho Pharmaceutical Holdings Co. Ltd.	200	14,731

Takashimaya Co. Ltd.	5,000	47,342

Takeda Pharmaceutical Co. Ltd.	14,000	628,279

Takeuchi Manufacturing Co. Ltd.	3,500	101,575

TDK Corp.	3,100	132,205

Teijin Ltd.	12,000	29,462

Description	Number of Shares	Value

Tobu Railway Co. Ltd.	7,000	$34,235

Toho Co. Ltd.	300	5,778

Tokai Rika Co. Ltd.	900	15,635

Tokio Marine Holdings, Inc.	51,100	1,504,984

Tokyo Broadcasting System Holdings, Inc.	700	7,600

Tokyo Electric Power Co., Inc.*	29,100	109,870

Tokyo Tatemono Co. Ltd.	3,000	23,886

Tokyu Corp.	12,000	75,473

Toppan Printing Co. Ltd.	14,000	96,268

Toray Industries, Inc.	6,000	39,145

Toshiba Corp.	10,000	39,126

Tosoh Corp.	16,000	61,036

TOTO Ltd.	1,000	14,134

Toyo Ink SC Holdings Co. Ltd.	1,000	4,079

Toyo Seikan Kaisha Ltd.	3,300	49,031

Toyo Tire & Rubber Co. Ltd.	62,000	461,505

Toyota Motor Corp.	60,300	3,253,433

Toyota Tsusho Corp.	3,700	97,318

Tsumura & Co.#	300	7,119

Ube Industries Ltd.	15,000	25,383

Ulvac, Inc.*	20,400	386,310

Unicharm Corp.	800	43,351

UNY Group Holdings Co. Ltd.	6,000	38,676

Ushio, Inc.	2,400	31,340

West Japan Railway Co.	7,300	295,827

Yahoo Japan Corp.	7,700	33,441

Yakult Honsha Co. Ltd.	400	21,597

Yamada Denki Co. Ltd.	28,000	103,252

Yamaguchi Financial Group, Inc.	13,000	119,782

Yamaha Corp.	1,900	25,424

Yamaha Motor Co. Ltd.	3,800	58,616

Yamato Holdings Co. Ltd.	1,100	22,617

Yamato Kogyo Co. Ltd.#	700	20,157

Yamazaki Baking Co. Ltd.	3,000	36,621

Yokogawa Electric Corp.	700	9,552

Yokohama Rubber Co. Ltd.	40,100	358,109

Zenkoku Hosho Co. Ltd.	19,400	433,979

TOTAL JAPAN		$65,938,992

JORDAN – 0.1%

Arab Bank PLC	22,464	273,483

Arab Potash Co.††	2,100	82,748

Bank of Jordan	8,070	28,494

Capital Bank of Jordan	23,325	61,273

Jordan Ahli Bank*	19,180	35,215

Jordan Petroleum Refinery Co.	3,218	17,452

Jordan Phosphate Mines	1,700	16,807

ANNUAL REPORT / April 30, 2014

37    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Jordan Steel	8,559	$10,638

Jordan Telecommunications Co. PSC	4,950	21,393

Jordanian Electric Power Co.	12,017	45,824

Middle East Complex for Engineering Electric and Heavy Industries PLC*,††	60	9

TOTAL JORDAN		$593,336

KAZAKHSTAN – 0.1%

Halyk Savings Bank of Kazakhstan JSC GDR	10,490	94,410

Kazakhmys PLC*	27,568	110,825

Kazkommertsbank JSC GDR*	28,000	61,600

KazMunaiGas Exploration Production JSC GDR	9,600	142,848

KCell JSC GDR	8,400	126,840

TOTAL KAZAKHSTAN		$536,523

KENYA – 0.1%

ARM Cement Ltd.	52,600	51,687

Bamburi Cement Co. Ltd.	6,600	12,895

Barclays Bank of Kenya Ltd.	135,900	26,552

East African Breweries Ltd.	25,180	84,792

Equity Bank Ltd.	141,500	62,204

Kenya Airways Ltd.*	154,800	22,239

Kenya Commercial Bank Ltd.	170,300	95,905

Kenya Power & Lighting Ltd.	58,087	9,947

Nation Media Group Ltd.	16,244	57,314

Safaricom Ltd.	782,500	117,811

Standard Chartered Bank Kenya Ltd.	10,458	37,019

TOTAL KENYA		$578,365

LATVIA – 0.0%**

Latvian Shipping Co.*	36,206	25,919

LEBANON – 0.1%

Solidere GDR#,*	19,314	249,151

LITHUANIA – 0.0%**

Apranga PVA	22,400	86,393

Invalda Privatus Kapitalas AB*,††	7,855	30,404

Lesto AB	19,018	22,664

Lietuvos Energijos Gamyba AB	10,949	8,993

Litgrid AB	8,818	7,768

Panevezio Statybos Trestas	16,900	22,977

Pieno Zvaigzdes	10,687	26,540

Siauliu Bankas*	61,853	24,885

TOTAL LITHUANIA		$230,624

MALAYSIA – 0.7%

AirAsia Bhd	27,300	18,559

Alliance Financial Group Bhd	28,800	39,511

AMMB Holdings Bhd	18,600	40,897

Description	Number of Shares	Value

Astro Malaysia Holdings Bhd	39,600	$40,382

Axiata Group Bhd	51,400	105,932

Batu Kawan Bhd	7,300	43,547

Boustead Holdings Bhd	17,400	29,573

British American Tobacco Malaysia Bhd	1,800	33,735

Bumi Armada Bhd	35,400	43,362

CIMB Group Holdings Bhd	32,500	74,744

Dialog Group Bhd	46,700	51,341

DiGi.Com Bhd	35,500	60,227

Felda Global Ventures Holdings Bhd	27,800	38,480

Gamuda Bhd	47,300	66,775

Genting Bhd	426,100	1,278,756

Genting Malaysia Bhd	44,500	57,507

Hong Leong Bank Bhd	6,400	27,438

IHH Healthcare Bhd*	39,600	48,628

IJM Corp. Bhd	24,060	47,007

IOI Corp. Bhd	37,780	57,847

IOI Properties Group Bhd*	51,089	41,929

KLCC Property Holdings Bhd	11,200	22,842

Kuala Lumpur Kepong Bhd	5,700	42,242

Lafarge Malayan Cement Bhd	16,000	44,538

Magnum Bhd	36,500	33,756

Malayan Banking Bhd	37,590	113,961

Malaysian Resources Corp. Bhd	26,900	12,933

Maxis Bhd	23,100	49,164

MMC Corp. Bhd	24,100	20,665

Muhibbah Engineering M Bhd	32,000	28,418

Petronas Chemicals Group Bhd	53,700	110,672

Petronas Dagangan Bhd	8,200	76,086

Petronas Gas Bhd	6,200	44,618

PPB Group Bhd	8,100	40,829

Public Bank Bhd	12,900	79,561

RHB Capital Bhd	18,000	45,696

Sapurakencana Petroleum Bhd*	79,917	105,479

Sime Darby Bhd	124,646	360,331

Ta Ann Holdings Bhd	19,008	24,448

Telekom Malaysia Bhd	22,900	43,479

Tenaga Nasional Bhd	28,525	103,950

UMW Holdings Bhd	15,400	50,744

WCT Holdings Bhd	40,786	28,102

YTL Corp. Bhd	57,476	28,338

YTL Power International Bhd*	37,501	18,030

TOTAL MALAYSIA		$3,775,059

MARSHALL ISLANDS – 0.0%**

Diana Shipping, Inc.#,*	2,211	24,896

MAURITIUS – 0.1%

CIM Financial Services Ltd.	191,700	50,693

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    38

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Lux Island Resorts Ltd.	7,000	$9,349

MCB Group Ltd.*	38,600	281,606

New Mauritius Hotels Ltd.*	18,900	54,586

Rogers & Co. Ltd.	7,100	46,286

State Bank of Mauritius Ltd.	3,060,000	105,235

Sun Resorts Ltd.*	24,969	33,264

TOTAL MAURITIUS		$581,019

MEXICO – 0.8%

Alfa SAB de CV	100,800	266,278

America Movil SAB de CV	651,224	656,563

Arca Continental SAB de CV	10,200	64,867

Cemex SAB de CV*	306,128	388,897

Coca-Cola Femsa SAB de CV	8,700	97,475

Compartamos SAB de CV	108,000	188,382

Empresas ICA SAB de CV*	20,800	37,235

Fomento Economico Mexicano SAB de CV	30,400	276,191

Grupo Aeroportuario del Centro Norte SAB de CV	5,400	19,788

Grupo Aeroportuario del Pacifico SAB de CV	14,700	88,485

Grupo Aeroportuario del Sureste SAB de CV	2,300	28,148

Grupo Bimbo SAB de CV	43,000	118,587

Grupo Carso SAB de CV	20,100	102,415

Grupo Elektra SA de CV	1,460	41,799

Grupo Financiero Banorte SAB de CV	59,900	397,830

Grupo Financiero Inbursa SAB de CV	86,100	220,536

Grupo Mexico SAB de CV	66,221	199,431

Grupo Televisa SAB	32,000	209,668

Impulsora del Desarrollo y El Empleo en America Latina SAB de CV*	28,295	65,121

Industrias CH SAB de CV#,*	7,500	39,785

Industrias Penoles SAB de CV	3,930	91,497

Kimberly-Clark de Mexico SAB de CV	22,000	57,410

Mexichem SAB de CV	29,605	110,317

Minera Frisco SAB de CV*	16,600	30,351

Organizacion Soriana SAB de CV*	10,800	31,295

Promotora y Operadora de Infraestructura SAB de CV*	10,400	145,236

TV Azteca SAB de CV	95,000	51,920

Wal-Mart de Mexico SAB de CV	85,200	215,560

TOTAL MEXICO		$4,241,067

MOROCCO – 0.1%

Attijariwafa Bank	2,400	93,805

Auto Hall	3,700	39,669

Banque Centrale Populaire	2,450	56,978

Banque Marocaine du Commerce et de l’Industrie	100	9,722

BMCE Bank	2,000	51,448

Description	Number of Shares	Value

Cie Generale Immobiliere	190	$16,880

Douja Promotion Groupe Addoha SA	7,120	52,697

Holcim Maroc SA	240	48,827

Lafarge Ciments	460	84,278

Maroc Telecom SA	10,200	124,648

TOTAL MOROCCO		$578,952

NETHERLANDS – 1.7%

Aegon NV	82,714	749,911

Akzo Nobel NV	3,155	242,884

ASM International NV	1,500	65,542

ASML Holding NV	2,365	194,994

Delta Lloyd NV	3,924	103,190

European Aeronautic Defence and Space Co. NV	10,768	739,329

Fugro NV#	1,474	97,575

Heineken NV#,*	34,905	2,421,268

ING Groep NV*	137,463	1,951,906

Koninklijke Ahold NV	35,524	685,296

Koninklijke Boskalis Westminster NV	1,191	67,465

Koninklijke DSM NV	3,682	263,992

Koninklijke KPN NV*	31,271	111,149

Koninklijke Philips NV	19,298	617,788

PostNL NV*	49,500	217,146

Randstad Holding NV	480	27,906

Reed Elsevier NV#	1,890	38,558

TNT Express NV	9,904	89,174

Unilever NV	6,274	268,830

TOTAL NETHERLANDS		$8,953,903

NEW ZEALAND – 0.0%**

Auckland International Airport Ltd.	17,439	59,700

Contact Energy Ltd.	8,921	43,771

Fletcher Building Ltd.	316	2,684

SKYCITY Entertainment Group Ltd.	3,557	12,974

TOTAL NEW ZEALAND		$119,129

NIGERIA – 0.1%

Dangote Cement PLC	25,500	35,875

Ecobank Transitional, Inc.††	7,768	—

FBN Holdings PLC	629,542	55,489

Guaranty Trust Bank PLC	576,410	94,113

Lafarge Cement WAPCO Nigeria PLC	36,300	24,516

Nestle Nigeria PLC	7,636	49,433

Nigerian Breweries PLC	70,380	65,714

Oando PLC	308,975	30,773

UAC of Nigeria PLC	84,600	29,785

Unilever Nigeria PLC	79,800	23,595

United Bank for Africa PLC	812,013	34,118

ANNUAL REPORT / April 30, 2014

39    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Zenith Bank PLC	535,775	$75,706

TOTAL NIGERIA		$519,117

NORWAY – 0.7%

AKER Solutions ASA	954	15,271

Atea ASA	13,300	152,705

DNB ASA#	9,287	164,202

Hexagon Composites ASA*	68,000	420,975

Nordic Semiconductor ASA*	53,100	297,466

Norsk Hydro ASA*	22,820	122,118

Orkla ASA#	4,345	35,882

Seadrill Ltd.	3,421	119,418

Statoil ASA#,*	37,064	1,124,833

Statoil ASA ADR	1,988	60,574

Storebrand ASA*	10,389	58,234

Subsea 7 SA	5,418	108,373

Telenor ASA	7,363	172,794

Yara International ASA	17,306	816,929

TOTAL NORWAY		$3,669,774

OMAN – 0.1%

Bank Dhofar SAOG	49,343	42,294

Bank Sohar	98,203	57,902

BankMuscat SAOG	53,380	85,963

Dhofar International Development & Investment Holding Co.	27,390	37,848

Galfar Engineering & Contracting SAOG	77,326	49,408

National Bank of Oman SAOG	54,311	41,192

Oman Cement Co.	32,940	66,393

Oman Flour Mills Co. SAOG	16,000	26,265

Oman Oil Marketing Co.	7,300	42,757

Oman Telecommunications Co. SAOG	31,500	121,909

Renaissance Services SAOG	11,992	20,931

TOTAL OMAN		$592,862

PANAMA – 0.0%**

Copa Holdings SA Class A	1,530	206,978

PERU – 0.2%

Alicorp SA	57,000	172,573

BBVA Banco Continental SA	14,125	27,470

Cia de Minas Buenaventura SA ADR	5,000	65,000

Cia Minera Milpo SAA	34,893	27,467

Credicorp Ltd.	2,410	359,693

Edegel SAA	37,100	34,358

Ferreycorp SAA	84,705	50,687

Grana y Montero SA	32,600	115,189

Luz del Sur SAA	12,200	40,196

Minsur SA	35,670	22,615

Sociedad Minera Cerro Verde SAA*	1,400	31,990

Description	Number of Shares	Value

Sociedad Minera el Brocal SA	4,000	$10,686

Southern Copper Corp.	6,359	191,660

Volcan Cia Minera SAA	131,613	49,692

TOTAL PERU		$1,199,276

PHILIPPINES – 0.2%

Aboitiz Equity Ventures, Inc.	31,200	39,612

Alliance Global Group, Inc.	57,000	39,828

Ayala Corp.	5,620	78,665

Ayala Land, Inc.	94,700	63,941

Bank of the Philippine Islands	27,653	56,323

BDO Unibank, Inc.	16,262	32,192

Energy Development Corp.	411,750	51,630

International Container Terminal Services, Inc.	16,400	39,768

JG Summit Holdings, Inc.	37,500	42,564

Jollibee Foods Corp.	27,600	106,487

Manila Electric Co.	6,210	39,115

Metro Pacific Investments Corp.	190,000	21,608

Metropolitan Bank & Trust	12,157	23,098

Philex Mining Corp.	216,150	43,443

Philippine Long Distance Telephone Co.	1,800	116,285

San Miguel Corp.	13,000	24,349

Semirara Mining Corp.	14,190	130,823

SM Investments Corp.	6,262	101,838

SM Prime Holdings, Inc.	200,750	73,491

Top Frontier Investment Holdings, Inc. Npv*	1,300	2,727

Universal Robina Corp.	22,900	74,998

TOTAL PHILIPPINES		$1,202,785

POLAND – 0.4%

AmRest Holdings SE*	2,700	72,966

Asseco Poland SA	7,073	105,126

Astarta Holding NV*	2,300	31,146

Bank Pekao SA	2,850	182,476

BRE Bank SA	390	63,762

Budimex SA	730	33,948

Cyfrowy Polsat SA	6,760	45,883

Eurocash SA	4,940	65,184

Getin Noble Bank SA*	54,005	65,641

Grupa Lotos SA*	2,600	33,491

ING Bank Slaski SA*	2,000	89,839

Jastrzebska Spolka Weglowa SA	1,300	17,862

Kernel Holding SA*	4,220	39,069

KGHM Polska Miedz SA*	3,080	111,342

LPP SA	50	129,473

Lubelski Wegiel Bogdanka SA	700	28,611

Netia SA*	39,573	70,712

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    40

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Orbis SA	1,520	$19,680

PGE SA	27,800	192,823

Polski Koncern Naftowy Orlen SA	7,040	105,333

Polskie Gornictwo Naftowe i Gazownictwo SA	37,780	58,773

Powszechna Kasa Oszczednosci Bank Polski SA	21,090	289,081

Powszechny Zaklad Ubezpieczen SA	1,220	172,947

Synthos SA#	11,480	18,049

Tauron Polska Energia SA	47,180	83,369

Telekomunikacja Polska SA#	26,910	91,903

TVN SA	6,950	37,807

TOTAL POLAND		$2,256,296

PORTUGAL – 0.1%

Banco Espirito Santo SA*	15,937	28,213

EDP - Energias de Portugal SA	28,687	139,296

EDP Renovaveis SA	10,506	71,959

Jeronimo Martins SGPS SA#	1,290	22,559

Portugal Telecom SGPS SA#	13,660	56,853

TOTAL PORTUGAL		$318,880

QATAR – 0.3%

Al Meera Consumer Goods Co.	1,000	50,181

Barwa Real Estate Co.	4,800	49,439

Commercial Bank of Qatar QSC	2,300	43,147

Doha Bank QSC	3,322	59,216

Gulf International Services QSC	3,625	89,608

Industries Qatar QSC	4,900	239,559

Masraf Al Rayan	14,500	192,359

Ooredoo QSC	3,140	126,778

Qatar Electricity & Water Co.	1,738	87,023

Qatar Gas Transport Co. Nakilat	14,200	93,605

Qatar Islamic Bank	2,200	52,026

Qatar National Bank SAQ	3,750	195,696

Qatar National Cement Co.	1,520	59,283

Qatar Navigation	1,703	45,839

TOTAL QATAR		$1,383,759

ROMANIA – 0.1%

Banca Transilvania*	298,163	167,330

Biofarm Bucuresti	481,487	45,171

BRD-Groupe Societe Generale*	68,300	176,268

OMV Petrom SA	1,206,500	171,726

Transelectrica SA	2,450	14,278

TOTAL ROMANIA		$574,773

RUSSIA – 0.7%

CTC Media, Inc.	1,700	14,739

Federal Hydrogenerating Co. JSC ADR	105,160	159,843

Gazprom Neft OAO ADR	1,400	27,832

Description	Number of Shares	Value

Gazprom OAO ADR	72,510	$523,522

Globaltrans Investment PLC GDR	7,280	69,306

LSR Group GDR*	17,440	52,146

Lukoil OAO ADR	6,600	348,810

Magnit OJSC GDR	7,200	338,760

Mail.ru Group Ltd. GDR*	3,190	86,672

MMC Norilsk Nickel OJSC ADR (B114RK6)	7,210	129,996

Mobile Telesystems OJSC ADR	9,500	159,220

NovaTek OAO GDR	900	92,970

Novolipetsk Steel OJSC GDR	2,800	32,508

Pharmstandard OJSC GDR*	3,313	25,692

Rosneft OAO GDR	15,500	97,232

Rostelecom OJSC ADR	4,343	56,459

Sberbank of Russia ADR	49,830	420,067

Severstal OAO GDR	5,880	41,395

Sistema JSFC GDR	5,500	130,900

Surgutneftegas OAO ADR	13,470	94,021

Tatneft OAO ADR	4,000	137,200

TMK OAO GDR	4,860	38,637

Uralkali OJSC GDR	5,000	110,750

VimpelCom Ltd. ADR	4,500	37,800

VTB Bank OJSC GDR	42,550	90,121

X5 Retail Group NV GDR*	3,800	66,804

Yandex NV*	6,000	159,000

TOTAL RUSSIA		$3,542,402

SINGAPORE – 1.0%

CapitaLand Ltd.	58,000	148,042

City Developments Ltd.	4,000	34,553

DBS Group Holdings Ltd.	92,000	1,243,104

Global Logistic Properties Ltd.	17,000	38,646

Golden Agri-Resources Ltd.	126,000	61,307

Jardine Cycle & Carriage Ltd.	1,000	37,417

Keppel Corp. Ltd.	74,900	629,096

Keppel Land Ltd.	9,000	24,838

Noble Group Ltd.	66,000	67,648

Olam International Ltd.	22,000	39,132

Oversea-Chinese Banking Corp.	19,000	146,247

Overseas Union Enterprise Ltd.	8,000	14,485

SembCorp. Industries Ltd.	5,000	21,417

SembCorp. Marine Ltd.	4,000	12,986

Singapore Airlines Ltd.	14,000	115,913

Singapore Exchange Ltd.	11,000	60,716

Singapore Press Holdings Ltd.	8,000	26,737

Singapore Technologies Engineering Ltd.	20,000	60,940

Singapore Telecommunications Ltd.	55,000	168,023

United Overseas Bank Ltd.#	116,000	2,013,369

UOL Group Ltd.	12,000	61,450

ANNUAL REPORT / April 30, 2014

41    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Vard Holdings*	155,000	$119,307

Venture Corp. Ltd.	5,000	30,589

Wilmar International Ltd.	27,000	73,223

Wing Tai Holdings Ltd.	107,000	170,695

TOTAL SINGAPORE		$5,419,880

SLOVENIA – 0.1%

Hutchison Port Holdings Trust	25,000	17,000

Krka DD Novo Mesto	2,680	236,285

Mercator Poslovni Sistem*	622	65,151

Petrol DD Ljubljana	210	81,285

Telekom Slovenije DD	800	146,504

Zavarovalnica Triglav DD	3,470	110,676

TOTAL SLOVENIA		$656,901

SOUTH AFRICA – 0.9%

African Bank Investments Ltd.#	36,266	42,986

African Rainbow Minerals Ltd.	2,100	39,465

Anglo American Platinum Ltd.*	800	38,021

AngloGold Ashanti Ltd.*	5,430	97,999

Aspen Pharmacare Holdings Ltd.	3,332	88,671

Aveng Ltd.*	21,500	46,186

AVI Ltd.	5,800	31,981

Barclays Africa Group Ltd.	7,500	109,786

Barloworld Ltd.	7,800	84,973

Bidvest Group Ltd.	8,170	224,043

Discovery Ltd.	7,999	69,342

Exxaro Resources Ltd.	4,100	55,877

FirstRand Ltd.	45,190	166,061

Foschini Group Ltd.#	4,400	45,378

Gold Fields Ltd.	15,890	66,623

Grindrod Ltd.	17,500	41,419

Growthpoint Properties Ltd.	19,600	45,272

Harmony Gold Mining Co. Ltd.*	8,390	27,737

Impala Platinum Holdings Ltd.	7,674	86,365

Imperial Holdings Ltd.	3,900	72,636

Kumba Iron Ore Ltd.#	1,560	55,478

Liberty Holdings Ltd.	3,300	39,532

Life Healthcare Group Holdings Ltd.	10,800	42,880

Massmart Holdings Ltd.#	3,274	43,335

MMI Holdings Ltd.	22,679	56,910

Mr. Price Group Ltd.	2,100	31,598

MTN Group Ltd.	39,160	784,689

Murray & Roberts Holdings Ltd.*	26,380	61,684

Nampak Ltd.	15,000	55,891

Naspers Ltd.	4,471	421,580

Nedbank Group Ltd.	2,600	55,643

Netcare Ltd.	12,300	29,813

Pick n Pay Stores Ltd.	8,300	47,328

Description	Number of Shares	Value

PPC Ltd.	10,921	$31,765

Remgro Ltd.	5,090	102,400

Reunert Ltd.	12,650	82,967

RMB Holdings Ltd.	7,800	37,374

RMI Holdings	17,600	50,188

Sanlam Ltd.	19,700	105,330

Sasol Ltd.	7,180	402,859

Shoprite Holdings Ltd.#	3,920	65,463

Sibanye Gold Ltd.	14,690	37,980

Standard Bank Group Ltd.	13,540	177,710

Steinhoff International Holdings Ltd.	27,000	140,152

Tiger Brands Ltd.	2,090	55,851

Truworths International Ltd.#	4,900	39,287

Vodacom Group Ltd.	10,520	125,444

Wilson Bayly Holmes-Ovcon Ltd.	4,800	62,041

Woolworths Holdings Ltd.	7,280	49,477

TOTAL SOUTH AFRICA		$4,773,470

SOUTH KOREA – 1.0%

BS Financial Group, Inc.	3,215	49,160

Cheil Industries, Inc.	890	56,761

Coway Co. Ltd.	1,510	119,099

Daewoo Engineering & Construction Co. Ltd.*	4,364	36,152

Doosan Heavy Industries & Construction Co. Ltd.	1,030	34,689

E-Mart Co. Ltd.	421	96,154

GS Holdings	1,300	60,515

Hana Financial Group, Inc.	2,898	101,947

Hyosung Corp.	550	39,229

Hyundai Department Store Co. Ltd.	430	55,347

Hyundai Glovis Co. Ltd.	270	63,626

Hyundai Heavy Industries Co. Ltd.	297	55,617

Hyundai Mobis	363	103,634

Hyundai Motor Co.	990	220,362

Hyundai Steel Co.	690	45,074

KB Financial Group, Inc.	2,873	97,871

KCC Corp.	120	59,692

Kia Motors Corp.	1,355	75,139

Korea Electric Power Corp.	3,540	135,324

Korea Zinc Co. Ltd.	200	65,905

Korean Air Lines Co. Ltd.*	644	20,754

KT Corp.	2,531	80,341

KT&G Corp.	800	64,105

LG Chem Ltd.	418	106,391

LG Corp.	1,030	57,316

LG Display Co. Ltd.*	2,660	70,664

LG Electronics, Inc.	770	51,194

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    42

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

LG Household & Health Care Ltd.	150	$68,518

LG Uplus Corp.	2,560	25,147

Lotte Chemical Corp.	380	59,944

Lotte Shopping Co. Ltd.	190	58,841

Macquarie Korea Infrastructure Fund	5,769	35,732

NHN Corp.	197	140,701

OCI Co. Ltd.*	270	47,295

POSCO	860	255,928

Samsung C&T Corp.	850	53,305

Samsung Card Co. Ltd.	1,000	36,243

Samsung Electro-Mechanics Co. Ltd.	270	17,298

Samsung Electronics Co. Ltd. GDR	983	1,277,624

Samsung Fire & Marine Insurance Co. Ltd.	380	90,100

Samsung Heavy Industries Co. Ltd.	1,680	45,849

Samsung Life Insurance Co. Ltd.	1,300	120,904

Samsung Securities Co. Ltd.	1,240	47,222

Shinhan Financial Group Co. Ltd.	4,050	176,377

SK Holdings Co. Ltd.	1,543	273,269

SK Hynix, Inc.*	2,590	100,637

SK Innovation Co. Ltd.	600	68,518

SK Telecom Co. Ltd.	520	107,442

S-Oil Corp.	740	43,256

Woori Finance Holdings Co. Ltd.*,††	2,990	33,711

Woori Investment & Securities Co. Ltd.	6,468	54,583

TOTAL SOUTH KOREA		$5,260,506

SPAIN – 2.4%

Abertis Infraestructuras SA	1,408	31,655

ACS Actividades de Construccion y Servicios SA	11,679	500,262

Almirall SA*	15,300	256,203

Amadeus IT Holding SA	1,985	82,493

Banco Bilbao Vizcaya Argentaria SA	380,432	4,668,315

Banco de Sabadell SA	49,403	167,921

Banco Popular Espanol SA	66,439	488,522

Banco Santander SA	358,821	3,567,800

CaixaBank	13,658	83,183

Gamesa Corp. Tecnologica SA*	38,200	378,979

Grifols SA	850	45,401

Iberdrola SA	109,825	767,160

Inditex SA#	1,681	252,220

Mapfre SA	23,156	97,501

Red Electrica Corp. SA	1,048	86,190

Repsol SA	31,896	858,466

Telefonica SA#	31,553	528,364

TOTAL SPAIN		$12,860,635

SWEDEN – 3.6%

Assa Abloy AB	2,996	158,596

Description	Number of Shares	Value

Atlas Copco AB Class A#,*	103,829	$3,005,232

Atlas Copco AB Class B#,*	3,785	102,801

Axis Communications AB#	6,700	199,799

Boliden AB	30,037	456,408

CDON Group AB*	191	778

Clas Ohlson AB	27,100	598,082

Elekta AB#	2,432	34,036

Getinge AB	2,202	64,717

Hennes & Mauritz AB#	3,398	138,382

Hexagon AB	2,016	64,242

Hexpol AB	5,000	472,148

Holmen AB	1,517	53,473

Husqvarna AB Class B	77,300	641,967

Investor AB	68,423	2,646,548

Kinnevik Investment AB	901	31,663

Lindab International AB*	33,900	422,303

Meda AB	57,175	1,023,526

Millicom International Cellular SA	224	22,151

Nordea Bank AB	66,592	962,185

Saab AB#	13,800	422,349

Sandvik AB	90,543	1,277,617

Securitas AB Class B#	25,700	310,074

Skandinaviska Enskilda Banken AB	50,282	692,497

SKF AB	4,302	111,153

SSAB AB Class A*	65,766	570,959

SSAB AB Class B#,*	1,865	14,052

Svenska Cellulosa AB	6,557	183,635

Svenska Handelsbanken AB	3,560	178,651

Swedbank AB	13,390	355,641

Swedish Match AB	1,376	47,170

Tele2 AB	3,815	48,698

Telefonaktiebolaget LM Ericsson ADR	5,941	71,233

Telefonaktiebolaget LM Ericsson Class A#	1,060	12,194

Telefonaktiebolaget LM Ericsson Class B	43,604	526,424

TeliaSonera AB	57,588	417,681

Trelleborg AB#	1,475	31,441

Volvo AB	165,109	2,602,761

TOTAL SWEDEN		$18,973,267

SWITZERLAND – 8.9%

ABB Ltd.	107,244	2,576,001

Adecco SA	2,765	231,071

Aryzta AG	2,543	234,767

Baloise Holding AG	4,451	541,140

Barry Callebaut AG	34	46,165

Bucher Industries AG	1,200	389,956

Cie Financiere Richemont SA	34,744	3,525,326

ANNUAL REPORT / April 30, 2014

43    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Clariant AG	6,591	$129,708

Credit Suisse Group AG	63,440	2,011,828

Fischer (Georg) AG*	1,033	818,090

Forbo Holdings AG	799	826,599

Geberit AG	219	72,983

Givaudan SA	43	67,767

Helvetia Holding AG	600	298,262

Holcim Ltd.	33,183	3,038,915

Julius Baer Group Ltd.*	11,542	539,658

Lonza Group AG	551	57,567

Nestle SA*	50,871	3,927,604

Novartis AG*	80,947	7,017,675

OC Oerlikon Corp. AG	1,761	28,013

Pargesa Holding SA	785	71,177

Partners Group Holding AG	162	44,324

Roche Holding AG	20,634	6,048,826

Schindler Holding AG (B11TCY0)	380	58,807

Schindler Holding AG (B11WWH2)	347	52,911

SGS SA	43	107,243

Sika AG	13	52,570

Sonova Holding AG*	100	14,430

Sulzer AG	391	60,154

Swatch Group AG	730	468,225

Swiss Life Holding AG	10,442	2,565,118

Swiss Re AG	18,922	1,652,262

Syngenta AG*	7,520	2,978,606

Temenos Group AG*	16,600	594,137

Transocean Ltd.#	654	28,168

UBS AG	185,838	3,885,262

Wolseley PLC	1,290	74,510

Zurich Financial Services AG	7,938	2,273,798

TOTAL SWITZERLAND		$47,409,623

TAIWAN – 1.3%

Acer, Inc.*	73,870	45,621

Advanced Semiconductor Engineering, Inc.	37,804	43,815

Asia Cement Corp.	42,177	55,448

Asustek Computer, Inc.	4,700	48,560

AU Optronics Corp.*	147,126	55,541

Catcher Technology Co. Ltd.	9,438	79,541

Cathay Financial Holding Co. Ltd.	65,219	92,004

Chang Hwa Commercial Bank	83,611	48,592

Cheng Shin Rubber Industry Co. Ltd.	26,358	75,588

China Development Financial Holding Corp.	192,750	55,212

China Steel Corp.	127,679	107,181

Chunghwa Telecom Co. Ltd.	72,024	224,673

Compal Electronics, Inc.	59,736	42,629

Description	Number of Shares	Value

CTBC Financial Holding Co. Ltd.	149,106	$88,630

Delta Electronics, Inc.	22,888	140,217

D-Link Corp.	36,046	23,575

E.Sun Financial Holding Co. Ltd.	42,000	25,382

Far Eastern Department Stores Co. Ltd.	68,887	64,101

Far Eastern New Century Corp.	23,795	24,348

Far EasTone Telecommunications Co. Ltd.	42,000	90,821

First Financial Holding Co. Ltd.	92,018	53,935

Formosa Chemicals & Fibre Corp.	37,198	89,922

Formosa Petrochemical Corp.	28,990	72,864

Formosa Plastics Corp.	59,601	153,552

Foxconn Technology Co. Ltd.	20,947	52,024

Fubon Financial Holding Co. Ltd.	71,314	92,100

Giant Manufacturing Co. Ltd.	14,000	109,411

Hon Hai Precision Industry Co. Ltd.	93,639	268,532

Hotai Motor Co. Ltd.	7,000	82,058

HTC Corp.	9,465	48,582

Hua Nan Financial Holdings Co. Ltd.	72,717	40,936

Innolux Corp.*	49,877	17,177

Largan Precision Co. Ltd.	1,000	62,421

Lite-On Technology Corp.	34,230	52,255

MediaTek, Inc.	11,082	173,214

Mega Financial Holding Co. Ltd.	76,175	58,270

Nan Kang Rubber Tire Co. Ltd.*	15,599	17,718

Nan Ya Plastics Corp.	55,597	121,696

Novatek Microelectronics Corp.	10,145	46,865

Pegatron Corp.	42,990	65,130

Pou Chen Corp.	37,157	47,249

President Chain Store Corp.	7,496	55,727

Quanta Computer, Inc.	16,571	45,436

Realtek Semiconductor Corp.	14,315	40,815

Shin Kong Financial Holding Co. Ltd.	68,453	20,719

Siliconware Precision Industries Co.	36,000	52,752

SinoPac Financial Holdings Co. Ltd.	64,559	28,754

Synnex Technology International Corp.	23,941	37,222

Tainan Spinning Co. Ltd.	115,165	77,417

Taishin Financial Holding Co. Ltd.	112,962	51,248

Taiwan Cement Corp.	62,057	98,435

Taiwan Cooperative Financial Holding Co. Ltd.	144,983	77,057

Taiwan Fertilizer Co. Ltd.	16,000	31,790

Taiwan Mobile Co. Ltd.	27,874	89,904

Taiwan Semiconductor Manufacturing Co. Ltd.	111,911	439,150

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	90,307	1,815,171

Tatung Co. Ltd.*	245,916	77,770

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    44

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

TSRC Corp.	18,700	$27,433

Tung Ho Steel Enterprise Corp.	37,476	31,956

Uni-President Enterprises Corp.	76,755	129,882

United Microelectronics Corp.	110,000	47,536

Walsin Lihwa Corp.*	120,000	39,340

Wistron Corp.	33,621	28,056

Yuanta Financial Holding Co. Ltd.	104,172	51,917

Yulon Motor Co. Ltd.	49,640	77,095

Zinwell Corp.	22,435	22,994

TOTAL TAIWAN		$6,652,966

THAILAND – 0.4%

Advanced Info Service PCL	23,300	174,246

Airports of Thailand PCL	7,000	42,182

Bangkok Bank PCL	12,100	70,671

Bangkok Dusit Med Service	89,000	40,705

Bangkok Expressway PCL	24,400	25,825

Banpu Public Co. Ltd.	29,000	26,885

BEC World PCL	18,000	30,454

Berli Jucker PCL	60,600	89,421

Big C Supercenter PCL	12,200	71,632

Bts Group Holdings PCL	134,400	34,680

Bumrungrad Hospital PCL	16,000	48,455

Central Pattana PCL	54,000	75,510

Charoen Pokphand Foods PCL	91,300	76,177

CP ALL PCL	98,600	127,973

Electricity Generating PCL	8,600	34,947

Glow Energy PCL	9,100	21,864

Hana Microelectronics PCL	113,100	112,716

Indorama Ventures PCL	46,100	33,905

Intouch Holdings PCL Class F	17,200	41,459

IRPC PCL	269,900	30,693

Kasikornbank PCL	16,600	100,800

Krung Thai Bank PCL	93,750	52,437

PTT Exploration & Production PCL	26,409	130,168

PTT Global Chemical PCL	24,800	53,455

PTT Global Chemical PCL (Foreign)	1,681	3,623

PTT PCL	13,500	130,578

Ratchaburi Electricity Generating Holding PCL	19,500	32,088

Siam Cement PCL	4,700	63,325

Siam City Cement PCL	1,000	11,928

Siam Commercial Bank PCL	23,600	120,698

Thai Beverage PCL	242,369	114,061

Thai Oil PCL	15,800	25,511

Thai Union Frozen Products PCL	20,664	44,700

TMB Bank PCL	302,900	21,529

Total Access Communication PCL	18,100	69,637

Description	Number of Shares	Value

True Corp. PCL*	184,000	$38,381

TOTAL THAILAND		$2,223,319

TUNISIA – 0.0%**

Banque de Tunisie	7,750	46,000

Carthage Cement*	21,000	41,373

Ennakl	4,230	24,869

Poulina Group Holding	7,600	24,718

Soc Tunisienne D’Assur Reass*	230	20,499

Societe Moderne de Ceramique	11,100	19,856

Tunisie Profiles Aluminium	7,500	19,795

TOTAL TUNISIA		$197,110

TURKEY – 0.5%

Akbank TAS	41,103	143,463

Akenerji Elektrik Uretim AS*	1	—

Anadolu Efes Biracilik Ve Malt Sanayii AS	7,963	95,222

Arcelik AS	9,420	57,995

BIM Birlesik Magazalar AS	5,520	127,442

Coca-Cola Icecek AS	2,500	58,547

Dogan Sirketler Grubu Holding AS*	85,907	29,293

Dogus Otomotiv Servis ve Ticaret AS	6,600	24,974

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	53,700	70,191

Enka Insaat ve Sanayi AS	27,960	84,747

Eregli Demir ve Celik Fabrikalari TAS	72,356	100,402

Haci Omer Sabanci Holding AS	24,348	102,625

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS*	82,673	59,121

KOC Holding AS	34,628	154,644

Koza Altin Isletmeleri AS	2,800	27,913

Koza Anadolu Metal Madencilik Isletmeleri AS*	11,200	13,579

Petkim Petrokimya Holding AS*	16,518	23,468

TAV Havalimanlari Holding AS	9,700	77,635

Tekfen Holding AS	18,500	46,698

Tofas Turk Otomobil Fabrikasi AS	6,100	37,266

Tupras Turkiye Petrol Rafinerileri AS	7,536	169,525

Turk Hava Yollari	22,042	70,462

Turk Telekomunikasyon AS	25,727	77,124

Turkcell Iletisim Hizmetleri AS*	26,668	155,344

Turkiye Garanti Bankasi AS	56,023	205,090

Turkiye Halk Bankasi AS	13,054	87,169

Turkiye Is Bankasi	30,292	71,299

Turkiye Sinai Kalkinma Bankasi AS	34,937	31,603

Turkiye Vakiflar Bankasi Tao	22,040	46,031

Ulker Biskuvi Sanayi AS	6,181	47,128

Yapi ve Kredi Bankasi AS	28,578	59,415

ANNUAL REPORT / April 30, 2014

45    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Yazicilar Holding AS	6,080	$55,285

TOTAL TURKEY		$2,410,700

UKRAINE – 0.0%**

Avangardco Investments Public Ltd. GDR*	3,100	27,885

Ferrexpo PLC	26,750	65,759

MHP SA GDR	4,100	48,216

TOTAL UKRAINE		$141,860

UNITED ARAB EMIRATES – 0.3%

Aabar Investments PJSC*,††	83,600	—

Abu Dhabi Commercial Bank PJSC	49,070	103,806

Abu Dhabi National Hotels	50,000	43,562

Air Arabia PJSC	146,400	52,614

Aldar Properties PJSC	73,140	80,051

Arabtec Holding Co.*	111,186	270,931

DP World Ltd.	10,600	196,100

Dubai Financial Market	56,800	56,136

Emaar Properties PJSC	71,960	213,552

First Gulf Bank PJSC	23,660	111,763

National Bank of Abu Dhabi PJSC	29,445	114,238

Union National Bank PJSC	37,126	72,777

TOTAL UNITED ARAB EMIRATES		$1,315,530

UNITED KINGDOM – 14.4%

3i Group PLC	43,635	279,810

Aberdeen Asset Management PLC	7,766	57,273

Admiral Group PLC	27,674	653,209

Aggreko PLC	1,822	48,512

Ahli United Bank BSC	77,175	62,047

Alent PLC	17,900	96,107

AMEC PLC	28,457	593,375

Anglo American PLC	79,875	2,133,488

Antofagasta PLC	1,765	23,453

ARM Holdings PLC	11,008	165,692

Ashtead Group PLC	46,600	688,048

Associated British Foods PLC	2,442	122,496

AstraZeneca PLC	30,213	2,379,169

Aviva PLC	81,319	721,502

Babcock International Group PLC	46,362	934,630

BAE Systems PLC	90,500	611,197

Banco Santander SA - Temp Line*,††	5,725	56,924

Barclays PLC	255,478	1,087,857

Barclays PLC ADR#	48,929	837,175

Barratt Developments PLC	1,885	11,760

BG Group PLC	210,187	4,251,436

BHP Billiton PLC	23,337	756,124

BP PLC	211,194	1,780,038

Description	Number of Shares	Value

BP PLC ADR	56,228	$2,846,261

British American Tobacco PLC	21,798	1,257,577

Britvic PLC*	66,000	807,338

BT Group PLC	262,983	1,636,206

Bunzl PLC	1,783	50,605

Burberry Group PLC	2,540	63,684

Carnival PLC ADR#	2,155	86,006

Centrica PLC	117,643	655,470

Chemring Group PLC	46,900	177,376

CNH Industrial NV	2,965	34,553

Cobham PLC	6,837	35,635

Compass Group PLC	14,382	228,741

Computacenter PLC	23,040	253,242

Croda International PLC	858	37,317

Dairy Crest Group PLC	13,900	108,402

Debenhams PLC	148,800	201,489

Diageo PLC	128,201	3,934,040

Direct Line Insurance Group	73,100	308,924

Evraz PLC*	15,456	25,130

Experian PLC	24,737	474,458

Fresnillo PLC	17,676	254,122

G4S PLC	8,277	32,981

GKN PLC	108,933	706,259

GlaxoSmithKline PLC	60,298	1,661,483

Glencore Xstrata PLC	454,873	2,446,091

Grainger PLC	29,000	104,537

HSBC Holdings PLC (0540528)	120,677	1,230,853

HSBC Holdings PLC (404280406)	33,408	1,714,499

HSBC Holdings PLC (6158163)	48,400	490,995

IMI PLC	2,116	53,590

Imperial Tobacco Group PLC*	2,627	113,413

InterContinental Hotels Group PLC	1,584	53,970

International Consolidated Airlines Group SA*	4,810	32,818

Intertek Group PLC	1,153	56,572

Investec PLC	3,817	33,609

ITV PLC	21,905	67,311

J Sainsbury PLC	99,935	566,424

Johnson Matthey PLC	1,139	62,942

Kingfisher PLC	52,509	370,670

Kuwait Finance House	27,120	80,077

Lloyds Banking Group PLC*	3,196,328	4,066,916

Lloyds Banking Group PLC ADR#,*	82,972	428,965

London Stock Exchange Group PLC	2,311	70,702

Meggitt PLC	6,123	49,281

Melrose Industries PLC	8,062	38,862

Mitie Group PLC	40,200	215,905

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    46

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Mondi PLC	9,300	$154,272

National Grid PLC	11,377	161,450

National Industries Group Class H	55,400	50,256

Next PLC	1,639	180,426

Old Mutual PLC	140,824	474,819

Pace PLC	57,500	354,060

Pearson PLC	90,194	1,688,815

Petrofac Ltd.	2,059	50,512

Playtech PLC*	18,000	202,708

Plus500 Ltd.	105,600	1,026,082

Premier Foods PLC*	201,280	195,408

Prudential PLC	42,717	979,790

Randgold Resources Ltd.	3,232	260,839

Reckitt Benckiser Group PLC	27,966	2,254,637

Reed Elsevier PLC	3,692	54,356

Resolution Ltd.	142,233	716,352

Rexam PLC*	4,216	35,307

Rio Tinto PLC	4,800	261,322

Rolls Royce Holdings C Shares*	34,801,408	58,758

Rolls-Royce Holdings PLC	259,712	4,604,202

Royal Bank of Scotland Group PLC ADR*	21,776	221,244

Royal Bank of Scotland Group PLC*	4,992	25,184

Royal Dutch Shell PLC	71,311	2,824,046

Royal Dutch Shell PLC ADR	7,962	626,928

Royal Dutch Shell PLC (B03MLX2)	22,154	877,886

Royal Dutch Shell PLC ADR (780259107)#	23,933	2,025,928

Royal Dutch Shell PLC Class B	47,677	2,028,535

SABMiller PLC	5,890	320,267

Sage Group PLC	11,021	79,343

Schroders PLC	648	27,965

Severn Trent PLC	2,536	78,998

Shire PLC	17,316	987,598

Smith & Nephew PLC	4,929	76,522

Smiths Group PLC	1,864	42,015

SSE PLC	2,269	58,422

Standard Chartered PLC	12,627	273,207

Tate & Lyle PLC	30,682	363,141

Telecom Plus PLC	8,800	229,999

Tesco PLC	111,217	550,095

Tullow Oil PLC	7,765	115,371

Unilever PLC	6,914	308,648

Vedanta Resources PLC	4,126	65,902

Vesuvius PLC	33,100	233,044

Vodafone Group PLC	297,479	1,124,813

Vodafone Group PLC ADR	23,770	902,309

Weir Group PLC	1,346	61,132

Whitbread PLC	1,014	69,851

WM Morrison Supermarkets PLC*	188,245	638,522

Description	Number of Shares	Value

WPP PLC	47,874	$1,029,774

TOTAL UNITED KINGDOM		$76,608,683

UNITED STATES – 0.5%

Freeport-McMoRan Copper & Gold, Inc.	77,704	2,670,687

TOTAL COMMON STOCKS
(COST $410,099,436)		$494,223,192

INVESTMENT COMPANY – 2.4%

DFA International Small Cap Value Portfolio	597,274	12,841,383

TOTAL INVESTMENT COMPANY
(COST $10,768,843)		$12,841,383

PREFERRED STOCKS – 0.9%

BRAZIL – 0.8%

AES Tiete SA	3,080	24,256

Alpargatas SA	10,197	50,168

Banco Bradesco SA	138,212	2,051,718

Bradespar SA	2,600	22,691

Braskem SA	3,300	22,481

Cia Brasileira de Distribuicao Grupo Pao de Acucar	823	38,973

Cia Energetica de Minas Gerais	12,676	95,450

Cia Energetica de Sao Paulo	3,500	40,906

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,760	23,637

Gerdau SA	10,000	60,052

Itau Unibanco Holding SA	20,390	335,330

Itausa - Investimentos Itau SA	33,224	146,023

Klabin SA	43,000	43,969

Lojas Americanas SA	6,022	45,778

Marcopolo SA	33,800	62,150

Metalurgica Gerdau SA	3,500	25,602

Oi SA	17,000	16,316

Petroleo Brasileiro SA	56,059	413,576

Telefonica Brasil SA	4,910	103,320

Usinas Siderurgicas de Minas Gerais SA*	5,800	22,734

Vale SA	23,741	281,943

TOTAL BRAZIL		$3,927,073

CHILE – 0.0%**

Embotelladora Andina SA	10,300	41,437

Sociedad Quimica y Minera de Chile SA	3,740	119,248

TOTAL CHILE		$160,685

COLOMBIA – 0.0%**

Grupo Argos SA	2,418	26,645

Grupo Aval Acciones y Valores	84,500	57,160

TOTAL COLOMBIA		$83,805

CROATIA – 0.0%**

Adris Grupa DD	579	28,018

ANNUAL REPORT / April 30, 2014

47    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

GERMANY – 0.1%

Bayerische Motoren Werke AG	1,210	$119,019

Henkel AG & Co. KGaA	1,401	156,019

Porsche Automobil Holding SE	1,198	131,883

Volkswagen AG#	901	242,625

TOTAL GERMANY		$649,546

PHILIPPINES – 0.0%**

Ayala Land Voting††	178,200	400

RUSSIA – 0.0%**

Surgutneftegas OAO ADR	9,400	67,210

TOTAL PREFERRED STOCKS
(COST $4,538,923)		$4,916,737

MONEY MARKET FUND – 2.0%

Dreyfus Cash Management Fund,
Institutional Shares, 0.03%^	10,658,757	10,658,757

TOTAL MONEY MARKET FUND
(COST $10,658,757)		$10,658,757

RIGHTS – 0.0%**

AUSTRALIA – 0.0%**

Transurban Group*,††	1,960	768

BRAZIL – 0.0%**

Ambev SA*	60	7

Klabin SA*,††	260	93

TOTAL BRAZIL		$100

BULGARIA – 0.0%**

Petrol AD Sofia*,††	37,250	—

EGYPT – 0.0%**

Egypt Kuwait Holding Co.-Rts*	7,684	1,306

ROMANIA – 0.0%**

Transelectrica SA, Expire To Be Determined at RON 10.00*,††	2,450	50

SPAIN – 0.0%**

Banco Santander SA#,*	36	8

TAIWAN – 0.0%**

e. Sun Financial Holding Co. Ltd.*,††	3,825	412

UNITED KINGDOM – 0.0%**

Babcock International Group*	1,838	12,413

TOTAL RIGHTS
(COST $7)		$15,057

CALL WARRANTS – 1.0%

Citigroup Global Markets -

Bank Alfalah Ltd., Expire 1/20/15*,•,Ω	129,000	35,477

Boubyan Petrochemicals Co., Expire 3/24/16*	37,700	100,587

DG Khan Cement Co. Ltd., Expire 1/17/17*,•,Ω	43,500	38,773

Description	Number of Shares	Value

Fauji Fertilizer Co. Ltd., Expire 1/17/17*,•,Ω	37,000	$42,558

Hub Power Co Ltd./The, Expire 1/17/17*,•,Ω	69,299	40,350

Lucky Cement Ltd., Expire 1/20/15*,•,Ω	23,200	83,652

MCB Bank Ltd., Expire 1/20/15*,•,Ω	46,530	133,317

Mebanee, Expire 7/27/2014*	19,800	83,116

Mobile Telecommunications Co., Expire 3/24/16*	73,500	169,957

National Bank of Pakistan, Expire 1/20/15*,•,Ω	55,000	31,924

Nishat Mills Ltd., Expire 1/17/17*,•,Ω	18,900	22,124

Oil & Gas Development Co. Ltd., Expire 1/20/15*,•,Ω	43,200	110,459

OTC Pharm, Expire 5/23/14*,††	3,313	6,175

Pakistan State Oil Co. Ltd., Expire 1/17/17*,•,Ω	13,090	53,832

Pakistan Telecommunication Co. Ltd., Expire 1/20/15*,•,Ω	91,800	26,428

Peugeot SA, Expire 4/29/17*	11,715	22,413

SUI Southern Gas Co. Ltd., Expire 1/20/15*,•,Ω	91,500	28,206

Sun Hung Kai Properties Ltd., Expire 5/22/16*	2,166	1,458

JPMorgan Chase Bank NA -

FPT Corp., Expire 1/13/15*,•,Ω	24,950	80,589

HAGL JSC, Expire 3/03/15*	59,408	73,072

Hoa Phat Group JSC, Expire 3/03/15*	26,225	61,366

Masan Group Corp., Expire 7/07/16*	27,330	123,532

PetroVietnam Drilling & Well Services JSC, Expire 12/15/14*,•,Ω	14,520	58,225

PetroVietnam Fertilizer & Chemicals JSC, Expire 12/09/14*,•,Ω	24,830	40,473

Pha Lai Thermal Power JSC, Expire 1/13/15*,•,Ω	38,600	37,828

Saudi Pharmaceutical Industries Ltd., Expire 9/24/15*	1,988	25,973

Vietnam Joint Stock Commercial Bank for Industry and Trade, Expire 10/27/16*	80,698	59,717

Vingroup JSC, Expire 12/16/14*,•,Ω	31,800	97,308

Merrill Lynch International & Co. -

ABB India Ltd., Expire 6/05/17*	2,560	35,855

Adani Ports and Special Economic Zone, Expire 12/17/14*	21,000	65,799

Aditya Birla Nuvo Ltd., Expire 6/11/15*,•,Ω	1,600	29,193

Ambuja Cements Ltd., Expire 6/11/15*,•,Ω	17,000	55,692

Axis Bank Ltd., Expire 3/16/15*,•,Ω	2,560	64,353

Bharat Heavy Electricals Ltd., Expire 8/17/15*	16,020	47,993

Bharti Airtel Ltd., Expire 2/08/16*	31,700	172,144

Cairn India Ltd., Expire 11/14/16*	8,870	49,194

Cipla Ltd., Expire 9/09/15*	11,100	72,888

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    48

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Coal India Ltd., Expire 11/02/15*	14,980	$71,305

Colgate-Palmolive India Ltd., Expire 8/10/17*	2,500	59,265

Container Corp. of India, Expire 2/02/15*,•,Ω	3,750	59,512

DLF Ltd., Expire 2/01/16*	11,800	27,212

Dr. Reddy’s Laboratories Ltd., Expire 12/17/15*	1,400	62,588

Essar Oil Ltd., Expire 3/27/17*	23,290	22,356

Grasim Industries Ltd., Expire 4/18/16*	300	13,046

HCL Technologies Ltd., Expire 8/17/15*	3,500	81,032

HDFC Bank Ltd., Expire 5/26/15*,•,Ω	15,430	184,919

Hero Motocorp Ltd., Expire 4/18/16*	2,200	80,124

Hindustan Unilever Ltd., Expire 12/14/15*	9,900	93,414

Housing Development Finance Corp., Expire 8/19/15*	20,500	305,268

Idea Cellular Ltd., Expire 2/14/17*	24,300	54,182

IDFC Ltd., Expire 7/29/15*	32,000	59,190

Indian Oil Corp. Ltd., Expire 7/29/16*	9,400	40,985

ITC Ltd., Expire 8/04/15*	23,500	132,397

Jaiprakash Associates Ltd., Expire 6/15/15*,•,Ω	50,500	45,187

Jindal Steel & Power Ltd., Expire 10/8/15*	9,510	40,202

Kotak Mahindra Bank Ltd., Expire 3/27/17*	7,400	98,308

Larsen & Toubro Ltd., Expire 6/10/14*	3,535	75,810

Mahindra & Mahindra Ltd., Expire 12/10/15*	4,400	78,157

Maruti Suzuki India Ltd., Expire 11/30/15*	1,000	31,839

Nestle India Ltd., Expire 9/17/15*	570	44,831

NTPC Ltd., Expire 10/06/14*,•,Ω	54,303	104,180

Oil & Natural Gas Corp. Ltd., Expire 2/28/16*	28,400	153,295

Piramal Enterprises Ltd., Expire 1/19/18*	4,505	40,437

Power Grid Corp. of India Ltd., Expire 3/27/17*	36,900	64,664

Ranbaxy Laboratories Ltd., Expire 10/26/15*	5,000	39,136

Reliance Capital Ltd., Expire 8/30/16*	7,700	45,144

Reliance Communications Ltd., Expire 12/28/15*	16,729	33,973

Reliance Infrastructure Ltd., Expire 2/11/16*	4,900	41,254

Reliance Power Ltd., Expire 3/27/17*	23,200	26,244

Sesa Goa Ltd., Expire 12/04/14*	17,500	53,739

Steel Authority, Expire 5/30/18*	32,680	36,602

Sun Pharmaceutical Industries Ltd., Expire 2/02/15*,•,Ω	12,000	125,782

Suzlon Energy Ltd., Expire 8/15/15*	163,300	35,273

Tata Consultancy Services Ltd., Expire 8/06/14*	5,840	211,685

Tata Power Co. Ltd., Expire 9/17/15*	33,500	43,295

Tata Steel Ltd., Expire 12/23/14*,•,Ω	4,750	31,526

Ultratech Cement Ltd., Expire 6/10/14*	1,871	63,021

Description	Number of Shares	Value

United Spirits Ltd., Expire 1/13/16*	1,200	$54,921

TOTAL CALL WARRANTS
(COST $4,973,387)		$5,247,300

CERTIFICATES – 0.3%

Citigroup Global Markets -

Al-Qurain Petrochemicals Co., Expire 3/24/16*	40,000	35,575

Boubyan Bank K.S.C., Expire 3/24/16*	16,371	32,031

Burgan Banking, Expire 3/30/16*	15,943	31,194

Commercial Bank of Kuwait, Expire 3/17/17*	19,200	50,544

Gulf Bank, Expire 3/24/16*	42,000	56,777

Gulf Cable & Electrical Ind., Expire 3/24/16*	12,500	34,241

Kuwait Food Co., Expire 3/24/16*	9,600	94,941

Kuwait Real Estate Co., Expire 3/24/16*	120,000	40,128

National Bank of Kuwait, Expire 3/24/16*	70,455	245,628

HSBC Bank PLC -

Agility Public Warehousing K.S.C., Expire 10/17/16*	19,000	54,073

Al Rajhi Bank, Expire 2/16/15*	3,575	61,483

Alinma Bank, Expire 2/23/15*	4,730	23,206

Almarai Co. Ltd., Expire 11/24/14*	2,070	37,945

Arab National Bank, Expire 5/11/15*	4,380	32,467

Etihad Etisalat Co., Expire 12/05/14*	2,000	51,061

Jarir Marketing Co., Expire 5/4/15*	495	26,661

National Industrialization Co., Expire 5/04/15*	5,332	44,783

Samba Financial, Expire 2/10/15*	2,333	25,193

Saudi Arabian Fertilizer Co., Expire 5/11/2015*	826	35,624

Saudi Basic Industries Corp., Expire 2/23/2015*	1,830	55,625

Saudi Cement Co., Expire 8/10/15*	960	27,645

Saudi Electricity Co., Expire 3/27/2015*	5,670	22,148

Saudi Industrial Investment Group, Expire 3/27/2015*	3,310	31,507

Saudi Kayan Petrochemical Co., Expire 3/27/2015*	5,500	23,830

Saudi Telecom Co., Expire 5/11/15*	2,200	38,569

Savola, Expire 2/02/15*	3,150	59,003

Sultan Center Food Production, Expire 7/27/15*	100,000	34,863

TOTAL CERTIFICATES
(COST $1,140,796)		$1,306,745

REAL ESTATE INVESTMENT TRUSTS – 0.6%

AUSTRALIA – 0.1%

CFS Retail Property Trust Group	9,654	18,027

Federation Centres Ltd.	15,794	36,535

Shopping Centres Australasia Property Group	2,111	3,403

ANNUAL REPORT / April 30, 2014

49    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Stockland	25,350	$91,610

Westfield Group	4,442	45,186

Westfield Retail Trust	10,178	30,163

TOTAL AUSTRALIA		$224,924

CANADA – 0.0%**

H&R Real Estate Investment Trust	1,200	25,269

FRANCE – 0.5%

Unibail-Rodamco SE#	9,988	2,694,460

HONG KONG – 0.0%**

Link REIT	17,500	87,015

NETHERLANDS – 0.0%**

Corio NV#	1,053	49,283

NIGERIA – 0.0%**

Afriland Properties PLC*,††	24,606	—

SINGAPORE – 0.0%**

Keppel REIT	3,696	3,567

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $2,515,272)		$3,084,518

TOTAL INVESTMENTS IN SECURITIES – 99.9%
(COST $444,695,421)		$532,293,689

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.0%

REPURCHASE AGREEMENTS – 7.0%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $8,829,019, collateralized by U.S. Government & Treasury Securities 0.13% to 9.00%, maturing 05/01/14 to 05/01/44; total market value of $9,005,585.	$8,829,004	$8,829,004

Daiwa Capital Markets America, 0.07%, dated 04/30/14, due 05/01/14, repurchase price $8,829,021, collateralized by U.S. Government & Treasury Securities 1.32% to 6.50%, maturing 06/01/17 to 03/01/48; total market value of $9,005,584.	8,829,004	8,829,004

HSBC Securities USA, Inc., 0.04%, dated 04/30/14, due 05/01/14, repurchase price $8,829,014, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 05/06/14 to 07/15/32; total market value of $9,005,682.	8,829,004	8,829,004

Description	Par Value	Value

Nomura Securities International, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $1,858,695, collateralized by U.S. Treasury Securities 0.13% to 6.13%, maturing 07/15/14 to 02/15/44; total market value of $1,895,866.	$1,858,692	$1,858,692

RBS Securities, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $8,829,019, collateralized by U.S. Government Securities 0.25% to 6.75%, maturing 07/15/14 to 07/15/32; total market value of $9,005,614.	8,829,004	8,829,004

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $37,174,708)		$37,174,708

TOTAL INVESTMENTS – 106.9%
(COST $481,870,129)		$569,468,397

COLLATERAL FOR SECURITIES ON LOAN – (7.0%)		(37,174,708)

OTHER ASSETS LESS LIABILITIES – 0.1%		686,904

TOTAL NET ASSETS – 100.0%		$532,980,593

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    50

Wilmington Multi-Manager International Fund (continued)

Cost of investments for Federal income tax purposes is $490,221,276. The net unrealized appreciation/(depreciation) of investments was $79,247,121. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $107,625,511 and net unrealized depreciation from investments for those securities having an excess of cost over value of $28,378,390.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks	$493,542,635	$680,557	$—	$494,223,192

Investment Company	12,841,383	—	—	12,841,383

Preferred Stocks	4,916,337	400	—	4,916,737

Money Market Fund	10,658,757	—	—	10,658,757

Rights	13,827	1,230	—	15,057

Call Warrants	5,241,125	6,175	—	5,247,300

Certificates	1,306,745	—	—	1,306,745

Real Estate Investment Trusts	3,084,518	—	—	3,084,518

Repurchase Agreements	—	37,174,708	—	37,174,708

Total Investments	531,605,327	37,863,070	—	569,468,397

Other Financial Instruments^

Forward Foreign Currency Contracts	—	6,838	—	6,838

Total Assets	$531,605,327	$37,869,908	$—	$569,475,235

Liabilities

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$(4,887)	$—	$(4,887)

Total Liabilities	$—	$(4,887)	$—	$(4,887)

^

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

ANNUAL REPORT / April 30, 2014

51    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

At April 30, 2014, the Wilmington Multi-Manager International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2014	Bank of New York	6,143,900 Japanese Yen	$60,241	$60,096	$ (145)
5/1/2014	Bank of New York	2,404,675 Japanese Yen	23,567	23,521	(46)
5/1/2014	Bank of New York	921,670 Australian Dollar	855,528	856,228	700
5/1/2014	Bank of New York	14,411 Australian Dollar	13,377	13,388	11
5/1/2014	Bank of New York	10,959 Pound Sterling	18,420	18,503	83
5/2/2014	Bank of New York	14,800,852 Japanese Yen	144,725	144,773	48
5/2/2014	Bank of New York	3,638,010 Japanese Yen	35,573	35,585	12
5/2/2014	Bank of New York	1,932,360 Japanese Yen	18,895	18,901	6
5/2/2014	Bank of New York	1,910,945 Japanese Yen	18,685	18,692	7
5/2/2014	Bank of New York	1,526,906 Japanese Yen	14,930	14,935	5
5/2/2014	Bank of New York	1,429,837 Swedish Krona	219,210	219,900	690
5/2/2014	Bank of New York	774,435 Swedish Krona	118,730	119,103	373
5/2/2014	Bank of New York	93,144 Australian Dollar	86,432	86,531	99
5/2/2014	Bank of New York	72,500 Swiss Franc	82,409	82,377	(32)
5/2/2014	Bank of New York	24,878 Pound Sterling	41,811	42,003	192
5/2/2014	Bank of New York	16,769 Australian Dollar	15,560	15,578	18
5/5/2014	Bank of New York	2,125,840 Swedish Krona	325,299	326,911	1,612
5/5/2014	Bank of New York	1,566,585 Swedish Krona	239,721	240,909	1,188
5/5/2014	Bank of New York	462,526 Swedish Krona	70,776	71,127	351
5/5/2014	Bank of New York	422,547 Norwegian Krone	70,596	71,070	474
5/5/2014	Bank of New York	56,323 Swedish Krona	8,619	8,661	42
5/5/2014	Bank of New York	34,157 Euro	47,174	47,387	213
5/5/2014	Bank of New York	28,517 Swiss Franc	32,427	32,403	(24)
5/5/2014	Bank of New York	27,383 Euro	37,818	37,989	171
5/5/2014	Bank of New York	22,337 Swiss Franc	25,400	25,380	(20)
5/5/2014	Bank of New York	14,711 Australian Dollar	13,674	13,661	(13)
5/6/2014	Bank of New York	900,145 Swedish Krona	138,468	138,422	(46)
5/6/2014	Bank of New York	486,395 Norwegian Krone	81,889	81,805	(84)
5/6/2014	Bank of New York	351,448 Swedish Krona	54,063	54,045	(18)
5/6/2014	Bank of New York	88,556 Swedish Krona	13,622	13,618	(4)
5/6/2014	Bank of New York	71,657 Swedish Krona	11,023	11,019	(4)
5/6/2014	Bank of New York	47,192 Euro	65,275	65,470	195
5/6/2014	Bank of New York	33,570 Euro	46,433	46,572	139
5/6/2014	Bank of New York	30,934 Pound Sterling	52,035	52,225	190
5/6/2014	Bank of New York	11,626 Swiss Franc	13,221	13,211	(10)
5/7/2014	Bank of New York	29,391,639 Japanese Yen	287,910	287,504	(406)
5/7/2014	Bank of New York	26,504,538 Japanese Yen	259,629	259,263	(366)
5/7/2014	Bank of New York	22,935,780 Japanese Yen	224,671	224,354	(317)
5/7/2014	Bank of New York	10,774,832 Japanese Yen	105,546	105,397	(149)
5/7/2014	Bank of New York	7,308,822 Japanese Yen	71,595	71,494	(101)
5/7/2014	Bank of New York	3,942,155 Japanese Yen	38,616	38,561	(55)
5/7/2014	Bank of New York	3,437,767 Japanese Yen	33,675	33,628	(47)
5/7/2014	Bank of New York	2,920,732 Japanese Yen	28,610	28,570	(40)
5/7/2014	Bank of New York	1,527,452 Japanese Yen	14,962	14,941	(21)
CONTRACTS SOLD
5/2/2014	Bank of New York	7,518,388 Japanese Yen	73,516	73,540	(24)

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    52

Wilmington Multi-Manager International Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
5/2/2014	Bank of New York	4,085,815 Japanese Yen	$39,952	$39,965	$ (13)
5/2/2014	Bank of New York	754,011 Hong Kong Dollar	97,247	97,255	(8)
5/2/2014	Bank of New York	339,741 Hong Kong Dollar	43,817	43,821	(4)
5/2/2014	Bank of New York	249,032 Hong Kong Dollar	32,118	32,121	(3)
5/2/2014	Bank of New York	201,309 Hong Kong Dollar	25,963	25,965	(2)
5/2/2014	Bank of New York	182,719 Hong Kong Dollar	23,566	23,568	(2)
5/2/2014	Bank of New York	78,951 Euro	109,285	109,533	(248)
5/2/2014	Bank of New York	76,070 Malaysian Ringgit	23,269	23,295	(26)
5/2/2014	Bank of New York	66,582 Euro	92,163	92,372	(209)
5/2/2014	Bank of New York	60,354 Hong Kong Dollar	7,784	7,785	(1)
5/2/2014	Bank of New York	55,298 Euro	76,544	76,718	(174)
5/2/2014	Bank of New York	19,250 Euro	26,646	26,707	(61)
5/2/2014	Bank of New York	15,964 Pound Sterling	26,831	26,954	(123)
5/2/2014	Bank of New York	11,494 Australian Dollar	10,622	10,678	(56)
5/2/2014	Bank of New York	4,525 Pound Sterling	7,605	7,640	(35)
5/5/2014	Bank of New York	1,044,232 Hong Kong Dollar	134,684	134,690	(6)
5/5/2014	Bank of New York	494,114 Hong Kong Dollar	63,730	63,733	(3)
5/5/2014	Bank of New York	378,430 Hong Kong Dollar	48,810	48,812	(2)
5/5/2014	Bank of New York	313,778 Swedish Krona	48,015	48,253	(238)
5/5/2014	Bank of New York	242,084 Hong Kong Dollar	31,224	31,225	(1)
5/5/2014	Bank of New York	233,130 Hong Kong Dollar	30,069	30,070	(1)
5/5/2014	Bank of New York	161,735 Norwegian Krone	27,021	27,203	(182)
5/5/2014	Bank of New York	147,803 Hong Kong Dollar	19,063	19,064	(1)
5/5/2014	Bank of New York	84,543 Malaysian Ringgit	25,878	25,880	(2)
5/5/2014	Bank of New York	77,751 Hong Kong Dollar	10,028	10,028	—
5/5/2014	Bank of New York	64,002 Euro	88,393	88,792	(399)
5/5/2014	Bank of New York	35,695 Swiss Franc	40,357	40,559	(202)
5/5/2014	Bank of New York	28,950 Euro	40,043	40,163	(120)
5/5/2014	Bank of New York	25,072 Hong Kong Dollar	3,234	3,234	—
5/5/2014	Bank of New York	14,356 Euro	19,828	19,917	(89)
5/5/2014	Bank of New York	9,691 Euro	13,380	13,444	(64)
5/5/2014	Bank of New York	8,393 Euro	11,587	11,643	(56)
5/6/2014	Bank of New York	113,238 Norwegian Krone	19,064	19,045	19
5/6/2014	Bank of New York	45,147 Euro	62,447	62,633	(186)
5/6/2014	Bank of New York	28,609 Euro	39,572	39,690	(118)
5/6/2014	Bank of New York	24,427 Pound Sterling	41,089	41,240	(151)
5/6/2014	Bank of New York	20,845 Pound Sterling	35,065	35,194	(129)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$1,951

At April 30, 2014, the Wilmington Multi-Manager International Fund had the following outstanding foreign exchange contracts:

Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2014	Bank of New York	73,188 Canadian Dollar	$66,818	$66,774	$(44)
5/1/2014	Bank of New York	40,075 Canadian Dollar	36,587	36,563	(24)
5/1/2014	Bank of New York	32,144 Canadian Dollar	29,347	29,327	(20)
5/1/2014	Bank of New York	13,504 Canadian Dollar	12,329	12,321	(8)

ANNUAL REPORT / April 30, 2014

53    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED (continued)
5/2/2014	Bank of New York	109,911 Canadian Dollar	$100,135	$100,279	$ 144
5/2/2014	Bank of New York	41,941 Canadian Dollar	38,211	38,266	55
5/2/2014	Bank of New York	12,973 Canadian Dollar	11,819	11,836	17
5/2/2014	Bank of New York	6,996 Canadian Dollar	6,374	6,383	9
CONTRACTS SOLD
5/1/2014	Bank of New York	7,181 Pound Sterling	12,080	12,125	(45)
5/2/2014	Warburg, Dillion, Read Corp.	374,354 Hong Kong Dollar	48,283	48,285	(2)
5/2/2014	Bank of New York	210,989 Canadian Dollar	192,223	192,499	(276)
5/2/2014	Bank of New York	132,732 Canadian Dollar	120,927	121,101	(174)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FOREIGN EXCHANGE CONTRACTS					$(368)

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

54

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Alternatives Fund†

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Common Stocks	40.6%

Corporate Bonds	18.6%

Investment Companies	10.9%

U.S. Government Obligations	16.1%

Purchased Options	0.2%

Cash Equivalents[1]	18.5%

Securities Sold Short	(16.8)%

Written Options	(0.8)%

Other Assets and Liabilities – Net[2]	12.7%

TOTAL	100.0%

(1)	Cash Equivalents include investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

COMMON STOCKS – 40.6%

AUTOMOBILES – 1.4%

Bayerische Motoren Werke AGÖ	23,091	$2,888,938

BEVERAGES – 1.5%

Beam, Inc.	38,660	3,226,950

CAPITAL MARKETS – 0.5%

BGC Partners, Inc.	138,766	994,952

COMMERCIAL BANKS – 1.4%

Aozora Bank Ltd.	630,000	1,873,331

Commerzbank AG*	63,000	1,119,194

TOTAL COMMERCIAL BANKS		$2,992,525

COMMUNICATIONS EQUIPMENT – 0.8%

Finisar Corp.*,Ö	65,240	1,706,026

COMPUTERS & PERIPHERALS – 2.0%

Nokia OYJ ADR*	555,000	4,162,500

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.3%

Ziggo NV	63,800	2,768,679

ENERGY EQUIPMENT & SERVICES – 1.3%

Dresser-Rand Group, Inc.*,Ö	47,215	2,853,675

Description	Number of Shares	Value

FOOD PRODUCTS – 1.4%

Danone SAÖ	39,724	$2,929,700

HEALTH CARE PROVIDERS & SERVICES – 0.2%

Accretive Health, Inc.*	57,500	462,875

HOTELS, RESTAURANTS & LEISURE – 1.2%

Thomas Cook Group PLC*	882,459	2,602,918

IT SERVICES – 1.6%

InterXion Holding NV*,Ö	127,119	3,286,026

MEDIA – 10.4%

Atresmedia Corp. de Medios de Comunicacion SAÖ	180,895	2,592,460

Cablevision Systems Corp.Ö	176,678	2,950,523

Perform Group PLC*,Ö	755,777	2,749,881

Promotora de Informaciones*	5,528,069	3,075,410

Schibsted ASA GroupÖ	50,026	2,873,152

Societe Television Francaise 1	102,170	1,736,380

Time Warner Cable, Inc.	23,000	3,253,580

Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SAÖ	399,053	2,878,297

TOTAL MEDIA		$22,109,683

METALS & MINING – 1.4%

Barrick Gold Corp.	33,125	578,693

ANNUAL REPORT / April 30, 2014

55	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund† (continued)

Description	Number of Shares	Value

Newmont Mining Corp.	92,500	$2,296,775

TOTAL METALS & MINING		$2,875,468

MULTI-UTILITIES – 0.8%

Veolia Environnement SA	89,219	1,663,573

OIL, GAS & CONSUMABLE FUELS – 3.1%

Africa Oil Corp.*	211,310	1,611,912

John Wood Group PLC	131,469	1,739,143

Lundin Petroleum AB*,Ö	154,016	3,290,090

TOTAL OIL, GAS & CONSUMABLE FUELS		$6,641,145

PERSONAL PRODUCTS – 0.2%

Avon Products, Inc.	30,000	458,400

PHARMACEUTICALS – 3.5%

Allergan, Inc.	34,800	5,771,232

GlaxoSmithKline PLCÖ	62,990	1,735,660

TOTAL PHARMACEUTICALS		$7,506,892

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%

Applied Micro Circuits Corp.*	102,121	991,595

NVIDIA Corp.	170,000	3,139,900

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$4,131,495

THRIFTS & MORTGAGE FINANCE – 0.5%

Aareal Bank AG*	24,239	1,098,792

WIRELESS TELECOMMUNICATION SERVICES – 4.1%

T-Mobile US, Inc.*	196,600	5,758,414

Vodafone Group PLC ADR	76,300	2,896,348

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$8,654,762

TOTAL COMMON STOCKS (COST $85,301,950)		$86,015,974

INVESTMENT COMPANIES – 10.9%

ALTERNATIVE INVESTMENT FUND – 3.7%
Arbitrage Fund, Class I	612,670	7,860,555

EQUITY FUNDS – 7.2%

Professionally Managed Portfolios - The Osterweis Strategic Income Fund, Class I	1,264,349	15,197,472

TOTAL INVESTMENT COMPANIES (COST $22,868,541)		$23,058,027

	Par Value

CORPORATE BONDS – 18.6%

AEROSPACE & DEFENSE – 1.0%

TransDigm, Inc., Company Guaranteed, 7.75%, 12/15/18	$2,000,000	$2,142,500

BEVERAGES – 0.9%

Beverages & More, Inc., Sr. Secured, 10.00%, 11/15/18•,Ω	1,850,000	1,910,125

Description	Par Value	Value

DIVERSIFIED FINANCIAL SERVICES – 0.6%

Jefferies Finance LLC / JFIN Co.-Issuer Corp., Sr. Unsecured, 6.88%, 4/15/22•,Ω	$1,250,000	$1,259,375

ENVIORNMENTAL CONTROL – 1.3%

ADS Waste Holdings, Inc., Company Guaranteed, 8.25%, 10/01/20	2,525,000	2,755,406

FOOD – 0.5%

Michael Foods Holding, Inc., Sr. Unsecured, 8.50%, 7/15/18•,Ω	1,000,000	1,043,750

HEALTH CARE PROVIDERS & SERVICES – 1.0%

Tenet Healthcare Corp., Sr. Unsecured, 8.13%, 4/01/22	2,000,000	2,230,000

LODGING – 1.0%

Marina District Finance Co., Inc., Sr. Secured, 9.88%, 8/15/18	2,000,000	2,130,000

MACHINERY – 1.5%

BlueLine Rental Finance Corp., Secured, 7.00%, 2/01/19•,Ω	2,650,000	2,848,750

Vander Intermediate Holding II Corp., Sr. Unsecured, 9.75%, 2/01/19•,Ω	285,000	300,675

TOTAL MACHINERY		$3,149,425

OFFICE/BUSINESS EQUIPMENT – 0.2%

CDW LLC / CDW Finance Corp., Company Guaranteed, 12.54%, 10/12/17	415,000	432,339

RETAIL – 3.5%

Burlington Coat Factory Warehouse Corp., Company Guaranteed, 10.00%, 2/15/19	2,227,000	2,466,402

Burlington Holdings LLC / Burlington Holding Finance, Inc., Sr. Unsecured, 9.00%, 2/15/18•,Ω	577,000	591,425

Michaels Finco Holding LLC / Michaels Finco, Inc., Sr. Unsecured, 7.50%, 8/01/18•,Ω	2,000,000	2,057,500

Neiman Marcus Group Ltd., Inc., Company Guaranteed, 8.75%, 10/15/21•,Ω	2,000,000	2,220,000

TOTAL RETAIL		$7,335,327

SOFTWARE – 1.0%

First Data Corp., Company Guaranteed, 11.75%, 8/15/21	2,000,000	2,137,500

TELECOMMUNICATIONS – 6.1%

Altice SA, Company Guaranteed, 7.75%, 5/15/22•,Ω	2,500,000	2,609,375

Intelsat Jackson Holdings SA, Company Guaranteed, 7.25%, 10/15/20	2,000,000	2,165,000

Intelsat Jackson Holdings SA, Company Guaranteed, 7.50%, 4/01/21	150,000	165,000

Level 3 Financing, Inc., Company Guaranteed, 8.13%, 7/01/19	2,000,000	2,200,000

Sprint Corp., Company Guaranteed, 7.25%, 9/15/21•,Ω	2,025,000	2,212,312

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	56

Wilmington Multi-Manager Alternatives Fund† (continued)

Description	Par Value	Value

West Corp.,

Company Guaranteed, 7.88%, 1/15/19	$1,825,000	$1,957,313

Wind Acquisition Finance SA,

Company Guaranteed, 7.38%, 4/23/21•,Ω	1,500,000	1,545,000

TOTAL TELECOMMUNICATIONS		$12,854,000

TOTAL CORPORATE BONDS (COST $39,040,960)		$39,379,747

U.S. GOVERNMENT OBLIGATIONS –16.1%

U.S. TREASURY BILLS – 15.6%

0.09%, 5/01/14Ö,‡	25,000,000	24,999,983

0.09%, 10/16/14Ö,‡	4,150,000	4,149,318

0.09%, 1/08/15Ö,‡	4,000,000	3,998,738

TOTAL U.S. TREASURY BILLS		$33,148,039

U.S. TREASURY NOTES – 0.5%

0.25%, 1/31/15Ö	1,000,000	1,001,288

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $34,146,137)		$34,149,327

	Number of Shares

MONEY MARKET FUND – 18.5%

Dreyfus Cash Management Fund,
Institutional Shares, 0.03%^	39,204,937	$39,204,937

TOTAL MONEY MARKET FUND (COST $39,204,937)		$39,204,937

	Contracts

PURCHASED OPTIONS – 0.2%

CALL OPTIONS – 0.0%**

S&P 500 Index, Strike Price $1,965.00, Expiring 5/09/2014	19	$190

S&P 500 Index, Strike Price $1,970.00, Expiring 5/12/2014	19	67

S&P 500 Index, Strike Price $1,985.00, Expiring 5/05/2014	19	—

S&P 500 Index, Strike Price $1,985.00, Expiring 5/14/2014	19	36

S&P 500 Index, Strike Price $1,985.00, Expiring 5/17/2014	19	237

S&P 500 Index, Strike Price $1,990.00, Expiring 5/07/2014	20	—

S&P 500 Index, Strike Price $1,995.00, Expiring 5/19/2014	19	60

S&P 500 Index, Strike Price $1,995.00, Expiring 5/23/2014	22	385

S&P 500 Index, Strike Price $2,000.00, Expiring 5/27/2014	22	191

Description	Contracts	Value

S&P 500 Index, Strike Price $2,005.00, Expiring 5/21/2014	23	$55

S&P 500 Index, Strike Price $2,005.00, Expiring 5/28/2014	22	219

S&P 500 Index, Strike Price $2,010.00, Expiring 5/02/2014	19	95

TOTAL CALL OPTIONS		$1,535

PUT OPTIONS – 0.2%

Allergan, Inc., Strike Price $140.00, Expiring 6/21/2014	97	5,820

Allergan, Inc., Strike Price $145.00, Expiring 6/21/2014	98	9,065

Allergan, Inc., Strike Price $150.00, Expiring 5/17/2014	41	1,435

Allergan, Inc., Strike Price $150.00, Expiring 6/21/2014	70	8,400

Nokia OYJ, Strike Price $6.00, Expiring 6/21/2014	1,250	6,250

NVIDIA Corp., Strike Price $16.00, Expiring 6/21/2014	1,700	27,200

S&P 500 Index, Strike Price $1,645.00, Expiring 5/09/2014	19	285

S&P 500 Index, Strike Price $1,645.00, Expiring 5/12/2014	19	274

S&P 500 Index, Strike Price $1,665.00, Expiring 5/05/2014	19	5

S&P 500 Index, Strike Price $1,675.00, Expiring 5/14/2014	19	670

S&P 500 Index, Strike Price $1,685.00, Expiring 5/07/2014	20	62

S&P 500 Index, Strike Price $1,685.00, Expiring 5/23/2014	22	1,760

S&P 500 Index, Strike Price $1,695.00, Expiring 5/17/2014	19	1,140

S&P 500 Index, Strike Price $1,695.00, Expiring 5/19/2014	19	1,298

S&P 500 Index, Strike Price $1,700.00, Expiring 5/27/2014	22	2,793

S&P 500 Index, Strike Price $1,705.00, Expiring 5/02/2014	19	285

S&P 500 Index, Strike Price $1,705.00, Expiring 5/21/2014	23	2,009

S&P 500 Index, Strike Price $1,705.00, Expiring 5/28/2014	22	4,289

T-Mobile US, Inc., Strike Price $23.00, Expiring 6/21/2014	170	6,970

T-Mobile US, Inc., Strike Price $26.00, Expiring 8/16/2014	466	65,240

T-Mobile US, Inc., Strike Price $27.00, Expiring 8/16/2014	1,330	234,080

TOTAL PUT OPTIONS		$379,330

TOTAL PURCHASED OPTIONS (COST $452,529)		$380,865

ANNUAL REPORT / April 30, 2014

57	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund† (continued)

Description		Value
TOTAL INVESTMENTS IN SECURITIES – 104.9%
(COST $221,015,054)		$222,188,877

	Number of Shares

SECURITIES SOLD SHORT – (16.8%)

COMMON STOCKS – (3.2%)

CAPITAL MARKETS – (0.4%)

Deutsche Bank AG	(20,500)	$(903,274)

MEDIA – (2.6%)

Comcast Corp.	(66,125)	(3,422,630)

Liberty Global PLC, Series A	(14,559)	(579,739)

Liberty Global PLC, Series C	(35,919)	(1,380,367)

TOTAL MEDIA		$(5,382,736)

PHARMACEUTICALS – (0.2%)

Valeant Pharmaceuticals International, Inc.*	(2,789)	(372,917)

TOTAL COMMON STOCKS		$(6,658,927)

INVESTMENT COMPANIES – (13.6%)

EQUITY FUNDS – (13.6%)

iShares Core S&P 500 ETF	(26,313)	(4,987,366)

iShares MSCI EMU ETF	(475,552)	(20,472,514)

iShares MSCI United Kingdom Index Fund	(23,719)	(510,433)

Market Vectors Gold Miners	(120,000)	(2,893,200)

TOTAL EQUITY FUNDS		$(28,863,513)

TOTAL INVESTMENT COMPANIES		$(28,863,513)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $33,796,963)		$(35,522,440)

	Contracts

WRITTEN OPTIONS – (0.8%)

CALL OPTIONS – (0.8%)

Allergan, Inc., Strike Price $160.00, Expiring 6/21/2014	(264)	$(242,880)

Allergan, Inc., Strike Price $165.00, Expiring 6/21/2014	(42)	(22,680)

Avon Products, Inc., Strike Price $15.00, Expiring 5/02/2014	(300)	(24,000)

Nokia OYJ, Strike Price $7.00, Expiring 6/21/2014	(5,550)	(388,500)

NVIDIA Corp., Strike Price $18.00, Expiring 6/21/2014	(850)	(91,800)

NVIDIA Corp., Strike Price $19.00, Expiring 6/21/2014	(850)	(55,250)

S&P 500 Index, Strike Price $1,875.00, Expiring 5/09/2014	(19)	(34,960)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,880.00, Expiring 5/12/2014	(19)	$(29,966)

S&P 500 Index, Strike Price $1,895.00, Expiring 5/05/2014	(19)	(8,449)

S&P 500 Index, Strike Price $1,895.00, Expiring 5/14/2014	(19)	(17,077)

S&P 500 Index, Strike Price $1,895.00, Expiring 5/17/2014	(19)	(20,045)

S&P 500 Index, Strike Price $1,900.00, Expiring 5/07/2014	(20)	(7,711)

S&P 500 Index, Strike Price $1,905.00, Expiring 5/19/2014	(19)	(13,574)

S&P 500 Index, Strike Price $1,905.00, Expiring 5/23/2014	(22)	(18,260)

S&P 500 Index, Strike Price $1,910.00, Expiring 5/27/2014	(22)	(18,157)

S&P 500 Index, Strike Price $1,915.00, Expiring 5/21/2014	(23)	(11,369)

S&P 500 Index, Strike Price $1,915.00, Expiring 5/28/2014	(22)	(13,201)

S&P 500 Index, Strike Price $1,920.00, Expiring 5/02/2014	(19)	(285)

T-Mobile US, Inc., Strike Price $25.00, Expiring 6/21/2014	(170)	(88,400)

T-Mobile US, Inc., Strike Price $30.00, Expiring 8/16/2014	(1,330)	(327,845)

T-Mobile US, Inc., Strike Price $31.00, Expiring 8/16/2014	(466)	(95,763)

Vodafone Gorup PLC, Strike Price $36.00, Expiring 6/21/2014	(763)	(189,224)

TOTAL CALL OPTIONS		$(1,719,396)

PUT OPTIONS – 0.0%**

S&P 500 Index, Strike Price $1,735.00, Expiring 5/09/2014	(19)	(665)

S&P 500 Index, Strike Price $1,735.00, Expiring 5/12/2014	(19)	(986)

S&P 500 Index, Strike Price $1,755.00, Expiring 5/05/2014	(19)	(173)

S&P 500 Index, Strike Price $1,765.00, Expiring 5/14/2014	(19)	(1,960)

S&P 500 Index, Strike Price $1,775.00, Expiring 5/07/2014	(20)	(577)

S&P 500 Index, Strike Price $1,775.00, Expiring 5/23/2014	(22)	(7,260)

S&P 500 Index, Strike Price $1,785.00, Expiring 5/17/2014	(19)	(3,895)

S&P 500 Index, Strike Price $1,785.00, Expiring 5/19/2014	(19)	(4,814)

S&P 500 Index, Strike Price $1,790.00, Expiring 5/27/2014	(22)	(10,385)

S&P 500 Index, Strike Price $1,795.00, Expiring 5/02/2014	(19)	(285)

S&P 500 Index, Strike Price $1,795.00, Expiring 5/21/2014	(23)	(8,280)

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	58

Wilmington Multi-Manager Alternatives Fund† (continued)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,795.00, Expiring 5/28/2014	(22)	$(13,201)

TOTAL PUT OPTIONS		$(52,481)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $1,888,564)		$(1,771,877)

Description	Value

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS – 87.3%
$184,894,560

OTHER ASSETS LESS LIABILITIES – 12.7%	26,791,459

TOTAL NET ASSETS – 100.0%	$211,686,019

Cost of investments for Federal income tax purposes is $222,653,063. The net unrealized appreciation/(depreciation) of investments was $(464,186). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,230,342 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,694,528.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks	$86,015,974	$—	$—	$86,015,974

Investment Companies	23,058,027	—	—	23,058,027

Corporate Bonds	—	39,379,747	—	39,379,747

U.S. Government Obligations	—	34,149,327	—	34,149,327

Money Market Fund	39,204,937	—	—	39,204,937

Purchased Options	364,460	16,405	—	380,865

Total Investments	148,643,398	73,545,479	—	222,188,877

Other Financial Instruments^

Financial Futures Contracts	23,658	—	—	23,658

Forward Foreign Currency Contracts	—	35,559	—	35,559

Total Assets	$148,667,056	$73,581,038	$—	$222,248,094

Liabilities

Other Financial Instruments^

Financial Futures Contracts	$(76,575)	$—	$—	$(76,575)

Forward Foreign Currency Contracts	—	(176,540)	—	(176,540)

Securities Sold Short	(35,522,440)	—	—	(35,522,440)

Written Options	(1,526,342)	(245,535)	—	(1,771,877)

Total Liabilities	$(37,125,357)	$(422,075)	$—	$(37,547,432)

^

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as financial futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. Securities sold short and written options are reported at their market value at period end.

ANNUAL REPORT / April 30, 2014

59	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund† (concluded)

At April 30, 2014, the Wilmington Multi-Manager Alternatives Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2014	Bank of New York	2,467,965 Swedish Krona	$376,921	$379,558	$2,637
5/2/2014	Bank of New York	1,472,295 Pound Sterling	2,476,252	2,485,808	9,556
5/2/2014	Bank of New York	980,820 Euro	1,358,995	1,360,738	1,743
5/5/2014	Bank of New York	2,929,742 Swedish Krona	446,199	450,535	4,336
5/5/2014	Bank of New York	883,494 Euro	1,220,635	1,225,698	5,063
5/6/2014	Bank of New York	2,478,834 Swedish Krona	381,042	381,187	145
5/6/2014	Bank of New York	971,678 Pound Sterling	1,640,678	1,640,494	(184)
5/6/2014	Bank of New York	651,581 Euro	903,287	903,958	671
5/7/2014	Bank of New York	191,384,429 Japanese Yen	1,874,732	1,872,005	(2,727)
5/30/2014	Bank of New York	1,624,000 Swiss Franc	1,836,689	1,845,622	8,933
CONTRACTS SOLD
5/1/2014	Bank of New York	3,089,710 Pound Sterling	5,192,165	5,216,637	(24,472)
5/2/2014	Bank of New York	10,883,435 Norwegian Krone	1,811,672	1,830,903	(19,231)
5/2/2014	Bank of New York	1,110,596 Swiss Franc	1,262,772	1,261,897	875
5/5/2014	Bank of New York	1,632,530 Swiss Franc	1,845,918	1,855,000	(9,082)
5/30/2014	Bank of New York	25,894,000 Swedish Krona	3,952,558	3,980,116	(27,558)
5/30/2014	Bank of New York	16,839,000 Norwegian Krone	2,799,827	2,829,309	(29,482)
5/30/2014	Bank of New York	11,315,000 Euro	15,676,084	15,696,747	(20,663)
5/30/2014	Bank of New York	3,218,000 Swedish Krona	489,869	494,632	(4,763)
5/30/2014	Bank of New York	2,886,000 Pound Sterling	4,848,624	4,871,544	(22,920)
5/30/2014	Bank of New York	2,762,000 Swedish Krona	424,368	424,542	(174)
5/30/2014	Bank of New York	1,624,000 Swiss Franc	1,846,840	1,845,622	1,218
5/30/2014	Bank of New York	1,504,000 Pound Sterling	2,528,991	2,538,739	(9,748)
5/30/2014	Bank of New York	851,000 Pound Sterling	1,436,863	1,436,481	382
5/30/2014	Bank of New York	846,000 Euro	1,168,766	1,173,614	(4,848)
5/30/2014	Bank of New York	673,000 Euro	932,933	933,621	(688)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(140,981)

At April 30, 2014, the Wilmington Multi-Manager Alternatives Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
Norwegian Krone Cross Futures	June 2014	25	$ 2,530,761	$2,503,554	$(27,207)
Swedish Krona Cross Futures	June 2014	9	884,447	900,491	16,044
SHORT POSITIONS:
Australian Dollar Future	June 2014	63	5,834,974	5,838,210	(3,236)
Canadian Dollar Future	June 2014	10	898,985	912,600	(13,615)
Euro Future	June 2014	190	32,908,733	32,941,250	(32,517)
Swiss Franc Future	June 2014	31	4,413,101	4,405,487	7,614
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(52,917)

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

60

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Inflation-Linked & Fixed Income Securities:

Foreign Government Inflation-Linked Securities	21.6%

U.S. Government Inflation-Linked Securities	13.5%

Foreign Government Securities	2.2%

Exchange-Traded Fund	1.5%

Corporate Bonds	0.7%

U.S. Government Agency Obligations	0.3%

Mortgage-Backed Securities	0.2%

Asset-Backed Securities	0.2%

U.S. Treasury	0.1%

Real Estate Related Securities:

Real Estate Investment Trusts	25.3%

Common Stocks	10.6%

Exchange-Traded Funds	4.0%

Preferred Stocks	0.0%[3]

Warrants	0.0%[3]

Commodity Related Securities:

Investment Companies	8.3%

Exchange-Traded Fund	3.8%

Structured Note	1.0%

Written Options	0.0%[3]

Short-Term Investments

Cash Equivalents[1]	7.1%

Other Assets and Liabilities – Net[2]	(0.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Par Value		Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 40.3%

ASSET-BACKED SECURITIES – 0.2%

COLLATERALIZED LOAN OBLIGATION – 0.1%

MAGI Funding PLC,
Series I-A, Class A, 1.31%, 4/11/21•,Ω	153,028	EUR	$209,645

DIVERSIFIED FINANCIAL SERVICES – 0.1%

Venture VII CDO Ltd., Series 2006-7A, Class A1A, 0.46%, 1/20/22Δ,•,Ω	$367,566		361,398

Description	Par Value	Value

WHOLE LOAN – 0.0%**

Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M2, 1.10%, 4/25/36Δ	$241,321	$199,640

TOTAL ASSET-BACKED SECURITIES
(COST $744,817)		$770,683

ANNUAL REPORT / April 30, 2014

61	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 0.7%

FINANCIALS – 0.7%

Ally Financial, Inc., Company Guaranteed, 5.50%, 2/15/17	$569,000	$620,921

CIT Group, Inc., Sr. Unsecured, 4.25%, 8/15/17	594,000	622,215

Eksportfinans ASA, Sr. Unsecured, 5.50%, 6/26/17	1,000,000	1,073,750

Ford Motor Credit Co. LLC, Sr. Unsecured,

5.63%, 9/15/15	400,000	425,760

8.00%, 6/01/14	200,000	201,263

International Lease Finance Corp., Sr. Unsecured, 8.63%, 9/15/15	200,000	219,625

Intesa Sanpaolo SpA, Bank Guaranteed, 3.13%, 1/15/16	100,000	102,946

TOTAL FINANCIALS		$3,266,480

TOTAL CORPORATE BONDS (COST $3,164,171)		$3,266,480

EXCHANGE-TRADED FUNDS – 1.5%

DEBT FUND – 1.5%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund#	280,000	7,014,000

TOTAL EXCHANGE-TRADED FUNDS (COST $7,001,180)		$7,014,000

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 21.6%

GOVERNMENT – 21.6%

Australia Government Bond, Sr. Unsecured,

2.50%, 9/20/30	250,000AUD	280,181

4.00%, 8/20/20	1,650,000AUD	2,839,740

Brazil Notas do Tesouro Nacional Series B,

6.00%, 5/15/35	300,000BRL	308,375

6.00%, 5/15/45	1,508,000BRL	1,527,515

6.00%, 8/15/50	800,000BRL	807,149

Bundesrepublik Deutschland Bundesob-ligation Inflation Linked Bond, 0.75%, 4/15/18	16,182,217EUR	24,759,898

Canadian Government Bond, 4.00%, 12/01/31	787,443CAD	1,103,692

Colombian Tesoreria, 3.00%, 3/25/33	3,195,186,529COP	1,452,256

Deutsche Bundesrepublik Inflation Linked Bond,

0.10%, 4/15/23	490,000EUR	708,689

0.50%, 4/15/30	150,000EUR	212,551

1.75%, 4/15/20	315,044EUR	494,002

France Government Bond OAT, 0.10%, 7/25/21	3,200,000EUR	4,495,751

Description	Par Value	Value

0.25%, 7/25/24	200,000EUR	$276,056

1.00%, 7/25/17	678,306EUR	993,792

1.10%, 7/25/22	500,000EUR	808,014

1.30%, 7/25/19	106,389EUR	160,736

1.80%, 7/25/40	227,138EUR	381,418

2.10%, 7/25/23	350,000EUR	623,270

2.25%, 7/25/20	242,010EUR	388,468

3.15%, 7/25/32	367,809EUR	715,309

3.40%, 7/25/29	124,938EUR	243,915

1.85%, 7/25/27	780,000EUR	1,329,308

Italy Buoni Poliennali Del Tesoro,

2.25%, 4/22/17	3,999,000EUR	5,746,898

2.55%, 10/22/16	1,899,525EUR	2,749,805

2.35%, 9/15/24	1,500,000EUR	2,163,939

Japanese Government CPI Linked Bond, Sr. Unsecured,

0.10%, 9/10/23	68,340,000JPY	729,597

0.10%, 3/10/24	49,950,000JPY	533,035

1.40%, 3/10/18	14,925,000JPY	169,443

Mexican Udibonos,

4.00%, 11/15/40	10,300,086MXN	835,841

4.50%, 11/22/35	9,785,082MXN	852,531

New Zealand Government Bond, Sr. Unsecured, 3.00%, 9/20/30	1,825,000NZD	1,615,554

Poland Government Bond, 3.00%, 8/24/16	2,346,494PLN	808,154

Sweden Government Bond,

3.50%, 12/01/28	2,200,000SEK	569,244

4.00%, 12/01/20	900,000SEK	219,602

Thailand Government Bond, Unsecured, 1.25%, 3/12/28	39,068,286THB	1,069,549

U.K. Gilt Inflation Linked,

0.13%, 3/22/24	419,352GBP	740,210

0.13%, 3/22/29	1,370,176GBP	2,386,477

0.13%, 3/22/44	3,753,129GBP	6,634,891

0.13%, 3/22/68	50,891GBP	96,303

0.38%, 3/22/62	129,320GBP	268,397

0.50%, 3/22/50	488,285GBP	994,197

0.63%, 3/22/40	352,131GBP	698,453

0.63%, 11/22/42	2,870,832GBP	5,817,153

0.75%, 3/22/34	3,283,140GBP	6,421,092

0.75%, 11/22/47	1,125,372GBP	2,424,162

1.13%, 11/22/37	816,816GBP	1,767,390

1.25%, 11/22/27	1,244,101GBP	2,518,743

1.25%, 11/22/32	351,141GBP	741,996

1.25%, 11/22/55	396,690GBP	1,049,841

1.88%, 11/22/22	160,650GBP	329,954

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	62

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value		Value

2.50%, 4/16/20	250,000	GBP	$1,541,434

2.50%, 7/17/24	150,000	GBP	841,064

TOTAL GOVERNMENT			$98,245,034

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $94,223,205)			$98,245,034

FOREIGN GOVERNMENT SECURITIES – 2.2%

GOVERNMENT – 2.2%

Autonomous Community of Catalonia, Sr. Unsecured, 4.75%, 6/04/18	100,000	EUR	152,317

Brazil Notas do Tesouro Nacional Series F,

10.00%, 1/01/23	12,630,000	BRL	4,966,016

10.00%, 1/01/25	3,100,000	BRL	1,185,335

Hellenic T-Bill, Series 26W, 0.00%, 10/10/14‡	500,000	EUR	687,174

Mexican Bonos de Proteccion al Ahorro, 3.56%, 4/01/18Δ	15,500,000	MXN	1,193,190

Slovenia Government International Bond, Sr. Unsecured, 4.70%, 11/01/16•,Ω	200,000	EUR	300,863

South Africa Government Bond, Series R207, 7.25%, 1/15/20	15,475,000	ZAR	1,421,620

TOTAL GOVERNMENT			$9,906,515

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $10,191,939)			$9,906,515

MORTGAGE-BACKED SECURITIES – 0.2%

WHOLE LOAN – 0.2%

Rise Ltd., 2014-1, Class A, 4.75%, 2/15/39††	$300,000		305,481

WAMU Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

2.05%, 11/25/36Δ	401,266		345,064

2.43%, 3/25/37Δ	176,995		150,702

TOTAL WHOLE LOAN			$801,247

TOTAL MORTGAGE-BACKED SECURITIES (COST $730,269)			$801,247

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.3%

FEDERAL HOME LOAN BANK (FHLB) – 0.3%

Federal Home Loan Bank Discount Notes, 0.06%, 7/23/14‡	1,600,000		1,599,818

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,599,779)			$1,599,818

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 13.5%

U.S. TREASURY INFLATION INDEXED BONDS – 9.3%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/19	5,500,000		5,625,192

0.63%, 1/15/24	8,000,000		8,167,398

0.75%, 2/15/42	1,870,000		1,749,551

Description	Par Value	Value

1.38%, 1/15/20	$500,000	$590,097

1.75%, 1/15/28	6,300,000	7,951,955

2.00%, 1/15/26	2,018,000	2,757,097

2.38%, 1/15/27	800,000	1,122,185

2.38%, 1/15/25	923,000	1,368,572

2.50%, 1/15/29	4,750,000	6,415,322

3.38%, 4/15/32	320,000	596,054

3.63%, 4/15/28	2,700,000	5,407,159

3.88%, 4/15/29	350,000	716,734

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$42,467,316

U.S. TREASURY INFLATION INDEXED NOTES – 4.2%

U.S. Treasury Inflation Indexed Note,

0.13%, 1/15/22	5,650,000	5,794,202

0.38%, 7/15/23	50,000	50,439

0.63%, 7/15/21	1,510,000	1,633,289

1.13%, 1/15/21	1,200,000	1,376,893

1.25%, 7/15/20	1,000,000	1,168,075

1.63%, 1/15/15ø	400,000	503,681

1.63%, 1/15/18#	1,750,000	2,134,636

1.88%, 7/15/15ø	1,900,000	2,400,307

2.00%, 1/15/16	508,000	637,215

2.13%, 1/15/19	2,100,000	2,576,221

2.38%, 1/15/17	550,000	701,822

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$18,976,780

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $61,301,667)		$61,444,096

U.S. TREASURY – 0.1%

U.S. TREASURY BILL – 0.1%

U.S. Treasury Bill, 0.04%, 8/21/14‡,ø	208,000	207,984

U.S. TREASURY NOTE – 0.0%**

U.S. Treasury Note, 0.25%, 3/31/15ø	200,000	200,290

TOTAL U.S. TREASURY (COST $408,175)		$408,274

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $179,365,202)		$183,456,147

	Number of Shares

REAL ESTATE RELATED SECURITIES – 39.9%

COMMON STOCKS – 10.6%

DEPARTMENT STORES – 0.4%

Lifestyle International Holdings Ltd.	835,400	$1,635,683

DIVERSIFIED REAL ESTATE ACTIVITIES – 4.9%

CapitaLand Ltd.	562,150	1,434,857

ANNUAL REPORT / April 30, 2014

63	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

City Developments Ltd.	205,000	$1,770,878

Daito Trust Construction Co. Ltd.	5,601	569,222

Daiwa House Industry Co. Ltd.	147,006	2,477,540

Hang Lung Properties Ltd.	478,100	1,421,421

Kerry Properties Ltd.	395,000	1,296,635

Mitsubishi Estate Co. Ltd.	176,210	3,988,359

Mitsui Fudosan Co. Ltd.	179,689	5,309,733

Sumitomo Realty & Development Co. Ltd.	58,600	2,269,829

Sun Hung Kai Properties Ltd.	116,075	1,461,988

Tokyo Tatemono Co. Ltd.	40,100	319,278

Wharf Holdings Ltd.	27,500	192,427

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$22,512,167

FINANCIALS – 0.1%

Brixmor Property Group, Inc.	16,300	357,948

Fabege AB	5,000	70,092

Unite Group PLC (The)	13,068	93,220

TOTAL FINANCIALS		$521,260

HOTELS, RESTAURANTS & LEISURE – 1.2%

Extended Stay America, Inc.	5,700	122,835

Hilton Worldwide Holdings, Inc.*	24,500	534,835

Melia Hotels International SA	119,500	1,508,671

Shangri-La Asia Ltd.	632,416	1,042,478

Starwood Hotels & Resorts Worldwide, Inc.	30,000	2,299,500

TOTAL HOTELS, RESTAURANTS & LEISURE		$5,508,319

REAL ESTATE DEVELOPMENT – 1.2%

Capital & Counties Properties PLC	6,900	38,876

Cheung Kong Holdings Ltd.	87,634	1,492,037

China Overseas Land & Investment Ltd.	613,500	1,505,075

China Resources Land Ltd.	268,000	551,697

Gagfah SA*	11,100	175,247

Guangzhou R&F Properties Co. Ltd.	470,000	613,496

Lend Lease Group	24,900	299,560

Sino Land Co. Ltd.	268,982	402,452

Wing Tai Holdings Ltd.	195,975	312,635

TOTAL REAL ESTATE DEVELOPMENT		$5,391,075

REAL ESTATE OPERATING COMPANIES – 2.8%

Aeon Mall Co. Ltd.	73,700	1,754,642

Castellum AB	96,118	1,634,931

Central Pattana PCL	832,000	1,163,412

Central Pattana PCL NVDR	116,000	162,206

Global Logistic Properties Ltd.	423,200	962,048

Hongkong Land Holdings Ltd.	397,681	2,783,767

Hufvudstaden AB	18,694	273,128

Hulic Co. Ltd.	35,920	431,806

Hysan Development Co. Ltd.	430,617	1,841,229

Description	Number of Shares	Value

LEG Immobilien AG	9,970	$665,036

PSP Swiss Property AG*	3,625	348,043

Swire Properties Ltd.	192,900	579,724

TOTAL REAL ESTATE OPERATING COMPANIES		$12,599,972

TOTAL COMMON STOCKS (COST $39,728,960)		$48,168,476

EXCHANGE-TRADED FUNDS – 4.0%

EQUITY FUNDS – 4.0%

SPDR Dow Jones International Real Estate ETF	280,500	11,980,155

Vanguard REIT ETF	83,700	6,105,078

TOTAL EQUITY FUNDS		$18,085,233

TOTAL EXCHANGE-TRADED FUNDS (COST $17,266,053)		$18,085,233

PREFERRED STOCKS – 0.0%**

CONSUMER FINANCE – 0.0%**

SLM Corp., 3.56%	3,000	72,720

TOTAL PREFERRED STOCKS (COST $71,100)		$72,720

REAL ESTATE INVESTMENT TRUSTS – 25.3%

DIVERSIFIED – 4.2%

British Land Co. PLC	63,445	739,663

Duke Realty Corp.	47,000	823,440

Fonciere Des Regions	3,146	319,357

GPT Group	305,000	1,110,709

ICADE	25,561	2,606,456

Kenedix Realty Investment Corp.	72	359,173

Land Securities Group PLC	193,861	3,476,065

Lexington Realty Trust	33,400	359,384

Liberty Property Trust	21,800	817,500

Mirvac Group	614,970	999,784

Shaftesbury PLC	61,233	683,893

Stockland	621,721	2,246,774

United Urban Investment Corp.	249	375,077

Vornado Realty Trust	41,997	4,308,892

TOTAL DIVERSIFIED		$19,226,167

FINANCIALS – 1.3%

Activia Properties, Inc.	31	259,862

American Homes 4 Rent	76,100	1,221,405

Atrium European Real Estate Ltd.*	10,500	60,454

Australand Property Group	25,523	101,482

Corio NV	2,950	138,066

DCT Industrial Trust, Inc.	50,000	391,000

Equity One, Inc.	38,400	865,152

Gecina SA	2,470	332,566

GLP J-Reit	176	173,702

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	64

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Japan Hotel REIT Investment Corp.	262	$120,576

Lifestyle Properties Development Ltd.*	41,770	6,196

Nieuwe Steen Investments NV	73,760	446,571

Orix JREIT, Inc.	200	254,316

Realty Income Corp.	12,700	551,815

Spirit Realty Capital, Inc.	54,600	588,042

Suntec REIT	345,800	473,037

TOTAL FINANCIALS		$5,984,242

INDUSTRIALS – 1.4%

Goodman Group	149,145	690,005

Nippon Prologis REIT, Inc.	150	317,210

Prologis, Inc.	133,021	5,404,643

TOTAL INDUSTRIALS		$6,411,858

OFFICE – 4.5%

Alexandria Real Estate Equities, Inc.	33,300	2,458,206

BioMed Realty Trust, Inc.	26,500	553,850

Boston Properties, Inc.	37,900	4,439,606

Brandywine Realty Trust	28,500	414,675

CapitaCommercial Trust	561,200	716,216

Derwent London PLC	55,758	2,560,643

Douglas Emmett, Inc.	20,800	574,080

Great Portland Estates PLC	237,514	2,514,373

Highwoods Properties, Inc.	9,900	399,465

Investa Office Fund	110,707	343,507

Japan Real Estate Investment Corp.	153	809,635

Kilroy Realty Corp.	47,200	2,811,704

Nippon Building Fund, Inc.	35	193,769

SL Green Realty Corp.	17,700	1,853,367

TOTAL OFFICE		$20,643,096

REAL ESTATE OPERATING COMPANIES – 0.1%

Safestore Holdings PLC	63,600	247,246

RESIDENTIAL – 2.9%

American Campus Communities, Inc.	43,800	1,673,160

AvalonBay Communities, Inc.	8,829	1,205,600

Boardwalk Real Estate Investment Trust	4,800	270,557

Equity Residential	74,300	4,416,392

Essex Property Trust, Inc.	24,075	4,171,234

Post Properties, Inc.	9,300	466,953

UDR, Inc.	43,419	1,122,815

TOTAL RESIDENTIAL		$13,326,711

RETAIL – 7.4%

CapitaMall Trust	43,042	68,492

CFS Retail Property Trust Group	305,000	569,521

DDR Corp.	43,200	741,744

Eurocommercial Properties NV	6,127	281,274

Federal Realty Investment Trust	20,900	2,456,586

Description	Number of Shares	Value

Federation Centres Ltd.	205,000	$474,206

Frasers Centrepoint Trust	76,000	108,814

General Growth Properties, Inc.	51,974	1,193,843

Hammerson PLC	182,925	1,761,983

Japan Retail Fund Investment Corp.	474	952,312

Kimco Realty Corp.	33,200	760,944

Klepierre	29,032	1,330,969

Link REIT (The)	54,800	272,482

Macerich Co. (The)	35,184	2,283,793

Mercialys SA	9,220	212,080

Ramco-Gershenson Properties Trust	11,700	192,816

RioCan Real Estate Investment Trust	110,169	2,737,012

Simon Property Group, Inc.	52,349	9,066,847

Tanger Factory Outlet Centers	5,310	189,461

Taubman Centers, Inc.	33,400	2,432,856

Unibail-Rodamco SE	15,134	4,082,694

Westfield Group	48,341	491,750

Westfield Retail Trust	336,663	997,701

TOTAL RETAIL		$33,660,180

SPECIALIZED – 3.5%

HCP, Inc.	5,200	217,672

Health Care REIT, Inc.	58,900	3,716,001

Healthcare Realty Trust, Inc.	19,900	500,485

Healthcare Trust of America, Inc.	23,500	274,715

Host Hotels & Resorts, Inc.	206,414	4,427,580

LaSalle Hotel Properties	38,500	1,273,580

Pebblebrook Hotel Trust	9,800	337,512

Plum Creek Timber Co., Inc.	38,400	1,674,240

Public Storage	4,650	816,122

Senior Housing Properties Trust	17,300	406,031

Strategic Hotels & Resorts, Inc.*	35,800	386,282

Sunstone Hotel Investors, Inc.	24,200	346,302

Ventas, Inc.	23,684	1,565,039

TOTAL SPECIALIZED		$15,941,561

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $90,818,492)		$115,441,061

WARRANTS – 0.0%

REAL ESTATE DEVELOPMENT – 0.0%**

Sun Hung Kai Properties Ltd., Expire 5/22/16*	9,622	6,478

TOTAL WARRANTS (COST $2,978)		$6,478

TOTAL REAL ESTATE RELATED SECURITIES (COST $147,887,583)		$181,773,968

ANNUAL REPORT / April 30, 2014

65	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

COMMODITY RELATED SECURITIES – 13.1%

EXCHANGE-TRADED FUND – 3.8%

COMMODITY FUND – 3.8%

PowerShares DB Commodity Index Tracking Fund ETP*	661,300	$17,464,933

TOTAL EXCHANGE-TRADED FUND (COST $17,573,172)		$17,464,933

INVESTMENT COMPANIES – 8.3%

COMMODITY FUNDS – 8.3%

Credit Suisse Commodity Return Strategy Fund*	1,593,818	12,527,410

PIMCO CommoditiesPLUS Strategy Fund*	2,217,377	25,189,404

TOTAL COMMODITY FUNDS		$37,716,814

TOTAL INVESTMENT COMPANIES (COST $35,484,657)		$37,716,814

	Par Value

STRUCTURED NOTE – 1.0%

FINANCIALS – 1.0%

Deutsche Bank AG, London Branch, Structured Note Linked to Dow Jones-UBS Commodity Index, 0.00%, 07/22/14	$4,000,000	$4,620,000

TOTAL STRUCTURED NOTE (COST $4,000,000)		$4,620,000

TOTAL COMMODITY RELATED SECURITIES (COST $57,057,829)		$59,801,747

	Number of Shares

SHORT-TERM INVESTMENTS – 6.9%

MONEY MARKET FUNDS – 6.8%

Dreyfus Cash Management Fund, Institutional Shares, 0.03%^	31,047,935	$31,047,935

TOTAL MONEY MARKET FUNDS (COST $31,047,935)		$31,047,935

	Par Value

REPURCHASE AGREEMENT – 0.1%

Citigroup Global Markets, Inc., 0.06%, dated 04/30/14, due 05/01/14, repurchase price $600,001, collateralized by a U.S. Treasury Security 0.88%, maturing 02/28/17; total market value of $613,080.	$600,000	$600,000

TOTAL REPURCHASE AGREEMENT (COST $600,000)		$600,000

TOTAL SHORT-TERM INVESTMENTS (COST $31,647,935)		$31,647,935

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.2%

REPURCHASE AGREEMENT – 0.2%

Morgan Stanley & Co. LLC, 0.07%, dated 04/30/14, due 05/01/14, repurchase price $992,732, collateralized by U.S. Government Securities 1.36% to 8.50%, maturing 05/01/17 to 12/01/44; total market value of $1,012,585.	$992,730	$992,730

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $992,730)		$992,730

TOTAL INVESTMENTS IN SECURITIES – 100.4% (COST $416,951,279)		$457,672,527

	Contracts

WRITTEN OPTIONS – 0.0%**

CALL OPTIONS – 0.0%**

Euro-Bund 10Y Futures UBS, Strike Price $145.00, Expiring 5/23/2014	(27)	$(15,358)

U.S. 10Y Futures MS, Strike Price $125.00, Expiring 6/20/2014	(99)	(30,938)

TOTAL CALL OPTIONS		$(46,296)

	Notional Amount

CALL SWAPTIONS – 0.0%**

ITRAXX Eu21 5Y JPM, Strike Price $0.65, Expiring 6/18/2018	$(400,000)	$(424)

TOTAL CALL SWAPTIONS		$(424)

	Contracts

PUT OPTIONS – 0.0%**

CBOT Aput Ustn Fut MS, Strike Price $1.22, Expiring 6/20/2014	(99)	$(35,578)

TOTAL PUT OPTIONS		$(35,578)

	Notional Amount

PUT SWAPTIONS – 0.0%**

INF Cap U.S. 10Y JPM, Strike Price $4.00, Expiring 4/22/2024	$(1,300,000)	$(9,214)

INF FLOOR USD, Strike Price $216.69, Expiring 4/07/2020	(2,600,000)	(2,077)

ITRAXX Eu20 5Y BOA, Strike Price $0.90, Expiring 6/18/2014	(100,000)	(32)

ITRAXX Eu20 5Y CBK, Strike Price $0.90, Expiring 6/18/2014	(1,000,000)	(322)

ITRAXX Eu20 5Y DUB, Strike Price $0.90, Expiring 6/18/2014	(200,000)	(64)

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	66

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Notional Amount	Value

ITRAXX Eu20 5Y GST, Strike Price $0.90, Expiring 6/18/2014	$(600,000)	$(193)

ITRAXX Eu20 5Y JPM, Strike Price $0.90, Expiring 6/18/2014	(400,000)	(129)

ITRAXX Eu20 5Y MYC, Strike Price $0.90, Expiring 6/18/2014	(100,000)	(32)

ITRAXX Eu21 5Y CBK, Strike Price $0.95, Expiring 9/17/2014	(500,000)	(1,390)

ITRAXX Eu21 5Y CBK, Strike Price $1.00, Expiring 9/17/2014	(400,000)	(926)

ITRAXX Eu21 5Y GST, Strike Price $0.95, Expiring 9/17/2014	(200,000)	(556)

ITRAXX Eu21 5Y GST, Strike Price $1.00, Expiring 6/18/2014	(100,000)	(41)

ITRAXX Eu21 5Y GST, Strike Price $1.10, Expiring 9/17/2014	(200,000)	(325)

Description	Notional Amount	Value

ITRAXX Eu21 5Y JPM, Strike Price $0.90, Expiring 6/18/2014	$(400,000)	$(323)

ITRAXX Eu21 5Y JPM, Strike Price $0.95, Expiring 9/17/2014	(400,000)	(1,112)

ITRAXX Eu21 5Y JPM, Strike Price $1.10, Expiring 9/17/2014	(200,000)	(325)

TOTAL PUT SWAPTIONS		$(17,061)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $137,323)		$(99,359)

TOTAL INVESTMENTS AND WRITTEN OPTIONS – 100.4%		$457,573,168
COLLATERAL FOR SECURITIES ON LOAN – (0.2%)		(992,730)

OTHER LIABILITIES LESS ASSETS – (0.2%)		(1,062,285)

TOTAL NET ASSETS – 100.0%		$455,518,153

Cost of investments for Federal income tax purposes is $429,663,169. The net unrealized appreciation/(depreciation) of investments was $28,009,358. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $34,686,704 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,677,346.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,   credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$770,683	$—	$770,683

Corporate Bonds	—	3,266,480	—	3,266,480

Exchange-Traded Funds	7,014,000	—	—	7,014,000

Foreign Government Inflation-Linked Securities	—	98,245,034	—	98,245,034

Foreign Government Securities	—	9,906,515	—	9,906,515

Mortgage-Backed Securities	—	801,247	—	801,247

U.S. Government Agency Obligations	—	1,599,818	—	1,599,818

U.S. Government Inflation-Linked Securities	—	61,444,096	—	61,444,096

U.S. Treasury	—	408,274	—	408,274

Real Estate Related Securities

Common Stocks	48,168,476	—	—	48,168,476

Exchange-Traded Funds	18,085,233	—	—	18,085,233

Preferred Stocks	72,720	—	—	72,720

Real Estate Investment Trusts	115,441,061	—	—	115,441,061

Warrants	6,478	—	—	6,478

Commodity Related Securities

Exchange-Traded Fund	17,464,933	—	—	17,464,933

Investment Companies	37,716,814	—	—	37,716,814

Structured Note	—	4,620,000	—	4,620,000

ANNUAL REPORT / April 30, 2014

67	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Investments

Money Market Funds	$31,047,935	$—	$—	$31,047,935

Repurchase Agreements	—	1,592,730	—	1,592,730

Total Investments	275,017,650	182,654,877	—	457,672,527

Other Financial Instruments^

Forward Foreign Currency Contracts	—	628,682	—	628,682

Financial Futures Contracts	32,253	—	—	32,253

Credit Default Swaps	—	75,264	—	75,264

Interest Rate Swaps	—	223,694	—	223,694

Total Assets	$275,049,903	$183,582,517	$—	$458,632,420

Liabilities

Other Financial Instruments^

Written Options	—	(99,359)	—	(99,359)

Forward Foreign Currency Contracts	—	(2,644,134)	—	(2,644,134)

Financial Futures Contracts	(48,753)	—	—	(48,753)

Interest Rate Swaps	—	(208,840)	—	(208,840)

Total Liabilities	$(48,753)	$(2,952,333)	$—	$(3,001,086)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments. Financial futures contracts, credit default swaps, interest rate swaps and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument. Written options are reported at their market value at period end.

At April 30, 2014, the Wilmington Multi-Manager Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2014	Banc of America Securities	26,093,747 Euro	$36,103,544	$36,201,093	$ 97,549
5/2/2014	Chase Manhattan Corp.	14,017,486 Pound Sterling	23,528,350	23,666,992	138,642
5/2/2014	Credit Suisse	3,950,000 Pound Sterling	6,632,801	6,669,143	36,342
5/2/2014	Banc of America Securities	3,361,583 New Zealand Dollar	2,886,526	2,898,691	12,165
5/2/2014	Morgan Stanley & Co., Inc.	2,858,219 Australian Dollar	2,651,927	2,655,278	3,351
5/2/2014	Citigroup Global Markets	2,630,461 Euro	3,640,821	3,649,363	8,542
5/2/2014	Credit Suisse	1,201,000 Euro	1,656,956	1,666,204	9,248
5/2/2014	Citigroup Global Markets	1,115,000 Euro	1,534,805	1,546,892	12,087
5/2/2014	Chase Manhattan Corp.	896,000 Euro	1,235,050	1,243,063	8,013
5/2/2014	Chase Manhattan Corp.	864,000 Pound Sterling	1,436,918	1,458,769	21,851
5/2/2014	Credit Suisse	810,000 Australian Dollar	755,762	752,485	(3,277)
5/2/2014	Credit Suisse	690,000 Pound Sterling	1,154,058	1,164,990	10,932
5/2/2014	Barclays Bank International	246,000 Euro	337,403	341,287	3,884
5/2/2014	Bank of Tokyo	13,739 Singapore Dollar	10,935	10,959	24
5/2/2014	Bank of Tokyo	8,293 Euro	11,490	11,505	15
5/5/2014	Banc of America Securities	11,902,975 Brazilian Real	5,323,334	5,329,621	6,287
5/5/2014	Morgan Stanley & Co., Inc.	9,121,451 Brazilian Real	4,122,876	4,084,179	(38,697)
5/5/2014	Credit Suisse	5,793,317 Brazilian Real	2,569,099	2,593,989	24,890
5/5/2014	JP Morgan Securities	5,768,420 Brazilian Real	2,580,949	2,582,843	1,894
5/5/2014	JP Morgan Securities	5,695,257 Brazilian Real	2,558,516	2,550,082	(8,434)
5/5/2014	JP Morgan Securities	2,683,926 Brazilian Real	1,169,683	1,201,742	32,059
5/5/2014	JP Morgan Securities	2,585,639 Brazilian Real	1,131,150	1,157,734	26,584

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	68

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED (continued)
5/5/2014	Morgan Stanley & Co., Inc.	1,778,519 Brazilian Real	$ 763,051	$ 796,341	$ 33,290
5/5/2014	Citigroup Global Markets	1,630,746 Brazilian Real	729,314	730,175	861
5/5/2014	Credit Suisse	1,102,587 Brazilian Real	493,107	493,689	582
5/5/2014	Morgan Stanley & Co., Inc.	58,334 Brazilian Real	26,188	26,119	(69)
5/5/2014	Bank of Tokyo	11,139 Singapore Dollar	8,876	8,885	9
5/5/2014	Bank of Tokyo	3,324 Euro	4,592	4,611	19
5/6/2014	Deutsche Bank	2,803,231,320 Colombian Peso	1,453,581	1,446,664	(6,917)
5/6/2014	Bank of New York	23,106 Pound Sterling	39,002	39,011	9
5/6/2014	Bank of Tokyo	14,104 Singapore Dollar	11,240	11,250	10
5/8/2014	Societe General Securities	54,468,559 Japanese Yen	532,555	532,805	250
5/13/2014	Citigroup Global Markets	256,600,000 Japanese Yen	2,507,670	2,510,108	2,438
5/13/2014	Chase Manhattan Corp.	30,000,000 Japanese Yen	296,481	293,466	(3,015)
5/13/2014	Credit Suisse	14,975,000 Swedish Krona	2,281,851	2,302,509	20,658
5/13/2014	Barclays Bank International	11,225,000 Swedish Krona	1,740,534	1,725,920	(14,614)
5/14/2014	Goldman Sachs & Company	33,608,702 Mexican Peso	2,571,931	2,565,926	(6,005)
5/14/2014	Citigroup Global Markets	25,350,000 Mexican Peso	1,917,042	1,935,398	18,356
5/14/2014	HSBC Securities, Inc.	7,676,000 Mexican Peso	580,710	586,040	5,330
5/14/2014	Royal Bank of Canada	1,164,525 Mexican Peso	88,547	88,908	361
6/3/2014	Deutsche Bank	2,705,000 Euro	3,743,241	3,752,473	9,232
6/3/2014	Chase Manhattan Corp.	1,246,000 Pound Sterling	2,094,341	2,103,176	8,835
6/3/2014	Credit Suisse	990,080 Brazilian Real	442,000	439,230	(2,770)
6/3/2014	Goldman Sachs & Company	649,383 Brazilian Real	289,000	288,086	(914)
6/3/2014	Goldman Sachs & Company	647,238 Brazilian Real	288,946	287,135	(1,811)
6/3/2014	Goldman Sachs & Company	258,564 Brazilian Real	116,000	114,707	(1,293)
6/25/2014	Goldman Sachs & Company	3,960,000 Mexican Peso	296,874	301,251	4,377
6/26/2014	Societe General Securities	453,689 Pound Sterling	764,519	765,672	1,153
CONTRACTS SOLD
5/1/2014	Bank of Tokyo	17,371 Australian Dollar	16,054	16,138	(84)
5/2/2014	Royal Bank of Scotland	24,720,526 Euro	34,055,714	34,295,957	(240,243)
5/2/2014	Royal Bank of Scotland	19,207,990 Pound Sterling	31,643,934	32,430,590	(786,656)
5/2/2014	Banc of America Securities	3,668,219 Australian Dollar	3,376,798	3,407,766	(30,968)
5/2/2014	Credit Suisse	3,480,000 Euro	4,799,139	4,827,969	(28,830)
5/2/2014	Banc of America Securities	2,387,682 Euro	3,292,614	3,312,545	(19,931)
5/2/2014	Banc of America Securities	1,514,815 New Zealand Dollar	1,300,000	1,306,224	(6,224)
5/2/2014	Morgan Stanley & Co., Inc.	1,018,768 New Zealand Dollar	874,925	878,483	(3,558)
5/2/2014	Citigroup Global Markets	956,000 Euro	1,319,770	1,326,304	(6,534)
5/2/2014	Royal Bank of Canada	828,000 New Zealand Dollar	719,951	713,984	5,967
5/2/2014	Goldman Sachs & Company	347,000 Euro	482,048	481,410	638
5/2/2014	Barclays Bank International	313,496 Pound Sterling	525,000	529,304	(4,304)
5/2/2014	Goldman Sachs & Company	188,000 Euro	260,288	260,821	(533)
5/2/2014	Chase Manhattan Corp.	103,000 Euro	142,188	142,897	(709)
5/2/2014	Bank of Tokyo	22,148 Australian Dollar	20,542	20,575	(33)
5/5/2014	Morgan Stanley & Co., Inc.	9,799,209 Brazilian Real	4,382,473	4,387,649	(5,176)

ANNUAL REPORT / April 30, 2014

69	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
5/5/2014	Credit Suisse	6,031,745 Brazilian Real	$2,536,265	$2,700,747	$(164,482)
5/5/2014	JP Morgan Securities	6,005,212 Brazilian Real	2,524,949	2,688,866	(163,917)
5/5/2014	Banc of America Securities	5,976,222 Brazilian Real	2,515,457	2,675,886	(160,429)
5/5/2014	Banc of America Securities	5,926,753 Brazilian Real	2,494,162	2,653,735	(159,573)
5/5/2014	JP Morgan Securities	5,890,930 Brazilian Real	2,505,553	2,637,696	(132,143)
5/5/2014	JP Morgan Securities	4,837,099 Brazilian Real	2,163,282	2,165,837	(2,555)
5/5/2014	Citigroup Global Markets	1,630,746 Brazilian Real	693,006	730,176	(37,170)
5/5/2014	Morgan Stanley & Co., Inc.	1,159,095 Brazilian Real	509,000	518,991	(9,991)
5/5/2014	Credit Suisse	864,159 Brazilian Real	377,000	386,932	(9,932)
5/5/2014	Bank of New York	7,953 Euro	10,981	11,034	(53)
5/5/2014	Bank of Tokyo	3,014 Australian Dollar	2,794	2,799	(5)
5/6/2014	Deutsche Bank	1,081,137,728 Colombian Peso	549,359	557,943	(8,584)
5/6/2014	Citigroup Global Markets	518,731,390 Colombian Peso	269,695	267,702	1,993
5/6/2014	Citigroup Global Markets	518,731,390 Colombian Peso	269,275	267,702	1,573
5/6/2014	Citigroup Global Markets	276,178,942 Colombian Peso	141,196	142,528	(1,332)
5/6/2014	Citigroup Global Markets	255,033,592 Colombian Peso	129,393	131,615	(2,222)
5/6/2014	Citigroup Global Markets	153,418,279 Colombian Peso	79,872	79,175	697
5/6/2014	Societe General Securities	453,689 Pound Sterling	764,815	765,968	(1,153)
5/13/2014	Citigroup Global Markets	254,200,000 Japanese Yen	2,491,874	2,486,631	5,243
5/13/2014	Citigroup Global Markets	36,000,000 Japanese Yen	353,024	352,158	866
5/13/2014	Barclays Bank International	26,414,000 Swedish Krona	4,069,295	4,061,332	7,963
5/14/2014	Citigroup Global Markets	24,963,036 Mexican Peso	1,872,485	1,905,854	(33,369)
5/14/2014	Chase Manhattan Corp.	24,963,036 Mexican Peso	1,863,469	1,905,854	(42,385)
5/14/2014	Morgan Stanley & Co., Inc.	8,241,013 Mexican Peso	623,000	629,177	(6,177)
5/14/2014	Citigroup Global Markets	7,150,000 Mexican Peso	536,581	545,881	(9,300)
5/14/2014	Citigroup Global Markets	2,183,143 Mexican Peso	164,000	166,677	(2,677)
5/14/2014	Barclays Bank International	299,000 Mexican Peso	22,805	22,828	(23)
5/14/2014	Morgan Stanley & Co., Inc.	178,714 Turkish Lira	78,021	84,316	(6,295)
6/3/2014	Banc of America Securities	26,093,747 Euro	36,100,700	36,198,180	(97,480)
6/3/2014	Chase Manhattan Corp.	14,017,486 Pound Sterling	23,522,617	23,660,707	(138,090)
6/3/2014	Credit Suisse	5,793,317 Brazilian Real	2,547,913	2,570,092	(22,179)
6/3/2014	JP Morgan Securities	5,768,420 Brazilian Real	2,559,590	2,559,047	543
6/3/2014	JP Morgan Securities	5,695,257 Brazilian Real	2,537,484	2,526,590	10,894
6/3/2014	Banc of America Securities	3,361,583 New Zealand Dollar	2,878,925	2,890,100	(11,175)
6/3/2014	Morgan Stanley & Co., Inc.	2,858,219 Australian Dollar	2,646,031	2,648,960	(2,929)
6/3/2014	Citigroup Global Markets	2,678,849 Brazilian Real	1,113,589	1,188,419	(74,830)
6/3/2014	Citigroup Global Markets	2,630,000 Euro	3,639,775	3,648,430	(8,655)
6/3/2014	Banc of America Securities	1,590,000 Euro	2,204,656	2,205,705	(1,049)
6/3/2014	Morgan Stanley & Co., Inc.	58,334 Brazilian Real	25,969	25,879	90
6/25/2014	Goldman Sachs & Company	6,995,486 Mexican Peso	521,876	532,171	(10,295)
6/26/2014	Societe General Securities	88,459,643 Japanese Yen	867,062	865,554	1,508
6/26/2014	Societe General Securities	54,468,559 Japanese Yen	532,707	532,960	(253)
6/26/2014	Societe General Securities	8,489,044 Pound Sterling	14,268,043	14,326,606	(58,563)
6/26/2014	UBS AG	7,235,390 Euro	10,025,935	10,036,551	(10,616)
6/26/2014	Societe General Securities	5,307,534 Swedish Krona	807,664	815,426	(7,762)
6/26/2014	Societe General Securities	1,181,385 Canadian Dollar	1,071,369	1,076,362	(4,993)
6/26/2014	UBS AG	593,338 Australian Dollar	552,523	549,026	3,497

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	70

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
7/23/2014	JP Morgan Securities	34,648,671 Thai Baht	$1,070,395	$1,066,786	$3,609
7/30/2014	JP Morgan Securities	2,644,636 Polish Zloty	868,523	868,348	175
8/25/2014	Goldman Sachs & Company	33,608,702 Mexican Peso	2,551,429	2,544,420	7,009
8/25/2014	Royal Bank of Canada	1,164,525 Mexican Peso	87,836	88,163	(327)
10/2/2014	Credit Suisse	1,023,805 Brazilian Real	442,000	438,949	3,051
10/2/2014	Goldman Sachs & Company	671,376 Brazilian Real	289,000	287,848	1,152
10/2/2014	Goldman Sachs & Company	668,735 Brazilian Real	288,946	286,716	2,230
10/2/2014	Goldman Sachs & Company	267,322 Brazilian Real	116,000	114,612	1,388
10/15/2014	Chase Manhattan Corp.	16,217,706 South African Rand	1,477,870	1,497,442	(19,572)
10/16/2014	Deutsche Bank	2,803,231,320 Colombian Peso	1,431,023	1,422,556	8,467
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					(2,015,452)

At April 30, 2014, the Wilmington Multi-Manager Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
90 DAY STERLING	June 2015	191	$39,810,473	$39,842,726	$32,253
SHORT POSITIONS:
EURO-BOBL FUTURE	June 2014	20	3,475,955	3,489,734	(13,779)
EURO-BUND FUTURE	June 2014	4	793,108	802,109	(9,001)
LONG 10YR GILT FUTURE	June 2014	10	1,836,828	1,862,801	(25,973)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(16,500)

ANNUAL REPORT / April 30, 2014

71	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2014, the Wilmington Multi-Manager Real Asset Fund had open interest rate swap contracts as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared

Chicago Mercantile Exchange*	06/18/44	$4,700,000	3.75%	3 Month USD LIBOR	$(258,925)	$(261,727)	$2,802

Chicago Mercantile Exchange#	06/18/19	13,100,000	4.00	6 Month BBR BBSW Index	212,715	47,041	165,674

Chicago Mercantile Exchange*	09/18/23	140,000,000	1.00	6 Month JPY LIBOR	(33,275)	(9,264)	(24,011)

Chicago Mercantile Exchange*	09/18/23	120,000,000	1.00	6 Month JPY LIBOR	(28,522)	(6,099)	(22,423)

					$(108,007)	$(230,049)	$122,042

Over the Counter

Bank of America NA#	02/09/29	$26,400,000	7.38	28 Day MXN TIIE	$41,504	$17,452	$24,052

Barclays Bank PLC*	12/19/15	2,800,000	1.73	US Urban Consumers NSA	7,161	—	7,161

Deutsche Bank AG*	11/29/16	3,500,000	1.85	US Urban Consumers NSA	5,988	—	5,988

Deutsche Bank AG*	11/29/16	900,000	1.83	US Urban Consumers NSA	2,089	—	2,089

Deutsche Bank AG*	02/10/17	6,200,000	1.93	US Urban Consumers NSA	15,826	—	15,826

Goldman Sachs Group, Inc.*	02/12/17	500,000	2.42	US Urban Consumers NSA	(11,951)	—	(11,951)

RBS Securities, Inc.*	07/15/17	2,400,000	2.25	US Urban Consumers NSA	(55,261)	161	(55,422)

Citibank NA*	07/15/17	200,000	2.25	US Urban Consumers NSA	135	33	102

Goldman Sachs Group, Inc.*	07/15/22	1,600,000	2.50	US Urban Consumers NSA	(46,826)	26,286	(73,112)

Citibank NA*	07/15/22	500,000	2.50	US Urban Consumers NSA	(2,009)	3,201	(5,210)

Deutsche Bank AG*	07/15/22	400,000	2.50	US Urban Consumers NSA	(11,706)	5,005	(16,711)

					$(55,050)	$52,138	$(107,188)

Net Unrealized Appreciation (Depreciation) on Interest Rate Swap Contracts					$(163,057)	$(177,911)	$14,854

At April 30, 2014, the Wilmington Multi-Manager Real Asset Fund had open credit default swap contracts as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity/Obligation	Implied Credit Spread at April 30, 2014(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Centrally Cleared

IntercontinentalExchange##	06/20/19	$19,300,000	1.00%	CDX IG22 5Y BP	0.64%	$339,101	$322,157	$16,944

IntercontinentalExchange##	06/20/19	2,100,000	1.00	CDX IG22 5Y BP	0.64%	36,897	33,963	2,934

IntercontinentalExchange##	06/20/24	2,400,000	1.00	CDX ITRAXX MAIN21 10Y BP	1.16%	(46,016)	(59,205)	13,189

IntercontinentalExchange##	06/20/24	1,400,000	1.00	CDX ITRAXX MAIN21 10Y BP	1.16%	(26,842)	(32,731)	5,889

IntercontinentalExchange##	06/20/19	2,000,000	1.00	CDX ITRAXX MAIN21 5Y BP	0.7%	40,893	40,372	521

						$344,033	$304,556	$39,477

Over the Counter

Bank of America NA##	03/20/19	$300,000	1.00	BRL LA SP BOA	1.39%	$(5,079)	$(14,658)	$9,579

Morgan Stanley Capital Services##	03/20/19	800,000	1.00	BRL LA SP MYC	1.39%	(13,544)	(38,440)	24,896

Bank of America NA##	03/20/19	100,000	1.00	RUB EM SP BOA	2.56%	(6,853)	(8,165)	1,312

						$(25,476)	$(61,263)	$35,787

NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS						$318,557	$243,293	$75,264

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	72

Wilmington Multi-Manager Real Asset Fund (concluded)

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

73

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Conservative Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Debt Funds	60.2%

Equity Funds	19.1%

Alternative Investment Funds	13.0%

Exchange-Traded Funds	5.6%

Money Market Fund	1.2%

Commodity Fund	0.9%

Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents Less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

INVESTMENT COMPANIES – 100.0%

ALTERNATIVE INVESTMENT FUNDS – 13.0%

AQR Managed Futures Strategy Fund, Class I	103,740	$1,028,065

Gateway Fund, Class Y	51,357	1,496,038

Legg Mason BW Absolute Return Opportunities Fund, Class I	74,163	934,450

PIMCO Unconstrained Bond Fund, Institutional Shares	180,103	2,020,755

TOTAL ALTERNATIVE INVESTMENT FUNDS		$5,479,308

COMMODITY FUND – 0.9%

Credit Suisse Commodity Return Strategy Fund, Class I*	49,046	385,504

DEBT FUNDS – 60.2%

Federated Ultrashort Bond Fund, Institutional Shares¤	280,151	2,568,982

FPA New Income, Inc.	124,589	1,279,525

RidgeWorth Seix Floating Rate High Income Fund, Class I	264,666	2,392,577

Scout Unconstrained Bond Fund	108,791	1,277,209

Wilmington Intermediate-Term Bond Fund, Class I§	1,775,859	17,936,178

TOTAL DEBT FUNDS		$25,454,471

EQUITY FUNDS – 19.1%

DFA U.S. Small Cap Value Portfolio, Institutional Shares	6,318	222,063

Description	Number of Shares	Value

Diamond Hill Large Cap Fund, Class Y	15,618	$343,753

LSV Value Equity Fund	15,470	347,448

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	23,953	871,170

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	18,975	325,237

T Rowe Price Institutional Large-Cap Growth Fund	34,370	908,750

Wilmington Large-Cap Strategy Fund, Class I§	32,816	566,737

Wilmington Mid-Cap Growth Fund, Class I§	54,798	994,576

Wilmington Multi-Manager International Fund, Class I§	396,644	3,149,355

Wilmington Small-Cap Strategy Fund, Class I§	23,850	344,158

TOTAL EQUITY FUNDS		$8,073,247

EXCHANGE-TRADED FUNDS – 5.6%

iShares Cohen & Steers REIT ETF	5,150	440,067

iShares Russell Mid-Cap Value ETF	4,954	341,876

iShares TIPS ETF	9,350	1,061,973

SPDR Dow Jones International Real Estate ETF	11,850	506,114

TOTAL EXCHANGE-TRADED FUNDS		$2,350,030

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	74

Wilmington Strategic Allocation Conservative Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 1.2%

Wilmington Prime Money Market Fund, Institutional Class, 0.01%^,§	504,720	$504,720

TOTAL INVESTMENT COMPANIES
(COST $40,575,588)		$42,247,280

TOTAL INVESTMENTS – 100.0%
(COST $40,575,588)		$42,247,280

OTHER ASSETS LESS LIABILITIES – 0.0%**		13,831

TOTAL NET ASSETS – 100.0%		$42,261,111

Cost of investments for Federal income tax purposes is $40,975,225. The net unrealized appreciation/(depreciation) of investments was $1,272,055. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,643,473 and net unrealized depreciation from investments for those securities having an excess of cost over value of $371,418.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Investment Companies	$42,247,280	$—	$—	$42,247,280

Total	$42,247,280	$—	$—	$42,247,280

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets

Equity Funds	51.8%

Debt Funds	13.8%

Exchange-Traded Funds	7.0%

Alternative Investment Funds	13.0%

Money Market Fund	1.3%

Commodity Fund	0.9%

Corporate Bonds	6.8%

Mortgage-Backed Securities	2.8%

U.S. Treasury	1.9%

Collateralized Mortgage Obligations	0.5%

Enhanced Equipment Trust Certificates	0.2%

Cash Equivalents[1]	1.4%

Other Assets and Liabilities – Net[2]	(1.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and a repurchase agreement.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

INVESTMENT COMPANIES – 87.8%

ALTERNATIVE INVESTMENT FUNDS – 13.0%

AQR Managed Futures Strategy Fund, Class I	148,864	$1,475,242

Gateway Fund, Class Y	78,377	2,283,113

Legg Mason BW Absolute Return Opportunities Fund, Class I	117,969	1,486,410

PIMCO Unconstrained Bond Fund, Institutional Shares	206,008	2,311,408

TOTAL ALTERNATIVE INVESTMENT FUNDS		$7,556,173

COMMODITY FUND – 0.9%

Credit Suisse Commodity Return Strategy Fund, Class I*	67,439	530,068

DEBT FUNDS – 13.8%

Federated Ultrashort Bond Fund, Institutional Shares¤	197,548	1,811,519

FPA New Income, Inc.	92,643	951,442

RidgeWorth Seix Floating Rate High Income Fund, Class I	348,905	3,154,103

Description	Number of Shares	Value

Scout Unconstrained Bond, Institutional Shares	181,910	$2,135,628

TOTAL DEBT FUNDS		$8,052,692

EQUITY FUNDS – 51.8%

DFA U.S. Small Cap Value Portfolio, Institutional Shares	25,071	881,257

Diamond Hill Large Cap Fund, Class Y	62,036	1,365,403

Harbor International Fund, Institutional Shares	66,441	4,876,744

Lazard Emerging Markets Equity Portfolio, Institutional Shares	32,284	603,063

LSV Value Equity Fund	61,368	1,378,334

MFS International New Discovery Fund, Class I	21,651	639,582

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	104,641	3,805,789

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	77,482	1,328,041

T Rowe Price Institutional Large-Cap Growth Fund	144,559	3,822,151

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    76

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Number of Shares	Value

Wilmington Mid-Cap Growth Fund, Class I§	226,973	$4,119,565

Wilmington Multi-Manager International Fund, Class I§	764,554	6,070,558

Wilmington Small-Cap Strategy Fund, Class I§	90,727	1,309,185

TOTAL EQUITY FUNDS		$30,199,672

EXCHANGE-TRADED FUNDS – 7.0%

iShares Cohen & Steers REIT ETF#	6,925	591,741

iShares Russell Mid-Cap Value ETF#	20,528	1,416,637

iShares TIPS ETF	12,350	1,402,713

SPDR Dow Jones International Real Estate ETF	16,300	696,173

TOTAL EXCHANGE-TRADED FUNDS		$4,107,264

MONEY MARKET FUND – 1.3%

Wilmington Prime Money Market Fund, Institutional Class, 0.01%^,§	727,547	727,547

TOTAL INVESTMENT COMPANIES (COST $45,739,786)		$51,173,416

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	$1,040	$1,169

Series 2012-114, Class VM, 3.50%, 10/25/25	180,103	186,399

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$187,568

WHOLE LOAN – 0.2%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.93%, 2/25/34Δ	53,869	51,451

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.75%, 11/25/35Δ	37,558	33,787

TOTAL WHOLE LOAN		$85,238

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $293,258)		$272,806

CORPORATE BONDS – 6.8%

AEROSPACE & DEFENSE – 0.2%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	85,000	90,760

BANKS – 0.0%**

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	20,000	20,601

BEVERAGES – 0.3%

Anheuser-Busch Cos. LLC, Company Guaranteed, 5.05%, 10/15/16	130,000	143,116

	Par Value	Value

Diageo Capital PLC, Company Guaranteed, 3.88%, 4/29/43	$15,000	$13,938

Dr. Pepper Snapple Group, Inc., Company Guaranteed, 2.00%, 1/15/20	10,000	9,773

TOTAL BEVERAGES		$166,827

CAPITAL MARKETS – 0.4%

BlackRock, Inc., Sr. Unsecured, 3.38%, 6/01/22	38,000	38,896

Charles Schwab Corp., Sr. Unsecured, 2.20%, 7/25/18	15,000	15,234

Goldman Sachs Group, Inc., Sr. Unsecured, 3.30%, 5/03/15	100,000	102,648

Morgan Stanley, Sr. Unsecured, 1.51%, 2/25/16Δ	35,000	35,510

Morgan Stanley, Sr. Unsecured, 1.09%, 1/24/19Δ	30,000	30,112

TOTAL CAPITAL MARKETS		$222,400

CHEMICALS – 0.1%

Dow Chemical Co., Sr. Unsecured, 3.00%, 11/15/22	70,000	67,397

COMMERCIAL BANKS – 0.1%

HSBC USA, Inc., Sr. Unsecured, 2.63%, 9/24/18	40,000	41,223

Wells Fargo & Co., Series M, Subordinated, 3.45%, 2/13/23	35,000	34,353

TOTAL COMMERCIAL BANKS		$75,576

COMMERCIAL FINANCE – 0.1%

General Electric Capital Corp., Sr. Unsecured, MTN, 2.30%, 4/27/17	70,000	72,306

COMPUTERS – 0.3%

Apple, Inc., Sr. Unsecured, 1.05%, 5/05/17	45,000	45,101

Apple, Inc., Sr. Unsecured, 3.85%, 5/04/43	35,000	31,816

Hewlett-Packard Co., Sr. Unsecured, 4.75%, 6/02/14	80,000	80,288

TOTAL COMPUTERS		$157,205

CONSUMER FINANCE – 0.2%

American Express Co., Sr. Unsecured, FRN, 0.83%, 5/22/18Δ	30,000	30,212

Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	100,000	100,424

TOTAL CONSUMER FINANCE		$130,636

DIVERSIFIED FINANCIAL SERVICES – 0.6%

Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	50,000	50,221

Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	100,000	113,364

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39•,Ω	100,000	124,417

ANNUAL REPORT / April 30, 2014

77    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Ford Motor Credit Co., LLC, Sr. Unsecured, 7.00%, 4/15/15	$35,000	$37,091

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16•,Ω	25,000	25,392

JPMorgan Chase & Co., Subordinated Notes, 3.38%, 5/01/23	20,000	19,154

TOTAL DIVERSIFIED FINANCIAL SERVICES		$369,639

ELECTRIC – 0.4%

Appalachian Power Co.,
Sr. Unsecured, 5.00%, 6/01/17	35,000	38,191

DTE Energy Co.,
Sr. Unsecured, 3.85%, 12/01/23	10,000	10,284

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	90,000	98,542

Pacific Gas & Electric Co.,
Sr. Unsecured, 3.75%, 2/15/24	20,000	20,364

UIL Holdings Corp.,
Sr. Unsecured, 4.63%, 10/01/20	70,000	73,661

TOTAL ELECTRIC		$241,042

ENVIORNMENTAL CONTROL – 0.1%

Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	60,000	62,368

FOOD – 0.2%

Kroger Co.,
Company Guaranteed, 3.90%, 10/01/15	100,000	104,584

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co.,
Sr. Unsecured, 5.30%, 4/01/15	100,000	104,304

HEALTH CARE PROVIDERS & SERVICES – 0.0%**

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.75%, 2/15/23	25,000	23,999

HOME FURNISHINGS – 0.1%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	65,000	70,166

Whirlpool Corp.,
Sr. Unsecured, MTN, 5.15%, 3/01/43	10,000	10,520

TOTAL HOME FURNISHINGS		$80,686

HOUSEHOLD PRODUCTS – 0.1%

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	60,000	63,588

INSURANCE – 0.4%

American International Group, Inc.,
Sr. Unsecured, 3.80%, 3/22/17	100,000	107,144

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.30%, 5/15/43	20,000	19,533

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24#	35,000	35,792

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	60,000	63,363

TOTAL INSURANCE		$225,832

Description	Par Value	Value

MEDIA – 0.3%

COX Communications, Inc.,
Sr. Unsecured, 4.50%, 6/30/43•,Ω	$100,000	$93,325

Viacom, Inc.,
Sr. Unsecured, 2.50%, 12/15/16	60,000	62,189

TOTAL MEDIA		$155,514

METALS & MINING – 0.1%

Rio Tinto Finance USA Ltd.,
Company Guaranteed, 9.00%, 5/01/19	60,000	78,882

MISCELLANEOUS MANUFACTURING – 0.2%

General Electric Co.,
Sr. Unsecured, 4.13%, 10/09/42	35,000	34,231

Illinois Tool Works, Inc.,
Sr. Unsecured, 3.50%, 3/01/24	45,000	45,529

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	20,000	20,457

TOTAL MISCELLANEOUS MANUFACTURING		$100,217

OFFICE/BUSINESS EQUIPMENT – 0.1%

Xerox Corp.,
Sr. Unsecured, 2.75%, 3/15/19	30,000	30,452

OIL & GAS – 0.4%

BP Capital Markets PLC,
Company Guaranteed, 2.50%, 11/06/22	50,000	47,312

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	30,000	30,090

Husky Energy, Inc.,
Sr. Unsecured, 4.00%, 4/15/24	15,000	15,487

Marathon Oil Corp.,
Sr. Unsecured, 2.80%, 11/01/22	45,000	42,997

Murphy Oil Corp.,
Sr. Unsecured, 5.13%, 12/01/42	70,000	67,966

Petrobras Global Finance BV,
Company Guaranteed, 2.00%, 5/20/16	30,000	30,037

TOTAL OIL & GAS		$233,889

PHARMACEUTICALS – 0.2%

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	20,000	20,216

Novartis Capital Corp.,
Company Guaranteed, 4.40%, 5/06/44	75,000	76,966

Zoetis, Inc.,
Sr. Unsecured, 4.70%, 2/01/43	15,000	15,300

TOTAL PHARMACEUTICALS		$112,482

PIPELINES – 0.2%

Buckeye Partners LP,
Sr. Unsecured, 2.65%, 11/15/18	40,000	39,934

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23#	35,000	34,105

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	45,000	53,156

TOTAL PIPELINES		$127,195

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    78

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS – 0.9%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	$15,000	$15,980

CommonWealth REIT,
Sr. Unsecured, 6.65%, 1/15/18	100,000	111,597

Digital Realty Trust LP,
Company Guaranteed, 5.88%, 2/01/20#	100,000	110,229

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	15,000	15,452

Health Care REIT, Inc.,
Sr. Unsecured, 4.70%, 9/15/17	100,000	109,454

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	40,000	38,674

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	90,000	90,967

ProLogis LP,
Company Guaranteed, 3.35%, 2/01/21	35,000	35,298

TOTAL REAL ESTATE INVESTMENT TRUSTS		$527,651

RETAIL – 0.1%

CVS Caremark Corp.,
Sr. Unsecured, 5.75%, 6/01/17	49,000	55,564

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	35,000	33,850

TELECOMMUNICATIONS – 0.2%

AT&T, Inc.,
FRN, Sr. Unsecured, 1.14%, 11/27/18Δ	55,000	56,072

Verizon Communications, Inc.,
Sr. Unsecured, 6.40%, 9/15/33	35,000	42,337

TOTAL TELECOMMUNICATIONS		$98,409

TRANSPORTATION – 0.2%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	26,824

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	55,000	56,213

TOTAL TRANSPORTATION		$83,037

TRUCKING & LEASING – 0.0%**

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	20,000	21,281

TOTAL CORPORATE BONDS (COST $3,821,427)		$3,938,173

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2,
Series A, Pass-Through Certificates,
7.25%, 11/10/19	66,086	77,362

Description	Par Value	Value

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates,
6.82%, 8/10/22	$52,048	$61,547

TOTAL AIRLINES		$138,909

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $117,735)		$138,909

MORTGAGE-BACKED SECURITIES – 2.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.2%

Pool A15865, 5.50%, 11/01/33	76,274	84,385

Pool A19412, 5.00%, 3/01/34	192,376	211,627

Pool C00478, 8.50%, 9/01/26	2,734	3,139

Pool C03517, 4.50%, 9/01/40	60,360	64,925

Pool C04305, 3.00%, 11/01/42	237,540	231,461

Pool C09020, 3.50%, 11/01/42	243,096	246,890

Pool G05774, 5.00%, 1/01/40	418,864	462,284

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,304,711

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.4%

Pool 533246, 7.50%, 4/01/30	18,521	19,522

Pool AB4089, 3.00%, 12/01/26	55,559	57,563

Pool AJ4050, 4.00%, 10/01/41	175,321	184,050

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$261,135

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 354677, 7.50%, 10/15/23	21,961	24,964

Pool 354765, 7.00%, 2/15/24	28,903	32,926

Pool 354827, 7.00%, 5/15/24	26,172	29,731

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$87,621

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,624,012)		$1,653,467

U.S. TREASURY – 1.9%

U.S. TREASURY BONDS – 0.5%

4.38%, 5/15/40	190,000	222,969

4.75%, 2/15/37	21,000	25,881

TOTAL U.S. TREASURY BONDS		$248,850

U.S. TREASURY NOTES – 1.4%

0.63%, 9/30/17	40,000	39,380

1.50%, 12/31/18	87,000	86,629

1.50%, 3/31/19	100,000	99,262

1.63%, 11/15/22	96,000	89,448

2.13%, 5/31/15	65,000	66,405

2.13%, 8/31/20	115,000	115,305

3.50%, 5/15/20	100,000	108,765

ANNUAL REPORT / April 30, 2014

79    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value
4.50%, 2/15/16	$100,000	$107,494

4.50%, 5/15/17	100,000	110,824

TOTAL U.S. TREASURY NOTES		$823,512

TOTAL U.S. TREASURY (COST $1,019,515)		$1,072,362

	Number of Shares

MONEY MARKET FUND – 0.2%

Dreyfus Cash Management Fund,

Institutional Shares, 0.03%^	135,211	$135,211

TOTAL MONEY MARKET FUND (COST $135,211)		$135,211

TOTAL INVESTMENTS IN SECURITIES – 100.2% (COST $52,750,944)		$58,384,344

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.2%

REPURCHASE AGREEMENTS – 1.2%

Mizuho Securities USA, Inc., 0.05%, dated 04/30/14, due 05/01/14, repurchase price $736,601, collateralized by U.S. Treasury Securities 0.00% to 4.25%, maturing 05/01/14 to 02/15/44; total market value of $751,332.	$736,600	$736,600

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $736,600)		$736,600

TOTAL INVESTMENTS – 101.4% (COST $53,487,544)		$59,120,944

COLLATERAL FOR SECURITIES ON LOAN – (1.2%)		(736,600)

OTHER LIABILITIES LESS ASSETS – (0.2%)		(95,965)

TOTAL NET ASSETS – 100.0%		$58,288,379

Cost of investments for Federal income tax purposes is $54,219,967. The net unrealized appreciation/(depreciation) of investments was $4,900,977. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,602,217 and net unrealized depreciation from investments for those securities having an excess of cost over value of $701,239.

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    80

Wilmington Strategic Allocation Aggressive Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$51,173,416	$—	$—	$51,173,416

Collateralized Mortgage Obligations	—	272,806	—	272,806

Corporate Bonds	—	3,938,173	—	3,938,173

Enhanced Equipment Trust Certificates	—	138,909	—	138,909

Mortgage-Backed Securities	—	1,653,467	—	1,653,467

U.S. Treasury	—	1,072,362	—	1,072,362

Money Market Fund	135,211	—	—	135,211

Repurchase Agreement	—	736,600	—	736,600

Total	$51,308,627	$7,812,317	$—	$59,120,944

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Aggressive Fund

At April 30, 2014, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Equity Funds	83.7%

Exchange-Traded Funds	8.7%

Alternative Investment Funds	5.4%

Money Market Fund	1.4%

Commodity Fund	0.9%

Other Assets and Liabilities - Net[1]	(0.1)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2014

Description	Number of Shares	Value

INVESTMENT COMPANIES – 100.1%

ALTERNATIVE INVESTMENT FUNDS – 5.4%

AQR Managed Futures Strategy Fund, Class I	89,201	$883,983

Gateway Fund, Class Y	40,352	1,175,459

TOTAL ALTERNATIVE INVESTMENT FUNDS		$2,059,442

COMMODITY FUND – 0.9%

Credit Suisse Commodity Return Strategy Fund, Class I*	43,324	340,529

EQUITY FUNDS – 83.7%

DFA U.S. Small Cap Value Portfolio, Institutional Class	23,015	808,976

Diamond Hill Large Cap Fund, Class Y	62,883	1,384,048

Harbor International Fund, Institutional Shares	41,495	3,045,710

LSV Value Equity Fund	62,204	1,397,101

MFS International New Discovery Fund, Class I	16,649	491,806

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	105,188	3,825,690

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	75,996	1,302,575

T Rowe Price Institutional Large-Cap Growth Fund	150,973	3,991,729

Wilmington Large-Cap Strategy Fund, Class I§	14,913	257,555

Description	Number of Shares	Value

Wilmington Mid-Cap Growth Fund, Class I§	251,907	$4,572,107

Wilmington Multi-Manager International Fund, Class I§	1,201,789	9,542,203

Wilmington Small-Cap Strategy Fund, Class I§	104,454	1,507,267

TOTAL EQUITY FUNDS		$32,126,767

EXCHANGE-TRADED FUNDS – 8.7%

iShares Cohen & Steers REIT ETF	4,550	388,798

iShares Russell Mid-Cap Value	22,788	1,572,600

iShares TIPS ETF	8,250	937,035

SPDR Dow Jones International Real Estate ETF	10,500	448,455

TOTAL EXCHANGE-TRADED FUNDS		$3,346,888

MONEY MARKET FUND – 1.4%

Wilmington Prime Money Market Fund, Institutional Class, 0.01%^,§	526,966	526,966

TOTAL INVESTMENT COMPANIES (COST $32,587,750)		$38,400,592

TOTAL INVESTMENTS – 100.1% (COST $32,587,750)		$38,400,592

OTHER LIABILITIES LESS ASSETS – (0.1%)		(34,558)

TOTAL NET ASSETS – 100.0%		$38,366,034

April 30, 2014 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    82

Wilmington Strategic Allocation Aggressive Fund (concluded)

Cost of investments for Federal income tax purposes is $36,695,702. The net unrealized appreciation/(depreciation) of investments was $1,704,890. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,171,870 and net unrealized depreciation from investments for those securities having an excess of cost over value of $466,980.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Investment Companies	$38,400,592	$—	$—	$38,400,592

Total	$38,400,592	$—	$—	$38,400,592

See Notes to Portfolios of Investments

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

NOTES TO PORTFOLIOS OF INVESTMENTS

†	During the period, the Wilmington Rock Maple Alternatives Fund was renamed Wilmington Multi-Manager Alternatives Fund.

Δ	Floating rate note with current rate and stated maturity date shown.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

Ω	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2014, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
International Fund	$2,027,667	0.4%
Alternatives Fund	18,598,287	8.8%
Real Asset Fund	871,906	0.2%
Strategic Allocation Moderate Fund	243,134	0.4%

•	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2014, these restricted securities were as follows:

Security	Acquisition Date	Cost	Market Value	Percentage of Total Net Assets
International Fund
Aditya Birla Nuvo Ltd.	06/16/2010	$26,604	$29,193
Ambuja Cements Ltd.	11/01/2012	64,415	55,692
Axis Bank Ltd.	03/19/2010	16,746	16,591
Axis Bank Ltd.	03/27/2012	43,358	47,762
Bank Alfalah Ltd.	10/22/2013	26,729	35,477
Container Corp. of India	02/08/2010	29,219	26,185
Container Corp. of India	01/13/2011	38,773	33,327
DG Khan Cement Co. Ltd.	10/22/2013	29,545	38,773
Fauji Fertilizer Co. Ltd.	10/22/2013	36,364	42,558
FPT Corp.	10/13/2010	25,843	28,101
FPT Corp.	01/13/2011	38,488	52,488
HDFC Bank Ltd.	12/20/2010	121,868	152,861
HDFC Bank Ltd.	01/13/2011	26,322	32,058
Hub Power Co. Ltd.	10/22/2013	41,351	40,350
Jaiprakash Associates Ltd.	06/21/2010	34,593	10,648
Jaiprakash Associates Ltd.	01/13/2011	36,608	15,212
Jaiprakash Associates Ltd.	11/01/2012	35,223	19,327
Lucky Cement Ltd.	10/22/2013	53,636	83,652
MCB Bank Ltd.	10/22/2013	103,830	133,317
National Bank of Pakistan	10/22/2013	27,192	31,924
Nishat Mills Ltd.	10/22/2013	16,596	22,124
NTPC Ltd.	10/12/2009	102,375	43,498
NTPC Ltd.	01/13/2011	52,888	23,789
NTPC Ltd.	03/27/2012	63,330	36,893
Oil & Gas Development Co. Ltd.	10/22/2013	98,207	110,459
Pakistan State Oil Co. Ltd.	10/22/2013	31,024	53,832
Pakistan Telecommunication Co. Ltd.	10/22/2013	22,996	26,428
PetroVietnam Drilling & Well Services JSC	10/11/2012	23,747	58,225
PetroVietnam Fertilizer & Chemicals JSC	03/27/2012	37,753	40,473
Pha Lai Thermal Power JSC	10/13/2010	23,704	37,828
Reliance Industries Ltd. GDR	07/03/2007	169,670	123,814
Reliance Industries Ltd. GDR	01/20/2012	42,433	42,036
Reliance Industries Ltd. GDR	03/27/2012	82,122	88,350

April 30, 2014 / ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS    84

Security	Acquisition Date	Cost	Market Value	Percentage of Total Net Assets
Reliance Industries Ltd. GDR	04/02/2012	$41,493	$ 43,400
Reliance Industries Ltd. GDR	11/01/2012	66,561	68,200
SUI Southern Gas Co. Ltd.	10/22/2013	22,024	28,206
Sun Pharmaceutical Industries Ltd.	02/08/2010	38,759	125,782
Tata Steel Ltd.	09/21/2011	45,297	31,526
Vingroup JSC	10/13/2010	24,321	37,691
Vingroup JSC	10/14/2010	2,963	4,476
Vingroup JSC	11/01/2012	51,422	55,141
			$ 2,027,667	0.4%
Alternatives Fund
Altice SA	04/23/2014	2,065,000	2,087,500
Altice SA	04/30/2014	523,125	521,875
Beverages & More, Inc.	11/08/2013	1,015,000	1,032,500
Beverages & More, Inc.	04/04/2014	894,625	877,625
BlueLine Rental Finance Corp.	01/22/2014	1,037,500	1,075,000
BlueLine Rental Finance Corp.	02/25/2014	1,315,625	1,343,750
BlueLine Rental Finance Corp.	03/18/2014	423,000	430,000
Burlington Holdings LLC	11/08/2013	378,010	376,175
Burlington Holdings LLC	01/08/2014	215,775	215,250
Jefferies Finance LLC/JFIN Co.-Issuer Corp.	03/27/2014	1,262,500	1,259,375
Michael Foods Holding, Inc.	11/13/2013	530,625	521,875
Michael Foods Holding, Inc.	11/18/2013	530,000	521,875
Michaels Finco Holding LLC / Michaels Finco, Inc.	08/01/2013	406,000	411,500
Michaels Finco Holding LLC / Michaels Finco, Inc.	11/06/2013	258,750	257,187
Michaels Finco Holding LLC / Michaels Finco, Inc.	11/07/2013	363,125	360,063
Michaels Finco Holding LLC / Michaels Finco, Inc.	02/06/2014	1,035,000	1,028,750
Neiman Marcus Group Ltd., Inc.	11/06/2013	769,688	832,500
Neiman Marcus Group Ltd., Inc.	11/18/2013	256,250	277,500
Neiman Marcus Group Ltd., Inc.	02/06/2014	1,047,500	1,110,000
Sprint Corp.	09/09/2013	482,125	518,937
Sprint Corp.	11/07/2013	321,750	327,750
Sprint Corp.	11/19/2013	269,063	273,125
Sprint Corp.	02/06/2014	1,077,500	1,092,500
Vander Intermediate Holding II Corp.	04/09/2014	304,235	300,675
Wind Acquisition Finance SA	04/30/2014	1,546,875	1,545,000
			$18,598,287	8.8%
Real Asset Fund
MAGI Funding PLC	05/12/2011	208,109	209,645
Slovenia Government International Bond	11/15/2013	268,742	300,863
Venture VII CDO Ltd.	08/02/2010	329,177	361,398
			$ 871,906	0.2%
Strategic Allocation Moderate Fund
Cox Communications, Inc.	04/24/2013	99,875	93,325
FMR LLC	06/28/2010	102,666	124,417
Hyundai Capital America	08/06/2013	24,985	25,392
			$ 243,134	0.4%

^	7-Day net yield.
§	Affiliated company. See Note 4 in Notes to Financial Statements.

ANNUAL REPORT / April 30, 2014

85    NOTES TO PORTFOLIOS OF INVESTMENTS

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2014, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
International Fund	$267,967	0.1%

Real Asset Fund	$305,481	0.1%

¤	While the Fund’s position in this security is long, the investment provides short exposure to the market.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

Ö	All or a portion of this security is segregated as collateral in connection with the fund’s short positions and written options carried by the Funds. The total value of all securities segregated at April 30, 2014 was:

Fund	Amount	Percentage of Total Net Assets
Alternatives Fund	$66,440,990	31.4%

Ø	All or a portion of this security is segregated as collateral in connection with the fund’s futures, forwards and written options positions. The total value of all securities segregated at April 30, 2014 was:

Fund	Amount	Percentage of Total Net Assets
Real Asset Fund	$698,039	0.2%

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

CPI – Consumer Price Index

EAFE – Europe, Asia, Far East

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GDR – Global Depositary Receipt

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipts

TIPS – Treasury Inflation Protected Security

Currency Code	Currency
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	86

April 30, 2014	Wilmington Multi-Manager International Fund	Wilmington Multi-Manager Alternatives Fund	Wilmington Multi-Manager Real Asset Fund
ASSETS:
Investments, at identified cost	$481,870,129	$221,015,054	$416,951,279

Investments in securities, at value (Including $35,042,406, $0 and $969,935 of securities on loan, respectively) (Note 2)	569,468,397	222,188,877	457,672,527

Cash	31,794	3,189,615	439,803
Deposits for securities sold short	—	34,447,771	—
Deposits for swaps	—	—	458,000
Cash denominated in foreign currencies(a)	1,222,596	540,531	3,931,593
Premiums paid for swap agreements	—	—	52,138
Variation margin receivable for centrally cleared swap agreements	—	—	52,034
Income receivable	2,648,666	676,694	1,216,613
Receivable for shares sold	234,288	178,580	295,885
Unrealized appreciation on over the counter swap agreements	—	—	91,005
Unrealized appreciation on foreign exchange contracts	6,838	35,559	628,682
Receivable for investments sold	3,263,161	17,925,244	3,339,762
Other assets	10,731	22,490	15,212

TOTAL ASSETS	576,886,471	279,205,361	468,193,254

LIABILITIES:
Options written, at value	—	1,771,877(b)	99,359(b)
Deferred capital gains tax payable	131,115	—	155,002
Premiums received for swap agreements	—	—	61,263
Variation margin payable for centrally cleared swap agreements	—	—	32,988
Payable for securities sold short	—	35,522,440(c)	—
Payable for investments purchased	5,317,710	26,918,085	7,698,510
Collateral for securities on loan	37,174,708	—	992,730
Due to broker for foreign exchange contracts	—	—	240,000
Due to broker for swap agreements	—	—	250,000
Due to prime broker for securities sold short	—	2,878,953	—
Unrealized depreciation on over the counter swap agreements	—	—	162,406
Unrealized depreciation on foreign exchange contracts	4,887	176,540	2,644,134
Payable for shares redeemed	694,808	23,868	52,112
Payable to sub-advisors	237,696	123,306	127,010
Payable for Trustees’ fees	57	56	56
Payable for distribution services fee	1,256	833	520
Payable for shareholder services fee	51,601	—	—
Other accrued expenses	292,040	103,384	159,011

TOTAL LIABILITIES	43,905,878	67,519,342	12,675,101

NET ASSETS	$532,980,593	$211,686,019	$455,518,153

NET ASSETS CONSIST OF:

Paid-in capital	$802,518,279	$210,346,350	$534,704,625
Undistributed (distributions in excess of) net investment income	2,418,285	86,713	(3,791,351)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(359,593,225)	1,849,609	(114,326,355)
Net unrealized appreciation (depreciation) of investments and foreign currencies	87,637,254	(596,653)	38,931,234

TOTAL NET ASSETS	$532,980,593	$211,686,019	$455,518,153

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$6,106,973	$4,156,085	$2,605,543

Shares outstanding (unlimited shares authorized)	773,127	386,969	175,926

Net Asset Value per share	$7.90	$10.74	$14.81

Offering price per share*	$8.36**	$11.37**	$15.67**

Class I
Net Assets	$526,873,620	$207,529,934	$452,912,610

Shares outstanding (unlimited shares authorized)	66,337,224	19,325,834	30,436,034

Net Asset Value per share	$7.94	$10.74	$14.88

(a)	Cost of cash denominated in foreign currencies was $1,213,723, $536,461 and $3,817,711, respectively.

(b)	Premiums received for options written was $1,888,564 and $137,323, respectively.

(c)	Proceeds received for securities sold short was $33,796,963.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

87	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2014	Wilmington Strategic Allocation Conservative Fund	Wilmington Strategic Allocation Moderate Fund	Wilmington Strategic Allocation Aggressive Fund
ASSETS:
Investments, at identified cost	$40,575,588	$53,487,544	$32,587,750

Investments in securities, at value (Including $0, $721,730 and $0 of securities on loan, respectively) (Note 2)	42,247,280(a)	59,120,944(a)	38,400,592(a)

Income receivable	39,393	78,454	7
Due from advisor	—	477	103
Receivable for shares sold	—	1,992	—
Other assets	14,449	6,568	13,768

TOTAL ASSETS	42,301,122	59,208,435	38,414,470

LIABILITIES:
Payable for investments purchased	—	48,745	—
Collateral for securities on loan	—	736,600	—
Payable for shares redeemed	1,203	58,153	—
Payable for Trustees’ fees	56	56	57
Payable for distribution services fee	965	11,887	624
Other accrued expenses	37,787	64,615	47,755

TOTAL LIABILITIES	40,011	920,056	48,436

NET ASSETS	$42,261,111	$58,288,379	$38,366,034

NET ASSETS CONSIST OF:

Paid-in capital	$40,189,902	$60,705,067	$38,447,363
Undistributed (distributions in excess of) net investment income	95,931	97,447	25,581
Accumulated net realized gain (loss) on investments	303,586	(8,147,535)	(5,919,752)
Net unrealized appreciation (depreciation) of investments	1,671,692	5,633,400	5,812,842

TOTAL NET ASSETS	$42,261,111	$58,288,379	$38,366,034

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,608,463	$57,317,338	$2,973,618

Shares outstanding (unlimited shares authorized)	420,981	5,476,378	262,020

Net Asset Value per share	$10.95	$10.47	$11.35

Offering price per share*	$11.59**	$11.08**	$12.01**

Class I
Net Assets	$37,652,648	$971,041	$35,392,416

Shares outstanding (unlimited shares authorized)	3,432,440	92,763	3,108,634

Net Asset Value per share	$10.97	$10.47	$11.39

(a)	Includes $23,495,724, $12,226,855 and $16,406,098 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	88

Year Ended April 30, 2014	Wilmington Multi-Manager International Fund	Wilmington Multi-Manager Alternatives Fund	Wilmington Multi-Manager Real Asset Fund
INVESTMENT INCOME:
Dividends	$16,035,795(a)(b)	$1,215,618(a)	$4,892,580(a)(b)
Interest	48,663(a)	1,329,951	3,589,840(a)
Securities lending income	162,570	—	22,817

TOTAL INVESTMENT INCOME	16,247,028	2,545,569	8,505,237

EXPENSES:
Investment advisory fee	5,291,162	1,962,374	3,648,416
Administrative personnel and services fee	141,408	30,507	117,917
Portfolio accounting, administration and custodian fees	739,160	145,715	354,787
Transfer and dividend disbursing agent fees and expenses	154,932	63,342	155,201
Trustees’ fees	29,266	29,461	29,233
Professional fees	202,343	126,983	97,705
Distribution services fee—Class A	15,113	7,390	10,921
Shareholder services fee—Class A	15,192	7,409	10,997
Shareholder services fee—Class I	1,287,618	259,263	1,076,827
Share registration costs	16,897	10,763	15,691
Printing and postage	44,522	22,492	34,361
Dividend expense on securities sold short	—	238,659	—
Prime broker interest expense	—	240,030	—
Miscellaneous	71,231	15,546	54,403

TOTAL EXPENSES	8,008,844	3,159,934	5,606,459

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(219,908)	(295,129)	(33,301)
Waiver of shareholder services fee—Class A	(15,192)	(7,409)	(10,997)
Waiver of shareholder services fee—Class I	(670,505)	(259,263)	(1,076,827)

TOTAL WAIVERS AND REIMBURSEMENTS	(905,605)	(561,801)	(1,121,125)

Net expenses	7,103,239	2,598,133	4,485,334

Net investment income (loss)	9,143,789	(52,564)	4,019,903

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	13,579,929	6,929,411	3,199,997
Net realized gain (loss) of foreign currency transactions	(312,549)	(836,798)	(2,487,217)
Net realized gain (loss) on futures contracts	—	(1,055,290)	376,418
Net realized gain (loss) on swap agreements	—	—	(824,440)
Net realized gain (loss) on options written	—	495,136	288,036
Net realized gain (loss) on securities sold short	—	(2,036,795)	(41,422)
Net change in unrealized appreciation (depreciation) of investments	31,325,697	(2,608,605)	(18,354,098)

Net realized and unrealized gain (loss) on investments	44,593,077	887,059	(17,842,726)

Change in net assets resulting from operations	$53,736,866	$834,495	$(13,822,823)

(a)	Net of foreign withholding taxes withheld of $1,269,001, $25,115 and $198,471, respectively.

(b)	Includes $30 and $1,135 received from affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

89	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2014	Wilmington Strategic Allocation Conservative Fund	Wilmington Strategic Allocation Moderate Fund	Wilmington Strategic Allocation Aggressive Fund
INVESTMENT INCOME:
Dividends(a)	$816,481	$827,085	$505,381
Interest	—	268,696	—
Securities lending income	—	1,671	—

TOTAL INVESTMENT INCOME	816,481	1,097,452	505,381

EXPENSES:
Investment advisory fee	222,325	307,872	197,043
Administrative personnel and services fee	11,979	16,646	10,665
Portfolio accounting, administration and custodian fees	36,207	35,522	37,553
Transfer and dividend disbursing agent fees and expenses	2,782	78,543	2,502
Trustees’ fees	29,276	29,177	29,184
Professional fees	62,637	69,359	83,307
Distribution services fee—Class A	13,325	147,303	7,922
Shareholder services fee—Class A	13,325	147,374	7,922
Shareholder services fee—Class I	97,838	6,561	90,599
Share registration costs	16,918	15,556	15,756
Printing and postage	5,950	16,077	2,280
Miscellaneous	17,337	15,315	15,153

TOTAL EXPENSES	529,899	885,305	499,886

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(183,433)	(220,778)	(115,850)
Waiver of shareholder services fee—Class A	(13,325)	(147,374)	(7,922)
Waiver of shareholder services fee—Class I	(97,838)	(6,561)	(90,599)

TOTAL WAIVERS AND REIMBURSEMENTS	(294,596)	(374,713)	(214,371)

Net expenses	235,303	510,592	285,515

Net investment income	581,178	586,860	219,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	42,432	2,998,781	1,300,056
Net realized gain (loss) from affiliated investment companies	1,508,172	2,506,837	6,694,802
Realized gain distributions received from investment companies	771,580(b)	1,040,095(b)	962,710(b)
Net change in unrealized appreciation (depreciation) of investments	(2,171,155)	(2,779,410)	(4,625,166)

Net realized and unrealized gain (loss) on investments	151,029	3,766,303	4,332,402

Change in net assets resulting from operations	$732,207	$4,353,163	$4,552,268

(a)	Includes $463,388, $160,289 and $268,287 received from affiliated issuers, respectively.

(b)	Includes $538,076, $113,741 and $119,223 received from affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	90

	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$9,143,789	$6,520,842	$(52,564)	$104,479
Net realized gain (loss) on investments	13,267,380	1,499,837	3,495,664	388,584
Net change in unrealized appreciation (depreciation) of investments	31,325,697	39,873,592	(2,608,605)	1,805,504

Change in net assets resulting from operations	53,736,866	47,894,271	834,495	2,298,567

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(100,744)	(111,214)	(1,588)	(4,523)
Class I	(9,081,446)	(7,211,270)	(148,469)	(199,237)
Distributions from net realized gain on investments
Class A	—	—	(34,832)	(8,614)
Class I	—	—	(1,351,865)	(223,223)

Change in net assets resulting from distributions to shareholders	(9,182,190)	(7,322,484)	(1,536,754)	(435,597)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	137,022	142,433	2,033,438	2,861,578
Class I	50,989,190	166,779,699	177,165,983	27,403,985
Distributions reinvested
Class A	94,256	103,845	19,874	4,638
Class I	3,099,392	3,795,059	1,235,059	253,077
Cost of shares redeemed
Class A	(924,964)	(1,098,408)	(312,867)	(667,034)
Class I	(84,158,652)	(93,477,137)	(14,810,513)	(9,717,858)

Change in net assets resulting from share transactions	(30,763,756)	76,245,491	165,330,974	20,138,386

Change in net assets	13,790,920	116,817,278	164,628,715	22,001,356
NET ASSETS:
Beginning of year	519,189,673	402,372,395	47,057,304	25,055,948

End of year	$532,980,593	$519,189,673	$211,686,019	$47,057,304

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$2,418,285	$2,491,830	$86,713	$55,303

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	18,251	21,733	187,539	277,947
Class I	6,846,276	24,972,503	16,352,366	2,674,880
Distributions reinvested
Class A	13,226	16,626	1,838	456
Class I	428,856	602,343	114,237	24,901
Shares redeemed
Class A	(125,478)	(165,710)	(28,946)	(63,829)
Class I	(11,165,156)	(13,970,185)	(1,369,535)	(945,109)

Net change resulting from share transactions	(3,984,025)	11,477,310	15,257,499	1,969,246

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

91	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Conservative Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$4,019,903	$5,289,159	$581,178	$952,943
Net realized gain (loss) on investments	511,372	13,436,862	2,322,184	2,951,436
Net change in unrealized appreciation (depreciation) of investments	(18,354,098)	21,596,419	(2,171,155)	(972,404)

Change in net assets resulting from operations	(13,822,823)	40,322,440	732,207	2,931,975

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(70,292)	(81,145)	(86,628)	(125,121)
Class I	(6,365,654)	(5,540,020)	(721,293)	(935,470)
Distributions from net realized gain on investments
Class A	—	—	(36,042)	—
Class I	—	—	(270,649)	—

Change in net assets resulting from distributions to shareholders	(6,435,946)	(5,621,165)	(1,114,612)	(1,060,591)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	456,530	1,212,737	267,212	169,929
Class I	94,787,111	116,563,420	2,166,977	1,963,989
Distributions reinvested
Class A	60,601	71,152	112,340	119,486
Class I	2,253,884	2,285,729	933,462	865,722
Cost of shares redeemed
Class A	(3,825,835)	(2,482,554)	(1,736,476)	(1,514,337)
Class I	(65,291,287)	(56,703,907)	(7,034,024)	(7,844,528)

Change in net assets resulting from share transactions	28,441,004	60,946,577	(5,290,509)	(6,239,739)

Change in net assets	8,182,235	95,647,852	(5,672,914)	(4,368,355)
NET ASSETS:
Beginning of year	447,335,918	351,688,066	47,934,025	52,302,380

End of year	$455,518,153	$447,335,918	$42,261,111	$47,934,025

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,791,351)	$(265,630)	$95,931	$279,493

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	31,056	82,008	24,601	15,803
Class I	6,548,509	7,894,671	198,386	183,347
Distributions reinvested
Class A	4,301	4,913	10,425	11,200
Class I	159,217	157,201	86,408	80,984
Shares redeemed
Class A	(266,938)	(172,209)	(159,664)	(141,142)
Class I	(4,518,152)	(3,858,115)	(646,380)	(729,645)

Net change resulting from share transactions	1,957,993	4,108,469	(486,224)	(579,453)

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	92

	Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Ten Months Ended April 30, 2013
OPERATIONS:
Net investment income (loss)	$586,860	$873,786	$219,866	$526,496
Net realized gain (loss) on investments	6,545,713	2,637,418	8,957,568	3,114,286
Net change in unrealized appreciation (depreciation) of investments	(2,779,410)	1,297,464	(4,625,166)	786,944

Change in net assets resulting from operations	4,353,163	4,808,668	4,552,268	4,427,726

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(636,970)	(926,451)	(19,582)	(35,195)
Class I	(41,402)	(49,723)	(290,529)	(505,334)

Change in net assets resulting from distributions to shareholders	(678,372)	(976,174)	(310,111)	(540,529)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,505,386	2,054,731	105,225	209,528
Class I	1,312,531	159,948	3,712,404	2,700,961
Distributions reinvested
Class A	603,379	883,415	18,626	34,161
Class I	36,056	49,723	87,571	162,920
Cost of shares redeemed
Class A	(8,953,240)	(11,243,873)	(691,931)	(433,111)
Class I	(3,283,872)	(735,576)	(8,139,037)	(9,861,513)

Change in net assets resulting from share transactions	(8,779,760)	(8,831,632)	(4,907,142)	(7,187,054)

Change in net assets	(5,104,969)	(4,999,138)	(664,985)	(3,299,857)
NET ASSETS:
Beginning of year	63,393,348	68,392,486	39,031,019	42,330,876

End of year	$58,288,379	$63,393,348	$38,366,034	$39,031,019

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$97,447	$84,765	$25,581	$48,599

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	147,756	219,213	9,611	22,757
Class I	130,859	17,508	343,392	284,533
Distributions reinvested
Class A	59,124	94,779	1,668	3,589
Class I	3,548	5,344	7,911	17,145
Shares redeemed
Class A	(882,214)	(1,209,721)	(63,104)	(46,813)
Class I	(321,291)	(79,089)	(742,129)	(1,060,103)

Net change resulting from share transactions	(862,218)	(951,966)	(442,651)	(778,892)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

93	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$7.27	$6.72	$7.63		$5.95	$5.36	$8.50
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.09	0.16		0.12	0.06	0.08
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.63	0.57	(1.05)		1.64	0.63	(2.92)

Total Income (Loss) From Operations	0.75	0.66	(0.89)		1.76	0.69	(2.84)

Less Distributions From:
Net Investment Income	(0.12)	(0.11)	(0.02)		(0.08)	(0.10)	(0.10)
Net Realized Gains	—	—	—		—	—	(0.20)
Return of Capital	—	—	—		—	0.00 (b)	—

Total Distributions	(0.12)	(0.11)	(0.02)		(0.08)	(0.10)	(0.30)

Net Asset Value, End of Period	7.90	7.27	6.72		$7.63	$5.95	$5.36

Total Return(c)	10.53%	10.17%	(11.65)%		29.57%	12.74%	(32.95)%
Net Assets, End of Period (000’s)	$6,107	$6,301	$6,682		$571	$83	$80
Ratios to Average Net Assets
Gross Expense	1.78%	1.78%	1.62	%(d)	1.59%	1.63%	1.72%
Net Expenses(e)	1.49%	1.48%	1.42	%(d)	1.58%	1.62%	1.65%
Net Investment Income (Loss)	1.64%	1.38%	2.77	%(d)	1.61%	0.89%	1.53%
Portfolio Turnover Rate	49%	72%	85%		98%	107%	136%

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$7.30	$6.75	$7.66		$5.97	$5.37	$8.51
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.10	0.06		0.10	0.07	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.64	0.57	(0.94)		1.67	0.64	(2.93)

Total Income (Loss) From Operations	0.77	0.67	(0.88)		1.77	0.71	(2.83)

Less Distributions From:
Net Investment Income	(0.13)	(0.12)	(0.03)		(0.08)	(0.11)	(0.11)
Net Realized Gains	—	—	—		—	—	(0.20)
Return of Capital	—	—	—		—	0.00 (b)	—

Total Distributions	(0.13)	(0.12)	(0.03)		(0.08)	(0.11)	(0.31)

Net Asset Value, End of Period	$7.94	$7.30	$6.75		$7.66	$5.97	$5.37

Total Return(c)	10.73%	10.22%	(11.45)%		29.78%	13.10%	(32.82)%
Net Assets, End of Period (000’s)	$526,874	$512,889	$395,690		$373,798	$249,031	$395,536
Ratios to Average Net Assets
Gross Expense	1.53%	1.54%	1.42	%(d)	1.43%	1.38%	1.42%
Net Expenses(e)	1.36%	1.35%	1.38	%(d)	1.41%	1.37%	1.40%
Net Investment Income (Loss)	1.75%	1.47%	1.17	%(d)	1.38%	1.03%	1.64%
Portfolio Turnover Rate	49%	72%	85%		98%	107%	136%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	94

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.58	$10.11		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.04)	0.00	(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.34	0.56		0.08

Total Income (Loss) From Operations	0.30	0.56		0.11

Less Distributions From:
Net Investment Income	(0.01)	(0.03)		—
Net Realized Gains	(0.13)	(0.06)		—

Total Distributions	(0.14)	(0.09)		—

Net Asset Value, End of Period	$10.74	$10.58		$10.11

Total Return(c)	2.74%	5.56%		1.10%
Net Assets, End of Period (000’s)	$4,156	$2,397		$121
Ratios to Average Net Assets
Gross Expense	3.30%	3.98%		4.66	%(d)(e)
Net Expenses(f)(g)	2.71%	2.84%		2.89	%(d)(e)
Net Investment Income (Loss)	(0.33)%	0.00	%(h)	0.88	%(d)
Portfolio Turnover Rate	403%	367%		8%

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.56	$10.08		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00 (b)	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.32	0.56		0.05

Total Income (Loss) From Operations	0.32	0.59		0.11

Less Distributions From:
Net Investment Income	(0.01)	(0.05)		(0.03)
Net Realized Gains	(0.13)	(0.06)		—

Total Distributions	(0.14)	(0.11)		(0.03)

Net Asset Value, End of Period	$10.74	$10.56		$10.08

Total Return(c)	3.01%	5.91%		1.10%
Net Assets, End of Period (000’s)	$207,530	$44,660		$24,935
Ratios to Average Net Assets
Gross Expense	2.95%	3.77%		4.33	%(d)(e)
Net Expenses(f)(g)	2.43%	2.65%		2.39	%(d)(e)
Net Investment Income (Loss)	(0.04)%	0.29%		2.11	%(d)
Portfolio Turnover Rate	403%	367%		8%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	Ratio of expenses to average net assets was increased by 0.41% to include dividend and interest expenses related to securities sold short.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(g)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the year and the periods presented would be:

	Class A	Class I
April 30, 2014	2.23%	1.98%
April 30, 2013	2.24%	1.98%
April 30, 2012	2.48%	1.98%

(h)	Represents less than 0.005%.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

95	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$15.55	$14.28	$14.00		$12.10	$11.60	$17.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.18	(0.21)		0.63	0.02	0.15
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.65)	1.28	0.50		1.91	0.75	(4.89)

Total Income (Loss) From Operations	(0.55)	1.46	0.29		2.54	0.77	(4.74)

Less Distributions From:
Net Investment Income	(0.19)	(0.19)	(0.01)		(0.64)	(0.27)	(0.59)
Net Realized Gains	—	—	—		—	—	(0.82)

Total Distributions	(0.19)	(0.19)	(0.01)		(0.64)	(0.27)	(1.41)

Net Asset Value, End of Period	$14.81	$15.55	$14.28		$14.00	$12.10	$11.60

Total Return(b)	(3.46)%	10.33%	2.04%		21.45%	6.57%	(26.78)%
Net Assets, End of Period (000’s)	$2,606	$6,337	$7,038		$13,773	$16,305	$20,073
Ratios to Average Net Assets
Gross Expense	1.54%	1.55%	1.33	%(c)	1.25%	1.20%	1.09%
Net Expenses(d)	1.28%	1.27%	1.28	%(c)	1.25%	1.19%	1.07%
Net Investment Income (Loss)	0.72%	1.13%	(1.86	)%(c)	4.64%	0.13%	1.15%
Portfolio Turnover Rate	149%	131%	180%		199%	156%	115%

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$15.61	$14.33	$14.02		$12.11	$11.61	$17.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.20	(0.09)		0.65	0.04	0.28
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.64)	1.30	0.41		1.94	0.75	(4.99)

Total Income (Loss) From Operations	(0.51)	1.50	0.32		2.59	0.79	(4.71)

Less Distributions From:
Net Investment Income	(0.22)	(0.22)	(0.01)		(0.68)	(0.29)	(0.61)
Net Realized Gains	—	—	—		—	—	(0.82)

Total Distributions	(0.22)	(0.22)	(0.01)		(0.68)	(0.29)	(1.43)

Net Asset Value, End of Period	$14.88	$15.61	$14.33		$14.02	$12.11	$11.61

Total Return(b)	(3.20)%	10.58%	2.31%		21.70%	6.76%	(26.59)%
Net Assets, End of Period (000’s)	$452,913	$440,999	$344,650		$252,497	$283,703	$368,263
Ratios to Average Net Assets
Gross Expense	1.29%	1.31%	1.08	%(c)	1.00%	0.95%	0.82%
Net Expenses(d)	1.03%	1.02%	1.02	%(c)	1.00%	0.94%	0.82%
Net Investment Income (Loss)	0.93%	1.39%	(0.74	)%(c)	4.82%	0.33%	2.09%
Portfolio Turnover Rate	149%	131%	180%		199%	156%	115%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	96

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$11.03	$10.61	$10.60		$9.66	$9.02	$10.54
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.18	0.17		0.26	0.26	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.05	0.45	0.05		0.95	0.64	(1.41)

Total Income (Loss) From Operations	0.17	0.63	0.22		1.21	0.90	(1.13)

Less Distributions From(b):
Net Investment Income	(0.17)	(0.21)	(0.21)		(0.27)	(0.26)	(0.25)
Net Realized Gains	(0.08)	—	—		—	—	(0.14)

Total Distributions	(0.25)	(0.21)	(0.21)		(0.27)	(0.26)	(0.39)

Net Asset Value, End of Period	$10.95	$11.03	$10.61		$10.60	$9.66	$9.02

Total Return(c)	1.60%	5.97%	2.15%		12.58%	9.98%	(10.57)%
Net Assets, End of Period (000’s)	$4,608	$6,016	$7,003		$8,003	$9,890	$3,402
Ratios to Average Net Assets
Gross Expense(d)	1.41%	1.35%	0.77	%(e)	0.60%	0.64%	1.56%
Net Expenses(d)(f)	0.75%	0.72%	0.63	%(e)	0.60%	0.64%	0.75%
Net Investment Income (Loss)	1.10%	1.71%	1.95	%(e)	2.54%	2.65%	3.02%
Portfolio Turnover Rate	33%	29%	37%		26%	92%	31%

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$11.05	$10.64	$10.62		$9.67	$9.04	$10.55
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.21	0.19		0.29	0.29	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.05	0.43	0.06		0.95	0.62	(1.41)

Total Income (Loss) From Operations	0.20	0.64	0.25		1.24	0.91	(1.10)

Less Distributions From(b):
Net Investment Income	(0.20)	(0.23)	(0.23)		(0.29)	(0.28)	(0.27)
Net Realized Gains	(0.08)	—	—		—	—	(0.14)

Total Distributions	(0.28)	(0.23)	(0.23)		(0.29)	(0.28)	(0.41)

Net Asset Value, End of Period	$10.97	$11.05	$10.64		$10.62	$9.67	$9.04

Total Return(c)	1.85%	6.13%	2.44%		12.96%	10.12%	(10.30)%
Net Assets, End of Period (000’s)	$37,653	$41,918	$45,299		$55,226	$53,131	$13,021
Ratios to Average Net Assets
Gross Expense(d)	1.16%	1.10%	0.52	%(e)	0.35%	0.39%	1.30%
Net Expenses(d)(f)	0.50%	0.47%	0.38	%(e)	0.35%	0.39%	0.50%
Net Investment Income (Loss)	1.34%	1.95%	2.20	%(e)	2.81%	2.91%	3.42%
Portfolio Turnover Rate	33%	29%	37%		26%	92%	31%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	Annualized for periods less than one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

97	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND†

CLASS A	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Year	$9.86	$9.26	$9.70	$8.62		$6.72
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.13	0.11	0.10		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.62	0.61	(0.42)	1.13		1.87

Total Income (Loss) From Operations	0.72	0.74	(0.31)	1.23		1.91

Less Distributions From:
Net Investment Income	(0.11)	(0.14)	(0.12)	(0.12)		(0.01)
Net Realized Gains	—	—	(0.01)	(0.03)		—

Total Distributions	(0.11)	(0.14)	(0.13)	(0.15)		(0.01)

Net Asset Value, End of Year	$10.47	$9.86	$9.26	$9.70		$8.62

Total Return(b)	7.34%	8.12%	(3.13)%	14.54%		28.39%
Net Assets, End of Year (000’s)	$57,317	$60,640	$65,285	$75,554		$21,822
Ratios to Average Net Assets
Gross Expense(c)	1.45%	1.45%	1.64%	1.51%		1.39%
Net Expenses(c)(d)	0.84%	0.84%	0.79%	0.73%		0.83%
Net Investment Income (Loss)	0.94%	1.36%	1.26%	0.97%		0.46%
Portfolio Turnover Rate	54%	32%	41%	55%		10%

CLASS I	2014	2013	2012	2011(e)
Net Asset Value, Beginning of Year	$9.84	$9.25	$9.70	$8.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.15	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.63	0.61	(0.43)	1.66

Total Income (Loss) From Operations	0.76	0.76	(0.29)	1.76

Less Distributions From:
Net Investment Income	(0.13)	(0.17)	(0.15)	(0.11)
Net Realized Gains	—	—	(0.01)	(0.03)

Total Distributions	(0.13)	(0.17)	(0.16)	(0.14)

Net Asset Value, End of Year	$10.47	$9.84	$9.25	$9.70

Total Return(b)	7.76%	8.29%	(2.87)%	22.07%
Net Assets, End of Year (000’s)	$971	$2,753	$3,108	$3,426
Ratios to Average Net Assets
Gross Expense(c)	1.19%	1.20%	1.39%	1.44	%(f)
Net Expenses(c)(d)	0.59%	0.59%	0.51%	0.67	%(f)
Net Investment Income (Loss)	1.33%	1.59%	1.53%	1.25	%(f)
Portfolio Turnover Rate	54%	32%	41%	55	%(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(f)	Annualized for periods less than one year.
(g)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
†

Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. See Note 8. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for A Shares for periods prior to June 14, 2010.

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	98

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

CLASS A	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$10.21	$9.20	$9.33		$7.49	$6.81	$10.92
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.04	0.10	0.05		0.14	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.17	1.02	(0.13)		1.85	0.68	(3.53)

Total Income (Loss) From Operations	1.21	1.12	(0.08)		1.99	0.78	(3.41)

Less Distributions From(b):
Net Investment Income	(0.07)	(0.11)	(0.05)		(0.15)	(0.10)	(0.12)
Net Realized Gains	—	—	—		—	—	(0.58)

Total Distributions	(0.07)	(0.11)	(0.05)		(0.15)	(0.10)	(0.70)

Net Asset Value, End of Period	$11.35	$10.21	$9.20		$9.33	$7.49	$6.81

Total Return(c)	11.84%	12.26%	(0.75)%		26.66%	11.41%	(30.79)%
Net Assets, End of Period (000’s)	$2,974	$3,205	$3,074		$3,502	$3,788	$3,165
Ratios to Average Net Assets
Gross Expense(d)	1.50%	1.46%	0.88	%(e)	0.67%	0.58%	0.66%
Net Expenses(d)(f)	0.95%	0.87%	0.73	%(e)	0.67%	0.58%	0.65%
Net Investment Income (Loss)	0.34%	1.10%	0.75	%(e)	1.64%	1.23%	1.63%
Portfolio Turnover Rate	72%	43%	17%		34%	53%	59%

CLASS I	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$10.24	$9.22	$9.35		$7.51	$6.82	$10.93
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.06	0.13	0.07		0.17	0.11	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.18	1.02	(0.13)		1.84	0.70	(3.54)

Total Income (Loss) From Operations	1.24	1.15	(0.06)		2.01	0.81	(3.39)

Less Distributions From(b):
Net Investment Income	(0.09)	(0.13)	(0.07)		(0.17)	(0.12)	(0.14)
Net Realized Gains	—	—	—		—	—	(0.58)

Total Distributions	(0.09)	(0.13)	(0.07)		(0.17)	(0.12)	(0.72)

Net Asset Value, End of Period	$11.39	$10.24	$9.22		$9.35	$7.51	$6.82

Total Return(c)	12.11%	12.62%	(0.62)%		26.91%	11.80%	(30.63)%
Net Assets, End of Period (000’s)	$35,392	$35,826	$39,257		$51,887	$46,058	$51,823
Ratios to Average Net Assets
Gross Expense(d)	1.25%	1.21%	0.61	%(e)	0.42%	0.33%	0.41%
Net Expenses(d)(f)	0.70%	0.62%	0.48	%(e)	0.42%	0.33%	0.40%
Net Investment Income (Loss)	0.58%	1.38%	1.02	%(e)	1.89%	1.41%	1.97%
Portfolio Turnover Rate	72%	43%	17%		34%	53%	59%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	Annualized for periods less than one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2014

99	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2014

1. ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 17 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Multi-Manager International Fund* (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.
Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”)(d)†	The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.
Wilmington Multi-Manager Real Asset Fund* (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.
Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)(d)	The Fund seeks a high level of total return consistent with a conservative level of risk relative to other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)(d)	The Fund seeks a high level of total return consistent with an aggressive level of risk relative to other Wilmington Strategic Allocation Funds.

†	During the period, the Wilmington Rock Maple Alternatives Fund was renamed Wilmington Multi-Manager Alternatives Fund.

(d)	Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;

•	price information on listed securities, including underlying Exchange Traded Funds (“ETF’s”) and Exchange Traded Notes (“ETN’s”), is taken from the exchange where the security is primarily traded; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	100

the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2014, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the International Fund and the Real Asset Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
International Fund
Citigroup Global Markets, Inc.	$8,829,004	$8,829,004	$—	$—
Daiwa Capital Markets America	8,829,004	8,829,004	—	—
HSBC Securities USA, Inc.	8,829,004	8,829,004	—	—
Nomura Securities International, Inc.	1,858,692	1,858,692	—	—
RBS Securities, Inc.	8,829,004	8,829,004	—	—

	$37,174,708	$37,174,708	$—	$—

Real Asset Fund
Citigroup Global Markets, Inc.	$600,000	$600,000	$—	$—
Morgan Stanley & Co. LLC	992,730	992,730	—	—

	$1,592,730	$1,592,730	$—	$—

Strategic Allocation Moderate Fund
Mizuho Securities USA, Inc.	$736,600	$736,600	$—	$—

	$736,600	$736,600	$—	$—

(1)Net amount represents the net amount receivable due from the counterparty in the event of default.

ANNUAL REPORT / April 30, 2014

101	NOTES TO FINANCIAL STATEMENTS (continued)

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	102

by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest expense on securities sold short. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

The Funds are required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin.

For the year ended April 30, 2014, the Alternatives Fund had average daily borrowings of $2,272,720 at an effective interest rate of 0.59% over 365 days. As of April 30, 2014, the Alternatives Fund had borrowings of $2,878,953. Interest expense on securities sold short for the year ended April 30, 2014 totaled $13,465.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2014, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$35,042,406	$35,042,406	$—
Real Asset Fund	969,935	969,935	—
Strategic Allocation Moderate Fund	721,730	721,730	—
(1) Collateral with a value of $37,174,708, $992,730 and $736,600 respectively, has been received in connection with securities lending transactions.
(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.    DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as

ANNUAL REPORT / April 30, 2014

103	NOTES TO FINANCIAL STATEMENTS (continued)

an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Alternatives Fund had options written during the year ended April 30, 2014 as follows:

	Number of Contracts	Premiums Received
Outstanding options at April 30, 2013	150	$88,244
Option closed	—	—
Options written	13,979	3,811,860
Options expired	(2,467)	(1,593,137)
Options exercised	(593)	(418,403)

Options outstanding at April 30, 2014	11,069	$1,888,564

The Real Asset Fund had transactions in options written during the year ended April 30, 2014 as follows:

Notional Amount*		Number of Contracts	Premiums Received
Options outstanding at April 30, 2013	$29,900,000	—	$161,326
Options closed	(96,200,000)	—	(213,603)
Options written	119,430,000	235	465,889
Options expired	(36,030,000)	(5)	(236,271)
Options exercised	(8,000,000)	(5)	(40,018)

Options outstanding at April 30, 2014	$9,100,000	225	$137,323

*Reflects notional amount of Written Options.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. Risk of loss may exceed amounts recognized on the statements of assets and liabilities.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	104

Centrally cleared swap agreements – Centrally cleared swap agreements (“swap”) are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (the “Variation Margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

ANNUAL REPORT / April 30, 2014

105	NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2014.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Credit Contracts	Investments in securities, at value.	Options written, at value.
	Variation margin receivable for centrally cleared swaps.*	Variation margin payable for centrally cleared swaps.*
	Net unrealized appreciation on over the counter swap agreements.	Net unrealized depreciation on over the counter swap agreements.
Interest rate contracts	Variation margin receivable for centrally cleared swaps.*	Options written, at value.
	Net unrealized appreciation on over the counter swap agreements.	Variation margin payable for centrally cleared swaps.*
Net unrealized depreciation on over the counter swap agreements.
Foreign exchange contracts	Net unrealized appreciation on forward foreign currency exchange contracts.	Net unrealized depreciation on forward foreign currency exchange contracts.
Equity contracts	Investments in securities, at value.	Options written, at value.

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2014.

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$6,838	$—	$6,838	$—	$—
Alternatives Fund	440,082	380,865	59,217	—	—
Real Asset Fund	959,893	—	628,682	255,947	75,264

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$4,887	$—	$4,887	$—	$—
Alternatives Fund	2,024,992	1,771,877	253,115	—	—
Real Asset Fund	3,001,086	—	2,644,134	350,758	6,194

    The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2014 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on investments, options written and futures contracts
Net change in unrealized appreciation (depreciation) on investments
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on investments
Interest rate contracts	Net realized gain (loss) on investments, swap agreements, options written and futures contracts
Net change in unrealized appreciation (depreciation) on investments
Foreign exchange contracts	Net realized gain (loss) on investments, foreign currency transactions and options written
Net change in unrealized appreciation (depreciation) on investments

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$(282,566)	$—	$(282,566)	$—	$—
Alternatives Fund	(1,920,690)	(12,414)	(1,908,276)	—	—
Real Asset Fund	(2,542,064)	—	(2,385,550)	(342,691)	186,177

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$6,844	$—	$6,844	$—	$—
Alternatives Fund	(55,766)	66,190	(121,956)	—	—
Real Asset Fund	(1,227,854)	—	(1,411,136)	99,721	83,561

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	106

The Funds’ derivative financial instruments outstanding as of April 30, 2014, as disclosed in the Portfolios of Investments, are indicative of the volume of derivative activity for the Funds.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2014, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$ 6,838	$ 4,887

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,838	4,887
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$ 6,838	$ 4,887

Alternatives Fund
Derivative Financial Instruments:
Financial futures contracts	$ 23,658	$ 76,575
Forward foreign currency contracts	35,559	176,540
Options	380,865	1,771,877

Total derivative assets and liabilities in the Statements of Assets and Liabilities	440,082	2,024,992
Derivatives not subject to a MA or similar agreement	23,658	76,575

Total assets and liabilities subject to a MA	$416,424	$1,948,417

Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$32,253	$48,753
Forward foreign currency contracts	628,682	2,644,134
Options	—	99,359
Swaps	298,958	208,840

Total derivative assets and liabilities in the Statements of Assets and Liabilities	959,893	3,001,086
Derivatives not subject to a MA or similar agreement	240,206	177,061

Total assets and liabilities subject to a MA	$719,687	$2,824,025

At April 30, 2014, derivative assets and liabilities by type net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Derivative Type	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Forward foreign exchange contracts	$6,838	$(4,887)	$—	$—	$1,951
Total Derivative Assets	$6,838	$(4,887)	$—	$—	$1,951

	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Forward foreign exchange contracts	$4,887	$(4,887)	$—	$—	$ —
Total Derivative Liabilities	$4,887	$(4,887)	$—	$—	$ —

ANNUAL REPORT / April 30, 2014

107	NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Derivative Type	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Alternatives Fund

Forward foreign exchange contracts	$35,559	$(35,559)	$—	$—	$—
Options	380,865	(380,865)	—	—	—

Total Derivative Assets	$416,424	$(416,424)	$—	$—	$—

	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Forward foreign exchange contracts	$176,540	$(35,559)	$—	$—	$140,981
Options	1,771,877	(380,865)	(1,391,012)	—	—

Total Derivative Liabilities	$1,948,417	$(416,424)	$(1,391,012)	$—	$140,981

	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Forward foreign exchange contracts	$628,682	$(615,153)	$—	$—	$13,529
Swaps	91,005	(16,813)	—	—	74,192

Total Derivative Assets	$719,687	$(631,966)	$—	$—	$87,721

	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Forward foreign exchange contracts	$2,644,134	$(615,153)	$—	$—	$2,028,981
Options	17,485	—	(17,485)	—	—
Swaps	162,406	(16,813)	—	(145,593)	—

Total Derivative Liabilities	$2,824,025	$(631,966)	$(17,485)	$(145,593)	$2,028,981

(1) Excess of collateral received is not shown for financial reporting purposes.

(2) Net amount represents the net amount receivable in the event of default.

(3) Excesss of collateral pledged is not shown for financial reporting purposes.

(4) Net amount represents the net amount payable due in the event of default.

4.     FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses, the “mark-to-market” of certain passive foreign investment companies (PFICs), losses deferred due to wash sales, partnership adjustments, losses deferred due to straddles, and adjustments for IRS Section 1256 contracts. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2013, 2012, and 2011, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$—	$(35,144)	$35,144
Alternatives Fund	—	234,031	(234,031)
Real Asset Fund	(2,602)	(1,109,678)	1,112,280
Strategic Allocation Conservative Fund	—	43,181	(43,181)
Strategic Allocation Moderate Fund	—	104,194	(104,194)
Strategic Allocation Aggressive Fund	—	67,227	(67,227)

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	108

The tax character of distributions for the year ended April 30, 2014 and 2013 were as follows:

	2014		2013
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$9,182,190	$ —	$7,322,484	$ —
Alternatives Fund	161,975	1,374,779	241,997	193,600
Real Asset Fund	6,435,946	—	5,621,165	—
Strategic Allocation Conservative Fund	807,921	306,691	1,060,591	—
Strategic Allocation Moderate Fund	678,372	—	976,174	—
Strategic Allocation Aggressive Fund	310,111	—	540,529	—
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ (Over Distributed) Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards and Deferrals	Late Year Ordinary Deferrals
International Fund	$4,731,594	$ —	$(2,014)	$79,286,107	$(353,553,373)	$ —
Alternatives Fund	1,957,530	1,461,848	154,953	(2,234,662)	—	—
Real Asset Fund	—	—	1,299,393	26,219,344	(104,857,547)	(1,847,662)
Strategic Allocation Conservative Fund	95,931	703,223	—	1,272,055	—	—
Strategic Allocation Moderate Fund	97,447	—	—	4,900,979	(7,415,114)	—
Strategic Allocation Aggressive Fund	25,581	—	—	1,704,890	(1,811,800)	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2014, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through				Short-Term Post-Effective	Long-Term Post-Effective No Expiration	Total Capital
							Loss
Fund	2016	2017	2018	2019	No Expiration		Carryforwards
International
Fund	$88,749,523	$236,603,604	$28,105,841	$—	$94,405	$—	$353,553,373
Real Asset Fund	—	—	104,657,041	—	200,506	—	104,857,547
Strategic
Allocation
Moderate Fund	—	5,833,221	1,581,893	—	—	—	7,415,114
Strategic
Allocation
Aggressive
Fund	—	—	—	1,811,800	—	—	1,811,800

ANNUAL REPORT / April 30, 2014

109	NOTES TO FINANCIAL STATEMENTS (continued)

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2014:

Fund	Capital Loss Carryforwards Used
International Fund	$12,472,389
Strategic Allocation Conservative Fund	876,936
Strategic Allocation Moderate Fund	6,367,164
Strategic Allocation Aggressive Fund	6,700,418

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2014 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
Real Asset Fund	$1,847,662	$—	$—

5.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Alternatives Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors have entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates, results in a fee that is less than the fee calculation under the sub-advisory agreement.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2014, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
Fund	Class A	Class I
International Fund	1.49%	1.36%
Alternatives Fund	2.23%	1.98%
Real Asset Fund	1.28%	1.03%
Strategic Allocation Conservative Fund*	0.90%	0.65%
Strategic Allocation Moderate Fund	0.84%	0.59%
Strategic Allocation Aggressive Fund*	1.03%	0.78%

* The advisor has voluntarily agreed to waive fees so that the Fund’s expenses are below the contractual expense limitations.

Fund	Gross Fees	Fees Waived	Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,609,279	$(174,849)	0.50%
Sub-advisors:
Baring International Investment Limited	222,287	—	0.45%
Dimensional Fund Advisors LP	272,523	(42,350)	0.45% on the first $50 million;
			0.30% in excess of $50 million
LSV Asset Management	265,638	—	0.49%
Northern Cross LLC	797,290	—	0.55% on the first $1 billion;
			0.50% in excess over $1 billion.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	110

Fund	Gross Fees	Fees Waived	Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
Oberweis Asset Management, Inc. (Since 10/24/2013)	239,587	(1,655)	1.00% on the first $50 million;
			0.90% on the next $50 million;
			0.80% in excess over $100 million
Parametric Portfolio Associates LLC	715,339	—	0.80% on the first $100 million;
(Emerging Markets Strategy)			0.75% in excess of $100 million
Parametric Portfolio Associates LLC	169,219	(1,054)	0.275% on the first $50 million;
(Developed Country Index Replication Strategy)			0.20% in excess of $50 million

Alternatives Fund
WFMC	1,066,694	(295,129)	1.00%
Rock Maple Services, LLC (terminated 8/28/2013)	66,376	—	0.40%
Sub-advisors:
Acuity Capital Management, LLC	186,947	—	1.00%
ADAR Investment Management, LLC (terminated 1/31/2014)	76,012	—	1.00%
Calypso Capital Management, LP	205,722	—	1.00%
Loeb King Capital Management (Since 04/22/2014)	11,893	—	1.05% on the first $100 million;
			1.00% in excess of $100 million
Madison Street Partners LLC (terminated 10/11/2013)	26,247	—	1.00%
Parametric Risk Advisors	110,056	—	0.90%
P\E Global LLC (Since 10/02/2013)	90,283	—	1.00%
TIG Advisors, LLC	122,144	—	1.00%

Real Asset Fund
WFMC	2,175,654	(13,463)

0.50% excluding assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy

0.57% of the first $25 million of assets allocated to the TIPS strategy; 0.54% of the next $25 million; and 0.52% of assets over $50 million

0.58% of assets allocated to the enhanced cash strategy

WFMC- Enhanced Cash Strategy	7,005	—	For assets allocated to the Enhanced Cash Strategy, an additional fee as follows: 0.08% on the assets allocated to the Enhanced Cash Strategy
Sub-advisors:
CBRE Clarion Securities LLC	398,662	(11,068)	0.65% on the first $50 million;
			0.55% on the next $50 million;
			0.45% in excess of $100 million
EII Realty Securities, Inc.	621,394	(8,770)	0.65% on the first $100 million;
			0.60% in excess of $100 million
HSBC Global Asset Management (France)	93,358	—	0.20% on the first $100 million;
			0.15% on the next $400 million;
			0.10% in excess of $500 million
Pacific Investment Management Company, LLC	352,343	—	0.29%

Strategic Allocation Conservative Fund	222,325	(183,433)	0.50%
Strategic Allocation Moderate Fund	307,872	(220,778)	0.50%
Strategic Allocation Aggressive Fund	197,043	(115,850)	0.50%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

ANNUAL REPORT / April 30, 2014

111	NOTES TO FINANCIAL STATEMENTS (continued)

On September 30, 2013, the Board of Trustees voted to change the fee schedule for WFMC. Prior to October 1, 2013, these services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2014, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$ 5,832
Alternatives Fund	58
Real Asset Fund	922
Strategic Allocation Conservative Fund	8,600
Strategic Allocation Moderate Fund	125,032
Strategic Allocation Aggressive Fund	5,352

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2014, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$ 644
Alternatives Fund	—
Real Asset Fund	2,471
Strategic Allocation Conservative Fund	5,769
Strategic Allocation Moderate Fund	47,949
Strategic Allocation Aggressive Fund	3,961

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2014, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$587,553

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	112

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2014 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/14	Value at 4/30/14	Dividend Income(a)	Realized Gain/(Loss)(b)
International Fund:
Wilmington Prime Money Market Fund	—	22,176,377	22,176,377	—	$—	$30	$—

Real Asset Fund:
Wilmington Prime Money Market Fund	2,650,807	69,816,721	72,467,528	—	$—	$1,135	$—

Strategic Allocation Conservative Fund:
Wilmington Prime Money Market Fund	710,281	11,029,513	11,235,074	504,720	$504,720	$90	$—
Wilmington Mid-Cap Growth Fund	34,388	27,207	6,797	54,798	994,576	—	46,962
Wilmington Large-Cap Strategy Fund	242,365	1,468	211,017	32,816	566,737	22,139	1,006,709
Wilmington Small-Cap Strategy Fund	26,932	322	3,404	23,850	344,158	4,445	26,942
Wilmington Intermediate-Term Bond Fund	2,276,678	83,503	584,322	1,775,859	17,936,178	362,086	331,385
Wilmington Multi-Manager International Fund	434,816	54,716	92,888	396,644	3,149,355	56,181	74,568
Wilmington Multi-Manager Real Asset Fund	175,518	1,320	176,838	—	—	18,447	559,682

TOTAL		11,198,049	12,310,340		$23,495,724	$463,388	$2,046,248

Strategic Allocation Moderate Fund:
Wilmington Prime Money Market Fund	1,223,157	15,867,156	16,362,766	727,547	$727,547	$122	$—
Wilmington Large-Cap Growth Fund	211,542	—	211,542	—	—	—	786,643
Wilmington Large-Cap Value Fund	122,512	—	122,512	—	—	5,693	639,844
Wilmington Mid-Cap Growth Fund	188,417	77,648	39,092	226,973	4,119,565	—	255,947
Wilmington Small-Cap Growth Fund	56,897	—	56,897	—	—	—	656,025
Wilmington Multi-Manager International Fund	942,860	—	178,306	764,554	6,070,558	118,895	272,362
Wilmington Small-Cap Strategy Fund	—	103,236	12,509	90,727	1,309,185	12,342	9,757
Wilmington Multi-Manager Real Asset Fund	221,091	1,662	222,753	—	—	23,237	—

TOTAL		16,049,702	17,206,377		$12,226,855	$160,289	$2,620,578

ANNUAL REPORT / April 30, 2014

113	NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Fund Name	Balance of Shares Held 4/30/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/14	Value at 4/30/14	Dividend Income(a)	Realized Gain/(Loss)(b)
Strategic Allocation Aggressive Fund:
Wilmington Prime Money Market Fund	643,033	14,821,084	14,937,151	526,966	$526,966	$120	$—
Wilmington Mid-Cap Growth Fund	169,356	87,811	5,260	251,907	4,572,107	—	126,588
Wilmington Large-Cap Strategy Fund	897,089	4,194	886,370	14,913	257,555	61,168	5,968,731
Wilmington Small-Cap Strategy Fund	69,393	35,061	—	104,454	1,507,267	15,728	—
Wilmington Multi-Manager International Fund	1,398,685	24,794	221,690	1,201,789	9,542,203	178,042	273,882
Wilmington Multi-Manager Real Asset Fund	125,870	946	126,816	—	—	13,229	444,824

TOTAL		14,973,890	16,177,287		$16,406,098	$268,287	$6,814,025

(a)	Dividend Income may include distributions from net investment income and return of capital paid by the affiliated fund to the Fund.

(b)	Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) received by the Fund for sales of the affiliated fund.

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2014 were as follows:

Fund	Commissions
International Fund	$55,877
Alternatives Fund	1,360
Real Asset Fund	29,201

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the year ended April 30, 2014 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$249,968,438	$282,779,238
Alternatives Fund	426,568,483	341,418,398
Real Asset Fund	310,836,515	306,919,712
Strategic Allocation Conservative Fund	14,508,963	19,462,660
Strategic Allocation Moderate Fund	31,886,637	38,011,298
Strategic Allocation Aggressive Fund	27,557,747	31,598,711

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2014 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Alternatives Fund	$—	$250,000
Real Asset Fund	313,868,911	298,789,923
Strategic Allocation Moderate Fund	362,759	1,568,900

7. LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion through March 10, 2014. Effective March 11, 2014, the LOC included a commitment fee of 0.10% per annum on the daily unused portion. The termination date of this LOC is March 9, 2015. The Funds did not utilize the LOC for the year ended April 30, 2014.

April 30, 2014 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	114

8.   SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

9.   FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2014, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Alternatives Fund	23.86%
Real Asset Fund	8.57%
Strategic Allocation Conservative Fund	10.15%
Strategic Allocation Moderate Fund	19.15%
Strategic Allocation Aggressive Fund	55.39%

For the year ended April 30, 2014, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	100.00%
Alternatives Fund	29.80%
Real Asset Fund	21.91%
Strategic Allocation Conservative Fund	19.44%
Strategic Allocation Moderate Fund	48.92%
Strategic Allocation Aggressive Fund	100.00%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2014

115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2014

April 30, 2014 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	116

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

R. Samuel Fraundorf, CFA, CPA*	Principal Occupations: President of WTIA.
Birth date: 4/64
TRUSTEE	Other Directorships Held: None.
Began serving: March 2012
Previous Positions: President of Wilmington Trust Investment Managements (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55	Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.
TRUSTEE Began serving: December 2012	Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30, 2014 (unaudited)

117	BOARD OF TRUSTEES AND TRUST OFFICERS

     INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988	Principal Occupations: Private Investor, Consultant and Community Volunteer.

Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present).

Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003	Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).
Previous Positions: CFO, Pencor Inc. (environmental project development); Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000	Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).
Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988	Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

April 30, 2014 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	118

Name Birth date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano	Principal Occupations: Consultant, financial services organizations (1997 to present).
Birth date: 3/43 TRUSTEE Began serving: March 2012

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003	Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (1/96 to present); Chairman and Director, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

      OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Samuel Guerrieri Birth year: 1965 PRESIDENT Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007	Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER	Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc; Assistant Treasurer, Wilmington Funds.

Began serving: June 2013 VICE PRESIDENT Began serving: June 2007	Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013	Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

ANNUAL REPORT / April 30, 2014 (unaudited)

119	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Hope L. Brown Birth year: 1973 CHIEF COMPLIANCE OFFICER, AML COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2012	Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present).
Birth year: 1957	Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).
VICE PRESIDENT
Began serving: June 2010

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110	Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013	Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present).

Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

April 30, 2014 (unaudited) / ANNUAL REPORT

120

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Approval of New Subadvisory Agreements

At the March 12-13, 2014 meeting of the Board of Trustees (the “March meeting”), the Board, including the Independent Trustees, discussed and unanimously approved, for the Wilmington Multi-Manager Alternatives Fund and the Wilmington Multi-Manager International Fund (each, a “Fund”), investment subadvisory agreements (the “New Subadvisory Agreements”) with Loeb King Capital Management (“Loeb King”) and J O Hambro Capital Management, respectively (“JOHCM” and, collectively with Loeb King, the “New Subadvisors”). The Trustees were provided with detailed materials relating to the New Subadvisors in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

At the March meeting, the Trustees met in person with Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (collectively, the “Advisor”), Trust and Independent Legal Counsel, representatives of the New Subadvisors, and others. The Wilmington Multi-Manager Alternatives Fund has multiple subadvisers but only the contract with Loeb King, to manage a portion of the Fund’s assets, was subject to approval. The Wilmington Multi-Manager International Fund has multiple subadvisors but only the contract with JOHCM, to manage a portion of the Fund’s assets, was subject to approval.

In evaluating the New Subadvisory Agreements, the Trustees took into account management styles, investment strategies, and prevailing market conditions as well as each New Subadvisor’s investment philosophy and process, past performance, and personnel. The Trustees also reviewed information concerning: (i) the nature, extent and quality of the services to be provided by each New Subadvisor; (ii) the prior investment performance of each New Subadvisor; (iii) the prior investment performance of each Fund against a relevant benchmark and against other comparable mutual funds; (iv) each New Subadvisor’s anticipated cost of/profitability in providing the services to the applicable Fund; (v) possible fall-out benefits to each New Subadvisor due to its position with the applicable Fund, including the use of soft dollars in the case of JOHCM; (vi) the proposed fees of the New Subadvisors and fees charged by other investment advisors to other mutual funds for similar services; and (vii) the Advisor’s recommendation that the Independent Trustees approve the New Subadvisory Agreements. The New Subadvisors and the Trustees did not specifically address economies of scale due to the amount of assets to be managed by each New Subadvisor, although the New Subadvisory Agreement with Loeb King contains breakpoints.

After discussion and consideration among themselves, and with Independent Legal Counsel and the Advisor, the Board, including all of the Independent Trustees, determined that the fees to be paid by each Fund to Loeb King and JOHCM, as applicable, under the New Subadvisory Agreements appeared to be fair and reasonable in light of the information provided. Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including all of the Independent Trustees, concluded that the approval of the New Subadvisory Agreements for a two-year period was in the best interests of each Fund and its shareholders and approved the New Subadvisory Agreements.

ANNUAL REPORT / April 30, 2014 (unaudited)

121

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2014 / ANNUAL REPORT

122

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2014

123

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2014 / ANNUAL REPORT

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Additional Sub-Advisors to the Wilmington Multi-Manager International Fund
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY, United Kingdom

Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

Northern Cross, LLC
125 Summer Street, Suite 1410
Boston, MA 02110

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, IL 60532

Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Additional Sub-Advisors to the Wilmington Multi-Manager Alternatives Fund
Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

Calypso Capital Management, LP
135 East 57th Street, 20th Floor
New York, NY 10022

Loeb King Capital Management
125 Broad Street, 14th Floor
New York, NY 10004

Parametric Risk Advisors
274 Riverside Avenue, 1st Floor
Westport, CT 06880

P/E Global LLC
75 State Street, 31st Floor
Boston, MA 02109

TIG Advisors, LLC
520 Madison Avenue, 26th Floor
New York, NY 10022

Additional Sub-Advisors to the Wilmington Multi-Manager Real Asset Fund
EII Realty Securities, Inc.
640 Fifth Avenue, 8th Floor
New York, NY 10019

CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Pacific Investment Management Company, LLC ("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

HSBC Global Asset Management (France)
Immeuble Ile De France, 4 Place de la Pyramide
Puteaux France, 92800

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

WT-AR-MMgr-0414

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-863-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Nicholas A. Giordano, Joseph J. Castiglia, William H. Cowie, Jr., and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)	The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2014 - $498,190

Fiscal year ended 2013 - $494,400

(b)	Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2014 - $181,785

Fiscal year ended 2013 - $195,325

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $181,785 and $195,325 respectively.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 100%

Fiscal year ended 2013 – 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 100% and 100% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2014 – $181,785

Fiscal year ended 2013 – $195,325

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Wilmington Funds

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date 7/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date 7/7/2014

By (Signature and Title)* /s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date 7/7/2014

*	Print the name and title of each signing officer under his or her signature.